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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                          Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2006 through December 31, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
                          Pioneer America Income VCT Portfolio -- Class I Shares


                                                                   ANNUAL REPORT
                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer America Income VCT Portfolio

  Portfolio and Performance Update                            2

  Comparing Ongoing Portfolio Expenses                        3

  Portfolio Management Discussion                             4

  Schedule of Investments                                     6

  Financial Statements                                        8

  Notes to Financial Statements                              12

  Report of Independent Registered Public
    Accounting Firm                                          17

  Factors Considered by the Independent Trustees
    in Approving the Management Contract                     18

  Trustees, Officers and Service Providers                   21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]

U.S. Government Securities                      88.5%
Collateralized Mortgage Obligations              8.7%
Temporary Cash Investment                        2.2%
U.S. Corporate Bonds                             0.6%

Maturity Distribution
(As a percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]

0-1 year                                         2.5%
1-3 years                                       31.1%
3-4 years                                       25.5%
4-6 years                                       19.9%
6-8 years                                        9.6%
8+ years                                        11.4%

Five Largest Holdings
(As a percentage of long-term holdings)

1.       U.S. Treasury Inflation Notes,
           3.375%, 1/15/12                      7.83%
2.       U.S. Treasury Bonds, 6.25%,
           8/15/23                              5.88
3.       Fannie Mae, 4.92%, 7/25/20             3.92
4.       Government National Mortgage
         Association, 5.0%,
           11/16/46                             3.65
5.       U.S. Treasury Notes, 6.5%,
           2/15/10                              3.53

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                                           12/31/06          12/31/05
Net Asset Value per Share                  $9.71             $9.84

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $0.4537        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer America Income VCT Portfolio at net asset value, compared to that of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index and of Lehman Brothers Government Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following table was depicted as a line chart in the printed material.]


                                                        Lehman Brothers
            Pioneer America        Lehman Brothers        Fixed-Rate
               Income VCT            Government          Mortgage-Backed
               Portfolio             Bond Index         Securities Index
12/96            10,000                10,000                 10,000
                 10,844                10,959                 10,949
12/98            11,728                12,038                 11,711
                 11,433                11,770                 11,928
12/00            12,777                13,328                 13,260
                 13,609                14,292                 14,350
12/02            15,014                15,935                 15,605
                 15,286                16,310                 16,084
12/04            15,808                16,878                 16,840
                 16,127                17,325                 17,280
12/06            16,677                17,927                 18,183

The Lehman Brothers Government Bond Index measures the performance of the U.S. government bond market. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index measures the performance of the government and mortgage securities markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------

10 Years            5.25%
5 Years             4.15%
1 Year              3.41%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer America Income VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                             I
----------------------------------------------   --------------
  Beginning Account Value on 7/1/06                $ 1,000.00
  Ending Account Value on 12/31/06                 $ 1,044.86
  Expenses Paid During Period*                     $     3.40

* Expenses are equal to the Portfolio's annualized expense ratio of 0.66% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer America Income VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                             I
----------------------------------------------   --------------
  Beginning Account Value on 7/1/06                $ 1,000.00
  Ending Account Value on 12/31/06                 $ 1,021.88
  Expenses Paid During Period*                     $     3.36

* Expenses are equal to the Portfolio's annualized expense ratio of 0.66% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

During a period of moderating economic growth, Pioneer America Income Trust VCT Portfolio provided shareholders with a solid level of income by investing in securities issued by the U.S. government and its agencies. In the interview below, Richard Schlanger, a member of the Pioneer fixed-income team, discusses the factors that affected the fixed-income market and the Trust over the fiscal year.

Q. How did the portfolio perform during the 12-month period ended December 31, 2006?
A. Over the 12 months, Class I shares of Pioneer America Income Trust VCT Portfolio produced a total return of 3.41% at net asset value. For the same period, the Trust performed in line with the Lehman Brothers Government Bond Index, which returned 3.48%. It underperformed the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index, which returned 5.22%. The Trust outpaced the average 2.81% return generated by the 63 funds in the U.S. Government Funds category of Lipper, Inc., an independent monitor of mutual fund performance. At the end of the period, the Trust's 30-day SEC yield was 4.55%. The Trust held 228 issues, and the average credit quality of the portfolio was AAA.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What was the investment environment like during the period?
A. We began the year with relatively strong economic growth and a federal funds rate, the rate banks charge for overnight loans, at 4.25%. We ended the year in an environment of slowing economic growth, declining oil and other commodity prices and a Federal funds rate of 5.25%. While the Federal Reserve took no action on interest rates during the last six months of the year, the central bank continued to warn about the potential for an upturn in inflation, as unemployment declined and the equity markets set new records. When the Federal Reserve was raising interest rates during the first six months of the fiscal period, the yield on the 10-year Treasury rose from 4.39% to 5.24% in the January-through-June period. By year-end, the 10-year Treasury yield had settled back to 4.70%. For most of the period, the yield curve was inverted, with yields on longer-term bonds lower than those on shorter-term bonds. (The yield curve shows the relationship between maturity length and yield.)

Q. What were the principal strategies used in managing the Portfolio?
A. As higher interest rates boosted mortgage rates early in the year, we trimmed our mortgage position in favor of long-term Treasury securities on the belief that if the Federal Reserve went too far with its interest-rate hikes, longer-term Treasuries would rally and outperform shorter-term securities. We also had a significant position in agency securities and TIPS. (The principal on TIPS, or Treasury Inflation Protected Securities, is tied to the consumer price index, a monthly indicator that measures the price inflation of a representative basket of goods and services. When inflation accelerates, the principal on TIPS rises in value. The interest-rate payment on TIPS is calculated on the inflated principal.)

   During the last six months, we took advantage of the volatility in the market. When interest rates rose in July, we extended duration, or a bond's price sensitivity to interest-rate changes, on the belief that rates would move lower later in the year. We reduced our position in Treasuries and TIPS and used the proceeds to purchase agency debentures and mortgage-backed securities. Normally higher rates would be negative for mortgages; but in this instance, valuations were very attractive. We focused on mortgages issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae) and emphasized those that are collateralized by multifamily apartment buildings. Such mortgages have attractive yields and are less vulnerable to prepayment risk than standard mortgage-pools that are collateralized by single-family homes. When selecting mortgages, we favored seasoned collateral that had seen some price appreciation rather than mortgages on newer vintage products that may not see home price appreciation. At the end of the period, mortgage-backed securities accounted for 57.2% of portfolio net assets; Treasury and agency securities accounted for 42.3% of net assets. The portfolio had a 0.5% cash position. (A note about Ginnie Mae securities: Ginnie Maes are backed by the full faith and credit of the U.S. Government.)

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed--income securities. Mortgage-backed securities are also subject to pre-payments. Government guarantees apply to the underlying securities only and not to the prices and yields of the Portfolio. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. What contributed most to performance?
A. The Portfolio's agency debentures and overweight in mortgage-backed securities had the biggest positive impact on performance. These securities not only enjoyed strong demand from U.S. investors, they were also favored by overseas central banks with significant amounts of cash to invest.

Q. What detracted from performance?
A. During a time when commodity prices declined, the real estate market softened, and the Federal Reserve maintained credibility as an inflation fighter, investors showed relatively little concern about the prospects for an upturn in inflation. As a result, TIPS were one of the worst performing sectors of the market; and despite our relative underweight in the sector, they held back results. Because the Portfolio's holdings were diversified among Treasury, agency and mortgage-backed securities, its performance fell short of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index, which only emphasizes mortgages.

Q. What is your outlook for the next few months?
A. As we closed 2006, the rate of economic growth had slowed, but the economy continued to expand. While the fixed-income markets appeared to be anticipating a Federal Reserve rate cut in the near term, we viewed this with skepticism. Unemployment is low, the stock market has set new records, and global liquidity is strong. Unless the housing market stumbles dramatically, we will take the Federal Reserve at its word that inflation remains a greater risk than a significant decline in the housing sector. At this time, the Federal Reserve seems more likely to raise rates than lower them, and we have positioned the Portfolio defensively for this situation. Should the Federal Reserve reduce rates, we would be likely to alter the Trust's positioning.


   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

   Principal
      Amount                                                                                                    Value
                 COLLATERALIZED MORTGAGE OBLIGATIONS - 8.7%
                 Government - 8.7%
 $ 1,600,000     Fannie Mae, 4.92%, 7/25/20                                                             $   1,572,499
   1,136,197     Fannie Mae, 6.3%, 4/25/19                                                                  1,200,969
     197,304     Federal Home Loan Bank, 4.75%, 10/25/10                                                      195,949
     101,032     Federal Home Loan Bank, 5.0%, 1/15/16                                                        100,265
     171,426     Federal Home Loan Mortgage Corp., 4.5%, 4/15/13                                              170,146
     350,000     Freddie Mac, 5.5%, 7/15/28                                                                   349,817
                                                                                                        -------------
                                                                                                        $   3,589,645
                                                                                                        -------------
                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                 (Cost $3,613,830)                                                                      $   3,589,645
                                                                                                        -------------
                 CORPORATE BONDS - 0.6%
                 Diversified Financials - 0.6%
                 Specialized Finance - 0.6%
     250,000     Private Export Funding, 3.375%, 2/15/09                                                $     241,968
                                                                                                        -------------
                 TOTAL CORPORATE BONDS
                 (Cost $250,000)                                                                        $     241,968
                                                                                                        -------------
                 U.S. GOVERNMENT AGENCY OBLIGATIONS - 88.7%
                 Government - 88.7%
     184,975     Fannie Mae, 5.5%, 6/1/23                                                               $     184,089
     250,000     Federal Farm Credit Bank, 3.25%, 6/15/07                                                     247,843
     250,000     Federal Farm Credit Bank, 3.375%, 3/16/09                                                    241,449
     250,000     Federal Farm Credit Bank, 4.45%, 6/1/15                                                      240,807
     400,000     Federal Farm Credit Bank, 4.9%, 3/17/14                                                      388,609
     250,000     Federal Farm Credit Bank, 5.0%, 10/23/09                                                     250,024
     100,000     Federal Farm Credit Bank, 5.3%, 9/28/15                                                       97,887
     250,000     Federal Farm Credit Bank, 5.5%, 2/23/09                                                      249,976
     100,000     Federal Farm Credit Bank, 5.88%, 9/8/08                                                      101,282
     250,000     Federal Home Loan Bank, 4.0%, 2/12/10                                                        243,008
     250,000     Federal Home Loan Bank, 4.25%, 10/10/08                                                      246,751
     250,000     Federal Home Loan Bank, 4.25%, 2/16/10                                                       244,912
     300,000     Federal Home Loan Bank, 4.43%, 4/7/08                                                        297,356
     200,000     Federal Home Loan Bank, 4.5%, 11/15/12                                                       195,254
     500,000     Federal Home Loan Bank, 4.75%, 12/10/10                                                      496,269
     100,000     Federal Home Loan Bank, 5.375%, 5/18/16                                                      102,716
     498,119     Federal Home Loan Mortgage Corp., 5.0%, 1/1/36 - 3/1/36                                      480,705
     417,875     Federal Home Loan Mortgage Corp., 5.5%, 9/1/34 - 12/1/34                                     413,695
   1,908,908     Federal Home Loan Mortgage Corp., 6.0%, 10/1/32 - 5/1/34                                   1,926,391
     463,973     Federal Home Loan Mortgage Corp., 6.5%, 1/1/29 - 7/1/32                                      474,588
     273,828     Federal Home Loan Mortgage Corp., 7.0%, 4/1/30 - 10/1/46                                     279,319
      27,694     Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                                                28,793
     203,900     Federal National Mortgage Association, 4.5%, 4/1/19                                          196,939
     645,115     Federal National Mortgage Association, 5.0%, 3/1/09 - 12/1/35                                631,415
   2,117,797     Federal National Mortgage Association, 5.5%, 3/1/18 - 12/1/34                              2,107,411
   1,579,294     Federal National Mortgage Association, 6.0%, 12/1/11 - 7/1/36                              1,592,789
     250,000     Federal National Mortgage Association, 6.07%, 5/12/16                                        251,640
   1,037,072     Federal National Mortgage Association, 6.5%, 7/1/21 - 7/1/34                               1,060,599
     182,519     Federal National Mortgage Association, 7.0%, 9/1/18 - 1/1/32                                 188,385
      12,182     Federal National Mortgage Association, 7.5%, 2/1/31                                           12,685

6   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal
      Amount                                                                                                    Value
                 U.S. Government Agency Obligations (Cont.)
      16,367     Federal National Mortgage Association, 9.0%, 4/1/33                                    $      17,246
   1,408,554     Government National Mortgage Association, 4.5%, 4/15/20 - 5/20/36                          1,335,388
  $2,788,473     Government National Mortgage Association, 5.0%, 7/15/17 - 11/16/46                         2,729,136
   1,353,753     Government National Mortgage Association, 5.5%, 2/15/19 - 10/15/34                         1,351,963
   2,993,534     Government National Mortgage Association, 6.0%, 6/20/16 - 7/15/36                          3,039,411
   1,148,050     Government National Mortgage Association, 6.5%, 4/15/17 - 1/15/34                          1,179,466
     395,792     Government National Mortgage Association, 7.0%, 1/15/26 - 5/15/32                            409,090
      81,419     Government National Mortgage Association, 7.5%, 10/15/22 - 1/15/31                            84,949
       1,763     Government National Mortgage Association, 8.0%, 8/20/25                                        1,861
      87,816     Government National Mortgage Association, I, 6.0%, 2/15/29                                    89,243
     253,269     Government National Mortgage Association II, 5.0%, 12/20/18                                  249,610
     859,781     Government National Mortgage Association II, 5.5%, 7/20/19 - 11/20/34                        856,258
     303,414     Government National Mortgage Association II, 6.0%, 12/20/18 - 11/20/33                       307,209
      22,386     Government National Mortgage Association II, 6.5%, 8/20/28                                    22,951
      95,361     Government National Mortgage Association II, 7.0%, 5/20/26 - 1/20/31                          98,199
      12,000     Tennessee Valley Authority, Floating Rate Note, 6/1/28 (a)                                   283,200
     250,000     Tennessee Valley Authority, 4.75%, 8/1/13                                                    246,197
     200,000     U.S. Treasury Bonds, 4.0%, 2/15/14                                                           191,445
   2,050,000     U.S. Treasury Bonds, 6.25%, 8/15/23                                                        2,359,583
     400,000     U.S. Treasury Bonds, 7.25%, 5/15/16                                                          475,484
     207,532     U.S. Treasury Inflation Notes, 1.875%, 7/15/15                                               198,882
     249,855     U.S. Treasury Inflation Notes, 2.5%, 7/15/16                                                 251,748
   3,012,229     U.S. Treasury Inflation Notes, 3.375%, 1/15/12                                             3,144,836
     870,000     U.S. Treasury Notes, 4.25%, 11/15/14                                                         843,968
     100,000     U.S. Treasury Notes, 4.5%, 2/15/16                                                            98,407
     200,000     U.S. Treasury Notes, 5.0%, 2/15/11                                                           202,500
   1,150,000     U.S. Treasury Notes, 6.375%, 8/15/27                                                       1,368,410
   1,350,000     U.S. Treasury Notes, 6.5%, 2/15/10                                                         1,418,186
                                                                                                        -------------
                                                                                                        $  36,328,412
                                                                                                        -------------
                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                 (Cost $36,573,575)                                                                     $  36,328,412
                                                                                                        -------------
                 TEMPORARY CASH INVESTMENT - 2.2%
                 Repurchase Agreement - 2.2%
    900,000      UBS AG, 4.7%, dated 12/29/06, repurchase price of $900,000 plus accrued interest on
                 1/2/06, collateralized by $931,000 U.S. Treasury Bill, 3.25%, 8/15/08
                 TOTAL TEMPORARY CASH INVESTMENT
                 (Cost $900,000)                                                                        $     900,000
                                                                                                        -------------
                 TOTAL INVESTMENT IN SECURITIES - 100.2%
                 (Cost $41,337,405)                                                                     $  41,060,025
                                                                                                        -------------
                 OTHER ASSETS AND LIABILITIES - (0.2)%                                                  $    (114,231)
                                                                                                        -------------
                 TOTAL NET ASSETS - 100.0%                                                              $  40,945,794
                                                                                                        =============

(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. At December 31, 2006, the rate was 5.49%.

   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  Year              Year
                                                                                 Ended             Ended
Class I                                                                         12/31/06          12/31/05
Net asset value, beginning of period                                            $  9.84           $ 10.11
                                                                                -------           -------
Increase (decrease) from investment operations:
  Net investment income                                                         $  0.38           $  0.38
  Net realized and unrealized gain (loss) on investments                          (0.06)            (0.18)
                                                                                -------           -------
    Net increase (decrease) from investment operations                          $  0.32           $  0.20
Distributions to shareowners:
  Net investment income                                                           (0.45)            (0.47)
                                                                                -------           -------
Net increase (decrease) in net asset value                                      $ (0.13)          $ (0.27)
                                                                                -------           -------
Net asset value, end of period                                                  $  9.71           $  9.84
                                                                                =======           =======
Total return*                                                                      3.41%             2.02%
Ratio of net expenses to average net assets+                                       0.66%             0.82%
Ratio of net investment income to average net assets+                              4.20%             4.05%
Portfolio turnover rate                                                              28%               23%
Net assets, end of period (in thousands)                                        $20,797           $25,767
Ratios with no waiver of management fees and assumption of expenses by
  PIM and no reduction for fees paid indirectly:
  Net expenses                                                                     0.66%             0.82%
  Net investment income                                                            4.20%             4.05%
Ratios with waiver of management fees and assumption of expenses by
  PIM and reduction for fees paid indirectly:
  Net expenses                                                                     0.66%             0.82%
  Net investment income                                                            4.20%             4.05%


                                                                           Year            Year          Year
                                                                          Ended           Ended         Ended
Class I                                                                  12/31/04        12/31/03      12/31/02
Net asset value, beginning of period                                     $ 10.35         $ 10.59        $ 10.06
                                                                         -------         -------        -------
Increase (decrease) from investment operations:
  Net investment income                                                  $  0.37         $  0.35        $  0.46
  Net realized and unrealized gain (loss) on investments                   (0.03)          (0.16)          0.56
                                                                         -------         -------        -------
    Net increase (decrease) from investment operations                    $ 0.34         $  0.19        $  1.02
Distributions to shareowners:
  Net investment income                                                    (0.58)          (0.43)         (0.49)
                                                                         -------         -------        -------
Net increase (decrease) in net asset value                               $ (0.24)        $ (0.24)       $  0.53
                                                                         -------         -------        -------
Net asset value, end of period                                           $ 10.11         $ 10.35        $ 10.59
                                                                         =======         =======        =======
Total return*                                                               3.42%           1.81%         10.32%
Ratio of net expenses to average net assets+                                0.79%           0.78%          0.81%
Ratio of net investment income to average net assets+                       3.74%           3.45%          4.39%
Portfolio turnover rate                                                       37%             34%            54%
Net assets, end of period (in thousands)                                 $32,342         $44,526        $69,551
Ratios with no waiver of management fees and assumption of expenses by
  PIM and no reduction for fees paid indirectly:
  Net expenses                                                              0.79%           0.78%          0.81%
  Net investment income                                                     3.74%           3.45%          4.39%
Ratios with waiver of management fees and assumption of expenses by
  PIM and reduction for fees paid indirectly:
  Net expenses                                                              0.79%           0.78%          0.81%
  Net investment income                                                     3.74%           3.45%          4.39%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

8   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $41,337,405)        $ 41,060,025
 Cash                                                              106,654
   Investment securities sold                                    2,461,520
   Fund shares sold                                                    166
   Dividends, interest and foreign taxes withheld                  330,330
 Other                                                                 129
                                                              ------------
     Total assets                                             $ 43,958,824
                                                              ------------
LIABILITIES:
 Payables --
   Investment securities purchased                            $  2,956,211
   Fund shares repurchased                                           5,141
 Due to affiliates                                                   6,472
 Accrued expenses                                                   45,206
                                                              ------------
     Total liabilities                                        $  3,013,030
                                                              ------------
NET ASSETS:
 Paid-in capital                                              $ 43,232,112
 Distributions in excess of net investment income                 (220,066)
 Accumulated net realized loss on investments                   (1,788,872)
 Net unrealized loss on investments                               (277,380)
                                                              ------------
     Total net assets                                         $ 40,945,794
                                                              ------------
NET ASSET VALUE PER SHARE:
 Class I:
 (No par value, unlimited number of shares authorized)
   Net assets                                                 $ 20,796,531
 Shares outstanding                                              2,142,423
                                                              ------------
   Net asset value per share                                  $       9.71
 Class II:
 (No par value, unlimited number of shares authorized)
   Net assets                                                 $ 20,149,263
 Shares outstanding                                              2,072,650
                                                              ------------
   Net asset value per share                                  $       9.72

  The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                    Year
                                                                   Ended
                                                                  12/31/06
INVESTMENT INCOME:
 Interest                                                       $1,999,399
                                                                ----------
   Total investment income                                      $1,999,399
                                                                ----------
EXPENSES:
 Management fees                                                $  207,751
 Transfer agent fees and expenses                                    3,096
 Distribution fees (Class II)                                       46,808
 Administrative reimbursements                                       9,358
 Custodian fees                                                     12,591
 Professional fees                                                  28,929
 Printing expense                                                      954
 Fees and expenses of nonaffiliated trustees                         6,153
 Miscellaneous                                                       5,394
                                                                ----------
   Total expenses                                               $  321,034
                                                                ----------
   Net expenses                                                 $  321,034
                                                                ----------
     Net investment income                                      $1,678,365
                                                                ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss from investments                             $ (121,816)
                                                                ----------
 Change in net unrealized gain or loss from investments         $ (224,710)
                                                                ----------
 Net loss on investments                                        $ (346,526)
                                                                ==========
 Net increase in net assets resulting from operations           $1,331,839
                                                                ==========

10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        Year               Year
                                                                                        Ended              Ended
                                                                                      12/31/06           12/31/05
FROM OPERATIONS:
Net investment income                                                              $   1,678,365      $   1,818,811
Net realized loss on investments                                                        (121,816)            (8,670)
Change in net unrealized gain or loss on investments                                    (224,710)          (945,559)
                                                                                   -------------      -------------
   Net increase in net assets resulting from operations                            $   1,331,839      $     864,582
                                                                                   -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I                                                                           $  (1,069,942)     $  (1,378,835)
 Class II                                                                               (828,428)          (792,466)
                                                                                   -------------      -------------
   Total distributions to shareowners                                              $  (1,898,370)     $  (2,171,301)
                                                                                   -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                   $   5,966,828      $  11,779,535
Reinvestment of distributions                                                          1,899,760          2,174,179
Cost of shares repurchased                                                           (13,472,433)       (11,661,922)
                                                                                   -------------      -------------
 Net increase (decrease) in net assets resulting from Fund share transactions      $  (5,605,845)     $   2,291,792
                                                                                   -------------      -------------
 Net increase (decrease) in net assets                                             $  (6,172,376)     $     985,073
                                                                                   -------------      -------------
NET ASSETS:
Beginning of year                                                                  $  47,118,170      $  46,133,097
                                                                                   -------------      -------------
End of year                                                                        $  40,945,794      $  47,118,170
                                                                                   =============      =============
Distributions in excess of net investment income                                   $    (220,066)     $    (322,520)
                                                                                   =============      =============

  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer America Income VCT Portfolio (The Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
      Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
      Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
      (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
      shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
      (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
      (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
      Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
      Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
      Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Portfolio is to produce a high level of current income as consistent with preservation of capital.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The financial highlights for the Portfolio's Class II shares are presented in a separate book.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, the Portfolio had a net capital loss carryforward of $1,703,310, of which the following amounts will expire between 2008 and 2014 if not utilized: $382,424 in 2008, $435,523 in 2011,
   $171,643 in 2012, $241,325 in 2013 and $472,395 in 2014.

   The Portfolio elected to defer $81,587 in capital losses recognized between November 1, 2006 and December 31, 2006 to its fiscal year ending December 31, 2007.

   At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

-------------------------------------------------------------------------------
                               Distributions in
                                Excess of Net       Accumulated
                                  Investment       Net Realized     Paid-In
Portfolio                           Income             Loss         Capital
-------------------------------------------------------------------------------
America Income Portfolio          $322,459         $ (322,459)       $--
                                  ========         ==========        ===
-------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

   The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                            2006           2005
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                        $  1,898,370     $2,171,301
                                       ------------     ----------
 Total distributions                   $  1,898,370     $2,171,301
                                       ============     ==========
Distributable Earnings:
Undistributed ordinary income          $     12,312
Capital loss carryforward                (1,703,310)
Post-October Loss Deferred                  (81,587)
Unrealized depreciation                    (513,733)
                                       ------------
 Total                                 $ (2,286,318)
                                       ============
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, and the tax treatment of amortization on securities purchased at premium.

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted-net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolios. Management fees are calculated daily at the annual rate of 0.50% up to $1 billion and 0.45% on assets over $1 billion.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $1,762 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,293 in transfer agent fees payable to PIMSS at December 31, 2006.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $417 payable to PFD at December 31, 2006.

5. Aggregate Unrealized Appreciation and Depreciation

At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:


----------------------------------------------------------------------------------------------
                                                    Gross            Gross            Net
                                 Tax Cost       Appreciation     Depreciation     Depreciation
                              --------------   --------------   --------------   -------------
America Income Portfolio       $41,573,758         $95,315        $(609,048)       $(513,733)
                               ===========         =======        ==========       ==========
----------------------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of U.S. Government obligations for the year ended December 31, 2006, were $11,466,385 and $17,152,222, respectively.

7. Capital Shares

At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
America Income Portfolio          '06 Shares     '06 Amount     '05 Shares      '05 Amount
-------------------------------------------------------------------------------------------
CLASS I:
Shares sold                         110,844    $  1,068,537       116,997     $  1,169,565
Reinvestment of distributions       110,800       1,071,338       138,561        1,381,733
Shares repurchased                 (698,557)     (6,764,324)     (836,177)      (8,331,104)
                                ----------------------------------------------------------
 Net decrease                      (476,913)   $ (4,624,449)     (580,619)    $ (5,779,806)
                                ==========================================================
CLASS II:
Shares sold                         504,972    $  4,898,291     1,061,522     $ 10,609,970
Reinvestment of distributions        85,535         828,422        79,492          792,446
Shares repurchased                 (685,050)     (6,708,109)     (336,194)      (3,330,818)
                                ----------------------------------------------------------
 Net increase (decrease)            (94,543)   $   (981,396)      804,820     $  8,071,598
                               ===========================================================
-------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

8. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer America Income VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer America Income VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies for brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer America Income VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst & Young LLP

Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio (the "Fund")
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract; (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return and yield, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Lehman Brothers Government Bond Index. The Fund's performance, based upon total return, was in the third quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the third quintile for the three years ended June 30, 2006, the third quintile for the five years ended June 30, 2006 and the fourth quintile for the ten year period ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield of the Fund, before deduction of expenses, relative to the yield index. The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was satisfactory.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee, based on 2006 data, was in the third quintile relative to the management fees paid by the other funds in that peer group. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the fifth quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in the management fees, the Trustees concluded

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                                  (continued)
--------------------------------------------------------------------------------

   that any perceived or potential economies of scale would be shared at future asset levels, in a reasonable manner as the Fund grows in size, between Fund's shareholders and the Investment Adviser.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund). The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The trust's Board of Trustees provides broad supervision over the portfolio's affairs. The officers of the trust are responsible for the trust's operations. The trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 86 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the trust is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                                POSITIONS HELD              LENGTH OF SERVICE
NAME AND AGE                    WITH THE TRUST              AND TERM OF OFFICE
John F. Cogan, Jr. (80)*        Chairman of the             Trustee since 1994. Serves
                                Board, Trustee              until a successor trustee
                                and President               is elected or earlier
                                                            retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

NAME AND AGE                    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (80)*        Deputy Chairman and a Director of Pioneer Global Asset Management
                                S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                                Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                                Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                                Inc. (since 2006); Director of Pioneer Alternative Investment Management
                                Limited (Dublin); President and a Director of Pioneer Alternative Investment
                                Management (Bermuda) Limited and affiliated funds; Director of
                                PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                                Director of Nano-C, Inc. (since 2003); Director of Cole Investment
                                Corporation (since 2004); Director of Fiduciary Counseling, Inc.; President
                                and Director of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                                President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                                Pickering Hale and Dorr LLP (counsel to PIM-USA and the Pioneer Funds)
------------------------------------------------------------------------------------------------------------------------------------

NAME AND AGE                    OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*        Director of ICI Mutual Insurance Company

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                POSITIONS HELD              LENGTH OF SERVICE
NAME, AGE AND ADDRESS           WITH THE TRUST              AND TERM OF OFFICE
David R. Bock (63)              Trustee                     Trustee since 2005. Serves
3050 K. Street NW,                                          until a successor trustee
Washington, DC 20007                                        is elected or earlier
                                                            retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)               Trustee                     Trustee since 2000. Serves
3509 Woodbine Street,                                       until a successor trustee
Chevy Chase, MD 20815                                       is elected or earlier
                                                            retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)       Trustee                     Trustee since 2000. Serves
1001 Sherbrooke Street West,                                until a successor trustee
Montreal, Quebec, Canada                                    is elected or earlier
H3A 1G5                                                     retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)            Trustee                     Trustee since 2006. Serves
89 Robbins Avenue,                                          until a successor trustee
Berkeley Heights, NJ                                        is elected or earlier
07922                                                       retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)        Trustee                     Trustee since 1995. Serves
200 State Street, 12th                                      until a successor trustee
Floor, Boston, MA 02109                                     is elected or earlier
                                                            retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)              Trustee                     Trustee since 2000. Serves
One North Adgers Wharf,                                     until a successor trustee
Charleston, SC 29401                                        is elected or earlier
                                                            retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (63)              Senior Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded
3050 K. Street NW,              health care services company) (2001 - present); Managing Partner, Federal
Washington, DC 20007            City Capital Advisors (boutique merchant bank) (2002 to 2004); and
                                Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-
                                based mortgage trading company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)               President, Bush International (international financial advisory firm)
3509 Woodbine Street,
Chevy Chase, MD 20815
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)       Founding Director, The Winthrop Group, Inc. (consulting firm); and
1001 Sherbrooke Street West,    Desautels Faculty of Management, McGill University
Montreal, Quebec, Canada
H3A 1G5
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)            Private investor (2004 - present); and Senior Executive Vice President, The
89 Robbins Avenue,              Bank of New York (financial and securities services) (1986 - 2004)
Berkeley Heights, NJ
07922
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)        President and Chief Executive Officer, Newbury, Piret & Company, Inc.
200 State Street, 12th          (investment banking firm)
Floor, Boston, MA 02109
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)              President, John Winthrop & Co., Inc. (private investment firm)
One North Adgers Wharf,
Charleston, SC 29401
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS           OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (63)              Director of The Enterprise Social Investment
3050 K. Street NW,              Company (privately-held affordable housing
Washington, DC 20007            finance company); and Director of New York
                                Mortgage Trust (publicly traded mortgage
                                REIT)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)               Director of Brady Corporation (industrial
3509 Woodbine Street,           identification and specialty coated material
Chevy Chase, MD 20815           products manufacturer); Director of Briggs
                                & Stratton Co. (engine manufacturer);
                                Director of Mortgage Guaranty Insurance
                                Corporation; and Director of UAL
                                Corporation (airline holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)       None
1001 Sherbrooke Street West,
Montreal, Quebec, Canada
H3A 1G5
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)            Director of Quadriserv Inc. (technology
89 Robbins Avenue,              products for securities lending industry)
Berkeley Heights, NJ
07922
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)        Director of New America High Income Fund,
200 State Street, 12th          Inc. (closed-end investment company)
Floor, Boston, MA 02109
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)              None
One North Adgers Wharf,
Charleston, SC 29401
------------------------------------------------------------------------------------------------------------------------------------

Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

TRUST OFFICERS

                                POSITIONS HELD              LENGTH OF SERVICE
NAME AND AGE                    WITH THE TRUST              AND TERM OF OFFICE
Osbert M. Hood (54)+            Executive Vice              Since 2003. Serves at the
                                President                   discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)        Secretary                   Since 2000. Serves at the
                                                            discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)      Assistant                   Since 2003. Serves at the
                                Secretary                   discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey           Assistant                   Since 2006. Serves at the
 (45)                           Secretary                   discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)               Treasurer                   Since 2000. Serves at the
                                                            discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)            Assistant                   Since 2004. Serves at the
                                Treasurer                   discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)           Assistant                   Since 2000. Serves at the
                                Treasurer                   discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)              Assistant                   Since 2002. Serves at the
                                Treasurer                   discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------

NAME AND AGE                    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Osbert M. Hood (54)+            President and Chief Executive Officer, PIM-USA since May    None
                                2003 (Director since January 2001; Executive Vice
                                President and Chief Operating Officer from November 2000
                                - May 2003); Director of PGAM since June 2003; President
                                and Director of Pioneer since May 2003; President and
                                Director of Pioneer Institutional Asset Management, Inc.
                                since February 2006; Chairman and Director of Pioneer
                                Investment Management Shareholder Services, Inc.
                                ("PIMSS") since May 2003; Director of PFD since May 2006;
                                Director of Oak Ridge Investments, LLC (a registered
                                investment adviser in which PIM-USA owns a minority
                                interest) since January 2005; Director of Vanderbilt
                                Capital Advisors, LLC (an institutional investment
                                adviser wholly- owned by PIM-USA) since June 2006; and
                                Executive Vice President of all of the Pioneer Funds
                                since June 2003
+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)        Secretary of PIM-USA; Senior Vice President - Legal of      None
                                Pioneer; Secretary/ Clerk of most of PIM-USA's
                                subsidiaries; and Secretary of all of the Pioneer Funds
                                since September 2003 (Assistant Secretary from November
                                2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)      Vice President and Senior Counsel of Pioneer since July     None
                                2002; Vice President and Senior Counsel of BISYS Fund
                                Services, Inc. (April 2001 to June 2002); Senior Vice
                                President and Deputy General Counsel of Funds
                                Distributor, Inc. (July 2000 to April 2001); and
                                Assistant Secretary of all of the Pioneer Funds since
                                September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey           Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and     None
 (45)                           Assistant Secretary of all of the Pioneer Funds since
                                July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)               Vice President - Fund Accounting, Administration and        None
                                Controllership Services of Pioneer; and Treasurer of all
                                of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)            Deputy Treasurer of Pioneer since 2004; Treasurer and       None
                                Senior Vice President, CDC IXIS Asset Management Services
                                from 2002 to 2003; Assistant Treasurer and Vice
                                President, MFS Investment Management from 1997 to 2002;
                                and Assistant Treasurer of all of the Pioneer Funds since
                                November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)           Assistant Vice President - Fund Accounting,                 None
                                Administration and Controllership Services of Pioneer;
                                and Assistant Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)              Fund Accounting Manager - Fund Accounting, Administration   None
                                and Controllership Services of Pioneer; and Assistant
                                Treasurer of all of the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------


Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

TRUST OFFICERS

                                POSITIONS HELD              LENGTH OF SERVICE
NAME AND AGE                    WITH THE TRUST              AND TERM OF OFFICE
Katherine Kim Sullivan          Assistant                   Since 2003. Serves at the
(33)                            Treasurer                   discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)         Chief                       Since 2006. Serves at the
                                Compliance                  discretion of the Board
                                Officer
------------------------------------------------------------------------------------------------------------------------------------

NAME AND AGE                    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katherine Kim Sullivan          Fund Administration Manager - Fund Accounting,              None
(33)                            Administration and Controllership Services since June
                                2003; Assistant Vice President - Mutual Fund Operations
                                of State Street Corporation from June 2002 to June 2003
                                (formerly Deutsche Bank Asset Management); Pioneer Fund
                                Accounting, Administration and Controllership Services
                                (Fund Accounting Manager from August 1999 to May 2002);
                                and Assistant Treasurer of all of the Pioneer Funds since
                                September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)         Chief Compliance Officer of Pioneer and all of the          None
                                Pioneer Funds since March 2006; Vice President and Senior
                                Counsel of Pioneer since September 2004; and Senior Vice
                                President and Counsel, State Street Research & Management
                                Company (February 1998 to September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

24
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[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   20362-00-0207


                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                                    Pioneer Bond VCT Portfolio -- Class I Shares
                                                                   ANNUAL REPORT
                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio
  Portfolio and Performance Update                                2
  Comparing Ongoing Portfolio Expenses                            3
  Portfolio Management Discussion                                 4
  Schedule of Investments                                         6
  Financial Statements                                           11
  Notes to Financial Statements                                  15
  Report of Independent Registered Public
    Accounting Firm                                              19
  Factors Considered by the Independent Trustees
    in Approving the Management Contract                         20
  Trustees, Officers and Service Providers                       23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                              67.4%
U.S. Corporate Bonds                                    24.2%
Collateralized Mortgage Obligations                      4.5%
Asset Backed Securities                                  3.5%
Senior Secured Loans                                     0.4%

Quality Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Treasury/Agency                                         62.8%
Commercial Paper                                        10.4%
AAA                                                      0.4%
AA                                                       0.3%
A                                                        4.2%
BBB                                                     13.1%
BB                                                       5.7%
B & Lower                                                3.1%

Five Largest Holdings
(As a percentage of long-term holdings)

1. Federal National Mortgage
   Association, 4.78%, 12/1/12                          4.35%
2. Government National Mortgage
   Association, 5.5%, 10/15/33                          4.31
3. Federal National Mortgage
   Association, 5.0%, 3/1/33                            4.13
4. Federal National Mortgage
   Association, 5.0%, 12/1/17                           3.95
5. Federal Home Loan Mortgage
   Corp., 4.5%, 5/1/35                                  3.52

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                                    12/31/06        12/31/05
Net Asset Value per Share            $ 10.72         $ 10.79

                               Net
Distributions per Share        Investment      Short-Term         Long-Term
(1/1/06 - 12/31/06)            Income          Capital Gains      Capital Gains
                               $ 0.5580        $  -               $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Bond VCT Portfolio at net asset value, compared to that of the Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

                               Pioneer Bond          Lehman Brothers
                               VCT Portfolio       Aggregate Bond Index
12/96                             $10,000               $10,000
                                  $10,841               $10,965
12/98                             $11,806               $11,918
                                  $11,335               $11,820
12/00                             $12,672               $13,194
                                  $13,594               $14,308
12/02                             $14,653               $15,776
                                  $15,134               $16,423
12/04                             $15,666               $17,136
                                  $16,077               $17,552
12/06                             $16,830               $18,313

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. A market value-weighted measure of treasure and agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
10 Years                                                5.34%
5 Years                                                 4.36%
1 Year                                                  4.68%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Please refer to variable product's semiannual report for performance that reflects the deduction of the variable products fees and charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006

Share Class                                                 I
-----------------------------------------------------------------
Beginning Account Value on 7/1/06                      $ 1,000.00
Ending Account Value on 12/31/06                       $ 1,053.01
Expenses Paid During Period*                           $     3.21

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2006 through December 31, 2006

Share Class                                                I
-----------------------------------------------------------------
Beginning Account Value on 7/1/06                      $ 1,000.00
Ending Account Value on 12/31/06                       $ 1,022.08
Expenses Paid During Period*                           $     3.16

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

Despite a weak start to the year amid rising interest rates, the domestic bond market delivered generally moderate, positive returns during 2006. Over the first six months, investors were concerned about rising interest rates, increasing oil prices and monetary tightening by the U.S. Federal Reserve. Over the second half of the year, the environment improved as concerns about inflation and high energy prices receded and as the Federal Reserve Board left short-term rates unchanged. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Bond VCT Portfolio during the 12 months ended December 31, 2006. Mr. Taubes, Director of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Portfolio.

Q.   How did the Portfolio perform during 2006?

A. Pioneer Bond VCT Portfolio Class I shares generated a total return of 4.68%, at net asset value, for the 12 months ended December 31, 2006. During the same 12 months, the Lehman Brothers Aggregate Bond Index rose 4.25%. The average return of the 178 funds in Lipper's corporate debt, A-rated mutual fund category was 4.93%. On December 31, 2006, the 30-day Standardized SEC yield for the Fund's Class I shares was 4.07%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   What was the investment environment like during 2006?

A. During the first half of the year, the Federal Reserve Board raised the key Fed funds rate four times, putting pressure on Treasuries and other high-grade fixed-income securities. As the Federal Reserve raised the Fed funds rate to 5.25% from the 4.25% starting point at the beginning of the year, longer-maturity yields of high-grade securities also rose, although not by as much, leading to negative returns for many high-grade parts of the market during the first six months. The situation was different in the lower-rated, high-yield market, which performed well as solid growth in the economy largely offset the effects of the rate hikes. The climate changed markedly from mid-May through mid-July, when the capital markets were worried about inflationary pressures. These concerns were exacerbated by rapidly rising oil prices. Riskier asset classes - including stocks and high-yield bonds - slumped during this two-month period.

     During the year's second half, as the Federal Reserve Board paused in its tightening policy and left short-term interest rates unchanged, a different environment unfolded. Stabilized short-term interest rates and easing oil prices encouraged investors to believe that inflationary pressures were under control and that the economy could sustain its expansion at a moderate rate. In this environment, high-grade bonds improved in performance as yields across many maturities receded over the final six months of the year. In many cases, the yield curve became inverted - a phenomenon which reverses normal relationships, resulting in higher yields among shorter-maturity securities than among some longer-maturity securities. In general, government securities and higher-rated corporate securities delivered improved performance in the second half of the year. For the year, Treasuries, government agencies, mortgage-backed securities and investment-grade corporate bonds produced positive results, with income overcoming some erosion of prices. Mortgage-backed securities tended to produce the best results in the investment-grade universe. High-yield, lower-rated corporate bonds, however, delivered the strongest performance in the domestic market.

Q. What were principal strategies during the year, and how did they affect performance?

A.   Helping results were the Portfolio's exposure to high-yield corporate bonds
     - the best-performing area of the market - and an effective interest-rate strategy. Although we became somewhat more defensive early in the year and reduced our investments in corporate bonds, we still maintained an overweighting in high-yield bonds, which helped support performance. At the end of the fiscal year, 8.8% of Portfolio assets were invested in high-yield corporate bonds. At the same time, we lowered our exposure to investment-grade corporate debt, as we became concerned that heavy activity in mergers-and-acquisitions and leveraged buyouts would hurt bondholders while helping shareholders.

     During a period of changing interest-rate trends, our management of duration - which is a measure of a bond's price sensitivity to changes in interest rates - was successful. We maintained a relatively short duration when interest rates were rising in the first half of the year. Beginning in June, we moved to a longer duration, which positioned the Portfolio to benefit when longer-maturity rates began to decline, as they did for the remainder of the year. However, we moved again to a shorter duration near the end of the year to protect

A Word About Risk:

When interest rates rise, the prices of fixed- income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     against the potential of a rise in rates. On December 31, 2006, the Portfolio's effective duration was 4.08 years.

     Early in the year, we increased our investments in mortgage-backed securities and we maintained a higher exposure throughout the year, helping support performance. At the end of the fiscal year, on December 31, 2006, 51.6% of Portfolio assets were invested in mortgages and other pass-through securities. During the first half of the year, we also maintained a healthy allocation to Treasury Inflation Protected Securities (TIPS), which contributed to performance as interest rates were rising. We reduced that exposure substantially, beginning in June, which was timely as TIPS began to underperform straight Treasuries and other fixed-rate high-grade securities as yields fell with reduced fears about inflation. Nevertheless, our remaining TIPS holdings did not help in the second half of the year.

Q. What were some of the individual holdings that had the greatest influence on Portfolio performance?

A. Several corporate bonds helped the Portfolio's performance for the year. Bonds of Platinum Underwriters, a property-and-casualty re-insurance company, appreciated when the company encountered relatively few storm-related damage claims in 2006 after raising premiums following the severe 2005 hurricane season. Ohio Casualty, a property-and-casualty company specializing in auto policies, also performed well. Trustreet Properties, a real estate investment trust, contributed as its bonds were bought back when the company was acquired.

     The rating of the debt of HCA was lowered from investment-grade to high-yield during the year as part of a leveraged buyout of the company, which operates hospitals throughout the nation. As a result, the Portfolio's holdings of HCA-issued bonds underperformed and detracted from results.

Q.   What is your investment outlook?

A. Given expectations that the economy will continue to expand, we do not expect the Federal Reserve to lower short-term rates in the near future. As a consequence, we are maintaining a shorter-than-benchmark duration policy to protect against the potential that interest rates might rise. In this environment, we have placed the greatest emphasis on mortgage-backed securities. In the corporate sector, we have modestly overweighted high-yield bonds, but have continued to de-emphasize investment-grade corporate debt due to the small risk premium available on those securities and the aforementioned leveraged buyout risk.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

             S&P/Moody's
 Principal   Ratings
    Amount   (unaudited)                                                                        Value
                           ASSET BACKED SECURITIES - 3.2%
                           Banks - 1.4%
                           Thrifts & Mortgage Finance - 1.4%
$  350,000   AAA/Aaa       GMAC Commercial Mortgage Securities, Inc., 4.864%, 12/10/41    $   339,701
    91,032   A-/Baa1       Taganka Car Loan Finance Plc, 6.35%, 11/14/13 (144A) (a)            91,032
                                                                                          -----------
                                                                                          $   430,733
                                                                                          -----------
                           Total Banks                                                    $   430,733
                                                                                          -----------
                           Diversified Financials - 0.6%
                           Diversified Financial Services - 0.6%
    88,211   BB-/Ba2       Caithness Coso Fund Corp., 6.263%, 6/15/14 (144A)              $    86,005
    75,161   BBB/Baa2      Power Receivables Finance, 6.29%, 1/1/12 (144A)                     75,572
                                                                                          -----------
                                                                                          $   161,577
                                                                                          -----------
                           Total Diversified Financials                                   $   161,577
                                                                                          -----------
                           Utilities - 1.2%
                           Electric Utilities - 1.2%
   123,102   BB-/Ba2       FPL Energy National Wind, 6.125%, 3/25/19 (144A)               $   119,221
   186,120   BB-/Ba2       FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)                    187,749
    58,153   BB-/Ba2       Tenaska Alabama, 7.0%, 6/30/21 (144A)                               57,755
                                                                                          -----------
                                                                                          $   364,725
                                                                                          -----------
                           Total Utilities                                                $   364,725
                                                                                          -----------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $969,254)                                                $   957,035
                                                                                          -----------
                           COLLATERALIZED MORTGAGE OBLIGATIONS - 4.0%
                           Banks - 2.1%
                           Thrifts & Mortgage Finance - 2.1%
   160,000   AAA/Aaa       Banc of America Commercial Mortgage, Inc., 4.877%, 7/10/42     $   155,509
    60,000   NR/Ba1        SBA CMBS Trust, 6.709%, 11/15/36                                    60,075
    40,000   AAA/Aa2       T SRA R 2006-1 B, 5.7467%, 10/15/36                                 40,487
   400,000   AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, 4.803%, 10/15/41          386,211
                                                                                          -----------
                                                                                          $   642,282
                                                                                          -----------
                           Total Banks                                                    $   642,282
                                                                                          -----------
                           Diversified Financials - 1.6%
                           Diversified Financial Services - 1.6%
    71,880   AAA/Aaa       RALI 2005-QA10 A41, 5.7412%, 9/25/35                           $    71,715
   450,000   NR/Ba2        Tower 2004-2A F, 6.376%, 12/15/14                                  435,220
                                                                                          -----------
                                                                                          $   506,935
                                                                                          -----------
                           Total Diversified Financials                                   $   506,935
                                                                                          -----------
                           Government - 0.3%
                           Government - 0.3%
    81,885   AAA/Aaa       Freddie Mac, 6.1%, 9/15/18                                     $    82,103
                                                                                          -----------
                           Total Government                                               $    82,103
                                                                                          -----------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost $1,250,171)                                              $ 1,231,320
                                                                                          -----------

6 The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             S&P/Moody's
 Principal   Ratings
    Amount   (unaudited)                                                                   Value
                           CORPORATE BONDS - 21.5%
                           Energy - 4.2%
                           Integrated Oil & Gas - 1.1%
$  215,000   BBB/Baa2        Petro-Canada, 4.0%, 7/15/13                             $   195,217
   140,000   BBB+/Baa1       USX Corp., 6.85%, 3/1/08                                    142,133
                                                                                     -----------
                                                                                     $   337,350
                                                                                     -----------
                           Oil & Gas Equipment & Services - 0.4%
   125,000   B+/B1         Holly Energy Partners LP, 6.25%, 3/1/15                   $   118,750
                                                                                     -----------
                           Oil & Gas Exploration & Production - 1.5%
   370,000   BBB/Baa1      Pemex Project Funding Master, 9.125%, 10/13/10            $   414,955
    59,850   A/Aa3         Ras Laffan Liquid Natural Gas, 3.437%, 9/15/09 (144A)          58,314
                                                                                     -----------
                                                                                     $   473,269
                                                                                     -----------
                           Oil & Gas Refining & Marketing - 0.2%
    50,000   BBB/Baa2      Boardwalk Pipelines LLC, 5.5%, 2/1/17                     $    48,164
                                                                                     -----------
                           Oil & Gas Storage & Transportation - 1.0%
   295,000   BBB+/Baa1     Kinder Morgan Energy Partners, 6.75%, 3/15/11             $   306,943
                                                                                     -----------
                           Total Energy                                              $ 1,284,476
                                                                                     -----------
                           Materials - 2.9%
                           Aluminum - 0.9%
   285,000   B/B2          Novelis, Inc., 7.25%, 2/15/15                             $   275,738
                                                                                     -----------
                           Commodity Chemicals - 0.7%
    80,000   B+/Ba3        Invista, 9.25%, 5/1/12 (144A)                             $    85,800
   135,000   BB-/Ba3       Nova Chemicals, Ltd., 6.5%, 1/15/12                           127,913
                                                                                     -----------
                                                                                     $   213,713
                                                                                     -----------
                           Fertilizers & Agricultural Chemicals - 0.7%
   220,000   BBB+/Baa1     Potash Corp. Saskatchewan, 4.875%, 3/1/13                 $   212,241
                                                                                     -----------
                           Paper Products - 0.6%
   225,000   B+/B2         Abitibi-Consolidated, Inc., 6.0%, 6/20/13                 $   180,000
                                                                                     -----------
                           Total Materials                                           $   881,692
                                                                                     -----------
                           Capital Goods - 2.0%
                           Aerospace & Defense - 0.6%
   190,000   A+/A2         Boeing Co., 5.125%, 2/15/13                               $   188,343
                                                                                     -----------
                           Electrical Component & Equipment - 0.2%
    58,428   NR/Ba1        Orcal Geothermal, 6.21%, 12/30/20 (144A)                  $    58,151
                                                                                     -----------
                           Trading Companies & Distributors - 1.2%
   245,000   BBB-/Baa3     Glencore Funding LLC, 6.0%, 4/15/14 (144A)                $   238,833
   145,000   BB+/Ba1       Noble Group, Ltd., 6.625%, 3/17/15 (144A)                     131,712
                                                                                     -----------
                                                                                     $   370,545
                                                                                     -----------
                           Total Capital Goods                                       $   617,039
                                                                                     -----------
                           Consumer Services - 0.6%
                           Casinos & Gaming - 0.2%
    70,000   B/Ba3         Station Casinos, Inc., 6.625%, 3/15/18                    $    60,025
                                                                                     -----------
                           Education Services - 0.4%
   100,000   AAA/Aaa       President & Fellows of Harvard, 6.3%, 10/1/37             $   106,973
                                                                                     -----------
                           Total Consumer Services                                   $   166,998
                                                                                     -----------

The accompanying notes are an integral part of these financial statements.     7

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

                 S&P/Moody's
 Principal   Ratings
    Amount   (unaudited)                                                               Value
                           Media - 0.4%
                           Broadcasting & Cable TV - 0.4%
$  135,000   BBB+/Baa2     Comcast Corp., 5.3%, 1/15/14                          $   132,227
                                                                                 -----------
                           Total Media                                           $   132,227
                                                                                 -----------
                           Food, Beverage & Tobacco - 2.8%
                           Brewers - 0.9%
   280,000   BBB+/Baa1     Miller Brewing Co., 5.5%, 8/15/13 (144A)              $   276,892
                                                                                 -----------
                           Packaged Foods & Meats - 1.0%
   280,000   A+/A1         Unilever Capital Corp., 7.125%, 11/1/10               $   297,423
                                                                                 -----------
                           Soft Drinks - 0.9%
   280,000   A/A3          Bottling Group LLC, 5.0%, 11/15/13                    $   273,666
                                                                                 -----------
                           Total Food, Beverage & Tobacco                        $   847,981
                                                                                 -----------
                           Banks - 0.2%
                           Diversified Banks - 0.2%
    65,000   BB+/Baa2      TNK-BP Finance SA, 7.5%, 7/18/16 (144A)               $    69,144
                                                                                 -----------
                           Total Banks                                           $    69,144
                                                                                 -----------
                           Diversified Financials - 1.3%
                           Consumer Finance - 1.3%
   415,000   A/A2          SLM Corp., 4.0%, 7/25/14 (a)                          $   381,244
                                                                                 -----------
                           Total Diversified Financials                          $   381,244
                                                                                 -----------
                           Insurance - 3.4%
                           Life & Health Insurance - 0.5%
   160,000   B-/B2         Presidential Life Corp., 7.875%, 2/15/09              $   152,800
                                                                                 -----------
                           Multi-Line Insurance - 0.5%
   130,000   BB+/Ba1       Hanover Insurance Group, 7.625%, 10/15/25             $   139,318
                                                                                 -----------
                           Property & Casualty Insurance - 1.7%
   250,000   BBB-/NR       Kingsway America, Inc., 7.5%, 2/1/14                  $   253,516
   250,000   BBB-/Baa3     Ohio Casualty Corp., 7.3%, 6/15/14                        266,901
                                                                                 -----------
                                                                                 $   520,417
                                                                                 -----------
                           Reinsurance - 0.7%
   200,000   BBB/NA        Platinum Underwriters Holding, 7.5%, 6/1/17           $   210,915
                                                                                 -----------
                           Total Insurance                                       $ 1,023,450
                                                                                 -----------
                           Real Estate - 2.0%
                           Real Estate Investment Trusts - 2.0%
   250,000   BBB-/Baa3     Health Care, Inc., 6.0%, 11/15/13                     $   249,478
   250,000   BBB/Baa2      Hospitality Properties Trust, 5.125%, 2/15/15             237,510
    50,000   B+/B1         Trustreet Properties, Inc., 7.5%, 4/1/15                   54,000
    70,000   BB+/Ba2       Ventas Realty Capital Corp., 7.125%, 6/1/15 (144A)         73,500
                                                                                 -----------
                                                                                 $   614,488
                                                                                 -----------
                           Total Real Estate                                     $   614,488
                                                                                 -----------
                           Semiconductors - 0.5%
                           Semiconductors - 0.5%
   155,000   BBB-/Baa3     Chartered Semiconductor, 6.375%, 8/3/15               $   155,466
                                                                                 -----------
                           Total Semiconductors                                  $   155,466
                                                                                 -----------

8 The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/Moody's
 Principal   Ratings
    Amount   (unaudited)                                                                                Value
                           Telecommunication Services - 0.0%
                           Integrated Telecommunication Services - 0.0%
$   10,000   BBB+/Baa2     Telecom Italia Capital, 4.875%, 10/1/10                                $     9,740
                                                                                                  -----------
                           Total Telecommunication Services                                       $     9,740
                                                                                                  -----------
                           Utilities - 1.2%
                           Electric Utilities - 1.1%
   107,841   BBB-/Baa3     Crocket Cogeneration, 5.869%, 3/30/25 (144A)                           $   104,483
    85,000   BBB+/Baa3     Entergy Gulf States, 5.7%, 6/1/15                                           82,987
   140,000   BBB-/Baa3     Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                           135,537
                                                                                                  -----------
                                                                                                  $   323,007
                                                                                                  -----------
                           Gas Utilities - 0.1%
    55,000   BB/Ba1        Southern Union Co., 7.2%, 11/1/66                                      $    54,217
                                                                                                  -----------
                           Total Utilities                                                        $   377,224
                                                                                                  -----------
                           TOTAL CORPORATE BONDS
                           (Cost $6,664,440)                                                      $ 6,561,169
                                                                                                  -----------
                           U.S. GOVERNMENT & AGENCY OBLIGATIONS - 59.9%
   880,530                 Federal Home Loan Bank, 6.0%, 4/15/32                                  $   894,721
 1,021,755                 Federal Home Loan Mortgage Corp., 4.5%, 5/1/35                             957,471
   521,312                 Federal Home Loan Mortgage Corp., 4.5%, 10/1/35                            488,513
   217,249                 Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                             215,171
    70,149                 Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                              70,720
    10,556                 Federal Home Loan Mortgage Corp., 8.0%, 4/1/08                              10,649
 1,204,767                 Federal National Mortgage Association, 4.78%, 12/1/12                    1,182,471
 2,893,661                 Federal National Mortgage Association, 5.0%, 12/1/17 - 5/1/34            2,820,834
   730,000                 Federal National Mortgage Association, 5.24%, 8/7/18                       719,833
 2,271,989                 Federal National Mortgage Association, 5.5%, 9/1/17 - 4/1/36             2,270,704
   339,543                 Federal National Mortgage Association, 6.0%, 6/1/15 - 6/1/36               343,369
    45,438                 Federal National Mortgage Association, 7.0%, 3/1/12                         46,782
   323,966                 Federal National Mortgage Association, 8.0%, 2/1/29 - 5/1/31               342,953
    16,721                 Federal National Mortgage Association, 9.5%, 2/1/21                         18,231
 1,120,386                 Government National Mortgage Association, 4.5%, 12/15/18 - 12/15/34      1,076,247
   183,539                 Government National Mortgage Association, 5.0%, 7/15/19                    181,352
 1,755,098                 Government National Mortgage Association, 5.5%, 8/15/33 - 12/15/34       1,748,530
   961,449                 Government National Mortgage Association, 6.0%, 8/15/13 - 9/15/34          975,594
    39,822                 Government National Mortgage Association, 7.0%, 4/15/28                     41,152
    10,826                 Government National Mortgage Association, 7.75%, 11/15/29                   11,405
   792,462                 Government National Mortgage Association II, 5.5%, 11/20/34                787,163
   685,000                 U.S. Treasury Bonds, 7.125%, 2/15/23                                       852,718
   788,622                 U.S. Treasury Inflation Notes, 1.875%, 7/15/15                             755,752
   177,961                 U.S. Treasury Inflation Notes, 2.0%, 1/15/16                               171,830
   187,554                 U.S. Treasury Inflation Protected Security, 3.375%, 1/15/12                195,811
   104,370                 U.S. Treasury Inflation Protected Security, 3.5%, 1/15/11                  108,651
   300,000                 U.S. Treasury Notes, 4.0%, 4/15/10                                         293,555
   150,000                 U.S. Treasury Notes, 4.25%, 11/15/14                                       145,512
   325,000                 U.S. Treasury Notes, 5.5%, 8/15/28                                         351,101
   325,000                 U.S. Treasury Strip, 0.0%, 11/15/13                                        236,332
                                                                                                  -----------
                                                                                                  $18,315,127
                                                                                                  -----------
                           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                           (Cost $18,606,280)                                                     $18,315,127
                                                                                                  -----------

The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

             S&P/Moody's
 Principal   Ratings
    Amount   (unaudited)                                                                  Value
                           SENIOR SECURED FLOATING RATE LOAN INTERESTS - 0.3%*
$  100,000   NR/B2         HCA, Inc., Tranche B Term Loan, 8.114%, 11/7/13          $   101,224
                                                                                    -----------
                           TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                           (Cost $100,000)                                          $   101,224
                                                                                    -----------
                           TOTAL INVESTMENT IN SECURITIES - 88.9%
                           (Cost $27,590,145)                                       $27,165,875
                                                                                    -----------
                           OTHER ASSETS AND LIABILITIES - 11.1%                     $ 3,403,546
                                                                                    -----------
                           TOTAL NET ASSETS - 100.0%                                $30,569,421
                                                                                    ===========

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2006, the value of these securities amounted to $1,849,700 or 6.1% of total net assets.
NR      Not rated by either S&P or Moody's.
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
* Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
        Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

10 The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year       Year       Year          Year        Year
                                                              Ended      Ended      Ended         Ended       Ended
Class I                                                      12/31/06   12/31/05   12/31/04 (a)  12/31/03    12/31/02
Net asset value, beginning of period                         $  10.79   $  11.61   $  11.24      $  11.39    $  11.12
                                                             --------   --------   --------      --------    --------
Net increase (decrease) from investment operations:
 Net investment income                                       $   0.50   $   0.59   $   0.44      $   0.46    $   0.52
 Net realized and unrealized gain (loss) on investments         (0.01)     (0.29)     (0.04)        (0.09)       0.35
                                                             --------   --------   --------      --------    --------
  Net increase from investment operations                    $   0.49   $   0.30   $   0.40      $   0.37    $   0.87
Distributions to shareowners:
 Net investment income                                          (0.56)     (1.12)     (0.03)        (0.52)      (0.60)
                                                             --------   --------   --------      --------    --------
Net increase (decrease) in net asset value                   $  (0.07)  $  (0.82)  $   0.37      $  (0.15)   $   0.27
                                                             --------   --------   --------      --------    --------
Net asset value, end of period                               $  10.72   $  10.79   $  11.61      $  11.24    $  11.39
                                                             ========   ========   ========      ========    ========
Total return*                                                    4.68%      2.62%      3.56%         3.28%       7.79%
Ratio of net expenses to average net assets+                     0.62%      0.62%      0.89%         0.86%       0.84%
Ratio of net investment income to average net assets+            4.71%      4.48%      3.61%         3.79%       4.87%
Portfolio turnover rate                                            18%        31%        57%           56%         87%
Net assets, end of period (in thousands)                     $ 30,569   $ 33,332   $ 45,793      $ 51,565    $ 51,201
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                    0.80%      0.83%      0.89%         0.86%       0.84%
 Net investment income                                           4.52%      4.27%      3.61%         3.79%       4.87%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                    0.62%      0.62%      0.89%         0.86%       0.84%
 Net investment income                                           4.71%      4.48%      3.61%         3.79%       4.87%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.
NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.   11

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $27,590,145)               $27,165,875
 Cash                                                                  3,141,197
 Receivables --
 Fund shares sold                                                         17,096
 Dividends, interest and foreign taxes withheld                          248,333
 Other                                                                   128,315
                                                                     -----------
  Total assets                                                       $30,700,816
                                                                     -----------
LIABILITIES:
 Payables --
 Fund shares repurchased                                             $    69,903
 Due to Pioneer Investment Management, Inc.                               14,230
 Due to affiliates                                                           307
 Accrued expenses                                                         46,955
                                                                     -----------
  Total liabilities                                                  $   131,395
                                                                     -----------
NET ASSETS:
 Paid-in capital                                                     $31,853,347
 Distributions in excess of net investment income                       (128,958)
 Accumulated net realized loss on investments                           (730,698)
 Net unrealized loss on investments                                     (424,270)
                                                                     -----------
  Total net assets                                                   $30,569,421
                                                                     -----------
NET ASSET VALUE PER SHARE:
Class I:
(No par value, unlimited number of shares authorized)
 Net assets                                                          $30,569,421
Shares outstanding                                                     2,851,614
                                                                     -----------
 Net asset value per share                                           $     10.72

12 The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                  Year
                                                                                                 Ended
                                                                                                12/31/06
INVESTMENT INCOME:
 Interest                                                                                       $1,599,939
 Income on securities loaned, net                                                                    1,243
                                                                                                ----------
  Total investment income                                                                       $1,601,182
                                                                                                ----------
EXPENSES:
 Management fees                                                                                $  150,288
 Transfer agent fees and expenses                                                                    1,500
 Administrative reimbursements                                                                       7,281
 Custodian fees                                                                                     14,943
 Professional fees                                                                                  39,127
 Printing expense                                                                                    9,881
 Fees and expenses of nonaffiliated trustees                                                         5,740
 Miscellaneous                                                                                      12,850
                                                                                                ----------
  Total expenses                                                                                $  241,610
  Less management fees waived and expenses assumed by Pioneer Investment Management, Inc.          (56,286)
                                                                                                ----------
  Net expenses                                                                                  $  185,324
                                                                                                ----------
   Net investment income                                                                        $1,415,858
                                                                                                ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain from:
 Investments                                                                                    $  118,050
                                                                                                ----------
 Change in net unrealized loss from:
 Investments                                                                                    $ (229,233)
                                                                                                ----------
 Net loss on investments                                                                        $ (111,183)
                                                                                                ==========
 Net increase in net assets resulting from operations                                           $1,304,675
                                                                                                ==========

The accompanying notes are an integral part of these financial statements.   13

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           Year              Year
                                                                           Ended             Ended
                                                                         12/31/06          12/31/05
FROM OPERATIONS:
Net investment income                                                  $  1,415,858     $   1,706,430
Net realized gain on investments                                            118,050           166,785
Change in net unrealized loss on investments                               (229,233)         (885,532)
                                                                       ------------     -------------
  Net increase in net assets resulting from operations                 $  1,304,675     $     987,683
                                                                       ------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I                                                               $ (1,568,472)    $  (3,723,847)
                                                                       ------------     -------------
  Total distributions to shareowners                                   $ (1,568,472)    $  (3,723,847)
                                                                       ------------     -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $  3,988,805     $     440,667
Reinvestment of distributions                                             1,568,472         3,722,866
Cost of shares repurchased                                               (8,055,671)      (13,889,129)
                                                                       ------------     -------------
  Net decrease in net assets resulting from Fund share transactions    $ (2,498,394)    $  (9,725,596)
                                                                       ------------     -------------
  Net decrease in net assets                                           $ (2,762,191)    $ (12,461,760)
NET ASSETS:
Beginning of year                                                        33,331,612        45,793,372
                                                                       ------------     -------------
End of year                                                            $ 30,569,421     $  33,331,612
                                                                       ============     =============
Distributions in excess of net investment income, end of year          $   (128,958)    $     (55,248)
                                                                       ============     =============

14 The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Bond VCT Portfolio (The Portfolio) (formerly Safeco RST Bond Portfolio) is a portfolio of Pioneer Variable Contracts Trust (the Trust), which is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:

  Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
  Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
  Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
  Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
  Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
  Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
  Pioneer High Yield VCT Portfolio (High Yield Portfolio)
  Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
  Pioneer America Income VCT Portfolio (America Income Portfolio)
  Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
  Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
      Portfolio) (Class II shares only)
  Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
      Growth Portfolio) (Class II shares only)
  Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
      (Class I shares only)
  Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
  Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
      shares only)
  Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
      (Class II shares only)
  Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
      (Class II shares only)

  Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
      Allocation Portfolio) (Class II shares only)
  Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
      Allocation Portfolio)
  Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
      Allocation Portfolio) (Class II shares only)
  Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio seeks current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. Secondarily, the Portfolio seeks a relatively stable level of dividends.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

     Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, Bond VCT Portfolio had a net capital loss carryforward of $730,698, of which the following amounts will expire between 2008 and 2010, if not utilized: $136,015 in 2008 and $580,855 in 2010.

     At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

--------------------------------------------------------------------------------
                    Undistributed Net           Accumulated
                    Investment Income          Net Realized            Paid-In
Portfolio                 (Loss)                Gain (Loss)            Capital
--------------------------------------------------------------------------------
Bond Portfolio           $78,904                $ (78,904)              $ --
                         =======                =========               ====
--------------------------------------------------------------------------------

     The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

---------------------------------------------------------------------------------------
                                                                2006           2005
---------------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                             $  1,568,472    $ 3,723,847
Long-Term capital gain                                                --             --
                                                            ---------------------------
                                                            $  1,568,472    $ 3,723,847
Return of Capital                                                     --             --
                                                            ---------------------------
  Total distributions                                       $  1,568,472    $ 3,723,847
                                                            ===========================
Distributable Earnings (Accumulated Losses):
Undistributed ordinary income                               $     13,506
Undistributed long-term gain/(capital loss carryforward)        (730,698)
Unrealized appreciation (depreciation)                          (566,734)
                                                            ---------------------------
  Total                                                     $ (1,283,926)
                                                            ===========================
---------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax treatment of premium amortization.

C.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the Portfolio. Management fees are calculated at the annual rate of 0.50% of the Portfolio's average daily net assets.

Through May 1, 2007, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.62% of the average daily net assets attributable to Class I shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006 $56 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3.   Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $251 in transfer agent fees payable to PIMSS at December 31, 2006.

4.   Aggregate Unrealized Appreciation and Depreciation

At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
                                                                      Net
                                   Gross           Gross         Appreciation/
                  Tax Cost      Appreciation    Depreciation     (Depreciation)
--------------------------------------------------------------------------------
Bond Portfolio   $27,732,609      $174,317       $ (741,051)      $ (566,734)
                 ===========      ========       ===========      ===========
--------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

5.   Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $1,461,053 and $4,818,133, respectively. The cost of purchases and the proceeds from sales of investments in U.S. Government obligations for the year ended December 31, 2006, were $3,748,467 and $6,037,829, respectively.

6.   Capital Shares

At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

-------------------------------------------------------------------------------------
Bond Portfolio                 '06 Shares   '06 Amount     '05 Shares     '05 Amount
-------------------------------------------------------------------------------------
CLASS I:
Shares sold                      371,643    $ 3,988,805        38,950    $   440,667
Reinvestment of distributions    147,354      1,568,472       334,515      3,722,866
Shares repurchased              (757,345)    (8,055,671)   (1,227,950)   (13,889,129)
                                -----------------------------------------------------
 Net decrease                   (238,348)   $(2,498,394)     (854,485)   $(9,725,596)
                                =====================================================
-------------------------------------------------------------------------------------

7.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Bond VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Bond VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst + Young LLP

Boston, Massachusetts
February 9, 2007

Pioneer Bond VCT Portfolio (the "Fund")         PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three five and ten year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Lehman Brothers Aggregate Bond Index. The Fund's performance, based upon total return, was in the first quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the third quintile of the peer group for the three years ended June 30, 2006, the fourth quintile for the five years ended June 30, 2006 and the fourth quintile for the ten year period ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield of the Fund, before deduction of expenses, relative to the yield of the index. The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was satisfactory.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 (after giving effect to the expense limitation) to be in the second quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated asset levels, a

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
 MANAGEMENT CONTRACT                                               (continued)
--------------------------------------------------------------------------------

     break point in management fees was not necessary. The Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees and voted to approve the continuation of the Management Contract for another year.

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                         Trustees and Officers
Pioneer Investment Management, Inc.                        The trust's Board of Trustees provides broad supervision
                                                           over the portfolio's affairs. The officers of the trust are
Custodian                                                  responsible for the trust's operations. The trust's Trustees
Brown Brothers Harriman & Co.                              and officers are listed below, together with their principal occupations during the past five years. Trustees who are
Independent Registered Public Accounting Firm              interested persons of the trust within the meaning of the
Ernst & Young LLP                                          1940 Act are referred to as Interested Trustees. Trustees
                                                           who are not interested persons of the trust are referred to
Principal Underwriter                                      as Independent Trustees. Each of the Trustees serves as a
Pioneer Funds Distributor, Inc.                            trustee of each of the 86 U.S. registered investment
                                                           portfolios for which Pioneer serves as investment adviser
Legal Counsel                                              (the "Pioneer Funds"). The address for all Interested
Wilmer Cutler Pickering Hale and Dorr LLP                  Trustees and all officers of the trust is 60 State Street,
                                                           Boston, Massachusetts 02109.
Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee
                           and President     is elected or earlier
                                             retirement or removal.
----------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS    OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer      Director of ICI Mutual Insurance Company
                           Global Asset Management S.p.A. ("PGAM");
                           Non-Executive Chairman and a Director of
                           Pioneer Investment Management USA Inc.
                           ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer
                           Institutional Asset Management, Inc. (since
                           2006); Director of Pioneer Alternative
                           Investment Management Limited (Dublin);
                           President and a Director of Pioneer
                           Alternative Investment Management (Bermuda)
                           Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund
                           (Russia) (until June 2006); Director of
                           Nano-C, Inc. (since 2003); Director of Cole
                           Investment Corporation (since 2004); Director
                           of Fiduciary Counseling, Inc.; President and
                           Director of Pioneer Funds Distributor, Inc.
                           ("PFD") (until May 2006); President of all of
                           the Pioneer Funds; and Of Counsel, Wilmer
                           Cutler Pickering Hale and Dorr LLP (counsel
                           to PIM-USA and the Pioneer Funds)

* Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               POSITIONS HELD   LENGTH OF SERVICE
NAME, AGE AND ADDRESS          WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (63)             Trustee          Trustee since 2005. Serves
3050 K. Street NW,                              until a successor trustee
Washington, DC 20007                            is elected or earlier
                                                retirement or removal.
----------------------------------------------------------------------------
Mary K. Bush (58)              Trustee          Trustee since 2000. Serves
3509 Woodbine Street,                           until a successor trustee
Chevy Chase, MD 20815                           is elected or earlier
                                                retirement or removal.
----------------------------------------------------------------------------
Margaret B.W. Graham (59)      Trustee          Trustee since 2000. Serves
1001 Sherbrooke Street West,                    until a successor trustee
Montreal, Quebec, Canada                        is elected or earlier
H3A 1G5                                         retirement or removal.
----------------------------------------------------------------------------
Thomas J. Perna (56)           Trustee          Trustee since 2006. Serves
89 Robbins Avenue,                              until a successor trustee
Berkeley Heights, NJ                            is elected or earlier
07922                                           retirement or removal.
----------------------------------------------------------------------------
Marguerite A. Piret (58)       Trustee          Trustee since 1995. Serves
200 State Street, 12th                          until a successor trustee
Floor, Boston, MA 02109                         is elected or earlier
                                                retirement or removal.
----------------------------------------------------------------------------
John Winthrop (70)             Trustee          Trustee since 2000. Serves
One North Adgers Wharf,                         until a successor trustee
Charleston, SC 29401                            is elected or earlier
                                                retirement or removal.
----------------------------------------------------------------------------

NAME, AGE AND ADDRESS          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS     OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (63)             Senior Vice President and Chief Financial       Director of The Enterprise Social Investment
3050 K. Street NW,             Officer, I-trax, Inc. (publicly traded health   Company (privately-held affordable housing
Washington, DC 20007           care services company) (2001 - present);        finance company); and Director of New York
                               Managing Partner, Federal City Capital          Mortgage Trust (publicly traded mortgage
                               Advisors (boutique merchant bank) (2002 to      REIT)
                               2004); and Executive Vice President and Chief
                               Financial Officer, Pedestal Inc. (internet-
                               based mortgage trading company) (2000 - 2002)
----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              President, Bush International (international    Director of Brady Corporation (industrial
3509 Woodbine Street,          financial advisory firm)                        identification and specialty coated material
Chevy Chase, MD 20815                                                          products manufacturer); Director of Briggs
                                                                               & Stratton Co. (engine manufacturer);
                                                                               Director of Mortgage Guaranty Insurance
                                                                               Corporation; and Director of UAL
                                                                               Corporation (airline holding company)
----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Founding Director, The Winthrop Group, Inc.     None
1001 Sherbrooke Street West,   (consulting firm); and Desautels Faculty of
Montreal, Quebec, Canada       Management, McGill University
H3A 1G5
----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)           Private investor (2004 - present); and Senior   Director of Quadriserv Inc. (technology
89 Robbins Avenue,             Executive Vice President, The Bank of New       products for securities lending industry)
Berkeley Heights, NJ           York (financial and securities services)
07922                          (1986 - 2004)
----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)       President and Chief Executive Officer,          Director of New America High Income Fund,
200 State Street, 12th         Newbury, Piret & Company, Inc. (investment      Inc. (closed-end investment company)
Floor, Boston, MA 02109        banking firm)
----------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)             President, John Winthrop & Co., Inc. (private   None
One North Adgers Wharf,        investment firm)
Charleston, SC 29401
----------------------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Osbert M. Hood (54)+         Executive Vice   Since 2003. Serves at the
                             President        discretion of the Board

+Mr. Hood resigned as EVP effective January 9, 2007.
-------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
-------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
-------------------------------------------------------------------------
Christopher P. Harvey        Assistant        Since 2006. Serves at the
 (45)                        Secretary        discretion of the Board
-------------------------------------------------------------------------
Vincent Nave (61)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board
-------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board
-------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
-------------------------------------------------------------------------
Gary Sullivan (48)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
-------------------------------------------------------------------------

NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS    OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Osbert M. Hood (54)+         President and Chief Executive Officer,         Trustee of certain Pioneer Funds
                             PIM-USA since May 2003 (Director since
                             January 2001; Executive Vice President and
                             Chief Operating Officer from November 2000 -
                             May 2003); Director of PGAM since June 2003;
                             President and Director of Pioneer since May
                             2003; President and Director of Pioneer
                             Institutional Asset Management, Inc. since
                             February 2006; Chairman and Director of
                             Pioneer Investment Management Shareholder
                             Services, Inc. ("PIMSS") since May 2003;
                             Director of PFD since May 2006; Director of
                             Oak Ridge Investments, LLC (a registered
                             investment adviser in which PIM-USA owns a
                             minority interest) since January 2005;
                             Director of Vanderbilt Capital Advisors, LLC
                             (an institutional investment adviser wholly-
                             owned by PIM-USA) since June 2006; and
                             Executive Vice President of all of the
                             Pioneer Funds since June 2003
--------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President -  None
                             Legal of Pioneer; Secretary/ Clerk of most of
                             PIM-USA's subsidiaries; and Secretary of all
                             of the Pioneer Funds since September 2003
                             (Assistant Secretary from November 2000 to
                             September 2003)
--------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer   None
                             since July 2002; Vice President and Senior
                             Counsel of BISYS Fund Services, Inc. (April
                             2001 to June 2002); Senior Vice President and
                             Deputy General Counsel of Funds Distributor,
                             Inc. (July 2000 to April 2001); and Assistant
                             Secretary of all of the Pioneer Funds since
                             September 2003
--------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)   Partner, Wilmer Cutler Pickering Hale and      None
                             Dorr LLP; and Assistant Secretary of all of
                             the Pioneer Funds since July 2006.
--------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting,              None
                             Administration and Controllership Services of
                             Pioneer; and Treasurer of all of the Pioneer
                             Funds
--------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004;        None
                             Treasurer and Senior Vice President, CDC IXIS
                             Asset Management Services from 2002 to 2003;
                             Assistant Treasurer and Vice President, MFS
                             Investment Management from 1997 to 2002; and
                             Assistant Treasurer of all of the Pioneer
                             Funds since November 2004
--------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Vice President - Fund Accounting,    None
                             Administration and Controllership Services of
                             Pioneer; and Assistant Treasurer of all of
                             the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Fund Accounting Manager - Fund Accounting,     None
                             Administration and Controllership Services of
                             Pioneer; and Assistant Treasurer of all of
                             the Pioneer Funds since May 2002
--------------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE
Katherine Kim Sullivan    Assistant        Since 2003. Serves at the
(33)                      Treasurer        discretion of the Board
----------------------------------------------------------------------
Terrence J. Cullen (45)   Chief            Since 2006. Serves at the
                          Compliance       discretion of the Board
                          Officer
----------------------------------------------------------------------

NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS    OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katherine Kim Sullivan       Fund Administration Manager - Fund             None
(33)                         Accounting, Administration and
                             Controllership Services since June 2003;
                             Assistant Vice President - Mutual Fund
                             Operations of State Street Corporation
                             from June 2002 to June 2003 (formerly
                             Deutsche Bank Asset Management); Pioneer
                             Fund Accounting, Administration and
                             Controllership Services (Fund Accounting
                             Manager from August 1999 to May 2002);
                             and Assistant Treasurer of all of the
                             Pioneer Funds since September 2003
--------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)      Chief Compliance Officer of Pioneer and        None
                             all of the Pioneer Funds since March
                             2006; Vice President and Senior Counsel
                             of Pioneer since September 2004; and
                             Senior Vice President and Counsel, State
                             Street Research & Management Company
                             (February 1998 to September 2004)
--------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

[LOGO]PIONEER
      Investment(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18656-01-0207




                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
                        Pioneer Emerging Markets VCT Portfolio -- Class I Shares


                                                                   ANNUAL REPORT
                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio
  Portfolio and Performance Update                    2
  Comparing Ongoing Portfolio Expenses                3
  Portfolio Management Discussion                     4
  Schedule of Investments                             5
  Financial Statements                                8
  Notes to Financial Statements                      12
  Report of Independent Registered Public
    Accounting Firm                                  17
  Factors Considered by the Independent Trustees
    in Approving the Management Contract             18
  Trustees, Officers and Service Providers           21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Portfolio Diversification
(As a percentage of total investment portfolio)
International Common Stocks                      61.7%
Depositary Receipts for International Stocks     25.3%
U.S. Common Stocks                                6.8%
Temporary Cash Investment                         3.7%
International Preferred~Stocks                    2.5%

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Geographical Distribution
(As a percentage of equity holdings)
Brazil                                           15.5%
South Korea                                      13.7%
South Africa                                     13.0%
Russia                                           11.3%
People's Republic of China                        9.3%
Taiwan                                            8.5%
Mexico                                            3.5%
India                                             3.0%
Indonesia                                         2.8%
Turkey                                            2.4%
Hong Kong                                         2.0%
Philippines                                       1.9%
United States                                     1.8%
Poland                                            1.7%
Israel                                            1.5%
Argentina                                         1.1%
Sweden                                            1.0%
Peru                                              1.0%
Singapore                                         1.0%
Kazakhstan                                        1.0%
Other (individually less than 1%)                 3.0%


Five Largest Holdings
(As a percentage of equity holdings)

  1.   Petrobras Brasileiro
         (A.D.R.)                    4.02%
  2.   Gazprom (A.D.R.)              1.92
  3.   Lukoil Holding (A.D.R.)       1.82
  4.   Companhia Vale do Rio
       Doce (A.D.R.)                 1.70
  5.   Hyundai Heavy Industries      1.62

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/06      12/31/05
Net Asset Value per Share     $ 34.26      $ 28.09


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $ 0.1586       $  -              $ 2.7694

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Emerging Markets VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                     Pioneer Emerging            MSCI Emerging
                     Markets VCT Portfolio       Markets Index
Oct-98               10000                       10000
                     10490                       10675
                     18750                       17764
Dec-00               12337                       12326
                     11450                       12034
Dec-02               11312                       11312
                     17893                       17678
Dec-04               21292                       22265
                     29374                       29956
Dec-06               39879                       39718


The Morgan Stanley Capital International (MSCI) Emerging Markets Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class
(10/30/98)          18.45%
5 Years             28.35%
1 Year              35.77%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                                     I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                             $ 1,000.00
Ending Account Value on 12/31/06                              $ 1,244.00
Expenses Paid During Period*                                  $     8.54

* Expenses are equal to the Portfolio's annualized expense ratio of 1.51% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical  Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                                     I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                             $ 1,000.00
Ending Account Value on 12/31/06                              $ 1,017.59
Expenses Paid During Period*                                  $     7.68

* Expenses are equal to the Portfolio's annualized expense ratio of 1.51% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------
In the following interview, Christopher Smart, Pioneer Emerging Market Portfolio's Portfolio Manager, discusses the factors that influenced performance during the 12 months ended December 31, 2006.

Q. How did emerging markets equities perform during the reporting period?

A. Emerging markets stocks continued to build on the impressive rally that has been in place since the fourth quarter of 2002. An extremely favorable environment of solid global growth, stable interest rates, a strong appetite for risk among investors, and abundant liquidity in the world financial system have provided a firm foundation for performance. Developments within the asset class itself have been equally positive. Fiscal restraint by emerging market governments has resulted in lower debt, falling interest rates, and, in many cases, budget surpluses. On the corporate level, robust profit growth and the spread of shareholder-friendly management practices continue to be important themes. These developments, in turn, have led to increased confidence and rising participation among overseas investors.

Q. How did the Portfolio perform?

A. For the 12 months ended December 31, 2006, the Portfolio's Class I shares generated a total return of 35.77% at net asset value. The Portfolio outpaced the 32.59% return of the Morgan Stanley Capital International
   (MSCI) Emerging Markets Index as well as the 32.65% average return of the 33 portfolios in its Lipper peer group, Emerging Markets Funds.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What factors helped and hurt the Portfolio's performance during the annual period?

A. We added value through effective stock selection in China, Russia and South Korea. One of the Portfolio's top-performing individual holdings was a small Chinese gold-mining company, Zijin Mining Group. We initially purchased the stock based on our confidence in its growth prospects, and its growth exceeded even our expectations due to the increase in the gold price and the company's discovery of new reserves in the northern part of China. The stock more than doubled during the year. Also aiding the Portfolio's performance in China was China Life Insurance, the country's largest life insurance provider.

   Russia's market also performed well, with the rising prices of oil and gas providing a boost to energy companies such as Gazprom, a Portfolio holding. There is more to the Russian growth story than energy, however: the domestic economy is performing well, and this is leading to rising consumption. Key beneficiaries of this trend were the Portfolio's holdings in the cellular communications provider Vimpelcom, whose stock gained nearly 70% for the period, and Oriflame Cosmetics, a Swedish company that gains a large portion of its revenue from independent, door-to-door sales in Russia and the former Soviet republics.

   South Korea's stock market was a laggard relative to the broader asset class during the past year. Still, we generated outperformance in the country via positions in the shipbuilding companies Samsung Heavy Industries and Hyundai Heavy Industries. Both companies benefited from the booming demand for new ships that can transport oil and liquid natural gas.

   In a time of strong performance both for the Portfolio and for the asset class as a whole, there were few notable detractors. One factor that hurt our performance relative to the benchmark was a below-benchmark weighting in the utilities sector, which performed very well. Relative performance also suffered somewhat because we did not own shares in China Mobile - the mobile phone giant that we believed would be hurt by rising competition - which gained 75% during the period. Finally, an overweight position in Turkey weighed on performance.

Q. What is your broad view regarding the emerging markets?

A. While there is still risk in the asset class, we believe the long-term outlook remains favorable due to the continued improvements in its fundamental underpinnings. The rapid improvements in government finances, corporate governance practices, and political stability are all keys to the emerging markets' outperformance in recent years, and we expect that these improvements will continue in the years ahead. In short, we believe the inevitable declines that periodically occur in emerging market stocks should not obscure the positive longer-term story that continues to unfold.



  Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

Shares                                                             Value
                   PREFERRED STOCKS - 2.5%
                   Materials - 0.5%
                   Steel - 0.5%
   15,990          Cia Vale Do Rio Doce*                           $   405,180
                                                                   -----------
                   Total Materials                                 $   405,180
                                                                   -----------
                   Media - 0.9%
                   Broadcasting & Cable TV - 0.9%
   53,380          Net Servicos de Comunicacao SA*                 $   606,807
                                                                   -----------
                   Total Media                                     $   606,807
                                                                   -----------
                   Banks - 1.1%
                   Diversified Banks - 1.1%
   21,330          Banco Itau Holding Financeira                   $   773,275
                                                                   -----------
                   Total Banks                                     $   773,275
                                                                   -----------
                   TOTAL PREFERRED STOCKS
                   (Cost $711,330)                                 $ 1,785,262
                                                                   -----------
                   COMMON STOCKS - 96.6%
                   Energy - 18.9%
                   Integrated Oil & Gas - 13.8%
1,021,600          China Petroleum & Chemical                      $   946,203
   29,300          Gazprom (A.D.R.)                                  1,348,717
   14,700          Lukoil Holding (A.D.R.)*                          1,284,780
    5,100          MOL Hungarian Oil & Gas Plc                         574,580
   30,500          Petrobras Brasileiro (A.D.R.)                     2,829,180
  748,400          PetroChina Co., Ltd.                              1,054,293
   23,600          Sasol, Ltd. (A.D.R.)                                870,840
   11,300          Surgutneftegaz (A.D.R.)*(a)                         864,988
                                                                   -----------
                                                                   $ 9,773,581
                                                                   -----------
                   Oil & Gas Equipment & Services - 2.3%
   15,200          TelecomAsia Corp. Public Co., Ltd.              $   758,328
   24,500          TMK (G.D.R.) (144A)*                                853,335
                                                                   -----------
                                                                   $ 1,611,663
                                                                   -----------
                   Oil & Gas Exploration & Production - 1.0%
  766,500          CNOOC, Ltd.                                     $   725,442
                                                                   -----------
                   Oil & Gas Refining & Marketing - 1.8%
   36,700          Polski Koncern Naftowy Orlen SA                 $   601,250
   12,300          Reliance Industries, Ltd. (G.D.R.) (144A)*          707,250
                                                                   -----------
                                                                   $ 1,308,500
                                                                   -----------
                   Total Energy                                    $13,419,186
                                                                   -----------
                   Materials - 12.1%
                   Construction Materials - 1.4%
  884,900          PT Indocement Tunggal Prakarsa Tbk              $   565,761
   60,800          Siam Cement Co., Ltd.                               432,972
                                                                   -----------
                                                                   $   998,733
                                                                   -----------

Shares                                                              Value
                   Diversified Metals & Mining - 3.6%
   10,300          Freeport-McMoRan Copper & Gold, Inc.
                   (Class B)                                       $   574,019
   18,700          KGHM Polska Mie SA*                                 572,240
    4,700          Norilsk Nickel                                      742,229
  763,000          PT Aneka Tambang Tbk                                678,712
                                                                   -----------
                                                                   $ 2,567,200
                                                                   -----------
                   Gold - 3.1%
   19,300          Anglogold Ashanti (A.D.R.) (a)                  $   908,837
   65,500          IAMGOLD Corp.                                       577,055
1,028,300          Zijin Mining Group Co., Ltd.                        716,757
                                                                   -----------
                                                                   $ 2,202,649
                                                                   -----------
                   Precious Metals & Minerals - 2.3%
    7,300          Anglo American Platinum Corp., Ltd.             $   889,132
   25,800          Compania de Minas Buenaventura SAA                  723,948
                                                                   -----------
                                                                   $ 1,613,080
                                                                   -----------
                   Steel - 1.7%
   45,700          Companhia Vale do Rio Doce (A.D.R.)             $ 1,199,625
                                                                   -----------
                   Total Materials                                 $ 8,581,287
                                                                   -----------
                   Capital Goods - 12.4%
                   Aerospace & Defense - 0.7%
   16,400          Elbit Systems, Ltd.                             $   529,109
                                                                   -----------
                   Construction & Engineering - 5.5%
  135,600          Aveng, Ltd.                                     $   649,500
  573,000          China Communications Construction
                   Co., Ltd.*                                          566,499
  891,279          Continental Engineering Corp.*                      774,747
  183,817          Empressa ICA Sociedad Controladora
                   SA de CV*                                           694,195
    7,200          GS Engineering & Construction Corp.*                640,540
   13,240          Kyeryong Construction Industrial Co., Ltd.*         556,799
                                                                   -----------
                                                                   $ 3,882,280
                                                                   -----------
                   Construction, Farm Machinery &
                   Heavy Trucks - 4.2%
   27,000          Daewoo Heavy Industries &
                   Machinery, Ltd.                                 $   846,309
    8,430          Hyundai Heavy Industries*                         1,138,479
   41,200          Samsung Heavy Industries Co., Ltd.*                 990,656
                                                                   -----------
                                                                   $ 2,975,444
                                                                   -----------
                   Industrial Conglomerates - 2.0%
   31,000          Barloworld                                      $   725,214
   62,500          Keppel Corp.                                        715,487
        1          KOC Holding AS*                                           2
                                                                   -----------
                                                                   $ 1,440,703
                                                                   -----------
                   Total Capital Goods                             $ 8,827,536
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.  5

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                     (continued)
--------------------------------------------------------------------------------

Shares                                                         Value
                   Transportation - 2.2%
                   Marine - 1.1%
      520,500      China Shipping Development Co., Ltd.*      $   796,703
                                                              -----------
                   Railroads - 1.1%
       74,500      All America Latina Logistica               $   773,614
                                                              -----------
                   Total Transportation                       $ 1,570,317
                                                              -----------
                   Automobiles & Components - 1.1%
                   Automobile Manufacturers - 1.1%
       10,600      Hyundai Motor Co., Ltd.*                   $   769,789
                                                              -----------
                   Total Automobiles & Components             $   769,789
                                                              -----------
                   Consumer Durables & Apparel - 3.0%
                   Homebuilding - 2.0%
      141,500      Corporacion GEO, SA de CV*                 $   708,581
       73,040      Cyrela Brazil Realty SA                        697,558
                                                              -----------
                                                              $ 1,406,139
                                                              -----------
                   Housewares & Specialties - 1.0%
       25,700      Woongjin Coway Co., Ltd.*                  $   711,290
                                                              -----------
                   Total Consumer Durables & Apparel          $ 2,117,429
                                                              -----------
                   Consumer Services - 1.0%
                   Hotels, Resorts & Cruise Lines - 1.0%
      194,000      Indian Hotels Co. Ltd.                     $   675,958
                                                              -----------
                   Total Consumer Services                    $   675,958
                                                              -----------
                   Media - 2.5%
                   Broadcasting & Cable TV - 0.9%
      102,800      Television Broadcasts, Ltd.                $   628,111
                                                              -----------
                   Movies & Entertainment - 1.0%
       29,000      CTC Media, Inc.*                           $   696,290
                                                              -----------
                   Publishing - 0.6%
      182,616      Hurriyet Gazetecilik ve Matbaacilik AS     $   479,640
                                                              -----------
                   Total Media                                $ 1,804,041
                                                              -----------
                   Retailing - 4.7%
                   Apparel Retail - 1.9%
      111,000      Edgars Consolidated Stores, Ltd.           $   617,386
      157,500      Truworths International, Ltd.                  717,337
                                                              -----------
                                                              $ 1,334,723
                                                              -----------
                   Department Stores - 1.8%
        5,800      Hyundai Department Store Co., Ltd.*        $   521,400
       50,000      Lojas Renner SA*                               718,970
                                                              -----------
                                                              $ 1,240,370
                                                              -----------
                   Homefurnishing Retail - 1.0%
       67,000      Ellerine Holdings, Ltd.                    $   739,686
                                                              -----------
                   Total Retailing                            $ 3,314,779
                                                              -----------


Shares                                                         Value
                   Food & Drug Retailing - 1.5%
                   Food Retail - 0.7%
      210,000      President Chain Store Corp.                $   507,181
                                                              -----------
                   Hypermarkets & Supercenters - 0.8%
       58,700      Massmart Holdings, Ltd.                    $   583,432
                                                              -----------
                   Total Food & Drug Retailing                $ 1,090,613
                                                              -----------
                   Food, Beverage & Tobacco - 2.3%
                   Packaged Foods & Meats - 0.8%
        4,580      CJ Corp.*                                  $   549,864
                                                              -----------
                   Soft Drinks - 1.5%
        9,100      Fomento Economico Mexicano SA de CV        $ 1,053,416
                                                              -----------
                   Total Food, Beverage & Tobacco             $ 1,603,280
                                                              -----------
                   Household & Personal Products - 1.9%
                   Personal Products - 1.9%
       44,650      Natura Cosmeticos SA                       $   630,537
       17,700      Oriflame Cosmetics SA                          728,926
                                                              -----------
                                                              $ 1,359,463
                                                              -----------
                   Total Household &
                   Personal Products                          $ 1,359,463
                                                              -----------
                   Banks - 13.2%
                   Diversified Banks - 13.2%
       20,332      Banco Bradesco SA (a)                      $   820,396
       25,200      Banco do Brasil SA                             755,410
      118,100      Bank Hapoalim, Ltd.                            552,975
      264,000      Bumiputra-Commerce Holdings Bhd*               578,629
    1,361,900      China Construction Bank*                       867,492
       12,510      Hana Financial Holdings*                       656,089
    1,404,000      Industrial & Commercial Bank of China*         869,370
       30,600      Kazkommertsbank (144A)*                        706,860
       12,700      Kookmin Bank (A.D.R.)*                       1,024,128
       13,100      Shinhan Financial Group Co., Ltd.*             671,273
       40,549      Standard Bank Group, Ltd.                      546,854
      143,295      Turkiye Is Bankasi (Isbank)                    652,403
        7,562      Uniao de Bancos Brasileiros SA
                   (Unibanco) (G.D.R.) (144A) (a)                 702,964
                                                              -----------
                                                              $ 9,404,843
                                                              -----------
                   Total Banks                                $ 9,404,843
                                                              -----------
                   Diversified Financials - 1.8%
                   Diversified Financial Services - 1.8%
      213,406      FirstRand, Ltd.                            $   674,441
      629,000      Fubon Group                                    587,622
                                                              -----------
                                                              $ 1,262,063
                                                              -----------
                   Total Diversified Financials               $ 1,262,063
                                                              -----------

6     The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

Shares                                                            Value
                   Insurance - 3.2%
                   Life & Health Insurance - 1.6%
   27,396          Cathay Financial Holding Co., Ltd.,
                   (144A) (G.D.R.)*                              $   621,889
  202,690          Sanlam, Ltd.                                      532,146
                                                                 -----------
                                                                 $ 1,154,035
                                                                 -----------
                   Property & Casualty Insurance - 1.6%
  141,734          Aksigorta AS                                  $   532,756
    3,200          Samsung Fire & Marine Insurance*                  553,648
                                                                 -----------
                                                                 $ 1,086,404
                                                                 -----------
                   Total Insurance                               $ 2,240,439
                                                                 -----------
                   Real Estate - 2.1%
                   Real Estate Management & Development - 2.1%
2,225,600          Ayala Land, Inc.                              $   692,638
   57,000          Sistema Hals (G.D.R.) (144A)*                     769,500
                                                                 -----------
                                                                 $ 1,462,138
                                                                 -----------
                   Total Real Estate                             $ 1,462,138
                                                                 -----------
                   Technology Hardware & Equipment - 2.3%
                   Computer Hardware - 1.0%
  393,133          Quanta Computer, Inc.                         $   709,699
                                                                 -----------
                   Electronic Manufacturing Services - 1.3%
  131,229          Hon Hai Precision Industry                    $   937,129
                                                                 -----------
                   Total Technology Hardware
                   & Equipment                                   $ 1,646,828
                                                                 -----------
                   Semiconductors - 1.7%
  229,382          Taiwan Semiconductor Manufacturing Co.        $   475,680
   67,400          Taiwan Semiconductor Manufacturing Co.
                   (A.D.R.)                                          736,682
                                                                 -----------
                                                                 $ 1,212,362
                                                                 -----------
                   Total Semiconductors                          $ 1,212,362
                                                                 -----------
                   Telecommunication Services - 7.7%
                   Integrated Telecommunication Services - 1.0%
  618,700          PT Telekomunikasi Indonesia                   $   694,821
                                                                 -----------
                   Wireless Telecommunication Services - 6.7%
   13,100          Mobile Telesystems (A.D.R.)                   $   657,489
   58,400          MTN Group, Ltd.                                   704,801
   12,800          Philippine Long Distance Telephone Co.            661,232
   68,300          Reliance Communications, Ltd.*                    727,890
   22,400          Sistema JSFC (144A) (G.D.R.)*                     716,603
  596,000          Taiwan Mobile Co., Ltd.                           618,389
    9,200          Vimpel-Communications (A.D.R.)*                   726,340
                                                                 -----------
                                                                 $ 4,812,744
                                                                 -----------
                   Total Telecommunication Services              $ 5,507,565
                                                                 -----------

Shares                                                            Value
                   Utilities - 1.0%
                   Gas Utilities - 1.0%
1,188,100          Panva Gas Holdings, Ltd.*                     $   746,951
                                                                 -----------
                   Total Utilities                               $   746,951
                                                                 -----------
                   TOTAL COMMON STOCKS
                   (Cost $42,873,355)                            $68,616,867
                                                                 -----------
                   TEMPORARY CASH INVESTMENT - 3.8%
                   Security Lending Collateral - 3.8%
2,736,343          Securities Lending Investment Fund, 5.26%     $ 2,736,343
                                                                 -----------
                   TOTAL TEMPORARY CASH INVESTMENT
                   (Cost $2,736,343)                             $ 2,736,343
                                                                 -----------
                   TOTAL INVESTMENT IN SECURITIES - 102.9%
                   (Cost $46,321,028)(b)                         $73,138,472
                                                                 -----------
                   OTHER ASSETS AND
                   LIABILITIES - (2.9)%                          $(2,089,658)
                                                                 -----------
                   TOTAL NET ASSETS - 100.0%                     $71,048,814
                                                                 ===========

*         Non-income producing security.
(A.D.R.)  American Depositary Receipt
(G.D.R.)  Global Depositary Receipt
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2006, the value of these securities amounted to $5,078,401 or 7.1% of total net assets.
(a)       At December 31, 2006, the following securities were out on loan:

Shares       Security                           Value
 10,029      Anglogold Ashanti (A.D.R.)        $  472,266
 17,929      Banco Bradesco SA                    723,435
 10,363      Surgutneftegaz (A.D.R.)*             793,263
  7,387      Uniao de Bancos Brasileiros SA
             (Unibanco) (G.D.R.) (144A)           686,696
                                               ----------
             Total                             $2,675,660
                                               ==========

(b) Distributions of investments by country of issue, as a percentage of total equity holdings (excluding temporary cash investments) is as follows:

       Brazil                                 15.5%
       South Korea                            13.7
       South Africa                           13.0
       Russia                                 11.3
       People's Republic of China              9.3
       Taiwan                                  8.5
       Mexico                                  3.5
       India                                   3.0
       Indonesia                               2.8
       Turkey                                  2.4
       Hong Kong                               2.0
       Philippines                             1.9
       United States                           1.8
       Poland                                  1.7
       Israel                                  1.5
       Argentina                               1.1
       Sweden                                  1.0
       Peru                                    1.0
       Singapore                               1.0
       Kazakhstan                              1.0
       Other (individually less than 1%)       3.0
                                             -----
                                             100.0%
                                             ======

The accompanying notes are an integral part of these financial statements.     7

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           Year          Year
                                                                          Ended         Ended
Class I                                                                  12/31/06      12/31/05
Net asset value, beginning of period                                    $  28.09      $ 20.48
                                                                        --------      -------
Increase (decrease) from investment operations:
 Net investment income                                                  $   0.27      $  0.22
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                     8.83         7.51
                                                                        --------      -------
  Net increase (decrease) from investment operations                    $   9.10      $  7.73
Distributions to shareowners:
 Net investment income                                                     (0.16)       (0.12)
 Net realized gain                                                         (2.77)          --
                                                                        --------      -------
Total Distributions                                                     $  (2.93)     $ (0.12)
                                                                        --------      --------
Redemption Fee                                                          $   0.00(a)   $    --
                                                                        --------      --------
Net increase (decrease) in net asset value                              $   6.17      $  7.61
                                                                        ---------      --------
Net asset value, end of period                                          $  34.26      $ 28.09
                                                                        =========     ========
Total return*                                                              35.77%       37.95%
Ratio of net expenses to average net assets+                                1.51%        1.75%
Ratio of net investment income to average net assets+                       0.84%        0.94%
Portfolio turnover rate                                                       49%          74%
Net assets, end of period (in thousands)                                $ 12,919      $11,205
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                               1.51%        1.77%
 Net investment income (loss)                                               0.84%        0.92%
Ratios with waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses                                                               1.51%        1.75%
 Net investment income                                                      0.84%        0.94%



                                                                         Year          Year         Year
                                                                         Ended         Ended       Ended
Class I                                                                12/31/04      12/31/03     12/31/02
Net asset value, beginning of period                                    $17.37        $11.03       $11.23
                                                                        ------        ------       ------
Increase (decrease) from investment operations:
 Net investment income                                                  $ 0.22        $ 0.20       $ 0.06
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                   3.04          6.20        (0.19)
                                                                        ------        ------       ------
  Net increase (decrease) from investment operations                    $ 3.26        $ 6.40       $(0.13)
Distributions to shareowners:
 Net investment income                                                   (0.15)        (0.06)       (0.07)
 Net realized gain                                                          --            --           --
                                                                        ------        ------       ------
Total Distributions                                                     $(0.15)       $(0.06)      $(0.07)
                                                                        ------        ------       ------
Redemption Fee                                                          $   --        $   --       $   --
                                                                        ------        ------       ------
Net increase (decrease) in net asset value                              $ 3.11        $ 6.34       $(0.20)
                                                                        ------        ------       ------
Net asset value, end of period                                          $20.48        $17.37       $11.03
                                                                        ======        ======       ======
Total return*                                                            18.93%        58.17%       (1.20)%
Ratio of net expenses to average net assets+                              1.75%         1.75%        1.75%
Ratio of net investment income to average net assets+                     1.12%         1.43%        0.63%
Portfolio turnover rate                                                     66%           79%         124%
Net assets, end of period (in thousands)                                $8,633        $8,399       $5,886
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             1.87%         2.51%        2.88%
 Net investment income (loss)                                             1.00%         0.67%       (0.50)%
Ratios with waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses                                                             1.75%         1.75%        1.75%
 Net investment income                                                    1.12%         1.43%        0.63%

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


8     The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $2,675,660)
   (cost $46,321,028)                                                                    $ 73,138,472
 Cash                                                                                         650,126
 Foreign currencies, at value (cost $906,855)                                                 909,758
 Receivables --
  Investment securities sold                                                                   23,610
  Fund shares sold                                                                            221,470
  Dividends, interest and foreign taxes withheld                                              145,876
  Forward foreign currency settlement contracts, net                                              539
 Other                                                                                          4,354
                                                                                         ------------
   Total assets                                                                          $ 75,094,205
                                                                                         ------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                         $   803,312
  Fund shares repurchased                                                                     355,705
  Upon return of securities loaned                                                          2,736,343
 Reserve for repatriation taxes                                                                46,722
 Due to affiliates                                                                             12,803
 Accrued expenses                                                                              90,506
                                                                                         ------------
   Total liabilities                                                                     $  4,045,391
                                                                                         ------------
NET ASSETS:
 Paid-in capital                                                                         $ 34,957,559
 Undistributed net investment income                                                          329,117
 Accumulated net realized gain on investments                                               8,990,296
 Net unrealized gain on:
  Investments                                                                              26,770,722
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                           1,120
                                                                                         ------------
   Total net assets                                                                      $ 71,048,814
                                                                                         ------------
NET ASSET VALUE PER SHARE:
 Class I:
 (No par value, unlimited number of shares authorized)
  Net assets                                                                             $ 12,918,923
 Shares outstanding                                                                           377,031
                                                                                         ------------
  Net asset value per share                                                              $      34.26
 Class II:
 (No par value, unlimited number of shares authorized)
  Net assets                                                                             $ 58,129,891
 Shares outstanding                                                                         1,713,737
                                                                                         ------------
  Net asset value per share                                                              $      33.92


The accompanying notes are an integral part of these financial statements.     9

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                             Year
                                                                                            Ended
                                                                                           12/31/06
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $148,416)                                   $ 1,378,567
 Interest                                                                                     24,886
 Income on securities loaned, net                                                              9,290
                                                                                         -----------
  Total investment income                                                                $ 1,412,743
                                                                                         -----------
EXPENSES:
 Management fees                                                                         $   700,827
 Transfer agent fees and expenses                                                              3,516
 Distribution fees (Class II)                                                                122,261
 Administrative reimbursements                                                                13,771
 Custodian fees                                                                              106,430
 Professional fees                                                                            39,707
 Printing expense                                                                             18,546
 Fees and expenses of nonaffiliated trustees                                                   7,459
 Miscellaneous                                                                                22,536
                                                                                         -----------
  Total expenses                                                                         $ 1,035,053
                                                                                         -----------
  Net expenses                                                                           $ 1,035,053
                                                                                         -----------
   Net investment income                                                                 $   377,690
                                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments (net of foreign capital gain taxes of $74,291)                             $ 9,235,764
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                        (18,438)
                                                                                         -----------
                                                                                         $ 9,217,326
                                                                                         -----------
 Change in net unrealized gain or loss from:
  Investments (including change in reserve for repatriation taxes of $(5,637))           $ 8,718,700
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                         (2,349)
                                                                                         -----------
                                                                                         $ 8,716,351
                                                                                         -----------
 Net gain on investments and foreign currency transactions                               $17,933,677
                                                                                         ===========
 Net increase in net assets resulting from operations                                    $18,311,367
                                                                                         ===========


10    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS


                                                                                              Year Ended         Year Ended
                                                                                               12/31/06           12/31/05
FROM OPERATIONS:
Net investment income                                                                       $     377,690      $     332,259
Net realized gain on investments                                                                9,217,326          7,305,703
 Change in net unrealized gain or loss on investments and foreign currency transactions         8,716,351          7,390,352
                                                                                            -------------      -------------
   Net increase in net assets resulting from operations                                     $  18,311,367      $  15,028,314
                                                                                            -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I                                                                                    $     (59,203)     $     (50,778)
 Class II                                                                                        (161,771)          (161,235)
Net realized gain
 Class I                                                                                       (1,033,768)                --
 Class II                                                                                      (4,159,777)                --
                                                                                            -------------      -------------
  Total distributions to shareowners                                                        $  (5,414,519)     $    (212,013)
                                                                                            -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            $  19,444,665      $  13,210,315
Reinvestment of distributions                                                                   5,414,519            210,764
Cost of shares repurchased                                                                    (21,947,368)       (11,986,023)
Redemption fees                                                                                     8,588                 --
                                                                                            -------------      -------------
 Net increase in net assets resulting from Fund share transactions                          $   2,920,404      $   1,435,056
                                                                                            -------------      -------------
 Net increase in net assets                                                                 $  15,817,252      $  16,251,357
                                                                                            -------------      -------------
NET ASSETS:
Beginning of year                                                                           $  55,231,562      $  38,980,205
                                                                                            -------------      -------------
End of year                                                                                 $  71,048,814      $  55,231,562
                                                                                            -------------      -------------
Undistributed net investment income, end of year                                            $     329,117      $      24,792
                                                                                            -------------      -------------


The accompanying notes are an integral part of these financial statements.    11

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Emerging Markets Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:


Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)

   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class II shares are presented in a separate book.

The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Trust has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Portfolio. The Portfolio may also take into consideration other significant events in determining the fair value of these securities.

   All securities that trade in foreign markets whose closing prices are as of times prior to the close of the New York Stock Exchange (NYSE) and that are held by Emerging Markets Portfolio are fair valued using vendor-supplied pricing updates for each security to the time of the close of the NYSE. Thus, the Portfolio's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments and securities held by the Portfolio are valued at amortized cost. No other securities were fair valued at December 31, 2006.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 8)

D. Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2006, no such taxes were paid.

   In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2006, the Portfolio had $46,722 in reserves related to taxes on the repatriation of foreign capital gains.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

--------------------------------------------------------------------------------

                                 Undistributed Net
                                 Investment Income      Accumulated Net
Portfolio                              (Loss)        Realized Gain (Loss)    Paid-In Capital
--------------------------------------------------------------------------------------------
 Emerging Markets Portfolio      $147,609              $(147,609)               $--


--------------------------------------------------------------------------------

   The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------

                                                                 2006           2005
--------------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                            $   220,974        $212,013
 Long-Term capital gain                                       5,193,545              --
                                                            ---------------------------
                                                            $ 5,414,519        $212,013
 Return of Capital                                                   --              --
                                                            ---------------------------
  Total distributions                                       $ 5,414,519        $212,013
                                                            ===========================
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                              $   761,702
 Undistributed long-term gain/(capital loss carryforward)     8,615,087
 Unrealized appreciation (depreciation)                      26,714,466
                                                            -----------
  Total                                                     $36,091,255
                                                            ===========

--------------------------------------------------------------------------------

   For the fiscal year ending December 31, 2006, Emerging Markets Portfolio has elected to pass through foreign tax credits of $217,527. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and the mark to market on forward currency contracts.

E. Portfolio Shares

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and


14
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Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   allocated daily to each class of the shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 1.15% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $6,893 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,713 in transfer agent fees payable to PIMSS at December 31, 2006.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $1,197 payable to PFD at December 31, 2006.

5. Aggregate Unrealized Appreciation and Depreciation
At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------


                                                                                         Net
                                                      Gross            Gross   Appreciation/
                                Tax Cost       Appreciation     Depreciation  (Depreciation)
--------------------------------------------------------------------------------------------
Emerging Markets Portfolio   $46,377,865      $26,875,160       $ (114,553)      $26,760,607
--------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $29,439,740 and $31,784,098, respectively.

7. Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

--------------------------------------------------------------------------------

Emerging Markets Portfolio      '06 Shares     '06 Amount    '05 Shares       '05 Amount
--------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                       82,866     $  2,610,759       57,112       $  1,329,128
 Reinvestment of distributions     42,233        1,092,971        2,300             49,529
 Redemption fees                       --            1,720           --                 --
 Shares repurchased              (147,008)      (4,440,124)     (82,002)        (1,885,112)
                                 -----------------------------------------------------------
   Net decrease                   (21,909)    $   (734,674)     (22,590)      $   (506,455)
                                 ===========================================================
 CLASS II:
 Shares sold                      546,340     $ 16,833,906      530,098       $ 11,881,187
 Reinvestment of distributions    168,481        4,321,548        7,549            161,235
 Redemption fees                       --            6,868           --                --
 Shares repurchased              (582,381)     (17,507,244)    (449,363)       (10,100,911)
                                 -----------------------------------------------------------
   Net increase                   132,440     $  3,655,078       88,284       $  1,941,511
                                 ===========================================================

8. Forward Foreign Currency Contracts
During the year ended December 31, 2006, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

Outstanding forward currency settlement contracts as of December 31, 2006 were as follows:

--------------------------------------------------------------------------------

                                                          Settlement                               Net
Portfolio                            Gross Receivable      Date        Gross Payable     Receivable/(Payable)
-------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio (HUF)       $67,575            1/3/07         $(67,511)            $ 64
 Emerging Markets Portfolio (ZAR)       $52,502            1/3/07         $(52,027)            $475

--------------------------------------------------------------------------------

9. New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Emerging Markets VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Emerging Markets VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                   /s/ Ernst & Young LLP

Boston, Massachusetts
February 9, 2007

Pioneer Emerging Markets VCT Portfolio (the "Fund")
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect to the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the first quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the second quintile of the peer group for the three years ended June 30, 2006 and the second quintile for the five years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was good.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the fifth quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated asset levels, a break point in management fee was not necessary. The Trustees will continue to evaluate annually the appropriateness of break points.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                                  (continued)
--------------------------------------------------------------------------------

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                         Trustees and Officers
Pioneer Investment Management, Inc.        The trust's Board of Trustees provides broad supervision over the portfolio's affairs.
                                           The officers of the trust are responsible for the trust's operations. The trust's
Custodian                                  Trustees and officers are listed below, together with their principal occupations during
Brown Brothers Harriman & Co.              the past five years. Trustees who are interested persons of the trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested
Independent Registered Public              persons of the trust are referred to as Independent Trustees. Each of the Trustees
Accounting Firm                            serves as a trustee of each of the 86 U.S. registered investment portfolios for which
Ernst & Yound LLP                          Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all
                                           Interested Trustees and all officers of the trust is 60 State Street, Boston,
                                           Massachusetts 02109.
Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE            PRINCIPAL OCCUPATION DURING         OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE           PAST FIVE YEARS                     HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 1994. Serves   Deputy Chairman and a Director of   Director of ICI Mutual
                           Board, Trustee    until a successor trustee    Pioneer Global Asset Management     Insurance Company
                           and President     is elected or earlier        S.p.A. ("PGAM"); Non-Executive
                                             retirement or removal.       Chairman and a Director of Pioneer
                                                                          Investment Management USA Inc.
                                                                          ("PIM-USA"); Chairman and a
                                                                          Director of Pioneer; Chairman and
                                                                          Director of Pioneer Institutional
                                                                          Asset Management, Inc. (since
                                                                          2006); Director of Pioneer
                                                                          Alternative Investment Management
                                                                          Limited (Dublin); President and a
                                                                          Director of Pioneer Alternative
                                                                          Investment Management (Bermuda)
                                                                          Limited and affiliated funds;
                                                                          Director of PIOGLOBAL Real Estate
                                                                          Investment Fund (Russia) (until
                                                                          June 2006); Director of Nano-C,
                                                                          Inc. (since 2003); Director of Cole
                                                                          Investment Corporation (since
                                                                          2004); Director of Fiduciary
                                                                          Counseling, Inc.; President and
                                                                          Director of Pioneer Funds
                                                                          Distributor, Inc. ("PFD") (until
                                                                          May 2006); President of all of the
                                                                          Pioneer Funds; and Of Counsel,
                                                                          Wilmer Cutler Pickering Hale and
                                                                          Dorr LLP (counsel to PIM-USA and
                                                                          the Pioneer Funds)

* Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                              POSITIONS HELD   LENGTH OF SERVICE             PRINCIPAL OCCUPATION DURING     OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS         WITH THE TRUST   AND TERM OF OFFICE            PAST FIVE YEARS                 HELD BY THIS TRUSTEE
David R. Bock (63)            Trustee          Trustee since 2005. Serves    Senior Vice President and       Director of The
3050 K. Street NW,                             until a successor trustee     Chief Financial Officer,        Enterprise Social
Washington, DC 20007                           is elected or earlier         I-trax, Inc. (publicly traded   Investment Company
                                               retirement or removal.        health care services company)   (privately-held
                                                                             (2001 - present); Managing      affordable housing
                                                                             Partner, Federal City Capital   finance company);
                                                                             Advisors (boutique merchant     and Director of New
                                                                             bank) (2002 to 2004); and       York Mortgage Trust
                                                                             Executive Vice President and    (publicly traded
                                                                             Chief Financial Officer,        mortgage REIT)
                                                                             Pedestal Inc. (internet- based
                                                                             mortgage trading company)
                                                                             (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)             Trustee          Trustee since 2000. Serves    President, Bush International   Director of Brady
3509 Woodbine Street,                          until a successor trustee     (international financial        Corporation
Chevy Chase, MD 20815                          is elected or earlier         advisory firm)                  (industrial
                                               retirement or removal.                                        identification and
                                                                                                             specialty coated
                                                                                                             material products
                                                                                                             manufacturer);
                                                                                                             Director of Briggs &
                                                                                                             Stratton Co. (engine
                                                                                                             manufacturer);
                                                                                                             Director of Mortgage
                                                                                                             Guaranty Insurance
                                                                                                             Corporation; and
                                                                                                             Director of UAL
                                                                                                             Corporation (airline
                                                                                                             holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)     Trustee          Trustee since 2000. Serves    Founding Director, The          None
1001 Sherbrooke Street West,                   until a successor trustee     Winthrop Group, Inc.
Montreal, Quebec, Canada                       is elected or earlier         (consulting firm); and
H3A 1G5                                        retirement or removal.        Desautels Faculty of
                                                                             Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Private investor (2004 -        Director of
Thomas J. Perna (56)          Trustee          Trustee since 2006. Serves    present); and Senior Executive  Quadriserv Inc.
89 Robbins Avenue,                             until a successor trustee     Vice President, The Bank of     (technology
Berkeley Heights, NJ                           is elected or earlier         New York (financial and         products for
07922                                          retirement or removal.        securities services) (1986 -    securities
                                                                             2004)                           lending
                                                                                                             industry)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)      Trustee          Trustee since 1995. Serves    President and Chief Executive   Director of New
200 State Street, 12th                         until a successor trustee     Officer, Newbury, Piret &       America High
Floor, Boston, MA 02109                        is elected or earlier         Company, Inc. (investment       Income Fund,
                                               retirement or removal.        banking firm)                   Inc.(closed-end
                                                                                                             investment company)


-----------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)            Trustee          Trustee since 2000. Serves    President, John Winthrop &      None
One North Adgers Wharf,                        until a successor trustee     Co., Inc. (private investment
Charleston, SC 29401                           is elected or earlier         firm)
                                               retirement or removal.
-----------------------------------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE              PRINCIPAL OCCUPATION DURING     OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE             PAST FIVE YEARS                 HELD BY THIS OFFICER
Osbert M. Hood (54)+         Executive Vice   Since 2003. Serves at the      President and Chief Executive   Trustee of certain
                             President        discretion of the Board        Officer, PIM-USA since May      Pioneer Funds
                                                                             2003 (Director since January
                                                                             2001; Executive Vice President
                                                                             and Chief Operating Officer
                                                                             from November 2000 - May
                                                                             2003); Director of PGAM since
                                                                             June 2003; President and
                                                                             Director of Pioneer since May
                                                                             2003; President and Director
                                                                             of Pioneer Institutional Asset
                                                                             Management, Inc. since
                                                                             February 2006; Chairman and
                                                                             Director of Pioneer Investment
                                                                             Management Shareholder
                                                                             Services, Inc. ("PIMSS") since
                                                                             May 2003; Director of PFD
                                                                             since May 2006; Director of
                                                                             Oak Ridge Investments, LLC (a
                                                                             registered investment adviser
                                                                             in which PIM-USA owns a
                                                                             minority interest) since
                                                                             January 2005; Director of
                                                                             Vanderbilt Capital Advisors,
                                                                             LLC (an institutional
                                                                             investment adviser wholly-
                                                                             owned by PIM-USA) since June
                                                                             2006; and Executive Vice
                                                                             President of all of the
                                                                             Pioneer Funds since June 2003

+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary        Since 2000. Serves at the      Secretary of PIM-USA; Senior    None
                                              discretion of the Board        Vice President - Legal of
                                                                             Pioneer; Secretary/ Clerk of
                                                                             most of PIM-USA's
                                                                             subsidiaries; and Secretary of
                                                                             all of the Pioneer Funds since
                                                                             September 2003 (Assistant
                                                                             Secretary from November 2000
                                                                             to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant        Since 2003. Serves at the      Vice President and Senior       None
                             Secretary        discretion of the Board        Counsel of Pioneer since July
                                                                             2002; Vice President and
                                                                             Senior Counsel of BISYS Fund
                                                                             Services, Inc. (April 2001 to
                                                                             June 2002); Senior Vice
                                                                             President and Deputy General
                                                                             Counsel of Funds Distributor,
                                                                             Inc. (July 2000 to April
                                                                             2001); and Assistant Secretary
                                                                             of all of the Pioneer Funds
                                                                             since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey        Assistant        Since 2006. Serves at the      Partner, Wilmer Cutler          None
 (45)                        Secretary        discretion of the Board        Pickering Hale and Dorr LLP;
                                                                             and Assistant Secretary of all
                                                                             of the Pioneer Funds since
                                                                             July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer        Since 2000. Serves at the      Vice President - Fund           None
                                              discretion of the Board        Accounting,
                                                                             Administration and
                                                                             Controllership Services
                                                                             of Pioneer; and Treasurer
                                                                             of all of the Pioneer
                                                                             Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant        Since 2004. Serves at the      Deputy Treasurer of             None
                             Treasurer        discretion of the Board        Pioneer since 2004;
                                                                             Treasurer and Senior Vice
                                                                             President, CDC IXIS Asset
                                                                             Management Services from
                                                                             2002 to 2003; Assistant
                                                                             Treasurer and Vice
                                                                             President, MFS Investment
                                                                             Management from 1997 to
                                                                             2002; and Assistant
                                                                             Treasurer of all of the
                                                                             Pioneer Funds since
                                                                             November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant        Since 2000. Serves at the      Assistant Vice President        None
                             Treasurer        discretion of the Board        - Fund Accounting,
                                                                             Administration and
                                                                             Controllership Services
                                                                             of Pioneer; and Assistant
                                                                             Treasurer of all of the
                                                                             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant        Since 2002. Serves at the      Fund Accounting                 None
                             Treasurer        discretion of the Board        Manager - Fund
                                                                             Accounting,
                                                                             Administration and
                                                                             Controllership
                                                                             Services of Pioneer;
                                                                             and Assistant
                                                                             Treasurer of all of
                                                                             the Pioneer Funds
                                                                             since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE                 PRINCIPAL OCCUPATION DURING     OTHER DIRECTORSHIPS
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE                PAST FIVE YEARS                 HELD BY THIS OFFICER
Katherine Kim Sullivan    Assistant        Since 2003. Serves at the         Fund Administration             None
(33)                      Treasurer        discretion of the Board           Manager - Fund
                                                                             Accounting,
                                                                             Administration and
                                                                             Controllership
                                                                             Services since June
                                                                             2003; Assistant Vice
                                                                             President - Mutual
                                                                             Fund Operations of
                                                                             State Street
                                                                             Corporation from
                                                                             June 2002 to June
                                                                             2003 (formerly
                                                                             Deutsche Bank Asset
                                                                             Management); Pioneer
                                                                             Fund Accounting,
                                                                             Administration and
                                                                             Controllership
                                                                             Services (Fund
                                                                             Accounting Manager
                                                                             from August 1999 to
                                                                             May 2002); and
                                                                             Assistant Treasurer
                                                                             of all of the
                                                                             Pioneer Funds since
                                                                             September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)   Chief            Since 2006. Serves at the         Chief Compliance                None
                          Compliance       discretion of the Board           Officer of Pioneer
                          Officer                                            and all of the
                                                                             Pioneer Funds since
                                                                             March 2006; Vice
                                                                             President and Senior
                                                                             Counsel of Pioneer
                                                                             since September
                                                                             2004; and Senior
                                                                             Vice President and
                                                                             Counsel, State
                                                                             Street Research &
                                                                             Management Company
                                                                             (February 1998 to
                                                                             September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18658-01-0207


                                                            [Logo]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                           Pioneer Equity Income VCT Portfolio -- Class I Shares




                                                                   ANNUAL REPORT

                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update                                       2

  Comparing Ongoing Portfolio Expenses                                   3

  Portfolio Management Discussion                                        4

  Schedule of Investments                                                6

  Financial Statements                                                   9

  Notes to Financial Statements                                         13

  Report of Independent Registered Public
    Accounting Firm                                                     18

  Factors Considered by the Independent Trustees
    in Approving the Management Contract                                19

  Trustees, Officers and Service Providers                              22

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following was represented by a pie chart in the printed material]

U.S. Common Stocks                                                      93.8%
Temporary Cash Investment                                                5.7%
Convertible Preferred Stocks                                             0.5%

Sector Distribution
(As a percentage of equity holdings)

[The following was represented by a pie chart in the printed material]

Financials                                                              22.8%
Utilities                                                               14.8%
Telecommunication Services                                              10.4%
Consumer Staples                                                         9.7%
Industrials                                                              9.6%
Consumer Discretionary                                                   9.6%
Materials                                                                8.0%
Health Care                                                              6.3%
Energy                                                                   6.3%
Information Technology                                                   2.5%

Five Largest Holdings
(As a percentage of equity holdings)

1.       PACCAR, Inc.                 3.29%
2.       Chevron Corp.                3.05
3.       BellSouth Corp.              2.61
4.       Washington Mutual, Inc.      2.50
5.       Merck & Co., Inc.            2.50

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/06      12/31/05
Net Asset Value per Share      $ 24.93       $ 21.25

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $ 0.6014       $  -              $ 0.3749

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Income VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following was represented by a mountain chart in the printed material]

           Pioneer    Russell 1000
           Equity       Value
           Income       Index
12/96      10000       10000
           13523       13518
12/98      16471       15631
           16671       16780
12/00      19146       17957
           17812       16953
12/02      14994       14321
           18384       18622
12/04      21396       21694
            2619       23224
12/06      27696       28390

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
10 Years                                                                10.72%
5 Years                                                                  9.23%
1 Year                                                                  22.45%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                                          I
--------------------------------------------------------------------------------
Beginning Account Value On 7/1/06                               $ 1,000.00
Ending Account Value On 12/31/06                                $ 1,127.32
Expenses Paid During Period*                                    $     3.70

* Expenses are equal to the Portfolio's annualized expense ratio of 0.69% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                                          I
--------------------------------------------------------------------------------
Beginning Account Value On 7/1/06                               $ 1,000.00
Ending Account Value On 12/31/06                                $ 1,021.73
Expenses Paid During Period*                                    $     3.52

* Expenses are equal to the Portfolio's annualized expense ratio of 0.69% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

In the following discussion, portfolio manager John Carey discusses the performance of Pioneer Equity Income VCT Portfolio, as well as the investment environment over the twelve-month period ended December 31, 2006.

Q.   Please describe the performance of the Portfolio in 2006.

A. It was generally a successful year for Pioneer Equity Income VCT Portfolio. The total return for Class I shares of the Portfolio was 22.45% at net asset value, which compared favorably with the 22.25% total return for the Russell 1000 Value Index, an unmanaged index of the broad, value-oriented portion of the market, and the 18.19% average total return for the 61 portfolios in the Lipper Equity Income variable annuity category. Throughout the year, the Portfolio derived its above-average performance from both sector allocations and stock selection. As always, the dividends paid by Portfolio shareholdings provided a meaningful part of the total return. Looking back on stock-market fluctuations during the year, we note that the Russell 1000 Value Index advanced through the first week of May 2006, then suffered more than two months of ragged, generally declining results, and finally, from the middle of July through year end, more or less, resumed its upward path. Indeed the second half of the year witnessed a rather impressive rally in share prices. The spark igniting the rally seemed to be the indications from the Federal Reserve that it would not raise interest rates any more, at least for the time being. Oil prices also fell, and gasoline prices likewise. Despite a softening housing market, consumers were buoyed by historically low unemployment and rising wages. Corporate earnings stayed very strong, and merger-and-acquisition activity put a "floor" under the prices of numerous stocks.

Q. Can you discuss areas in the Portfolio of outperformance and underperformance versus the index?

A. Our strongest performance contributions versus the Russell 1000 Value Index came from our stock selections in industrials, energy, health care, and telecommunications services, as well as from our overweight in the last sector. Among our holdings in industrials, Gorman-Rupp, a pump maker, and PACCAR, builder of heavy-duty, Class 8 trucks, did especially well. In energy we benefited from our emphasis on the large, integrated international oil and gas producers and avoidance of the more volatile oil-services stocks. Merck was a terrific stock for us in health care, as the company recovered from the shock of Vioxx litigation. BellSouth was a stand-out in telecomm services after receiving a takeover bid from AT&T. The portfolio also benefited from not owning any shares of three market laggards, American International Group, Sprint Nextel, and General Electric.

     On the negative side, our underweight in Exxon Mobil hurt, though the shares of that behemoth that we did own certainly did very well for us. Timken, a manufacturer of bearings, traded down on concerns about a slowing economy. Cedar Fair, operator of amusement parks, acquired an additional group of parks from Paramount. Though we think that the longer-term story for the company is enhanced by the acquisition, investors focused on the likely short-term dilution of earnings.

Q.   What changes did you make to the Portfolio over the course of the year?

A. We were fairly busy during the year, adding some 19 positions and eliminating 21. Additions included Alcoa and E. I. du Pont de Nemours, a couple of the old "smokestack America" companies that we think are still reasonably priced and have restructuring potential for improved earnings down the road. Du Pont, probably best known for its synthetic fibers, is a global company with customers across many different industries. Alcoa is a major international producer of aluminum, with important assets in all aspects of aluminum making. Another basic-industry stalwart, Weyerhaeuser is one of the largest forest-products companies. CBS and New York Times are a couple of the beaten-down media names that investors have avoided in this age of the internet but that we think hold value. We expanded a bit further into real estate investment trusts by buying General Growth Properties and Liberty Property Trust. Our utility

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     holdings grew to include AGL Resources and Duke Energy; and we also added the telecommunications services stocks Embarq and Windstream. In insurance we initiated positions in Hartford Financial and Lincoln National, which acquired our Jefferson Pilot; and bought Regions Financial, a Birmingham, Alabama-based bank. Microchip Technology gave us an opportunity to invest in the growing microcontroller industry. J. M. Smucker is well known for its jams and jellies, but is also a burgeoning producer of health foods, including natural beverages and peanut butter. Also new to the portfolio were Mine Safety Appliances, supplier of respiratory and other safety gear to miners and other industrial workers; Masco, maker of plumbing and other home-improvement and building products; and Idearc, yellow-pages publisher, spun out from our holding Verizon.

     Stocks besides Jefferson Pilot that we sold as a result of merger offers included Keyspan, Roanoke Electric Steel, and Albertson's. We took significant long-term gains on our sale of T. Rowe Price, which we thought reflected a full valuation. At the other end of the spectrum, we liquidated our shares of Ford common stock after the company indicated issues with its continuing to pay dividends. Our other sales were also a result of our investment analysis and our decision that we had either reached a full valuation on the shares or could more productively invest the money elsewhere.

Q.   Can you share with us your outlook for 2007?

A. We think that the year ahead will be characterized by some of the same cross-currents as we experienced in 2006. One of the debates currently is with respect to the Federal Reserve and when or whether it might reduce interest rates. The Fed has signaled its concern over inflation. At the same time, a slower economy could be helped by lower rates. We do not expect any imminent action by the Fed and do not discount the possibility that the economy will stay strong enough that the Fed does not feel the need to act, at least over the next several months. Another debate has to do with the implications for business of the new Congress in Washington, D. C., where the Democrats now control both the House of Representatives and, if very narrowly, the Senate. We shall be attentive to possible changes in tax and other policy that might alter the environment in which companies do business. Of course neither party is consistently positive or negative for companies across the board, or even in individual industries, but instead each party has its own constituencies and its own agendas.

     The final and most important piece of the puzzle that is figuring out what 2007 holds in store for us is the rate of corporate earnings growth. Will the pace of earnings slow over the next few quarters, and if so, how will stocks react? An unusual feature about the bull market of the past four years has been the decline in price-to-earnings multiples as earnings have grown faster than share prices have risen. With that in mind, one could argue that the downside risk for the market is lower than it often is at this stage of a bull market, when multiples are usually comparatively high. We cannot, though, predict where the market will go, and would note that low multiples are no guarantee that prices cannot fall. So we intend to keep with our defensive posture, emphasizing companies we think have the potential to do reasonably well even in a softer economy. As always, we shall devote considerable energy to our research process and learn as much as we can about companies before investing in their stocks.

     Thank you as ever for your support.





     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

   Shares                                                  Value
            CONVERTIBLE PREFERRED STOCKS - 0.5%
            Automobiles & Components - 0.4%
            Automobile Manufacturers - 0.4%
   61,200   Ford Cap Trust, 6.5%, 1/15/32           $  2,095,488
                                                    ------------
            Total Automobiles & Components          $  2,095,488
                                                    ------------
            Pharmaceuticals & Biotechnology - 0.1%
            Pharmaceuticals - 0.0%
    4,255   Schering-Plough Corp., 6.0%, 9/14/07    $    242,003
                                                    ------------
            Total Pharmaceuticals &
            Biotechnology                           $    242,003
                                                    ------------
            TOTAL CONVERTIBLE
            PREFERRED STOCKS
            (Cost $2,343,979)                       $  2,337,491
                                                    ------------
            COMMON STOCKS - 97.0%
            Energy - 6.2%
            Integrated Oil & Gas - 6.2%
  188,649   Chevron Corp.                           $ 13,871,361
  115,922   ConocoPhillips                             8,340,588
   84,898   Exxon Mobil Corp.                          6,505,734
                                                    ------------
                                                    $ 28,717,683
                                                    ------------
            Total Energy                            $ 28,717,683
                                                    ------------
            Materials - 7.8%
            Aluminum - 2.0%
  312,100   Alcoa, Inc.                             $  9,366,121
                                                    ------------
            Diversified Chemical - 2.2%
  209,600   Dow Chemical Co.                        $  8,371,424
   38,100   E.I. du Pont de Nemours and Co.            1,855,851
                                                    ------------
                                                    $ 10,227,275
                                                    ------------
            Diversified Metals & Mining - 0.6%
   87,556   Compass Minerals International, Inc.    $  2,763,267
                                                    ------------
            Forest Products - 1.0%
   68,900   Weyerhaeuser Co.                        $  4,867,785
                                                    ------------
            Industrial Gases - 1.1%
   71,152   Air Products & Chemicals, Inc.          $  5,000,563
                                                    ------------
            Specialty Chemicals - 0.9%
  146,365   Valspar Corp.                           $  4,045,529
                                                    ------------
            Total Materials                         $ 36,270,540
                                                    ------------
            Capital Goods - 8.7%
            Aerospace & Defense - 1.4%
  103,955   United Technologies Corp.               $  6,499,267
                                                    ------------
            Building Products - 0.5%
   78,500   Masco Corp.                             $  2,344,795
                                                    ------------
            Construction & Farm Machinery &
            Heavy Trucks - 4.0%
   38,489   Deere & Co.                             $  3,659,149
  230,464   PACCAR, Inc.                              14,957,114
                                                    ------------
                                                    $ 18,616,263
                                                    ------------

   Shares                                                  Value
            Electrical Component & Equipment - 1.7%
  183,002   Emerson Electric Co.                    $  8,068,558
                                                    ------------
            Industrial Machinery - 1.1%
   37,938   Gorman-Rupp Co.                         $  1,402,549
  117,902   The Timken Co.                             3,440,380
                                                    ------------
                                                    $  4,842,929
                                                    ------------
            Total Capital Goods                     $ 40,371,812
                                                    ------------
            Commercial Services & Supplies - 0.7%
            Office Services & Supplies - 0.7%
   94,300   Mine Safety Appliances Co. (a)          $  3,456,095
                                                    ------------
            Total Commercial
            Services & Supplies                     $  3,456,095
                                                    ------------
            Automobiles & Components - 1.7%
            Auto Parts & Equipment - 1.7%
   93,560   Johnson Controls, Inc.                  $  8,038,675
                                                    ------------
            Total Automobiles & Components          $  8,038,675
                                                    ------------
            Consumer Services - 2.0%
            Leisure Facilities - 1.4%
  245,127   Cedar Fair, L.P.                        $  6,819,433
                                                    ------------
            Specialized Consumer Services - 0.6%
  201,241   Servicemaster Co.                       $  2,638,270
                                                    ------------
            Total Consumer Services                 $  9,457,703
                                                    ------------
            Media - 3.6%
            Broadcasting & Cable TV - 0.9%
  131,500   CBS Corp. (Class B)                     $  4,100,170
                                                    ------------
            Publishing - 2.7%
   12,740   Idearc, Inc.*                           $    365,001
  113,625   McGraw-Hill Co., Inc.                      7,728,773
  182,900   New York Times Co. (a)                     4,455,444
                                                    ------------
                                                    $ 12,549,218
                                                    ------------
            Total Media                             $ 16,649,388
                                                    ------------
            Retailing - 1.6%
            Department Stores - 0.5%
   55,242   Federated Department Stores, Inc.       $  2,106,377
                                                    ------------
            Distributors - 1.1%
  111,730   Genuine Parts Co.                       $  5,299,354
                                                    ------------
            Total Retailing                         $  7,405,731
                                                    ------------
            Food, Beverage & Tobacco - 6.8%
            Packaged Foods & Meats - 6.3%
  188,614   Campbell Soup Co.                       $  7,335,198
  106,131   General Mills, Inc.                        6,113,146
  187,543   H.J. Heinz Co., Inc.                       8,441,310
   66,100   Kellogg Co.                                3,308,966
   81,300   The J.M. Smucker Co.                       3,940,611
                                                    ------------
                                                    $ 29,139,231
                                                    ------------

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                     Value
            Soft Drinks - 0.5%
   38,972   PepsiCo, Inc.                              $  2,437,699
                                                       ------------
            Total Food, Beverage & Tobacco             $ 31,576,930
                                                       ------------
            Household & Personal Products - 2.6%
            Household Products - 2.6%
   70,315   Clorox Co.                                 $  4,510,707
  119,394   Colgate-Palmolive Co.                         7,789,265
                                                       ------------
                                                       $ 12,299,972
                                                       ------------
            Total Household &
            Personal Products                          $ 12,299,972
                                                       ------------
            Pharmaceuticals & Biotechnology - 6.1%
            Pharmaceuticals - 6.1%
  111,066   Abbott Laboratories                        $  5,410,025
   96,039   Eli Lilly & Co.                               5,003,632
  260,932   Merck & Co., Inc.                            11,376,635
  262,100   Pfizer, Inc.                                  6,788,390
                                                       ------------
                                                       $ 28,578,682
                                                       ------------
            Total Pharmaceuticals &
            Biotechnology                              $ 28,578,682
                                                       ------------
            Banks - 11.7%
            Diversified Banks - 3.6%
  153,101   U.S. Bancorp                               $  5,540,725
  103,024   Wachovia Corp.                                5,867,217
  149,874   Wells Fargo & Co.                             5,329,519
                                                       ------------
                                                       $ 16,737,461
                                                       ------------
            Regional Banks - 5.7%
   88,467   First Horizon National Corp.               $  3,696,151
  123,911   National City Corp.                           4,530,186
   87,200   Regions Financial Corp.                       3,261,280
  102,478   SunTrust Banks, Inc.                          8,654,267
  191,305   Whitney Holding Corp.                         6,240,369
                                                       ------------
                                                       $ 26,382,253
                                                       ------------
            Thrifts & Mortgage Finance - 2.4%
  250,458   Washington Mutual, Inc.                    $ 11,393,334
                                                       ------------
            Total Banks                                $ 54,513,048
                                                       ------------
            Diversified Financials - 2.7%
            Asset Management & Custody Banks - 1.5%
  152,899   Eaton Vance Corp.                          $  5,047,196
   34,424   State Street Corp.                            2,321,555
                                                       ------------
                                                       $  7,368,751
                                                       ------------
            Investment Banking & Brokerage - 0.7%
   55,113   A.G. Edwards, Inc.                         $  3,488,102
                                                       ------------
            Diversified Financial Services - 0.4%
   35,852   Bank of America Corp.                      $  1,914,138
                                                       ------------
            Total Diversified Financials               $ 12,770,991
                                                       ------------
            Insurance - 4.6%
            Life & Health Insurance - 1.3%
   91,791   Lincoln National Corp.                     $  6,094,922
                                                       ------------

   Shares                                                     Value
            Multi-Line Insurance - 0.4%
   20,900   Hartford Financial Services Group, Inc.    $  1,950,179
                                                       ------------
            Property & Casualty Insurance - 2.9%
  142,492   Chubb Corp.                                $  7,539,252
   92,994   Safeco Corp.                                  5,816,775
                                                       ------------
                                                       $ 13,356,027
                                                       ------------
            Total Insurance                            $ 21,401,128
                                                       ------------
            Real Estate - 3.2%
            Diversified Real Estate Investment Trusts - 0.8%
   73,500   Liberty Property Trust (a)                 $  3,611,790
                                                       ------------
            Residential Real Estate Investment Trusts - 0.7%
   56,454   Archstone-Smith Trust                      $  3,286,187
                                                       ------------
            Retail Real Estate Investment Trusts - 1.7%
   61,100   General Growth Pro TLB SC                  $  3,191,253
  109,500   Kimco Realty Corp.                            4,922,025
                                                       ------------
                                                       $  8,113,278
                                                       ------------
            Total Real Estate                          $ 15,011,255
                                                       ------------
            Software & Services - 0.9%
            Data Processing & Outsourced Services - 0.9%
   89,997   Automatic Data Processing, Inc.            $  4,432,352
                                                       ------------
            Total Software & Services                  $  4,432,352
                                                       ------------
            Semiconductors - 1.4%
  205,400   Microchip Technology                       $  6,716,580
                                                       ------------
            Total Semiconductors                       $  6,716,580
                                                       ------------
            Telecommunication Services - 10.2%
            Integrated Telecommunication Services - 9.3%
  255,296   AT&T Corp.                                 $  9,126,832
  251,696   BellSouth Corp.                              11,857,399
  364,179   Citizens Utilities Co. (Class B)              5,233,252
   43,100   Embarq Corp.                                  2,265,336
  254,800   Verizon Communications, Inc.                  9,488,752
  381,853   Windstream Corp.                              5,429,950
                                                       ------------
                                                       $ 43,401,521
                                                       ------------
            Wireless Telecommunication Services - 0.9%
   66,304   Alltel Corp.                               $  4,010,066
                                                       ------------
            Total Telecommunication Services           $ 47,411,587
                                                       ------------
            Utilities - 14.4%
            Electric Utilities - 3.6%
  243,400   Duke Energy Corp.                          $  8,083,314
  127,711   Great Plains Energy, Inc. (a)                 4,061,210
  133,158   Southern Co.                                  4,908,204
                                                       ------------
                                                       $ 17,052,728
                                                       ------------
            Gas Utilities - 5.7%
  120,100   AGL Resources, Inc.                        $  4,673,091
  129,470   Atmos Energy Corp.                            4,131,388
  170,238   Equitable Resources, Inc.                     7,107,437
  126,481   Questar Corp.                                10,504,247
                                                       ------------
                                                       $ 26,416,163
                                                       ------------

The accompanying notes are an integral part of these financial statements.   7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

      Shares                                                         Value
               Multi-Utilities - 5.1%
      98,272   Ameren Corp.                                  $   5,280,154
      94,780   Consolidated Edison, Inc.                         4,556,075
     143,415   NSTAR                                             4,927,739
     193,900   PG&E Corp.                                        9,177,287
                                                             -------------
                                                             $  23,941,255
                                                             -------------
               Total Utilities                               $  67,410,146
                                                             -------------
               TOTAL COMMON STOCKS
               (Cost $342,169,850)                           $ 452,490,298
                                                             -------------
   Principal
      Amount
               TEMPORARY CASH INVESTMENTS - 5.9%
               Repurchase Agreement - 3.2%
 $14,800,000   UBS AG, 4.7%, dated 12/29/06,
               repurchase price of $14,800,000 plus
               accrued interest on 1/2/06, collateralized
               by $14,873,000 U.S.
               Treasury Bill, 5.625%, 5/15/08                $  14,800,000
                                                             -------------
      Shares
               Security Lending Collateral - 2.7%
  12,775,342   Securities Lending Investment
               Fund, 5.26%                                   $  12,775,342
                                                             -------------
               TOTAL TEMPORARY CASH
               INVESTMENTS
               (Cost $27,575,342)                            $  27,575,342
                                                             -------------
               TOTAL INVESTMENT
               IN SECURITIES - 103.4%
               (Cost $372,089,171)                           $ 482,403,131
                                                             -------------
               OTHER ASSETS
               AND LIABILITIES - (3.4)%                      $ (15,717,138)
                                                             -------------
               TOTAL NET ASSETS - 100.0%                     $ 466,685,993
                                                             =============

*    Non-Income producing security.
(a)  At December 31, 2006, the following securities were out on loan:

                                                    Market
    Shares      Security                             Value
   117,638      Great Plains Energy, Inc.      $ 3,740,888
    72,765      Liberty Property Trust           3,575,672
    19,602      Mine Safety Appliances Co.         718,413
   181,071      New York Times Co.               4,410,890
                                               -----------
                                               $12,445,863
                                               ===========


8    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year         Year         Year         Year          Year
                                                                 Ended        Ended        Ended        Ended        Ended
Class I                                                        12/31/06     12/31/05     12/31/04     12/31/03      12/31/02
Net asset value, beginning of period                          $  21.25     $  20.58     $  18.09     $  15.11     $   18.40
                                                               -------      -------      -------     --------     ---------
Increase (decrease) from investment operations:
 Net investment income                                        $   0.60     $   0.51     $   0.44     $   0.41     $    0.42
 Net realized and unrealized gain (loss) on investments           4.05         0.66         2.49         2.96         (3.30)
                                                              --------     --------     --------     --------     ---------
  Net increase (decrease) from investment operations          $   4.65     $   1.17     $   2.93     $   3.37     $   (2.88)
Distributions to shareowners:
 Net investment income                                           (0.60)       (0.50)       (0.44)       (0.39)        (0.41)
 Net realized gain                                               (0.37)          --           --           --            --
                                                               -------     --------     --------     --------     --------
Net increase (decrease) in net asset value                    $   3.68     $   0.67     $   2.49     $   2.98     $   (3.29)
                                                              --------     --------     --------     --------     --------
Net asset value, end of period                                $  24.93     $  21.25     $  20.58     $  18.09     $   15.11
                                                              ========     ========     ========     ========     =========
Total return*                                                    22.45%        5.72%       16.39%        0.86%       (15.82)%
Ratio of net expenses to average net assets+                      0.69%        0.71%        0.72%        0.78%         0.80%
Ratio of net investment income to average net assets+             2.70%        2.56%        2.40%        2.55%         2.48%
Portfolio turnover rate                                             23%          22%          19%          12%           12%
Net assets, end of period (in thousands)                      $310,682     $232,249     $188,234     $155,634     $ 133,258
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     0.69%        0.71%        0.72%        0.78%         0.80%
 Net investment income                                            2.70%        2.56%        2.40%        2.55%         2.48%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     0.69%        0.71%        0.72%        0.78%         0.80%
 Net investment income                                            2.70%        2.56%        2.40%        2.55%         2.48%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $12,445,863)
  (cost $372,089,171)                                                                 $ 482,403,131
 Receivables --
  Fund shares sold                                                                          573,763
  Dividends, interest and foreign taxes withheld                                          1,514,737
 Other                                                                                        6,628
                                                                                      -------------
  Total assets                                                                        $ 484,498,259
                                                                                      -------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                     $   2,373,525
  Fund shares repurchased                                                                 2,355,737
  Upon return of securities loaned                                                       12,775,342
 Due to bank                                                                                209,745
 Due to affiliates                                                                           33,384
 Accrued expenses                                                                            64,533
                                                                                      -------------
  Total liabilities                                                                   $  17,812,266
                                                                                      -------------
NET ASSETS:
 Paid-in capital                                                                      $ 337,540,788
 Undistributed net investment income                                                      2,013,430
 Accumulated undistributed net realized gain on investments                              16,817,815
 Net unrealized gain on investments                                                     110,313,960
                                                                                      -------------
  Total net assets                                                                    $ 466,685,993
                                                                                      -------------
NET ASSET VALUE PER SHARE:
Class I:
(No par value, unlimited number of shares authorized)
 Net assets                                                                           $ 310,681,855
Shares outstanding                                                                       12,459,720
                                                                                      -------------
 Net asset value per share                                                            $       24.93
Class II:
(No par value, unlimited number of shares authorized)
 Net assets                                                                           $ 156,004,138
Shares outstanding                                                                        6,221,782
                                                                                      -------------
 Net asset value per share                                                            $       25.07


10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                 Year
                                                                 Ended
                                                               12/31/06
INVESTMENT INCOME:
 Dividends                                                   $12,916,747
 Interest                                                        577,281
 Income on securities loaned, net                                  8,550
                                                             -----------
  Total investment income                                    $13,502,578
                                                             -----------
EXPENSES:
 Management fees                                             $ 2,587,321
 Transfer agent fees and expenses                                  2,971
 Distribution fees (Class II)                                    344,541
 Administrative reimbursements                                    83,552
 Custodian fees                                                   44,345
 Professional fees                                                23,299
 Fees and expenses of nonaffiliated trustees                       6,368
 Miscellaneous                                                    14,365
                                                             -----------
  Total expenses                                             $ 3,106,762
  Less fees paid indirectly                                      (12,529)
                                                             -----------
  Net expenses                                               $ 3,094,233
                                                             -----------
   Net investment income                                     $10,408,345
                                                             -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from investments                          $16,951,704
                                                             -----------
 Change in net unrealized gain or loss from investments      $54,119,461
                                                             -----------
 Net gain on investments                                     $71,071,165
                                                             ===========
 Net increase in net assets resulting from operations        $81,479,510
                                                             ===========

The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 Year               Year
                                                                 Ended             Ended
                                                               12/31/06           12/31/05
FROM OPERATIONS:
Net investment income                                       $  10,408,345      $   8,063,117
Net realized gain on investments                               16,951,704         19,415,048
Change in net unrealized gain or (loss) on investments         54,119,461         (9,053,445)
                                                            -------------      -------------
  Net increase in net assets resulting from operations      $  81,479,510      $  18,424,720
                                                            -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I                                                    $  (6,915,751)     $  (5,101,572)
 Class II                                                      (3,233,461)        (2,458,044)
Net realized gain
 Class I                                                       (4,037,203)                --
 Class II                                                      (2,136,789)                --
                                                            -------------      -------------
  Total distributions to shareowners                        $ (16,323,204)     $  (7,559,616)
                                                            -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  90,541,666      $  96,224,481
Reinvestment of distributions                                  16,323,202          7,559,617
Cost of shares repurchased                                    (65,042,511)       (36,867,650)
                                                            -------------      -------------
  Net increase in net assets resulting from
    Fund share transactions                                 $  41,822,357      $  66,916,448
                                                            -------------      -------------
  Net increase in net assets                                $ 106,978,663      $  77,781,552
                                                            -------------      -------------
NET ASSETS:
Beginning of year                                           $ 359,707,330      $ 281,925,778
                                                            -------------      -------------
End of year                                                 $ 466,685,993      $ 359,707,330
                                                            =============      =============
Undistributed net investment income, end of year            $   2,013,430      $   1,751,090
                                                            =============      =============


12                  The accompanying notes are an integral part of these
financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
The Pioneer Equity Income VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class II shares are presented in a separate book.

The investment objective of the Portfolio is to seek capital appreciation.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

     in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Futures Contracts
     The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2006, the Portfolio had no open futures contracts.

C.   Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Portfolio elected to defer $126,100 in capital losses recognized between November 1, 2006 and December 31, 2006 to its fiscal year ending December 31, 2007.

     At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

----------------------------------------------------------------------------------------
                              Undistributed Net     Accumulated Net
Portfolio                     Investment Income      Realized Loss     Paid-In Capital
----------------------------------------------------------------------------------------
Equity Income Portfolio            $3,207             $ (3,207)             $--
                                   ======             ========              ===
----------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

----------------------------------------------------------------------------------
                                                        2006              2005
----------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                   $ 10,135,801      $ 7,559,616
 Long-Term capital gain                               6,187,403               --
                                                   -----------------------------
  Total distributions                              $ 16,323,204      $ 7,559,616
                                                   =============================
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                     $  1,104,382
 Undistributed long-term gain                        15,964,485
 Post-October loss deferred                            (126,100)
 Unrealized appreciation                            112,202,438
                                                   -----------------------------
  Total                                            $129,145,205
                                                   =============================
----------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and the tax adjustments on preferred stocks.

D.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted-net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

E.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

2.   Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolios. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $26,004 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,167 in transfer agent fees payable to PIMSS at December 31, 2006.

4.   Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $3,213 payable to PFD at December 31, 2006.

5.   Aggregate Unrealized Appreciation and Depreciation
At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------------------------
                                                                                         Net
                                                    Gross             Gross         Appreciation/
                                 Tax Cost       Appreciation      Depreciation      (Depreciation)
--------------------------------------------------------------------------------------------------
 Equity Income Portfolio      $370,198,483      $113,975,886      $ (1,771,238)     $112,204,648
                              ============      ============      ============      ============
--------------------------------------------------------------------------------------------------

6.   Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $124,191,598 and $90,761,661, respectively.

7.   Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

--------------------------------------------------------------------------------------------------
Equity Income Portfolio             '06 Shares      '06 Amount       '05 Shares       '05 Amount
--------------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                         2,476,273    $  57,609,960       2,853,636     $  59,389,539
 Reinvestment of distributions         482,580       10,952,953         242,794         5,101,573
 Shares repurchased                 (1,426,377)     (32,667,433)     (1,317,139)      (27,494,268)
                                    ----------    -------------      ----------     -------------
  Net increase                       1,532,476    $  35,895,480       1,779,291     $  36,996,844
                                    ==========    =============      ==========     =============
 CLASS II:
 Shares sold                         1,413,782    $  32,931,706       1,763,038     $  36,834,942
 Reinvestment of distributions         235,823        5,370,249         116,340         2,458,044
 Shares repurchased                 (1,392,117)     (32,375,078)       (444,619)       (9,373,382)
                                    ----------    -------------      ----------     -------------
  Net increase                         257,488    $   5,926,078       1,434,759     $  29,919,604
                                    ==========    =============      ==========     =============
--------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.   New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Equity Income VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Equity Income VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio (the "Fund")
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose,
(2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                               (continued)
--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return and yield, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Russell 1000 Value Index. The Fund's performance, based upon total return, was in the first quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the first quintile of the peer group for the three years ended June 30, 2006, the second quintile for the five years ended June 30, 2006 and in the first quintile for the ten year period ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield of the Fund, before deduction of expenses, relative to the yield index. The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was strong.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities and fixed income groups. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the second quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the second quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated asset levels,

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     break points in the management fee are not necessary at this time. The Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

--------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                       Trustees and Officers
Pioneer Investment Management, Inc.                      The trust's Board of Trustees provides broad supervision
                                                         over the portfolio's affairs. The officers of the trust are
Custodian                                                responsible for the trust's operations. The trust's Trustees
Brown Brothers Harriman & Co.                            and officers are listed below, together with their principal occupations during the past five years. Trustees who are
Independent Registered Public Accounting Firm            interested persons of the trust within the meaning of the
Ernst & Young LLP                                        1940 Act are referred to as Interested Trustees. Trustees
                                                         who are not interested persons of the trust are referred to
Principal Underwriter                                    as Independent Trustees. Each of the Trustees serves as a
Pioneer Funds Distributor, Inc.                          trustee of each of the 86 U.S. registered investment
                                                         portfolios for which Pioneer serves as investment adviser
Legal Counsel                                            (the "Pioneer Funds"). The address for all Interested
Wilmer Cutler Pickering Hale and Dorr LLP                Trustees and all officers of the trust is 60 State Street,
                                                         Boston, Massachusetts 02109.
Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee
                           and President     is elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer Global Asset Management
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Investment
                           Corporation (since 2004); Director of Fiduciary Counseling, Inc.; President
                           and Director of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                           President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                           Pickering Hale and Dorr LLP (counsel to PIM-USA and the Pioneer Funds)
--------------------------------------------------------------------------------------------------------


NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*   Director of ICI Mutual Insurance Company

* Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               POSITIONS HELD   LENGTH OF SERVICE
NAME, AGE AND ADDRESS          WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (63)             Trustee          Trustee since 2005. Serves
3050 K. Street NW,                              until a successor trustee
Washington, DC 20007                            is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (58)              Trustee          Trustee since 2000. Serves
3509 Woodbine Street,                           until a successor trustee
Chevy Chase, MD 20815                           is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Trustee          Trustee since 2000. Serves
1001 Sherbrooke Street West,                    until a successor trustee
Montreal, Quebec, Canada                        is elected or earlier
H3A 1G5                                         retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (56)           Trustee          Trustee since 2006. Serves
89 Robbins Avenue,                              until a successor trustee
Berkeley Heights, NJ                            is elected or earlier
07922                                           retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (58)       Trustee          Trustee since 1995. Serves
200 State Street, 12th                          until a successor trustee
Floor, Boston, MA 02109                         is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (70)             Trustee          Trustee since 2000. Serves
One North Adgers Wharf,                         until a successor trustee
Charleston, SC 29401                            is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------


NAME, AGE AND ADDRESS          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (63)             Senior Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded
3050 K. Street NW,             health care services company) (2001 - present); Managing Partner, Federal
Washington, DC 20007           City Capital Advisors (boutique merchant bank) (2002 to 2004); and
                               Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-
                               based mortgage trading company) (2000 - 2002)
----------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              President, Bush International (international financial advisory firm)
3509 Woodbine Street,
Chevy Chase, MD 20815
----------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Founding Director, The Winthrop Group, Inc. (consulting firm); and
1001 Sherbrooke Street West,   Desautels Faculty of Management, McGill University
Montreal, Quebec, Canada
H3A 1G5
----------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)           Private investor (2004 - present); and Senior Executive Vice President, The
89 Robbins Avenue,             Bank of New York (financial and securities services) (1986 - 2004)
Berkeley Heights, NJ
07922
----------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)       President and Chief Executive Officer, Newbury, Piret & Company, Inc.
200 State Street, 12th         (investment banking firm)
Floor, Boston, MA 02109
----------------------------------------------------------------------------------------------------------------
John Winthrop (70)             President, John Winthrop & Co., Inc. (private investment firm)
One North Adgers Wharf,
Charleston, SC 29401
----------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS          OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (63)             Director of The Enterprise Social Investment
3050 K. Street NW,             Company (privately-held affordable housing
Washington, DC 20007           finance company); and Director of New York
                               Mortgage Trust (publicly traded mortgage
                               REIT)
--------------------------------------------------------------------------------
Mary K. Bush (58)              Director of Brady Corporation (industrial
3509 Woodbine Street,          identification and specialty coated material
Chevy Chase, MD 20815          products manufacturer); Director of Briggs
                               & Stratton Co. (engine manufacturer);
                               Director of Mortgage Guaranty Insurance
                               Corporation; and Director of UAL
                               Corporation (airline holding company)
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      None
1001 Sherbrooke Street West,
Montreal, Quebec, Canada
H3A 1G5
--------------------------------------------------------------------------------
Thomas J. Perna (56)           Director of Quadriserv Inc. (technology
89 Robbins Avenue,             products for securities lending industry)
Berkeley Heights, NJ
07922
--------------------------------------------------------------------------------
Marguerite A. Piret (58)       Director of New America High Income Fund,
200 State Street, 12th         Inc. (closed-end investment company)
Floor, Boston, MA 02109
--------------------------------------------------------------------------------
John Winthrop (70)             None
One North Adgers Wharf,
Charleston, SC 29401
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Osbert M. Hood (54)+         Executive Vice   Since 2003. Serves at the
                             President        discretion of the Board
--------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Christopher P. Harvey (45)   Assistant        Since 2006. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------


NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Osbert M. Hood (54)+         President and Chief Executive Officer, PIM-USA since May 2003 (Director since January 2001; Executive Vice President and Chief Operating Officer
                             from November 2000 - May 2003); Director of PGAM since June 2003;
                             President and Director of Pioneer since May 2003; President and Director of Pioneer Institutional Asset Management, Inc. since February 2006;
                             Chairman and Director of Pioneer Investment Management Shareholder
                             Services, Inc. ("PIMSS") since May 2003; Director of PFD since May 2006;
                             Director of Oak Ridge Investments, LLC (a registered investment adviser in which PIM-USA owns a minority interest) since January 2005; Director of
                             Vanderbilt Capital Advisors, LLC (an institutional investment adviser wholly-
                             owned by PIM-USA) since June 2006; and Executive Vice President of all of the Pioneer Funds since June 2003
-------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
-------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since July 2002; Vice
                             President and Senior Counsel of BISYS Fund Services, Inc. (April 2001 to
                             June 2002); Senior Vice President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001); and Assistant Secretary of all of
                             the Pioneer Funds since September 2003
-------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)   Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and Assistant Secretary
                             of all of the Pioneer Funds since July 2006.
-------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and Senior Vice
                             President, CDC IXIS Asset Management Services from 2002 to 2003;
                             Assistant Treasurer and Vice President, MFS Investment Management from
                             1997 to 2002; and Assistant Treasurer of all of the Pioneer Funds since
                             November 2004
-------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Assistant Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Fund Accounting Manager - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds since May 2002
-------------------------------------------------------------------------------------------------------------


NAME AND AGE                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Osbert M. Hood (54)+         Trustee of certain Pioneer Funds

+Mr. Hood resigned as EVP effective January 9, 2007.
--------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     None
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   None
--------------------------------------------------------------------------------
Christopher P. Harvey (45)   None
--------------------------------------------------------------------------------
Vincent Nave (61)            None
--------------------------------------------------------------------------------
Mark E. Bradley (47)         None
--------------------------------------------------------------------------------
Luis I. Presutti (41)        None
--------------------------------------------------------------------------------
Gary Sullivan (48)           None
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                            POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                WITH THE TRUST   AND TERM OF OFFICE
Katherine Kim Sullivan (33) Assistant        Since 2003. Serves at the
                            Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Terrence J. Cullen (45)     Chief            Since 2006. Serves at the
                            Compliance       discretion of the Board
                            Officer
--------------------------------------------------------------------------------

NAME AND AGE                PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Katherine Kim Sullivan (33) Fund Administration Manager - Fund Accounting, Administration and
                            Controllership Services since June 2003; Assistant Vice President - Mutual
                            Fund Operations of State Street Corporation from June 2002 to June 2003
                            (formerly Deutsche Bank Asset Management); Pioneer Fund Accounting,
                            Administration and Controllership Services (Fund Accounting Manager from
                            August 1999 to May 2002); and Assistant Treasurer of all of the Pioneer
                            Funds since September 2003
-------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)     Chief Compliance Officer of Pioneer and all of the Pioneer Funds since
                            March 2006; Vice President and Senior Counsel of Pioneer since
                            September 2004; and Senior Vice President and Counsel, State Street
                            Research & Management Company (February 1998 to September 2004)
-------------------------------------------------------------------------------------------------------

NAME AND AGE                OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katherine Kim Sullivan (33) None
--------------------------------------------------------------------------------
Terrence J. Cullen (45)     None
--------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

[Logo] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18648-01-0207


                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                                    Pioneer Fund VCT Portfolio -- Class I Shares




                                                                   ANNUAL REPORT

                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

  Portfolio and Performance Update                                         2

  Comparing Ongoing Portfolio Expenses                                     3

  Portfolio Management Discussion                                          4

  Schedule of Investments                                                  6

  Financial Statements                                                    10

  Notes to Financial Statements                                           14

  Report of Independent Registered Public
    Accounting Firm                                                       20

  Factors Considered by the Independent Trustees
    in Approving the Management Contract                                  21

  Trustees, Officers and Service Providers                                24


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                       93.2%
Depositary Receipts for International Stocks                              3.6%
Temporary Cash Investment                                                 1.9%
International Common Stocks                                               1.3%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                               16.8%
Industrials                                                              14.1%
Information Technology                                                   14.0%
Consumer Discretionary                                                   13.4%
Health Care                                                              12.9%
Consumer Staples                                                         11.2%
Energy                                                                    8.3%
Materials                                                                 4.3%
Telecommunication Services                                                4.2%
Utilities                                                                 0.8%

Five Largest Holdings
(As a percentage of equity holdings)

  1.  Chevron Corp.                                                      2.48%
  2.  McGraw-Hill Co., Inc.                                              2.41
  3.  Norfolk Southern Corp.                                             2.11
  4.  Wells Fargo & Co.                                                  1.89
  5.  Deere & Co.                                                        1.69

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/06      12/31/05
Net Asset Value per Share      $24.80        $21.55

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $0.3111        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                  Pioneer Fund
   Date           VCT Portfolio                 S&P 500
10/31/1997        $10,000                       $10,000
                  $10,550                       $10,642
12/31/1998        $13,296                       $13,686
                  $15,411                       $16,564
12/31/2000        $15,600                       $15,057
                  $13,908                       $13,268
12/31/2002        $11,261                       $10,337
                  $13,936                       $13,300
12/31/2004        $15,504                       $14,747
                  $16,462                       $15,470
12/31/2006        $19,199                       $17,912

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class (10/31/97)                                              7.38%
5 Years                                                               6.66%
1 Year                                                               16.63%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                                            I
-------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                                 $ 1,000.00
Ending Account Value on 12/31/06                                  $ 1,109.60
Expenses Paid During Period*                                      $     3.72

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                                             I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                                  $ 1,000.00
Ending Account Value on 12/31/06                                   $ 1,021.68
Expenses Paid During Period*                                       $     3.57

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

In the following discussion, portfolio manager John Carey discusses the performance of Pioneer Fund VCT Portfolio, as well as the investment environment over the twelve-month period ended December 31, 2006.

Q.  John, how did Pioneer Fund VCT Portfolio perform during 2006?
A. Overall, the Portfolio did well in 2006, versus both its stock-market benchmark and its mutual-fund peer group. However, the performance was stronger on a relative basis in the first half of the year than in the second. For the year as a whole, Class I shares of Pioneer Fund VCT Portfolio showed a total return of 16.63% at net asset value. By comparison, the Standard & Poor's 500, an unmanaged index of the general stock market, rose by 15.78%, and the 224 funds in the Lipper Large-Cap Core category had an average return of 13.31%. In the second half of the year, the Fund returned 10.96%, versus 12.73% for the S&P 500 and 11.56% for the 230 Lipper Large-Cap Core funds.

    Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

    Despite lagging in the last six months, we were pleased with our positive results for the year, especially in view of our having been cautious about the markets as we went into the year. Corporate earnings held up surprisingly well all year, and we think that that was the main reason for the good equity performance. Underlying the earnings advances was continued economic growth in the United States, accompanied by ongoing productivity improvements by American companies and historically low unemployment numbers. Other positives for the market were a fall-off in energy prices, a decline in the Federal budget deficit, robust merger-and-acquisition activity, and very good growth in many foreign countries, benefiting U.S. multinational companies. There were concerns later in the year about the changing political scene in Washington, the nerve-wracking international issues, the potential effects on consumer spending of the slowdown in housing, and some evidence of inventory build-up in commodities. But when the curtain fell on the year, investors had reason to be happy.

Q. Please focus just on the last part of the year and discuss the relative underperformance.
A. The underperformance in the last six months of 2006 was primarily attributable to sluggish returns for the Portfolio in consumer staples, financials, and industrials. Hershey trailed its consumer staples sector after lowering its forecasts amidst problems with its Canadian business and excessive retailer inventory. Norfolk Southern, Caterpillar, and Burlington Northern, in our industrials sector, saw some profit-taking in the wake of investor concerns of a slowing economy. In the financials sector, we lost some relative performance by not owning one name, Goldman Sachs, that did extremely well in the period and by lackluster performance from one of our larger and overweighted positions, National City. At the same time, we had positive performance attribution from a number of our holdings across various sectors, including McGraw-Hill and Nordstrom in consumer cyclicals, BellSouth and AT&T in telecommunications services, and PACCAR in industrials. It is sometimes a trade-off between short and long-term results, and we do not expect that each of our holdings will perform well in each time period. In cases of near-term underperformance such as we saw in the cases mentioned, we obviously want to review the long-term investment case closely and be sure it remains intact. If we think that the current difficulties reflect more fundamental issues, of course we need to re-assess our holding of the security. In the cases of Hershey, Norfolk Southern, Caterpillar, and Burlington Northern, we decided that the merits of each outweighed the shortcomings and retained the positions.

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q.  What changes did you make to the portfolio in the second half of the year?

A. Most of our activity in the six months ended December 31, 2006, was on the sell side. We eliminated ten positions and only added four, two of which were spin-offs from existing holdings. We added Wal-Mart Stores, the well-known discount retailer. After watching the stock for several years and noting its listless share price despite rising earnings, we finally thought that the opportunities exceeded the risks. Moderating gasoline prices help its clientele of average working people and mean they may be able to do more shopping. We also initiated a position in Advanced Micro Devices, a semiconductor company that has labored for years in the shadow of the much larger Intel. At last AMD appears to have secured some stable market share, on the back of new and highly competitive product offerings. In thinking about AMD versus Intel (which, by the way, we also own), we are heartened by the Biblical story of David and Goliath, though would note that the story does not always play out as it did in the Bible. Otherwise, we acquired shares of Windstream, a local telephone-service provider, when our holding ALLTEL spun it out, and we likewise received stock in Idearc, a publisher of yellow-page directories, when its parent, Verizon, distributed the equity of that company.

    Among our sales were three resulting from mergers and acquisitions. Inco, the Canadian nickel miner, was acquired at a large premium over our average cost by CVRD, a Brazilian company. Freescale Semiconductor and Golden West Financial were also acquired at attractive prices relative to what we had paid. We took profits during the period in Gamestop, which was spun out by our holding Barnes & Noble in 2002. Century Tel and Lockheed Martin appeared to us fully valued, and we also parted company with Masco, Yum! Brands, Bristol-Myers Squibb, and Exelon for sundry reasons.

Q.  Can you share with us your outlook for 2007?
A. We think that the year ahead will be characterized by some of the same cross-currents as we experienced in 2006. One of the debates currently is with respect to the Federal Reserve and when or whether it might reduce interest rates. The Fed has signaled its concern over inflation. At the same time, a slower economy could be helped by lower rates. We do not expect any imminent action by the Fed and do not discount the possibility that the economy will stay strong enough that the Fed does not feel the need to act, at least over the next several months. Another debate has to do with the implications for business of the new Congress in Washington,
    D. C., where the Democrats now control both the House of Representatives and, if very narrowly, the Senate. We shall be attentive to possible changes in tax and other policy that might alter the environment in which companies do business. Of course neither party is consistently positive or negative for companies across the board, or even in individual industries, but instead each party has its own constituencies and its own agendas.

    The final and most important piece of the puzzle that is figuring out what 2007 holds in store for us is the rate of corporate earnings growth. Will the pace of earnings slow over the next few quarters, and if so, how will stocks react? An unusual feature about the bull market of the past four years has been the decline in price-to-earnings multiples as earnings have grown faster than share prices have risen. With that in mind, one could argue that the downside risk for the market is lower than it often is at this stage of a bull market, when multiples are usually comparatively high. We cannot, though, predict where the market will go, and would note that low multiples are no guarantee that prices cannot fall. So we intend to keep with our defensive posture, emphasizing companies we think have potential to do reasonably well even in a softer economy. As always, we shall devote considerable energy to our research process and learn as much as we can about companies before investing in their stocks. Thank you as ever for your support.

    Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

      Shares                                                   Value
                  COMMON STOCKS - 98.0%
                  Energy - 8.1%
                  Integrated Oil & Gas - 6.2%
     179,531      Chevron Corp.                         $ 13,200,914
      88,025      ConocoPhillips                           6,333,399
     114,668      Exxon Mobil Corp.                        8,787,009
     107,450      Occidental Petroleum Corp.               5,246,784
                                                        ------------
                                                        $ 33,568,106
                                                        ------------
                  Oil & Gas Equipment & Services - 0.5%
      65,062      Weatherford Intl, Inc.*               $  2,718,941
                                                        ------------
                  Oil & Gas Exploration & Production - 1.4%
      76,894      Apache Corp.                          $  5,114,220
      67,515      Pioneer Natural Resources Co.            2,679,670
                                                        ------------
                                                        $  7,793,890
                                                        ------------
                  Total Energy                          $ 44,080,937
                                                        ------------
                  Materials - 4.2%
                  Aluminum - 1.1%
     191,026      Alcoa, Inc.                           $  5,732,690
                                                        ------------
                  Diversified Chemical - 0.7%
      70,100      Dow Chemical Co.                      $  2,799,794
      26,034      E.I. du Pont de Nemours and Co.          1,268,116
                                                        ------------
                                                        $  4,067,910
                                                        ------------
                  Diversified Metals & Mining - 1.2%
     122,524      Rio Tinto Plc                         $  6,522,710
                                                        ------------
                  Industrial Gases - 0.9%
      25,334      Air Products & Chemicals, Inc.        $  1,780,474
      53,762      Praxair, Inc.                            3,189,699
                                                        ------------
                                                        $  4,970,173
                                                        ------------
                  Specialty Chemicals - 0.3%
      37,481      Ecolab, Inc.                          $  1,694,141
                                                        ------------
                  Total Materials                       $ 22,987,624
                                                        ------------
                  Capital Goods - 10.0%
                  Aerospace & Defense - 2.5%
      86,022      General Dynamics Corp.                $  6,395,736
     111,683      United Technologies Corp.                6,982,421
                                                        ------------
                                                        $ 13,378,157
                                                        ------------
                  Construction & Farm Machinery &
                  Heavy Trucks - 4.4%
      99,679      Caterpillar, Inc.                     $  6,113,313
      94,266      Deere & Co.                              8,961,869
     136,822      PACCAR, Inc.                             8,879,748
                                                        ------------
                                                        $ 23,954,930
                                                        ------------

      Shares                                                   Value
                  Electrical Component & Equipment - 1.2%
      97,280      Emerson Electric Co.                  $  4,289,075
      36,906      Rockwell International Corp.             2,254,218
                                                        ------------
                                                        $  6,543,293
                                                        ------------
                  Industrial Conglomerates - 1.7%
      43,600      3M Co.                                $  3,397,748
     154,654      General Electric Co.                     5,754,675
                                                        ------------
                                                        $  9,152,423
                                                        ------------
                  Industrial Machinery - 0.2%
      16,367      Parker Hannifin Corp.                 $  1,258,295
                                                        ------------
                  Total Capital Goods                   $ 54,287,098
                                                        ------------
                  Transportation - 3.8%
                  Airlines - 0.7%
     261,293      Southwest Airlines Co.                $  4,003,009
                                                        ------------
                  Railroads - 3.1%
      74,802      Burlington Northern, Inc.             $  5,521,136
     222,911      Norfolk Southern Corp.                  11,210,194
                                                        ------------
                                                        $ 16,731,330
                                                        ------------
                  Total Transportation                  $ 20,734,339
                                                        ------------
                  Automobiles & Components - 2.0%
                  Auto Parts & Equipment - 1.4%
      91,445      Johnson Controls, Inc.                $  7,856,954
                                                        ------------
                  Automobile Manufacturers - 0.6%
     416,051      Ford Motor Corp.                      $  3,124,543
                                                        ------------
                  Total Automobiles & Components        $ 10,981,497
                                                        ------------
                  Consumer Durables & Apparel - 0.2%
                  Apparel, Accessories & Luxury Goods - 0.2%
      23,883      Liz Claiborne, Inc.                   $  1,037,955
                                                        ------------
                  Total Consumer Durables & Apparel     $  1,037,955
                                                        ------------
                  Media - 6.0%
                  Advertising - 0.8%
      42,090      Omnicom Group                         $  4,400,089
                                                        ------------
                  Movies & Entertainment - 1.0%
     162,516      The Walt Disney Co.                   $  5,569,423
                                                        ------------
                  Publishing - 4.2%
      41,058      Elsevier NV                           $    700,087
      64,140      Gannett Co.                              3,877,904
       6,457      Idearc, Inc.*                              184,979
     125,263      John Wiley & Sons, Inc.                  4,818,868
     188,438      McGraw-Hill Co., Inc.                   12,817,553
                                                        ------------
                                                        $ 22,399,391
                                                        ------------
                  Total Media                           $ 32,368,903
                                                        ------------

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                      Value
                  Retailing - 5.0%
                  Department Stores - 2.0%
     100,356      Federated Department Stores, Inc.        $  3,826,574
     147,889      Nordstrom, Inc.                             7,296,843
                                                           ------------
                                                           $ 11,123,417
                                                           ------------
                  General Merchandise Stores - 1.6%
     150,713      Target Corp.                             $  8,598,177
                                                           ------------
                  Home Improvement Retail - 0.8%
     141,584      Lowe's Companies, Inc.                   $  4,410,342
                                                           ------------
                  Specialty Stores - 0.6%
      29,018      Barnes & Noble, Inc.                     $  1,152,305
      69,072      Staples, Inc.                               1,844,222
                                                           ------------
                                                           $  2,996,527
                                                           ------------
                  Total Retailing                          $ 27,128,463
                                                           ------------
                  Food & Drug Retailing - 3.6%
                  Drug Retail - 2.1%
      75,467      CVS Corp.                                $  2,332,685
     190,303      Walgreen Co.                                8,733,005
                                                           ------------
                                                           $ 11,065,690
                                                           ------------
                  Food Distributors - 1.1%
     161,566      Sysco Corp.                              $  5,939,166
                                                           ------------
                  Hypermarkets & Supercenters - 0.4%
      19,649      Costco Wholesale Corp.                   $  1,038,843
      28,800      Wal-Mart Stores, Inc.                       1,329,984
                                                           ------------
                                                           $  2,368,827
                                                           ------------
                  Total Food & Drug Retailing              $ 19,373,683
                                                           ------------
                  Food, Beverage & Tobacco - 5.5%
                  Packaged Foods & Meats - 4.2%
     118,941      Campbell Soup Co.                        $  4,625,615
      76,411      General Mills, Inc.                         4,401,274
     108,055      H.J. Heinz Co., Inc.                        4,863,556
      82,795      Hershey Foods Corp.                         4,123,191
      43,685      Kellogg Co.                                 2,186,871
     162,773      Sara Lee Corp.                              2,772,024
                                                           ------------
                                                           $ 22,972,531
                                                           ------------
                  Soft Drinks - 1.3%
     113,124      PepsiCo, Inc.                            $  7,075,906
                                                           ------------
                  Total Food, Beverage & Tobacco           $ 30,048,437
                                                           ------------
                  Household & Personal Products - 1.8%
                  Household Products - 1.3%
      14,255      Clorox Co.                               $    914,458
      96,982      Colgate-Palmolive Co.                       6,327,106
                                                           ------------
                                                           $  7,241,564
                                                           ------------

      Shares                                                      Value
                  Personal Products - 0.5%
      67,208      Estee Lauder Co.                         $  2,743,431
                                                           ------------
                  Total Household &
                  Personal Products                        $  9,984,995
                                                           ------------
                  Health Care Equipment & Services - 5.0%
                  Health Care Equipment - 5.0%
      71,108      Becton, Dickinson & Co.                  $  4,988,226
     139,138      Biomet, Inc.                                5,742,225
      63,800      C. R. Bard, Inc.                            5,293,486
      75,039      Medtronic, Inc.                             4,015,337
     104,000      St. Jude Medical, Inc.*                     3,802,240
      39,300      Zimmer Holdings, Inc.*                      3,080,334
                                                           ------------
                                                           $ 26,921,848
                                                           ------------
                  Total Health Care
                  Equipment & Services                     $ 26,921,848
                                                           ------------
                  Pharmaceuticals & Biotechnology - 7.7%
                  Biotechnology - 0.7%
      53,778      Amgen, Inc.*                             $  3,673,575
                                                           ------------
                  Pharmaceuticals - 7.0%
     102,710      Abbott Laboratories                      $  5,003,004
      53,017      Barr Laboratorie, Inc.*                     2,657,212
      80,039      Eli Lilly & Co.                             4,170,032
      72,158      Johnson & Johnson                           4,763,871
      63,788      Merck & Co., Inc.                           2,781,157
      77,980      Novartis AG (A.D.R.)                        4,479,171
     204,900      Pfizer, Inc.                                5,306,910
      36,377      Roche Holdings AG (A.D.R.)*                 3,260,325
     175,915      Schering-Plough Corp.                       4,158,631
      44,611      Teva Pharmaceutical Industries, Ltd.        1,386,510
                                                           ------------
                                                           $ 37,966,823
                                                           ------------
                  Total Pharmaceuticals &
                  Biotechnology                            $ 41,640,398
                                                           ------------
                  Banks - 8.3%
                  Diversified Banks - 3.8%
     235,635      U.S. Bancorp                             $  8,527,631
      39,577      Wachovia Corp.                              2,253,910
     281,946      Wells Fargo & Co.                          10,026,000
                                                           ------------
                                                           $ 20,807,541
                                                           ------------
                  Regional Banks - 3.3%
      25,377      Compass Bancshares, Inc.                 $  1,513,738
      83,035      First Horizon National Corp.                3,469,202
     170,284      National City Corp.                         6,225,583
      55,102      SunTrust Banks, Inc.                        4,653,364
      21,817      Zions BanCorp.                              1,798,593
                                                           ------------
                                                           $ 17,660,480
                                                           ------------

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

      Shares                                                         Value
                  Thrifts & Mortgage Finance - 1.2%
     146,301      Washington Mutual, Inc.                     $  6,655,232
                                                              ------------
                  Total Banks                                 $ 45,123,253
                                                              ------------
                  Diversified Financials - 5.4%
                  Asset Management & Custody Banks - 1.9%
      43,970      Federated Investors, Inc.                   $  1,485,307
     104,482      State Street Corp.                             7,046,266
      36,004      T. Rowe Price Associates, Inc.                 1,575,895
                                                              ------------
                                                              $ 10,107,468
                                                              ------------
                  Consumer Finance - 1.2%
     112,725      American Express Co.                        $  6,839,026
                                                              ------------
                  Investment Banking & Brokerage - 1.0%
      58,452      Merrill Lynch & Co., Inc.                   $  5,441,881
                                                              ------------
                  Diversified Financial Services - 1.3%
      86,529      Bank of America Corp.                       $  4,619,783
      42,750      Citigroup, Inc.                                2,381,175
                                                              ------------
                                                              $  7,000,958
                                                              ------------
                  Total Diversified Financials                $ 29,389,333
                                                              ------------
                  Insurance - 2.7%
                  Life & Health Insurance - 0.6%
      49,100      MetLife, Inc.                               $  2,897,391
                                                              ------------
                  Multi-Line Insurance - 0.4%
      24,622      Hartford Financial Services Group, Inc.     $  2,297,479
                                                              ------------
                  Property & Casualty Insurance - 1.7%
     137,506      Chubb Corp.                                 $  7,275,442
      34,082      Safeco Corp.                                   2,131,829
                                                              ------------
                                                              $  9,407,271
                                                              ------------
                  Total Insurance                             $ 14,602,141
                                                              ------------
                  Software & Services - 3.9%
                  Application Software - 0.7%
      86,186      Adobe Systems, Inc.*                        $  3,543,968
                                                              ------------
                  Data Processing & Outsourced Services - 2.2%
     181,884      Automatic Data Processing, Inc.             $  8,957,787
      25,841      DST Systems, Inc.*                             1,618,422
      28,113      Fiserv, Inc.*                                  1,473,683
                                                              ------------
                                                              $ 12,049,892
                                                              ------------
                  Systems Software - 1.0%
     181,275      Microsoft Corp.                             $  5,412,872
                                                              ------------
                  Total Software & Services                   $ 21,006,732
                                                              ------------
                  Technology Hardware & Equipment - 6.8%
                  Communications Equipment - 2.9%
     139,000      Cisco Systems, Inc.*                        $  3,798,870
     313,651      Motorola, Inc.                                 6,448,665
     274,102      Nokia Corp. (A.D.R.)                           5,569,753
                                                              ------------
                                                              $ 15,817,288
                                                              ------------

      Shares                                                         Value
                  Computer Hardware - 2.7%
     127,276      Dell, Inc.*                                 $  3,193,355
     176,511      Hewlett-Packard Co.                            7,270,488
     746,472      Sun Microsystems, Inc.*                        4,045,878
                                                              ------------
                                                              $ 14,509,721
                                                              ------------
                  Computer Storage & Peripherals - 0.3%
     134,374      EMC Corp.*                                  $  1,773,737
                                                              ------------
                  Office Electronics - 0.9%
      85,863      Canon, Inc. (A.D.R.)                        $  4,858,987
                                                              ------------
                  Total Technology Hardware &
                  Equipment                                   $ 36,959,733
                                                              ------------
                  Semiconductors - 3.1%
                  Semiconductor Equipment - 0.5%
     149,770      Applied Materials, Inc.                     $  2,763,257
                                                              ------------
                  Semiconductors - 2.6%
     124,400      Advanced Micro Devices, Inc.*               $  2,531,540
     258,029      Intel Corp.                                    5,225,087
     211,248      Texas Instruments, Inc.                        6,083,942
                                                              ------------
                                                              $ 13,840,569
                                                              ------------
                  Total Semiconductors                        $ 16,603,826
                                                              ------------
                  Telecommunication Services - 4.1%
                  Integrated Telecommunication Services - 3.8%
     235,088      AT&T Corp.                                  $  8,404,396
     141,901      BellSouth Corp.                                6,684,956
     129,130      Verizon Communications, Inc.                   4,808,801
      59,603      Windstream Corp.                                 847,555
                                                              ------------
                                                              $ 20,745,708
                                                              ------------
                  Wireless Telecommunication Services - 0.3%
      23,216      Alltel Corp.                                $  1,404,104
                                                              ------------
                  Total Telecommunication Services            $ 22,149,812
                                                              ------------
                  Utilities - 0.8%
                  Electric Utilities - 0.4%
      56,177      Southern Co.                                $  2,070,684
                                                              ------------
                  Multi-Utilities - 0.4%
      34,904      Consolidated Edison, Inc.                   $  1,677,836
      13,700      PG&E Corp.                                       648,421
                                                              ------------
                                                              $  2,326,257
                                                              ------------
                  Total Utilities                             $  4,396,941
                                                              ------------
                  TOTAL COMMON STOCKS
                  (Cost $375,951,520)                         $531,807,948
                                                              ------------

8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                          Value
               TEMPORARY CASH INVESTMENT - 1.9%
               Repurchase Agreement - 1.9%
 10,200,000    UBS AG, 4.7%, dated 12/29/06,
               repurchase price of $10,200,000 plus
               accrued interest on 1/2/06, collateralized
               by $10,549,000 U.S. Treasury Bill,
               3.25%, 8/15/08                                $ 10,200,000
                                                             ------------
               TOTAL TEMPORARY CASH
               INVESTMENT
               (Cost $10,200,000)                            $ 10,200,000
                                                             ------------
               TOTAL INVESTMENT
               IN SECURITIES - 99.9%
               (Cost $386,151,520)                           $542,007,948
                                                             ------------
               OTHER ASSETS
               AND LIABILITIES - 0.1%                        $    619,448
                                                             ------------
               TOTAL NET ASSETS - 100.0%                     $542,627,396
                                                             ============

*        Non-income producing security
(A.D.R.) American Depositary Receipt

The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year         Year         Year         Year         Year
                                                             Ended        Ended        Ended        Ended       Ended
Class I                                                    12/31/06     12/31/05     12/31/04     12/31/03     12/31/02
Net asset value, beginning of period                       $  21.55     $  20.57     $  18.70     $  15.28     $  19.08
                                                           --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.32     $   0.27     $   0.24     $   0.20     $   0.19
 Net realized and unrealized gain (loss) on investments        3.24         0.99         1.85         3.41        (3.81)
                                                           --------     --------     --------     --------     --------
  Net increase (decrease) from investment operations       $   3.56     $   1.26     $   2.09     $   3.61     $  (3.62)
Distributions to shareowners:
 Net investment income                                        (0.31)       (0.28)       (0.22)       (0.19)       (0.18)
                                                           --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                 $   3.25     $   0.98     $   1.87     $   3.42     $  (3.80)
                                                           --------     --------     --------     --------     --------
Net asset value, end of period                             $  24.80     $  21.55     $  20.57     $  18.70     $  15.28
                                                           --------     --------     --------     --------     --------
Total return*                                                 16.63%        6.17%       11.26%       23.76%       19.03%
Ratio of net expenses to average net assets+                   0.70%        0.70%        0.71%        0.76%        0.80%
Ratio of net investment income to average net assets+          1.35%        1.26%        1.26%        1.16%        1.09%
Portfolio turnover rate                                           9%          23%          17%          11%          11%
Net assets, end of period (in thousands)                   $386,917     $382,973     $454,136     $154,839     $141,892
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                  0.70%        0.70%        0.71%        0.76%        0.80%
 Net investment income                                         1.35%        1.26%        1.26%        1.16%        1.09%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                  0.70%        0.70%        0.71%        0.76%        0.80%
 Net investment income                                         1.35%        1.26%        1.26%        1.16%        1.09%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $386,151,520)      $ 542,007,948
 Receivables --
  Fund shares sold                                                 503,001
  Dividends, interest and foreign taxes withheld                 1,083,779
 Other                                                              34,553
                                                             -------------
    Total assets                                             $ 543,629,281
                                                             -------------
LIABILITIES:
 Payables --
  Fund shares repurchased                                    $     595,350
 Due to bank                                                       286,971
 Due to affiliates                                                  35,640
 Accrued expenses                                                   83,924
                                                             -------------
    Total liabilities                                        $   1,001,885
                                                             -------------
NET ASSETS:
 Paid-in capital                                             $ 406,920,308
 Undistributed net investment income                                42,393
 Accumulated net realized loss on investments                  (20,191,733)
 Net unrealized gain on investments                            155,856,428
                                                             -------------
    Total net assets                                         $ 542,627,396
                                                             -------------
NET ASSET VALUE PER SHARE:
 Class I:
 (No par value, unlimited number of shares authorized)
   Net assets                                                $ 386,917,044
 Shares outstanding                                             15,604,332
                                                             -------------
   Net asset value per share                                 $       24.80
 Class II:
 (No par value, unlimited number of shares authorized)
   Net assets                                                $ 155,710,352
 Shares outstanding                                              6,296,048
                                                             -------------
   Net asset value per share                                 $       24.73

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                      Year Ended
                                                                       12/31/06
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $78,149)                $10,133,866
 Interest                                                                421,825
                                                                     -----------
  Total investment income                                            $10,555,691
                                                                     -----------
EXPENSES:
 Management fees                                                     $ 3,350,070
 Transfer agent fees and expenses                                          2,832
 Distribution fees (Class II)                                            341,019
 Administrative reimbursements                                           113,433
 Custodian fees                                                           41,352
 Professional fees                                                        48,717
 Printing                                                                 14,920
 Fees and expenses of nonaffiliated trustees                               8,431
 Miscellaneous                                                            21,437
                                                                     -----------
  Total expenses                                                     $ 3,942,211
  Less fees paid indirectly                                               (5,637)
                                                                     -----------
  Net expenses                                                       $ 3,936,574
                                                                     -----------
   Net investment income                                             $ 6,619,117
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                        $19,969,864
  Other assets and liabilities denominated in foreign currencies         (20,302)
                                                                     -----------
                                                                     $19,949,562
                                                                     -----------
 Change in net unrealized gain or loss from investments              $52,425,564
                                                                     -----------
 Net gain on investments and foreign currency transactions           $72,375,126
                                                                     ===========
 Net increase in net assets resulting from operations                $78,994,243
                                                                     ===========

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                Year                Year
                                                                                Ended               Ended
                                                                              12/31/06            12/31/05
FROM OPERATIONS:
Net investment income                                                      $   6,619,117      $   6,406,915
Net realized gain on investments and foreign currency transactions            19,949,562         46,679,070
Change in net unrealized gain (loss) on investments                           52,425,564        (23,029,256)
                                                                           -------------      -------------
  Net increase in net assets resulting from operations                     $  78,994,243      $  30,056,729
                                                                           -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
 Class I                                                                   $  (5,053,431)     $  (5,374,313)
 Class II                                                                     (1,530,263)        (1,440,262)
                                                                           -------------      -------------
  Total distributions to shareowners                                       $  (6,583,694)     $  (6,814,575)
                                                                           -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                           $  81,852,880      $  42,859,167
Shares issued in reorganization                                                       --         53,856,933
Reinvestment of distributions                                                  6,583,693          6,814,325
Cost of shares repurchased                                                  (117,849,268)      (139,175,447)
Redemption in kind                                                                    --        (75,731,419)
                                                                           -------------      -------------
  Net (decrease) in net assets resulting from Fund share transactions      $ (29,412,695)     $(111,376,441)
                                                                           -------------      -------------
  Net increase (decrease) in net assets                                    $  42,997,854      $ (88,134,287)

NET ASSETS:
Beginning of year                                                            499,629,542        587,763,829
                                                                           -------------      -------------
End of year                                                                $ 542,627,396      $ 499,629,542
                                                                           -------------      -------------
Undistributed net investment income, end of year                           $      42,393      $      27,272
                                                                           -------------      -------------

The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Fund VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio)
       (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Portfolio is to seek capital appreciation.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The financial highlights for the Portfolio's Class II shares are presented in a separate book.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2006, the Portfolio had no open contracts.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At December 31, 2006, the Portfolio had no open forward contracts.

E. Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, the Portfolio had a net capital loss carryforward of $19,798,047, of which the following amounts will expire between 2010 and 2011 if not utilized: $6,780,520 in 2010 and $13,017,527 in 2011.

   At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

--------------------------------------------------------------------------------
                     Undistributed Net     Accumulated Net
 Portfolio           Investment Income      Realized Gain     Paid-In Capital
 Fund Portfolio          $ (20,302)           $20,302              $--
                         ---------            -------              ---
--------------------------------------------------------------------------------

   The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                      2006              2005
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                  $  6,583,694       $6,814,575
                                                  -----------------------------
  Total distributions                             $  6,583,694       $6,814,575
                                                  -----------------------------
 Distributable Earnings:
 Undistributed ordinary income                    $     42,393
 Capital loss carryforward                         (19,798,047)
 Unrealized appreciation                           155,462,742
                                                  -----------------------------
 Total                                            $135,707,088
                                                  =============================
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

F. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Portfolio and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Portfolio shares for the year ended December 31, 2006. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $30,145 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $2,287 in transfer agent fees payable to PIMSS at December 31, 2006.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $3,208 payable to PFD at December 31, 2006.

5. Aggregate Unrealized Appreciation and Depreciation

At December 31, 2006, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

-----------------------------------------------------------------------------------------------------
                                                                                            Net
                                                       Gross             Gross         Appreciation/
                                    Tax Cost       Appreciation      Depreciation      (Depreciation)
-----------------------------------------------------------------------------------------------------
 Pioneer Fund VCT Portfolio      $386,545,206      $164,933,562      $(9,470,820)      $155,462,742
                                 ============      ============      ===========       ============
-----------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $46,027,111 and $86,246,237, respectively.

7. Capital Shares

At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

-------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio                     '06 Shares     '06 Amount       '05 Shares       '05 Amount
-------------------------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                                    1,347,828    $ 31,570,652         580,758     $  11,975,172
 Reinvestment of distributions                    218,022       5,053,431         257,653         5,374,312
 Shares repurchased                            (3,732,955)    (85,740,891)     (5,148,933)     (106,238,103)
                                               --------------------------------------------------------------
  Net increase (decrease)                      (2,167,105)   $(49,116,808)     (4,310,522)    $ (88,888,619)
                                               ==============================================================
 CLASS II:
 Shares sold                                    2,196,546    $ 50,282,228       1,500,748     $  30,883,995
 Class II shares issued in reorganization              --              --       2,567,061        53,856,933
 Reinvestment of distribution                      65,905       1,530,262          69,257         1,440,013
 Shares repurchased                            (1,394,115)    (32,108,377)     (1,597,303)      (32,937,344)
 Redemptions in kind                                   --              --      (3,626,019)      (75,731,419)
                                               --------------------------------------------------------------
  Net increase (decrease)                         868,336    $ 19,704,113      (1,086,256)    $ (22,487,822)
                                               ==============================================================
-------------------------------------------------------------------------------------------------------------

8. Merger Information

On November 4, 2005, beneficial owners of AmSouth VIF Select Equity Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on November 4, 2005, by exchanging all of the AmSouth Fund's net assets for Class II shares as indicated below, based on Class II share's ending net asset value on the Closing Date. The following charts show the details of the reorganizations as of that closing date ("Closing Date"):

----------------------------------------------------------------------------------------------------
                               Pioneer Fund VCT            AmSouth VIF           Pioneer Fund VCT
                                   Portfolio              Select Equity              Portfolio
                             (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
----------------------------------------------------------------------------------------------------
 Net Assets                      $444,635,312              $53,856,933             $498,492,245
 Shares Outstanding                21,144,152                4,928,631               23,711,213
 Class II Shares Issued                                                               2,567,061
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                Unrealized Appreciation     Realized Gain/(Loss)
                                    on Closing Date           on Closing Date
----------------------------------------------------------------------------------------------------
 AmSouth VIF Select Equity           $4,928,126                  $(49,233)
                                     ==========                  ========
----------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Fund VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Fund VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio (the "Fund")
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                                 (continued)
--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the first quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the second quintile of the peer group for the three years ended June 30, 2006 and the second quintile for the five years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also noted that the return of the Fund, before deduction of expenses, exceeded the return of its benchmark index for the 12-month period ended June 30, 2006. The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was good.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the second quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the first quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current or anticipated asset levels, break

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  points in the management fees were not necessary. As the assets increase, the Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The trust's Board of Trustees provides broad supervision over the portfolio's affairs. The officers of the trust are responsible for the trust's operations. The trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 86 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the trust is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                                POSITIONS HELD              LENGTH OF SERVICE
NAME AND AGE                    WITH THE TRUST              AND TERM OF OFFICE
John F. Cogan, Jr. (80)*        Chairman of the             Trustee since 1994. Serves
                                Board, Trustee              until a successor trustee
                                and President               is elected or earlier
                                                            retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

NAME AND AGE                    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (80)*        Deputy Chairman and a Director of Pioneer Global Asset Management
                                S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                                Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                                Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                                Inc. (since 2006); Director of Pioneer Alternative Investment Management
                                Limited (Dublin); President and a Director of Pioneer Alternative Investment
                                Management (Bermuda) Limited and affiliated funds; Director of
                                PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                                Director of Nano-C, Inc. (since 2003); Director of Cole Investment
                                Corporation (since 2004); Director of Fiduciary Counseling, Inc.; President
                                and Director of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                                President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                                Pickering Hale and Dorr LLP (counsel to PIM-USA and the Pioneer Funds)
------------------------------------------------------------------------------------------------------------------------------------

NAME AND AGE                    OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*        Director of ICI Mutual Insurance Company

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                POSITIONS HELD              LENGTH OF SERVICE
NAME, AGE AND ADDRESS           WITH THE TRUST              AND TERM OF OFFICE
David R. Bock (63)              Trustee                     Trustee since 2005. Serves
3050 K. Street NW,                                          until a successor trustee
Washington, DC 20007                                        is elected or earlier
                                                            retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)               Trustee                     Trustee since 2000. Serves
3509 Woodbine Street,                                       until a successor trustee
Chevy Chase, MD 20815                                       is elected or earlier
                                                            retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)       Trustee                     Trustee since 2000. Serves
1001 Sherbrooke Street West,                                until a successor trustee
Montreal, Quebec, Canada                                    is elected or earlier
H3A 1G5                                                     retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)            Trustee                     Trustee since 2006. Serves
89 Robbins Avenue,                                          until a successor trustee
Berkeley Heights, NJ                                        is elected or earlier
07922                                                       retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)        Trustee                     Trustee since 1995. Serves
200 State Street, 12th                                      until a successor trustee
Floor, Boston, MA 02109                                     is elected or earlier
                                                            retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)              Trustee                     Trustee since 2000. Serves
One North Adgers Wharf,                                     until a successor trustee
Charleston, SC 29401                                        is elected or earlier
                                                            retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (63)              Senior Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded
3050 K. Street NW,              health care services company) (2001 - present); Managing Partner, Federal
Washington, DC 20007            City Capital Advisors (boutique merchant bank) (2002 to 2004); and
                                Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-
                                based mortgage trading company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)               President, Bush International (international financial advisory firm)
3509 Woodbine Street,
Chevy Chase, MD 20815
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)       Founding Director, The Winthrop Group, Inc. (consulting firm); and
1001 Sherbrooke Street West,    Desautels Faculty of Management, McGill University
Montreal, Quebec, Canada
H3A 1G5
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)            Private investor (2004 - present); and Senior Executive Vice President, The
89 Robbins Avenue,              Bank of New York (financial and securities services) (1986 - 2004)
Berkeley Heights, NJ
07922
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)        President and Chief Executive Officer, Newbury, Piret & Company, Inc.
200 State Street, 12th          (investment banking firm)
Floor, Boston, MA 02109
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)              President, John Winthrop & Co., Inc. (private investment firm)
One North Adgers Wharf,
Charleston, SC 29401
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS           OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (63)              Director of The Enterprise Social Investment
3050 K. Street NW,              Company (privately-held affordable housing
Washington, DC 20007            finance company); and Director of New York
                                Mortgage Trust (publicly traded mortgage
                                REIT)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)               Director of Brady Corporation (industrial
3509 Woodbine Street,           identification and specialty coated material
Chevy Chase, MD 20815           products manufacturer); Director of Briggs
                                & Stratton Co. (engine manufacturer);
                                Director of Mortgage Guaranty Insurance
                                Corporation; and Director of UAL
                                Corporation (airline holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)       None
1001 Sherbrooke Street West,
Montreal, Quebec, Canada
H3A 1G5
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)            Director of Quadriserv Inc. (technology
89 Robbins Avenue,              products for securities lending industry)
Berkeley Heights, NJ
07922
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)        Director of New America High Income Fund,
200 State Street, 12th          Inc. (closed-end investment company)
Floor, Boston, MA 02109
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)              None
One North Adgers Wharf,
Charleston, SC 29401
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

TRUST OFFICERS

                                POSITIONS HELD              LENGTH OF SERVICE
NAME AND AGE                    WITH THE TRUST              AND TERM OF OFFICE
Osbert M. Hood (54)+            Executive Vice              Since 2003. Serves at the
                                President                   discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)        Secretary                   Since 2000. Serves at the
                                                            discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)      Assistant                   Since 2003. Serves at the
                                Secretary                   discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey           Assistant                   Since 2006. Serves at the
 (45)                           Secretary                   discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)               Treasurer                   Since 2000. Serves at the
                                                            discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)            Assistant                   Since 2004. Serves at the
                                Treasurer                   discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)           Assistant                   Since 2000. Serves at the
                                Treasurer                   discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)              Assistant                   Since 2002. Serves at the
                                Treasurer                   discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------

NAME AND AGE                    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Osbert M. Hood (54)+            President and Chief Executive Officer, PIM-USA since May    Trustee of certain Pioneer Funds
                                2003 (Director since January 2001; Executive Vice
                                President and Chief Operating Officer from November 2000
                                - May 2003); Director of PGAM since June 2003; President
                                and Director of Pioneer since May 2003; President and
                                Director of Pioneer Institutional Asset Management, Inc.
                                since February 2006; Chairman and Director of Pioneer
                                Investment Management Shareholder Services, Inc.
                                ("PIMSS") since May 2003; Director of PFD since May 2006;
                                Director of Oak Ridge Investments, LLC (a registered
                                investment adviser in which PIM-USA owns a minority
                                interest) since January 2005; Director of Vanderbilt
                                Capital Advisors, LLC (an institutional investment
                                adviser wholly-owned by PIM-USA) since June 2006; and
                                Executive Vice President of all of the Pioneer Funds
                                since June 2003
+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)        Secretary of PIM-USA; Senior Vice President - Legal of      None
                                Pioneer; Secretary/ Clerk of most of PIM-USA's
                                subsidiaries; and Secretary of all of the Pioneer Funds
                                since September 2003 (Assistant Secretary from November
                                2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)      Vice President and Senior Counsel of Pioneer since July     None
                                2002; Vice President and Senior Counsel of BISYS Fund
                                Services, Inc. (April 2001 to June 2002); Senior Vice
                                President and Deputy General Counsel of Funds
                                Distributor, Inc. (July 2000 to April 2001); and
                                Assistant Secretary of all of the Pioneer Funds since
                                September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey           Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and     None
 (45)                           Assistant Secretary of all of the Pioneer Funds since
                                July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)               Vice President - Fund Accounting, Administration and        None
                                Controllership Services of Pioneer; and Treasurer of all
                                of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)            Deputy Treasurer of Pioneer since 2004; Treasurer and       None
                                Senior Vice President, CDC IXIS Asset Management Services
                                from 2002 to 2003; Assistant Treasurer and Vice
                                President, MFS Investment Management from 1997 to 2002;
                                and Assistant Treasurer of all of the Pioneer Funds since
                                November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)           Assistant Vice President - Fund Accounting,                 None
                                Administration and Controllership Services of Pioneer;
                                and Assistant Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)              Fund Accounting Manager - Fund Accounting, Administration   None
                                and Controllership Services of Pioneer; and Assistant
                                Treasurer of all of the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

26

Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

TRUST OFFICERS

                                POSITIONS HELD              LENGTH OF SERVICE
NAME AND AGE                    WITH THE TRUST              AND TERM OF OFFICE
Katherine Kim Sullivan          Assistant                   Since 2003. Serves at the
(33)                            Treasurer                   discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)         Chief                       Since 2006. Serves at the
                                Compliance                  discretion of the Board
                                Officer
------------------------------------------------------------------------------------------------------------------------------------

NAME AND AGE                    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katherine Kim Sullivan          Fund Administration Manager - Fund Accounting,              None
(33)                            Administration and Controllership Services since June
                                2003; Assistant Vice President - Mutual Fund Operations
                                of State Street Corporation from June 2002 to June 2003
                                (formerly Deutsche Bank Asset Management); Pioneer Fund
                                Accounting, Administration and Controllership Services
                                (Fund Accounting Manager from August 1999 to May 2002);
                                and Assistant Treasurer of all of the Pioneer Funds since
                                September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)         Chief Compliance Officer of Pioneer and all of the          None
                                Pioneer Funds since March 2006; Vice President and Senior
                                Counsel of Pioneer since September 2004; and Senior Vice
                                President and Counsel, State Street Research & Management
                                Company (February 1998 to September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18649-01-0207




                                                            [Logo]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Growth Opportunities VCT Portfolio -- Class I Shares




                                                                   ANNUAL REPORT

                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio

  Portfolio and Performance Update                                       2

  Comparing Ongoing Portfolio Expenses                                   3

  Portfolio Management Discussion                                        4

  Schedule of Investments                                                6

  Financial Statements                                                  11

  Notes to Financial Statements                                         15

  Report of Independent Registered Public
    Accounting Firm                                                     19

  Factors Considered by the Independent Trustees
    in Approving the Management Contract                                20

  Trustees, Officers and Service Providers                              23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data is represented by a pie chart in the printed material.]

U.S. Common Stocks                                                   82.0%
Temporary Cash Investment                                            16.9%
Depositary Receipts for International Stocks                          0.7%
International Common Stocks                                           0.4%

Sector Distribution
(As a percentage of equity holdings)

[The following data is represented by a pie chart in the printed material.]

Information Technology                                               26.0%
Industrials                                                          19.1%
Health Care                                                          17.6%
Consumer Discretionary                                               14.9%
Financials                                                            9.3%
Energy                                                                5.4%
Materials                                                             3.5%
Consumer Staples                                                      3.1%
Telecommunication Services                                            0.6%
Utilities                                                             0.5%

Five Largest Holdings
(As a percentage of equity holdings)

1.      Scientific Games Corp.               1.29%
2.      Phillips-Van Heusen                  1.20
3.      Merit Medical
          Systems, Inc.                      1.20
4.      Terex Corp.                          1.20
5.      Vertex Pharmaceuticals, Inc.         1.17

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------
Prices and Distributions

                               12/31/06      12/31/05
Net Asset Value per Share      $ 26.79       $ 25.37

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $  -           $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Growth Opportunities VCT Portfolio at net asset value, compared to that of the Russell 2000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data is represented by a mountain chart in the printed material.]



       Pioneer Growth  Russell 2000
       Opportunities   Growth Index

12/96      10000         10000
           14455         11295
12/98      14720         11433
           15549         16360
12/00      14590         12691
           17383         11520
12/02      10835          8034
           15488         11933
12/04      18946         13641
           20212         14207
12/06      21344         16103

The Russell 2000 Growth Index is an unmanaged measure of the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
10 Years                                                                7.88%
5 Years                                                                 4.19%
1 Year                                                                  5.60%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                                          I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                               $ 1,000.00
Ending Account Value on 12/31/06                                $ 1,063.98
Expenses Paid During Period*                                    $     4.11

* Expenses are equal to the Portfolio's annualized expense ratio of 0.79% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                                          I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                               $ 1,000.00
Ending Account Value on 12/31/06                                $ 1,021.22
Expenses Paid During Period*                                    $     4.02

* Expenses are equal to the Portfolio's annualized expense ratio of 0.79% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

In the following interview, Diego Franzin and Peter Wiley, members of Pioneer Growth Opportunities VCT Portfolio's team, discuss the factors that influenced performance during the 12-month period ended December 31, 2006.

Q. How did the Portfolio perform during the twelve months ended December 31, 2006?

A. Class I shares of the Portfolio produced a total return of 5.60% at net asset value during the 12-month period ended December 31, 2006, compared to a return of 13.35% for its benchmark, the Russell 2000 Growth Index. The average return of the 127 Lipper Small-Cap Core Funds was 15.23%.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   Why did the Portfolio underperform?

A. The primary reason for underperformance is that our investment style didn't work well in the momentum-driven environment of the early part of 2006. To review, we begin with a quantitative screen that narrows down the broad investment universe based on a variety of fundamental factors, then we use an intensive research process to select what we believe are the very best stocks from those that the screen shows to be potentially attractive investments. Unfortunately, the types of stocks in which we invest - those with strong growth characteristics and reasonable valuations - underperformed lower-quality issues during the first half of the year. The result was that the Fund's first half return of -0.75% was well behind the 6.07% return of the benchmark.

     At mid-year, we made a handful of disciplined tweaks to the Portfolio's screens. It is important to note that any changes we make to the screens are not subjective; they are the result of an intensive analysis of the factors driving individual stock performance. This analytical process showed that we should put less of an emphasis on the value components of the screen and place a greater weight on "growth at a reasonable price," or "GARP," factors. These shifts paid off in the form of improved relative performance during the second half. As we noted in the June semiannual report to shareholders, quantitative management is an evolutionary process, and we will always be taking steps to improve the way we pick stocks for the Portfolio.

Q.   What specific holdings helped and hurt performance?

A. We strive to keep the Portfolio's sector weightings close to the sector weightings in the Russell 2000 Growth benchmark, meaning that performance is driven primarily by our individual stock selection. During 2006, our best-performing stock pick was Skechers USA, which designs and markets branded footwear. The company generated excellent earnings on the strength of better expense management and the growing popularity of "sport fusion" sneakers, and its stock rose 117% during the year. Terex - a diversified global manufacturer of heavy-duty industrial trucks and related products - was the next-best performer, also with a return of 117% for the year. The company delivered four quarters of extremely strong earnings, easily beating expectations in each quarter. Rounding out the list of top contributors was Packeteer, which provides infrastructure systems to improve Internet application performance and better manage bandwidth. Its shares surged as a

A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries.

Call 800-688-9915 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     growing customer focus on internet and network security led to a strong rebound in its business.

     Turning to detractors from performance, the Portfolio's worst-performing holding was Merge Technologies, a provider of clinical information systems for health care organizations. The company became subject to an investigation of its accounting and financial disclosure procedures; specifically, its allegedly improper revenue recognition practices. Three senior executives, including the chief executive officer and chief financial officer, resigned. Quanta Capital Holdings was the second-largest detractor. A Bermuda-based insurance company that writes coverage for special classes of risk, Quanta had its credit rating downgraded significantly by the rating agency A.M.Best due to an unexpected widening in the magnitude of its losses. Also weighing on the Portfolio's return was its position in CV Therapeutics, a biotechnology firm whose major product, Ranexa (a treatment for chronic angina), proved to be only marginally effective.

Q.   Do you have any closing thoughts for investors?

A. We believe opportunities for individual stock selection will be plentiful in the year ahead. We believe that energy costs will likely be lower in 2007 compared with the past year, which is good both for consumers and the economy as a whole. In addition, the headwinds of rising interest rates and housing market weakness are likely to be less of an issue. Still, we doubt that it will be easy to make money simply by placing broad sector "bets." Instead, we expect that individual stock selection will prove critical. We believe that growth stocks, in particular, should offer fertile ground for stock pickers such as ourselves. Going forward, we will continue making every effort to continue to improve the Portfolio's performance through ongoing refinements to our investment process.















Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

     Shares                                                      Value
                COMMON STOCKS - 94.5%
                Energy - 5.1%
                Coal & Consumable Fuels - 0.4%
     71,000     Alpha Natural Resources, Inc.*            $  1,010,330
                                                          ------------
                Oil & Gas Drilling - 1.9%
    289,600     Grey Wolf, Inc.*                          $  1,986,656
    155,300     Parker Drilling Co.*                         1,268,801
     72,700     Pride International, Inc.*                   2,181,727
                                                          ------------
                                                          $  5,437,184
                                                          ------------
                Oil & Gas Equipment & Services - 1.3%
     53,900     Dresser-Rand Group, Inc.*                 $  1,318,933
     63,500     Hornbeck Offshore Services*                  2,266,950
                                                          ------------
                                                          $  3,585,883
                                                          ------------
                Oil & Gas Exploration & Production - 1.0%
     42,100     Comstock Resources, Inc.*                 $  1,307,626
     29,700     Newfield Exploration Co.*                    1,364,715
                                                          ------------
                                                          $  2,672,341
                                                          ------------
                Oil & Gas Storage & Transportation - 0.5%
     25,800     Energy Transfer Partners LP               $  1,395,780
                                                          ------------
                Total Energy                              $ 14,101,518
                                                          ------------
                Materials - 3.3%
                Construction Materials - 2.1%
     42,450     Florida Rock Industries, Inc. (a)         $  1,827,473
     50,300     Headwaters, Inc.*(a)                         1,205,188
     10,700     Martin Marietta Materials, Inc.              1,111,837
     24,200     Texas Industries, Inc. (a)                   1,554,366
                                                          ------------
                                                          $  5,698,864
                                                          ------------
                Diversified Chemical - 0.3%
     38,400     Hercules, Inc.*                           $    741,504
                                                          ------------
                Precious Metals & Minerals - 0.5%
    191,000     Helca Mining Co. Corp.*                   $  1,463,060
                                                          ------------
                Steel - 0.4%
     25,800     Cleveland-Cliffs, Inc. (a)                $  1,249,752
                                                          ------------
                Total Materials                           $  9,153,180
                                                          ------------
                Capital Goods - 11.8%
                Aerospace & Defense - 2.4%
     20,200     Ceradyne, Inc.*                           $  1,141,300
     35,400     DRS Technologies, Inc.                       1,864,872
     56,700     Moog, Inc.*                                  2,165,373
     36,400     Teledyne Technologies, Inc.*                 1,460,732
                                                          ------------
                                                          $  6,632,277
                                                          ------------
                Building Products - 1.1%
     44,300     Lennox International, Inc.                $  1,356,023
     34,500     NCI Building Systems, Inc.*                  1,785,375
                                                          ------------
                                                          $  3,141,398
                                                          ------------

     Shares                                                      Value
                Construction, Farm Machinery &
                Heavy Trucks - 2.1%
     48,500     Terex Corp.*                              $  3,132,130
     36,300     Trinity Industries, Inc.                     1,277,760
     99,200     Wabash National Corp. (a)                    1,497,920
                                                          ------------
                                                          $  5,907,810
                                                          ------------
                Electrical Component & Equipment - 2.5%
    298,800     Power-One, Inc.*                          $  2,175,264
     26,800     Regal-Beloit Corp.                           1,407,268
     51,100     The Lamson & Sessions Co.*(a)                1,239,686
     42,800     Thomas & Betts Corp.*                        2,023,584
                                                          ------------
                                                          $  6,845,802
                                                          ------------
                Industrial Conglomerates - 1.9%
    115,500     Cardiome Pharma Corp.*                    $  1,287,825
    120,300     Tredegar Corp.                               2,719,983
     40,300     Walter Industries, Inc.*                     1,090,115
                                                          ------------
                                                          $  5,097,923
                                                          ------------
                Industrial Machinery - 1.8%
     50,300     Crane Co.                                 $  1,842,992
     34,200     Gardner Denver, Inc.*                        1,276,002
     40,900     Idex Corp.                                   1,939,069
          1     Mueller Water Products, Inc. (Class B)*             14
                                                          ------------
                                                          $  5,058,077
                                                          ------------
                Total Capital Goods                       $ 32,683,287
                                                          ------------
                Commercial Services & Supplies - 3.7%
                Commercial Printing - 0.4%
     55,800     Cenevo, Inc.*                             $  1,182,960
                                                          ------------
                Diversified Commercial Services - 0.6%
     39,500     School Specialty, Inc.*                   $  1,480,855
                                                          ------------
                Human Resource & Employment
                Services - 1.4%
     20,500     Administaff, Inc. (a)                     $    876,785
     84,100     Labor Ready, Inc.*                           1,541,553
     20,200     Manpower, Inc.                               1,513,586
                                                          ------------
                                                          $  3,931,924
                                                          ------------
                Office Services & Supplies - 1.3%
    116,700     Ikon Office Solutions, Inc.               $  1,910,379
     36,300     United Stationers, Inc.*                     1,694,847
                                                          ------------
                                                          $  3,605,226
                                                          ------------
                Total Commercial Services &
                Supplies                                  $ 10,200,965
                                                          ------------
                Transportation - 2.6%
                Airlines - 2.2%
     56,600     Alaska Air Group, Inc*                    $  2,235,700
     63,600     Continental Airlines (Class B)*(a)           2,623,500
    138,800     ExpressJet Holdings, Inc.*                   1,124,280
                                                          ------------
                                                          $  5,983,480
                                                          ------------

6   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                    Value
                Trucking - 0.4%
     41,000     Laidlaw International, Inc.             $  1,247,630
                                                        ------------
                Total Transportation                    $  7,231,110
                                                        ------------
                Consumer Durables & Apparel - 5.7%
                Apparel, Accessories & Luxury Goods - 1.9%
     55,900     Carter's, Inc.*                         $  1,425,450
     62,700     Phillips-Van Heusen                        3,145,659
     27,600     The Warnaco Group, Inc.*                     700,488
                                                        ------------
                                                        $  5,271,597
                                                        ------------
                Footwear - 2.6%
     26,900     K-Swiss, Inc.                           $    826,906
     76,400     Skechers U.S.A.*                           2,544,884
     35,800     Steven Madden, Ltd.                        1,256,222
     87,200     Wolverine World Wide, Inc.                 2,486,944
                                                        ------------
                                                        $  7,114,956
                                                        ------------
                Housewares & Specialties - 0.5%
     41,900     Jarden Corp.*(a)                        $  1,457,701
                                                        ------------
                Leisure Products - 0.7%
     70,700     Marvel Entertainment, Inc.*(a)          $  1,902,537
                                                        ------------
                Total Consumer Durables &
                Apparel                                 $ 15,746,791
                                                        ------------
                Consumer Services - 3.7%
                Casinos & Gaming - 1.9%
     76,900     Monarch Casino & Resort, Inc.*          $  1,836,372
    112,000     Scientific Games Corp.*                    3,385,760
                                                        ------------
                                                        $  5,222,132
                                                        ------------
                Education Services - 0.5%
     46,300     DeVry, Inc.                             $  1,296,400
                                                        ------------
                Hotels, Resorts & Cruise Lines - 0.5%
     48,200     Ambassadors Group, Inc.                 $  1,462,870
                                                        ------------
                Restaurants - 0.8%
     70,500     Rare Hospitality International, Inc.*   $  2,321,565
                                                        ------------
                Total Consumer Services                 $ 10,302,967
                                                        ------------
                Media - 0.5%
                Publishing - 0.5%
     30,700     Morningstar, Inc.*                      $  1,383,035
                                                        ------------
                Total Media                             $  1,383,035
                                                        ------------
                Retailing - 4.2%
                Apparel Retail - 3.4%
    111,200     Bebe Stores, Inc. (a)                   $  2,200,648
     40,700     Charlotte Russe, Inc.*                     1,251,525
    162,100     New York & Co., Inc.*                      2,120,268
     87,950     Stage Stores, Inc.                         2,672,801
     49,300     The Dress Barn, Inc.*(a)                   1,150,169
                                                        ------------
                                                        $  9,395,411
                                                        ------------

     Shares                                                    Value
                Internet Retail - 0.8%
     20,400     Nutri/System, Inc.*(a)                  $  1,293,156
     17,900     Priceline.com, Inc.*(a)                      780,619
                                                        ------------
                                                        $  2,073,775
                                                        ------------
                Total Retailing                         $ 11,469,186
                                                        ------------
                Food & Drug Retailing - 0.5%
                Food Retail - 0.5%
     60,500     Alimentation Couche-Tard, Inc.          $  1,322,634
                                                        ------------
                Total Food & Drug Retailing             $  1,322,634
                                                        ------------
                Food, Beverage & Tobacco - 0.5%
                Tobacco - 0.5%
     22,400     Loews Corp Carolina Group*              $  1,449,728
                                                        ------------
                Total Food, Beverage & Tobacco          $  1,449,728
                                                        ------------
                Household & Personal Products - 1.9%
                Household Products - 1.1%
     61,600     Central Garden & Pet Co.*               $  2,982,672
                                                        ------------
                Personal Products - 0.8%
    156,900     Playtex Products, Inc.*                 $  2,257,791
                                                        ------------
                Total Household & Personal
                Products                                $  5,240,463
                                                        ------------
                Health Care Equipment & Services - 10.5%
                Health Care Distributors - 0.4%
     54,700     PSS World Medical, Inc.*                $  1,068,291
                                                        ------------
                Health Care Equipment - 4.5%
     65,300     Adeza Biomedical Corp.*                 $    973,623
     40,100     Conceptus, Inc.*                             853,729
     44,600     Edwards Lifesciences Group*                2,097,984
     57,300     Hologic, Inc.*                             2,709,144
     73,700     IntraLase Corp.*                           1,649,406
    181,000     NMT Medical, Inc.*(a)                      2,448,930
     89,800     Thoratec Corp.*                            1,578,684
                                                        ------------
                                                        $ 12,311,500
                                                        ------------
                Health Care Facilities - 1.4%
     44,800     Psychiatric Solution, Inc.*             $  1,680,896
     67,700     VCA Antech, Inc.*                          2,179,263
                                                        ------------
                                                        $  3,860,159
                                                        ------------
                Health Care Services - 1.7%
    101,500     AMN Healthcare Services*                $  2,795,310
     57,400     Inventive Health, Inc.*                    2,029,090
                                                        ------------
                                                        $  4,824,400
                                                        ------------
                Health Care Supplies - 1.1%
    198,400     Merit Medical Systems, Inc.*            $  3,142,656
                                                        ------------
                Health Care Technology - 0.7%
     74,300     Allscripts, Inc.*(a)                    $  2,005,357
                                                        ------------
                Managed Health Care - 0.7%
     28,000     WellCare Health Plans, Inc.*(a)         $  1,929,200
                                                        ------------
                Total Health Care Equipment &
                Services                                $ 29,141,563
                                                        ------------

The accompanying notes are an integral part of these financial statements.    7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

     Shares                                                  Value
                Pharmaceuticals & Biotechnology - 6.1%
                Biotechnology - 3.8%
    119,700     Array Biopharma, Inc.*                $  1,546,524
    129,800     BioMarin Pharmaceutical, Inc.*(a)        2,127,422
    132,900     Cubist Pharmaceuticals, Inc.*(a)         2,406,819
     62,700     Regeneron Pharmaceuticals, Inc.*         1,258,389
     82,153     Vertex Pharmaceuticals, Inc.*            3,074,165
                                                      ------------
                                                      $ 10,413,319
                                                      ------------
                Life Sciences Tools & Services - 1.0%
     47,200     Advanced Magnetics, Inc.*             $  2,818,784
                                                      ------------
                Pharmaceuticals - 1.3%
     55,800     Sciele Pharma, Inc.*                  $  1,339,200
    157,700     ViroPharma, Inc.*                        2,308,728
                                                      ------------
                                                      $  3,647,928
                                                      ------------
                Total Pharmaceuticals &
                Biotechnology                         $ 16,880,031
                                                      ------------
                Banks - 2.2%
                Regional Banks - 1.6%
     61,900     Hansen Natural Corp.*(a)              $  2,084,792
     78,680     Southwest Bancorp, Inc.                  2,192,025
                                                      ------------
                                                      $  4,276,817
                                                      ------------
                Thrifts & Mortgage Finance - 0.6%
     81,400     Franklin Bank Corp.*                  $  1,671,956
                                                      ------------
                Total Banks                           $  5,948,773
                                                      ------------
                Diversified Financials - 3.0%
                Asset Management & Custody Banks - 1.5%
     92,564     Apollo Investment Corp.               $  2,073,434
     72,000     Waddell & Reed Financial, Inc.           1,969,920
                                                      ------------
                                                      $  4,043,354
                                                      ------------
                Consumer Finance - 0.7%
     10,500     Advanta Corp. (Class B)               $    458,115
     34,200     World Acceptance Corp.*                  1,605,690
                                                      ------------
                                                      $  2,063,805
                                                      ------------
                Investment Banking & Brokerage - 0.8%
     22,000     A.G. Edwards, Inc.                    $  1,392,380
     60,000     TradeStation Group, Inc.*                  825,000
                                                      ------------
                                                      $  2,217,380
                                                      ------------
                Total Diversified Financials          $  8,324,539
                                                      ------------
                Insurance - 1.9%
                Property & Casualty Insurance - 0.4%
     44,000     Assured Guaranty, Ltd.                $  1,170,400
                                                      ------------
                Reinsurance - 1.5%
     70,300     IPC Holdings, Ltd.                    $  2,210,935
     62,100     Platinum Underwriter Holdings, Ltd.      1,921,374
                                                      ------------
                                                      $  4,132,309
                                                      ------------
                Total Insurance                       $  5,302,709
                                                      ------------

     Shares                                                  Value
                Real Estate - 1.7%
                Mortgage Real Estate Investment Trusts - 1.7%
    159,000     Annaly Capital Management, Inc.       $  2,211,690
    154,800     Deerfield Triarc Capital Corp.           2,620,764
                                                      ------------
                                                      $  4,832,454
                                                      ------------
                Total Real Estate                     $  4,832,454
                                                      ------------
                Software & Services - 13.3%
                Application Software - 4.9%
     93,900     Altiris, Inc.*                        $  2,383,182
     33,100     Ansys, Inc.*                             1,439,519
     41,300     Bottomline Technologies, Inc.*             472,885
     67,800     Jack Henry & Associates, Inc.            1,450,920
     18,500     MicroStrategy, Inc.*                     2,109,185
    137,300     Quest Software, Inc.*                    2,011,445
    176,200     Sonic Solutions*(a)                      2,872,060
     88,300     TIBCO Software, Inc.*                      833,552
                                                      ------------
                                                      $ 13,572,748
                                                      ------------
                Data Processing & Outsourced Services - 0.8%
     78,000     eFunds Corp.*                         $  2,145,000
                                                      ------------
                Internet Software & Services - 5.0%
     51,900     Digital Insight Corp.*                $  1,997,631
     40,900     Digital River, Inc.*                     2,281,811
     36,600     Infospace, Inc.*                           750,666
     94,900     J2 Global Communications, Inc.*(a)       2,586,025
    173,900     RealNetworks, Inc.*                      1,902,466
    214,800     Sonicwall, Inc.*                         1,808,616
     72,700     WebEx Communications, Inc.*              2,536,503
                                                      ------------
                                                      $ 13,863,718
                                                      ------------
                IT Consulting & Other Services - 1.0%
     72,100     Acxiom Corp.                          $  1,849,365
     38,300     Forrester Research, Inc.*                1,038,313
                                                      ------------
                                                      $  2,887,678
                                                      ------------
                Systems Software - 1.6%
     52,600     Macrovision Corp.*                    $  1,486,476
     27,100     Micros Systems, Inc.*                    1,428,170
     55,800     Progress Software Corp.*                 1,558,494
                                                      ------------
                                                      $  4,473,140
                                                      ------------
                Total Software & Services             $ 36,942,284
                                                      ------------
                Technology Hardware & Equipment - 6.0%
                Communications Equipment - 2.1%
     46,400     CommScope, Inc.*                      $  1,414,272
     22,900     Comtech Telecommunications*                871,803
     55,100     NETGEAR, Inc.*                           1,446,375
    159,900     Packeteer, Inc.*                         2,174,640
                                                      ------------
                                                      $  5,907,090
                                                      ------------

8   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                   Value
                 Computer Hardware - 1.3%
      67,600     Avid Technology, Inc.*(a)              $  2,518,776
      24,400     Diebold, Inc.                             1,137,040
                                                        ------------
                                                        $  3,655,816
                                                        ------------
                 Electronic Manufacturing Services - 1.0%
      66,900     Plexus Corp.*                          $  1,597,572
      93,800     TTM Technologies, Inc.*                   1,062,754
                                                        ------------
                                                        $  2,660,326
                                                        ------------
                 Technology Distributors - 1.6%
      95,000     Avnet, Inc.*                           $  2,425,350
      68,000     Scansource, Inc.*                         2,067,200
                                                        ------------
                                                        $  4,492,550
                                                        ------------
                 Total Technology Hardware &
                 Equipment                              $ 16,715,782
                                                        ------------
                 Semiconductors - 5.3%
                 Semiconductor Equipment - 2.4%
     103,300     Advanced Energy Industries, Inc.*      $  1,949,271
     184,800     Emcore Corp.*(a)                          1,021,944
      82,800     MKS Instruments, Inc.*                    1,869,624
     104,300     Photronics, Inc.*                         1,704,262
                                                        ------------
                                                        $  6,545,101
                                                        ------------
                 Semiconductors - 2.9%
      85,100     AMIS Holdings, Inc.*                   $    899,507
     162,600     Amkor Technology, Inc.*(a)                1,518,684
      55,900     Atheros Communications*                   1,191,787
      87,400     IXYS Corp.*                                 777,860
     183,000     SGC Holding Corp.*(a)                     1,385,310
      78,600     Silicon Image, Inc.*                        999,792
      35,700     Silicon Laboratories, Inc.*               1,237,005
                                                        ------------
                                                        $  8,009,945
                                                        ------------
                 Total Semiconductors                   $ 14,555,046
                                                        ------------
                 Telecommunication Services - 0.5%
                 Integrated Telecommunication Services - 0.5%
      96,400     Alaska Communications Systems
                 Group, Inc.                            $  1,464,316
                                                        ------------
                 Total Telecommunication Services       $  1,464,316
                                                        ------------
                 Utilities - 0.5%
                 Gas Utilities - 0.5%
      37,300     Suburban Propane Properties LP*(a)     $  1,417,773
                                                        ------------
                 Total Utilities                        $  1,417,773
                                                        ------------
                 TOTAL COMMON STOCKS
                 (Cost $229,260,452)                    $261,810,134
                                                        ------------

      Shares                                                   Value
                 WARRANTS - 0.0%
                 Health Care Equipment & Services - 0.0%
                 Health Care Facilities - 0.0%
     140,000     Lifepoint, Exp. 4/1/07*                $         --
      84,000     Lifepoint, Exp. 7/21/07*                         --
                                                        ------------
                 Total Health Care Equipment &
                 Services                               $         --
                                                        ------------
                 Pharmaceuticals & Biotechnology - 0.0%
                 Biotechnology - 0.0%
     250,000     Photomedex, Exp. 6/13/07*              $         --
                                                        ------------
                 Total Pharmaceuticals &
                 Biotechnology                          $         --
                                                        ------------
                 TOTAL WARRANTS
                 (Cost $0)                              $         --
                                                        ------------
   Principal
      Amount
                 TEMPORARY CASH INVESTMENTS - 19.3%
                 Repurchase Agreement - 5.0%
 $13,800,000     UBS Warburg, Inc., 4.7%, dated
                 12/29/06, repurchase price of
                 $13,800,000 plus accrued interest on
                 1/2/07 collateralized by $13,868,000
                 U.S. Treasury Bill, 5.625%, 5/15/08    $ 13,800,000
                                                        ------------
      Shares
                 Security Lending Collateral - 14.3%
  39,471,064     Securities Lending Investment
                 Fund, 5.26%                            $ 39,471,064
                                                        ------------
                 TOTAL TEMPORARY CASH
                 INVESTMENTS
                 (Cost $53,271,064)                     $ 53,271,064
                                                        ------------
                 TOTAL INVESTMENT IN SECURITIES - 113.8%
                 (Cost $282,531,516)                    $315,081,198
                                                        ------------
                 OTHER ASSETS
                 AND LIABILITIES - (13.8)%              $(38,134,268)
                                                        ------------
                 TOTAL NET ASSETS - 100.0%              $276,946,931
                                                        ============


The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

*    Non-income producing security.
(a)  At December 31, 2006, the following securities were out on loan:


   Shares      Security                                  Value
   20,295      Administaff, Inc.                   $   868,017
   73,557      Allscripts, Inc.*                     1,985,303
   38,974      Amkor Technology, Inc.*                 364,017
   66,924      Avid Technology, Inc.*                2,493,588
   66,855      Bebe Stores, Inc.                     1,323,060
  125,500      BioMarin Pharmaceutical, Inc.*        2,056,945
   25,542      Cleveland-Cliffs, Inc.                1,237,254
   17,934      Continental Airlines (Class B)*         739,778
  131,009      Cubist Pharmaceuticals, Inc.*         2,372,573
   48,681      The Dress Barn, Inc.*                 1,135,728
  182,000      Emcore Corp.*                         1,006,460
   42,025      Florida Rock Industries, Inc.         1,809,176
   61,281      Hansen Natural Corp.*                 2,063,944
   34,177      Headwaters, Inc.*                       818,881
   83,200      J2 Global Communications, Inc.*       2,267,200
   41,481      Jarden Corp.*                         1,443,124
   50,589      The Lamson & Sessions Co.*            1,227,289
   52,800      Marvel Entertainment, Inc.*           1,420,848
   63,162      NMT Medical, Inc.*                      854,582
   20,196      Nutri/System, Inc.*                   1,280,224
  181,170      SGC Holding Corp.*                    1,371,457
   11,621      Priceline.com, Inc.*                    506,792
  174,009      Sonic Solutions*                      2,836,347
   17,268      Suburban Propane Properties LP*         656,357
   23,958      Texas Industries, Inc.                1,538,822
   29,500      Wabash National Corp.                   445,450
   27,710      WellCare Health Plans, Inc.*          1,909,219
                                                   -----------
               Total                               $38,032,435
                                                   ===========

10   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Year          Year          Year           Year           Year
                                                         Ended         Ended          Ended         Ended           Ended
Class I                                                 12/31/06      12/31/05    12/31/04 (b)     12/31/03       12/31/02
Net asset value, beginning of period                   $  25.37      $  23.78      $  19.44       $  13.60      $   21.89
                                                       --------      --------      --------       --------      ---------
Increase (decrease) from investment operations:
 Net investment loss                                   $  (0.01)     $  (0.01)     $  (0.01)      $  (0.02)     $   (0.10)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions            1.43          1.60          4.35           5.86          (8.12)(a)
                                                       --------      --------      --------       --------      ---------
  Net increase (decrease) from
    investment operations                              $   1.42      $   1.59      $   4.34       $   5.84      $   (8.22)
Distributions to shareowners:
 Net realized gain                                           --            --            --             --          (0.07)
                                                       --------      --------      --------       --------      ---------
Net increase (decrease) in net asset value             $   1.42      $   1.59      $   4.34       $   5.84      $   (8.29)
                                                       --------      --------      --------       --------      ---------
Net asset value, end of period                         $  26.79      $  25.37      $  23.78       $  19.44      $  13.60
                                                       ========      ========      ========       ========      =========
Total return*                                              5.60%         6.69%        22.33%         42.94%        (37.67)%
Ratio of net expenses to average net assets                0.79%         0.79%         0.81%          0.80%          0.79%
Ratio of net investment loss to average net assets        (0.05)%       (0.02)%       (0.06)%        (0.16)%        (0.58)%
Portfolio turnover rate                                     105%           75%           19%            54%            38%
Net assets, end of period (in thousands)               $276,947      $323,945      $383,468       $337,573      $245,954
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                              0.82%         0.80%         0.81%          0.80%          0.79%
 Net investment loss                                      (0.08)%       (0.03)%       (0.06)%        (0.16)%        (0.58)%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                              0.79%         0.79%         0.81%          0.80%          0.79%
 Net investment loss                                      (0.05)%       (0.02)%       (0.06)%        (0.16)%        (0.58)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) Includes $0.01 related to investment reimbursement by advisor (Safeco Asset Management).

(b) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of
  $38,032,435) (cost $282,531,516)                                      $315,081,198
 Receivables --
  Investment securities sold                                               1,684,679
  Fund shares sold                                                           148,190
  Dividends, interest and foreign taxes withheld                             167,603
 Other                                                                         6,051
                                                                        ------------
  Total assets                                                          $317,087,721
                                                                        ------------
LIABILITIES:
 Payables --
  Fund shares repurchased                                               $    522,933
  Upon return of securities loaned                                        39,471,064
 Due to bank                                                                  70,875
 Due to affiliates                                                            17,505
 Accrued expenses                                                             58,413
                                                                        ------------
  Total liabilities                                                     $ 40,140,790
                                                                        ------------
NET ASSETS:
 Paid-in capital                                                        $213,791,851
 Accumulated net investment loss                                              (3,085)
 Accumulated net realized gain on investments                             30,608,483
 Net unrealized gain on investments                                       32,549,682
                                                                        ------------
  Total net assets                                                      $276,946,931
                                                                        ------------
NET ASSET VALUE PER SHARE:
Class I:
(No par value, unlimited number of shares authorized)
 Net assets                                                             $276,946,931
Shares outstanding                                                        10,336,211
                                                                        ------------
 Net asset value per share                                              $      26.79

12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                                            12/31/06
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $1,179)                                     $   1,716,973
 Interest                                                                                      306,644
 Income on securities loaned, net                                                              197,047
                                                                                         -------------
  Total investment income                                                                $   2,220,664
                                                                                         -------------
EXPENSES:
 Management fees                                                                         $   2,212,733
 Transfer agent fees and expenses                                                                2,148
 Administrative reimbursements                                                                  57,789
 Registration fees                                                                                   7
 Custodian fees                                                                                 47,385
 Professional fees                                                                              53,901
 Printing expense                                                                               44,488
 Fees and expenses of nonaffiliated trustees                                                     6,420
 Miscellaneous                                                                                  15,618
                                                                                         -------------
  Total expenses                                                                         $   2,440,489
  Less management fees waived and expenses assumed by Pioneer Investment
   Management, Inc.                                                                            (78,245)
                                                                                         -------------
  Net expenses                                                                           $   2,362,244
                                                                                         -------------
   Net investment loss                                                                   $    (141,580)
                                                                                         -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments                                                                             $  45,300,334
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                            (7,696)
                                                                                         -------------
                                                                                         $  45,292,638
                                                                                         -------------
 Change in net unrealized gain from:
 Investments                                                                             $ (29,849,607)
                                                                                         -------------
 Net gain on investments and foreign currency transactions                               $  15,443,031
                                                                                         =============
 Net increase in net assets resulting from operations                                    $  15,301,451
                                                                                         =============

The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                Year               Year
                                                                                                Ended              Ended
                                                                                              12/31/06           12/31/05
FROM OPERATIONS:
Net investment loss                                                                        $    (141,580)     $     (68,614)
Net realized gain on investments and foreign currency transactions                            45,292,638         74,701,451
Change in net unrealized gain (loss) on investments and foreign currency transactions        (29,849,607)       (54,760,663)
                                                                                           -------------      -------------
  Net increase in net assets resulting from operations                                     $  15,301,451      $  19,872,174
                                                                                           -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  16,282,566      $   9,685,009
Cost of shares repurchased                                                                   (78,582,281)       (89,080,383)
                                                                                           -------------      -------------
  Net decrease in net assets resulting from Fund share transactions                        $ (62,299,715)     $ (79,395,374)
                                                                                           -------------      -------------
  Net decrease in net assets                                                               $ (46,998,264)     $ (59,523,200)
NET ASSETS:
Beginning of year                                                                            323,945,195        383,468,395
                                                                                           -------------      -------------
End of year                                                                                $ 276,946,931      $ 323,945,195
                                                                                           =============      =============
Accumulated net investment loss, end of year                                               $      (3,085)     $          --
                                                                                           =============      =============

14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
The Pioneer Growth Opportunities VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:


Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio)
       (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio is the successor to the Safeco RST Growth Opportunities Portfolio. Safeco RST Growth Opportunities Portfolio, one of six portfolios that comprised Safeco Resource Series Trust, transferred all of the net assets to the Portfolio in exchange for the Portfolio's Class I shares in a one-to-one exchange ratio, on December 10, 2004, pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Safeco RST Growth Opportunities Portfolio on December 8, 2004). The Portfolio had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Portfolio's operations.

The Portfolio seeks capital appreciation.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates. The following is a summary of significant

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Portfolio elected to defer $3,853,566 in capital losses recognized between November 1, 2006 and December 31, 2006 to its fiscal year ending December 31, 2007.

     At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

--------------------------------------------------------------------------------------------------------------
                                         Undistributed Net           Accumulated Net
Portfolio                            Investment Income (Loss)     Realized Gain (Loss)     Paid-In Capital
--------------------------------------------------------------------------------------------------------------
Growth Opportunities Portfolio               $138,495                    $61,359             $ (199,854)
                                             ========                    =======             ==========
--------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis. There were no distributions paid during the years ended December 31, 2006 and December 31, 2005.

--------------------------------------------------------------------------------
                                                       2006
--------------------------------------------------------------------------------
 Distributable Earnings (Accumulated Losses):
 Undistributed long-term gain                          $34,462,442
 Current Year Post October Loss Deferred                (3,856,651)
 Unrealized appreciation                                32,549,289
                                                       -----------
   Total                                               $63,155,080
                                                       ===========
--------------------------------------------------------------------------------

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.   Foreign Currency Translation
     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts
     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E.   Portfolio Shares
     The Portfolio records sales and repurchases of its Portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano) $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

G.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

     The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated at the annual rate of 0.74% of the Portfolio's average daily net assets.

Through May 1, 2007, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.79% of the average daily net assets attributable to Class I shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $17,356 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3.   Transfer Agent
Since the reorganization, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $149 in transfer agent fees payable to PIMSS at December 31, 2006.

4.   Aggregate Unrealized Appreciation and Depreciation
At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                                Net
                                                           Gross             Gross         Appreciation/
                                        Tax Cost       Appreciation      Depreciation      (Depreciation)
------------------------------------------------------------------------------------------------------------
 Growth Opportunities Portfolio     $282,531,909      $39,712,805      $(7,163,516)       $32,549,289
                                    ============      ===========      ===========        ===========
------------------------------------------------------------------------------------------------------------

5.   Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $307,627,669 and $381,532,309, respectively.

6.   Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:


----------------------------------------------------------------------------------------------------------
 Growth Opportunities Portfolio       '06 Shares        '06 Amount         '05 Shares        '05 Amount
----------------------------------------------------------------------------------------------------------
 Class I:
 Shares Sold                          614,603        $ 16,282,566          406,285        $  9,685,009
 Shares repurchased                (3,045,544)        (78,582,281)      (3,765,592)        (89,080,383)
                                   --------------------------------------------------------------------
   Net decrease                    (2,430,941)       $(62,299,715)      (3,359,307)       $(79,395,374)
                                   ====================================================================
----------------------------------------------------------------------------------------------------------

7.   New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Growth Opportunities VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Growth Opportunities VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Opportunities VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                 /s/ Ernst & Young

Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio (the "Fund")
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods and life of the Fund periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the break points in the Fund's management fee and of a peer group of funds selected by the Independent Trustees for this purpose and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the fifth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the second quintile of the peer group for the three years ended June 30, 2006, the fourth quintile for the five years ended June 30, 2006 and the third quintile for the ten years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was satisfactory.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the second quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 (after giving effect to the expense limitation) to be in the second quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                               (continued)
--------------------------------------------------------------------------------

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated assets levels, a break point in the management fee was not necessary. As the assets increase, the Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fees payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                         Trustees and Officers
Pioneer Investment Management, Inc.                        The trust's Board of Trustees provides broad supervision
                                                           over the portfolio's affairs. The officers of the trust are
Custodian                                                  responsible for the trust's operations. The trust's Trustees
Brown Brothers Harriman & Co.                              and officers are listed below, together with their principal occupations during the past five years. Trustees who are
Principal Underwriter                                      interested persons of the trust within the meaning of the
Pioneer Funds Distributor, Inc.                            1940 Act are referred to as Interested Trustees. Trustees
                                                           who are not interested persons of the trust are referred to
Legal Counsel                                              as Independent Trustees. Each of the Trustees serves as a
Wilmer Cutler Pickering Hale and Dorr LLP                  trustee of Independent Registered Public Accounting Firm
                                                           each of the 86 U.S. registered investment portfolios for
Shareowner Services and Transfer                           which Pioneer serves as investment adviser (the Ernst &
Pioneer Investment Management Shareholder Services, Inc.   Young LLP "Pioneer Funds"). The address for all Interested
                                                           Trustees and all officers of the trust is 60 State Street,
                                                           Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee
                           and President     is elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------


NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer Global Asset Management
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Investment
                           Corporation (since 2004); Director of Fiduciary Counseling, Inc.; President
                           and Director of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                           President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                           Pickering Hale and Dorr LLP (counsel to PIM-USA and the Pioneer Funds)

---------------------------------------------------------------------------------------------------------


NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*   Director of ICI Mutual Insurance Company

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               POSITIONS HELD   LENGTH OF SERVICE
NAME, AGE AND ADDRESS          WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (63)             Trustee          Trustee since 2005. Serves
3050 K. Street NW,                              until a successor trustee
Washington, DC 20007                            is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (58)              Trustee          Trustee since 2000. Serves
3509 Woodbine Street,                           until a successor trustee
Chevy Chase, MD 20815                           is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Trustee          Trustee since 2000. Serves
1001 Sherbrooke Street West,                    until a successor trustee
Montreal, Quebec, Canada                        is elected or earlier
H3A 1G5                                         retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (56)           Trustee          Trustee since 2006. Serves
89 Robbins Avenue,                              until a successor trustee
Berkeley Heights, NJ                            is elected or earlier
07922                                           retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (58)       Trustee          Trustee since 1995. Serves
200 State Street, 12th                          until a successor trustee
Floor, Boston, MA 02109                         is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (70)             Trustee          Trustee since 2000. Serves
One North Adgers Wharf,                         until a successor trustee
Charleston, SC 29401                            is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------


NAME, AGE AND ADDRESS          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (63)             Senior Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded
3050 K. Street NW,             health care services company) (2001 - present); Managing Partner, Federal
Washington, DC 20007           City Capital Advisors (boutique merchant bank) (2002 to 2004); and
                               Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-
                               based mortgage trading company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              President, Bush International (international financial advisory firm)
3509 Woodbine Street,
Chevy Chase, MD 20815
-----------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Founding Director, The Winthrop Group, Inc. (consulting firm); and
1001 Sherbrooke Street West,   Desautels Faculty of Management, McGill University
Montreal, Quebec, Canada
H3A 1G5
-----------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)           Private investor (2004 - present); and Senior Executive Vice President, The
89 Robbins Avenue,             Bank of New York (financial and securities services) (1986 - 2004)
Berkeley Heights, NJ
07922
-----------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)       President and Chief Executive Officer, Newbury, Piret & Company, Inc.
200 State Street, 12th         (investment banking firm)
Floor, Boston, MA 02109
-----------------------------------------------------------------------------------------------------------------
John Winthrop (70)             President, John Winthrop & Co., Inc. (private investment firm)
One North Adgers Wharf,
Charleston, SC 29401
-----------------------------------------------------------------------------------------------------------------


NAME, AGE AND ADDRESS          OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (63)             Director of The Enterprise Social Investment
3050 K. Street NW,             Company (privately-held affordable housing
Washington, DC 20007           finance company); and Director of New York
                               Mortgage Trust (publicly traded mortgage
                               REIT)
--------------------------------------------------------------------------------
Mary K. Bush (58)              Director of Brady Corporation (industrial
3509 Woodbine Street,          identification and specialty coated material
Chevy Chase, MD 20815          products manufacturer); Director of Briggs
                               & Stratton Co. (engine manufacturer);
                               Director of Mortgage Guaranty Insurance
                               Corporation; and Director of UAL
                               Corporation (airline holding company)
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      None
1001 Sherbrooke Street West,
Montreal, Quebec, Canada
H3A 1G5
--------------------------------------------------------------------------------
Thomas J. Perna (56)           Director of Quadriserv Inc. (technology
89 Robbins Avenue,             products for securities lending industry)
Berkeley Heights, NJ
07922
--------------------------------------------------------------------------------
Marguerite A. Piret (58)       Director of New America High Income Fund,
200 State Street, 12th         Inc. (closed-end investment company)
Floor, Boston, MA 02109
--------------------------------------------------------------------------------
John Winthrop (70)             None
One North Adgers Wharf,
Charleston, SC 29401
--------------------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Osbert M. Hood (54)+         Executive Vice   Since 2003. Serves at the
                             President        discretion of the Board
--------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Christopher P. Harvey (45)   Assistant        Since 2006. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------

NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Osbert M. Hood (54)+         President and Chief Executive Officer, PIM-USA since May 2003 (Director since January 2001; Executive Vice President and Chief Operating Officer
                             from November 2000 - May 2003); Director of PGAM since June 2003;
                             President and Director of Pioneer since May 2003; President and Director of Pioneer Institutional Asset Management, Inc. since February 2006;
                             Chairman and Director of Pioneer Investment Management Shareholder
                             Services, Inc. ("PIMSS") since May 2003; Director of PFD since May 2006;
                             Director of Oak Ridge Investments, LLC (a registered investment adviser in which PIM-USA owns a minority interest) since January 2005; Director of
                             Vanderbilt Capital Advisors, LLC (an institutional investment adviser wholly-
                             owned by PIM-USA) since June 2006; and Executive Vice President of all of the Pioneer Funds since June 2003
-------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
-------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since July 2002; Vice
                             President and Senior Counsel of BISYS Fund Services, Inc. (April 2001 to
                             June 2002); Senior Vice President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001); and Assistant Secretary of all of
                             the Pioneer Funds since September 2003
-------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)   Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and Assistant Secretary
                             of all of the Pioneer Funds since July 2006.
-------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and Senior Vice
                             President, CDC IXIS Asset Management Services from 2002 to 2003;
                             Assistant Treasurer and Vice President, MFS Investment Management from
                             1997 to 2002; and Assistant Treasurer of all of the Pioneer Funds since
                             November 2004
-------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Assistant Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Fund Accounting Manager - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds since May 2002
-------------------------------------------------------------------------------------------------------------


NAME AND AGE                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Osbert M. Hood (54)+         Trustee of certain Pioneer Funds
+Mr. Hood resigned as EVP effective January 9, 2007.
-------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     None
-------------------------------------------------------------------------------
Christopher J. Kelley (42)   None
-------------------------------------------------------------------------------
Christopher P. Harvey (45)   None
-------------------------------------------------------------------------------
Vincent Nave (61)            None
-------------------------------------------------------------------------------
Mark E. Bradley (47)         None
-------------------------------------------------------------------------------
Luis I. Presutti (41)        None
-------------------------------------------------------------------------------
Gary Sullivan (48)           None
-------------------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE
Katherine Kim Sullivan (33) Assistant        Since 2003. Serves at the
                            Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Terrence J. Cullen (45)     Chief            Since 2006. Serves at the
                            Compliance       discretion of the Board
                            Officer
--------------------------------------------------------------------------------


NAME AND AGE                PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Katherine Kim Sullivan (33) Fund Administration Manager - Fund Accounting, Administration and
                            Controllership Services since June 2003; Assistant Vice President - Mutual
                            Fund Operations of State Street Corporation from June 2002 to June 2003
                            (formerly Deutsche Bank Asset Management); Pioneer Fund Accounting,
                            Administration and Controllership Services (Fund Accounting Manager from
                            August 1999 to May 2002); and Assistant Treasurer of all of the Pioneer
                            Funds since September 2003
-------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)     Chief Compliance Officer of Pioneer and all of the Pioneer Funds since
                            March 2006; Vice President and Senior Counsel of Pioneer since
                            September 2004; and Senior Vice President and Counsel, State Street
                            Research & Management Company (February 1998 to September 2004)
-------------------------------------------------------------------------------------------------------------

NAME AND AGE                OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katherine Kim Sullivan (33) None
--------------------------------------------------------------------------------
Terrence J. Cullen (45)     None
--------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18655-01-0207


                                                          [LOGO] PIONEER
                                                                 Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                           Pioneer Growth Shares VCT Portfolio -- Class I Shares
                                                                   ANNUAL REPORT


                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Growth Shares VCT Portfolio
  Portfolio and Performance Update                    2
  Comparing Ongoing Portfolio Expenses                3
  Portfolio Management Discussion                     4
  Schedule of Investments                             6
  Financial Statements                                8
  Notes to Financial Statements                      12
  Report of Independent Registered Public
    Accounting Firm                                  16
  Factors Considered by the Independent Trustees
    in Approving the Management Contract             17
  Trustees, Officers and Service Providers           20

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                              93.2%
Depositary Receipts for International Stocks     4.0
Temporary Cash Investment                        2.8

Sector Distribution
(As a percentage of equity holdings)

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                          30.1%
Health Care                                     21.5
Consumer Discretionary                          12.5
Industrials                                     12.3
Consumer Staples                                11.0
Financials                                       7.7
Energy                                           2.8
Utilities                                        2.1

Five Largest Holdings
(As a percentage of equity holdings)

  1.  Microsoft Corp.             6.32%
  2.  Cisco Systems, Inc.         5.05
  3.  Altria Group, Inc.          4.26
  4.  Boston Scientific Corp.     4.03
  5.  Home Depot, Inc.            3.90

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------
Prices and Distributions

                                              12/31/06      12/31/05
Net Asset Value per Share                      $ 14.60      $ 13.39

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $ 0.0272       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Growth Shares VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                Pioneer Growth Shares
                   VCT Portfolio         Russell 1000 Growth Index
10/97                10,000                     10,000
                     10,227                     10,542
12/98                13,561                     14,622
                     14,637                     19,470
12/00                13,484                     15,104
                     10,962                     12,019
12/07                 7,157                      8,668
                      8,971                     11,247
12/07                 9,573                     11,955
                      9,906                     12,584
12/07                10,824                     13,726

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class
(10/31/97)                                                                0.87%
5 Years                                                                  -0.25%
1 Year                                                                    9.27%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Shares VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                         I
----------------------------------------------------------
Beginning Account Value on 7/1/06              $ 1,000.00
Ending Account Value on 12/31/06               $ 1,123.14
Expenses Paid During Period*                   $     5.62

* Expenses are equal to the Portfolio's annualized expense ratio of 1.05% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Shares VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                         I
----------------------------------------------------------
Beginning Account Value on 7/1/06              $ 1,000.00
Ending Account Value on 12/31/06               $ 1,019.91
Expenses Paid During Period*                   $     5.35

* Expenses are equal to the Portfolio's annualized expense ratio of 1.05% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note to Shareholders: Andrew Acheson and Timothy Mulrenan, two veteran equity managers, have assumed portfolio management responsibilities for Pioneer Growth Shares VCT Portfolio, effective January 16, 2007. Mr. Acheson has more than 12 years of professional investment experience, seven of them at Pioneer, where his responsibilities have included managing Pioneer Independence Fund and Pioneer Select Equity Fund. He holds an MBA from the Cranfield School of Management, England. Mr. Mulrenan, CFA, has more than 21 years of professional experience, including 10 years at Pioneer, where he is a member of the large-cap growth team. He has managed Pioneer's Concentrated Growth institutional portfolios as well as large-cap equity portfolios of balanced funds.
--------------------------------------------------------------------------------

Despite a dramatic decline from mid-May through mid-July, the domestic stock market posted strong results in 2006. As equities began recovering in July, large-cap growth companies assumed a leadership role in market performance for the second half of the year, while more cyclical stocks, which had been in favor the previous two years, began to lag. In the following interview, Christopher M. Galizio and Stephen A. Balter discuss the market and the factors that influenced performance during 2006, when they managed the Portfolio. Portfolio managers Andrew Acheson and Timothy Mulrenan, who took responsibility for the Portfolio's management on January 16, 2007, give their views on the outlook.

Q. How did the Portfolio perform during the 12 months ended December 31, 2006?

A. Pioneer Growth Shares VCT Portfolio's performance improved dramatically in the second half of the year as the stock market finally began recognizing values in the large-cap growth stocks that we emphasize. After trailing the benchmark Russell 1000 Growth Index by more than two full percentage points during the year's first six months, the Portfolio's relative performance improved noticeably beginning in July. The Portfolio's Class I shares generated a total return of 9.27%, at net asset value, for the 12 months. During the same period, the Russell 1000 Growth Index returned 9.07%, while the average performance of the 193 variable annuity portfolios in Lipper's Large Cap Growth category was 6.31%.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What were the primary factors affecting performance during the year?

A. Throughout the 12 months, we positioned the Portfolio for a growth environment, emphasizing companies that we believed should be helped by developing long-term trends. These trends included information technology companies whose products and services would be in demand as innovations speeded data transmission, allowed new formats to be transmitted digitally, and boosted corporate productivity generally. The trends also included health care companies that could offer services and products for an aging population. We saw good value in many large-cap companies in these sectors. Conversely, we deemphasized the more cyclical sectors, such as energy and industrials, that had performed well over the previous two years, but now appeared to be richly priced as the 2003-2005 cyclical recovery played out. In the first half of 2006, this positioning did not yield good results, particularly as stock values dropped in the May-July interval. However, when the stock market began to recover in mid-July, the large-cap growth companies that we favored started leading the market, with technology stocks performing particularly well. In addition, many consumer discretionary companies, which had fallen to relatively low prices, outperformed as consumer spending in the face of expectations that a decelerating economy would impact consumption. In general, the secular growth companies that we emphasized led the market's second-half charge.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. What types of investments most influenced Portfolio results in 2006?

A. Our technology investments performed well, with many of our holdings benefiting from the growing need for more bandwidth on the Internet to allow transmission of more complex digital files, including video. This trend led to strong revenue growth for holdings such as Cisco Systems and Juniper Networks, both of which produce routers and switchers, and for F5 Networks, a smaller company that specializes in sophisticated switches that increase network efficiency. We also had excellent results from our investment in Macrovision. Its software products make it easier to install software and that protect against copyright theft over the Internet. Macrovision's stock alone climbed by more than 50% during 2006.

   Other outstanding performers included Altria Group, the parent company of both Philip Morris and Kraft Foods. As the risks from tobacco liability lawsuits appeared to decline, Altria announced plans to spin off its Kraft Foods unit --a move welcomed by the stock market. Our investment in General Electric also performed well. We purchased GE at a low stock price at a time when we believed its earnings prospects were improving because of its leadership in many late-cyclical businesses, such as power generation plants and medical imaging. In health care, a stand-out performer was AstraZeneca, a London-based pharmaceutical company that appeared to be inexpensive and which was undergoing a restructuring program that reduced its operating costs substantially while maintaining revenues. We took profits and sold our position in AstraZeneca.

   Amgen, another health care holding, was a disappointment in 2006, however. This biotechnology company underperformed because of fears about competition in the anemia market from a new drug that was being introduced by Roche. Another investment that detracted from Portfolio performance was Corning, a leading producer of glass for flat-panel televisions and computers. It was affected by intense competition in the flat-panel television market that pressured its revenue growth. Also holding back results was our position in Intel, which faced increased competition from AMD in semiconductors for personal computers. We have sold our Intel holding and retained positions in Amgen and Corning as of December 31, 2006.

Q. Andrew and Tim, what is your investment outlook?

A. Entering 2007, we think there is a generally favorable environment for large-cap stocks. We think economic growth, which has been decelerating during the latter months of 2006, should start to pick up in the first half of 2007. Factors such as a sluggish housing market, which have weighed on the economy in recent months, should not be as significant a factor in the coming months. While inflation may remain at somewhat elevated levels, we don't think it should pose a serious threat, given the ability of companies to absorb higher costs through improvements in productivity. However, continued inflationary pressures in a period of renewed growth may prompt the Federal Reserve Board to raise short-term interest rates again. Our biggest fear is that the Federal Reserve might over-react to evidence of a pick-up in growth, increasing the chances of a recession.

   We believe the valuations of most stocks remain reasonable, while large-cap stocks in recent months have begun outperforming small- and mid-cap stocks. We believe large-caps should continue to do well, even in an economic slowdown, as they have tended to have superior competitive positions in their industries and have retained large cash positions on their balance sheets. In addition, larger companies tend to sell more of their products overseas, where their competitive positions may have been strengthened by the recent weakening of the U.S. dollar. Overall, we think large-cap stocks are well positioned to perform well in the coming months.


   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

      Shares                                                     Value
                  COMMON STOCKS - 99.7%
                  Energy - 2.8%
                  Integrated Oil & Gas - 2.8%
       8,000      ConocoPhillips                           $   575,600
       8,000      Repsol SA (A.D.R.) (a)                       276,000
                                                           -----------
                                                           $   851,600
                                                           -----------
                  Total Energy                             $   851,600
                                                           -----------
                  Capital Goods - 12.3%
                  Aerospace & Defense - 3.8%
       4,600      L-3 Communications Holdings, Inc.        $   376,188
      13,000      United Technologies Corp.                    812,760
                                                           -----------
                                                           $ 1,188,948
                                                           -----------
                  Industrial Conglomerates - 8.5%
       9,600      3M Co.                                   $   748,128
      32,100      General Electric Co.                       1,194,441
      22,100      Tyco International, Ltd.                     671,840
                                                           -----------
                                                           $ 2,614,409
                                                           -----------
                  Total Capital Goods                      $ 3,803,357
                                                           -----------
                  Consumer Durables & Apparel - 1.6%
                  Footwear - 1.6%
       5,000      Nike, Inc.                               $   495,150
                                                           -----------
                  Total Consumer Durables & Apparel        $   495,150
                                                           -----------
                  Consumer Services - 1.4%
                  Hotels, Resorts & Cruise Lines - 1.4%
       9,000      Carnival Corp.                           $   441,450
                                                           -----------
                  Total Consumer Services                  $   441,450
                                                           -----------
                  Media - 1.4%
                  Movies & Entertainment - 1.4%
      10,750      Viacom, Inc. (Class B)*                  $   441,073
                                                           -----------
                  Total Media                              $   441,073
                                                           -----------
                  Retailing - 8.0%
                  Apparel Retail - 4.1%
       9,800      Abercrombie & Fitch Co.                  $   682,374
      20,400      TJX Companies, Inc.                          581,808
                                                           -----------
                                                           $ 1,264,182
                                                           -----------
                  Home Improvement Retail - 3.9%
      29,900      Home Depot, Inc.                         $ 1,200,784
                                                           -----------
                  Total Retailing                          $ 2,464,966
                                                           -----------
                  Food & Drug Retailing - 2.5%
                  Drug Retail - 2.5%
      25,100      CVS Corp.                                $   775,841
                                                           -----------
                  Total Food & Drug Retailing              $   775,841
                                                           -----------
                  Food, Beverage & Tobacco - 5.1%
                  Soft Drinks - 0.8%
       2,200      Fomento Economico Mexicano SA de CV      $   254,672
                                                           -----------

      Shares                                                     Value
                  Tobacco - 4.3%
      15,300      Altria Group, Inc.                       $ 1,313,046
                                                           -----------
                  Total Food, Beverage & Tobacco           $ 1,567,718
                                                           -----------
                  Household & Personal Products - 3.4%
                  Household Products - 3.4%
      16,500      Procter & Gamble Co.                     $ 1,060,455
                                                           -----------
                  Total Household & Personal
                  Products                                 $ 1,060,455
                                                           -----------
                  Health Care Equipment & Services - 9.0%
                  Health Care Equipment - 6.8%
      12,000      Biomet, Inc.                             $   495,240
      72,253      Boston Scientific Corp.*                   1,241,307
       7,000      Medtronic, Inc.                              374,570
                                                           -----------
                                                           $ 2,111,117
                                                           -----------
                  Health Care Supplies - 1.1%
       7,800      Cooper Companies, Inc. (a)               $   347,100
                                                           -----------
                  Managed Health Care - 1.1%
       7,600      Aetna, Inc.                              $   328,168
                                                           -----------
                  Total Health Care
                  Equipment & Services                     $ 2,786,385
                                                           -----------
                  Pharmaceuticals & Biotechnology - 12.4%
                  Biotechnology - 4.9%
      14,858      Amgen, Inc.*                             $ 1,014,950
       7,800      Gilead Sciences, Inc.*                       506,454
                                                           -----------
                                                           $ 1,521,404
                                                           -----------
                  Pharmaceuticals - 7.5%
      15,400      Eli Lilly & Co.                          $   802,340
       6,600      Johnson & Johnson                            435,732
      15,392      Par Pharmaceutical Co., Inc.*                344,319
      23,404      Teva Pharmaceutical Industries, Ltd.         727,396
                                                           -----------
                                                           $ 2,309,787
                                                           -----------
                  Total Pharmaceuticals &
                  Biotechnology                            $ 3,831,191
                                                           -----------
                  Banks - 0.9%
                  Regional Banks - 0.9%
       7,900      Hansen Natural Corp.*                    $   266,072
                                                           -----------
                  Total Banks                              $   266,072
                                                           -----------
                  Diversified Financials - 6.8%
                  Asset Management & Custody Banks - 3.0%
       5,400      Franklin Resources, Inc.                 $   594,918
       3,600      Legg Mason, Inc.                             342,180
                                                           -----------
                                                           $   937,098
                                                           -----------
                  Consumer Finance - 2.5%
      12,600      American Express Co.                     $   764,442
                                                           -----------

6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                           Value
                  Investment Banking & Brokerage - 1.3%
       4,300      Merrill Lynch & Co., Inc.                      $   400,330
                                                                 -----------
                  Total Diversified Financials                   $ 2,101,870
                                                                 -----------
                  Software & Services - 10.8%
                  Internet Software & Services - 1.2%
      14,800      Yahoo!, Inc.*                                  $   377,992
                                                                 -----------
                  Systems Software - 9.6%
      35,800      Macrovision Corp.*                             $ 1,011,708
      65,200      Microsoft Corp.                                  1,946,871
                                                                 -----------
                                                                 $ 2,958,579
                                                                 -----------
                  Total Software & Services                      $ 3,336,571
                                                                 -----------
                  Technology Hardware & Equipment - 14.6%
                  Communications Equipment - 13.1%
      56,850      Cisco Systems, Inc.*                           $ 1,553,711
      37,500      Corning, Inc.*                                     701,625
       6,160      F5 Networks, Inc.*                                 457,134
      32,380      Juniper Networks, Inc.*                            613,277
      35,300      Motorola, Inc.                                     725,768
                                                                 -----------
                                                                 $ 4,051,515
                                                                 -----------
                  Computer Hardware - 1.5%
      31,070      Palm, Inc.*(a)                                 $   437,776
                                                                 -----------
                  Total Technology Hardware &
                  Equipment                                      $ 4,489,291
                                                                 -----------
                  Semiconductors - 4.7%
                  Semiconductors - 4.7%
      13,100      Advanced Micro Devices, Inc.*                  $   266,585
       7,490      Maxim Integrated Products                          229,344
      32,700      Texas Instruments, Inc.                            941,760
                                                                 -----------
                                                                 $ 1,437,689
                                                                 -----------
                  Total Semiconductors                           $ 1,437,689
                                                                 -----------
                  Utilities - 2.1%
                  Independent Power Producer &
                  Energy Traders - 2.1%
      11,900      TXU Corp.                                      $   645,099
                                                                 -----------
                  Total Utilities                                $   645,099
                                                                 -----------
                  TOTAL COMMON STOCKS
                  (Cost $28,403,306)                             $30,795,778
                                                                 -----------

      Shares                                                           Value
                  TEMPORARY CASH INVESTMENT - 2.8%
                  Security Lending Collateral - 2.8%
     873,306      Securities Lending Investment Fund, 5.26%      $   873,306
                                                                 -----------
                  TOTAL TEMPORARY CASH
                  INVESTMENT
                  (Cost $873,306)                                $   873,306
                                                                 -----------
                  TOTAL INVESTMENT IN SECURITIES - 102.6%
                  (Cost $29,276,612)                             $31,669,084
                                                                 -----------
                  OTHER ASSETS
                  AND LIABILITIES - (2.6)%                       $  (795,763)
                                                                 -----------
                  TOTAL NET ASSETS - 100.0%                      $30,873,321
                                                                 ===========

*        Non-income producing security.
(A.D.R.) American Depositary Receipt
(a)      At December 31, 2006, the following securities were out on loan:

  Shares     Security                      Value
  7,722      Cooper Companies, Inc.     $343,629
 25,314      Palm, Inc.*                 356,674
  4,338      Repsol SA (A.D.R.)          149,661
                                        --------
             Total                      $849,964
                                        ========

   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      Year        Year        Year         Year            Year
                                                                     Ended       Ended       Ended         Ended          Ended
Class I                                                             12/31/06    12/31/05    12/31/04     12/31/03        12/31/02
Net asset value, beginning of period                                $ 13.39     $ 13.04     $ 12.22     $    9.75      $   14.95
                                                                    -------     -------     -------     ---------      ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $  0.03     $  0.04     $  0.09     $   (0.01)     $    0.00(a)
 Net realized and unrealized gain (loss) on investments                1.21        0.41        0.73          2.48          (5.19)
                                                                    -------     -------     -------     ---------      ---------
  Net increase (decrease) from investment operations                $  1.24     $  0.45     $  0.82     $    2.47      $   (5.19)
Distributions to shareowners:
 Net investment income                                                (0.03)      (0.10)         --         (0.00)(a)      (0.01)
                                                                    -------     -------     -------     ---------      ---------
Net increase (decrease) in net asset value                          $  1.21     $  0.35     $  0.82     $    2.47      $   (5.20)
                                                                    -------     -------     -------     ---------      ---------
Net asset value, end of period                                      $ 14.60     $ 13.39     $ 13.04     $   12.22      $    9.75
                                                                    =======     =======     =======     =========      =========
Total return*                                                          9.27%       3.48%       6.71%        25.35%        (34.71)%
Ratio of net expenses to average net assets+                           1.05%       0.96%       0.96%         1.08%          0.97%
Ratio of net investment income (loss) to average net assets+           0.21%       0.19%       0.71%       ( 0.05%)         0.01%
Portfolio turnover rate                                                  62%         79%        206%           58%            86%
Net assets, end of period (in thousands)                            $23,322     $26,986     $32,300     $  35,750      $  34,746
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          1.05%       0.96%       0.97%         1.08%          0.97%
 Net investment income (loss)                                          0.21%       0.19%       0.71%       ( 0.05%)         0.01%
Ratios with waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          1.05%       0.96%       0.96%         1.08%          0.97%
 Net investment income (loss)                                          0.21%       0.19%       0.71%       ( 0.05%)         0.01%

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $849,964) (cost     $  31,669,084
  $29,276,612)
 Cash                                                                                          73,028
 Receivables --
 Investment securities sold                                                                   107,200
 Dividends                                                                                     34,919
 Other                                                                                            828
                                                                                        -------------
   Total assets                                                                         $  31,885,059
                                                                                        -------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                        $      46,310
 Fund shares repurchased                                                                       23,391
 Upon return of securities loaned                                                             873,306
 Due to affiliates                                                                              6,420
 Accrued expenses                                                                              62,311
                                                                                        -------------
  Total liabilities                                                                     $   1,011,738
                                                                                        -------------
NET ASSETS:
 Paid-in capital                                                                        $  63,854,296
 Undistributed net investment income                                                           46,959
 Accumulated net realized loss on investments                                             (35,420,406)
 Net unrealized gain on investments                                                         2,392,472
                                                                                        -------------
   Total net assets                                                                     $  30,873,321
                                                                                        -------------
NET ASSET VALUE PER SHARE:
 Class I:
 (No par value, unlimited number of shares authorized)
 Net assets                                                                             $  23,322,308
 Shares outstanding                                                                         1,597,455
                                                                                        -------------
 Net asset value per share                                                              $       14.60
 Class II:
 (No par value, unlimited number of shares authorized)
   Net assets                                                                           $   7,551,013
 Shares outstanding                                                                           524,813
                                                                                        -------------
   Net asset value per share                                                            $       14.39

   The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                            Year Ended
                                                             12/31/06
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $1,232)        $  391,915
 Interest                                                        6,272
 Income on securities loaned, net                                1,078
                                                            ----------
  Total investment income                                   $  399,265
                                                            ----------
EXPENSES:
 Management fees                                            $  222,976
 Transfer agent fees and expenses                                3,221
 Distribution fees (Class II)                                   17,692
 Administrative reimbursements                                   7,150
 Custodian fees                                                 27,575
 Professional fees                                              31,154
 Printing expense                                               28,365
 Fees and expenses of nonaffiliated trustees                     8,356
 Miscellaneous                                                   6,623
                                                            ----------
  Total expenses                                            $  353,112
                                                            ----------
  Less fees paid indirectly                                       (972)
                                                            ----------
  Net expenses                                              $  352,140
                                                            ----------
    Net investment income                                   $   47,125
                                                            ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from investments                         $1,204,415
                                                            ----------
 Change in net unrealized gain from investments             $1,499,336
                                                            ----------
 Net gain on investments                                    $2,703,751
                                                            ==========
 Net increase in net assets resulting from operations       $2,750,876
                                                            ==========

10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             Year               Year
                                                                             Ended             Ended
                                                                           12/31/06           12/31/05
FROM OPERATIONS:
Net investment income                                                    $     47,125      $     49,245
Net realized gain on investments                                            1,204,415         3,211,502
Change in net unrealized gain (loss) on investments                         1,499,336        (2,083,627)
                                                                         ------------      ------------
  Net increase in net assets resulting from operations                   $  2,750,876      $  1,177,120
                                                                         ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
 Class I                                                                 $    (49,224)     $   (221,887)
 Class II                                                                          --           (50,023)
                                                                         ------------      ------------
  Total distributions to shareowners                                     $    (49,224)     $   (271,910)
                                                                         ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         $  1,593,421      $  2,192,354
Reinvestment of distributions                                                  49,224           271,910
Cost of shares repurchased                                                 (7,552,661)       (9,337,142)
                                                                         ------------      ------------
 Net decrease in net assets resulting from Fund share transactions       $ (5,910,016)     $ (6,872,878)
                                                                         ------------      ------------
 Net decrease in net assets                                              $ (3,208,364)     $ (5,967,668)
                                                                         ------------      ------------
NET ASSETS:
Beginning of year                                                          34,081,685        40,049,353
                                                                         ------------      ------------
End of year                                                              $ 30,873,321      $ 34,081,685
                                                                         ============      ============
Undistributed net investment income, end of year                         $     46,959      $     49,058
                                                                         ============      ============

 The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Growth Shares VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The investment objective of the Portfolio is to seek capital appreciation.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial highlights for the Portfolio's Class II shares are presented in a separate book.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange
   (NYSE)

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, Growth Shares Portfolio had a net capital loss carryforward of $35,044,842, of which the following amounts will expire between 2009 and 2011 if not utilized: $8,480,418 in 2009, $19,245,183 in
   2010 and $7,319,241 in 2011.

   The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

---------------------------------------------------------------------------------------
                                                                 2006            2005
---------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                            $     49,224       $271,910
 Long-Term Capital Gain                                               --             --
                                                            ---------------------------
                                                            $     49,224       $271,910
 Return of Capital                                                    --             --
                                                            ---------------------------
   Total Distributions                                      $     49,224       $271,910
                                                            ---------------------------
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                              $     46,959
 Undistributed long-term gain/(capital loss carryforward)    (35,044,843)
 Unrealized appreciation (depreciation)                        2,016,909
                                                            ------------
   Total                                                    $(32,980,975)
                                                            ============
---------------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees for Class II shares are calculated

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

   based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses (excluding transfer agent and the distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or sub custodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $1,841 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,423 in transfer agent fees payable to PIMSS at December 31, 2006.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $156 payable to PFD at December 31, 2006.

5. Aggregate Unrealized Appreciation and Depreciation
At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

------------------------------------------------------------------------------------------------
                                                                                        Net
                                                   Gross             Gross         Appreciation/
                                Tax Cost       Appreciation      Depreciation      (Depreciation
                             --------------   --------------   ----------------   --------------
 Growth Shares Portfolio      $29,652,175       $3,556,380       $ (1,539,471)      $2,016,909
                              ===========       ==========       ============       ==========
------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $19,738,235 and $25,747,363, respectively.

7. Commission Recapture and Expense Offset Arrangements
Effective July 15, 2005, the Portfolio has entered into commission recapture arrangements with brokers with whom PIM places trades on behalf of the Portfolio where they provide services to the Portfolio in addition to trade execution. These services included payments of certain expenses on behalf of the Portfolio. For the year ended December 31, 2006, expenses were reduced by $972 under this agreement. In addition, the Portfolio has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2006, the Portfolio's expenses were not reduced under such arrangements.

8. Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

-----------------------------------------------------------------------------------------------
Growth Shares Portfolio           '06 Shares       '06 Amount      '05 Shares       '05 Amount
-----------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                         23,372       $   317,217         34,054       $   438,600
 Reinvestment of distributions        3,819            49,224         17,362           221,887
 Shares repurchased                (445,513)       (6,086,390)      (512,773)       (6,658,363)
                                   -----------------------------------------------------------
   Net decrease                    (418,322)      $(5,719,949)      (461,357)      $(5,997,876)
                                   ===========================================================
 CLASS II:
 Shares sold                         96,505       $ 1,276,204        137,249       $ 1,753,754
 Reinvestment of distributions           --                --          3,965            50,023
 Shares repurchased                (109,182)       (1,466,271)      (205,695)       (2,678,779)
                                   -----------------------------------------------------------
   Net decrease                     (12,677)      $  (190,067)       (64,481)      $  (875,002)
                                   ===========================================================
-----------------------------------------------------------------------------------------------

9. New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Growth Shares VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Growth Shares VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Shares VCT Portfolios of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                               /s/ Ernst & Young LLP
Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio (the "Fund")
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                               (continued)
--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the fifth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the fifth quintile of the peer group for the three years ended June 30, 2006, and the fifth quintile for the five years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees, focusing on three-year total returns, concluded that the Fund underperformed relative to its peer group.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the fourth quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated assets levels, a break point in the management fee was not necessary. As the assets increase, the Trustees will continue to evaluate annually the appropriateness of break points.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Pioneer Investment Management, Inc.                         The trust's Board of Trustees provides broad supervision over the portfolio's affairs. The officers of the trust are responsible for the
Custodian                                                   trust's operations. The trust's Trustees and officers are listed
Brown Brothers Harriman & Co.                               below, together with their principal occupations during the past five years. Trustees who are interested persons of the trust within the
Independent Registered Public Accounting Firm               meaning of the 1940 Act are referred to as Interested Trustees.
Ernst & Young LLP                                           Trustees who are not interested persons of the trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of
Principal Underwriter                                       each of the 86 U.S. registered investment portfolios for which Pioneer
Pioneer Funds Distributor, Inc.                             serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the trust is 60 State
Legal Counsel                                               Street, Boston, Massachusetts 02109.
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                     POSITIONS HELD    LENGTH OF SERVICE             PRINCIPAL OCCUPATION DURING           OTHER DIRECTORSHIPS
NAME AND AGE         WITH THE TRUST    AND TERM OF OFFICE            PAST FIVE YEARS                       HELD BY THIS TRUSTEE
John F. Cogan, Jr.   Chairman of the   Trustee since 1994. Serves    Deputy Chairman and a Director of     Director of ICI Mutual
(80)*                Board, Trustee    until a successor trustee     Pioneer Global Asset Management       Insurance Company
                     and President     is elected or earlier         S.p.A. ("PGAM"); Non-Executive
                                       retirement or removal.        Chairman and a Director of Pioneer
                                                                     Investment Management USA Inc.
                                                                     ("PIM-USA"); Chairman and a
                                                                     Director of Pioneer; Chairman and
                                                                     Director of Pioneer Institutional
                                                                     Asset Management, Inc. (since
                                                                     2006); Director of Pioneer
                                                                     Alternative Investment Management
                                                                     Limited (Dublin); President and a
                                                                     Director of Pioneer Alternative
                                                                     Investment Management (Bermuda)
                                                                     Limited and affiliated funds;
                                                                     Director of PIOGLOBAL Real Estate
                                                                     Investment Fund (Russia) (until
                                                                     June 2006); Director of Nano-C,
                                                                     Inc. (since 2003); Director of Cole
                                                                     Investment Corporation (since
                                                                     2004); Director of Fiduciary
                                                                     Counseling, Inc.; President and
                                                                     Director of Pioneer Funds
                                                                     Distributor, Inc. ("PFD") (until
                                                                     May 2006); President of all of the
                                                                     Pioneer Funds; and Of Counsel,
                                                                     Wilmer Cutler Pickering Hale and
                                                                     Dorr LLP (counsel to PIM-USA and
                                                                     the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------

Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                              POSITIONS HELD   LENGTH OF SERVICE       PRINCIPAL OCCUPATION DURING          OTHER DIRECTORSHIPS HELD
NAME, AGE AND ADDRESS         WITH THE TRUST   AND TERM OF OFFICE      PAST FIVE YEARS                      BY THIS TRUSTEE
David R. Bock (63)            Trustee          Trustee since 2005.     Senior Vice President and Chief
3050 K. Street NW,                             Serves until a          Financial Officer, I-trax, Inc.      Director of The
Washington, DC 20007                           successor trustee is    (publicly traded health care         Enterprise Social
                                               elected or earlier      services company) (2001 - present);  Investment Company
                                               retirement or           Managing Partner, Federal City       (privately-held
                                               removal.                Capital Advisors (boutique merchant  affordable housing
                                                                       bank) (2002 to 2004); and Executive  finance company); and
                                                                       Vice President and Chief Financial   Director of New York
                                                                       Officer, Pedestal Inc. (internet-    Mortgage Trust (publicly
                                                                       based mortgage trading company)      traded mortgage REIT)
                                                                       (2000 - 2002)
----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)             Trustee          Trustee since 2000.     President, Bush International        Director of Brady
3509 Woodbine Street,                          Serves until a          (international financial advisory    Corporation
Chevy Chase, MD 20815                          successor trustee is    firm)                                (industrial
                                               elected or earlier                                           identification and
                                               retirement or                                                specialty coated
                                               removal.                                                     material products
                                                                                                            manufacturer);
                                                                                                            Director of Briggs &
                                                                                                            Stratton Co. (engine
                                                                                                            manufacturer);
                                                                                                            Director of Mortgage
                                                                                                            Guaranty Insurance
                                                                                                            Corporation; and
                                                                                                            Director of UAL
                                                                                                            Corporation (airline
                                                                                                            holding company)
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)     Trustee          Trustee since 2000.     Founding Director, The Winthrop      None
1001 Sherbrooke Street West,                   Serves until a          Group, Inc. (consulting firm); and
Montreal, Quebec, Canada                       successor trustee is    Desautels Faculty of Management,
H3A 1G5                                        elected or earlier      McGill University
                                               retirement or
                                               removal.
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)          Trustee          Trustee since 2006.     Private investor (2004 - present);   Director of Quadriserv
89 Robbins Avenue,                             Serves until a          and Senior Executive Vice            Inc. (technology
Berkeley Heights, NJ                           successor trustee is    President, The Bank of New York      products for
07922                                          elected or earlier      (financial and securities services)  securities lending
                                               retirement or           (1986 - 2004)                        industry)
                                               removal.
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)      Trustee          Trustee since 1995.     President and Chief Executive        Director of New
200 State Street, 12th                         Serves until a          Officer, Newbury, Piret & Company,   America High Income
Floor, Boston, MA 02109                        successor trustee is    Inc. (investment banking firm)       Fund, Inc. (closed-end
                                               elected or earlier                                           investment company)
                                               retirement or
                                               removal.
----------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)            Trustee          Trustee since 2000.     President, John Winthrop & Co.,      None
One North Adgers Wharf,                        Serves until a          Inc. (private investment firm)
Charleston, SC 29401                           successor trustee is
                                               elected or earlier
                                               retirement or
                                               removal.
----------------------------------------------------------------------------------------------------------------------------------

Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                            POSITIONS HELD   LENGTH OF SERVICE       PRINCIPAL OCCUPATION DURING          OTHER DIRECTORSHIPS HELD
NAME AND AGE                WITH THE TRUST   AND TERM OF OFFICE      PAST FIVE YEARS                      BY THIS OFFICER
Osbert M. Hood (54)+        Executive Vice   Since 2003. Serves      President and Chief Executive        Trustee of certain Pioneer
                            President        at the discretion of    Officer, PIM-USA since May 2003      Funds
                                             the Board               (Director since January 2001;
                                                                     Executive Vice President and Chief
                                                                     Operating Officer from November
                                                                     2000 - May 2003); Director of PGAM
                                                                     since June 2003; President and
                                                                     Director of Pioneer since May 2003;
                                                                     President and Director of Pioneer
                                                                     Institutional Asset Management,
                                                                     Inc. since February 2006; Chairman
                                                                     and Director of Pioneer Investment
                                                                     Management Shareholder Services,
                                                                     Inc. ("PIMSS") since May 2003;
                                                                     Director of PFD since May 2006;
                                                                     Director of Oak Ridge Investments,
                                                                     LLC (a registered investment
                                                                     adviser in which PIM-USA owns a
                                                                     minority interest) since January
                                                                     2005; Director of Vanderbilt
                                                                     Capital Advisors, LLC (an
                                                                     institutional investment adviser
                                                                     wholly- owned by PIM-USA) since
                                                                     June 2006; and Executive Vice
                                                                     President of all of the Pioneer
                                                                     Funds since June 2003

+Mr. Hood resigned as EVP effective January 9, 2007.
-----------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)    Secretary        Since 2000. Serves      Secretary of PIM-USA; Senior Vice    None
                                             at the discretion of    President - Legal of Pioneer;
                                             the Board               Secretary/ Clerk of most of
                                                                     PIM-USA's subsidiaries; and
                                                                     Secretary of all of the Pioneer
                                                                     Funds since September 2003
                                                                     (Assistant Secretary from November
                                                                     2000 to September 2003)
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)  Assistant        Since 2003. Serves      Vice President and Senior Counsel    None
                            Secretary        at the discretion of    of Pioneer since July 2002; Vice
                                             the Board               President and Senior Counsel of
                                                                     BISYS Fund Services, Inc. (April
                                                                     2001 to June 2002); Senior Vice
                                                                     President and Deputy General
                                                                     Counsel of Funds Distributor, Inc.
                                                                     (July 2000 to April 2001); and
                                                                     Assistant Secretary of all of the
                                                                     Pioneer Funds since September 2003
-----------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey       Assistant        Since 2006. Serves      Partner, Wilmer Cutler Pickering     None
 (45)                       Secretary        at the discretion of    Hale and Dorr LLP; and Assistant
                                             the Board               Secretary of all of the Pioneer
                                                                     Funds since July 2006.
-----------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)           Treasurer        Since 2000. Serves      Vice President - Fund Accounting,    None
                                             at the discretion of    Administration and Controllership
                                             the Board               Services of Pioneer; and Treasurer
                                                                     of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)        Assistant        Since 2004. Serves      Deputy Treasurer of Pioneer since    None
                            Treasurer        at the discretion of    2004; Treasurer and Senior Vice
                                             the Board               President, CDC IXIS Asset
                                                                     Management Services from 2002 to
                                                                     2003; Assistant Treasurer and Vice
                                                                     President, MFS Investment
                                                                     Management from 1997 to 2002; and
                                                                     Assistant Treasurer of all of the
                                                                     Pioneer Funds since November 2004
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)       Assistant        Since 2000. Serves      Assistant Vice President - Fund      None
                            Treasurer        at the discretion of    Accounting, Administration and
                                             the Board               Controllership Services of Pioneer;
                                                                     and Assistant Treasurer of all of
                                                                     the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)          Assistant        Since 2002. Serves      Fund Accounting Manager - Fund       None
                            Treasurer        at the discretion of    Accounting, Administration and
                                             the Board               Controllership Services of Pioneer;
                                                                     and Assistant Treasurer of all of
                                                                     the Pioneer Funds since May 2002
-----------------------------------------------------------------------------------------------------------------------------------

Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE       PRINCIPAL OCCUPATION DURING             OTHER DIRECTORSHIPS HELD
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE      PAST FIVE YEARS                         BY THIS OFFICER
Katherine Kim Sullivan    Assistant        Since 2003. Serves      Fund Administration Manager - Fund      None
(33)                      Treasurer        at the discretion of    Accounting, Administration and
                                           the Board               Controllership Services since June
                                                                   2003; Assistant Vice President -
                                                                   Mutual Fund Operations of State
                                                                   Street Corporation from June 2002
                                                                   to June 2003 (formerly Deutsche
                                                                   Bank Asset Management); Pioneer
                                                                   Fund Accounting, Administration and
                                                                   Controllership Services (Fund
                                                                   Accounting Manager from August 1999
                                                                   to May 2002); and Assistant
                                                                   Treasurer of all of the Pioneer
                                                                   Funds since September 2003
-----------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)   Chief            Since 2006. Serves      Chief Compliance Officer of Pioneer     None
                          Compliance       at the discretion of    and all of the Pioneer Funds since
                          Officer          the Board               March 2006; Vice President and
                                                                   Senior Counsel of Pioneer since
                                                                   September 2004; and Senior Vice
                                                                   President and Counsel, State Street
                                                                   Research & Management Company
                                                                   (February 1998 to September 2004)
-----------------------------------------------------------------------------------------------------------------------------------
The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A.
("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18659-01-0207

                                                           [LOGO]PIONEER
                                                                 Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                              Pioneer High Yield VCT Portfolio -- Class I Shares




                                                                   ANNUAL REPORT
                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                      2

  Comparing Ongoing Portfolio Expenses                  3

  Portfolio Management Discussion                       4

  Schedule of Investments                               5

  Financial Statements                                 11

  Notes to Financial Statements                        15

  Report of Independent Registered Public
    Accounting Firm                                    20

  Factors Considered by the Independent Trustees
    in Approving the Management Contract               21

  Trustees, Officers and Service Providers             24

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.


The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------
[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART]

Portfolio Diversification
(As a percentage of total investment in securities)

U.S. Corporate Bonds                                       72.1%
U.S. Common Stocks                                         17.3%
Convertible Corporate Bonds                                 6.3%
Convertible Preferred Stocks                                3.7%
Depositary Receipts for International Stocks                0.5%
Temporary Cash Investment                                   0.1%

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART]

Maturity Distribution
(As a percentage of total investment in securities)

0-1 year                                 3.0%
1-3 years                               20.2%
3-4 years                               32.2%
4-6 years                               33.9%
6-8 years                                7.2%
8+ years                                 3.5%

Five Largest Holdings
(As a percentage of long-term holdings)

  1.      Mueller Industries, Inc., 6.0%,
           11/1/14                              3.88%
  2.      DRS Technologies, Inc.,
           6.875%, 11/1/13                      3.54
  3.      Allegheny Energy Supply,
           7.8%, 3/15/11                        3.11
  4.      Wesco Distribution, Inc., 7.5%,
           10/15/17                             3.09
  5.      Forest City Enterprises,
           7.625%, 6/1/15                       3.08

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------
Prices and Distributions

                               12/31/06      12/31/05
Net Asset Value per Share     $ 11.01      $ 10.88

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $ 0.6009       $ 0.0731          $ 0.0801

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of Merrill Lynch
(ML) High Yield Master II Index and of the ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART]

         Pioneer High Yield      ML Index of Convertible         ML High Yield
           VCT Portfolio        Bonds(Speculative Quality)      Master II Index
5/00            10000                   10000                       10000
                10623                    8424                        9769
                12387                    7883                       10206
12/02           12211                    7747                       10013
                16215                   10535                       12831
12/04           17517                   11867                       14226
                17859                   11485                       14615
12/06           19379                   13454                       16335

Index comparisons begin on 4/30/00. The ML High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. The ML Index of Convertible Bonds (speculative quality) is a commonly accepted measure of the performance of speculative grade convertible bond securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class
(5/1/00)             10.10%
5 Years               9.36%
1 Year                8.52%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.


Share Class                                                              I
--------------------------------------------------------------------------------
       Beginning Account Value on 7/1/06                            $ 1,000.00
       Ending Account Value on 12/31/06                             $ 1,068.95
       Expenses Paid During Period*                                 $     3.86

* Expenses are equal to the Portfolio's annualized expense ratio of 0.74% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.


Share Class                                                             I
--------------------------------------------------------------------------------
       Beginning Account Value on 7/1/06                            $ 1,000.00
       Ending Account Value on 12/31/06                             $ 1,021.48
       Expenses Paid During Period*                                 $     3.77

* Expenses are equal to the Portfolio's annualized expense ratio of 0.74% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

Steady U.S. economic growth, low default rates and ample liquidity helped drive strong returns in the high-yield bond market during the 12 months ended December 31, 2006. Portfolio Manager Margaret Patel elaborates on the backdrop and explains why the Portfolio underperformed its benchmarks.

Q.   How did the Portfolio perform?

A. During the 12 months ended December 31, 2006, the Portfolio's Class I shares had a total return based on net asset value of 8.52%. By comparison, the Merrill Lynch High Yield Master II Index returned 11.77%, the Merrill Lynch Index of Convertible Securities/ Speculative Grade returned 17.15%, and the 100 funds underlying Lipper's Variable Annuity High Current Yield Funds Average returned 9.96%.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   What factors drove the high-yield market?

A. Continued steady economic growth in the U.S., historically low default rates, and abundant liquidity in the capital markets were among the catalysts for a strong 2006 for high-yield bonds. Healthy returns from equities also helped, as the performance of high-yield bonds and convertible securities, like the performance of stocks, is tied to the underlying health of corporate issuers. The positive backdrop encouraged investors to feel more comfortable investing in lower-quality high-yield bonds - particularly those in the automotive and airline sectors - propelling their outperformance of higher-quality alternatives.

Q.   Why did the Portfolio lag the two Merrill Lynch indexes?

A. The Portfolio underperformed the indexes because of our avoidance or underweighting of the top-performing areas of the market mentioned above. Our approach was predicated on our belief that the extra yield offered by lower-quality securities was not enough to compensate the Portfolio for the greater level of risk of potential future bankruptcies or erosion in credit quality inherent in them. Instead, we continued to focus on higher-quality securities, with particular focus on economically sensitive industries, including materials, industrials, and real estate.

Q.   Which investments performed best during the period? Which disappointed?

A. Hotel real estate investment trust (REIT) MeriStar Hospitality was bought by private equity firm, The Blackstone Group, with our holdings of the company's common stock purchased at a premium. The Portfolio also benefited from oil and gas pipeline operator Kinder Morgan, which is in the process of being bought out by the company's management team. Additionally, investments in Coeur d'Alene Mines and copper and gold produced Freeport McMoRan helped, as steel, copper and gold prices moved higher. Our convertible security holdings in industrial firm Roper Industries rose, reflecting stronger business fundamentals for the firm. Convertible securities of advertising agency Interpublic Group appreciated as a result of a management turnaround, and we benefited from our holdings in the common stock of Vertex Pharmaceuticals, which experienced promising results for the company's new hepatitis drug. Finally, the bonds we held in industrial and farm equipment manufacturer JLG Industries appreciated when Oshkosh Trucking announced its intention to purchase the firm.

     Detractors included the convertible securities of Millennium Chemical, which depreciated along with the underlying stock price because of concerns about slowing demand, lower prices, and the negative impact of lead paint litigation. Nova Chemical also declined due to lower operating results arising from higher input costs and softer prices for the company's basic commodity products. Paper and forest products manufacturers Abitibi and Bowater fell due to declining demand for newsprint and higher energy costs. Valiant Pharmaceuticals depreciated as a result of the firm's slow pace of new-drug development. The bonds of real estate developer Forest City Enterprises declined because of fears of a slowdown in real estate construction, and coal producer Massey Energy fell due to declining coal prices resulting from a combination of increased production and warmer weather that limited utilities' coal consumption.

Q.   What is your outlook?

A. We anticipate the U.S. economy to remain healthy and default rates to stay relatively low compared to historical averages, driven by solid economic growth and liquidity that has given even the most marginal of borrowers easy access to capital. We believe the Portfolio's emphasis on higher-quality issues should position it well if the market confronts tighter financial conditions, lower liquidity or slower economic growth. Historically, lower-rated credits have been more vulnerable to declines during economic slowdowns or periods of financial stringency, and their future performance remains particularly questionable in the wake of their outperformance during the past year.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

       Shares/   S&P/Moody's
   Principal     Ratings
       Amount    (unaudited)                                                              Value
                                 CONVERTIBLE PREFERRED STOCKS - 1.9%
                                 Materials - 1.3%
                                 Diversified Metals & Mining - 1.3%
       1,200     NR/NR           Freeport-MC Copp, 5.5%, 12/31/49                  $  1,564,950
                                                                                   ------------
                                 Total Materials                                   $  1,564,950
                                                                                   ------------
                                 Banks - 0.6%
                                 Thrifts & Mortgage Finance - 0.6%
      14,000     NR/NR           Sovereign Cap Trust IV, 4.375%, 3/1/34            $    693,000
                                                                                   ------------
                                 Total Banks                                       $    693,000
                                                                                   ------------
                                 TOTAL CONVERTIBLE PREFERRED STOCKS
                                 (Cost $1,831,500)                                 $  2,257,950
                                                                                   ------------
                                 CONVERTIBLE CORPORATE BONDS - 6.0%
                                 Materials - 0.6%
                                 Gold - 0.6%
 $   800,000     B-/NR           Coeur D'Alene Mines Corp., 1.25%, 1/15/24         $    756,000
                                                                                   ------------
                                 Total Materials                                   $    756,000
                                                                                   ------------
                                 Capital Goods - 1.1%
                                 Electrical Component & Equipment - 1.1%
   2,000,000     BB-/B1          Roper Industries, Inc., 1.4813%, 1/15/34          $  1,300,000
                                                                                   ------------
                                 Total Capital Goods                               $  1,300,000
                                                                                   ------------
                                 Media - 1.8%
                                 Advertising - 1.8%
   1,800,000     B/Ba3           Interpublic Group Co., 4.25%, 3/15/23 (144A)      $  2,200,500
                                                                                   ------------
                                 Total Media                                       $  2,200,500
                                                                                   ------------
                                 Retailing - 0.8%
                                 Automotive Retail - 0.8%
   1,000,000     B/B2            Sonic Automotive, Inc., 5.25%, 5/7/09             $    980,000
                                                                                   ------------
                                 Total Retailing                                   $    980,000
                                                                                   ------------
                                 Health Care Equipment & Services - 0.3%
                                 Health Care Equipment - 0.2%
     375,000     NR/NR           Epix Medical, 3.0%, 6/15/24 (144A)                $    299,063
                                                                                   ------------
                                 Total Health Care Equipment & Services            $    299,063
                                                                                   ------------
                                 Pharmaceuticals & Biotechnology - 0.5%
                                 Biotechnology - 0.5%
     615,000     NA/NA           Mannkind Corp., 3.75%, 12/15/13                   $    644,212
                                                                                   ------------
                                 Total Pharmaceuticals & Biotechnology             $    644,212
                                                                                   ------------
                                 Technology Hardware & Equipment - 0.8%
                                 Electronic Equipment & Instruments - 0.8%
   1,000,000     NR/NR           Veeco Instruments, 4.125%, 12/21/08               $    970,000
                                                                                   ------------
                                 Total Technology Hardware & Equipment             $    970,000
                                                                                   ------------
                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                 (Cost $7,102,208)                                 $  7,149,775
                                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

             S&P/Moody's
             Ratings
   Shares    (unaudited)                                                                Value
                             PREFERRED STOCKS - 1.6%
                             Real Estate - 1.6%
                             Real Estate Management & Development - 1.6%
  75,000                     Forest City Enterprises, 7.375%, 2/1/34             $  1,932,750
                                                                                 ------------
                             TOTAL PREFERRED STOCKS
                             (Cost $1,917,000)                                   $  1,932,750
                                                                                 ------------
                             COMMON STOCKS - 17.0%
                             Energy - 1.6%
                             Oil & Gas Exploration & Production - 0.3%
   8,110                     Pogo Producing Co.                                  $    392,848
                                                                                 ------------
                             Oil & Gas Refining & Marketing - 0.5%
   7,800                     Tesoro Petroleum Corp.                              $    513,006
                                                                                 ------------
                             Oil & Gas Storage & Transportation - 0.8%
   7,900                     Kinder Morgan, Inc.                                 $    835,425
                                                                                 ------------
                             Total Energy                                        $  1,741,279
                                                                                 ------------
                             Materials - 3.3%
                             Construction Materials - 0.1%
   1,752                     Texas Industries, Inc. (a)                          $    112,531
                                                                                 ------------
                             Diversified Chemical - 0.7%
  20,000                     Dow Chemical Co.                                    $    798,800
                                                                                 ------------
                             Diversified Metals & Mining - 0.9%
  17,600                     Barrick Gold Corp.                                  $    540,320
  10,400                     Freeport-McMoRan Copper & Gold, Inc. (Class B)           579,592
                                                                                 ------------
                                                                                 $  1,119,912
                                                                                 ------------
                             Industrial Gases - 0.5%
   8,200                     Air Products & Chemicals, Inc.                      $    576,296
                                                                                 ------------
                             Specialty Chemicals - 1.1%
   1,700                     Arch Chemicals, Inc.                                $     56,627
  63,100                     RPM, Inc.                                              1,318,159
                                                                                 ------------
                                                                                 $  1,374,786
                                                                                 ------------
                             Total Materials                                     $  3,982,325
                                                                                 ------------
                             Capital Goods - 1.9%
                             Electrical Component & Equipment - 1.4%
   6,200                     Cooper Industries, Inc.                             $    560,666
   5,200                     Franklin Electric Co., Inc.                              267,228
  19,500                     General Cable Corp.*                                     852,345
                                                                                 ------------
                                                                                 $  1,680,239
                                                                                 ------------
                             Industrial Machinery - 0.5%
  10,500                     ITT Corp.                                           $    596,610
                                                                                 ------------
                             Total Capital Goods                                 $  2,276,849
                                                                                 ------------

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             S&P/Moody's
             Ratings
  Shares     (unaudited)                                                                   Value
                             Commercial Services & Supplies - 0.5%
                             Office Services & Supplies - 0.5%
   9,200                     Avery Dennison Corp.                                   $    624,956
                                                                                    ------------
                             Total Commercial Services & Supplies                   $    624,956
                                                                                    ------------
                             Health Care Equipment & Services - 0.6%
                             Health Care Equipment - 0.6%
  12,550                     Beckman Coulter, Inc.                                  $    750,490
                                                                                    ------------
                             Total Health Care Equipment & Services                 $    750,490
                                                                                    ------------
                             Pharmaceuticals & Biotechnology - 2.3%
                             Biotechnology - 1.0%
  11,900                     PDL BioPharma, Inc.*                                   $    239,666
  25,699                     Vertex Pharmaceuticals, Inc.*                               961,657
                                                                                    ------------
                                                                                    $  1,201,323
                                                                                    ------------
                             Life Sciences Tools & Services - 1.3%
   5,300                     Applera Corp. - Applied Biosystems Group*              $    194,457
  15,100                     Bio-Rad Laboratories, Inc.*                               1,246,052
   3,400                     Pharmaceutical Product Development, Inc.                    109,548
                                                                                    ------------
                                                                                    $  1,550,057
                                                                                    ------------
                             Total Pharmaceuticals & Biotechnology                  $  2,751,380
                                                                                    ------------
                             Diversified Financials - 0.2%
                             Investment Banking & Brokerage - 0.2%
   4,900                     Lazard, Ltd.*                                          $    231,966
                                                                                    ------------
                             Total Diversified Financials                           $    231,966
                                                                                    ------------
                             Real Estate - 2.0%
                             Office Real Estate Investment Trusts - 0.0%
   1,500                     Equity Office Properties Trust (a)                     $     72,255
                                                                                    ------------
                             Retail Real Estate Investment Trusts - 1.0%
  22,900                     General Growth Pro TLB SC                              $  1,196,067
                                                                                    ------------
                             Specialized Real Estate Investment Trusts - 1.0%
  47,600                     Host Hotels & Resorts, Inc.                            $  1,168,580
                                                                                    ------------
                             Total Real Estate                                      $  2,436,902
                                                                                    ------------
                             Technology Hardware & Equipment - 0.5%
                             Electronic Equipment & Instruments - 0.5%
  10,000                     Amphenol Corp.                                         $    620,800
                                                                                    ------------
                             Total Technology Hardware & Equipment                  $    620,800
                                                                                    ------------
                             Utilities - 4.1%
                             Gas Utilities - 1.8%
   6,700                     Questar Corp.                                          $    556,435
  47,700                     Southern Union Co.                                        1,333,215
   9,600                     Washington Gas Light Co.                                    312,768
                                                                                    ------------
                                                                                    $  2,202,418
                                                                                    ------------
                             Independent Power Producer & Energy Traders - 2.0%
  42,600                     NRG Energy, Inc.*                                      $  2,386,026
                                                                                    ------------
                             Multi-Utilities - 0.3%
   3,700                     Public Service Enterprise Group, Inc.                  $    245,606
                                                                                    ------------
                             Total Utilities                                        $  4,834,050
                                                                                    ------------
                             TOTAL COMMON STOCKS
                             (Cost $17,473,371)                                     $ 20,250,997
                                                                                    ------------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

                 S&P/Moody's
   Principal     Ratings
      Amount     (unaudited)                                                                    Value
                                 CORPORATE BONDS - 69.1%
                                 Energy - 6.5%
                                 Coal & Consumable Fuels - 1.9%
 $ 2,500,000     B+/B2           Massey Energy Co., 6.875%, 12/15/13                     $  2,350,000
                                                                                         ------------
                                 Oil & Gas Refining & Marketing - 4.5%
   1,531,000     B+/B1           Frontier Oil Corp., 6.625%, 10/1/11                     $  1,527,173
   2,850,000     BB+/Ba1         Tesoro Corp., 6.25%, 11/1/12                               2,835,750
   1,000,000     BB+/Ba1         Tesoro Corp., 6.625%, 11/1/15                                992,500
                                                                                         ------------
                                                                                         $  5,355,423
                                                                                         ------------
                                 Total Energy                                            $  7,705,423
                                                                                         ------------
                                 Materials - 20.4%
                                 Aluminum - 1.8%
   2,300,000     B/B2            Novelis, Inc., 7.25%, 2/15/15                           $  2,225,250
                                                                                         ------------
                                 Commodity Chemicals - 7.6%
   1,750,000     B+/B1           Arco Chemical Co., 9.8%, 2/1/20                         $  2,021,250
   2,850,000     B+/B1           Georgia Gulf Corp, 9.5%, 10/15/14 (144A)                   2,778,750
   2,000,000     BB-/Ba2         Nova Chemicals Corp., 7.4%, 4/1/09                         2,025,000
   2,500,000     BB-/Ba3         Nova Chemicals Corp., 7.875%, 9/15/25                      2,275,000
                                                                                         ------------
                                                                                         $  9,100,000
                                                                                         ------------
                                 Construction Materials - 1.3%
   1,500,000     BB-/Ba3         Texas Industries, Inc, 7.25%, 7/15/13                   $  1,522,500
                                                                                         ------------
                                 Fertilizers & Agricultural Chemicals - 2.2%
   2,500,000     B+/Ba2          Scotts Co., 6.625%, 11/15/13                            $  2,618,750
                                                                                         ------------
                                 Metal & Glass Containers - 0.6%
     800,000     B/B2            Crown Cork and Seal Co., Inc., 7.375%, 12/15/26         $    748,000
                                                                                         ------------
                                 Paper Products - 4.3%
   2,250,000     B+/B2           Abitibi Consolidated, Inc., 8.55%, 8/1/10               $  2,137,500
     200,000     B+/B2           Abitibi-Consolidated, Inc., 6.0%, 6/20/13                    160,000
   3,100,000     B+/B2           Bowater, Inc., 6.5%, 6/15/13                               2,828,750
                                                                                         ------------
                                                                                         $  5,126,250
                                                                                         ------------
                                 Specialty Chemicals - 2.5%
   2,090,000     B+/B1           Millennium America, Inc., 7.625%, 11/15/26              $  1,907,125
   1,000,000     B+/B1           Millennium America, Inc., 9.25%, 6/15/08                   1,032,500
                                                                                         ------------
                                                                                         $  2,939,625
                                                                                         ------------
                                 Total Materials                                         $ 24,280,375
                                                                                         ------------
                                 Capital Goods - 17.1%
                                 Aerospace & Defense - 6.1%
   4,000,000     B/B3            DRS Technologies, Inc., 6.875%, 11/1/13                 $  4,030,000
   3,150,000     B+/Ba3          Esterline Technology, 7.75%, 6/15/13                       3,213,000
                                                                                         ------------
                                                                                         $  7,243,000
                                                                                         ------------
                                 Construction & Farm Machinery & Heavy Trucks - 0.6%
     750,000     B+/B1           Greenbrier Co., Inc., 8.375%, 5/15/15                   $    763,125
                                                                                         ------------
                                 Industrial Machinery - 7.4%
   2,500,000     B/B1            Gardner Denver, Inc., 8.0%, 5/1/13 (144A)               $  2,600,000
   1,800,000     BB-/Ba3         Manitowoc Co. Inc., 7.125%, 11/1/13                        1,818,000
   4,750,000     NR/NR           Mueller Industries, Inc. 6.0%, 11/1/14                     4,423,438
                                                                                         ------------
                                                                                         $  8,841,438
                                                                                         ------------

8    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/Moody's
   Principal     Ratings
      Amount     (unaudited)                                                                    Value
                                 Trading Companies & Distributors - 2.9%
 $ 3,500,000     B/B1            Wesco Distribution, Inc., 7.5%, 10/15/17                $  3,517,500
                                                                                         ------------
                                 Total Capital Goods                                     $ 20,365,063
                                                                                         ------------
                                 Consumer Durables & Apparel - 0.1%
                                 Homebuilding - 0.1%
     185,000     BB-/Ba2         Meritage Homes Corp., 6.25%, 3/15/15                    $    175,750
                                                                                         ------------
                                 Total Consumer Durables & Apparel                       $    175,750
                                                                                         ------------
                                 Media - 2.0%
                                 Advertising - 1.9%
   2,300,000     B/Ba3           Interpublic Group, Inc., 7.25%, 8/15/11                 $  2,323,000
                                                                                         ------------
                                 Total Media                                             $  2,323,000
                                                                                         ------------
                                 Health Care Equipment & Services - 1.3%
                                 Health Care Supplies - 1.3%
   1,500,000     CCC+/Caa1       Inverness Medical Innovation, 8.75%, 2/15/12            $  1,560,000
                                                                                         ------------
                                 Total Health Care Equipment & Services                  $  1,560,000
                                                                                         ------------
                                 Pharmaceuticals & Biotechnology - 1.6%
                                 Pharmaceuticals - 1.6%
   2,000,000     B+/Ba3          Valeant Pharmaceuticals, 7.0%, 12/15/11                 $  1,920,000
                                                                                         ------------
                                 Total Pharmaceuticals & Biotechnology                   $  1,920,000
                                                                                         ------------
                                 Real Estate - 6.8%
                                 Real Estate Management & Development - 2.9%
   3,435,000     BB-/Ba3         Forest City Enterprises, 7.625%, 6/1/15                 $  3,503,700
                                                                                         ------------
                                 Real Estate Investment Trusts - 1.7%
   1,500,000     BB-/B2          BF Saul Real Estate Investment Trust, 7.5%, 3/1/14      $  1,524,375
     500,000     B/B1            Crescent Real Estate, 9.25%, 4/15/09                         513,125
                                                                                         ------------
                                                                                         $  2,037,500
                                                                                         ------------
                                 Retail Real Estate Investment Trusts - 2.1%
   2,500,000     BB+/Ba1         Rouse Co Lp/TRC Co., ISSR, 6.75%, 5/1/13 (144A)         $  2,510,630
                                                                                         ------------
                                 Total Real Estate                                       $  8,051,830
                                                                                         ------------
                                 Technology Hardware & Equipment - 4.2%
                                 Electronic Equipment & Instruments - 2.9%
   1,835,000     B+/B1           General Cable Corp., 9.5%, 11/15/10                     $  1,945,100
   1,500,000     B/Ba1           Itron, Inc., 7.75%, 5/15/12                                1,533,750
                                                                                         ------------
                                                                                         $  3,478,850
                                                                                         ------------
                                 Technology Distributors - 1.2%
   1,600,000     BB+/Baa3        Anixter International Corp., 5.95%, 3/1/15              $  1,480,000
                                                                                         ------------
                                 Total Technology Hardware & Equipment                   $  4,958,850
                                                                                         ------------
                                 Utilities - 9.2%
                                 Electric Utilities - 5.0%
   3,300,000     BB-/Ba3         Allegheny Energy Supply, 7.8%, 3/15/11                  $  3,539,250
   1,000,000     BB-/Ba3         Allegheny Energy Supply, 8.25%, 4/15/12 (144A)             1,097,500
   1,300,000     B+/Ba3          CMS Energy Corp., 7.5%, 1/15/09                            1,340,625
                                                                                         ------------
                                                                                         $  5,977,375
                                                                                         ------------
                                 Independent Power Producer & Energy Traders - 1.1%
   1,333,000     B-/B1           NRG Energy, Inc., 7.375%, 1/15/17                       $  1,336,333
                                                                                         ------------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

                 S&P/Moody's
   Principal     Ratings
      Amount     (unaudited)                                                                    Value
                                 Multi-Utilities - 3.0%
 $ 3,000,000     B+/Ba3          CMS Energy Corp. 7.75%, 8/1/10                          $  3,165,000
     450,000     B+/Ba3          CMS Energy Corp., 6.875%, 12/15/15                           464,624
                                                                                         ------------
                                                                                         $  3,629,624
                                                                                         ------------
                                 Total Utilities                                         $ 10,943,332
                                                                                         ------------
                                 TOTAL CORPORATE BONDS
                                 (Cost $82,684,060)                                      $ 82,283,623
                                                                                         ============

     Shares
                 TEMPORARY CASH INVESTMENT  -  0.1%
                 Security Lending Collateral - 0.1%
     143,105     Securities Lending Investment Fund, 5.26%                               $    143,105
                                                                                         ------------
                 TOTAL TEMPORARY CASH INVESTMENT
                 (Cost $143,105)                                                         $    143,105
                                                                                         ------------
                 TOTAL INVESTMENT IN SECURITIES - 95.8%
                 (Cost $111,151,244)                                                     $114,018,200
                                                                                         ------------
                 OTHER ASSETS AND LIABILITIES - 4.2%                                     $  5,068,186
                                                                                         ------------
                 TOTAL NET ASSETS - 100.0%                                               $119,086,387
                                                                                         ============

N/R  Not rated by either S&P or Moody's.
*    Non-income producing security.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2006, the value of these securities amounted to $11,486,443 or 9.6% of net assets.
(a)  At December 31, 2005, the following securities were out on loan:

     Shares      Description                                Value
     1,125       Equity Office Properties Trust           $ 54,191
     1,314       Texas Industries, Inc.                     84,398
                                                          --------
                                                          $138,589
                                                          ========

10   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year        Year        Year        Year        Year
                                                               Ended       Ended       Ended       Ended       Ended
Class I                                                       12/31/06    12/31/05    12/31/04    12/31/03    12/31/02
Net asset value, beginning of period                          $ 10.88     $ 11.67     $ 11.45     $  9.27     $ 10.33
                                                              -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.59     $  0.61     $  0.62     $  0.76     $  0.92
 Net realized and unrealized gain (loss) on investments          0.29      ( 0.41)       0.27        2.18      ( 1.06)
                                                              -------    --------     -------     -------     -------
  Net increase (decrease) from investment operations          $  0.88     $  0.20     $  0.89     $  2.94     $ (0.14)
Distributions to shareowners:
 Net investment income                                         ( 0.60)     ( 0.61)     ( 0.62)     ( 0.76)     ( 0.92)
 Net realized gain                                             ( 0.15)     ( 0.38)     ( 0.05)         --          --
                                                              -------    --------     -------     -------     -------
  Net increase (decrease) in net asset value                  $  0.13     $ (0.79)    $  0.22     $  2.18     $ (1.06)
                                                              -------    --------     -------     -------     -------
Net asset value, end of period                                $ 11.01     $ 10.88     $ 11.67     $ 11.45     $  9.27
                                                              =======     =======     =======     =======     =======
Total return*                                                    8.52%       1.95%       8.03%      32.78%     ( 1.42)%
Ratio of net expenses to average net assets+                     0.74%       0.77%       0.78%       0.89%       1.02%
Ratio of net investment income to average net assets+            5.51%       5.52%       5.40%       7.22%       9.39%
Portfolio turnover rate                                            28%         37%         42%         48%         42%
Net assets, end of period (in thousands)                      $65,890    $ 63,452     $70,890     $66,587     $41,111
Ratios with no waiver of management fees and assumption of
expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                    0.74%       0.77%       0.78%       0.89%       1.02%
 Net investment income                                           5.51%       5.52%       5.40%       7.22%       9.39%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $138,589) (cost     $114,018,200
 $111,151,244)
 Cash                                                                                      2,859,436
 Receivables -
  Fund shares sold                                                                         1,010,098
  Dividends, interest and foreign taxes withheld                                           1,420,217
 Other                                                                                         2,532
                                                                                        ------------
  Total assets                                                                          $119,310,483
                                                                                        ------------
LIABILITIES:
 Payables -
  Fund shares repurchased                                                               $     21,435
  Upon return of securities loaned                                                           143,105
 Due to affiliates                                                                            11,768
 Accrued expenses                                                                             47,788
                                                                                        ------------
  Total liabilities                                                                     $    224,096
                                                                                        ------------
NET ASSETS:
 Paid-in capital                                                                        $116,285,176
 Undistributed net investment income                                                          11,917
 Accumulated net realized loss on investments                                               (77,662)
 Net unrealized gain on investments                                                        2,866,956
                                                                                        ------------
  Total net assets                                                                      $119,086,387
                                                                                        ------------
NET ASSET VALUE PER SHARE:
Class I:
(No par value, unlimited number of shares authorized)
  Net assets                                                                            $ 65,890,481
Shares outstanding                                                                         5,982,727
                                                                                        ------------
  Net asset value per share                                                             $      11.01
Class II:
(No par value, unlimited number of shares authorized)
  Net assets                                                                            $ 53,195,906
Shares outstanding                                                                         4,831,564
                                                                                        ------------
  Net asset value per share                                                             $      11.01

12   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                      Year
                                                                      Ended
                                                                     12/31/06
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $581)                 $  462,433
 Interest                                                           6,577,109
 Income on securities loaned, net                                       3,501
                                                                   ----------
   Total investment income                                         $7,043,043
                                                                   ----------
EXPENSES:
 Management fees                                                   $  732,223
 Transfer agent fees and expenses                                       3,010
 Distribution fees (Class II)                                         120,624
 Administrative reimbursements                                         23,540
 Custodian fees                                                        27,714
 Professional fees                                                     39,745
 Fees and expenses of nonaffiliated trustees                            3,723
 Miscellaneous                                                          5,855
                                                                   ----------
  Total expenses                                                   $  956,434
                                                                   ----------
  Net expenses                                                     $  956,434
                                                                   ----------
   Net investment income                                           $6,086,609
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss from investments                               $  (69,615)
                                                                   ----------
 Change in net unrealized gain or loss from investments            $3,072,205
                                                                   ----------
  Net gain on investments                                          $3,002,590
                                                                   ----------
  Net increase in net assets resulting from operations             $9,089,199
                                                                   ==========


The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         Year                Year
                                                                                         Ended              Ended
                                                                                       12/31/06            12/31/05
FROM OPERATIONS:
Net investment income                                                               $   6,086,609       $   6,046,966
Net realized gain (loss) on investments                                                   (69,615)          1,530,055
Change in net unrealized gain (loss) on investments                                     3,072,205          (5,535,598)
                                                                                    -------------       -------------
  Net increase in net assets resulting from operations                              $   9,089,199       $   2,041,423
                                                                                    -------------       -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I                                                                            $  (3,561,448)      $  (3,563,099)
 Class II                                                                              (2,573,283)         (2,466,908)
Net realized gain
 Class I                                                                                 (896,053)         (2,147,727)
 Class II                                                                                (641,246)         (1,587,624)
                                                                                    -------------       -------------
  Total distributions to shareowners                                                $  (7,672,030)      $  (9,765,358)
                                                                                    -------------       -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    $  42,128,260       $  43,512,782
Reinvestment of distributions                                                           7,664,420           9,721,259
Cost of shares repurchased                                                            (42,744,410)        (57,690,620)
                                                                                    -------------       -------------
  Net increase (decrease) in net assets resulting from Fund share transactions      $   7,048,270       $  (4,456,579)
                                                                                    -------------       -------------
  Net increase (decrease) in net assets                                             $   8,465,439       $ (12,180,514)
NET ASSETS:
Beginning of year                                                                     110,620,948         122,801,462
                                                                                    -------------       -------------
End of year                                                                         $ 119,086,387       $ 110,620,948
                                                                                    =============       =============
Undistributed net investment income, end of year                                    $      11,917       $      59,865
                                                                                    =============       =============

14   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer High Yield VCT Portfolio (The Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging
   Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. In addition, the non-diversified Portfolio may have concentrations in certain asset types, which may subject the Portfolio to additional risks. Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial highlights for the Portfolio's Class II shares are presented in a separate book.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

     in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

     The High Yield Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities. The Portfolio is not diversified, which means that it can invest a higher percentage of its asset in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

B.   Foreign Currency Translation
     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts
     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At December 31, 2006, the Portfolio had no open forward contracts.

D.   Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2006, no such taxes were paid.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The Portfolio elected to defer $4,026 in capital losses recognized between November 1, 2006 and December 31, 2006 to its fiscal year ending December 31, 2007.

   At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

-----------------------------------------------------------------------------------------------
                                       Undistributed Net     Accumulated Net
Portfolio                              Investment Income      Realized Loss     Paid-In Capital
-----------------------------------------------------------------------------------------------
 Pioneer High Yield VCT Portfolio             $174               $ (174)              $--
                                              ====               =======              ===
-----------------------------------------------------------------------------------------------

   The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

-----------------------------------------------------------------------------------------------
                                                          2006                      2005
 ----------------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                     $6,868,259                  $6,600,658
 Long-Term capital gain                                 803,771                   3,164,700
                                                   --------------------------------------------
                                                     $7,672,030                  $9,765,358
                                                   --------------------------------------------
   Total distributions                               $7,672,030                  $9,765,358
                                                   ============================================
 Distributable Earnings:
 Undistributed ordinary income                       $   44,667
 Undistributed long-term gain                           102,907
 Post October loss deferred                              (4,026)
 Unrealized appreciation                              2,657,663
                                                   --------------------------------------------
    Total                                            $2,801,211
                                                   ============================================
-----------------------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and interest accrual on preferred stock.

E.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006 Distribution fees for Class II are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

F.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

G.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or sub custodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $6,496 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,203 in transfer agent fees payable to PIMSS at December 31, 2006.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $1,069 payable to PFD at December 31, 2006.

5. Aggregate Unrealized Appreciation and Depreciation
At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

------------------------------------------------------------------------------------------------------------
                                                                                                  Net
                                                             Gross             Gross         Appreciation/
                                          Tax Cost       Appreciation      Depreciation      (Depreciation)
------------------------------------------------------------------------------------------------------------
 Pioneer High Yield VCT Portfolio      $111,339,168       $4,920,699       $ (2,241,667)       $2,679,032
                                       ============       ==========       =============       ===========

-------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.   Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $35,104,931 and $31,290,575, respectively.

7.   Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

--------------------------------------------------------------------------------------------------
 High Yield Portfolio           '06 Shares      '06 Amount       '05 Shares      '05 Amount
--------------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                      1,596,995      $17,290,829       1,902,148      $21,181,455
 Reinvestment of distributions      413,480        4,450,031         514,993        5,666,754
 Shares repurchased              (1,859,060)     (20,124,873)     (2,659,638)     (29,739,088)
                                 -----------------------------------------------------------------
   Net increase (decrease)          151,415      $ 1,615,987        (242,497)     $(2,890,879)
                                 =================================================================
 CLASS II:
 Shares sold                      2,285,628      $24,837,431       2,014,754      $22,331,327
 Reinvestment of distributions      298,606        3,214,389         368,486        4,054,505
 Shares repurchased              (2,087,846)     (22,619,537)     (2,495,978)     (27,951,532)
                                 -----------------------------------------------------------------
   Net increase (decrease)          496,388      $ 5,432,283        (112,738)     $(1,565,700)
                                 =================================================================
--------------------------------------------------------------------------------------------------

8.   New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of
Pioneer High Yield VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer High Yield VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst + Young LLP


Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------


The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
 MANAGEMENT CONTRACT                                               (continued)
--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Merrill Lynch High Yield Master II Index. The Fund's performance, based upon total return, was in the third quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the fourth quintile of the peer group for the three years ended June 30, 2006 and the first quintile for the five years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareholders. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield of the Fund, before deduction of expenses, relative to the yield of the index. The Trustees, focusing on three-year total returns, concluded that the Fund underperformed relative to its peers. The Trustees noted however that the Fund's performance trend was improving and five-year total returns were strong.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the second quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


     realization of any further economies of scale. The Trustees concluded that, given current and anticipated asset levels, break points in the management fee are not necessary at this time. The Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund). The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------
Investment Adviser
Pioneer Investment Management, Inc.                        Trustees and Officers
                                                           The trust's Board of Trustees provides broad
                                                           supervision over the portfolio's affairs. The officers of the
Custodian                                                  trust are responsible for the trust's operations. The trust's
Brown Brothers Harriman & Co.                              Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are
Independent Registered Public Accounting Firm              interested persons of the trust within the meaning
Ernst & Young LLP                                          of the 1940 Act are referred to as Interested Trustees.
                                                           Trustees who are not interested persons of the trust
Principal Underwriter                                      are referred to as Independent Trustees. Each of the Trustees
Pioneer Funds Distributor, Inc.                            serves as a trustee of each of the 86 U.S. registered
                                                           investment portfolios for which Pioneer serves as
Legal Counsel                                              investment adviser (the "Pioneer Funds"). The address
Wilmer Cutler Pickering Hale and Dorr LLP                  for all Interested Trustees and all officers of the
                                                           trust is 60 State Street, Boston, Massachusetts
Shareowner Services and Transfer                           02109.
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
 INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD        LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST        AND TERM OF OFFICE
John F. Cogan, Jr. (80)*   Chairman of the       Trustee since 1994. Serves
                           Board, Trustee        until a successor trustee
                           and President         is elected or earlier
                                                 retirement or removal.

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer Global Asset Management
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Investment
                           Corporation (since 2004); Director of Fiduciary Counseling, Inc.; President
                           and Director of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                           President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                           Pickering Hale and Dorr LLP (counsel to PIM-USA and the Pioneer Funds)

NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*   Director of ICI Mutual Insurance Company


Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
 TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               POSITIONS HELD   LENGTH OF SERVICE
NAME, AGE AND ADDRESS          WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (63)             Trustee          Trustee since 2005. Serves
3050 K. Street NW,                              until a successor trustee
Washington, DC 20007                            is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (58)              Trustee          Trustee since 2000. Serves
3509 Woodbine Street,                           until a successor trustee
Chevy Chase, MD 20815                           is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Trustee          Trustee since 2000. Serves
1001 Sherbrooke Street West,                    until a successor trustee
Montreal, Quebec, Canada                        is elected or earlier
H3A 1G5                                         retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (56)           Trustee          Trustee since 2006. Serves
89 Robbins Avenue,                              until a successor trustee
Berkeley Heights, NJ                            is elected or earlier
07922                                           retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (58)       Trustee          Trustee since 1995. Serves
200 State Street, 12th                          until a successor trustee
Floor, Boston, MA 02109                         is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (70)             Trustee          Trustee since 2000. Serves
One North Adgers Wharf,                         until a successor trustee
Charleston, SC 29401                            is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------

NAME, AGE AND ADDRESS          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (63)             Senior Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded
3050 K. Street NW,             health care services company) (2001 - present); Managing Partner, Federal
Washington, DC 20007           City Capital Advisors (boutique merchant bank) (2002 to 2004); and
                               Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-
                               based mortgage trading company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              President, Bush International (international financial advisory firm)
3509 Woodbine Street,
Chevy Chase, MD 20815
-----------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Founding Director, The Winthrop Group, Inc. (consulting firm); and
1001 Sherbrooke Street West,   Desautels Faculty of Management, McGill University
Montreal, Quebec, Canada
H3A 1G5
-----------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)           Private investor (2004 - present); and Senior Executive Vice President, The
89 Robbins Avenue,             Bank of New York (financial and securities services) (1986 - 2004)
Berkeley Heights, NJ
07922
-----------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)       President and Chief Executive Officer, Newbury, Piret & Company, Inc.
200 State Street, 12th         (investment banking firm)
Floor, Boston, MA 02109
-----------------------------------------------------------------------------------------------------------------
John Winthrop (70)             President, John Winthrop & Co., Inc. (private investment firm)
One North Adgers Wharf,
Charleston, SC 29401
-----------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS          OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (63)             Director of The Enterprise Social Investment
3050 K. Street NW,             Company (privately-held affordable housing
Washington, DC 20007           finance company); and Director of New York
                               Mortgage Trust (publicly traded mortgage
                               REIT)
-------------------------------------------------------------------------------
Mary K. Bush (58)              Director of Brady Corporation (industrial
3509 Woodbine Street,          identification and specialty coated material
Chevy Chase, MD 20815          products manufacturer); Director of Briggs
                               & Stratton Co. (engine manufacturer);
                               Director of Mortgage Guaranty Insurance
                               Corporation; and Director of UAL
                               Corporation (airline holding company)
-------------------------------------------------------------------------------
Margaret B.W. Graham (59)      None
1001 Sherbrooke Street West,
Montreal, Quebec, Canada
H3A 1G5
-------------------------------------------------------------------------------
Thomas J. Perna (56)           Director of Quadriserv Inc. (technology
89 Robbins Avenue,             products for securities lending industry)
Berkeley Heights, NJ
07922
-------------------------------------------------------------------------------
Marguerite A. Piret (58)       Director of New America High Income Fund,
200 State Street, 12th         Inc. (closed-end investment company)
Floor, Boston, MA 02109
-------------------------------------------------------------------------------
John Winthrop (70)             None
One North Adgers Wharf,
Charleston, SC 29401
-------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
 TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Osbert M. Hood (54)+         Executive Vice   Since 2003. Serves at the
                             President        discretion of the Board
+Mr. Hood resigned as EVP effective January 9, 2007.
--------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Christopher P. Harvey        Assistant        Since 2006. Serves at the
 (45)                        Secretary        discretion of the Board
--------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------

NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Osbert M. Hood (54)+         President and Chief Executive Officer, PIM-USA since May 2003 (Director since January 2001; Executive Vice President and Chief Operating Officer
                             from November 2000 - May 2003); Director of PGAM since June 2003;
                             President and Director of Pioneer since May 2003; President and Director of Pioneer Institutional Asset Management, Inc. since February 2006;
                             Chairman and Director of Pioneer Investment Management Shareholder
                             Services, Inc. ("PIMSS") since May 2003; Director of PFD since May 2006;
                             Director of Oak Ridge Investments, LLC (a registered investment adviser in which PIM-USA owns a minority interest) since January 2005; Director of
                             Vanderbilt Capital Advisors, LLC (an institutional investment adviser wholly-
                             owned by PIM-USA) since June 2006; and Executive Vice President of all of the Pioneer Funds since June 2003
-------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
-------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since July 2002; Vice
                             President and Senior Counsel of BISYS Fund Services, Inc. (April 2001 to
                             June 2002); Senior Vice President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001); and Assistant Secretary of all of
                             the Pioneer Funds since September 2003
-------------------------------------------------------------------------------------------------------------
Christopher P. Harvey        Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and Assistant Secretary
(45)                         of all of the Pioneer Funds since July 2006.
-------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and Senior Vice
                             President, CDC IXIS Asset Management Services from 2002 to 2003;
                             Assistant Treasurer and Vice President, MFS Investment Management from
                             1997 to 2002; and Assistant Treasurer of all of the Pioneer Funds since
                             November 2004
-------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Assistant Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Fund Accounting Manager - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds since May 2002
-------------------------------------------------------------------------------------------------------------

NAME AND AGE                      OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Osbert M. Hood (54)+              Trustee of certain Pioneer Funds
-------------------------------------------------------------------------------
Dorothy E. Bourassa (58)           None
-------------------------------------------------------------------------------
Christopher J. Kelley (42)         None
-------------------------------------------------------------------------------
Christopher P. Harvey              None
 (45)
-------------------------------------------------------------------------------
Vincent Nave (61)                  None
-------------------------------------------------------------------------------
Mark E. Bradley (47)               None
-------------------------------------------------------------------------------
Luis I. Presutti (41)              None
-------------------------------------------------------------------------------
Gary Sullivan (48)                 None
-------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio
-------------------------------------------------------------------------------
 TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TRUST OFFICERS
-------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE
Katherine Kim Sullivan    Assistant        Since 2003. Serves at the
(33)                      Treasurer        discretion of the Board
-------------------------------------------------------------------------------
Terrence J. Cullen (45)   Chief            Since 2006. Serves at the
                          Compliance       discretion of the Board
                          Officer
-------------------------------------------------------------------------------

NAME AND AGE              PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Katherine Kim Sullivan    Fund Administration Manager - Fund Accounting, Administration and
(33)                      Controllership Services since June 2003; Assistant Vice President - Mutual
                          Fund Operations of State Street Corporation from June 2002 to June 2003
                          (formerly Deutsche Bank Asset Management); Pioneer Fund Accounting,
                          Administration and Controllership Services (Fund Accounting Manager from
                          August 1999 to May 2002); and Assistant Treasurer of all of the Pioneer
                          Funds since September 2003
-------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)   Chief Compliance Officer of Pioneer and all of the Pioneer Funds since
                          March 2006; Vice President and Senior Counsel of Pioneer since
                          September 2004; and Senior Vice President and Counsel, State Street
                          Research & Management Company (February 1998 to September 2004)
-------------------------------------------------------------------------------------------------------------

NAME AND AGE              OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katherine Kim Sullivan    None
(33)
-------------------------------------------------------------------------------
Terrence J. Cullen (45)   None
-------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)



Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18651-01-0207


                                                        [LOGO] PIONEER
                                                               INVESTMENTS(R)





                 PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer International Value VCT Portfolio -- Class I Shares






                                                               ANNUAL REPORT

                                                           December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer International Value VCT Portfolio

  Portfolio and Performance Update                              2

  Comparing Ongoing Portfolio Expenses                          3

  Portfolio Management Discussion                               4

  Schedule of Investments                                       6

  Financial Statements                                         10

  Notes to Financial Statements                                14

  Report of Independent Registered Public
    Accounting Firm                                            20

  Factors Considered by the Independent Trustees
    in Approving the Management Contract                       21

  Trustees, Officers and Service Providers                     24


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED DOCUMENT.]

Portfolio Diversification
(As a percentage of total investment portfolio)

International Common Stocks                             86.6%
Depositary Receipts for International Stocks             7.4%
U.S. Common Stocks                                       3.2%
International Preferred Stocks                           1.8%
Temporary Cash Investments                               1.0%

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED DOCUMENT.]

Geographical Distribution
(As a percentage of equity holdings)

Other (individually less than 1%)                        3.4%
Japan                                                   28.9%
United Kingdom                                          13.5%
France                                                   8.5%
Switzerland                                              7.3%
Germany                                                  6.9%
Brazil                                                   3.4%
South Korea                                              3.3%
Australia                                                3.0%
Russia                                                   3.0%
Italy                                                    2.7%
Singapore                                                2.4%
Turkey                                                   1.6%
Ireland                                                  1.5%
Belgium                                                  1.5%
Sweden                                                   1.4%
United States                                            1.3%
South Africa                                             1.1%
Taiwan                                                   1.1%
Netherlands                                              1.1%
Austria                                                  1.1%
Mexico                                                   1.0%
Spain                                                    1.0%


Five Largest Holdings
(As a percentage of equity holdings)

1.  Toyota Motor Co.              2.45%
2.  Royal Bank of Scotland
      Group Plc                   2.37
3.  CS Group                      2.30
4.  JFE Holdings, Inc.            1.97
5.  BNP Paribas SA                1.91

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------
Prices and Distributions

                               12/31/06     12/31/05
Net Asset Value per Share      $16.77       $13.71

                                Net
Distributions per Share      Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)          Income         Capital Gains     Capital Gains
                             $ 0.0713       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer International Value VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) All Country World (ex. U.S.) Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART IN THE PRINTED DOCUMENT.]

12/96            10000            10000
                 10487            10204
12/98            10138            11680
                 14638            15289
12/00            11343            12983
                  8650            10452
12/02             7499             8919
                  9753            12612
12/04            11578            15306
                 13382            17925
12/06            16453            22793

The Morgan Stanley Capital International (MSCI) All Country World (ex. U.S.) Index measures the performance of developed and emerging market stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.
--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
10 Years                                                               5.10%
5 Years                                                               13.72%
1 Year                                                                22.94%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Value VCT
Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

       Share Class                                        I
       --------------------------------------------------------
       Beginning Account Value on 7/1/06              $1,000.00
       Ending Account Value on 12/31/06               $1,138.44
       Expenses Paid During Period*                   $    7.49

* Expenses are equal to the Portfolio's annualized expense ratio of 1.39% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Value VCT
Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                               I
----------------------------------------------------------------
       Beginning Account Value on 7/1/06              $1,000.00
       Ending Account Value on 12/31/06               $1,018.05
       Expenses Paid During Period*                   $    7.07

* Expenses are equal to the Portfolio's annualized expense ratio of 1.39% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

International stocks delivered strong returns during the fiscal year, led in large measure by stocks in Europe and the emerging markets. In the following interview, portfolio manager Christopher Smart discusses the factors that affected performance during the reporting period.

Q.   How did the Portfolio perform during the year ended December 31, 2006?

A. For the fourth straight year, the Portfolio achieved strong double-digit returns. Class I shares had a total return of 22.94% at net asset value for the 12-month period. An overweight position in emerging markets and financial stocks in Europe contributed significantly to this return. However, the Portfolio trailed the 24.35% average return for the 133 International Large-Cap Core funds in its Lipper category. The Portfolio also lagged the 27.16% return for the Morgan Stanley Capital International
     (MSCI) All Country World Index (excluding the United States) for the same period; however, the performance of the benchmark does not reflect any management fees or transaction expenses.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   What were the major factors that contributed to performance?

A. The fiscal year proved to be a good time to be invested in European stock markets. Diversified financial stocks were standout performers. BNP Paribas (France) continued to deliver good results on growing sales across its diverse distribution platforms, while U.K.-based Barclays Bank benefited from the success of its domestic retail banking arm, which experienced increased revenue from both its savings account and mortgage financing businesses. In the utility sector, the German electricity provider RWE profited from strong demand for electricity domestically and a more favorable pricing environment.

Q. The emerging markets had a setback last spring but resumed their rally. Are you still optimistic about this sector?

A. Very much so. Investments in Russia, South Korea and China were very rewarding. Mobile Telesystems, a provider of wireless telecommunications services, gained new users across Russia and beyond its borders in Ukraine and Kazakhstan. Hyundai Heavy Industries, one of the world's largest shipbuilders, was a prime beneficiary of surging global demand, and this Korean company has a three-year order book for most of its ships. China Life Insurance climbed 129% for the period. But given the dramatic appreciation in this stock, which has become overvalued in our opinion, we sold the position to lock in gains.

Q.   What investments detracted from performance?

A. Investments in Turkey suffered last May when global inflationary concerns sparked a more cautious outlook and a brief flight to quality. While most emerging markets investments began to recover when inflation fears abated, Turkish stocks continued to decline in response to the government's rising

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     current account deficit, climbing interest rates and a weakening currency. A slight overweight in Turkey relative to its benchmark also hurt the Portfolio's performance.

     Although the Japanese market rose 12% for the year, the Portfolio's particular mix of stocks produced a combined return of 17%. This was gratifying, except for the fact that even that performance failed to keep pace with the benchmark and our decision to overweight the country also lowered returns. Nevertheless, we continue to see good potential for growth in Japan, given the improvement in domestic spending.

Q.   Did you make any noteworthy changes to the portfolio during the year?

A. We did make some adjustments in the struggling telecommunications service sector in Europe. Wireless provider Vodafone Group (United Kingdom) and telecommunications provider France Telecom both produced disappointing results before we sold them. The industry faces a variety of challenges, including intense competition and high costs of investing in quickly-changing technologies.

Q. After a multi-year rally in international stocks, are you still confident about the sector?

A. Yes, we remain upbeat for the foreseeable future. Global growth remains fairly robust - particularly in the emerging markets, where we believe the risks associated with these investments are lower than at any other time in their recent history. We do not think these markets will not be immune from economic cycles, but we believe their overall growth should be better than the more developed countries. In the developed markets of Europe and Japan, which constitute the majority of the Portfolio's holdings, we think stock prices remain attractive and economic growth shows signs of improvement.

     We believe the chief risks for international stock investing remain a global economic slowdown and rising interest rates. However, while we think the outlook is still favorable for international stocks, we intend to keep a sharp eye on valuations to ensure that prices remain reasonable relative to earnings prospects.






     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

    Shares                                                                Value
              PREFERRED STOCKS - 1.8%
              Automobiles & Components - 0.5%
              Automobile Manufacturers - 0.5%
       245    Porsche AG                                            $   311,536
                                                                    -----------
              Total Automobiles & Components                        $   311,536
                                                                    -----------
              Utilities - 1.3%
              Multi-Utilities - 1.3%
     7,912    RWE AG - Non-Voting                                   $   750,570
                                                                    -----------
              Total Utilities                                       $   750,570
                                                                    -----------
              TOTAL PREFERRED STOCKS
              (Cost $1,170,287)                                     $ 1,062,106
                                                                    -----------
              COMMON STOCKS - 95.5%
              Energy - 8.8%
              Integrated Oil & Gas - 7.0%
    12,728    Gazprom (A.D.R.)                                      $   585,886
     6,130    Lukoil Holding (A.D.R.)*                                  535,762
     6,361    Petrobras Brasileiro (A.D.R.)                             590,046
    15,475    Repsol SA                                                 534,141
    27,900    Royal Dutch Shell Plc                                     983,858
    10,809    Total SA                                                  779,252
                                                                    -----------
                                                                    $ 4,008,945
                                                                    -----------
              Oil & Gas Equipment & Services - 0.4%
     3,812    Technip                                               $   261,513
                                                                    -----------
              Oil & Gas Exploration &
              Production - 1.4%
   550,630    CNOOC, Ltd.                                           $   521,136
     9,700    Norsk Hydro AS*                                           298,103
                                                                    -----------
                                                                    $   819,239
                                                                    -----------
              Total Energy                                          $ 5,089,697
                                                                    -----------
              Materials - 8.8%
              Commodity Chemicals - 1.0%
    85,200    Asahi Kasei Corp.*                                    $   558,372
                                                                    -----------
              Construction Materials - 1.8%
     3,781    CRH Plc                                               $   157,013
     7,432    Holcim, Ltd.                                              679,055
     1,313    Lafarge                                                   195,212
                                                                    -----------
                                                                    $ 1,031,280
                                                                    -----------
              Diversified Metals & Mining - 2.5%
    30,722    Broken Hill Proprietary Co., Ltd.                     $   611,036
     8,770    Freeport-McMoRan Copper & Gold, Inc.
              (Class B)                                                 488,752
     6,358    Rio Tinto Plc                                             337,914
                                                                    -----------
                                                                    $ 1,437,702
                                                                    -----------


    Shares                                                                Value
              Steel - 3.5%
    28,241    Companhia Vale do Rio Doce (A.D.R.)                   $   741,326
    17,600    Hitachi Metals, Ltd.                                      187,600
    21,600    JFE Holdings, Inc.                                      1,106,924
                                                                    -----------
                                                                    $ 2,035,850
                                                                    -----------
              Total Materials                                       $ 5,063,204
                                                                    -----------
              Capital Goods - 12.2%
              Building Products - 1.4%
    33,000    Asahi Glass Co., Ltd.                                 $   396,662
     4,750    Compagnie de Saint Gobain                                 398,829
                                                                    -----------
                                                                    $   795,491
                                                                    -----------
              Construction & Farm Machinery &
              Heavy Trucks - 1.7%
    15,770    Daewoo Heavy Industries &
              Machinery, Ltd.                                       $   494,307
     3,700    Hyundai Heavy Industries*                                 499,688
                                                                    -----------
                                                                    $   993,995
                                                                    -----------
              Electrical Component &
              Equipment - 0.4%
     2,166    Schneider Electric SA                                 $   239,514
                                                                    -----------
              Heavy Electrical Equipment - 1.5%
    94,200    Mitsubishi Electric Corp.                             $   860,663
                                                                    -----------
              Industrial Conglomerates - 4.0%
    42,000    Hutchinson Whampoa, Ltd.                              $   425,418
    62,800    Keppel Corp.                                              718,922
   115,870    KOC Holding AS*                                           446,152
     7,293    Siemens                                                   727,210
                                                                    -----------
                                                                    $ 2,317,702
                                                                    -----------
              Industrial Machinery - 1.3%
    17,338    AB SKF                                                $   318,625
    31,320    Nabtesco Corp.                                            392,999
                                                                    -----------
                                                                    $   711,624
                                                                    -----------
              Trading Companies & Distributors - 1.9%
    43,100    Mitsubishi Corp.*                                     $   808,716
    11,655    Wolseley                                                  280,410
                                                                    -----------
                                                                    $ 1,089,126
                                                                    -----------
              Total Capital Goods                                   $ 7,008,115
                                                                    -----------
              Commercial Services & Supplies - 0.2%
              Office Services & Supplies - 0.2%
     6,200    Buhrmann NV                                           $    92,094
                                                                    -----------
              Total Commercial Services &
              Supplies                                              $    92,094
                                                                    -----------
              Transportation - 1.4%
              Air Freight & Couriers - 0.8%
     1,325    Panalpina Welttransport Holding AG                    $   180,599
     6,727    TNT NV                                                    289,343
                                                                    -----------
                                                                    $   469,942
                                                                    -----------

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Shares                                                          Value
                  Railroads - 0.6%
         49       East Japan Railway Co.                       $   326,712
                                                               -----------
                  Total Transportation                         $   796,654
                                                               -----------
                  Automobiles & Components - 4.6%
                  Auto Parts & Equipment - 1.0%
     14,895       Denso Corp.                                  $   591,391
                                                               -----------
                  Automobile Manufacturers - 3.1%
      6,087       Hyundai Motor Co., Ltd.*                     $   442,048
     21,000       Toyota Motor Co.                               1,377,138
                                                               -----------
                                                               $ 1,819,186
                                                               -----------
                  Tires & Rubber - 0.4%
      1,977       Continental AG                               $   229,784
                                                               -----------
                  Total Automobiles & Components               $ 2,640,361
                                                               -----------
                  Consumer Durables & Apparel - 3.6%
                  Apparel, Accessories & Luxury
                  Goods - 0.3%
      3,131       Adidas-Salomon AG                            $   155,859
                                                               -----------
                  Consumer Electronics - 1.8%
     39,000       Matsushita Electric Industrial Co., Ltd.     $   784,195
      5,700       TomTom NV*                                       246,018
                                                               -----------
                                                               $ 1,030,213
                                                               -----------
                  Homebuilding - 0.8%
     15,575       Persimmon Plc.                               $   465,355
                                                               -----------
                  Leisure Products - 0.3%
      6,000       Sega Sammy Holdings, Inc.                    $   161,989
                                                               -----------
                  Photographic Products - 0.4%
     10,400       Agfa Gevaert NV*                             $   265,582
                                                               -----------
                  Total Consumer Durables & Apparel            $ 2,078,998
                                                               -----------
                  Consumer Services - 0.6%
                  Casinos & Gaming - 0.2%
      3,938       Opap SA                                      $   152,127
                                                               -----------
                  Hotels, Resorts & Cruise Lines - 0.4%
      4,510       Carnival Corp.                               $   221,216
                                                               -----------
                  Total Consumer Services                      $   373,343
                                                               -----------
                  Media - 1.0%
                  Broadcasting & Cable TV - 0.4%
     20,695       Mediaset S.p.A                               $   245,449
                                                               -----------
                  Movies & Entertainment - 0.6%
      8,315       Vivendi SA                                   $   323,790
                                                               -----------
                  Total Media                                  $   569,239
                                                               -----------
                  Retailing - 2.9%
                  Apparel Retail - 1.1%
    140,674       Truworths International, Ltd.                $   640,702
                                                               -----------


     Shares                                                          Value
                  Department Stores - 1.8%
      1,100       Pinault-Printemps Redoute*                   $   164,264
     62,740       Takashimaya Co., Ltd.*                           887,535
                                                               -----------
                                                               $ 1,051,799
                                                               -----------
                  Total Retailing                              $ 1,692,501
                                                               -----------
                  Food & Drug Retailing - 0.5%
                  Drug Retail - 0.5%
     18,700       Alliance Boots Plc                           $   305,261
                                                               -----------
                  Total Food & Drug Retailing                  $   305,261
                                                               -----------
                  Food, Beverage & Tobacco - 4.1%
                  Brewers - 0.7%
     18,350       South African Breweries Plc                  $   421,086
                                                               -----------
                  Distillers & Vintners - 0.8%
     25,400       C&C Group Plc                                $   449,413
                                                               -----------
                  Packaged Foods & Meats - 0.9%
      1,413       Nestle SA (Registered Shares)                $   500,971
                                                               -----------
                  Soft Drinks - 1.0%
      4,944       Fomento Economico Mexicano SA de C.V.        $   572,317
                                                               -----------
                  Tobacco - 0.7%
     15,530       British American Tobacco Plc                 $   434,515
                                                               -----------
                  Total Food, Beverage & Tobacco               $ 2,378,302
                                                               -----------
                  Household & Personal Products - 1.5%
                  Household Products - 0.3%
      3,768       Reckitt Benckiser Plc                        $   172,218
                                                               -----------
                  Personal Products - 1.2%
     22,170       Kose Corp.                                   $   669,255
                                                               -----------
                  Total Household & Personal
                  Products                                     $   841,473
                                                               -----------
                  Health Care Equipment & Services - 0.7%
                  Health Care Equipment - 0.5%
      2,130       Synthes, Inc.                                $   253,840
                                                               -----------
                  Health Care Services - 0.2%
        989       Fresenius Medical Care AG                    $   131,382
                                                               -----------
                  Total Health Care Equipment &
                  Services                                     $   385,222
                                                               -----------
                  Pharmaceuticals & Biotechnology - 4.6%
                  Pharmaceuticals - 4.6%
      9,887       Astrazeneca Plc                              $   530,508
     20,300       Daiichi Sankyo Co., Ltd.                         634,419
      5,194       Roche Holdings AG                                929,087
      2,751       Shire Pharmaceuticals Group
                  Plc (A.D.R.)                                     169,902
      5,558       UCB SA                                           380,983
                                                               -----------
                                                               $ 2,644,899
                                                               -----------
                  Total Pharmaceuticals &
                  Biotechnology                                $ 2,644,899
                                                               -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                     (continued)
--------------------------------------------------------------------------------

      Shares                                                      Value
                  Banks - 16.4%
                  Diversified Banks - 16.4%
      69,021      Banca Intesa S.p.A.                       $   531,446
      55,500      Barclays Plc                                  790,534
       9,890      BNP Paribas SA                              1,074,015
      16,596      Commonwealth Bank of Australia                646,534
      13,947      Depfa Bank Plc                                250,286
      40,900      Development Bank of Singapore, Ltd.           602,505
       7,100      Dexia*                                        194,364
       5,170      Kookmin Bank (A.D.R.)*                        416,909
          --      Mitsubishi UFJ Financial Group, Inc.            1,244
         140      Mizuho Financial Group, Inc.*               1,001,147
      34,193      Royal Bank of Scotland Group Plc            1,329,329
       3,947      Societe Generale                              667,653
          49      Sumitomo Mitsui Financial Group, Inc.         499,761
      97,806      Turkiye Is Bankasi (Isbank)                   445,297
       6,136      Uniao de Bancos Brasileiros S.A.
                  (Unibanco) (G.D.R.) (144A) (b)                570,403
      22,942      Westpac Banking Corp.                         437,605
                                                            -----------
                                                            $ 9,459,032
                                                            -----------
                  Total Banks                               $ 9,459,032
                                                            -----------
                  Diversified Financials - 4.1%
                  Asset Management & Custody
                  Banks - 0.3%
      17,177      Man Group Plc                             $   175,765
                                                            -----------
                  Diversified Capital Markets - 3.0%
      18,547      CS Group                                  $ 1,293,717
       3,320      Deutsche Bank AG                              443,696
                                                            -----------
                                                            $ 1,737,413
                                                            -----------
                  Investment Banking & Brokerage - 0.8%
      24,200      Nomura Securities Co., Ltd.               $   457,766
                                                            -----------
                  Total Diversified Financials              $ 2,370,944
                                                            -----------
                  Insurance - 3.8%
                  Multi-Line Insurance - 3.0%
      32,797      Aviva Plc                                 $   528,658
      16,581      AXA                                           668,428
       1,942      Zurich Financial Services                     520,880
                                                            -----------
                                                            $ 1,717,966
                                                            -----------
                  Property & Casualty Insurance - 0.8%
      41,840      Mitsui Sumitomo Insurance Co.             $   458,317
                                                            -----------
                  Total Insurance                           $ 2,176,283
                                                            -----------
                  Real Estate - 1.5%
                  Real Estate Management & Development - 1.5%
      35,681      Mitsui Fudosan Co.*                       $   872,495
                                                            -----------
                  Total Real Estate                         $   872,495
                                                            -----------
                  Software & Services - 0.3%
                  Application Software - 0.3%
       2,900      Sap AG                                    $   153,985
                                                            -----------
                  Total Software & Services                 $   153,985
                                                            -----------


      Shares                                                      Value
                  Technology Hardware & Equipment - 3.2%
                  Communications Equipment - 0.8%
     115,966      Ericsson LM Tel Sur B                     $   467,353
                                                            -----------
                  Electronic Equipment & Instruments - 1.0%
       7,377      Nidec Corp.                               $   571,331
                                                            -----------
                  Office Electronics - 1.4%
      14,418      Canon, Inc.                               $   816,396
                                                            -----------
                  Total Technology Hardware &
                  Equipment                                 $ 1,855,080
                                                            -----------
                  Semiconductors - 2.7%
                  Semiconductor Equipment - 1.6%
      11,594      Tokyo Electron, Ltd.                      $   915,424
                                                            -----------
                  Semiconductors - 1.1%
      45,365      Hon Hai Precision Industry, (G.D.R)*      $   638,853
                                                            -----------
                  Total Semiconductors                      $ 1,554,277
                                                            -----------
                  Telecommunication Services - 5.8%
                  Alternative Carriers - 2.4%
      12,800      Fastweb                                   $   728,433
      88,280      Inmarsat Plc                                  657,476
                                                            -----------
                                                            $ 1,385,909
                                                            -----------
                  Integrated Telecommunication Services - 2.4%
         126      Nippon Telegraph & Telephone Corp.        $   622,515
      23,148      Telekom Austria AG                            619,481
      19,881      Telekomunikacja Polska SA                     167,869
                                                            -----------
                                                            $ 1,409,865
                                                            -----------
                  Wireless Telecommunication Services - 1.0%
      11,427      Mobile Telesystems (A.D.R.)               $   573,521
                                                            -----------
                  Total Telecommunication Services          $ 3,369,295
                                                            -----------
                  Utilities - 2.3%
                  Electric Utilities - 2.3%
      11,500      Chubu Electric Power Co., Inc.            $   343,408
       7,071      E.On AG                                       959,126
                                                            -----------
                                                            $ 1,302,534
                                                            -----------
                  Total Utilities                           $ 1,302,534
                                                            -----------
                  TOTAL COMMON STOCKS
                  (Cost $46,981,250)                        $55,073,288
                                                            -----------

8    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Shares                                               Value
              TEMPORARY CASH INVESTMENT - 1.0%
              Security Lending Collateral - 1.0%
  584,348     Securities Lending Investment
              Fund, 5.26%                           $   584,348
                                                    -----------
              TOTAL TEMPORARY CASH
              INVESTMENT
              (Cost $584,348)                       $   584,348
                                                    -----------
              TOTAL INVESTMENT IN SECURITIES - 98.4%
              (Cost $48,735,885) (a)                $56,719,742
                                                    -----------
              OTHER ASSETS AND
              LIABILITIES - 1.6%                    $   931,349
                                                    -----------
              TOTAL NET ASSETS - 100.0%             $57,651,091
                                                    ===========



*        Non-income producing security
(A.D.R.) American Depositary Receipt
(G.D.R.) Global Depositary Receipt
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2006, the value of these securities amounted to $570,403 or 1.0% of net assets.
(a) Distributions of investments by country of issue, as percentage of total equity holdings (excluding temporary cash investments) is as follows:

         Japan                                      28.9%
         United Kingdom                             13.5%
         France                                      8.5%
         Switzerland                                 7.3%
         Germany                                     6.9%
         Brazil                                      3.4%
         South Korea                                 3.3%
         Australia                                   3.0%
         Russia                                      3.0%
         Italy                                       2.7%
         Singapore                                   2.4%
         Turkey                                      1.6%
         Ireland                                     1.5%
         Belgium                                     1.5%
         Sweden                                      1.4%
         United States                               1.3%
         South Africa                                1.1%
         Taiwan                                      1.1%
         Netherlands                                 1.1%
         Australia                                   1.1%
         Mexico                                      1.0%
         Spain                                       1.0%
         Other (individually less than 1%)           3.4%
                                                   -----
                                                   100.0%
                                                   =====

(b)      At December 31, 2006, the following security was out on loan:

   Shares   Security                                Value
  6,068     Uniao de Bancos Brasileiros S.A.
             (Unibanco) (G.D.R.) (144A)          $564,081
                                                 --------
                                                 $564,081
                                                 ========

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      Year        Year        Year        Year         Year
                                                                     Ended       Ended       Ended       Ended        Ended
Class I                                                             12/31/06    12/31/05    12/31/04    12/31/03     12/31/02
Net asset value, beginning of period                                $ 13.71     $ 11.88     $ 10.06     $  7.79     $   9.00
                                                                    -------     -------     -------     -------     --------
Increase (decrease) from investment operations:
 Net investment income                                              $  0.10     $  0.10     $  0.05     $  0.07     $   0.03
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                        3.03        1.75        1.82        2.26        (1.23)
                                                                    -------     -------     -------     -------     --------
  Net increase (decrease) from investment operations                $  3.13     $  1.85     $  1.87     $  2.33     $  (1.20)
Distributions to shareowners:
 Net investment income                                                (0.07)      (0.02)      (0.05)      (0.06)       (0.01)
                                                                    -------     -------     -------     -------     --------
Net increase (decrease) in net asset value                          $  3.06     $  1.83     $  1.82     $  2.27     $  (1.21)
                                                                    -------     -------     -------     -------     --------
Net asset value, end of period                                      $ 16.77     $ 13.71     $ 11.88     $ 10.06     $   7.79
                                                                    =======     =======     =======     =======     ========
Total return*                                                         22.94%      15.58%      18.71%      30.06%      (13.31)%
Ratio of net expenses to average net assets+                           1.39%       1.53%       1.75%       1.69%        1.46%
Ratio of net investment income to average net assets+                  0.82%       0.70%       0.45%       0.68%        0.62%
Portfolio turnover rate                                                 153%        108%        129%         99%          31%
Net assets, end of period (in thousands)                            $32,046     $21,176     $22,859     $22,506     $ 21,271
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          1.39%       1.53%       1.75%       1.69%        1.46%
 Net investment income                                                 0.82%       0.70%       0.45%       0.68%        0.62%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          1.39%       1.53%       1.75%       1.69%        1.46%
 Net investment income                                                 0.82%       0.70%       0.45%       0.68%        0.62%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $564,081) (cost     $ 56,719,742
  $48,735,885)
 Cash                                                                                      1,827,837
 Foreign currencies, at value (cost $101)                                                        101
 Receivables --
 Investment securities sold                                                                  188,792
 Fund shares sold                                                                             43,806
 Dividends, interest and foreign taxes withheld                                               52,821
 Other                                                                                         2,524
                                                                                        ------------
   Total assets                                                                         $ 58,835,623
                                                                                        ------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                        $    287,262
 Fund shares repurchased                                                                     150,665
 Upon return of securities loaned                                                            584,348
 Forward foreign currency portfolio hedge contracts, open -- net                                 451
 Due to affiliates                                                                             9,975
 Accrued expenses                                                                            151,831
                                                                                        ------------
   Total liabilities                                                                    $  1,184,532
                                                                                        ------------
NET ASSETS:
 Paid-in capital                                                                        $ 52,872,762
 Undistributed net investment income                                                         217,885
 Accumulated net realized loss                                                            (3,428,334)
 Net unrealized gain on:
 Investments                                                                               7,983,857
 Forward foreign currency contracts and other assets and liabilities denominated
  in foreign currencies                                                                        4,921
                                                                                        ------------
   Total net assets                                                                     $ 57,651,091
                                                                                        ------------
NET ASSET VALUE PER SHARE:
 Class I:
 (No par value, unlimited number of shares authorized)
 Net assets                                                                             $ 32,045,993
 Shares outstanding                                                                        1,910,832
                                                                                        ------------
 Net asset value per share                                                              $      16.77
 Class II:
 (No par value, unlimited number of shares authorized)
 Net assets                                                                             $ 25,605,098
 Shares outstanding                                                                        1,536,750
                                                                                        ------------
 Net asset value per share                                                              $      16.66

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 12/31/06
--------------------------------------------------------------------------------

                                                                                             Year
                                                                                             Ended
                                                                                           12/31/06
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $73,530)                                    $    615,866
 Interest                                                                                      22,003
 Income on securities loaned, net                                                              14,974
                                                                                         ------------
  Total investment income                                                                $    652,843
                                                                                         ------------
EXPENSES:
 Management fees                                                                         $    255,471
 Transfer agent fees and expenses                                                               2,897
 Distribution fees (Class II)                                                                  20,538
 Administrative reimbursements                                                                  6,768
 Custodian fees                                                                                77,984
 Professional fees                                                                             38,297
 Printing expenses                                                                             16,310
 Fees and expenses of nonaffiliated trustees                                                    5,852
 Miscellaneous                                                                                 18,178
                                                                                         ------------
  Total expenses                                                                         $    442,295
                                                                                         ------------
  Net expenses                                                                           $    442,295
                                                                                         ------------
    Net investment income                                                                $    210,548
                                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain from:
 Investments                                                                             $  9,571,942
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                            7,472
                                                                                         ------------
                                                                                         $  9,579,414
                                                                                         ------------
 Change in net unrealized gain or (loss) from:
  Investments                                                                            $ (3,663,013)
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                           5,415
                                                                                         ------------
                                                                                         $ (3,657,598)
                                                                                         ------------
 Net gain on investments and foreign currency transactions                               $  5,921,816
                                                                                         ============
 Net increase in net assets resulting from operations                                    $  6,132,364
                                                                                         ============

12   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         Year              Year
                                                                                        Ended             Ended
                                                                                       12/31/06          12/31/05
FROM OPERATIONS:
Net investment income                                                               $    210,548      $    163,925
Net realized gain on investments                                                       9,579,414         4,186,631
Change in net unrealized loss on investments and foreign currency transactions        (3,657,598)         (617,934)
                                                                                    ------------      ------------
  Net increase in net assets resulting from operations                              $  6,132,364      $  3,732,622
                                                                                    ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I                                                                            $   (100,558)     $    (31,154)
 Class II                                                                                (20,184)           (3,084)
                                                                                    ------------      ------------
  Total distributions to shareowners                                                $   (120,742)     $    (34,238)
                                                                                    ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    $  5,815,627      $  3,244,454
Shares issued in reorganization                                                       25,497,152                --
Reinvestment of distributions                                                            120,741            34,238
Cost of shares repurchased                                                            (6,695,775)       (7,067,685)
                                                                                    ------------      ------------
  Net increase (decrease) in net assets resulting from Fund share transactions      $ 24,737,745      $ (3,788,993)
                                                                                    ------------      ------------
  Net increase (decrease) in net assets                                             $ 30,749,367      $    (90,609)
NET ASSETS:
Beginning of year                                                                   $ 26,901,724      $ 26,992,333
                                                                                    ------------      ------------
End of year                                                                         $ 57,651,091      $ 26,901,724
                                                                                    ============      ============
Undistributed net investment income                                                 $    217,885      $    120,607
                                                                                    ============      ============

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer International Value VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:


Portfolios:

   Pioneer Emerging Markets VCT Portfolio
       (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio
       (International Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio
       (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio
       (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio
       (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio
       (Real Estate Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio
       (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio
       (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio
       (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
       Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio)
       (Class II shares only)
   Pioneer Small and Mid Cap Growth VCT Portfolio
       (Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
       (Oak Ridge Large Cap Growth Portfolio)
       (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth
       Opportunities Portfolio) (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio)
       (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio
       (Ibbotson Aggressive Allocation Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio
       (Ibbotson Moderate Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio
       (Ibbotson Growth Allocation Portfolio)
       (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio)
       (Class II shares only)

The Portfolio commenced operations on May 1, 2003.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class II shares are presented in a separate book.

The investment objective of the Portfolio is to seek long-term capital growth.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Portfolio. The Portfolio may also take into consideration other significant events in determining the fair value of these securities. Thus, the Portfolio's securities valuations may differ from prices reported by the various local exchanges and markets. At December 31, 2006, there were no fair valued securities except as noted below. Temporary cash investments are valued at amortized cost.

   All securities that trade in foreign markets whose closing prices are as of times prior to the close of the NYSE and that are held by the Portfolio are fair valued using vendor-supplied pricing updates for each security to the time of the close of the NYSE. Temporary cash investments and securities held by the Portfolio are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of December 31, 2006, the Portfolio had no outstanding portfolio hedges. As of December 31, 2006, the Portfolio's gross forward currency settlement contracts receivable and payable were $287,262 and $287,713, respectively, resulting in a net payable of $451.

D. Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2006, no such taxes were paid.

   In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. The estimated reserve for taxes on repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding year of such investments and the related tax rates and other such factors. As of December 31, 2006, the Portfolio had no reserves related to taxes on the repatriation of foreign currencies.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, International Value Portfolio had a net capital loss carryforward of $3,939,983, of which the following amounts will expire between 2010 and 2011 if not utilized: $1,808,985 in 2010 and $2,130,998 in 2011.

   At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

--------------------------------------------------------------------------------------------------------
                                                Undistributed Net     Accumulated Net
Portfolio                                       Investment Income      Realized Loss     Paid-In Capital
--------------------------------------------------------------------------------------------------------
 Pioneer International Value VCT Portfolio            $7,472              $(7,472)             $--
                                                      ======              ========             ===
--------------------------------------------------------------------------------------------------------

The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings as of December 31, 2006, on a tax basis.

----------------------------------------------------------------------------------------------------------
                                                                                    2006         2005
----------------------------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                                               $    120,742    $34,238
                                                                               ------------    -------
  Total distributions                                                          $    120,742    $34,238
                                                                               ============    =======
 Distributable Earnings:
 Undistributed ordinary income                                                 $    217,434
 Capital loss carryforward                                                         (669,903)
 Capital loss carryforward from International Value VCT Portfolio (limited)      (3,939,983)
 Unrealized appreciation                                                          7,830,975
                                                                               ------------
  Total                                                                        $  4,778,329
                                                                               ============
----------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     For the fiscal year ending December 31, 2006, the Portfolio has elected to pass through foreign tax credits of $58,636.

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark to market on forward currency contracts.

E.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

F.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

G.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or sub custodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.85% up to $500 million and 0.75% on assets over $500 million.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $4,145 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $5,305 in transfer agent fees payable to PIMSS at December 31, 2006.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $525 payable to PFD at December 31, 2006.

5. Aggregate Unrealized Appreciation
and Depreciation
At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

-------------------------------------------------------------------------------------------------------
                                                                                          Net
                                                      Gross            Gross          Appreciation/
                                    Tax Cost       Appreciation     Depreciation     (Depreciation)
-------------------------------------------------------------------------------------------------------
 International Value Portfolio     $48,894,138      $8,083,695       $(258,091)       $7,825,604
                                   ===========      ==========       ==========       ===========
-------------------------------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $47,012,489 and $48,643,695, respectively.

7. Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

-------------------------------------------------------------------------------------------------------
International Value Portfolio       '06 Shares     '06 Amount      '05 Shares       '05 Amount
-------------------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                          103,410     $ 1,561,977         48,222        $   576,930
 Shares issued in reorganization      604,476      10,064,511             --                 --
 Reinvestment of distributions          7,188         100,557          2,721             31,154
 Shares repurchased                  (348,668)     (5,239,852)      (430,261)        (5,229,863)
                                   ------------------------------------------------------------
 Net increase (decrease)              366,406     $ 6,487,193       (379,318)       $(4,621,779)
                                   ============================================================
 CLASS II:
 Shares sold                          282,201     $ 4,253,650        218,007        $ 2,667,524
 Shares issued in reorganization      933,050      15,432,641             --                 --
 Reinvestment of distributions          1,451          20,184            270              3,084
 Shares repurchased                  (100,055)     (1,455,923)      (147,285)        (1,837,822)
                                   ------------------------------------------------------------
 Net increase                       1,116,647     $18,250,552         70,992        $   832,786
                                  =============================================================
-------------------------------------------------------------------------------------------------------

8. Merger Information
On December 14, 2006, beneficial owners of Pioneer Europe VCT Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on December 15, 2006, by exchanging all of Pioneer Europe VCT Portfolio's Class I and Class II net assets for Pioneer International Value VCT Portfolio's shares, based on Pioneer International Value VCT Portfolio's Class I and Class II shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                             Pioneer International       Pioneer Europe        Pioneer International
                              Value VCT Portfolio         VCT Portfolio         Value VCT Portfolio
                             (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
-------------------------------------------------------------------------------------------------------
 Net Assets
 Class I                             $21,992,184              $10,064,511              $32,056,695
 Class II                              9,736,352               15,432,641               25,168,993
                                     -----------              -----------              -----------
 Total Net Assets                    $31,728,536              $25,497,152              $57,225,688
                                     ===========              ===========              ===========
 Shares Outstanding
 Class I                               1,321,228                  695,710                1,925,704
 Class II                                588,712                1,086,039                1,521,761
 Shares Issued in Reorganization
 Class I                                                                                   604,476
 Class II                                                                                  933,050

-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            Accumulated
                                 Unrealized Appreciation   Gain/(Loss) on
                                     on Closing Date        Closing Date
--------------------------------------------------------------------------------
 Pioneer Europe VCT Portfolio           $6,114,583         $(3,144,553)
                                        ==========         ============
--------------------------------------------------------------------------------

9. New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer International Value VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer International Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Value VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                /s/ Ernst & Young LLP


Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio (the "Fund")
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose,
(2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of break points in the management fee, reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the first quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the third quintile of the peer group for the three years ended June 30, 2006, the second quintile for the five years ended June 30, 2006 and the fifth quintile for the ten year period ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also noted that the return of the Fund, before deduction of expenses, exceeded the return of the Fund's benchmark index for the 12-month period ended June 30, 2006. The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was satisfactory.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee, based on 2006 data, was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the fifth quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in the management fees, the Trustees concluded

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     that any perceived or potential economies of scale would be shared at future asset levels, in a reasonable manner as the Fund grows in size, between Fund's shareholders and the Investment Adviser.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.


Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------
Investment Adviser                                  Trustees and Officers
Pioneer Investment Management, Inc.                 The trust's Board of Trustees provides broad supervision over the portfolio's affairs. The officers of the trust are responsible for the trust's operations.
Custodian                                           The trust's Trustees and officers are listed below, together with their
Brown Brothers Harriman & Co.                       principal occupations during the past five years. Trustees who are interested persons of the trust within the meaning of the 1940 Act are referred to as
Independent Registered Public Accounting Firm       Interested Trustees. Trustees who are not interested persons of the trust are
Ernst & Young LLP                                   referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 86 U.S. registered investment portfolios for which Pioneer
Principal Underwriter                               serves as investment adviser (the "Pioneer Funds"). The address for all
Pioneer Funds Distributor, Inc.                     Interested Trustees and all officers of the trust is 60 State Street, Boston,
                                                    Massachusetts 02109.
Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
 INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee
                           and President     is elected or earlier
                                             retirement or removal.
*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer Global Asset Management
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Investment
                           Corporation (since 2004); Director of Fiduciary Counseling, Inc.; President
                           and Director of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                           President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                           Pickering Hale and Dorr LLP (counsel to PIM-USA and the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------------------------------

NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*   Director of ICI Mutual Insurance Company

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------

Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               POSITIONS HELD   LENGTH OF SERVICE
NAME, AGE AND ADDRESS          WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (63)             Trustee          Trustee since 2005. Serves
3050 K. Street NW,                              until a successor trustee
Washington, DC 20007                            is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------

Mary K. Bush (58)              Trustee          Trustee since 2000. Serves
3509 Woodbine Street,                           until a successor trustee
Chevy Chase, MD 20815                           is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------

Margaret B.W. Graham (59)      Trustee          Trustee since 2000. Serves
1001 Sherbrooke Street West,                    until a successor trustee
Montreal, Quebec, Canada                        is elected or earlier
H3A 1G5                                         retirement or removal.
--------------------------------------------------------------------------------

Thomas J. Perna (56)           Trustee          Trustee since 2006. Serves
89 Robbins Avenue,                              until a successor trustee
Berkeley Heights, NJ                            is elected or earlier
07922                                           retirement or removal.
--------------------------------------------------------------------------------

Marguerite A. Piret (58)       Trustee          Trustee since 1995. Serves
200 State Street, 12th                          until a successor trustee
Floor, Boston, MA 02109                         is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (70)             Trustee          Trustee since 2000. Serves
One North Adgers Wharf,                         until a successor trustee
Charleston, SC 29401                            is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------

NAME, AGE AND ADDRESS          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (63)             Senior Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded
3050 K. Street NW,             health care services company) (2001 - present); Managing Partner, Federal
Washington, DC 20007           City Capital Advisors (boutique merchant bank) (2002 to 2004); and
                               Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-
                               based mortgage trading company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              President, Bush International (international financial advisory firm)
3509 Woodbine Street,
Chevy Chase, MD 20815
-----------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Founding Director, The Winthrop Group, Inc. (consulting firm); and
1001 Sherbrooke Street West,   Desautels Faculty of Management, McGill University
Montreal, Quebec, Canada
H3A 1G5
-----------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)           Private investor (2004 - present); and Senior Executive Vice President, The
89 Robbins Avenue,             Bank of New York (financial and securities services) (1986 - 2004)
Berkeley Heights, NJ
07922
-----------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)       President and Chief Executive Officer, Newbury, Piret & Company, Inc.
200 State Street, 12th         (investment banking firm)
Floor, Boston, MA 02109
-----------------------------------------------------------------------------------------------------------------
John Winthrop (70)             President, John Winthrop & Co., Inc. (private investment firm)
One North Adgers Wharf,
Charleston, SC 29401
-----------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS          OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (63)             Director of The Enterprise Social Investment
3050 K. Street NW,             Company (privately-held affordable housing
Washington, DC 20007           finance company); and Director of New York
                               Mortgage Trust (publicly traded mortgage
                               REIT)
-----------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              Director of Brady Corporation (industrial
3509 Woodbine Street,          identification and specialty coated material
Chevy Chase, MD 20815          products manufacturer); Director of Briggs
                               & Stratton Co. (engine manufacturer);
                               Director of Mortgage Guaranty Insurance
                               Corporation; and Director of UAL
                               Corporation (airline holding company)
-----------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      None
1001 Sherbrooke Street West,
Montreal, Quebec, Canada
H3A 1G5
-----------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)           Director of Quadriserv Inc. (technology
89 Robbins Avenue,             products for securities lending industry)
Berkeley Heights, NJ
07922
-----------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)       Director of New America High Income Fund,
200 State Street, 12th         Inc. (closed-end investment company)
Floor, Boston, MA 02109
-----------------------------------------------------------------------------------------------------------------
John Winthrop (70)             None
One North Adgers Wharf,
Charleston, SC 29401
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Osbert M. Hood (54)+         Executive Vice   Since 2003. Serves at the
                             President        discretion of the Board


+Mr. Hood resigned as EVP effective January 9, 2007.
--------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Christopher P. Harvey        Assistant        Since 2006. Serves at the
(45)                         Secretary        discretion of the Board
--------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------

NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Osbert M. Hood (54)+         President and Chief Executive Officer, PIM-USA since May 2003 (Director since January 2001; Executive Vice President and Chief Operating Officer
                             from November 2000 - May 2003); Director of PGAM since June 2003;
                             President and Director of Pioneer since May 2003; President and Director of Pioneer Institutional Asset Management, Inc. since February 2006;
                             Chairman and Director of Pioneer Investment Management Shareholder
                             Services, Inc. ("PIMSS") since May 2003; Director of PFD since May 2006;
                             Director of Oak Ridge Investments, LLC (a registered investment adviser in which PIM-USA owns a minority interest) since January 2005; Director of
                             Vanderbilt Capital Advisors, LLC (an institutional investment adviser wholly-
                             owned by PIM-USA) since June 2006; and Executive Vice President of all of the Pioneer Funds since June 2003

+Mr. Hood resigned as EVP effective January 9, 2007.
-------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
-------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since July 2002; Vice
                             President and Senior Counsel of BISYS Fund Services, Inc. (April 2001 to
                             June 2002); Senior Vice President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001); and Assistant Secretary of all of
                             the Pioneer Funds since September 2003
-------------------------------------------------------------------------------------------------------------
Christopher P. Harvey        Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and Assistant Secretary
(45)                         of all of the Pioneer Funds since July 2006.
-------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and Senior Vice
                             President, CDC IXIS Asset Management Services from 2002 to 2003;
                             Assistant Treasurer and Vice President, MFS Investment Management from
                             1997 to 2002; and Assistant Treasurer of all of the Pioneer Funds since
                             November 2004
-------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Assistant Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Fund Accounting Manager - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds since May 2002
-------------------------------------------------------------------------------------------------------------

NAME AND AGE                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Osbert M. Hood (54)+         Trustee of certain Pioneer Funds

+Mr. Hood resigned as EVP effective January 9, 2007.
--------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     None
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   None
--------------------------------------------------------------------------------
Christopher P. Harvey        None
(45)
--------------------------------------------------------------------------------
Vincent Nave (61)            None
--------------------------------------------------------------------------------
Mark E. Bradley (47)         None
--------------------------------------------------------------------------------
Luis I. Presutti (41)        None
--------------------------------------------------------------------------------
Gary Sullivan (48)           None
--------------------------------------------------------------------------------

Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE
Katherine Kim Sullivan    Assistant        Since 2003. Serves at the
(33)                      Treasurer        discretion of the Board
-------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)   Chief            Since 2006. Serves at the
                          Compliance       discretion of the Board
                          Officer
-------------------------------------------------------------------------------------------------------

NAME AND AGE              PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Katherine Kim Sullivan    Fund Administration Manager - Fund Accounting, Administration and
(33)                      Controllership Services since June 2003; Assistant Vice President - Mutual
                          Fund Operations of State Street Corporation from June 2002 to June 2003
                          (formerly Deutsche Bank Asset Management); Pioneer Fund Accounting,
                          Administration and Controllership Services (Fund Accounting Manager from
                          August 1999 to May 2002); and Assistant Treasurer of all of the Pioneer
                          Funds since September 2003
-------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)   Chief Compliance Officer of Pioneer and all of the Pioneer Funds since
                          March 2006; Vice President and Senior Counsel of Pioneer since
                          September 2004; and Senior Vice President and Counsel, State Street
                          Research & Management Company (February 1998 to September 2004)
-------------------------------------------------------------------------------------------------------

NAME AND AGE              OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katherine Kim Sullivan    None
(33)
-------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)   None
-------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       INVESTMENTS(R)



Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   20363-00-0207



                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                           Pioneer Mid Cap Value VCT Portfolio -- Class I Shares



                                                                   ANNUAL REPORT
                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio
  Portfolio and Performance Update                                    2
  Comparing Ongoing Portfolio Expenses                                3
  Portfolio Management Discussion                                     4
  Schedule of Investments                                             5
  Financial Statements                                                8
  Notes to Financial Statements                                      12
  Report of Independent Registered Public Accounting Firm            17
  Factors Considered by the Independent Trustees
    in Approving the Management Contract                             18
  Trustees, Officers and Service Providers                           21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                               97.5%
Temporary Cash Investment                         2.5%


Sector Distribution
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Financials                                       24.1%
Consumer Discretionary                           14.8%
Information Technology                           11.6%
Utilities                                        10.8%
Consumer Staples                                  9.4%
Industrials                                       8.6%
Materials                                         7.0%
Health Care                                       6.8%
Energy                                            5.7%
Telecommunication Services                        1.2%


Five Largest Holdings
(As a percentage of equity holdings)

1.        UNUM Corp.                               2.47%
2.        NCR Corp.                                2.39
3.        Ball Corp.                               2.20
4.        Air Products & Chemicals, Inc.           2.14
5.        The Interpublic Group of Companies, Inc. 2.14

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------
Prices and Distributions

                               12/31/06      12/31/05
Net Asset Value per Share     $ 20.32      $ 25.00

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $ 0.2648       $ 1.8961          $ 4.7000

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line graph in the printed material]

                       Russell Mid-Cap             Pioneer Mid Cap
                         Value Index             Value VCT Portfolio
12/96                     $10,000                     $10,000
12/98                     $11,976                     $14,120
12/00                     $15,976                     $16,810
12/02                     $15,106                     $15,542
12/04                     $25,359                     $26,544
12/06                     $30,803                     $35,947

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------

10 Years                    11.91%
5 Years                     12.61%
1 Year                      12.59%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                                             I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                                   $ 1,000.00
Ending Account Value on 12/31/06                                    $ 1,112.77
Expenses Paid During Period*                                        $     3.78

* Expenses are equal to the Portfolio's annualized expense ratio of 0.71% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                                             I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                                   $ 1,000.00
Ending Account Value on 12/31/06                                    $ 1,021.63
Expenses Paid During Period*                                        $     3.62

* Expenses are equal to the Portfolio's annualized expense ratio of 0.71% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

Domestic stock prices trended up through most of 2006, as the market ascent was interrupted only during a slump from mid-May through mid-July, when fears of higher interest rates and rising energy prices took hold. However in the final half of the year, investors grew more confident about stocks as energy prices receded and the Federal Reserve Board kept short-term interest rate levels stable. Earlier in the year, many lower-quality and more volatile stocks tended to outperform. In the latter part of the year, the rally was more broad-based. In the following discussion, Rod Wright, portfolio manager of Pioneer Mid Cap Value VCT Portfolio, provides an update on the Portfolio, its investment strategies, and the factors that influenced performance during the 12 months ended December 31, 2006.

Q.   How did the Portfolio perform in 2006?

A. The Portfolio trailed the mid-cap value sector and the overall market during the year. Pioneer Mid Cap Value VCT Portfolio (Class I shares) had a total return of 12.59%, at net asset value, for the 12 months ended December 31, 2006. During the same year, the Russell Midcap Value Index rose by 20.22%, while the Standard & Poor's 500 Index gained 15.78%. The average return of the 65 portfolios in Lipper's Mid-Cap Value Funds category was 14.39%.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What were the principal factors that influenced performance during the year?

A. The Portfolio struggled in the early months, when the stock market surged, led by the types of stocks that we tend to avoid. In the final six months of the year, our lack of exposure to real estate investment trusts hurt, as did some of our stock selections in the insurance industry. We declined to invest in real estate investment trusts because they appeared to be richly priced, but they nevertheless rallied in late 2006, helped in part by some high-profile buyouts by private equity funds. No one financial holding hurt significantly, but several of our insurance holdings, including UNUM and Genworth, trailed the market.

     Overall, while the Portfolio had good absolute performance, the companies in which we invest were out of favor. Our investment discipline emphasizes companies that we believe are higher quality - companies that generally have these characteristics:
     o    High returns on equity and invested capital;
     o    Good growth and profit records;
     o    Solid balance sheets;
     o    Strong managements; and
     o    Solid positions in their markets.

Q.   What were some of the investments that most affected performance?

A. A number of our holdings did perform very well in 2006. We had particularly strong results from U.S. Tobacco; telecommunications equipment company Tellabs; grocery chain Safeway; motorcycle producer Harley Davidson; farm equipment company Deere; consumer staples company International Flavors and Fragrances; and Laboratory Corporation of America, a leader in DNA testing services. In addition, two of our technology holdings were acquired by larger companies: Freescale Semiconductor and Symbol Technology, a producer of scanning equipment. We sold our positions in Tellabs and Deere during the period.

     Holdings that had disappointing results included on-line travel service Expedia; coal miner Massey Energy, which declined as energy prices dipped in the second half of the year; Boston Scientific, the medical device company that has underperformed since its acquisition of Guidant, another cardiac device company; and Palm, which produces hand-held communications and computing devices.

Q.   What is your investment outlook?

A. We remain confident in our long-term strategy and invest only in those companies that meet our quality criteria. We retain our belief that if we keep to our discipline, the higher-quality companies that we favor should outperform.

     As we enter 2007, we have some optimism about the stock market. The economy appears to be strong, corporate earnings are growing, while energy prices and short-term interest rates have stabilized. We believe that these factors should have a dominant influence on the economy and stock performance, despite pockets of concern, such as the weak housing market. Overall, we think the solid economic picture should help stock market performance.


     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.



A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

     Shares                                                               Value
                  COMMON STOCKS - 99.1%
                  Energy - 5.7%
                  Coal & Consumable Fuels - 1.2%
    199,110       Massey Energy Co.                                 $  4,625,325
                                                                    ------------
                  Integrated Oil & Gas - 1.0%
     81,310       Hess Corp.                                        $  4,030,537
                                                                    ------------
                  Oil & Gas Equipment & Services - 0.7%
     63,752       Weatherford Intl, Inc.*                           $  2,664,196
                                                                    ------------
                  Oil & Gas Exploration & Production - 2.1%
     88,300       Plains Exploration & Product*                     $  4,196,899
    111,900       Southwestern Energy Co.*                             3,922,095
                                                                    ------------
                                                                    $  8,118,994
                                                                    ------------
                  Oil & Gas Refining & Marketing - 0.7%
     44,304       Tesoro Petroleum Corp.                            $  2,913,874
                                                                    ------------
                  Total Energy                                      $ 22,352,926
                                                                    ------------
                  Materials - 7.0%
                  Diversified Metals & Mining - 1.0%
     66,500       Freeport-McMoRan Copper & Gold, Inc.
                    (Class B)                                       $  3,706,045
                                                                    ------------
                  Industrial Gases - 2.1%
    118,682       Air Products & Chemicals, Inc.                    $  8,340,971
                                                                    ------------
                  Metal & Glass Containers - 2.2%
    196,436       Ball Corp.                                        $  8,564,610
                                                                    ------------
                  Specialty Chemicals - 1.7%
    138,110       International Flavor & Fragrances, Inc.           $  6,789,488
                                                                    ------------
                  Total Materials                                   $ 27,401,114
                                                                    ------------
                  Capital Goods - 4.2%
                  Electrical Component & Equipment - 1.4%
    118,400       Thomas & Betts Corp.*                             $  5,597,952
                                                                    ------------
                  Industrial Conglomerates - 1.3%
    162,710       Tyco International, Ltd.                          $  4,946,384
                                                                    ------------
                  Trading Companies & Distributors - 1.5%
     87,446       W.W. Grainger, Inc.                               $  6,115,973
                                                                    ------------
                  Total Capital Goods                               $ 16,660,309
                                                                    ------------
                  Commercial Services & Supplies - 3.4%
                  Diversified Commercial Services - 1.6%
    158,100       Equifax, Inc.                                     $  6,418,860
                                                                    ------------
                  Environmental & Facilities Services - 1.8%
    171,773       Republic Services, Inc.                           $  6,986,008
                                                                    ------------
                  Total Commercial Services & Supplies              $ 13,404,868
                                                                    ------------
                  Transportation - 0.9%
                  Railroads - 0.9%
    104,100       CSX Corp.                                         $  3,584,163
                                                                    ------------
                  Total Transportation                              $  3,584,163
                                                                    ------------
                  Automobiles & Components - 0.9%
                  Auto Parts & Equipment - 0.9%
     62,700       Borg-Warner Automotive, Inc.                      $  3,700,554
                                                                    ------------
                  Total Automobiles & Components                    $  3,700,554
                                                                    ------------
                  Consumer Durables & Apparel - 2.2%
                  Consumer Electronics - 0.9%
     37,000       Harman International Industries, Inc.             $  3,696,670
                                                                    ------------
                  Housewares & Specialties - 1.3%
     59,000       Fortune Brands, Inc.                              $  5,038,010
                                                                    ------------
                  Total Consumer Durables & Apparel                 $  8,734,680
                                                                    ------------
                  Consumer Services - 4.3%
                  Casinos & Gaming - 1.7%
     81,210       Harrah's Entertainment, Inc.                      $  6,717,691
                                                                    ------------
                  Education Services - 1.1%
    114,500       Apollo Group, Inc.*                               $  4,462,065
                                                                    ------------
                  Hotels, Resorts & Cruise Lines - 1.5%
    120,100       Carnival Corp.                                    $  5,890,905
                                                                    ------------
                  Total Consumer Services                           $ 17,070,661
                                                                    ------------
                  Media - 5.7%
                  Advertising - 2.1%
    679,080       The Interpublic Group of Companies, Inc.*         $  8,311,939
                                                                    ------------
                  Broadcasting & Cable TV - 2.6%
    214,422       Clear Channel Communications, Inc.                $  7,620,558
     92,315       Entercom Communications Corp.                        2,601,437
                                                                    ------------
                                                                    $ 10,221,995
                                                                    ------------
                  Publishing - 1.0%
     66,200       Gannett Co.                                       $  4,002,452
                                                                    ------------
                  Total Media                                       $ 22,536,386
                                                                    ------------
                  Retailing - 1.5%
                  Department Stores - 1.5%
     73,800       J.C. Penney Co., Inc.                             $  5,709,168
                                                                    ------------
                  Total Retailing                                   $  5,709,168
                                                                    ------------
                  Food & Drug Retailing - 3.1%
                  Food Retail - 3.1%
    264,900       Kroger Co.                                        $  6,111,243
    177,508       Safeway, Inc.                                        6,134,676
                                                                    ------------
                                                                    $ 12,245,919
                                                                    ------------
                  Total Food & Drug Retailing                       $ 12,245,919
                                                                    ------------

  The accompanying notes are an integral part of these financial statements.  5

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

     Shares                                                               Value
                  Food, Beverage & Tobacco - 5.1%
                  Brewers - 1.1%
     59,331       Molson Coors Brewing Co. (Class B)                $  4,535,262
                                                                    ------------
                  Packaged Foods & Meats - 1.4%
    106,000       William Wrigley Jr. Co.                           $  5,482,320
                                                                    ------------
                  Tobacco - 2.6%
     67,000       Loews Corp. -- Carolina Group*                    $  4,336,240
     98,110       UST, Inc.                                            5,710,002
                                                                    ------------
                                                                    $ 10,046,242
                                                                    ------------
                  Total Food, Beverage & Tobacco                    $ 20,063,824
                                                                    ------------
                  Household & Personal Products - 1.1%
                  Personal Products - 1.1%
    134,400       Avon Products, Inc.                               $  4,440,576
                                                                    ------------
                  Total Household & Personal
                  Products                                          $  4,440,576
                                                                    ------------
                  Health Care Equipment & Services - 6.8%
                  Health Care Equipment - 1.0%
    237,410       Boston Scientific Corp.*                          $  4,078,704
                                                                    ------------
                  Health Care Services - 1.5%
     77,662       Laboratory Corp. of America Holdings*             $  5,705,827
                                                                    ------------
                  Health Care Supplies - 1.3%
    118,500       Cooper Companies, Inc.                            $  5,273,250
                                                                    ------------
                  Managed Health Care - 3.0%
     92,600       AETNA, Inc.                                       $  3,998,468
     57,714       CIGNA Corp.                                          7,593,431
                                                                    ------------
                                                                    $ 11,591,899
                                                                    ------------
                  Total Health Care Equipment & Services            $ 26,649,680
                                                                    ------------
                  Banks - 8.5%
                  Regional Banks - 6.0%
    134,125       KeyCorp                                           $  5,100,774
    110,510       Marshall & Ilsley Corp.                              5,316,636
     67,610       PNC Bank Corp.                                       5,005,844
    141,810       TCF Financial Corp.                                  3,888,430
     52,200       Zions BanCorp.                                       4,303,368
                                                                    ------------
                                                                    $ 23,615,052
                                                                    ------------
                  Thrifts & Mortgage Finance - 2.5%
    376,721       Hudson City Bancorp, Inc.                         $  5,228,887
     96,599       The PMI Group, Inc.                                  4,556,575
                                                                    ------------
                                                                    $  9,785,462
                                                                    ------------
                  Total Banks                                       $ 33,400,514
                                                                    ------------
                  Diversified Financials - 5.0%
                  Asset Management & Custody Banks - 3.2%
    177,314       Federated Investors, Inc.                         $  5,989,667
     70,000       Legg Mason, Inc.                                     6,653,500
                                                                    ------------
                                                                    $ 12,643,167
                                                                    ------------
                  Investment Banking & Brokerage - 1.8%
    314,600       E*TRADE Financial Corp.*                          $  7,053,332
                                                                    ------------
                  Total Diversified Financials                      $ 19,696,499
                                                                    ------------
                  Insurance - 7.5%
                  Insurance Brokers - 0.7%
     77,610       Aon Corp.                                         $  2,742,737
                                                                    ------------
                  Life & Health Insurance - 2.5%
    462,411       UNUM Corp.                                        $  9,608,901
                                                                    ------------
                  Multi-Line Insurance - 0.9%
    103,828       Genworth Financial, Inc.                          $  3,551,956
                                                                    ------------
                  Property & Casualty Insurance - 2.4%
     55,500       Ambac Financial Group, Inc.                       $  4,943,385
    163,000       Progressive Corp.                                    3,947,860
        943       White Mountains Insurance Group, Ltd.                  546,402
                                                                    ------------
                                                                    $  9,437,647
                                                                    ------------
                  Reinsurance - 1.0%
    131,292       Platinum Underwriter Holdings, Ltd.               $  4,062,174
                                                                    ------------
                  Total Insurance                                   $ 29,403,415
                                                                    ------------
                  Real Estate - 2.7%
                  Industrial Real Estate Investment Trusts - 0.9%
     58,500       ProLogis Trust                                    $  3,555,045
                                                                    ------------
                  Mortgage Real Estate Investment Trusts - 0.9%
    241,410       Annaly Capital Management, Inc.                   $  3,358,013
                                                                    ------------
                  Specialized Real Estate Investment Trusts         - 0.9%
    145,010       Host Hotels & Resorts, Inc.                       $  3,559,996
                                                                    ------------
                  Total Real Estate                                 $ 10,473,054
                                                                    ------------
                  Software & Services - 2.7%
                  Data Processing & Outsourced Services - 1.3%
    194,100       First Data Corp.                                  $  4,953,432
                                                                    ------------
                  Systems Software - 1.4%
    269,900       Symantec Corp.*                                   $  5,627,415
                                                                    ------------
                  Total Software & Services                         $ 10,580,847
                                                                    ------------
                  Technology Hardware & Equipment - 6.7%
                  Communications Equipment - 2.3%
    296,220       Juniper Networks, Inc.*                           $  5,610,407
    124,700       KBR, Inc.*                                           3,262,152
                                                                    ------------
                                                                    $  8,872,559
                                                                    ------------

6      accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                               Value
                  Computer Hardware - 3.1%
    217,610       NCR Corp.*                                        $  9,305,004
    211,110       Palm, Inc.*                                          2,974,540
                                                                    ------------
                                                                    $ 12,279,544
                                                                    ------------
                  Office Electronics - 1.3%
    296,719       Xerox Corp.*                                      $  5,029,387
                                                                    ------------
                  Total Technology Hardware
                  & Equipment                                       $ 26,181,490
                                                                    ------------
                  Semiconductors - 2.1%
    222,500       Advanced Micro Devices, Inc.*                     $  4,527,875
    164,500       National Semiconductor Corp.                         3,734,150
                                                                    ------------
                                                                    $  8,262,025
                                                                    ------------
                  Total Semiconductors                              $  8,262,025
                                                                    ------------
                  Telecommunication Services - 1.2%
                  Wireless Telecommunication Services - 1.2%
    244,200       Sprint Nextel Corp.                               $  4,612,938
                                                                    ------------
                  Total Telecommunication Services                  $  4,612,938
                                                                    ------------
                  Utilities - 10.7%
                  Electric Utilities - 5.4%
     62,900       American Electric Power Co., Inc.                 $  2,678,282
    167,081       Edison International                                 7,598,844
     94,210       Firstenergy Corp.                                    5,680,863
    149,400       PPL Corp.                                            5,354,496
                                                                    ------------
                                                                    $ 21,312,485
                                                                    ------------
                  Gas Utilities - 1.7%
     81,000       Questar Corp.                                     $  6,727,050
                                                                    ------------
                  Independent Power Producer &
                  Energy Traders - 1.7%
    118,266       NRG Energy, Inc.*                                 $  6,624,079
                                                                    ------------
                  Multi-Utilities - 1.9%
    120,784       NSTAR                                             $  4,150,138
     49,700       Public Service Enterprise Group, Inc.                3,299,086
                                                                    ------------
                                                                    $  7,449,224
                                                                    ------------
                  Total Utilities                                   $ 42,112,838
                                                                    ------------
                  TOTAL COMMON STOCKS
                  (Cost $348,201,177)                               $389,278,448
                                                                    ============


  Principal
     Amount                                                               Value
                  TEMPORARY CASH INVESTMENT - 2.5%
                  Repurchase Agreement - 2.5%
$10,000,000       UBS AG, 4.7%, dated 12/29/06,
                  repurchase price of $10,000,000
                  plus accrued interest on 1/2/06,
                  collateralized by $10,049,000 U.S.
                  Treasury Bill, 5.625%, 5/15/08                    $ 10,000,000
                                                                    ------------
                  TOTAL TEMPORARY CASH INVESTMENT
                  (Cost $10,000,000)                                $ 10,000,000
                                                                    ------------
                  TOTAL INVESTMENT IN SECURITIES - 101.7%
                  (Cost $358,201,177)                               $399,278,448
                                                                    ------------
                  OTHER ASSETS AND LIABILITIES - (1.7)%             $ (6,581,115)
                                                                    ------------
                  TOTAL NET ASSETS - 100.0%                         $392,697,333
                                                                    ============

*    Non-income producing security.

   The accompanying notes are an integral part of these financial statements. 7

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                           Year           Year             Year            Year            Year
                                                          Ended          Ended            Ended           Ended           Ended
Class I                                                  12/31/06       12/31/05         12/31/04        12/31/03        12/31/02
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of period                   $     25.00     $     24.67     $     20.47     $     14.94     $     17.35
                                                       -----------     -----------     -----------     -----------     -----------
Increase (decrease) from investment operations:
 Net investment income                                 $      0.20     $      0.15     $      0.08     $      0.14     $      0.07
 Net realized and unrealized gain (loss) on investments       1.98            1.75            4.41            5.45           (1.97)
                                                       -----------     -----------     -----------     -----------     -----------
  Net increase (decrease) from investment operations   $      2.18     $      1.90     $      4.49     $      5.59     $     (1.90)
Distributions to shareowners:
 Net investment income                                       (0.26)          (0.08)          (0.08)          (0.06)          (0.05)
 Net realized gain                                           (6.60)          (1.49)          (0.21)          --              (0.46)
                                                       -----------     -----------     -----------     -----------     -----------
Net increase (decrease) in net asset value             $     (4.68)    $      0.33     $      4.20     $      5.53     $     (2.41)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $     20.32     $     25.00     $     24.67     $     20.47     $     14.94
                                                       -----------     -----------     -----------     -----------     -----------
Total return*                                                12.59%           7.88%          22.12%          37.48%         (11.21)%
Ratio of net expenses to average net assets+                  0.71%           0.71%           0.72%           0.76%           0.80%
Ratio of net investment income to average net assets+         0.88%           0.58%           0.53%           0.86%           0.46%
Portfolio turnover rate                                        104%             42%             55%             52%             68%
Net assets, end of period (in thousands)               $   292,001     $   288,837     $   303,138     $   170,237     $   120,687
Ratio with no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                 0.71%           0.71%           0.72%           0.76%           0.80%
 Net investment income                                        0.88%           0.58%           0.53%           0.86%           0.46%
Ratio with waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid
 indirectly:
 Net expenses                                                 0.71%           0.71%           0.72%           0.76%           0.80%
 Net investment income                                        0.88%           0.58%           0.53%           0.86%           0.46%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.


NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

8    The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $358,201,177)           $ 399,278,448
 Receivables --
 Investment securities sold                                             368,305
 Fund shares sold                                                       224,247
 Dividends, interest and foreign taxes withheld                         407,175
 Other                                                                    6,618
                                                                  -------------
   Total assets                                                   $ 400,284,793
                                                                  -------------
LIABILITIES:
 Payables --
 Investment securities purchased                                  $   5,047,088
 Fund shares repurchased                                              2,355,044
 Due to bank                                                             64,539
 Due to affiliates                                                       28,403
 Accrued expenses                                                        92,386
                                                                  -------------
   Total liabilities                                              $   7,587,460
                                                                  -------------
NET ASSETS:
 Paid-in capital                                                  $ 307,374,870
 Undistributed net investment income                                  3,078,676
 Accumulated net realized gain on investments                        41,166,516
 Net unrealized gain on investments                                  41,077,271
                                                                  -------------
   Total net assets                                               $ 392,697,333
                                                                  -------------
Net Asset Value Per Share:
 Class I:
 (No par value, unlimited number of shares authorized)
 Net assets                                                       $ 292,001,408
 Shares outstanding                                                  14,371,145
                                                                  -------------
 Net asset value per share                                        $       20.32
 Class II:
 (No par value, unlimited number of shares authorized)
 Net assets                                                       $ 100,695,925
 Shares outstanding                                                   4,974,295
                                                                  -------------
 Net asset value per share                                        $       20.24


  The accompanying notes are an integral part of these financial statements.  9

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 12/31/06
--------------------------------------------------------------------------------

                                                                        Year
                                                                       Ended
                                                                      12/31/06
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $5,322)               $  5,481,920
 Interest                                                               494,961
                                                                   ------------
  Total investment income                                          $  5,976,881
                                                                   ------------
EXPENSES:
 Management fees                                                   $  2,452,157
 Transfer agent fees and expenses                                         2,970
 Distribution fees (Class II)                                           235,194
 Administrative reimbursements                                           83,636
 Custodian fees                                                          57,320
 Professional fees                                                       43,067
 Fees and expenses of nonaffiliated trustees                              5,971
 Miscellaneous                                                           29,629
                                                                   ------------
  Total expenses                                                   $  2,909,944
  Less fees paid indirectly                                             (12,204)
                                                                   ------------
  Net expenses                                                     $  2,897,740
                                                                   ------------
    Net investment income                                          $  3,079,141
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain from investments                                $ 46,179,846
                                                                   ------------
 Change in net unrealized gain or loss from investments            $ (4,780,082)
                                                                   ------------
 Net gain on investments                                           $ 41,399,764
                                                                   ============
 Net increase in net assets resulting from operations              $ 44,478,905
                                                                   ============

10   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          Year                Year
                                                                                         Ended                Ended
                                                                                        12/31/06            12/31/05
FROM OPERATIONS:
Net investment income                                                                $   3,079,141       $    2,876,590
Net realized gain on investments                                                        46,179,846          146,233,723
Change in net unrealized loss on investments                                            (4,780,082)         (98,298,212)
                                                                                     -------------       --------------
  Net increase in net assets resulting from operations                               $  44,478,905       $   50,812,101
                                                                                     -------------       --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I                                                                             $  (2,875,197)      $     (980,182)
 Class II                                                                                       --           (1,186,576)
Net realized gain
 Class I                                                                               (71,620,431)         (18,901,870)
 Class II                                                                              (24,935,216)         (33,992,323)
                                                                                     -------------       --------------
  Total distributions to shareowners                                                 $ (99,430,844)      $  (55,060,951)
                                                                                     -------------       --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                     $  47,649,108       $  138,080,446
Reinvestment of distributions                                                           99,430,844           55,060,951
Cost of shares repurchased                                                             (76,484,657)        (163,603,573)
Redemption in kind                                                                              --         (488,210,933)
                                                                                     -------------       --------------
  Net increase (decrease) in net assets resulting from Fund share transactions       $  70,595,295       $ (458,673,109)
                                                                                     -------------       --------------
  Net increase (decrease) in net assets                                              $  15,643,356       $ (462,921,959)
NET ASSETS:
Beginning of year                                                                      377,053,977          839,975,936
                                                                                     -------------       --------------
End of year                                                                          $ 392,697,333       $  377,053,977
                                                                                     =============       ==============
Undistributed net investment income, end of year                                     $   3,078,676       $    2,874,732
                                                                                     =============       ==============

  The accompanying notes are an integral part of these financial statements. 11

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:


Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)
       (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)
   Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio)
       (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Portfolio is to seek capital appreciation.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus (es). Please refer to those documents when considering the Portfolio's risks. Investing in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

The financial highlights for the Portfolio's Class II shares are presented in a separate book.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Futures Contracts

     The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2006, the Portfolio had no open contracts.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At December 31, 2006, the Portfolio had no outstanding portfolio or settlement hedges.

E.   Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006,

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

     the Portfolio had a net capital loss carryforward of $1,738,582 which will expire in 2010 if not utilized.

     The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                       2006             2005
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                   $30,630,865      $ 6,510,571
Long-Term capital gain                             68,799,978       48,550,380
                                          --------------------------------------
                                                  $99,430,843      $55,060,951
                                          --------------------------------------
   Total distributions                            $99,430,843      $55,060,951
                                          ======================================
Distributable Earnings (Accumulated Losses):
Undistributed ordinary income                     $10,059,518
Undistributed long-term gain                       37,275,348
Capital loss carryforward                          (1,738,582)
Unrealized appreciation                            39,726,179
                                          --------------------------------------
 Total                                            $85,322,463
                                          ======================================
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

F.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $22,155 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,169 in transfer agent fees payable to PIMSS at December 31, 2006.

4.   Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $2,079 payable to PFD at December 31, 2006.

5.   Aggregate Unrealized Appreciation and Depreciation

At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

----------------------------------------------------------------------------------------------------
                                                                                         Net
                                                    Gross             Gross         Appreciation/
                                 Tax Cost       Appreciation      Depreciation      (Depreciation)
----------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio       $359,552,268      $48,073,184       $ (8,347,004)      $39,726,180
                              ============      ===========       ============       ===========
----------------------------------------------------------------------------------------------------

6.   Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $383,220,373 and $402,802,696, respectively.

7.   Capital Shares

At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

-----------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio             '06 Shares      '06 Amount       '05 Shares        '05 Amount
-----------------------------------------------------------------------------------------------------
CLASS I:
Shares sold                          1,049,089    $  22,445,647       2,037,703      $   50,295,966
Reinvestment of distributions        4,182,798       74,495,628         821,233          19,882,052
Shares repurchased                  (2,414,244)     (53,000,695)     (2,727,151)        (66,908,971)
Redemptions in kind                         --               --        (868,079)        (21,000,610)
                                 --------------------------------------------------------------------
 Net increase (decrease)             2,817,643    $  43,940,580        (736,294)     $  (17,731,563)
                                 ====================================================================
CLASS II:
Shares sold                          1,146,480    $  25,203,461       3,599,252      $   87,784,480
Reinvestment of distributions        1,403,220       24,935,216       1,468,235          35,178,899
Shares repurchased                  (1,144,450)     (23,483,962)     (3,965,242)        (96,694,602)
Redemptions in kind                         --               --     (19,499,464)       (467,210,323)
                                 --------------------------------------------------------------------
 Net increase (decrease)             1,405,250    $  26,654,715     (18,397,219)     $ (440,941,546)
                                 ====================================================================
-----------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

8.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Mid Cap Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Mid Cap Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio (the "Fund")

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of these contracts: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for the one, three, five and ten year periods ended June 30, 2006 for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the break points in the Fund's management fee and of a peer group of funds selected by the Independent Trustees for this purpose and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the fifth quintile of its Morningstar category peer group for the 12-months ended June 30, 2006, the third quintile of the peer group for the three years ended June 30, 2006, in the third quintile for the five year period ended June 30, 2006 and in the fourth quintile for the ten year period ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was satisfactory.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser has the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the first quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the second quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                                (continued)
--------------------------------------------------------------------------------

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in the management fee, the Trustees concluded that any perceived or potential economies of scale would be shared at future asset levels, in a reasonable manner as the Fund grows in size, between the Investment Adviser and the Fund's shareholders.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                                            Trustees and Officers
Pioneer Investment Management, Inc.                                           The trust's Board of Trustees provides broad
                                                                              supervision over the portfolio's affairs. The
Custodian                                                                     officers of the trust are responsible for the
Brown Brothers Harriman & Co.                                                 trust's operations. The trust's Trustees and
                                                                              officers are listed below, together with their
Independent Registered Public Accounting Firm                                 principal occupations during the past five years.
Ernst & Young LLP                                                             Trustees who are interested persons of the trust
                                                                              within the meaning of the 1940 Act are referred to
Principal Underwriter                                                         as Interested Trustees. Trustees who are not
Pioneer Funds Distributor, Inc.                                               interested persons of the trust are referred to as
                                                                              Independent Trustees. Each of the Trustees serves as
Legal Counsel                                                                 a trustee of each of the 86 U.S. registered
Wilmer Cutler Pickering Hale and Dorr LLP                                     investment portfolios for which Pioneer serves as
                                                                              investment adviser (the "Pioneer Funds"). The
Shareowner Services and Transfer                                              address for all Interested Trustees and all officers
Pioneer Investment Management Shareholder Services, Inc.                      of the trust is 60 State Street, Boston,
                                                                              Massachusetts 02109.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 1994. Serves     Deputy Chairman and a Director   Director of ICI
                           Board, Trustee    until a successor trustee      of Pioneer Global Asset          Mutual Insurance
                           and President     is elected or earlier          Management S.p.A. ("PGAM");      Company
                                             retirement or removal.         Non-Executive Chairman and a
                                                                            Director of Pioneer Investment
                                                                            Management USA Inc.
                                                                            ("PIM-USA"); Chairman and a
                                                                            Director of Pioneer; Chairman
                                                                            and Director of Pioneer
                                                                            Institutional Asset
                                                                            Management, Inc. (since 2006);
                                                                            Director of Pioneer
                                                                            Alternative Investment
                                                                            Management Limited (Dublin);
                                                                            President and a Director of
                                                                            Pioneer Alternative Investment
                                                                            Management (Bermuda) Limited
                                                                            and affiliated funds; Director
                                                                            of PIOGLOBAL Real Estate
                                                                            Investment Fund (Russia)
                                                                            (until June 2006); Director of
                                                                            Nano-C, Inc. (since 2003);
                                                                            Director of Cole Investment
                                                                            Corporation (since 2004);
                                                                            Director of Fiduciary
                                                                            Counseling, Inc.; President
                                                                            and Director of Pioneer Funds
                                                                            Distributor, Inc. ("PFD")
                                                                            (until May 2006); President of
                                                                            all of the Pioneer Funds; and
                                                                            Of Counsel, Wilmer Cutler
                                                                            Pickering Hale and Dorr LLP
                                                                            (counsel to PIM-USA and the
                                                                            Pioneer Funds)


*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
David R. Bock (63)         Trustee           Trustee since 2005. Serves     Senior Vice President and        Director of The
3050 K. Street NW,                           until a successor trustee      Chief Financial Officer,         Enterprise Social
Washington, DC 20007                         is elected or earlier          I-trax, Inc. (publicly traded    Investment Company
                                             retirement or removal.         health care services company)    (privately-held
                                                                            (2001 - present); Managing       affordable housing
                                                                            Partner, Federal City Capital    finance company); and
                                                                            Advisors (boutique merchant      Director of New York
                                                                            bank) (2002 to 2004); and        Mortgage Trust
                                                                            Executive Vice President and     (publicly traded
                                                                            Chief Financial Officer,         mortgage REIT)
                                                                            Pedestal Inc. (internet- based
                                                                            mortgage trading company)
                                                                            (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)          Trustee           Trustee since 2000. Serves     President, Bush International    Director of Brady
3509 Woodbine Street,                        until a successor trustee      (international financial         Corporation
Chevy Chase, MD 20815                        is elected or earlier          advisory firm)                   (industrial
                                             retirement or removal.                                          identification and
                                                                                                             specialty coated
                                                                                                             material products
                                                                                                             manufacturer);
                                                                                                             Director of Briggs &
                                                                                                             Stratton Co. (engine
                                                                                                             manufacturer);
                                                                                                             Director of Mortgage
                                                                                                             Guaranty Insurance
                                                                                                             Corporation; and
                                                                                                             Director of UAL
                                                                                                             Corporation (airline
                                                                                                             holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)  Trustee           Trustee since 2000. Serves     Founding Director, The           None
1001 Sherbrooke Street West,                 until a successor trustee      Winthrop Group, Inc.
Montreal, Quebec, Canada                     is elected or earlier          (consulting firm); and
H3A 1G5                                      retirement or removal.         Desautels Faculty of
                                                                            Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)       Trustee           Trustee since 2006. Serves     Private investor (2004 -         Director of
89 Robbins Avenue,                           until a successor trustee      present); and Senior Executive   Quadriserv Inc.
Berkeley Heights, NJ                         is elected or earlier          Vice President, The Bank of      (technology products
07922                                        retirement or removal.         New York (financial and          for securities
                                                                            securities services) (1986 -     lending industry)
                                                                            2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)   Trustee           Trustee since 1995. Serves     President and Chief Executive    Director of New
200 State Street, 12th                       until a successor trustee      Officer, Newbury, Piret &        America High Income
Floor, Boston, MA 02109                      is elected or earlier          Company, Inc. (investment        Fund, Inc.
                                             retirement or removal.         banking firm)                    (closed-end
                                                                                                             investment company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)         Trustee           Trustee since 2000. Serves     President, John Winthrop &       None
One North Adgers Wharf,                      until a successor trustee      Co., Inc. (private investment
Charleston, SC 29401                         is elected or earlier          firm)
                                             retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS OFFICER
Osbert M. Hood (54)+       Executive Vice    Since 2003. Serves at the      President and Chief Executive    Trustee of certain
                           President         discretion of the Board        Officer, PIM-USA since May       Pioneer Funds
                                                                            2003 (Director since January
                                                                            2001; Executive Vice President
                                                                            and Chief Operating Officer
                                                                            from November 2000 - May
                                                                            2003); Director of PGAM since
                                                                            June 2003; President and
                                                                            Director of Pioneer since May
                                                                            2003; President and Director
                                                                            of Pioneer Institutional Asset
                                                                            Management, Inc. since
                                                                            February 2006; Chairman and
                                                                            Director of Pioneer Investment
                                                                            Management Shareholder
                                                                            Services, Inc. ("PIMSS") since
                                                                            May 2003; Director of PFD
                                                                            since May 2006; Director of
                                                                            Oak Ridge Investments, LLC (a
                                                                            registered investment adviser
                                                                            in which PIM-USA owns a
                                                                            minority interest) since
                                                                            January 2005; Director of
                                                                            Vanderbilt Capital Advisors,
                                                                            LLC (an institutional
                                                                            investment adviser wholly-
                                                                            owned by PIM-USA) since June
                                                                            2006; and Executive Vice
                                                                            President of all of the
                                                                            Pioneer Funds since June 2003

+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)   Secretary         Since 2000. Serves at the      Secretary of PIM-USA; Senior     None
                                             discretion of the Board        Vice President - Legal of
                                                                            Pioneer; Secretary/ Clerk of
                                                                            most of PIM-USA's
                                                                            subsidiaries; and Secretary of
                                                                            all of the Pioneer Funds since
                                                                            September 2003 (Assistant
                                                                            Secretary from November 2000
                                                                            to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42) Assistant         Since 2003. Serves at the      Vice President and Senior        None
                           Secretary         discretion of the Board        Counsel of Pioneer since July
                                                                            2002; Vice President and
                                                                            Senior Counsel of BISYS Fund
                                                                            Services, Inc. (April 2001 to
                                                                            June 2002); Senior Vice
                                                                            President and Deputy General
                                                                            Counsel of Funds Distributor,
                                                                            Inc. (July 2000 to April
                                                                            2001); and Assistant Secretary
                                                                            of all of the Pioneer Funds
                                                                            since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45) Assistant         Since 2006. Serves at the      Partner, Wilmer Cutler           None
                           Secretary         discretion of the Board        Pickering Hale and Dorr LLP;
                                                                            and Assistant Secretary of all
                                                                            of the Pioneer Funds since
                                                                            July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)          Treasurer         Since 2000. Serves at the      Vice President - Fund            None
                                             discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Treasurer of all
                                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)       Assistant         Since 2004. Serves at the      Deputy Treasurer of Pioneer      None
                           Treasurer         discretion of the Board        since 2004; Treasurer and
                                                                            Senior Vice President, CDC
                                                                            IXIS Asset Management Services
                                                                            from 2002 to 2003; Assistant
                                                                            Treasurer and Vice President,
                                                                            MFS Investment Management from
                                                                            1997 to 2002; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds since November
                                                                            2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)      Assistant         Since 2000. Serves at the      Assistant Vice President -       None
                           Treasurer         discretion of the Board        Fund Accounting,
                                                                            Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)         Assistant         Since 2002. Serves at the      Fund Accounting Manager - Fund   None
                           Treasurer         discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS OFFICER
Katherine Kim Sullivan     Assistant         Since 2003. Serves at the      Fund Administration Manager -    None
(33)                       Treasurer         discretion of the Board        Fund Accounting,
                                                                            Administration and
                                                                            Controllership Services since
                                                                            June 2003; Assistant Vice
                                                                            President - Mutual Fund
                                                                            Operations of State Street
                                                                            Corporation from June 2002 to
                                                                            June 2003 (formerly Deutsche
                                                                            Bank Asset Management);
                                                                            Pioneer Fund Accounting,
                                                                            Administration and
                                                                            Controllership Services (Fund
                                                                            Accounting Manager from August
                                                                            1999 to May 2002); and
                                                                            Assistant Treasurer of all of
                                                                            the Pioneer Funds since
                                                                            September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)    Chief             Since 2006. Serves at the      Chief Compliance Officer of      None
                           Compliance        discretion of the Board        Pioneer and all of the Pioneer
                           Officer                                          Funds since March 2006; Vice
                                                                            President and Senior Counsel
                                                                            of Pioneer since September
                                                                            2004; and Senior Vice
                                                                            President and Counsel, State
                                                                            Street Research & Management
                                                                            Company (February 1998 to
                                                                            September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18647-01-0207


                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                            Pioneer Money Market VCT Portfolio -- Class I Shares
                                                                   ANNUAL REPORT
                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio
  Portfolio and Performance Update                                     2
  Comparing Ongoing Portfolio Expenses                                 3
  Schedule of Investments                                              4
  Financial Statements                                                 7
  Notes to Financial Statements                                       11
  Report of Independent Registered Public
    Accounting Firm                                                   14
  Factors Considered by the Independent Trustees
    in Approving the Management Contract                              15
  Trustees, Officers and Service Providers                            18

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

After raising the key Fed Funds rate four times during the first six months of 2006, the U.S. Federal Reserve Board allowed short-term rates to remain unchanged in the final half of the year. While the Fed governors said their monetary policy would be "data dependent" on new reports on the economy and inflation, evidence accumulated that the economy appeared to be decelerating and that inflationary pressures might be receding in the final months of the year. Pioneer Money Market VCT Portfolio invests exclusively in high-quality money market instruments issued by the U.S. government and domestic corporations and banks. All holdings have the highest ratings from the two nationally recognized ratings services: A1 by Standard & Poor's Investors Services and P1 by Moody's Investors Services. (Ratings apply to underlying securities, not Portfolio shares.)

In the following discussion, portfolio manager Seth Roman reviews the investment environment and the strategies that affected Pioneer Money Market VCT Portfolio over the 12 months ended December 31, 2006. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Portfolio.

Q.   How did the Portfolio perform during 2006?

A. Pioneer Money Market VCT Portfolio (Class I shares) had a total return of 4.50% at net asset value during the 12 months ended December 31, 2006. During the same period, the average return of the 109 variable annuity portfolios in Lipper's Money Market Funds category was 4.54%. On December 31, 2006, the Portfolio's 7-day SEC yield was 4.76%. The Portfolio's net asset value remained stable at $1.00 during the year.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   What were your principal strategies during the year?

A. During the first half of the year, as the Fed was continuing to raise short-term rates in an effort to moderate the pace of the economic expansion, we kept the Portfolio's duration relatively short, in the 30-to-35 day range. This allowed the Portfolio to invest in higher-yielding securities as they became available with each hike in the Fed Funds rate. However, the Federal Reserve Board, at its August meeting, let the Fed Funds rate stand unchanged at 5.25%, and the board continued to leave rates stable for the remainder of the year. Fed governors indicated that while they remained concerned about inflationary pressures, they believe growth in the economy was starting to decelerate. Given this change in policy, we extended the Fund's duration to the 50-day range, which we believed was appropriate for an economy where growth was at "a slow boil." At the close of the year, the Portfolio's weighted average duration was 50 days. We believed this positioning allowed the Fund to lock in higher yields that were available to the market, and yet still remain flexible.

Q.   What is your investment outlook?

A. The Federal Reserve has indicated that it plans to remain "data dependent" as it watches for any change in economic trends. Meanwhile, it has left the Fed Funds rate at the 5.25% level. Corporate profit growth remains strong, while employment is at relatively high levels. Given this outlook and the unchanged monetary policy by the Federal Reserve, we expect to continue to focus on high-quality, money market securities in the 50-day maturity range.

Prices and Distributions

                               12/31/06       12/31/05
Net Asset Value per Share       $ 1.00         $ 1.00

                               Net
Distributions per Share        Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)            Income         Capital Gains     Capital Gains
                               $ 0.0441       $  -              $  -

A Word About Risk:
Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Portfolio shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
10 Years                       3.20%
5 Years                        1.86%
1 Year                         4.50%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Money Market VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                                     $ 1,000.00
Ending Account Value on 12/31/06                                      $ 1,024.01
Expenses Paid During Period*                                          $     3.11

* Expenses are equal to the Portfolio's annualized expense ratio of 0.61% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Money Market VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                                     $ 1,000.00
Ending Account Value on 12/31/06                                      $ 1,022.13
Expenses Paid During Period*                                          $     3.11

* Expenses are equal to the Portfolio's annualized expense ratio of 0.61% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

                         S&P/Moody's
  Principal   Floating   Ratings
     Amount   Rate (a)   (unaudited)                                                                          Value
                                       COLLATERALIZED MORTGAGE OBLIGATIONS - 2.8%
                                       Banks - 2.8%
                                       Thrifts & Mortgage Finance - 2.8%
$   969,220       5.32   AAA/Aaa       Federal Home Loan Mortgage Corp., Multifamily VRD Certificate,
                                       Floating Rate Note, 1/15/42                                      $   969,220
                                                                                                        -----------
                                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                       (Cost $969,220)                                                  $   969,220
                                                                                                        -----------
                                       CORPORATE BONDS - 38.9%
                                       Capital Goods - 6.1%
                                       Construction & Farm Machinery & Heavy Trucks - 4.6%
  1,600,000       5.44   A/A2          Caterpillar Financial Services, Floating Rate Note, 2/26/07      $ 1,600,198
                                                                                                        -----------
                                       Industrial Conglomerates - 1.5%
    500,000       5.47   AAA/AAA       GE Capital Corp., Floating Rate Note, 10/17/07                   $   500,000
                                                                                                        -----------
                                       Total Capital Goods                                              $ 2,100,198
                                                                                                        -----------
                                       Food & Drug Retailing - 2.6%
                                       Hypermarkets & Supercenters - 2.6%
    900,000       5.26   AA/AA3        Wal-Mart Stores, Floating Rate Note, 3/28/07                     $   899,915
                                                                                                        -----------
                                       Total Food & Drug Retailing                                      $   899,915
                                                                                                        -----------
                                       Banks - 3.5%
                                       Diversified Banks - 3.5%
    345,000       5.45   A+/AA3        Wachovia Corp., Floating Rate Note, 7/20/07                      $   345,227
    864,000       5.34   AA/AA1        Wells Fargo & Co., Floating Rate Note, 1/3/08                        864,151
                                                                                                        -----------
                                                                                                        $ 1,209,378
                                                                                                        -----------
                                       Total Banks                                                      $ 1,209,378
                                                                                                        -----------
                                       Diversified Financials - 26.7%
                                       Consumer Finance - 2.6%
    145,000       5.41   AA-/AA3       HSBC Finance Corp., Floating Rate Note, 2/28/07                  $   145,014
    750,000       5.41   AA-/AA3       HSBC Finance Corp., Floating Rate Note, 5/10/07                      750,103
                                                                                                        -----------
                                                                                                        $   895,117
                                                                                                        -----------
                                       Diversified Capital Markets - 0.4%
    150,000              AA+/Aa2       UBS AG Stamford, 5.4%, 12/14/07                                  $   150,000
                                                                                                        -----------
                                       Investment Banking & Brokerage - 13.1%
    500,000       5.46   AA-/AA3       Goldman Sachs Group, Inc., Floating Rate Note, 3/30/07           $   500,149
    500,000       5.50   AA-/AA3       Goldman Sachs Group, Inc., Floating Rate Note, 7/2/07                500,373
    400,000       5.49   A+/A1         Lehman Brothers Holdings, Floating Rate Note, 4/20/07                400,143
    400,000       5.40   A+/A1         Lehman Brothers Holdings, Floating Rate Note, 5/31/07                400,131
    200,000       5.50   AA-/AA3       Merrill Lynch & Co., Floating Rate Note, 7/27/07                     200,152
  1,000,000       5.60   AA-/AA3       Merrill Lynch & Co., Floating Rate Note, Extendable                1,000,000
  1,500,000       5.51   A+/AA3        Morgan Stanley Dean Witter, Floating Rate Note, 1/12/07            1,500,073
                                                                                                        -----------
                                                                                                        $ 4,501,021
                                                                                                        -----------
                                       Diversified Financial Services - 7.8%
    700,000              A/A1          Bank One Corp., 7.6%, 5/1/07                                     $   704,155
  1,050,000       5.44   AA-/AA1       Citigroup, Inc., Floating Rate Note, 1/12/07                       1,050,023
    135,000       5.43   AA-/Aa1       Citigroup, Inc., Floating Rate Note, 6/4/07                          135,051
    800,000       5.47   AAA/AAA       GE Capital Corp., Floating Rate Note, Extendable                     800,000
                                                                                                        -----------
                                                                                                        $ 2,689,229
                                                                                                        -----------

4 The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         S&P/Moody's
  Principal   Floating   Ratings
     Amount   Rate (a)   (unaudited)                                                                               Value
                                       Specialized Finance - 2.7%
$   325,000       5.59   A/A2          CIT Group, Inc., Floating Rate Note, 5/18/07                          $   325,291
    400,000       5.57   A/A2          Citigroup, Inc., Floating Rate Note, 2/15/07                              400,098
    200,000              A/A2          National Rural Utilities, 6.5%, 3/1/07                                    200,233
                                                                                                             -----------
                                                                                                             $   925,622
                                                                                                             -----------
                                       Total Diversified Financials                                          $ 9,160,989
                                                                                                             -----------
                                       TOTAL CORPORATE BONDS
                                       (Cost $13,370,480)                                                    $13,370,480
                                                                                                             -----------
                                       U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.8%
                                       Government - 5.8%
    170,000              AAA/Aaa       Federal Home Loan Bank, 5.35%, 12/28/07                               $   170,000
    190,000              AAA/AAA       Federal Home Loan Bank, 5.54%, 8/21/07                                    190,000
    450,000              AAA/Aaa       Federal Home Loan Bank, 5.5%, 10/2/07                                     450,000
    165,000              AAA/Aaa       Federal National Mortgage Association, 5.35%, 12/19/07                    165,000
  1,000,000       4.76   AAA/AAA       Federal National Mortgage Association, Floating Rate Note, 1/26/07      1,000,000
                                                                                                             -----------
                                                                                                             $ 1,975,000
                                                                                                             -----------
                                       TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                       (Cost $1,975,000)                                                     $ 1,975,000
                                                                                                             -----------
                                       MUNICIPAL BONDS - 0.6%
                                       Government - 0.6%
    110,000       5.37   AA/AA1        Texas State Tax & Revenue Antic, Floating Rate Note, 12/1/27          $   110,000
    110,000       5.37   AA/AA1        Texas State Var-Ref-Taxable, Floating Rate Note, 12/1/26                  110,000
                                                                                                             -----------
                                                                                                             $   220,000
                                                                                                             -----------
                                       TOTAL MUNICIPAL BONDS
                                       (Cost $220,000)                                                       $   220,000
                                                                                                             -----------
                                       TEMPORARY CASH INVESTMENTS - 52.2%
                                       Commercial Paper - 52.2%
    300,000              NR/NR         Abbey National Plc, 5.230%, 3/7/07                                    $   297,167
    330,000              NR/NR         Abbey National Plc, 5.25%, 1/3/07                                         329,904
    400,000              NR/NR         Abbey National Plc, 5.25%, 3/29/07                                        394,925
    225,000              AA-/Aa2       Bank of America Corp., 5.205%, 6/4/07                                     219,990
    150,000              NR/NR         Bank of America Corp., 5.22%, 3/9/07                                      148,543
    100,000              NR/NR         Bank of America Corp., 5.23%, 3/13/07                                      98,969
    100,000              NR/NR         Bank of America Corp., 5.25%, 3/28/07                                      98,746
    175,000              NR/NR         Bank of America Corp., 5.26%, 3/1/07                                      173,491
    200,000              AA-/Aa2       Bank of America Corp., 5.27%, 04/3/07                                     197,306
    475,000              AA-/Aa2       Bank of America Corp., 5.27%, 2/1/07                                      472,835
    500,000              NR/AA1        Bank of Ireland, 5.3%, 3/8/07                                             500,000
    300,000              NR/NR         Barclay's Capital, Inc., 5.245%, 2/20/07                                  297,815
    300,000              NR/NR         Barclay's Capital, Inc., 5.26%, 3/14/07                                   296,844
    300,000              NR/NR         Barclays U.S Funding Corp., 5.25%, 1/12/07                                299,519
    100,000              NR/NR         Barclays U.S Funding Corp., 5.255%, 1/17/07                                99,767
    760,000              NR/NR         BNP Paribas Financial, Inc., 5.3%, 1/16/07                                758,327
    500,000              NR/NR         BNP Paribas Financial, Inc., 5.24%, 3/7/07                                495,270
    600,000              AA-/Aa3       Depfa Bank Plc, 5.34%, 4/27/07                                            600,000
    375,000              NR/NR         Depfa Bank Plc, 5.425%, 2/15/07                                           375,000
    340,000              NR/NR         Deutsche Bank, 5.31%, 9/4/07                                              340,000
    350,000              NR/NR         Deutsche Bank, 5.37%, 10/12/07                                            350,000
    300,000              A-1+/P-1      Dexia Delaware LLC, 5.27%, 2/20/07                                        297,804
    200,000              A-1+/P-1      Dexia Delaware LLC, 5.34%, 1/17/07                                        199,529

The accompanying notes are an integral part of these financial statements.    5

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

                         S&P/Moody's
  Principal   Floating   Ratings
     Amount   Rate (a)   (unaudited)                                                             Value
$   570,000              A-1+/P-1      Dexia Delaware LLC, 5.36%, 1/18/07                  $   568,578
    170,000              A-1/P-1       Dresner U.S. Finance, Inc., 5.26%, 1/4/07               169,925
    200,000              NR/NR         Dresner U.S. Finance, Inc., 5.23%, 4/27/07              196,630
    170,000              A-1+/P-1      Fortis Banque Luxemburg, 5.31%, 1/26/07                 169,373
    200,000              A-1+/P-1      General Electric Capital Corp., 5.19%, 1/16/07          199,562
    175,000              NR/A-1+       Goldman, Sachs & Co., 5.3%, 1/22/07                     174,459
    250,000              NA/NA         HBOS Treasury Services NY, 5.2%, 3/30/07                249,790
    670,000              AA/Aa2        HBOS Treasury Services Plc, 5.25%, 3/15/07              662,874
    200,000              AA/Aa2        HBOS Treasury Services Plc, 5.26%, 3/19/07              197,750
    150,000              AA/Aa2        HBOS Treasury Services Plc, 5.3%, 2/15/07               149,006
    113,000              NR/NR         ING Funding LLC, 5.2%, 4/5/07                           111,466
    170,000              NR/NR         ING Funding LLC, 5.25%, 2/8/07                          169,057
    125,000              NR/NR         ING Funding LLC, 5.3%, 1/8/07                           124,871
    100,000              NR/NR         ING Funding LLC, 5.3%, 3/29/07                           98,719
    200,000              NR/NR         ING Funding LLC, 5.32%, 1/29/07                         199,174
    150,000              NR/NR         ING Funding LLC, 5.4%, 1/3/07                           149,955
    100,000              NR/NR         J.P. Morgan Chase & Co., 5.24%, 3/15/07                  98,938
    300,000              NR/NR         J.P. Morgan Chase & Co., 5.26%, 2/5/07                  298,466
    180,000              A+/Aa1        Landesbank Baden-Wurttemberg NY, 5.345%, 5/24/07        179,948
    520,000              NR/NR         Landesbank Baden-Wurttemberg NY, 5.26%, 1/16/07         518,861
    270,000              NR/NR         Lloyds TSB Bank Plc, 5.25%, 1/29/07                     268,898
    120,000              NR/NR         Merrill Lynch & Co., 5.15%, 6/15/07                     117,164
    226,000              NR/NR         MetLife Funding Corp., 5.27%, 2/5/07                    224,842
    200,000              A1/P1         National Rural Utilities, 5.25%, 1/16/07                199,563
    300,000              A1/P1         National Rural Utilities, 5.26%, 1/8/07                 299,693
    170,000              NR/NR         Nordea North America, Inc., 5.13%, 7/13/07              165,324
    440,000              NR/NR         Nordea North America, Inc., 5.29%, 1/3/07               439,872
  1,000,000              A-1+/P-1      Rabobank USA Financial Corp., 5.25%, 1/3/07             999,708
    125,000              AA/AA1        Royal Bank of Scotland Plc, 5.26%, 1/22/07              124,616
    125,000              NR/NR         Royal Bank of Scotland Plc, 5.31%, 2/5/07               124,355
    100,000              NR/NR         Societe Generale, 5.25%, 4/2/07                          98,673
    320,000              NR/NR         Societe Generale, 5.3%, 3/8/07                          316,891
    200,000              NR/NR         Societe Generale, 5.31%, 2/16/07                        198,643
    450,000              A-1+/P-1      Societe Generale, 5.33%, 1/8/07                         449,540
    250,000              A-1+/P-1      Toyota Motor Credit Corp., 5.27%, 1/2/07                249,963
    250,000              A-1+/P-1      Toyota Motor Credit Corp., 5.32%, 2/6/07                248,675
    100,000              NR/NR         UBS Finance LLC, 5.37%, 1/26/06                          99,622
    150,000              NR/NR         UBS Finance, 5.25%, 2/15/07                             149,016
    250,000              NR/NR         UBS Finance, 5.25%, 2/5/07                              248,724
    500,000              NR/NR         UBS Finance, 5.27%, 1/2/07                              499,927
    100,000              NR/NR         UBS Finance, 5.30%, 1/12/07                              99,838
    275,000              NR/NR         UBS Finance, 5.34%, 1/3/07                              274,918
                                                                                           -----------
                                                                                           $17,927,618
                                                                                           -----------
                                       TOTAL TEMPORARY CASH INVESTMENTS
                                       (Cost $17,927,618)                                  $17,927,618
                                                                                           -----------
                                       TOTAL INVESTMENT IN SECURITIES - 100.4
                                       (Cost $34,462,318)                                  $34,462,318
                                                                                           -----------
                                       OTHER ASSETS AND LIABILITIES - (0.4)%               $  (128,733)
                                                                                           -----------
                                       TOTAL NET ASSETS - 100.0%                           $34,333,585
                                                                                           ===========

(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
NR:  Not rated by either S&P or Moody's.

6 The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year      Year      Year       Year      Year
                                                               Ended     Ended     Ended      Ended     Ended
Class I                                                       12/31/06  12/31/05  12/31/04   12/31/03  12/31/02
Net asset value, beginning of period                          $  1.00   $  1.00   $ 1.000    $ 1.000   $  1.00
                                                              -------   -------   -------    -------   -------
Increase (decrease) from investment operations:
 Net investment income                                        $ 0.040   $ 0.025   $ 0.007    $ 0.006   $  0.01
 Net realized and unrealized gain (loss) on investments            --        --        --         --        --
                                                              -------   -------   -------    -------   -------
  Net increase (decrease) from investment operations          $  0.04    $ 0.025  $  0.007   $ 0.006   $  0.01
Distributions to shareowners:
 Net investment income                                         (0.040)   (0.025)   (0.007)    (0.006)    (0.01)
                                                              -------   -------   -------    -------   -------
Net asset value, end of period                                $  1.00   $  1.00   $  1.00    $  1.00   $  1.00
                                                              =======   =======   =======    =======   =======
Total return*                                                    4.50%     2.47%     0.65%      0.56%     1.19%
Ratio of net expenses to average net assets+                     0.61%     0.73%     0.74%      0.72%     0.78%
Ratio of net investment income to average net assets+            4.43%     2.40%     0.66%      0.58%     1.11%
Net assets, end of period (in thousands)                      $34,334   $33,216   $42,896    $34,736   $59,521
Ratios with no waiver of fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                    0.61%     0.73%     0.74%      0.72%     0.78%
 Net investment income                                           4.43%     2.40%     0.66%      0.58%     1.11%
Ratios with waiver of fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses                                                    0.61%     0.73%     0.74%      0.72%     0.78%
 Net investment income                                           4.43%     2.40%     0.66%      0.58%     1.11%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.    7

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $34,462,318)               $34,462,318
 Cash                                                                     18,818
 Receivables --
 Fund shares sold                                                         17,793
 Dividends, interest and foreign taxes withheld                          145,060
 Other                                                                       756
                                                                     -----------
   Total assets                                                      $34,644,745
                                                                     -----------
LIABILITIES:
 Payables --
 Investment securities purchased                                     $   135,662
 Fund shares repurchased                                                 129,000
 Dividends                                                                 5,628
 Due to affiliates                                                         5,255
 Accrued expenses                                                         35,615
                                                                     -----------
   Total liabilities                                                 $   311,160
                                                                     -----------
NET ASSETS:
 Paid-in capital                                                     $34,336,559
 Accumulated net realized loss                                            (2,974)
                                                                     -----------
   Total net assets                                                  $34,333,585
                                                                     -----------
NET ASSET VALUE PER SHARE:
 Class I:
 (No par value, unlimited number of shares authorized)
 Net assets                                                          $34,333,585
 Shares outstanding                                                   34,340,927
                                                                     -----------
 Net asset value per share                                           $      1.00

8 The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 12/31/06
--------------------------------------------------------------------------------

                                                                       Year
                                                                       Ended
                                                                      12/31/06
INVESTMENT INCOME:
 Interest                                                            $1,792,372
                                                                     ----------
  Total investment income                                            $1,792,372
                                                                     ----------
EXPENSES:
 Management fees                                                     $  142,140
 Transfer agent fees and expenses                                         1,728
 Administrative reimbursements                                            8,003
 Custodian fees                                                          25,077
 Professional fees                                                       26,602
 Printing expense                                                         5,316
 Fees and expenses of nonaffiliated trustees                              5,414
 Miscellaneous                                                            4,155
                                                                     ----------
  Total expenses                                                     $  218,435
                                                                     ----------
  Net expenses                                                       $  218,435
                                                                     ----------
    Net investment income                                            $1,573,937
                                                                     ----------
UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Change in net unrealized gain or (loss) from investments            $     (126)
                                                                     ----------
 Net loss on investments                                             $     (126)
                                                                     ===========
 Net increase in net assets resulting from operations                $1,573,811
                                                                     ===========

The accompanying notes are an integral part of these financial statements.    9

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        Year              Year
                                                                                        Ended             Ended
                                                                                       12/31/06          12/31/05
FROM OPERATIONS:
Net investment income                                                               $   1,573,937      $     942,592
Net realized gain on investments                                                               --                 85
Change in net unrealized gain or (loss) on investments                                       (126)               125
                                                                                    -------------      -------------
  Net increase in net assets resulting from operations                              $   1,573,811      $     942,803
                                                                                    -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
 Class I                                                                            $  (1,574,272)     $    (944,260)
                                                                                    -------------      -------------
  Total distributions to shareowners                                                $  (1,574,272)     $    (944,260)
                                                                                    -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    $  19,517,030      $  19,583,940
Reinvestment of distributions                                                           1,571,489            942,853
Cost of shares repurchased                                                            (19,970,568)       (30,205,433)
                                                                                    -------------      -------------
  Net increase (decrease) in net assets resulting from Fund share transactions      $   1,117,951      $  (9,678,640)
                                                                                    -------------      -------------
  Net increase (decrease) in net assets                                             $   1,117,490      $  (9,680,097)
NET ASSETS:
Beginning of year                                                                      33,216,095         42,896,192
                                                                                    -------------      -------------
End of year                                                                         $  34,333,585      $  33,216,095
                                                                                    =============      =============
Undistributed net investment income, end of year                                    $          --      $         333
                                                                                    =============      =============

10 The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Money Market VCT Portfolio (The Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio)
       (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

The Portfolio seeks current income consistent with preserving capital and providing liquidity.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Portfolio shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, which are in conformity with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest in income bearing cash accounts is recorded on the accrual basis.

B.   Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, the Portfolio had a net capital loss carryforward of $2,974, of which the following amounts will expire between 2010 and 2012 if not utilized: $2,728 in 2010 and $246 in 2012.

     At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

------------------------------------------------------------------------------------------------------
                                        Undistributed Net         Accumulated Net
Portfolio                            Investment Income (Loss)   Realized Gain (Loss)   Paid-In Capital
------------------------------------------------------------------------------------------------------
Pioneer Money Market VCT Portfolio             $2                         $--               $ (2)
                                               ==                         ===               =====
------------------------------------------------------------------------------------------------------

     The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                        2006           2005
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                     $1,574,272                 $944,260
                                     ----------                 --------
  Total distributions                $1,574,272                 $944,260
                                     ==========                 ========
 Distributable Earnings:
 Capital loss carryforward           $   (2,974)
                                     ----------                 --------
  Total                              $   (2,974)
                                     ==========                 ========
--------------------------------------------------------------------------------

C.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

D.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.40% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $1,215 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,040 in transfer agent fees payable to PIMSS at December 31, 2006.

4.   Aggregate Unrealized Appreciation and Depreciation

At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

------------------------------------------------------------------------------------------
                                                                                 Net
                                                 Gross          Gross       Appreciation/
                                 Tax Cost     Appreciation   Depreciation   (Depreciation)
------------------------------------------------------------------------------------------
Money Market Portfolio          $34,462,318       $--            $--             $--
                                ===========       ===            ===             ===
------------------------------------------------------------------------------------------

5. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $493,359,499 and $494,251,188, respectively.

6. Capital Shares

At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

----------------------------------------------------------------------------------------
Money Market Portfolio          '06 Shares    '06 Amount     '05 Shares     '05 Amount
----------------------------------------------------------------------------------------
CLASS I:
Shares sold                      19,517,030   $19,517,030     19,584,349    $19,583,940
Reinvestment of distributions     1,571,489     1,571,489        942,853        942,853
Shares repurchased              (19,970,568)  (19,970,568)   (30,205,433)   (30,205,433)
                                -------------------------------------------------------
Net increase (decrease)           1,117,951   $ 1,117,951     (9,678,231)   $(9,678,640)
                                =======================================================
----------------------------------------------------------------------------------------

7.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Money Market VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Money Market VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Money Market VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst + Young LLP

Boston, Massachusetts
February 9, 2007

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of break points in the management fee, reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return and yield, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the yield on 30-day U.S. Treasury Securities. The Fund's performance, based upon total return, was in the fourth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the fourth quintile of the peer group for the three years ended June 30, 2006, the fifth quintile for the five years ended June 30, 2006 and the fifth quintile for the ten year period ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustee also considered the yield of the Fund, before deduction of expenses, relative to the yield on 30-day U.S. Treasury securities. The Trustees, focusing on three-year total returns, concluded that the Fund underperformed relative to its peer group.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to perform its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee, based on 2006 data, was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 (after giving effect to the expense limitation) to be in the fifth quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in the management fees, the Trustees concluded

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

     that any perceived or potential economies of scale would be shared at future asset levels, in a reasonable manner as the Fund grows in size, between Fund's shareholders and the Investment Adviser.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund). The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal as in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                         Trustees and Officers
Pioneer Investment Management, Inc.                        The trust's Board of Trustees provides broad supervision
                                                           over the portfolio's affairs. The officers of the trust are
Custodian                                                  responsible for the trust's operations. The trust's Trustees
Brown Brothers Harriman & Co.                              and officers are listed below, together with their principal occupations during the past five years. Trustees who are
Independent Registered Public Accounting Firm              interested persons of the trust within the meaning of the
Ernst & Young LLP                                          1940 Act are referred to as Interested Trustees. Trustees
                                                           who are not interested persons of the trust are referred to
Principal Underwriter                                      as Independent Trustees. Each of the Trustees serves as a
Pioneer Funds Distributor, Inc.                            trustee of each of the 86 U.S. registered investment
                                                           portfolios for which Pioneer serves as investment adviser
Legal Counsel                                              (the "Pioneer Funds"). The address for all Interested
Wilmer Cutler Pickering Hale and Dorr LLP                  Trustees and all officers of the trust is 60 State Street,
                                                           Boston, Massachusetts 02109.
Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE           PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE          DURING PAST FIVE YEARS              HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*  Chairman of the  Trustee since 1994. Serves  Deputy Chairman and a Director of   Director of ICI Mutual
                          Board, Trustee   until a successor trustee   Pioneer Global Asset Management     Insurance Company
                          and President    is elected or earlier       S.p.A. ("PGAM"); Non-Executive
                                           retirement or removal.      Chairman and a Director of Pioneer
                                                                       Investment Management USA Inc.
                                                                       ("PIM-USA"); Chairman and a
                                                                       Director of Pioneer; Chairman and
                                                                       Director of Pioneer Institutional
                                                                       Asset Management, Inc. (since
                                                                       2006); Director of Pioneer
                                                                       Alternative Investment Management
                                                                       Limited (Dublin); President and a
                                                                       Director of Pioneer Alternative
                                                                       Investment Management (Bermuda)
                                                                       Limited and affiliated funds;
                                                                       Director of PIOGLOBAL Real Estate
                                                                       Investment Fund (Russia) (until
                                                                       June 2006); Director of Nano-C,
                                                                       Inc. (since 2003); Director of Cole
                                                                       Investment Corporation (since
                                                                       2004); Director of Fiduciary
                                                                       Counseling, Inc.; President and
                                                                       Director of Pioneer Funds
                                                                       Distributor, Inc. ("PFD") (until
                                                                       May 2006); President of all of the
                                                                       Pioneer Funds; and Of Counsel,
                                                                       Wilmer Cutler Pickering Hale and
                                                                       Dorr LLP (counsel to PIM-USA and
                                                                       the Pioneer Funds)

* Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
---------------------------------------------------------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE           PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS     WITH THE TRUST   AND TERM OF OFFICE          DURING PAST FIVE YEARS              HELD BY THIS TRUSTEE
David R. Bock (63)        Trustee          Trustee since 2005. Serves  Senior Vice President and Chief     Director of The
3050 K. Street NW,                         until a successor trustee   Financial Officer, I-trax, Inc.     Enterprise Social
Washington, DC 20007                       is elected or earlier       (publicly traded health care        Investment Company
                                           retirement or removal.      services company) (2001 - present); (privately-held
                                                                       Managing Partner, Federal City      affordable housing
                                                                       Capital Advisors (boutique merchant finance company); and
                                                                       bank) (2002 to 2004); and Executive Director of New York
                                                                       Vice President and Chief Financial  Mortgage Trust
                                                                       Officer, Pedestal Inc. (internet-   (publicly traded
                                                                       based mortgage trading company)     mortgage REIT)
                                                                       (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)         Trustee          Trustee since 2000. Serves  President, Bush International       Director of Brady
3509 Woodbine Street,                      until a successor trustee   (international financial advisory   Corporation (industrial
Chevy Chase, MD 20815                      is elected or earlier       firm)                               identification and
                                           retirement or removal.                                          specialty coated material
                                                                                                           products manufacturer);
                                                                                                           Director of Briggs &
                                                                                                           Stratton Co. (engine
                                                                                                           manufacturer); Director
                                                                                                           of Mortgage Guaranty
                                                                                                           Insurance Corporation;
                                                                                                           and Director of UAL
                                                                                                           Corporation (airline
                                                                                                           holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59) Trustee          Trustee since 2000. Serves  Founding Director, The Winthrop     None
1001 Sherbrooke Street                     until a successor trustee   Group, Inc. (consulting firm); and
West, Montreal, Quebec,                    is elected or earlier       Desautels Faculty of Management,
Canada H3A 1G5                             retirement or removal.      McGill University








------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)      Trustee          Trustee since 2006. Serves  Private investor (2004 - present);  Director of Quadriserv
89 Robbins Avenue,                         until a successor trustee   and Senior Executive Vice           Inc. (technology
Berkeley Heights, NJ                       is elected or earlier       President, The Bank of New York     products for
07922                                      retirement or removal.      (financial and securities services) securities lending
                                                                       (1986 - 2004)                       industry)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)  Trustee          Trustee since 1995. Serves  President and Chief Executive       Director of New
200 State Street, 12th                     until a successor trustee   Officer, Newbury, Piret & Company,  America High Income
Floor, Boston, MA 02109                    is elected or earlier       Inc. (investment banking firm)      Fund, Inc. (closed-end
                                           retirement or removal.                                          investment company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)        Trustee          Trustee since 2000. Serves  President, John Winthrop & Co.,     None
One North Adgers Wharf,                    until a successor trustee   Inc. (private investment firm)
Charleston, SC 29401                       is elected or earlier
                                           retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD  LENGTH OF SERVICE           PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE          DURING PAST FIVE YEARS              HELD BY THIS OFFICER
Osbert M. Hood (54)+       Executive Vice  Since 2003. Serves at the   President and Chief Executive       Trustee of certain
                           President       discretion of the Board     Officer, PIM-USA since May 2003     Pioneer Funds
                                                                       (Director since January 2001;
                                                                       Executive Vice President and Chief
                                                                       Operating Officer from November
                                                                       2000 - May 2003); Director of PGAM
                                                                       since June 2003; President and
                                                                       Director of Pioneer since May 2003;
                                                                       President and Director of Pioneer
                                                                       Institutional Asset Management,
                                                                       Inc. since February 2006; Chairman
                                                                       and Director of Pioneer Investment
                                                                       Management Shareholder Services,
                                                                       Inc. ("PIMSS") since May 2003;
                                                                       Director of PFD since May 2006;
                                                                       Director of Oak Ridge Investments,
                                                                       LLC (a registered investment
                                                                       adviser in which PIM-USA owns a
                                                                       minority interest) since January
                                                                       2005; Director of Vanderbilt
                                                                       Capital Advisors, LLC (an
                                                                       institutional investment adviser
                                                                       wholly- owned by PIM-USA) since
                                                                       June 2006; and Executive Vice
                                                                       President of all of the Pioneer
                                                                       Funds since June 2003

+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)   Secretary       Since 2000. Serves at the   Secretary of PIM-USA; Senior Vice    None
                                           discretion of the Board     President - Legal of Pioneer;
                                                                       Secretary/Clerk of most of
                                                                       PIM-USA's subsidiaries; and
                                                                       Secretary of all of the Pioneer
                                                                       Funds since September 2003
                                                                       (Assistant Secretary from November
                                                                       2000 to September 2003)
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42) Assistant       Since 2003. Serves at the   Vice President and Senior Counsel   None
                           Secretary       discretion of the Board     of Pioneer since July 2002; Vice
                                                                       President and Senior Counsel of
                                                                       BISYS Fund Services, Inc. (April
                                                                       2001 to June 2002); Senior Vice
                                                                       President and Deputy General
                                                                       Counsel of Funds Distributor, Inc.
                                                                       (July 2000 to April 2001); and
                                                                       Assistant Secretary of all of the
                                                                       Pioneer Funds since September 2003
-----------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45) Assistant       Since 2006. Serves at the   Partner, Wilmer Cutler Pickering    None
                           Secretary       discretion of the Board     Hale and Dorr LLP; and Assistant
                                                                       Secretary of all of the Pioneer
                                                                       Funds since July 2006.
-----------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)          Treasurer       Since 2000. Serves at the   Vice President - Fund Accounting,   None
                                           discretion of the Board     Administration and Controllership
                                                                       Services of Pioneer; and Treasurer
                                                                       of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)       Assistant       Since 2004. Serves at the   Deputy Treasurer of Pioneer since   None
                           Treasurer       discretion of the Board     2004; Treasurer and Senior Vice
                                                                       President, CDC IXIS Asset
                                                                       Management Services from 2002 to
                                                                       2003; Assistant Treasurer and Vice
                                                                       President, MFS Investment
                                                                       Management from 1997 to 2002; and
                                                                       Assistant Treasurer of all of the
                                                                       Pioneer Funds since November 2004
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)      Assistant       Since 2000. Serves at the   Assistant Vice President - Fund     None
                           Treasurer       discretion of the Board     Accounting, Administration and
                                                                       Controllership Services of Pioneer;
                                                                       and Assistant Treasurer of all of
                                                                       the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)         Assistant       Since 2002. Serves at the   Fund Accounting Manager - Fund      None
                           Treasurer       discretion of the Board     Accounting, Administration and
                                                                       Controllership Services of Pioneer;
                                                                       and Assistant Treasurer of all of
                                                                       the Pioneer Funds since May 2002
-----------------------------------------------------------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                         POSITIONS HELD  LENGTH OF SERVICE           PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME AND AGE             WITH THE TRUST  AND TERM OF OFFICE          DURING PAST FIVE YEARS              HELD BY THIS OFFICER
Katherine Kim Sullivan   Assistant       Since 2003. Serves at the   Fund Administration Manager - Fund  None
(33)                     Treasurer       discretion of the Board     Accounting, Administration and
                                                                     Controllership Services since June
                                                                     2003; Assistant Vice President -
                                                                     Mutual Fund Operations of State
                                                                     Street Corporation from June 2002
                                                                     to June 2003 (formerly Deutsche
                                                                     Bank Asset Management); Pioneer
                                                                     Fund Accounting, Administration and
                                                                     Controllership Services (Fund
                                                                     Accounting Manager from August 1999
                                                                     to May 2002); and Assistant
                                                                     Treasurer of all of the Pioneer
                                                                     Funds since September 2003
-----------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)  Chief           Since 2006. Serves at the   Chief Compliance Officer of Pioneer None
                         Compliance      discretion of the Board     and all of the Pioneer Funds since
                         Officer                                     March 2006; Vice President and
                                                                     Senior Counsel of Pioneer since
                                                                     September 2004; and Senior Vice
                                                                     President and Counsel, State Street
                                                                     Research & Management Company
                                                                     (February 1998 to September 2004)
-----------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18654-01-0207


                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                      Pioneer Real Estate Shares VCT Portfolio -- Class I Shares



                                                                   ANNUAL REPORT
                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
  Portfolio and Performance Update                                    2
  Comparing Ongoing Portfolio Expenses                                3
  Portfolio Management Discussion                                     4
  Schedule of Investments                                             6
  Financial Statements                                                7
  Notes to Financial Statements                                      11
  Report of Independent Registered Public Accounting Firm            16
  Factors Considered by the Independent Trustees
    in Approving the Management Contract                             17
  Trustees, Officers and Service Providers                           20

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                               81.5%
Temporary Cash Investment                        18.5%


Sector Distribution
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Office                                           19.2%
Apartment                                        18.5%
Regional Mall                                    14.7%
Industrial                                       12.5%
Shopping Center                                  11.7%
Hotel                                             8.6%
Storage                                           5.8%
Diversified                                       4.8%
Health Care                                       2.7%
Triple-Net Lease                                  1.5%


Five Largest Holdings
(As a percentage of equity holdings)

1.        Simon DeBartolo Group, Inc.              8.17%
2.        Boston Properties, Inc.                  5.62
3.        Equity Residential Property Trust        4.82
4.        ProLogis Trust                           4.59
5.        Public Storage, Inc.                     4.52

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/06      12/31/05
Net Asset Value per Share     $ 33.01      $ 26.13


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $ 0.3911       $ 0.0033          $ 1.8783

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[The following data was represented as a line graph in the printed material]


             Wilshire         Pioneer
           Real Estate      Real Estate
            Securities      Shares VCT
               Index        Portfolio
12/96         $10,000        $10,000
12/98         $ 9,845        $ 9,889
12/00         $12,219        $12,516
12/02         $13,506        $14,191
12/04         $24,703        $26,224
12/06         $38,915        $40,645

The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of real estate investment trusts (equity and hybrid) and real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------

10 Years                    14.55%
5 Years                     24.19%
1 Year                      36.82%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                                             I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                                   $ 1,000.00
Ending Account Value on 12/31/06                                    $ 1,191.50
Expenses Paid During Period*                                        $     4.97

* Expenses are equal to the Portfolio's annualized expense ratio of 0.90% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on a hypothetical 5% return per year return before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                                             I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                                   $ 1,000.00
Ending Account Value on 12/31/06                                    $ 1,020.67
Expenses Paid During Period*                                        $     4.58

* Expenses are equal to the Portfolio's annualized expense ratio of 0.90% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

A combination of strong underlying property fundamentals, steady economic growth and a continued strong investor appetite for real estate propelled the public real estate securities market to another year of stellar performance in 2006. In the following interview, Matthew Troxell of AEW Capital Management, L.P. discusses the factors that contributed to this strong performance as well as his outlook for the coming months.

Q:   How did the Portfolio perform for the fiscal year ended December 31, 2006?

A: For the year ended December 31, 2006, Class I shares generated a total return of 36.82% at net asset value. In comparison, the Wilshire Real Estate Securities Index posted a return of 35.88% for the same period. The average return for the 53 real estate funds tracked by Lipper Inc., the Portfolio's peer group, was 35.60%.

     Given the rather solid economic backdrop in 2006, the property fundamentals across all the property sectors improved - giving breath and depth to the rally in real estate stocks. However, we think effective stock picking, particularly in the regional mall, hotel and apartment sectors, contributed to the Portfolio's strong performance.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   Which investments contributed to the Fund's strong performance?

A: On an absolute basis, the Fund's top individual contributors to performance for the year included office REIT Boston Properties, Inc., mall REIT Simon Property Group Inc. and apartment company AvalonBay Communities Inc. These companies, which the Fund holds as overweight positions relative to its benchmark, posted lofty returns of 63.5%, 37.0% and 49.7%, respectively, for the year. Boston Properties Inc., the Fund's top overall contributor to performance, posted solid operating results during the period as strong demand for the company's high-quality office properties in core markets has continued to stimulate investor demand for the stock. Simon Property Group, the largest REIT in North America, also continued its strong performance run during the past year, primarily due to increased sales and strong leasing initiatives across its regional mall portfolio. AvalonBay Communities, Inc. has benefited from one of the industry's largest development pipelines and its focus on owning properties in high barrier-to-entry markets.

Q: Are you concerned that REITs and other real estate investments have become overvalued?

A: Given the positive transformation that has taken place in the real estate industry over the last decade, we don't think that you can draw a straight line and compare the prices of real estate stocks today with those five or ten years ago. On that basis alone, stocks may look expensive, but this may not tell the whole story.



A Word About Risk:

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     We see several encouraging factors that appear to be exerting a stabilizing influence on REIT pricing. First, the sector's strong performance has much to do with its overall health, which has helped it to weather economic downturns more efficiently than it did in the past. Secondly, supply/demand dynamics across the various property types are in general the healthiest that we've seen in some time. And with the cost of building materials so high today - from labor to energy to raw materials - developers have more of an incentive to work with existing inventory, effectively slowing the pace of new construction. With supply moderating, property types are experiencing strong rent growth and higher occupancy levels.

     On the demand side, both individual and institutional investors have been diversifying into real estate investments in increasing numbers. Strong demand from private equity investors in particular, including U.S. tax-exempt institutions, high net worth individuals and foreign investors, has helped to support prices on the upside.

Q:   What is your outlook?

A: We think that the positive factors underlying the strength of the real estate market in 2006 will continue into fiscal 2007. However, since real estate stocks are not a homogenous group, a more uneven pattern of performance may eventually emerge across the various sub sectors as the pace of economic growth changes course. We believe that in all likelihood, performance returns may eventually approach more sustainable levels that are more in line with historical averages, probably averaging in the five to ten percent range annually over the next five years.

     Our investment process will continue to focus on securities selection within each property sector, with the goal of identifying real estate equity securities that we believe are mispriced relative to their peers and, thus, represent the greatest relative value and strongest price appreciation potential, as well as lower downside risk. We believe our disciplined approach to stock selection will serve to foster consistency of income and growth over time.



     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

     Shares                                                                 Value
                  COMMON STOCKS - 98.1%
                  Consumer Services - 3.7%
                  Hotels, Resorts & Cruise Lines - 3.7%
     74,000       Hilton Hotels Corp. (a)                           $   2,582,600
     30,000       Starwood Hotels & Resorts                             1,875,000
                                                                    -------------
                                                                    $   4,457,600
                                                                    -------------
                  Total Consumer Services                           $   4,457,600
                                                                    -------------
                  Real Estate - 93.8%
                  Diversified Real Estate Investment Trusts - 8.8%
     77,000       Liberty Property Trust (a)                        $   3,783,780
     18,000       PS Business Parks, Inc.                               1,272,780
     52,700       Spirit Finance Corp.                                    657,169
     39,500       Vornado Realty Trust                                  4,799,250
                                                                    -------------
                                                                    $  10,512,979
                                                                    -------------
                  Industrial Real Estate Investment Trusts - 7.5%
     33,800       AMB Property Corp.                                $   1,981,018
     72,200       DCT Industrial Trust, Inc.                              851,960
     27,000       First Potomac Realty Trust                              785,970
     88,700       ProLogis Trust                                        5,390,299
                                                                    -------------
                                                                    $   9,009,247
                                                                    -------------
                  Mortgage Real Estate Investment Trusts - 0.9%
     23,500       iStar Financial, Inc.                             $   1,123,770
                                                                    -------------
                  Office Real Estate Investment Trusts - 16.3%
     28,000       BioMed Property Trust, Inc.                       $     800,800
     59,000       Boston Properties, Inc.                               6,600,920
     70,000       Brandywine Realty Trust                               2,327,500
     29,000       Corporate Office Properties (a)                       1,463,630
     14,500       Digital Realty Trust, Inc.                              496,335
     15,800       Duke Realty Investments, Inc.                           646,220
     44,500       Equity Office Properties Trust (a)                    2,143,565
     51,000       Highwoods Properties, Inc.                            2,078,760
    106,000       HRPT Properties Trust                                 1,309,100
     21,500       Kilroy Realty Corp.                                   1,677,000
                                                                    -------------
                                                                    $  19,543,830
                                                                    -------------
                  Real Estate Management & Development - 3.8%
    114,200       Brookfield Properties Corp.                       $   4,491,486
                                                                    -------------
                  Residential Real Estate Investment Trusts - 18.2%
     23,600       Apartment Investment & Management Co.             $   1,322,072
     75,200       Archstone-Smith Trust                                 4,377,392
     40,000       AvalonBay Communities, Inc. (a)                       5,202,000
     36,000       Camden Property Trust                                 2,658,600
    111,700       Equity Residential Property Trust                     5,668,775
     13,900       Home Properties, Inc. (a)                               823,853
     54,500       United Dominion Realty Trust (a)                      1,732,555
                                                                    -------------
                                                                    $  21,785,247
                                                                    -------------
                  Retail Real Estate Investment Trusts - 25.9%
     21,000       Cedar Shopping Centers, Inc.*                     $     334,110
     74,700       Developers Diversifies Realty Corp. (a)               4,702,365
     35,000       Federal Realty Investment Trust                       2,975,000
     60,000       General Growth Properties, Inc.                       3,133,800
     47,200       Kimco Realty Corp.                                    2,121,640
     26,600       Kite Realty Group Trust                                 495,292
     41,000       Regency Centers Corp.                                 3,204,970
     94,800       Simon DeBartolo Group, Inc.                           9,602,292
     36,000       Taubman Centers, Inc.                                 1,830,960
     30,800       The Macerich Co.                                      2,666,356
                                                                    -------------
                                                                    $  31,066,785
                                                                    -------------
                  Specialized Real Estate Investment Trusts - 12.4%
     37,000       Ashford Hospitality Trust                         $     460,650
     66,800       Extra Space Storage, Inc.                             1,219,768
     11,000       Healthcare Realty Trust, Inc. (a)                       434,940
     12,000       Hospitality Properties Trust                            570,360
    188,000       Host Hotels & Resorts, Inc. (a)                       4,615,400
     65,500       Nationwide Health Properties, Inc. (a)                1,979,410
     54,500       Public Storage, Inc. (a)                              5,313,750
     12,200       U-Store-It Trust                                        250,710
                                                                    -------------
                                                                    $  14,844,988
                                                                    -------------
                  Total Real Estate                                 $ 112,378,332
                                                                    -------------
                  Telecommunication Services - 0.6%
                  Integrated Telecommunication Services - 0.6%
     18,900       Health Care Properties Invest, Inc.*              $     695,898
                                                                    -------------
                  Total Telecommunication Services                  $     695,898
                                                                    -------------
                  TOTAL COMMON STOCKS
                  (Cost $58,706,553)                                $ 117,531,830
                                                                    -------------
                  TEMPORARY CASH INVESTMENT - 22.3%
                  Security Lending Collateral - 22.3%
 26,706,744       Securities Lending Investment Fund, 5.26%         $  26,706,744
                                                                    -------------
                  TOTAL TEMPORARY CASH INVESTMENT
                  (Cost $26,706,744)                                $  26,706,744
                                                                    -------------
                  TOTAL INVESTMENT IN SECURITIES - 120.4%
                  (Cost $85,413,297)                                $ 144,238,574
                                                                    -------------
                  OTHER ASSETS AND LIABILITIES - (20.4)%            $ (24,466,580)
                                                                    -------------
                  TOTAL NET ASSETS - 100.0%                         $ 119,771,995
                                                                    =============

*    Non-income producing security.
(a)  At December 31, 2006, the following securities were out on loan:


   Shares                  Security                         Value
   35,000         AvalonBay Communities, Inc.             4,551,750
   26,235         Corporate Office Properties             1,324,080
   69,300         Developers Diversifies Realty Corp.     4,362,435
   44,055         Equity Office Properties Trust          2,122,129
   10,890         Healthcare Realty Trust, Inc.             430,591
   73,260         Hilton Hotels Corp.                     2,556,774
   13,761         Home Properties, Inc.                     815,614
  130,000         Host Hotels & Resorts, Inc.             3,191,500
   76,230         Liberty Property Trust                  3,745,942
   11,700         Nationwide Health Properties, Inc.        353,574
    9,000         Public Storage, Inc.                      877,500
   53,955         United Dominion Realty Trust            1,715,229
                                                        -----------
                  Total                                 $26,047,118
                                                        ===========

6   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended     Year Ended     Year Ended     Year Ended    Year Ended
Class I                                                      12/31/06       12/31/05       12/31/04       12/31/03      12/31/02
                                                            ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period                        $    26.13     $    24.30     $    18.57     $    14.47     $    14.77
                                                            ----------     ----------     ----------     ----------     ----------
Increase from investment operations:
 Net investment income                                      $     0.45     $     0.43     $     0.52     $     0.74     $     0.62
 Net realized and unrealized gain (loss) on investments           8.70           3.10           5.99           4.16          (0.23)
                                                            ----------     ----------     ----------     ----------     ----------
    Net increase from investment operations                 $     9.15     $     3.53     $     6.51     $     4.90     $     0.39
Distributions to shareowners:
 Net investment income                                           (0.39)         (0.39)         (0.45)         (0.64)         (0.69)
 Net realized gain                                               (1.88)         (1.31)         (0.33)            --             --
 Tax return of capital                                              --             --             --          (0.16)            --
                                                            ----------     ----------     ----------     ----------     ----------
 Net increase (decrease) in net asset value                 $     6.88     $     1.83     $     5.73     $     4.10     $    (0.30)
                                                            ----------     ----------     ----------     ----------     ----------
 Net asset value, end of period                             $    33.01     $    26.13     $    24.30     $    18.57     $    14.47
                                                            ==========     ==========     ==========     ==========     ==========
Total return*                                                    36.82%         15.13%         35.74%         34.75%         (2.53)%
Ratio of net expenses to average net assets+                      0.91%          0.94%          0.98%          1.03%          1.07%
Ratio of net investment income to average net assets+             1.43%          1.65%          2.41%          4.49%          4.76%
Portfolio turnover rate                                             18%            12%            35%            20%            29%
Net assets, end of period (in thousands)                    $   34,597     $   32,086     $   36,447     $   31,891     $   29,873


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.


NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


  The accompanying notes are an integral part of these financial statements.  7

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $26,047,118)
   (cost $85,413,297)                                                                       $ 144,238,574
 Cash                                                                                           1,499,464
 Receivables --
 Investment securities sold                                                                       220,010
 Fund shares sold                                                                                  20,401
 Dividends, interest and foreign taxes withheld                                                   768,789
 Other                                                                                              1,931
                                                                                            -------------
   Total assets                                                                             $ 146,749,169
                                                                                            -------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                            $     170,822
 Fund shares repurchased                                                                           15,220
 Upon return of securities loaned                                                              26,706,744
 Due to affiliates                                                                                 13,986
 Accrued expenses                                                                                  70,402
                                                                                            -------------
   Total liabilities                                                                        $  26,977,174
                                                                                            -------------
NET ASSETS:
 Paid-in capital                                                                            $  51,019,057
 Undistributed net investment income                                                              296,814
 Accumulated net realized gain on investments                                                   9,630,847
 Net unrealized gain on:
 Investments                                                                                   58,825,277
                                                                                            -------------
   Total net assets                                                                         $ 119,771,995
                                                                                            -------------
NET ASSET VALUE PER SHARE:
Class I:
(No par value, unlimited number of shares authorized)
 Net assets                                                                                 $  34,597,020
Shares outstanding                                                                              1,047,925
                                                                                            -------------
 Net asset value per share                                                                  $       33.01
Class II:
(No par value, unlimited number of shares authorized)
 Net assets                                                                                 $  85,174,975
Shares outstanding                                                                              2,584,309
                                                                                            -------------
 Net asset value per share                                                                  $       32.96

8  The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                        Year
                                                                        Ended
                                                                      12/31/06

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $12,336)                $ 2,478,217
 Interest                                                                 59,988
 Income on securities loaned, net                                         21,309
                                                                     -----------
  Total investment income                                            $ 2,559,514
                                                                     -----------
EXPENSES:
 Management fees                                                     $   864,301
 Transfer agent fees and expenses                                          2,721
 Distribution fees (Class II)                                            187,632
 Administrative reimbursements                                            26,043
 Custodian fees                                                           18,352
 Professional fees                                                        40,768
 Printing expenses                                                        18,582
 Fees and expenses of nonaffiliated trustees                               4,443
 Miscellaneous                                                             6,642
                                                                     -----------
  Total expenses                                                     $ 1,169,484
                                                                     -----------
    Net investment income                                            $ 1,390,030
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain from:
 Investments                                                         $11,231,265
                                                                     -----------
 Change in net unrealized gain from investments                      $20,961,544
                                                                     -----------
 Net gain on investments                                             $32,192,809
                                                                     ===========
 Net increase in net assets resulting from operations                $33,582,839
                                                                     ===========

  The accompanying notes are an integral part of these financial statements.  9

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              Year              Year
                                                                             Ended             Ended
                                                                            12/31/06          12/31/05
FROM OPERATIONS:
Net investment income                                                    $   1,390,030     $   1,488,954
Net realized gain on investments                                            11,231,265         6,859,537
Change in net unrealized gain or loss on investments                        20,961,544         5,415,473
                                                                         -------------     -------------
  Net increase in net assets resulting from operations                   $  33,582,839     $  13,763,964
                                                                         -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
 Class I                                                                 $    (424,329)    $    (513,835)
 Class II                                                                     (782,250)         (868,561)
Net realized gain
 Class I                                                                    (2,014,498)       (1,720,481)
 Class II                                                                   (4,599,374)       (3,467,765)
                                                                         -------------     -------------
  Total distributions to shareowners                                     $  (7,820,451)    $  (6,570,642)
                                                                         -------------     -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         $  12,816,525     $  14,850,583
Reinvestment of distributions                                                7,820,451         6,570,642
Cost of shares repurchased                                                 (26,096,623)      (27,391,461)
                                                                         -------------     -------------
  Net decrease in net assets resulting from Fund share transactions      $  (5,459,647)    $  (5,970,236)
                                                                         -------------     -------------
  Net increase in net assets                                             $  20,302,741     $   1,223,086
NET ASSETS:
Beginning of year                                                           99,469,254        98,246,168
                                                                         -------------     -------------
End of year                                                              $ 119,771,995     $  99,469,254
                                                                         =============     =============
Undistributed net investment income, end of year                         $     296,814     $     211,528
                                                                         =============     =============

10   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:


Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)
       (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio)
       (Class II shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio)
       (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial highlights for the Portfolio's Class II shares are presented in a separate book.

The Portfolio financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE)

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

     is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     A portion of the dividend income recorded by Real Estate Shares Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the statement of operations.

     At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

--------------------------------------------------------------------------------------------------------
                                       Undistributed Net           Accumulated Net
Portfolio                          Investment Income (Loss)     Realized Gain (Loss)     Paid-In Capital
--------------------------------------------------------------------------------------------------------
Real Estate Shares Portfolio          $ (98,165)                   $  79,454                $  18,711
                                      =========                    =========                =========
--------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                    2006             2005
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                   $ 1,218,324     $1,584,389
Long-Term capital gain                              6,602,127      4,986,253
                                                  -----------     ----------
                                                    7,820,451      6,570,642
Return of Capital                                          --             --
                                                  -----------     ----------
  Total distributions                             $ 7,820,451     $6,570,642
                                                  ===========     ==========
Distributable Earnings (Accumulated Losses):
Undistributed long-term gain                      $ 9,813,003
REIT Dividend Payable                                 296,814
Unrealized appreciation                            58,643,121
                                                  -----------
  Total                                           $68,752,938
                                                  ===========
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

D.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees for Class II Shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

E.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $8,075 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,167 in transfer agent fees payable to PIMSS at December 31, 2006.

4.   Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $1,744 payable to PFD at December 31, 2006.

5.   Aggregate Unrealized Appreciation and Depreciation

At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------------------------------
                                                                                          Net
                                                      Gross             Gross         Appreciation/
                                    Tax Cost       Appreciation      Depreciation    (Depreciation)
--------------------------------------------------------------------------------------------------------
Real Estate Shares Portfolio      $85,595,453      $58,678,633       $ (35,512)       $58,643,121
                                  ===========      ===========       =========        ===========
--------------------------------------------------------------------------------------------------------

6.   Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $19,608,088 and $30,962,587, respectively.

7.   Capital Shares

At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

Real Estate Shares Portfolio      '06 Shares     '06 Amount     '05 Shares      '05 Amount
----------------------------------------------------------------------------------------------
CLASS I:
Shares sold                         84,036    $   2,506,439       57,099     $   1,401,143
Reinvestment of distributions       87,715        2,438,826       91,076         2,234,316
Shares repurchased                (351,719)     (10,297,594)    (420,029)      (10,198,782)
                               ---------------------------------------------------------------
Net decrease                      (179,968)   $  (5,352,329)    (271,854)    $  (6,563,323)
                               ===============================================================
CLASS II:
Shares sold                        347,079    $  10,310,086      558,332     $  13,449,440
Reinvestment of distributions      194,162        5,381,625      176,725         4,336,326
Shares repurchased                (540,124)     (15,799,029)    (699,655)      (17,192,679)
                               ---------------------------------------------------------------
Net increase (decrease)              1,117    $    (107,318)      35,402     $     593,087
                               ===============================================================
--------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Real Estate Shares VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Real Estate Shares VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio (the "Fund")

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING
THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract") between the Fund and Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"). The Investment Adviser has retained AEW Investment Advisers, LLC. (the "Sub-adviser") to act as sub-adviser to the Fund pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-adviser (the "Sub-advisory Agreement"). The Trustees have determined that the terms of the Management Contract and the Sub-advisory Agreement are fair and reasonable and that renewal of these contracts: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and
(ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of the Investment Adviser, or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract and Sub-advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and Sub-advisory Agreement, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates and (ix) the investment and compliance staffs and operations of the Sub-adviser.

Specifically, in connection with the Independent Trustees' review of the Management Contract and the Sub-advisory Agreement, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's and Sub-adviser's services and the reasonableness of the fees under the Management Contract and the Sub-advisory Agreement. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser and the Sub-adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser and the Sub-adviser, (6) the Investment Adviser's and Sub-adviser's financial results and condition, including, in the case of the Investment Adviser, its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the break points in the Fund's management fee and of a peer group of funds selected by the Independent Trustees for this purpose and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING
THE MANAGEMENT CONTRACT                                              (continued)
--------------------------------------------------------------------------------

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser and the Sub-adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the second quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the second quintile of the peer group for the three years ended June 30, 2006, the second quintile for the five years ended June 30, 2006 and the third quintile for the ten year period ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was good.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser and Sub-adviser responsible for investment operations. Among other things, the Trustees considered the size, education and experience of the Sub-adviser's investment staff. The Trustees concluded that the Investment Adviser and the Sub-adviser have the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract and the Sub-advisory Agreement.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also evaluated the fee under the Sub-advisory Agreement and the portion of the fee under the Management Contract retained by the Investment Adviser and determined they were consistent with other sub-advised funds. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the third quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated assets levels, a break point in the management fee was not necessary. As the assets increase, the Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and its affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Sub-adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's and Sub-adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser and the Sub-adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the Sub-adviser, and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund and the Sub-advisory Agreement, including the fees payable thereunder, were fair and reasonable and that their renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract and the Sub-advisory Agreement for another year.

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                                            Trustees and Officers
Pioneer Investment Management, Inc.                                           The trust's Board of Trustees provides broad
                                                                              supervision over the portfolio's affairs. The
Custodian                                                                     officers of the trust are responsible for the
Brown Brothers Harriman & Co.                                                 trust's operations. The trust's Trustees and
                                                                              officers are listed below, together with their
Independent Registered Public Accounting Firm                                 principal occupations during the past five years.
Ernst & Young LLP                                                             Trustees who are interested persons of the trust
                                                                              within the meaning of the 1940 Act are referred to
Principal Underwriter                                                         as Interested Trustees. Trustees who are not
Pioneer Funds Distributor, Inc.                                               interested persons of the trust are referred to as
                                                                              Independent Trustees. Each of the Trustees serves as
Legal Counsel                                                                 a trustee of each of the 86 U.S. registered
Wilmer Cutler Pickering Hale and Dorr LLP                                     investment portfolios for which Pioneer serves as
                                                                              investment adviser (the "Pioneer Funds"). The
Shareowner Services and Transfer                                              address for all Interested Trustees and all officers
Pioneer Investment Management Shareholder Services, Inc.                      of the trust is 60 State Street, Boston,
                                                                              Massachusetts 02109.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 1994. Serves     Deputy Chairman and a Director   Director of ICI
                           Board, Trustee    until a successor trustee      of Pioneer Global Asset          Mutual Insurance
                           and President     is elected or earlier          Management S.p.A. ("PGAM");      Company
                                             retirement or removal.         Non-Executive Chairman and a
                                                                            Director of Pioneer Investment
                                                                            Management USA Inc.
                                                                            ("PIM-USA"); Chairman and a
                                                                            Director of Pioneer; Chairman
                                                                            and Director of Pioneer
                                                                            Institutional Asset
                                                                            Management, Inc. (since 2006);
                                                                            Director of Pioneer
                                                                            Alternative Investment
                                                                            Management Limited (Dublin);
                                                                            President and a Director of
                                                                            Pioneer Alternative Investment
                                                                            Management (Bermuda) Limited
                                                                            and affiliated funds; Director
                                                                            of PIOGLOBAL Real Estate
                                                                            Investment Fund (Russia)
                                                                            (until June 2006); Director of
                                                                            Nano-C, Inc. (since 2003);
                                                                            Director of Cole Investment
                                                                            Corporation (since 2004);
                                                                            Director of Fiduciary
                                                                            Counseling, Inc.; President
                                                                            and Director of Pioneer Funds
                                                                            Distributor, Inc. ("PFD")
                                                                            (until May 2006); President of
                                                                            all of the Pioneer Funds; and
                                                                            Of Counsel, Wilmer Cutler
                                                                            Pickering Hale and Dorr LLP
                                                                            (counsel to PIM-USA and the
                                                                            Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
David R. Bock (63)         Trustee           Trustee since 2005. Serves     Senior Vice President and        Director of The
3050 K. Street NW,                           until a successor trustee      Chief Financial Officer,         Enterprise Social
Washington, DC 20007                         is elected or earlier          I-trax, Inc. (publicly traded    Investment Company
                                             retirement or removal.         health care services company)    (privately-held
                                                                            (2001 - present); Managing       affordable housing
                                                                            Partner, Federal City Capital    finance company); and
                                                                            Advisors (boutique merchant      Director of New York
                                                                            bank) (2002 to 2004); and        Mortgage Trust
                                                                            Executive Vice President and     (publicly traded
                                                                            Chief Financial Officer,         mortgage REIT)
                                                                            Pedestal Inc. (internet- based
                                                                            mortgage trading company)
                                                                            (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)          Trustee           Trustee since 2000. Serves     President, Bush International    Director of Brady
3509 Woodbine Street,                        until a successor trustee      (international financial         Corporation
Chevy Chase, MD 20815                        is elected or earlier          advisory firm)                   (industrial
                                             retirement or removal.                                          identification and
                                                                                                             specialty coated
                                                                                                             material products
                                                                                                             manufacturer);
                                                                                                             Director of Briggs &
                                                                                                             Stratton Co. (engine
                                                                                                             manufacturer);
                                                                                                             Director of Mortgage
                                                                                                             Guaranty Insurance
                                                                                                             Corporation; and
                                                                                                             Director of UAL
                                                                                                             Corporation (airline
                                                                                                             holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)  Trustee           Trustee since 2000. Serves     Founding Director, The           None
1001 Sherbrooke Street West,                 until a successor trustee      Winthrop Group, Inc.
Montreal, Quebec, Canada                     is elected or earlier          (consulting firm); and
H3A 1G5                                      retirement or removal.         Desautels Faculty of
                                                                            Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)       Trustee           Trustee since 2006. Serves     Private investor (2004 -         Director of
89 Robbins Avenue,                           until a successor trustee      present); and Senior Executive   Quadriserv Inc.
Berkeley Heights, NJ                         is elected or earlier          Vice President, The Bank of      (technology products
07922                                        retirement or removal.         New York (financial and          for securities
                                                                            securities services) (1986 -     lending industry)
                                                                            2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)   Trustee           Trustee since 1995. Serves     President and Chief Executive    Director of New
200 State Street, 12th                       until a successor trustee      Officer, Newbury, Piret &        America High Income
Floor, Boston, MA 02109                      is elected or earlier          Company, Inc. (investment        Fund, Inc.
                                             retirement or removal.         banking firm)                    (closed-end
                                                                                                             investment company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)         Trustee           Trustee since 2000. Serves     President, John Winthrop &       None
One North Adgers Wharf,                      until a successor trustee      Co., Inc. (private investment
Charleston, SC 29401                         is elected or earlier          firm)
                                             retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS OFFICER
Osbert M. Hood (54)+       Executive Vice    Since 2003. Serves at the      President and Chief Executive    Trustee of certain
                           President         discretion of the Board        Officer, PIM-USA since May       Pioneer Funds
                                                                            2003 (Director since January
                                                                            2001; Executive Vice President
                                                                            and Chief Operating Officer
                                                                            from November 2000 - May
                                                                            2003); Director of PGAM since
                                                                            June 2003; President and
                                                                            Director of Pioneer since May
                                                                            2003; President and Director
                                                                            of Pioneer Institutional Asset
                                                                            Management, Inc. since
                                                                            February 2006; Chairman and
                                                                            Director of Pioneer Investment
                                                                            Management Shareholder
                                                                            Services, Inc. ("PIMSS") since
                                                                            May 2003; Director of PFD
                                                                            since May 2006; Director of
                                                                            Oak Ridge Investments, LLC (a
                                                                            registered investment adviser
                                                                            in which PIM-USA owns a
                                                                            minority interest) since
                                                                            January 2005; Director of
                                                                            Vanderbilt Capital Advisors,
                                                                            LLC (an institutional
                                                                            investment adviser wholly-
                                                                            owned by PIM-USA) since June
                                                                            2006; and Executive Vice
                                                                            President of all of the
                                                                            Pioneer Funds since June 2003

+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)   Secretary         Since 2000. Serves at the      Secretary of PIM-USA; Senior     None
                                             discretion of the Board        Vice President - Legal of
                                                                            Pioneer; Secretary/ Clerk of
                                                                            most of PIM-USA's
                                                                            subsidiaries; and Secretary of
                                                                            all of the Pioneer Funds since
                                                                            September 2003 (Assistant
                                                                            Secretary from November 2000
                                                                            to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42) Assistant         Since 2003. Serves at the      Vice President and Senior        None
                           Secretary         discretion of the Board        Counsel of Pioneer since July
                                                                            2002; Vice President and
                                                                            Senior Counsel of BISYS Fund
                                                                            Services, Inc. (April 2001 to
                                                                            June 2002); Senior Vice
                                                                            President and Deputy General
                                                                            Counsel of Funds Distributor,
                                                                            Inc. (July 2000 to April
                                                                            2001); and Assistant Secretary
                                                                            of all of the Pioneer Funds
                                                                            since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey      Assistant         Since 2006. Serves at the      Partner, Wilmer Cutler           None
 (45)                      Secretary         discretion of the Board        Pickering Hale and Dorr LLP;
                                                                            and Assistant Secretary of all
                                                                            of the Pioneer Funds since
                                                                            July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)          Treasurer         Since 2000. Serves at the      Vice President - Fund            None
                                             discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Treasurer of all
                                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)       Assistant         Since 2004. Serves at the      Deputy Treasurer of Pioneer      None
                           Treasurer         discretion of the Board        since 2004; Treasurer and
                                                                            Senior Vice President, CDC
                                                                            IXIS Asset Management Services
                                                                            from 2002 to 2003; Assistant
                                                                            Treasurer and Vice President,
                                                                            MFS Investment Management from
                                                                            1997 to 2002; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds since November
                                                                            2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)      Assistant         Since 2000. Serves at the      Assistant Vice President -       None
                           Treasurer         discretion of the Board        Fund Accounting,
                                                                            Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)         Assistant         Since 2002. Serves at the      Fund Accounting Manager - Fund   None
                           Treasurer         discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS OFFICER
Katherine Kim Sullivan     Assistant         Since 2003. Serves at the      Fund Administration Manager -    None
(33)                       Treasurer         discretion of the Board        Fund Accounting,
                                                                            Administration and
                                                                            Controllership Services since
                                                                            June 2003; Assistant Vice
                                                                            President - Mutual Fund
                                                                            Operations of State Street
                                                                            Corporation from June 2002 to
                                                                            June 2003 (formerly Deutsche
                                                                            Bank Asset Management);
                                                                            Pioneer Fund Accounting,
                                                                            Administration and
                                                                            Controllership Services (Fund
                                                                            Accounting Manager from August
                                                                            1999 to May 2002); and
                                                                            Assistant Treasurer of all of
                                                                            the Pioneer Funds since
                                                                            September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)    Chief             Since 2006. Serves at the      Chief Compliance Officer of      None
                           Compliance        discretion of the Board        Pioneer and all of the Pioneer
                           Officer                                          Funds since March 2006; Vice
                                                                            President and Senior Counsel
                                                                            of Pioneer since September
                                                                            2004; and Senior Vice
                                                                            President and Counsel, State
                                                                            Street Research & Management
                                                                            Company (February 1998 to
                                                                            September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18653-01-0207

                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                         Pioneer Small Cap Value VCT Portfolio -- Class I Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents

Pioneer Small Cap Value VCT Portfolio

  Portfolio and Performance Update                            2

  Comparing Ongoing Portfolio Expenses                        3

  Portfolio Management Discussion                             4

  Schedule of Investments                                     6

  Financial Statements                                       10

  Notes to Financial Statements                              14

  Report of Independent Registered Public
    Accounting Firm                                          20

  Factors Considered by the Independent Trustees
    in Approving the Management Contract                     21

  Trustees, Officers and Service Providers                   24

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]


U.S. Common Stocks                                      78.2%
Temporary Cash Investment                               17.9%
Depositary Receipts for International Stocks             1.9%
Exchange Traded Fund                                     0.8%
International Common Stocks                              0.8%
Preferred Stocks                                         0.4%

Sector Distribution
(As a percentage of equity holdings)

[The following table was depicted as a pie chart in the printed material.]


Financials                                              24.6%
Information Technology                                  18.9%
Industrials                                             15.6%
Consumer Discretionary                                   11.7%
Health Care                                             11.2%
Energy                                                   6.4%
Consumer Staples                                         5.1%
Materials                                                3.0%
Utilities                                                2.0%
Telecommunication Services                               1.5%

Five Largest Holdings
(As a percentage of equity holdings)

  1.       Apollo Investment Corp.                      2.04%
  2.       Deerfield Triarc
           Capital Corp.                                1.98
  3 .      Assured Guaranty, Ltd.                       1.77
  4.       Insight Enterprises, Inc.                    1.76
  5 .      Cross Country
           Healthcares, Inc.                            1.65

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/06      12/31/05
Net Asset Value per Share      $ 17.92       $ 16.19


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $ 0.0213       $ 0.1027          $ 0.4162

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small Cap Value VCT Portfolio at net asset value, compared to that of the Russell 2000 Value Index and the Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following table was depicted as a line chart in the printed material.]


        Pioneer Small Cap     Russell 2000      Russell 2000
       Value VCT Portfolio       Index           Value Index

11/01         10,000             10,000            10,000
              10,574             10,617            10,612
12/02          9,879              8,442             9,400
              12,160             12,432            13,726
12/04         14,611             14,711            16,780
              16,275             15,380            17,570
12/06         18,624             18,205            21,695

The Russell 2000 Value Index measures the performance of U.S. small-cap value stocks. The Russell 2000 Index measures the performance of U.S. small-cap stocks. The Russell 2000 Value Index is now the Portfolio's secondary benchmark index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

Net Asset Value
Life-of-Class
(11/8/01)                                                            13.45%
5 Years                                                              11.99%
1 Year                                                               14.43%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Small Cap Value VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                         I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06              $ 1,000.00
Ending Account Value on 12/31/06               $ 1,085.36
Expenses Paid During Period*                   $     4.89

* Expenses are equal to the Portfolio's annualized expense ratio of 0.93% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Small Cap Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                         I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06              $ 1,000.00
Ending Account Value on 12/31/06               $ 1,020.52
Expenses Paid During Period*                   $     4.74

* Expenses are equal to the Portfolio's annualized expense ratio of 0.93% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

Since November 1, 2006, day-to-day management of Pioneer Small Cap Value VCT Portfolio has been the responsibility of Peter Wiley and Scott Zilora. Mr. Wiley, a vice president, joined Pioneer in 2006 from Trove Partners, LLC, where he was a director and portfolio manager. Mr. Zilora, a vice president, joined Pioneer in 1996 as an equity analyst. In the following pages, they detail the Portfolio's recent results and offer their outlook for small-cap stocks in the year ahead.

Q. How did the Portfolio perform over this period?
A. For the twelve months ended December 31, 2006, Class I shares of Pioneer Small Cap Value VCT Portfolio returned 14.43% at net asset value. This result trailed the 18.37% return of the Russell 2000 Index, the Fund's primary benchmark, as well as the 23.48% return of the Russell 2000 Value Index, the Fund's secondary benchmark. The Portfolio's return also lagged the 17.31% average return of the 37 Lipper Small-Cap Value Funds for the same period.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. Please describe the investment background over this period.
A. Positive economic expectations that fueled a vigorous spring rally yielded to pessimism by summer, causing the market to surrender all of its earlier gains and a bit more. Investor concerns included high energy prices, especially for gasoline, that appeared likely to pinch off consumer spending and thus slow the economy. At the same time, rising interest rates were increasing borrowing costs, and the housing bubble appeared ready to burst. Housing deflation shook homeowners, who had grown accustomed to steady rises in the value of their homes and their perceived wealth.

   But these fears soon eased. Gasoline and oil prices receded and the housing market appears to have flattened. In addition, the Federal Reserve Board's decision to interrupt its long string of interest rates hikes supported the idea of a soft economic landing, as opposed to the recession that sometimes follows a period of strong expansion. November's election passed without notable market impact on financial markets, and by period's end, Wall Street's overall tone had grown more positive.

Q. Which of the Portfolio's sector exposures or holdings helped performance?
A. The portfolio benefited from a series of moderate gains in health care as well as from being underweight in the sector. Avoiding the underperforming consumer discretionary sector also aided returns.

   Technitrol, which produces electronic components and assemblies, boosted earnings while advancing strategic priorities that include a review of product offerings, well-targeted acquisitions, and increasing revenue through margin expansion and price increases. Alaska Communications, a rural telecommunications company, delivered unexpectedly high earnings and an attractive dividend as it enjoyed solid growth in wireless services. Favorable trends in managed Medicaid benefits have significantly aided Amerigroup, an HMO serving beneficiaries of Medicaid and other public programs. Amerigroup has added to its roster of state Medicaid programs, tightened cost controls, and kept claims expenses within expectations. Watson Wyatt provides human resources and other business consulting services. Favorable economic conditions have brought increased consulting activity and good earnings growth. And RentWay, a rent-to-buy retailer, was acquired by Rent-A-Center in a friendly merger of competitors.

A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. What detracted from results?
A. In the first and third quarter of the year, in particular, the Portfolio's deep value strategy was not in favor, and this proved to be a detractor from performance.

   More specifically, exposure to energy stocks amid declining oil and gas prices was another factor in the Portfolio's underperformance relative to its benchmarks. Adverse stock selection in technology was another. Delays in defense programs and weak semiconductor orders caused Mercury Computer Systems to revise earnings expectations downward. Black Box suffered revenue shortfalls in its voice and data product lines. Borland Software continued to revamp its strategy under a new CEO, creating a period of uncertainty. And Avid Technology's earnings remained under pressure from problems associated with attempts to integrate a 2005 acquisition. We continued to hold these companies as we move ahead with our review of Portfolio holdings.

Q. What will be your approach to managing the Portfolio?
A. We do not expect to make wholesale changes in the Portfolio; instead, our approach will be gradual and cautious, and based on an analysis of each holding.

   We are taking a fresh look at each stock in terms of its risk and reward potential. We are also reviewing the size of each position in order to avoid overexposure to a single company. That assessment may lead us to pare back stocks that have appreciated beyond our standard of what the Portfolio's maximum commitment to any one issue should be. In that way, we hope to manage the overall risk and return attributes of the portfolio effectively.

Q. What is your outlook for the upcoming year?
A. We believe small-cap stocks will continue to outperform larger-capitalization issues in 2007. Now that energy prices have backed down and fears of further interest rates hikes are abating, there appears to be more potential for growth among smaller companies. Stable or declining rates should allow small-cap companies to expand earnings without fear of rising borrowing costs. Smaller companies also tend to be more economically sensitive, and so the moderating economic expansion that we anticipate could make the next year one in which careful, bottom-up stock selection is especially important. We do not expect a repeat of recent years when stocks rose broadly. Rather, good analysis will be the key to finding pockets of value and potentially rewarding opportunities.





   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------


      Shares                                                               Value
                  PREFERRED STOCKS - 0.4%
                  Insurance - 0.4%
                  Multi-Line Insurance - 0.4%
      18,640      Quanta Capital Holdings,
                  10.25%, 12/1/49                                    $   345,772
                                                                     -----------
                  Total Insurance                                    $   345,772
                                                                     -----------
                  TOTAL PREFERRED STOCKS
                  (Cost $466,000)                                    $   345,772
                                                                     -----------
                  COMMON STOCKS - 86.7%
                  Energy - 5.6%
                  Coal & Consumable Fuels - 0.4%
      16,887      Massey Energy Co.                                  $   392,285
                                                                     -----------
                  Oil & Gas Drilling - 0.2%
       5,974      Todco                                              $   204,132
                                                                     -----------
                  Oil & Gas Equipment & Services - 2.7%
      34,435      Dresser-Rand Group, Inc.*                          $   842,624
      21,628      Gulfmark Offshore, Inc.*                               809,103
      52,111      Key Energy Services, Inc.*                             815,537
                                                                     -----------
                                                                     $ 2,467,264
                                                                     -----------
                  Oil & Gas Exploration & Production - 2.3%
      18,326      Forest Oil Corp.*                                  $   598,894
       8,617      Penn Virginia Corp.                                    603,535
      21,180      Riata Energy, Inc. (144A)*                             381,240
      13,890      Southwestern Energy Co.*                               486,845
                                                                     -----------
                                                                     $ 2,070,514
                                                                     -----------
                  Total Energy                                       $ 5,134,195
                                                                     -----------
                  Materials - 2.6%
                  Gold - 1.7%
      26,978      Goldcorp, Inc.                                     $   767,254
      93,526      IAMGOLD Corp.                                          823,964
                                                                     -----------
                                                                     $ 1,591,218
                                                                     -----------
                  Paper Products - 0.3%
      35,340      Domtar, Inc. (a)                                   $   298,270
                                                                     -----------
                  Specialty Chemicals - 0.4%
      33,101      Chemtura Corp.                                     $   318,763
                                                                     -----------
                  Steel - 0.2%
      18,243      NN, Inc.                                           $   226,760
                                                                     -----------
                  Total Materials                                    $ 2,435,011
                                                                     -----------
                  Capital Goods - 7.1%
                  Building Products - 0.1%
       5,397      Goodman Global, Inc.*                              $    92,828
                                                                     -----------
                  Construction & Engineering - 0.5%
      17,841      Insituform Technologies, Inc.*                     $   461,368
                                                                     -----------

      Shares                                                               Value
                  Construction, Farm Machinery &
                  Heavy Trucks - 3.1%
      34,561      Commercial Vehicle Group, Inc.*                    $   753,430
      34,652      Federal Signal Corp.                                   555,818
       3,071      Joy Global, Inc.                                       148,452
       2,531      Nacco Industries, Inc.                                 345,735
      34,601      Wabtec Corp.                                         1,051,178
                                                                     -----------
                                                                     $ 2,854,613
                                                                     -----------
                  Electrical Component & Equipment - 2.2%
      47,100      C&D Technologies, Inc. (a)                         $   223,254
      92,267      Graftech International, Ltd.*                          638,488
     152,024      Power-One, Inc.*                                     1,106,735
                                                                     -----------
                                                                     $ 1,968,477
                                                                     -----------
                  Industrial Conglomerates - 0.4%
      30,300      Cardiome Pharma Corp.*                             $   337,845
                                                                     -----------
                  Industrial Machinery - 0.5%
       9,147      Flowserve Corp.*                                   $   461,649
                                                                     -----------
                  Trading Companies & Distributors - 0.3%
      11,567      Applied Industrial Technologies, Inc.              $   304,328
                                                                     -----------
                  Total Capital Goods                                $ 6,481,108
                                                                     -----------
                  Commercial Services & Supplies - 2.9%
                  Diversified Commercial Services - 0.7%
      16,384      School Specialty, Inc.*                            $   614,236
                                                                     -----------
                  Human Resource & Employment Services - 2.2%
      21,949      Korn/Ferry International*                          $   503,949
      38,330      On Assignment, Inc.*                                   450,378
      23,438      Watson Wyatt Worldwide, Inc.                         1,058,226
                                                                     -----------
                                                                     $ 2,012,553
                                                                     -----------
                  Total Commercial Services &
                  Supplies                                           $ 2,626,789
                                                                     -----------
                  Transportation - 3.7%
                  Air Freight & Couriers - 1.0%
      14,251      Forward Air Corp.                                  $   412,281
      17,344      Pacer International, Inc.                              516,331
                                                                     -----------
                                                                     $   928,612
                                                                     -----------
                  Marine - 1.3%
       4,569      Dryships, Inc. (a)                                 $    82,288
      21,826      Excel Maritime Carriers, Ltd.*                         318,878
      10,732      Genco Shipping & Trading, Ltd.                         299,852
      40,205      Quintana Maritime, Ltd. (a)                            443,059
                                                                     -----------
                                                                     $ 1,144,077
                                                                     -----------
                  Railroads - 0.7%
      24,891      Genesee & Wyoming, Inc.*                           $   652,891
                                                                     -----------
                  Trucking - 0.7%
      10,190      Dollar Thrifty Automotive Group*                   $   464,766
       8,501      Universal Truckload Services, Inc.*                    201,899
                                                                     -----------
                                                                     $   666,665
                                                                     -----------
                  Total Transportation                               $ 3,392,245
                                                                     -----------

6   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                               Value
                  Automobiles & Components - 1.0%
                  Tires & Rubber - 1.0%
      64,750      Cooper Tire & Rubber (a)                           $   925,925
                                                                     -----------
                  Total Automobiles & Components                     $   925,925
                                                                     -----------
                  Consumer Durables & Apparel - 3.1%
                  Apparel, Accessories & Luxury Goods - 0.9%
      15,500      Phillips-Van Heusen                                $   777,635
                                                                     -----------
                  Footwear - 1.3%
      17,500      Skechers U.S.A.*                                   $   582,925
      22,200      Wolverine World Wide, Inc.                             633,144
                                                                     -----------
                                                                     $ 1,216,069
                                                                     -----------
                  Housewares & Specialties - 0.9%
      23,141      Jarden Corp.*(a)                                   $   805,075
                                                                     -----------
                  Total Consumer Durables & Apparel                  $ 2,798,779
                                                                     -----------
                  Consumer Services - 2.8%
                  Casinos & Gaming - 1.2%
      36,700      Scientific Games Corp.*                            $ 1,109,441
                                                                     -----------
                  Hotels, Resorts & Cruise Lines - 0.4%
      11,900      Ambassadors Group, Inc.                            $   361,165
                                                                     -----------
                  Restaurants - 1.2%
      30,575      AFC Enterprises, Inc.*                             $   540,260
      16,600      Rare Hospitality International, Inc.*                  546,638
                                                                     -----------
                                                                     $ 1,086,898
                                                                     -----------
                  Total Consumer Services                            $ 2,557,504
                                                                     -----------
                  Media - 0.6%
                  Advertising - 0.6%
     114,600      Harris Interactive Inc.*                           $   577,584
                                                                     -----------
                  Total Media                                        $   577,584
                                                                     -----------
                  Retailing - 2.8%
                  Apparel Retail - 2.8%
      31,300      Bebe Stores, Inc.                                  $   619,427
      45,700      New York & Co., Inc.*                                  597,756
      23,549      Stage Stores, Inc.                                     715,654
      26,900      The Dress Barn, Inc.*                                  627,577
                                                                     -----------
                                                                     $ 2,560,414
                                                                     -----------
                  Total Retailing                                    $ 2,560,414
                                                                     -----------
                  Food & Drug Retailing - 0.5%
                  Food Retail - 0.5%
      22,900      Alimentation Couche-Tard, Inc.                     $   500,633
                                                                     -----------
                  Total Food & Drug Retailing                        $   500,633
                                                                     -----------
                  Food, Beverage & Tobacco - 0.6%
                  Packaged Foods & Meats - 0.6%
      27,260      B & G Foods, Inc.                                  $   545,745
                                                                     -----------
                  Total Food, Beverage & Tobacco                     $   545,745
                                                                     -----------


      Shares                                                               Value
                  Household & Personal Products - 3.3%
                  Household Products - 0.8%
      15,500      Central Garden & Pet Co.*                          $   750,510
                                                                     -----------
                  Personal Products - 2.5%
      40,900      Elizabeth Arden*                                   $   779,145
      19,295      Herbalife, Ltd.*                                       774,887
      38,012      Nu Skin Enterprises, Inc.                              692,959
       1,510      Reliv International, Inc.                               13,107
                                                                     -----------
                                                                     $ 2,260,098
                                                                     -----------
                  Total Household &
                  Personal Products                                  $ 3,010,608
                                                                     -----------
                  Health Care Equipment & Services - 8.0%
                  Health Care Equipment - 1.0%
      16,818      Analogic Corp.                                     $   944,163
                                                                     -----------
                  Health Care Facilities - 0.6%
       8,750      Lifepoint Hospitals, Inc.*                         $   294,875
       6,865      Triad Hospitals, Inc.*                                 287,163
                                                                     -----------
                                                                     $   582,038
                                                                     -----------
                  Health Care Services - 3.9%
      17,797      Chemed Corp.                                       $   658,133
      60,862      Cross Country Healthcares, Inc.*                     1,328,009
      15,808      Pediatrix Medical Group, Inc.*                         773,011
      31,249      Providence Service Corp.*(a)                           785,287
                                                                     -----------
                                                                     $ 3,544,440
                                                                     -----------
                  Health Care Supplies - 1.1%
      61,120      Merit Medical Systems, Inc.*                       $   968,141
                                                                     -----------
                  Managed Health Care - 1.4%
      35,250      AMERIGROUP Corp.*                                  $ 1,265,123
                                                                     -----------
                  Total Health Care
                  Equipment & Services                               $ 7,303,905
                                                                     -----------
                  Pharmaceuticals & Biotechnology - 1.9%
                  Biotechnology - 1.3%
      31,400      Array Biopharma, Inc.*                             $   405,688
       5,625      Cubist Pharmaceuticals, Inc.*(a)                       101,869
      16,500      Regeneron Pharmaceuticals, Inc.*                       331,155
       8,800      Vertex Pharmaceuticals, Inc.*                          329,296
                                                                     -----------
                                                                     $ 1,168,008
                                                                     -----------
                  Life Sciences Tools & Services - 0.6%
       8,900      Advanced Magnetics, Inc.*                          $   531,508
                                                                     -----------
                  Total Pharmaceuticals &
                  Biotechnology                                      $ 1,699,516
                                                                     -----------

  The accompanying notes are an integral part of these financial statements.   7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

      Shares                                                               Value
                  Banks - 5.3%
                  Regional Banks - 4.5%
      15,483      Alliance Bankshares Corp.*                         $   242,309
      18,950      Cadence Financial Corp.*                               410,647
      48,365      Cardinal Financial Corp.                               495,741
      10,045      City National Corp.                                    715,204
      22,900      Hansen Natural Corp.*(a)                               771,272
       3,209      Signature Bank*                                         99,415
      27,508      Southwest Bancorp, Inc.                                766,373
      16,152      Sterling Bancshares, Inc.                              210,299
      18,909      Texas Capital Bancshares, Inc.*                        375,911
                                                                     -----------
                                                                     $ 4,087,171
                                                                     -----------
                  Thrifts & Mortgage Finance - 0.8%
      31,088      BankAtlantic Bancorp, Inc.                         $   429,325
      17,004      Provident Financial Services, Inc.                     308,283
                                                                     -----------
                                                                     $   737,608
                                                                     -----------
                  Total Banks                                        $ 4,824,779
                                                                     -----------
                  Diversified Financials - 5.3%
                  Asset Management & Custody Banks - 1.8%
      73,160      Apollo Investment Corp.                            $ 1,638,784
                                                                     -----------
                  Consumer Finance - 2.1%
      15,097      Advanta Corp.                                      $   601,012
      17,671      Advanta Corp. (Class B)                                770,986
      11,736      Cash America International, Inc.                       550,418
                                                                     -----------
                                                                     $ 1,922,416
                                                                     -----------
                  Investment Banking & Brokerage - 0.7%
       9,505      A.G. Edwards, Inc.                                 $   601,571
                                                                     -----------
                  Multi-Sector Holding - 0.6%
      34,050      Compass Diversified Trust                          $   583,958
                                                                     -----------
                  Specialized Finance - 0.1%
       4,026      Nasdaq Stock Market, Inc.*                         $   123,961
                                                                     -----------
                  Total Diversified Financials                       $ 4,870,690
                                                                     -----------
                  Insurance - 6.0%
                  Life & Health Insurance - 0.4%
      29,718      American Equity Investment Life Holding            $   387,226
                                                                     -----------
                  Multi-Line Insurance - 0.3%
     130,114      Quanta Capital Holdings*                           $   279,745
                                                                     -----------
                  Property & Casualty Insurance - 2.1%
      53,534      Assured Guaranty, Ltd.                             $ 1,424,004
       3,700      Ohio Casualty Corp.                                    110,297
       6,528      Selective Insurance Group, Inc.                        373,989
                                                                     -----------
                                                                     $ 1,908,290
                                                                     -----------

      Shares                                                               Value
                  Reinsurance - 3.2%
      38,025      IPC Holdings, Ltd.                                 $ 1,195,886
      16,466      Max Re Capital, Ltd.                                   408,686
      21,688      Platinum Underwriter Holdings, Ltd.                    671,027
      41,717      Ram Holdings, Ltd.*                                    596,136
                                                                     -----------
                                                                     $ 2,871,735
                                                                     -----------
                  Total Insurance                                    $ 5,446,996
                                                                     -----------
                  Real Estate - 3.8%
                  Mortgage Real Estate Investment Trusts - 2.3%
      41,035      Annaly Capital Management, Inc.                    $   570,797
      93,841      Deerfield Triarc Capital Corp.                       1,588,728
                                                                     -----------
                                                                     $ 2,159,525
                                                                     -----------
                  Office Real Estate Investment Trusts - 1.2%
      37,895      BioMed Property Trust, Inc.                        $ 1,083,797
                                                                     -----------
                  Retail Real Estate Investment Trusts - 0.3%
      19,736      Feldman Mall Properties, Inc.                      $   246,700
                                                                     -----------
                  Total Real Estate                                  $ 3,490,022
                                                                     -----------
                  Software & Services - 6.8%
                  Application Software - 4.5%
      91,402      Aspen Technology, Inc.*                            $ 1,007,250
      46,449      Bottomline Technologies, Inc.*                         531,841
      23,941      Corel Corp.*                                           323,204
      52,413      Sonic Solutions*(a)                                    854,332
      20,629      SPSS, Inc.*                                            620,314
      84,189      TIBCO Software, Inc.*                                  794,744
                                                                     -----------
                                                                     $ 4,131,685
                                                                     -----------
                  IT Consulting & Other Services - 1.1%
      39,893      Gartner Group, Inc.*                               $   789,482
      13,155      NCI, Inc.*                                             201,140
                                                                     -----------
                                                                     $   990,622
                                                                     -----------
                  Systems Software - 1.2%
     111,728      Borland Software Corp.*                            $   607,800
      18,172      Sybase, Inc.*                                          448,848
                                                                     -----------
                                                                     $ 1,056,648
                                                                     -----------
                  Total Software & Services                          $ 6,178,955
                                                                     -----------
                  Technology Hardware & Equipment - 9.0%
                  Communications Equipment - 2.7%
      10,858      Black Box Corp.                                    $   455,927
      38,324      Dycom Industries, Inc.*                                809,403
     132,383      Symmetricom, Inc.*                                   1,180,856
                                                                     -----------
                                                                     $ 2,446,186
                                                                     -----------
                  Computer Hardware - 1.7%
      34,261      Avid Technology, Inc.*(a)                          $ 1,276,565
     144,936      Concurrent Computer Corp.*                             262,334
                                                                     -----------
                                                                     $ 1,538,899
                                                                     -----------

8   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                               Value
                  Computer Storage & Peripherals - 0.7%
      23,714      Electronics for Imaging, Inc.*                     $   630,318
                                                                     -----------
                  Electronic Equipment & Instruments - 1.0%
       4,344      Electro Scientific Industrials*                    $    87,488
      18,490      Planar Systems, Inc.*                                  178,798
      25,962      Technitrol, Inc.                                       620,232
                                                                     -----------
                                                                     $   886,518
                                                                     -----------
                  Electronic Manufacturing Services - 1.4%
      35,289      Mercury Computer Systems, Inc.*                    $   471,461
      60,725      Smart Modular Technologies (WWH), Inc.*                817,359
                                                                     -----------
                                                                     $ 1,288,820
                                                                     -----------
                  Technology Distributors - 1.5%
      74,806      Insight Enterprises, Inc.*                         $ 1,411,589
                                                                     -----------
                  Total Technology Hardware &
                  Equipment                                          $ 8,202,330
                                                                     -----------
                  Semiconductors - 0.9%
                  Semiconductor Equipment - 0.3%
      23,213      Brooks Automation, Inc.*                           $   334,267
                                                                     -----------
                  Semiconductors - 0.6%
      80,844      Lattice Semiconductor Corp.*                       $   523,869
                                                                     -----------
                  Total Semiconductors                               $   858,136
                                                                     -----------
                  Telecommunication Services - 1.3%
                  Integrated Telecommunication Services - 1.3%
      80,733      Alaska Communications Systems
                  Group, Inc.                                        $ 1,226,334
                                                                     -----------
                  Total Telecommunication Services                   $ 1,226,334
                                                                     -----------
                  Utilities - 1.8%
                  Gas Utilities - 1.8%
      26,598      AGL Resources, Inc.                                $ 1,034,928
      12,206      Energen Corp.                                          572,950
                                                                     -----------
                                                                     $ 1,607,878
                                                                     -----------
                  Total Utilities                                    $ 1,607,878
                                                                     -----------
                  TOTAL COMMON STOCKS
                  (Cost $69,200,973)                                 $79,256,081
                                                                     -----------
                  EXCHANGE TRADED FUNDS - 0.9%
       3,177      Russell 2000 Exchange Traded Fund (a)              $   247,901
       3,345      Russell 2000 Growth Exchange
                  Traded Fund                                            263,486
       3,620      Russell 2000 Value Exchange
                  Traded Fund (a)                                        289,745
                                                                     -----------
                                                                     $   801,132
                                                                     -----------
                  TOTAL EXCHANGE TRADED FUNDS
                  (Cost $621,348)                                    $   801,132
                                                                     -----------

   Principal
      Amount                                                               Value
                  TEMPORARY CASH INVESTMENTS - 19.1%
                  Repurchase Agreement - 11.8%
 $10,800,000      UBS Warburg, Inc., 4.7%, dated
                  12/29/06, repurchase price of
                  $10,800,000 plus accrued interest on
                  1/2/07 collateralized by $10,853,000
                  U.S. Treasury Bill, 5.625%, 5/15/08                $10,800,000
                                                                     -----------
      Shares
                  Security Lending Collateral - 7.3%
   6,700,960      Securities Lending Investment
                  Fund, 5.26%                                        $ 6,700,960
                                                                    -----------
                  TOTAL TEMPORARY
                  CASH INVESTMENTS
                  (Cost $17,500,960)                                 $17,500,960
                                                                     -----------
                  TOTAL INVESTMENT IN
                  SECURITIES - 107.1%
                  (Cost $87,789,281)                                 $97,903,945
                                                                     -----------
                  OTHER ASSETS
                  AND LIABILITIES - (7.1)%                           $(6,508,155)
                                                                     -----------
                  TOTAL NET ASSETS - 100.0%                          $91,395,790
                                                                     ===========

*      Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2006, the value of these securities amounted to $381,240 or 0.4% of total net assets.

(a)    At December 31, 2006, the following securities were out on loan:

    Shares        Security                                           Value
      33,918      Avid Technology, Inc.*                             $ 1,263,785
      46,629      C&D Technologies, Inc.                                 221,021
      64,102      Cooper Tire & Rubber                                   916,659
       5,569      Cubist Pharmaceuticals, Inc.*                          100,855
      34,942      Domtar, Inc.                                           294,910
       4,522      Dryships, Inc.                                          81,441
      19,998      Hansen Natural Corp.*                                  673,533
      20,633      Jarden Corp.*                                          717,822
      30,845      Providence Service Corp.*                              775,135
      39,739      Quintana Maritime. Ltd.                                437,924
       3,059      Russell 2000 Exchange Traded Fund                      238,694
       3,556      Russell 2000 Value Exchange
                  Traded Fund                                            284,622
      29,317      Sonic Solutions*                                       477,867
                                                                     -----------
             Total                                                   $ 6,484,268
                                                                     ===========

  The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      Year        Year      Year         Year          Year
                                                                     Ended       Ended      Ended       Ended          Ended
Class I                                                             12/31/06    12/31/05  12/31/04     12/31/03      12/31/02
Net asset value, beginning of period                                $ 16.19     $ 15.02   $ 12.50      $  9.23     $   10.87
                                                                    -------     -------   -------      -------      ---------
Increase (decrease) from investment operations:
  Net investment income (loss)                                      $  0.10     $  0.05   $ (0.03)     $    --     $   (0.01)
  Net realized and unrealized gain (loss) on investments, futures
    contracts and foreign currency transactions                        2.17        1.61      2.55         3.27         (1.63)
                                                                    -------     -------   -------      -------      ---------
    Net increase (decrease) from investment operations              $  2.27     $  1.66   $  2.52      $  3.27      $  (1.64)
Distributions to Shareowners:
  Net investment income                                               (0.02)         --        --           --         (0.00)(a)
  Net realized gain                                                   (0.52)      (0.49)       --           --         (0.00)(a)
                                                                    -------     -------   -------      -------      ---------
  Net increase (decrease) in net asset value                        $  1.73     $  1.17   $  2.52      $  3.27      $  (1.65)
                                                                    -------     -------   -------      -------      ---------
  Net asset value, end of period                                    $ 17.92     $ 16.19   $ 15.02      $ 12.50      $   9.23
                                                                    =======     =======   =======      =======      ========
Total return*                                                         14.43%      11.39%    20.16%       35.43%       (15.08)%
Ratio of net expenses to average net assets+                           0.93%       1.15%     1.25%        1.25%         1.25%
Ratio of net investment income (loss) to average net assets+           0.89%       0.35%   ( 0.21)%       0.03%        (0.05)%
Portfolio turnover rate                                                  78%         38%       36%          74%           50%
Net assets, end of period (in thousands)                            $55,670     $20,555   $17,993      $12,049     $   6,603
Ratios with no waiver of management fees and assumption of
  expenses by PIM:
  Net expenses                                                         0.93%       1.15%     1.30%        2.40%         2.76%
  Net investment income (loss)                                         0.89%       0.35%    (0.26)%      (1.12)%       (1.56)%
Ratios with waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         0.93%       1.15%     1.25%        1.25%         1.25%
  Net investment income (loss)                                         0.89%       0.35%    (0.21)%       0.03%        (0.05)%

(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.
Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities loaned of $6,484,268) (cost $87,789,281)               $97,903,945
  Receivables --
    Investment securities sold                                                                                        651,638
    Fund shares sold                                                                                                  101,652
    Dividends, interest and foreign taxes withheld                                                                    126,371
  Other                                                                                                                 9,512
                                                                                                                  -----------
      Total assets                                                                                                $98,793,118
                                                                                                                  -----------
LIABILITIES:
  Payables --
    Investment securities purchased                                                                               $    78,076
    Fund shares repurchased                                                                                           305,333
    Upon return of securities loaned                                                                                6,700,960
    Variation margin                                                                                                   79,300
  Due to bank                                                                                                          84,431
  Due to affiliates                                                                                                     7,838
    Accrued expenses                                                                                                  141,390
                                                                                                                  -----------
      Total liabilities                                                                                           $ 7,397,328
                                                                                                                  -----------
NET ASSETS:
  Paid-in capital                                                                                                 $61,214,027
  Undistributed net investment income                                                                                 567,692
  Accumulated net realized gain on investments                                                                     19,571,576
  Net unrealized gain (loss) on:
    Investments                                                                                                    10,114,664
    Futures contracts                                                                                                 (72,169)
                                                                                                                  -----------
      Total net assets                                                                                            $91,395,790
                                                                                                                  -----------
NET ASSET VALUE PER SHARE:
  Class I:
  (No par value, unlimited number of shares authorized)
    Net assets                                                                                                    $55,669,901
  Shares outstanding                                                                                                3,107,085
                                                                                                                  -----------
    Net asset value per share                                                                                     $     17.92
  Class II:
  (No par value, unlimited number of shares authorized)
    Net assets                                                                                                    $35,725,889
  Shares outstanding                                                                                                2,011,414
                                                                                                                  -----------
    Net asset value per share                                                                                     $     17.76

 The accompanying notes are an integral part of these financial statements.   11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                                     Year
                                                                                                                     Ended
                                                                                                                    12/31/06
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,158)                                                           $     935,589
  Interest                                                                                                            311,412
  Income on securities loaned, net                                                                                     45,624
                                                                                                                -------------
    Total investment income                                                                                     $   1,292,625
                                                                                                                -------------
EXPENSES:
  Management fees                                                                                               $     536,724
  Transfer agent fees and expenses                                                                                      2,974
  Distribution fees (Class II)                                                                                         74,174
  Administrative reimbursements                                                                                         6,693
  Custodian fees                                                                                                       53,883
  Professional fees                                                                                                    46,456
  Printing expense                                                                                                     20,794
  Fees and expenses of nonaffiliated trustees                                                                           3,943
  Miscellaneous                                                                                                         3,941
                                                                                                                -------------
    Total expenses                                                                                              $     749,582
    Less fees paid indirectly                                                                                         (4,322)
                                                                                                                -------------
    Net expenses                                                                                                $     745,260
                                                                                                                -------------
      Net investment income                                                                                     $     547,365
                                                                                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                                                                 $  19,476,657
    Redemption in kind                                                                                              2,170,275
    Futures contracts                                                                                                 228,269
    Forward foreign currency contracts and other assets and liabilities denominated in
     foreign currencies                                                                                                 3,557
                                                                                                                -------------
                                                                                                                $  21,878,758
                                                                                                                -------------
  Change in net unrealized gain or loss from:
    Investments                                                                                                 $ (12,238,362)
    Futures contracts                                                                                                 (54,441)
                                                                                                                -------------
                                                                                                                $ (12,292,803)
                                                                                                                -------------
    Net gain on investments, futures contracts and foreign currency transactions                                $   9,585,955
                                                                                                                =============
    Net increase in net assets resulting from operations                                                        $  10,133,320
                                                                                                                =============

12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             Year               Year
                                                                                             Ended              Ended
                                                                                           12/31/06           12/31/05
FROM OPERATIONS:
Net investment income                                                                   $     547,365       $     92,250
Net realized gain on investments                                                           21,878,758          3,025,018
Change in net unrealized gain or loss on investments, futures contracts and foreign
  currency transactions                                                                   (12,292,803)         1,010,721
                                                                                        -------------       ------------
    Net increase in net assets resulting from operations                                $  10,133,320       $  4,127,989
                                                                                        -------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I                                                                               $     (73,422)      $         --
  Class II                                                                                       (580)                --
Net realized gain
  Class I                                                                                  (1,788,652)          (593,880)
  Class II                                                                                 (1,003,743)          (497,417)
                                                                                        -------------       ------------
    Total distributions to shareowners                                                  $  (2,866,397)      $ (1,091,297)
                                                                                        -------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                        $  22,676,670       $ 20,346,152
Shares issued in reorganization                                                            51,400,124                 --
Redemption in kind                                                                        (11,792,154)                --
Reinvestment of distributions                                                               2,866,396                 --
Cost of shares repurchased                                                                (23,276,376)        (9,966,656)
                                                                                        -------------       ------------
    Net increase in net assets resulting from Fund share transactions                   $  41,874,660       $ 10,379,496
                                                                                        -------------       ------------
    Net increase in net assets                                                          $  49,141,583       $ 13,416,188
                                                                                        -------------       ------------
NET ASSETS:
Beginning of year                                                                       $  42,254,207       $ 28,838,019
                                                                                        -------------       ------------
End of year                                                                             $  91,395,790       $ 42,254,207
                                                                                        =============       ============
Undistributed net investment income, end of year                                        $     567,692       $     94,683
                                                                                        =============       ============


The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Small Cap Value VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
      Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
      Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
      (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
      shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
      (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
      (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
      Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
      Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
      Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of the Portfolio is to seek capital appreciation.

Small capitalization stocks, while offering the potential for higher returns, such as those held by the portfolio may be subject to greater short-term price fluctuations than securities of larger companies. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial highlights for the Portfolio's Class II shares are presented in a separate book.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2006, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes withheld on capital gains at the applicable country rates.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2006, Small Cap Value Portfolio had the following open contracts:

-------------------------------------------------------------------------------------------------------------
                                                   Number of
                                                   Contracts      Settlement        Market        Unrealized
Future Contracts                    Type         Long/(Short)        Month           Value        Gain/(Loss)
-------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio      Russell 2000           26           March '07      $10,333,700      $(72,169)
                                                                                  ===========      ========
-------------------------------------------------------------------------------------------------------------

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

--------------------------------------------------------------------------------
                                 Undistributed       Accumulated
                                Net Investment      Net Realized        Paid-In
Portfolio                        Income (Loss)       Gain (Loss)        Capital
--------------------------------------------------------------------------------
 Small Cap Value Portfolio       $(24,127)          $(2,112,239)       $2,136,366
                                 ========           ===========        ==========
--------------------------------------------------------------------------------

   The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

-------------------------------------------------------------------------------------------------
                                                                      2006             2005
-------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                                  $   626,668       $       --
Long-Term Capital Gain                                             2,239,729        1,091,297
                                                                 -----------       ----------
                                                                 $ 2,866,397       $1,091,297
Return of Capital                                                         --               --
                                                                 -----------       ----------
  Total Distributions                                            $ 2,866,397       $1,091,297
                                                                 ===========       ==========
Distributable Earnings (Accumulated Losses):
Undistributed ordinary income                                    $ 1,693,319
Undistributed long-term gain/(Capital loss carryforward)          18,430,339
Unrealized appreciation (depreciation)                            10,058,105
                                                                 -----------
  Total                                                          $30,181,763
                                                                 ===========
-------------------------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, exchange traded funds and open future contracts.

F. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time,and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $5,858 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $1,242 in transfer agent fees payable to PIMSS at December 31, 2006.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $738 payable to PFD at December 31, 2006.

5. Aggregate Unrealized Appreciation and Depreciation
At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:


---------------------------------------------------------------------------------------------------
                                                                                         Net
                                                    Gross             Gross         Appreciation/
                                 Tax Cost       Appreciation      Depreciation      (Depreciation)
---------------------------------------------------------------------------------------------------
 Small Cap Value Portfolio     $87,845,840      $12,007,784      $(1,949,679)       $10,058,105
                               ===========      ===========      ===========        ===========
---------------------------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $52,507,516 and $75,006,993, respectively.

7. Commission Recapture and Expense Offset Arrangements
Effective July 15, 2005, the Portfolio has entered into commission recapture arrangements with brokers with whom PIM places trades on behalf of the Portfolio where they provide services to the Portfolio in addition to trade execution. These services included payments of certain expenses on behalf of the Portfolio. For the year ended

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

December 31, 2006, expenses were reduced by $4,322 under this agreement. In addition, the Portfolio has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2006, the Portfolio's expenses were not reduced under such arrangements.

8. Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:


--------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio               '06 Shares       '06 Amount       '05 Shares      '05 Amount
--------------------------------------------------------------------------------------------------------
CLASS I:
Shares sold                               431,363      $   7,373,050        571,103      $  8,553,972
Shares issued in reorganizations        2,861,983         48,796,816             --                --
Redemption in kind                       (654,874)       (11,792,154)            --                --
Reinvestment of distributions             116,744          1,862,073         40,427           589,019
Shares repurchased                       (917,774)       (15,465,902)      (539,585)       (8,145,222)
                                        --------------------------------------------------------------
  Net increase                          1,837,442      $  30,773,883         71,945      $    997,769
                                        ==============================================================
CLASS II:
Shares sold                               904,223      $  15,303,620        712,018      $ 10,705,770
Shares issued in reorganizations          153,951          2,603,308             --                --
Reinvestment of distributions              63,445          1,004,323         34,350           497,391
Shares repurchased                       (460,455)        (7,810,474)      (121,596)       (1,821,434)
                                        --------------------------------------------------------------
  Net increase                            661,164      $  11,100,777        624,772      $  9,381,727
                                        ==============================================================
--------------------------------------------------------------------------------------------------------

9. Merger Information
On May 23, 2006, beneficial owners of Pioneer Small Company VCT Portfolio and Pioneer Small Cap Value II VCT Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on May 24, 2006, by exchanging all of Pioneer Small Company VCT Portfolio's Class I and Class II net assets and Pioneer Small Cap Value II VCT Portfolio's Class I net assets for Pioneer Small Cap Value VCT Portfolio's shares, based on Pioneer Small Cap Value VCT Portfolio's Class I and Class II shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that closing date ("Closing Date"):


---------------------------------------------------------------------------------------------------------------------------------
                                       Pioneer Small          Pioneer Small          Pioneer Small          Pioneer Small
                                         Cap Value               Company             Cap Value II             Cap Value
                                       VCT Portfolio          VCT Portfolio          VCT Portfolio          VCT Portfolio
                                   (Pre-Reorganization)   (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets
  Class I                               $11,665,357            $3,024,465             $45,772,351            $60,462,173
  Class II                               30,138,805             2,603,308                      --             32,742,113
                                        -----------------------------------------------------------------------------------------
   Total Net Assets                     $41,804,162            $5,627,773             $45,772,351            $93,204,286
                                        =========================================================================================
Shares Outstanding
  Class I                                   684,211               247,234               2,521,638              3,546,194
  Class II                                1,782,074               215,447                      --              1,936,025
Shares Issued in Reorganization
  Class I                                                                                                      2,861,983
  Class II                                                                                                       153,951
---------------------------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                               Unrealized Appreciation     Accumulated Gain/(Loss)
                                                   on Closing Date             on Closing Date
--------------------------------------------------------------------------------------------------------
 Pioneer Small Company VCT Portfolio          $ 1,554,529                        $   1,706
 Pioneer Small Cap Value II VCT Portfolio      14,635,856                          (85,337)
                                              ---------------------------------------------
  Total                                       $16,190,385                        $ (83,631)
                                              =============================================
--------------------------------------------------------------------------------------------------------

10. New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Small Cap Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Small Cap Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Cap Value VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP

Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio (the "Fund")
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one and three year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                               (continued)
--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the second quintile of its Morningstar category peer group for the 12 months ended June 30, 2006 and the second quintile of the peer group for the three years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also noted that the return of the Fund, before deduction of fees, exceeded the return of the Fund's benchmark index for the 12-month period ended June 30, 2006 The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was good.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the second quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 (after giving effect to the expense limitation) to be in the third quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated asset levels, a

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   break point in the management fee was not necessary. As assets increase, the Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The trust's Board of Trustees provides broad supervision over the portfolio's affairs. The officers of the trust are responsible for the trust's operations. The trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 86 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the trust is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE         PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 1994. Serves Deputy Chairman and a Director of Pioneer Global Asset
                           Board, Trustee    until a successor trustee  Management S.p.A. ("PGAM"); Non-Executive Chairman and a
                           and President     is elected or earlier      Director of Pioneer Investment Management USA Inc.
                                             retirement or removal.     ("PIM-USA"); Chairman and a Director of Pioneer; Chairman
                                                                        and Director of Pioneer Institutional Asset Management, Inc.
                                                                        (since 2006); Director of Pioneer Alternative Investment
                                                                        Management Limited (Dublin); President and a Director of
                                                                        Pioneer Alternative Investment Management (Bermuda) Limited
                                                                        and affiliated funds; Director of PIOGLOBAL Real Estate
                                                                        Investment Fund (Russia) (until June 2006); Director of
                                                                        Nano-C, Inc. (since 2003); Director of Cole Investment
                                                                        Corporation (since 2004); Director of Fiduciary Counseling,
                                                                        Inc.; President and Director of Pioneer Funds Distributor,
                                                                        Inc. ("PFD") (until May 2006); President of all of the
                                                                        Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale
                                                                        and Dorr LLP (counsel to PIM-USA and the Pioneer Funds)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*   Director of ICI Mutual Insurance Company

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                           POSITIONS HELD    LENGTH OF SERVICE
NAME, AGE AND ADDRESS      WITH THE TRUST    AND TERM OF OFFICE            PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (63)         Trustee           Trustee since 2005. Serves    Senior Vice President and Chief Financial Officer,
3050 K. Street NW,                           until a successor trustee     I-trax, Inc. (publicly traded health care services
Washington, DC 20007                         is elected or earlier         company) (2001 - present); Managing Partner, Federal
                                             retirement or removal.        City Capital Advisors (boutique merchant bank) (2002 to
                                                                           2004); and Executive Vice President and Chief Financial
                                                                           Officer, Pedestal Inc. (internet- based mortgage
                                                                           trading company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)          Trustee           Trustee since 2000. Serves    President, Bush International (international financial
3509 Woodbine Street,                        until a successor trustee     advisory firm)
Chevy Chase, MD 20815                        is elected or earlier
                                             retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)  Trustee           Trustee since 2000. Serves    Founding Director, The Winthrop Group, Inc. (consulting
1001 Sherbrooke Street West,                 until a successor trustee     firm); and Desautels Faculty of Management, McGill
Montreal, Quebec, Canada                     is elected or earlier         University
H3A 1G5                                      retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)       Trustee           Trustee since 2006. Serves    Private investor (2004 - present); and Senior Executive
89 Robbins Avenue,                           until a successor trustee     Vice President, The Bank of New York (financial and
Berkeley Heights, NJ                         is elected or earlier         securities services) (1986 - 2004)
07922                                        retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)   Trustee           Trustee since 1995. Serves    President and Chief Executive Officer, Newbury, Piret &
200 State Street, 12th                       until a successor trustee     Company, Inc. (investment banking firm)
Floor, Boston, MA 02109                      is elected or earlier
                                             retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)         Trustee           Trustee since 2000. Serves    President, John Winthrop & Co., Inc. (private
One North Adgers Wharf,                      until a successor trustee     investment firm)
Charleston, SC 29401                         is elected or earlier
                                             retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS          OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (63)             Director of The Enterprise Social Investment
3050 K. Street NW,             Company (privately-held affordable housing
Washington, DC 20007           finance company); and Director of New York
                               Mortgage Trust (publicly traded mortgage
                               REIT)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              Director of Brady Corporation (industrial
3509 Woodbine Street,          identification and specialty coated material
Chevy Chase, MD 20815          products manufacturer); Director of Briggs
                               & Stratton Co. (engine manufacturer);
                               Director of Mortgage Guaranty Insurance
                               Corporation; and Director of UAL
                               Corporation (airline holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      None
1001 Sherbrooke Street West,
Montreal, Quebec, Canada
H3A 1G5
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)           Director of Quadriserv Inc. (technology
89 Robbins Avenue,             products for securities lending industry)
Berkeley Heights, NJ
07922
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)       Director of New America High Income Fund,
200 State Street, 12th         Inc. (closed-end investment company)
Floor, Boston, MA 02109
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)             None
One North Adgers Wharf,
Charleston, SC 29401
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Osbert M. Hood (54)+         Executive Vice   Since 2003. Serves at the
                             President        discretion of the Board
+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey        Assistant        Since 2006. Serves at the
 (45)                        Secretary        discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Osbert M. Hood (54)+       President and Chief Executive Officer, PIM-USA since     Trustee of certain Pioneer Funds
                           May 2003 (Director since January 2001; Executive Vice
                           President and Chief Operating Officer from November
                           2000 - May 2003); Director of PGAM since June 2003;
                           President and Director of Pioneer since May 2003;
                           President and Director of Pioneer Institutional Asset
                           Management, Inc. since February 2006; Chairman and
                           Director of Pioneer Investment Management Shareholder
                           Services, Inc. ("PIMSS") since May 2003; Director of
                           PFD since May 2006; Director of Oak Ridge Investments,
                           LLC (a registered investment adviser in which PIM-USA
                           owns a minority interest) since January 2005; Director
                           of Vanderbilt Capital Advisors, LLC (an institutional
                           investment adviser wholly- owned by PIM-USA) since June
                           2006; and Executive Vice President of all of the
                           Pioneer Funds since June 2003
+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)   Secretary of PIM-USA; Senior Vice President - Legal of   None
                           Pioneer; Secretary/ Clerk of most of PIM-USA's
                           subsidiaries; and Secretary of all of the Pioneer Funds
                           since September 2003 (Assistant Secretary from November
                           2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42) Vice President and Senior Counsel of Pioneer since July  None
                           2002; Vice President and Senior Counsel of BISYS Fund
                           Services, Inc. (April 2001 to June 2002); Senior Vice
                           President and Deputy General Counsel of Funds
                           Distributor, Inc. (July 2000 to April 2001); and
                           Assistant Secretary of all of the Pioneer Funds since
                           September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey      Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and  None
 (45)                      Assistant Secretary of all of the Pioneer Funds since
                           July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)          Vice President - Fund Accounting, Administration and     None
                           Controllership Services of Pioneer; and Treasurer of
                           all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)       Deputy Treasurer of Pioneer since 2004; Treasurer and    None
                           Senior Vice President, CDC IXIS Asset Management
                           Services from 2002 to 2003; Assistant Treasurer and
                           Vice President, MFS Investment Management from 1997 to
                           2002; and Assistant Treasurer of all of the Pioneer
                           Funds since November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)      Assistant Vice President - Fund Accounting,              None
                           Administration and Controllership Services of Pioneer;
                           and Assistant Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)         Fund Accounting Manager - Fund Accounting,               None
                           Administration and Controllership Services of Pioneer;
                           and Assistant Treasurer of all of the Pioneer Funds
                           since May 2002
------------------------------------------------------------------------------------------------------------------------------------


Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
Katherine Kim Sullivan     Assistant         Since 2003. Serves at the
(33)                       Treasurer         discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)    Chief             Since 2006. Serves at the
                           Compliance        discretion of the Board
                           Officer
------------------------------------------------------------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katherine Kim Sullivan     Fund Administration Manager - Fund Accounting,           None
(33)                       Administration and Controllership Services since June
                           2003; Assistant Vice President - Mutual Fund Operations
                           of State Street Corporation from June 2002 to June 2003
                           (formerly Deutsche Bank Asset Management); Pioneer Fund
                           Accounting, Administration and Controllership Services
                           (Fund Accounting Manager from August 1999 to May 2002);
                           and Assistant Treasurer of all of the Pioneer Funds
                           since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)    Chief Compliance Officer of Pioneer and all of the       None
                           Pioneer Funds since March 2006; Vice President and
                           Senior Counsel of Pioneer since September 2004; and
                           Senior Vice President and Counsel, State Street
                           Research & Management Company (February 1998 to
                           September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

                            This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18650-01-0207

                                                            [Logo]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                        Pioneer Strategic Income VCT Portfolio -- Class I Shares




                                                                   ANNUAL REPORT

                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Table of Contents
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

  Portfolio and Performance Update                                           2

  Comparing Ongoing Portfolio Expenses                                       3

  Portfolio Management Discussion                                            4

  Schedule of Investments                                                    6

  Financial Statements                                                      15

  Notes to Financial Statements                                             19

  Report of Independent Registered Public
    Accounting Firm                                                         24

  Factors Considered by the Independent Trustees
    in Approving the Management Contract                                    25

  Trustees, Officers and Service Providers                                  28

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Portfolio Diversification
(As a percentage of total investment portfolio)
U.S. Government Securities                                              48.5%
U.S. Corporate Bonds                                                    37.9%
Foreign Government Bonds                                                 6.2%
Asset Backed Securities                                                  3.4%
Municipal Bonds                                                          1.2%
Senior Secured Loans                                                     1.1%
Collateralized Mortgage Obligations                                      1.0%
Temporary Cash Investment                                                0.7%

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Maturity Distribution
(As a percentage of total investment portfolio)
0-1 years                                                               15.9%
1-3 years                                                               10.5%
3-4 years                                                               24.3%
4-6 years                                                               32.3%
6-8 years                                                                8.8%
8+ years                                                                 8.2%

Five Largest Holdings
(As a percentage of long-term holdings)
1.    U.S. Treasury Inflation Protected
        Security, 3.5%, 1/15/11                  2.09%
2.    U.S. Treasury Notes,
        5.0%, 2/15/11                            2.05
3.    U.S. Treasury Inflation Notes,
        1.875%, 7/15/15                          2.01
4.    U.S. Treasury Notes,
        5.5%, 8/15/28                            1.77
5.    U.S. Treasury Bonds,
        5.25%, 11/15/28                          1.70

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/06      12/31/05
Net Asset Value per Share      $10.80        $10.76


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $0.5807        $0.0270           $0.0254

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Strategic Income VCT Portfolio at net asset value, compared to that of the Lehman Brothers U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                Pioneer Strategic               Lehman Brothers U.S.
Date            Income VCT Portfolio            Universal Index
7/99            10000                           10000
                10070                           10136
12/00           10525                           11233
                11252                           12142
12/02           12458                           13337
                15104                           14113
12/04           16651                           14814
                17108                           15216
12/06           18217                           15973

Index comparison begins July 31, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class
(7/29/99)                                                                8.41%
5 Years                                                                 10.12%
1 Year                                                                   6.48%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                                            I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                                 $ 1,000.00
Ending Account Value on 12/31/06                                  $ 1,052.59
Expenses Paid During Period*                                      $     4.29

* Expenses are equal to the Portfolio's annualized expense ratio of 0.83% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                                            I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                                 $ 1,000.00
Ending Account Value on 12/31/06                                  $ 1,021.02
Expenses Paid During Period*                                      $     4.23

* Expenses are equal to the Portfolio's annualized expense ratio of 0.83% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

Riskier asset classes tended to deliver the handsomest investment rewards in 2006, a year in which economies grew and corporate profits rose throughout the world. The only slump in the performance of riskier fixed-income sectors - including domestic high-yield bonds and emerging market debt - occurred during a two-month period, beginning in mid-May. Overall, though, investors showed a willingness to take on credit risk, and lower-rated bonds outperformed government bonds and other high-grade securities. The following is an interview with Kenneth J. Taubes, who discusses the performance of Pioneer Strategic Income VCT Portfolio during the fiscal year ended December 31, 2006. Mr. Taubes, director of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Portfolio.

Q.   How did the Portfolio perform during 2006?

A. Pioneer Strategic Income VCT Portfolio Class I shares generated a total return of 6.48%, at net asset value, for the 12 months ended December 31, 2006. During the same 12 months, the Lehman Brothers U.S. Universal Bond Index returned 4.97% and the average return of the 50 portfolios in Lipper's general bond variable annuity portfolio category was 6.07%. On December 31, 2006, the 30-day Standardized SEC yield for the Portfolio's Class I shares was 5.11%.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   What was the investment environment like during 2006?

A. Over the course of the year, the domestic high-yield bond market delivered the strongest results among the major fixed-income sectors, followed by emerging market bonds. Government securities and other high-grade bonds tended to trail the higher-risk classes. The only exception to this general trend occurred during a two-month stretch, starting in mid-May, when concerns about rising inflationary pressures and the interest-rate hikes by the U.S. Federal Reserve led to a general decline of riskier assets, including high-yield corporates and emerging market debt. Over the final six months of the year, however, confidence returned as the Federal Reserve left rates unchanged and inflation pressures appeared to ease as oil prices receded. Confidence in the durability of the global economic expansion returned. Emerging market bonds then provided the best returns in the fixed-income assets, followed by domestic high-yield bonds. High-grade investments trailed during the final six months, although they generally still provided positive results.

Q. What were your principal strategies during the year, and how did they affect performance?

A. The Portfolio performed well during the year, helped by its exposure to high-yielding securities, including domestic high-yield bonds, international high yield bonds and emerging market debt. Moreover, our positions in investments denominated in foreign currencies also helped, notably our holdings denominated in the Swedish kroner and the euro. Only our exposure to the Japanese yen detracted from results. In addition, our duration management was successful. (Duration is a measure of a bond's price sensitivity to changes in interest rates.) We maintained a relatively short duration when interest rates were rising in the first half of the year. Beginning in June, we moved to a longer duration, which positioned the Portfolio to benefit when longer-maturity rates began to decline. During the first half of the year, we allocated about 10% of

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in high yield or lower-rated securities are subject to greater-than-average risk. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     assets to Treasury Inflation Protected Securities (TIPS), which contributed to performance as interest rates were rising. Although we reduced that positioning during the second half of the year, our investments in TIPS during the final six months did not help as they underperformed straight Treasuries as well as mortgage-backed securities.

Q.   What were some of the investments that most affected performance?

A. We had solid, positive contributions from a number of holdings. The debt of Norwegian oil services company Aker Kvaerner, for example, appreciated as oil drilling activity around the world increased. Rising iron ore prices, spurred by increased demand from emerging markets, led to strong results from our investments in bonds of CVRD of Brazil, one of the world's largest iron ore-mining corporation. Bonds of Platinum Underwriters, a property-and-casualty re-insurance company, appreciated when the company encountered relatively few storm-related claims in 2006, after raising premiums following the severe 2005 hurricane season. Trustreet Properties, a real estate investment trust, contributed as its bonds were bought back when the company was acquired. Securities issued by Ford Motor Credit appreciated during the year, after declining in 2005, as investors realized the company was not about to file for bankruptcy protection.

     Disappointments included bonds of Angiotech company, a producer of medical devices including stents for the treatment of clogged arteries. These bonds lost value early in the year amid concerns about the effects of drug-coated stents. The bonds recovered some of their value late in the year, however, as concerns waned with a favorable finding by the FDA. Ainsworth Lumber, a Canadian-based building materials company, was hurt by weakness in the U.S. housing market and the rising Canadian dollar. Also holding back results was the investment in securities of Stratos Global, a Canadian-based provider of satellite communications services.

Q.   What is your investment outlook?

A. As we enter 2007, we believe the environment looks favorable for our strategic income strategy, which emphasizes diversification in the fixed-income markets. The global economic picture is encouraging, and there is ample liquidity in the capital markets, even though some central banks are tightening their monetary policies. Given our expectations for continuing global growth, we do not expect the Federal Reserve to lower short-term rates in the near future. As a consequence, we are maintaining a shorter-than-benchmark duration policy to protect against the potential that interest rates might rise. We also have reduced the Portfolio's exposure to foreign currencies, as we do not see much further weakening in the relative value of the U.S. dollar in the immediate future. Unfortunately, we believe that generally favorable outlook is reflected in current bond prices, and so opportunities to take advantage of mispriced securities may be limited.




     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

       Principal   S&P/Moody's
          Amount   Ratings
         USD ($)   (unaudited)                                                                         Value
                                   ASSET BACKED SECURITIES - 3.1%
                                   Energy - 0.2%
                                   Oil & Gas Equipment & Services - 0.2%
         135,000   A-/A1           Nakilat, Inc., 6.267%, 12/31/33 (144A)                        $   133,755
                                                                                                 -----------
                                   Total Energy                                                  $   133,755
                                                                                                 -----------
                                   Banks - 0.5%
                                   Thrifts & Mortgage Finance - 0.5%
         309,509   A-/Baa1         Taganka Car Loan Finance Plc, 6.35%, 11/14/13 (144A) (b)      $   309,508
                                                                                                 -----------
                                   Total Banks                                                   $   309,508
                                                                                                 -----------
                                   Diversified Financials - 0.9%
                                   Consumer Finance - 0.0%
DKK       18,055   AAA/Aaa         Realkredit Danmark, 7.0%, 10/1/32                             $     3,427
                                                                                                 -----------
                                   Diversified Financial Services - 0.9%
         216,117   BB-/Ba2         Caithness Coso Fund Corp., 6.263%, 6/15/14 (144A)             $   210,712
         174,902   BBB+/Baa2       PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)          178,400
         229,240   BBB/Baa2        Power Receivables Finance, 6.29%, 1/1/12 (144A)                   230,494
                                                                                                 -----------
                                                                                                 $   619,606
                                                                                                 -----------
                                   Total Diversified Financials                                  $   623,033
                                                                                                 -----------
                                   Utilities - 1.0%
                                   Electric Utilities - 1.0%
         209,880   BB-/Ba2         FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)               $   211,716
         376,193   NR/NR           Ormat Funding Corp., 8.25%, 12/30/20                              383,717
          53,307   BB-/Ba2         Tenaska Alabama, 7.0%, 6/30/21 (144A)                              52,942
                                                                                                 -----------
                                                                                                 $   648,375
                                                                                                 -----------
                                   Total Utilities                                               $   648,375
                                                                                                 -----------
                                   Government - 0.5%
         303,599   BB+/Ba2         Republic of Columbia, 9.75%, 4/9/11                           $   329,405
                                                                                                 -----------
                                   Total Government                                              $   329,405
                                                                                                 -----------
                                   TOTAL ASSET BACKED SECURITIES
                                   (Cost $2,041,493)                                             $ 2,044,076
                                                                                                 -----------
                                   COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9%
                                   Banks - 0.6%
                                   Thrifts & Mortgage Finance - 0.6%
         110,000   NR/Ba2          SBA CMBS Trust, 6.904%, 11/15/36                              $   110,317
         265,000   AAA/Ba2         T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)                        268,002
                                                                                                 -----------
                                                                                                 $   378,319
                                                                                                 -----------
                                   Total Banks                                                   $   378,319
                                                                                                 -----------
                                   Diversified Financials - 0.3%
                                   Diversified Financial Services - 0.3%
          80,000   NR/Ba1          Global Signal, 7.036%, 2/15/36 (144A)                         $    81,388
         155,000   NR/Ba2          Tower 2004-2A F, 6.376%, 12/15/14                                 149,909
                                                                                                 -----------
                                                                                                 $   231,297
                                                                                                 -----------
                                   Total Diversified Financials                                  $   231,297
                                                                                                 -----------
                                   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                   (Cost $610,000)                                               $   609,616
                                                                                                 -----------

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Principal       S&P/Moody's
          Amount       Ratings
         USD ($)       (unaudited)                                                                  Value
                                       CORPORATE BONDS - 33.7%
                                       Energy - 4.4%
                                       Coal & Consumable Fuels - 0.4%
         250,000       B+/Ba3          Adaro Finance BV, 8.5%, 12/8/10 (144A)                 $   256,250
                                                                                              -----------
                                       Oil & Gas Drilling - 0.6%
         300,000       NR/NR           DDI Holdings AS, 9.3%, 1/19/12 (144A)                  $   314,250
          75,000       NA/NA           DDI Holdings AS, 9.3%, 4/23/12 (144A)                       78,563
                                                                                              -----------
                                                                                              $   392,813
                                                                                              -----------
                                       Oil & Gas Equipment & Services - 0.5%
         110,000       A+/Aa3          Nakilat, Inc., 6.067%, 12/31/33 (144A)                 $   109,168
         500,000       NR/NR           Petromena AS, 9.75%, 5/24/12 (144A)                         84,226
         150,000       NR/B1           Semgroup LP, 8.75%, 11/15/15 (144A)                        150,750
                                                                                              -----------
                                                                                              $   344,144
                                                                                              -----------
                                       Oil & Gas Exploration & Production - 2.6%
         210,000       B-/B3           Baytex Energy, Ltd., 9.625%, 7/15/10                   $   218,925
         260,000       B-/B3           Clayton Williams Energy, 7.75%, 8/1/13                     239,850
         245,000       B/B2            Compton Petroleum Corp., 7.625%, 12/1/13                   236,425
         355,000       BBB+/NR         Gazprom International SA, 7.201%, 2/1/20 (144A)            375,408
         170,000       B-/B3           Harvest Operations Corp., 7.875%, 10/15/11                 161,075
ITL  275,000,000       BBB-/Baa1       Petroleos Mexicanos, 7.375%, 8/13/07                       190,775
         115,000       CCC+/Caa2       Petroquest Energy, Inc., 10.375%, 5/15/12                  121,038
         200,000       B/B1            Quicksilver Resources, Inc., 7.125%, 4/1/16                195,500
          45,000       BB+/Ba2         Southern Star Central Corp., 6.75%, 3/1/16                  44,888
                                                                                              -----------
                                                                                              $ 1,783,884
                                                                                              -----------
                                       Oil & Gas Storage & Transportation - 0.3%
          30,000       B/B2            Copano Energy LLC, 8.125%, 3/1/16                      $    31,050
          75,000       B/B1            Inergy LP, 8.25%, 3/1/16                                    78,750
          85,000       B-/B3           Targa Resources, Inc., 8.50%, 11/1/13 (144A)                85,638
                                                                                              -----------
                                                                                              $   195,438
                                                                                              -----------
                                       Total Energy                                           $ 2,972,529
                                                                                              -----------
                                       Materials - 6.3%
                                       Aluminum - 0.9%
          95,000       B-/B3e          Aleris International, Inc., 9.0%, 12/15/14 (144A)      $    95,475
         370,000       BB-/B1          Asia Aluminum Holdings, 8.0%, 12/23/11 (144A)              369,075
         140,000       B/B2            Novelis, Inc., 7.25%, 2/15/15                              135,450
                                                                                              -----------
                                                                                              $   600,000
                                                                                              -----------
                                       Commodity Chemicals - 1.1%
         110,000       B+/B1           Arco Chemical Co., 9.8%, 2/1/20                        $   127,050
         285,000       B+/B1           Georgia Gulf Corp., 9.5%, 10/15/14 (144A)                  277,875
         300,000       B+/Ba3          Invista, 9.25%, 5/1/12 (144A)                              321,750
                                                                                              -----------
                                                                                              $   726,675
                                                                                              -----------
                                       Construction Materials - 0.3%
         220,000       B-/B2           U.S. Concrete, Inc., 8.375%, 4/1/14                    $   215,050
                                                                                              -----------

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

         Principal   S&P/Moody's
            Amount   Ratings
           USD ($)   (unaudited)                                                                      Value
                                     Diversified Chemical - 1.4%
           130,000   B-/B2           Basell Finance Co., 8.1%, 3/15/27 (144A)                   $   123,500
           350,000   B/B3            Crystal US Holdings, Inc., 10.5%, 10/1/14 (b)                  301,000
           100,000   B-/B2           Ineos Group Holdings PLC, 7.875%, 2/15/16 (144A)               125,706
EURO       145,000   B-/B2           Nell AF Sarl, 8.375%, 8/15/15 (144A)                           205,238
           160,000   B-/B2           Phibro Animal Health Corp., 10.0, 8/1/13 (144A)                166,000
                                                                                                -----------
                                                                                                $   921,444
                                                                                                -----------
                                     Diversified Metals & Mining - 1.5%
            70,000   B-/Caa1         American Rock Salt Co., LLC, 9.5%, 3/15/14                 $    72,100
           105,000   BB-/Ba3         FMG Finance Pty, Ltd., 10.625%, 9/1/16 (144A)                  112,613
           100,000   BBB/Baa3        Vale Overseas, Ltd., 6.25%, 1/11/16                            100,972
           400,000   BBB/Baa3        Vale Overseas, Ltd., 8.25%, 1/17/34                            473,817
           230,000   BB/Ba1          Vedenta Resources Plc, 6.625%, 2/22/10 (144A)                  227,125
                                                                                                -----------
                                                                                                $   986,627
                                                                                                -----------
                                     Forest Products - 0.3%
           305,000   B/B2            Ainsworth Lumber, 6.75%, 3/15/14                           $   231,800
                                                                                                -----------
                                     Paper Packaging - 0.2%
           110,000   CCC+/Caa1       Graham Packaging Co., 9.875%, 10/15/14 (a)                 $   111,100
                                                                                                -----------
                                     Paper Products - 0.4%
           100,000   B+/B2           Abitibi-Consolidated, Inc., 6.0%, 6/20/13                  $    80,000
           200,000   B+/B2           Bowater, Inc., 6.5%, 6/15/13                                   182,500
                                                                                                -----------
                                                                                                $   262,500
                                                                                                -----------
                                     Specialty Chemicals - 0.2%
           150,000   BB+/NA          LPG International, Inc., 7.25%, 12/20/15                   $   150,750
                                                                                                -----------
                                     Total Materials                                            $ 4,205,946
                                                                                                -----------
                                     Capital Goods - 3.1%
                                     Aerospace & Defense - 0.1%
            75,000   BB+/Ba3         L-3 Communications Corp., 6.375%, 10/15/15                 $    74,250
                                                                                                -----------
                                     Building Products - 0.5%
           325,000   B/B2            Builders Firstsource, Inc., 9.624%, 2/15/12 (b)            $   319,719
                                                                                                -----------
                                     Construction & Engineering - 0.3%
           160,000   B+/Ba3          Dycom Industries, 8.125%, 10/15/15                         $   165,600
                                                                                                -----------
                                     Construction, Farm Machinery & Heavy Trucks - 0.7%
           130,000   B+/B1           Commercial Vehicle Group, 8.0%, 7/1/13                     $   127,075
           270,000   B+/B1           Greenbrier Co., Inc., 8.375%, 5/15/15                          274,725
            65,000   B/B3            Titan Wheel International, Inc., 8.0%, 1/15/12 (144A)           65,406
                                                                                                -----------
                                                                                                $   467,206
                                                                                                -----------
                                     Electrical Component & Equipment - 0.2%
           200,000   NR/NR           Power Contract Financing LLC, 0.0%, 2/5/10 (144A) (b)      $   158,750
                                                                                                -----------
                                     Industrial Machinery - 0.2%
           150,000   B/B1            Gardner Denver, Inc., 8.0%, 5/1/13 (144A)                  $   156,000
                                                                                                -----------
                                     Trading Companies & Distributors - 1.1%
           325,000   BBB-/Baa3       Glencore Funding LLC, 6.0%, 4/15/14 (144A)                 $   316,820
           435,000   BB+/Ba1         Noble Group, Ltd., 6.625%, 3/17/15 (144A)                      395,137
                                                                                                -----------
                                                                                                $   711,957
                                                                                                -----------
                                     Total Capital Goods                                        $ 2,053,482
                                                                                                -----------

8    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal     S&P/Moody's
   Amount     Ratings
  USD ($)     (unaudited)                                                                    Value
                              Commercial Services & Supplies - 1.9%
                              Diversified Commercial Services - 1.3%
  130,000     B+/Ba2          FTI Consulting, 7.625%, 6/15/13                          $   134,225
  500,000     B-/B3           NCO Group, Inc., 10.244%, 11/15/13 (144A) (b)                496,250
  240,000     B-/B3           Park-Ohio Industries, Inc., 8.375%, 11/15/14                 223,800
                                                                                       -----------
                                                                                       $   854,275
                                                                                       -----------
                              Environmental & Facilities Services - 0.5%
   80,000     B+/Ba3          Clean Harbors, Inc., 11.25%, 7/15/12 (144A)              $    89,050
  240,000     CCC+/B3         Hydrochem Industrial Service, 9.25%, 2/15/13 (144A)          241,200
                                                                                       -----------
                                                                                       $   330,250
                                                                                       -----------
                              Office Services & Supplies - 0.1%
   90,000     CCC/B3          Nutro Products, Inc., 9.4%, 10/15/13 (144A) (b)          $    93,150
                                                                                       -----------
                              Total Commercial Services & Supplies                     $ 1,277,675
                                                                                       -----------
                              Transportation - 0.6%
                              Marine - 0.5%
  185,000     BB+/NR          CMA CGM SA, 7.25%, 2/1/13 (144A)                         $   180,375
  125,000     BB-/Ba3         Stena AB, 7.0%, 12/1/16                                      118,750
   40,000     B-/B3           Trailer Bridge, Inc., 9.25%, 11/15/11                         41,250
                                                                                       -----------
                                                                                       $   340,375
                                                                                       -----------
                              Railroads - 0.1%
   70,000     B-/B3           TFM SA De CV, 9.375%, 5/1/12                             $    74,725
                                                                                       -----------
                              Total Transportation                                     $   415,100
                                                                                       -----------
                              Consumer Durables & Apparel - 1.3%
                              Footwear - 0.2%
  153,000     BB-/B1          Brown Shoe Co., Inc., 8.75%, 5/1/12                      $   161,415
                                                                                       -----------
                              Homebuilding - 1.1%
   95,000     BBB-/BBB-       C10 Capital SPV, Ltd., 6.722%, 12/31/49 (b)              $    95,228
  238,000     BB-/Ba2         Meritage Homes Corp., 6.25%, 3/15/15                         226,100
  130,000     BB/Ba3          Urbi Desarrollos Urbanos, 8.5%, 4/19/16 (144A)               140,530
  150,000     B+/B3           WCI Communities, Inc., 6.625%, 3/15/15 (a)                   129,000
  150,000     B/B3            WCI Communities, Inc., 7.875%, 10/1/13 (a)                   134,250
                                                                                       -----------
                                                                                       $   725,108
                                                                                       -----------
                              Total Consumer Durables & Apparel                        $   886,523
                                                                                       -----------
                              Consumer Services - 1.5%
                              Casinos & Gaming - 1.4%
  200,000     AAA/Aaa         Lottomatica S.p.A, 8.25%, 3/31/66 (144A)                 $   280,183
  225,000     B/Ba3           Station Casinos, Inc., 6.625%, 3/15/18                       192,938
  250,000     CCC+/B3         Tropicana Entertainment, 9.625%, 12/15/14 (144A)             248,750
  245,000     B-/Caa1         Trump Entertainment Resorts, 8.5%, 6/1/15                    243,775
                                                                                       -----------
                                                                                       $   965,646
                                                                                       -----------
                              Specialized Consumer Services - 0.1%
   50,000     BB-/B1          Service Corporation International, 7.625%, 10/1/18       $    53,000
                                                                                       -----------
                              Total Consumer Services                                  $ 1,018,646
                                                                                       -----------
                              Media - 1.5%
                              Broadcasting & Cable TV - 0.8%
  250,000     BB+/Ba2         C&M Finance, Ltd., 8.1%, 2/1/16 (144A)                   $   256,875
  210,000     B-/B2           Kabel Deutschland GMBH, 10.625%, 7/1/14                      232,838
                                                                                       -----------
                                                                                       $   489,713
                                                                                       -----------

The accompanying notes are an integral part of these financial statements.    9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

Principal     S&P/Moody's
   Amount     Ratings
  USD ($)     (unaudited)                                                                 Value
                              Movies & Entertainment - 0.4%
  285,000     B+/Ba2          Corp Interamer De Entret, 8.875%, 6/14/15 (144A)      $   283,575
                                                                                    -----------
                              Publishing - 0.3%
  200,000     B/B2            Sheridan Acquisition Corp., 10.25%, 8/15/11           $   208,000
                                                                                    -----------
                              Total Media                                           $   981,288
                                                                                    -----------
                              Retailing - 0.2%
                              Automotive Retail - 0.2%
  115,000     BB+/Ba2         Autonation, Inc., 7.0%, 4/15/14                       $   115,863
                                                                                    -----------
                              Total Retailing                                       $   115,863
                                                                                    -----------
                              Food, Beverage & Tobacco - 0.7%
                              Brewers - 0.7%
  142,000     NR/NR           Argentine Beverages, 7.375%, 3/22/12 (144A)           $   145,905
  220,000     BBB/Baa1        Cia Brasileira de Bebida, 8.75%, 9/15/13                  256,300
   80,000     BBB/Baa1        Cia Brasileira de Bebida, 10.5%, 12/15/11                  96,800
                                                                                    -----------
                                                                                    $   499,005
                                                                                    -----------
                              Total Food, Beverage & Tobacco                        $   499,005
                                                                                    -----------
                              Health Care Equipment & Services - 0.4%
                              Health Care Facilities - 0.1%
   65,000     BB-/B2          HCA, Inc., 9.625%, 11/15/16                           $    69,875
                                                                                    -----------
                              Health Care Services - 0.3%
  165,000     CCC+/B3         Rural/Metro Corp., 9.875%, 3/15/15                    $   171,600
                                                                                    -----------
                              Total Health Care Equipment & Services                $   241,475
                                                                                    -----------
                              Pharmaceuticals & Biotechnology - 0.6%
                              Biotechnology - 0.4%
  350,000     B-/B2           Angiotech Pharmaceutical, 7.75%, 4/1/14 (144A)        $   304,500
                                                                                    -----------
                              Pharmaceuticals - 0.2%
  116,000     B-/Caa1         Warner Chilcott Corp., 8.75%, 2/1/15                  $   118,900
                                                                                    -----------
                              Total Pharmaceuticals & Biotechnology                 $   423,400
                                                                                    -----------
                              Banks - 1.6%
                              Diversified Banks - 1.6%
  160,000     B/Ba1           ATF Bank JSC, 9.25%, 4/12/12 (144A)                   $   161,888
  135,000     BB+/Baa1        Kazkommerts International BV, 8.0%, 11/3/15               140,400
  150,000     B+/Ba2          Russian Stand Bank, 7.5%, 10/7/10 (144A)                  144,563
  200,000     NA/NA           Sibacademfinance Plc, 9.0%, 5/12/09 (144A)                203,120
  240,000     BB+/Baa2        TNK-BP Finance SA, 7.5%, 7/18/16 (144A)                   255,300
  175,000     BB/Baa1         Turanalem Finance BV, 8.5%, 2/10/15 (144A)                181,344
                                                                                    -----------
                                                                                    $ 1,086,615
                                                                                    -----------
                              Total Banks                                           $ 1,086,615
                                                                                    -----------
                              Diversified Financials - 1.9%
                              Consumer Finance - 0.8%
  235,000     B/B1            Ford Motor Credit Co., 5.7%, 1/15/10                  $   225,272
   35,000     B/B1            Ford Motor Credit Co., 5.8%, 1/12/09                       34,365
  320,000     A/A2            SLM Corp., 4.0%, 7/25/14 (b)                              293,971
                                                                                    -----------
                                                                                    $   553,608
                                                                                    -----------

10   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal     S&P/Moody's
   Amount     Ratings
  USD ($)     (unaudited)                                                                      Value
                              Specialized Finance - 1.1%
  320,000     NA/Baa3         Alfa Div Pymt Rights Fin, 7.247%, 12/15/11 (144A) (b)      $   319,968
  210,000     B-/B2e          Louis No1 Plc, 8.5%, 12/1/14 (144A)                            281,998
  120,000     CCC+/B2         Sally Holdings, 9.25%, 11/15/14 (144A)                         122,250
                                                                                         -----------
                                                                                         $   724,216
                                                                                         -----------
                              Total Diversified Financials                               $ 1,277,824
                                                                                         -----------
                              Insurance - 2.5%
                              Life & Health Insurance - 0.4%
  300,000     B-/B2           Presidential Life Corp., 7.875%, 2/15/09                   $   286,500
                                                                                         -----------
                              Multi-Line Insurance - 0.5%
  300,000     BB+/Ba1         Hanover Insurance Group, 7.625%, 10/15/25                  $   321,503
                                                                                         -----------
                              Property & Casualty Insurance - 1.0%
  285,000     BBB-/NR         Kingsway America, Inc., 7.5%, 2/1/14                       $   289,008
  350,000     BBB-/Baa3       Ohio Casualty Corp., 7.3%, 6/15/14                             373,662
                                                                                         -----------
                                                                                         $   662,670
                                                                                         -----------
                              Reinsurance - 0.6%
  365,000     BBB/NA          Platinum Underwriters Holding, 7.5%, 6/1/17                $   384,920
                                                                                         -----------
                              Total Insurance                                            $ 1,655,593
                                                                                         -----------
                              Real Estate - 1.2%
                              Real Estate Management & Development - 0.2%
  125,000     BB-/Ba3         Forest City Enterprises, 7.625%, 6/1/15                    $   127,500
                                                                                         -----------
                              Real Estate Investment Trusts - 1.0%
  120,000     BB-/B2          BF Saul Real Estate Investment Trust, 7.5%, 3/1/14         $   121,950
   95,000     B/B1            Crescent Real Estate, 9.25%, 4/15/09                            97,494
  340,000     B+/B1           Trustreet Properties, Inc., 7.5%, 4/1/15                       367,200
  120,000     BB+/Ba2         Ventas Realty Capital Corp., 7.125%, 6/1/15 (144A)             126,000
                                                                                         -----------
                                                                                         $   712,644
                                                                                         -----------
                              Total Real Estate                                          $   840,144
                                                                                         -----------
                              Technology Hardware & Equipment - 0.4%
                              Technology Distributors - 0.4%
  311,000     BB+/Baa3        Anixter International Corp., 5.95%, 3/1/15                 $   287,675
                                                                                         -----------
                              Total Technology Hardware & Equipment                      $   287,675
                                                                                         -----------
                              Semiconductors - 0.4%
  175,000     BBB-/Baa3       Chartered Semiconductor, 6.375%, 8/3/15                    $   175,527
   65,000     BB+/Ba2         NXP BV, 7.785%, 10/15/14 (144A)                                 67,194
                                                                                         -----------
                                                                                         $   242,721
                                                                                         -----------
                              Total Semiconductors                                       $   242,721
                                                                                         -----------
                              Telecommunication Services - 1.9%
                              Integrated Telecommunication Services - 0.6%
  140,000     B-/B3           Eschelon Operating Co., 8.375%, 3/15/10                    $   135,100
  210,000     CCC+/B3         Stratos Global Corp., 9.875%, 2/15/13                          202,650
   63,000     NR/Baa3         Tele Norte Leste Participacoes, 8.0%, 12/18/13                  66,938
                                                                                         -----------
                                                                                         $   404,688
                                                                                         -----------

The accompanying notes are an integral part of these financial statements.   11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

  Principal    S&P/Moody's
     Amount    Ratings
    USD ($)    (unaudited)                                                                                    Value
                               Wireless Telecommunication Services - 1.3%
    260,000    NR/B3           Digicel, Ltd., 9.25%, 9/1/12 (144A)                                      $   277,550
    240,000    B/B3            Intelsat Intermediate, 9.25%, 2/1/15                                         182,400
    115,000    BB-/Ba3         Mobile Telesystems Finance, 8.375%, 10/14/10 (144A)                          121,613
    290,000    B/B2            True Move Co., Ltd., 10.75%, 12/16/13 (144A)                                 283,475
                                                                                                        -----------
                                                                                                        $   865,038
                                                                                                        -----------
                               Total Telecommunication Services                                         $ 1,269,726
                                                                                                        -----------
                               Utilities - 1.3%
                               Electric Utilities - 1.1%
    292,133    NR/Ba1          Juniper Generation, 6.79%, 12/31/14 (144A)                               $   282,665
    250,000    BBB-/Baa3       Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                             242,030
    190,000    BB-/Ba3         MSW Energy Holdings, 7.375%, 9/1/10                                          193,800
                                                                                                        -----------
                                                                                                        $   718,495
                                                                                                        -----------
                               Gas Utilities - 0.2%
    125,000    BB/Ba1          Southern Union Co., 7.2%, 11/1/66                                        $   123,220
                                                                                                        -----------
                               Total Utilities                                                          $   841,715
                                                                                                        -----------
                               TOTAL CORPORATE BONDS
                               (Cost $22,155,237)                                                       $22,592,945
                                                                                                        -----------
                               U.S. GOVERNMENT & AGENCY OBLIGATIONS - 43.1%
  1,443,765                    Federal Home Loan Mortgage Corp., 4.5%, 4/1/20 - 4/1/35                  $ 1,385,752
    516,788                    Federal Home Loan Mortgage Corp., 5.0%, 5/1/34 - 6/1/36                      498,695
  1,096,586                    Federal Home Loan Mortgage Corp., 5.5%, 10/1/16 - 1/1/35                   1,086,403
  1,206,958                    Federal Home Loan Mortgage Corp., 6.0%, 6/1/17 - 6/1/35                    1,218,320
  1,186,665                    Federal National Mortgage Association, 4.5%, 5/1/20 - 9/1/35               1,124,971
  1,834,336                    Federal National Mortgage Association, 5.0%, 10/1/20 - 4/1/36              1,787,315
  1,852,198                    Federal National Mortgage Association, 5.5%, 3/1/18 - 5/1/36               1,833,536
    603,284                    Federal National Mortgage Association, 6.0%, 7/1/17 - 1/1/34                 608,692
    800,000                    Federal National Mortgage Association, 6.375%, 8/15/07                       630,826
     12,811                    Federal National Mortgage Association, 6.5%, 10/1/31 - 7/1/31                 13,117
        985                    Federal National Mortgage Association, 7.0%, 9/1/29                            1,016
  1,204,385                    Government National Mortgage Association, 4.5%, 9/15/33 - 3/15/36          1,138,145
    602,922                    Government National Mortgage Association, 5.0%, 12/15/34 - 4/15/35           586,535
  2,843,919                    Government National Mortgage Association, 5.5%, 10/15/19 - 11/15/36        2,833,571
  1,849,747                    Government National Mortgage Association, 6.0%, 8/15/16 - 3/15/36          1,878,730
    188,627                    Government National Mortgage Association, 6.5%, 3/15/29 - 1/15/34            193,711
        809                    Government National Mortgage Association, 7.0%, 3/15/31                          836
      8,855                    Government National Mortgage Association, 7.5%, 5/15/23                        9,146
      2,127                    Government National Mortgage Association I, 7.0%, 3/15/31                      2,198
    113,348                    Government National Mortgage Association II, 5.5%, 3/20/34                   112,590
    211,692                    Government National Mortgage Association II, 6.0%, 11/20/33                  214,321
    625,000                    U.S. Treasury Bonds, 4.375%, 12/15/10                                        617,798
    960,000                    U.S. Treasury Bonds, 5.25%, 11/15/28                                       1,006,725
    720,000                    U.S. Treasury Bonds, 6.25%, 8/15/23                                          828,732
  1,240,004                    U.S. Treasury Inflation Notes, 1.875%, 7/15/15                             1,188,320
    315,245                    U.S. Treasury Inflation Notes, 2.0%, 1/15/16                                 304,384
    599,652                    U.S. Treasury Inflation Notes, 2.5%, 7/15/16                                 604,196
    841,920                    U.S. Treasury Inflation Notes, 3.0%, 7/15/12                                 866,422
    153,453                    U.S. Treasury Inflation Protected Security, 3.375%, 1/15/12                  160,209
  1,188,662                    U.S. Treasury Inflation Protected Security, 3.5%, 1/15/11                  1,237,416
  1,445,000                    U.S. Treasury Notes, 4.25%, 1/15/11 - 8/15/15                              1,409,683

12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Principal   S&P/Moody's
              Amount   Ratings
             USD ($)   (unaudited)                                                                                   Value
                                       U.S. Government & Agency Obligations (Cont.)
             600,000                   U.S. Treasury Notes, 4.625%, 11/15/09                                   $   598,125
             265,000                   U.S. Treasury Notes, 4.875%, 2/15/12                                        267,422
           1,200,000                   U.S. Treasury Notes, 5.0%, 2/15/11                                        1,215,000
             970,000                   U.S. Treasury Notes, 5.5%, 8/15/28                                        1,047,903
             520,000                   U.S. Treasury Strip, 0.0%, 11/15/13                                         378,132
                                                                                                               -----------
                                                                                                               $28,888,893
                                                                                                               -----------
                                       TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                       (Cost $28,934,646)                                                      $28,888,893
                                                                                                               -----------
                                       FOREIGN GOVERNMENT BONDS - 5.5%
ITL      195,000,000   B+/B2           Banco Nac De Desen Econo, 8.0%, 4/28/10                                 $   146,468
SEK        3,445,000   AAA/Aaa         Government of Sweden, 5.25%, 3/15/11                                        530,689
SEK        2,955,000   NR/NR           Government of Sweden, 5.5%, 10/8/12                                         468,114
SEK        2,150,000   NR/NR           Government of Sweden, 8.0%, 8/15/07                                         322,688
NOK        1,320,000   AAA/Aaa         Norwegian Government, 6.0%, 5/16/11                                         225,082
NOK        1,500,000   AAA/Aaa         Norwegian Government, 5.5%, 5/15/09                                         246,667
NOK        3,410,000   AAA/Aaa         Norwegian Government, 6.75%, 1/15/07                                        547,609
AUD          532,000   AAA/Aaa         Ontario Province, 5.5%, 4/23/13                                             400,134
AUD          207,000   AAA/Aaa         Queensland Treasury, 6.0%, 8/14/13                                          161,889
             335,000   AAA/Aaa         United Kingdom Treasury, 4.75%, 6/7/10                                      648,994
                                                                                                               -----------
                                                                                                               $ 3,698,334
                                                                                                               -----------
                                       TOTAL FOREIGN GOVERNMENT BONDS
                                       (Cost $3,340,706)                                                       $ 3,698,334
                                                                                                               -----------
                                       MUNICIPAL BONDS - 1.0%
                                       Muni Airport - 0.5%
              50,000   B/CAA1          New Jersey Economic Development Authority, 6.25%, 9/15/29               $    51,591
             175,000   B/CAA1          New Jersey Economic Development Authority Special Facility Revenue,
                                       7.0%, 11/15/30                                                              187,227
             100,000   NR/NR           Wayne Charter County SPL, 6.75%, 12/1/15                                     81,479
                                                                                                               -----------
                                                                                                               $   320,297
                                                                                                               -----------
                                       Muni Tobacco - 0.4%
              90,000   BBB/Baa3        Golden State Tobacco Securitization, 6.75%, 6/1/39                      $   103,043
             105,000   BBB/Baa3        Tobacco Settlement Authority Washington, 6.625%, 6/1/32                     117,482
              60,000   BBB/Baa3        Tobacco Settlement Financing Corp., 7.0%, 6/1/41                             69,573
                                                                                                               -----------
                                                                                                               $   290,098
                                                                                                               -----------
                                       Muni Utilities - 0.1%
             60,000    AAA/Aaa         San Antonio Texas Electric & Gas, 5.65%, 2/1/19 (144A) (b)              $    80,779
                                                                                                               -----------
                                       TOTAL MUNICIPAL BONDS
                                       (Cost $565,128)                                                         $   691,174
                                                                                                               -----------
                                       SENIOR SECURED FLOATING RATE LOAN INTERESTS - 1.0%**
             100,000   BB/Ba2          Banta Corp., Term Loan, 7.11%, 11/20/13                                 $   100,250
             100,000   B/B2            Freescale Semiconductor, Inc., Term Loan, 7.369%, 12/2/13                   100,500
             249,370   B/Ba3           Georgia-Pacific LLC, Term B Loan, 7.356%, 12/20/12                          250,825
             200,000   BB-/Ba2         Sanmina-SCI Corp., Term Loan, 7.88%, 1/31/08                                200,800
                                                                                                               -----------
                                                                                                               $   652,375
                                                                                                               -----------
                                       TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                                       (Cost $651,586)                                                         $   652,375
                                                                                                               -----------

The accompanying notes are an integral part of these financial statements.   13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

      Shares                                                             Value
               RIGHTS/WARRANTS - 0.0%
               Transportation - 0.0%
               Railroads - 0.0%
        210    Atlantic Express Transportation, Exp. 4/15/08*      $       420
                                                                   -----------
               Total Transportation                                $       420
                                                                   -----------
               TOTAL RIGHTS/WARRANTS
               (Cost $0)                                           $       420
                                                                   -----------
               TEMPORARY CASH INVESTMENT - 0.6%
               Security Lending Collateral - 0.6%
     386,291   Securities Lending Investment Fund, 5.26%           $   386,291
                                                                   -----------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $386,291)                                     $   386,291
                                                                   -----------
               TOTAL INVESTMENT IN SECURITIES - 88.9%
               (Cost $58,685,087)                                  $59,564,124
                                                                   -----------
               OTHER ASSETS AND LIABILITIES - 11.1%                $ 7,476,455
                                                                   -----------
               TOTAL NET ASSETS - 100.0%                           $67,040,580
                                                                   ===========

*      Non-income producing security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2006, the value of these securities amounted to $12,159,720 or 18.1% of total net assets.
NR     Not rated by either S&P or Moody's.
(a)    At December 31, 2006, the following securities were out on loan:

   Principal
      Amount     Security                                       Value
 $   108,900     Graham Packaging Co., 9.875%, 10/15/14      $109,989
     147,500     WCI Communities, Inc., 6.625%, 3/15/15       126,850
     148,500     WCI Communities, Inc., 7.875%, 10/1/13       132,908
                                                             --------
                 Total                                       $369,747
                                                             ========

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
** Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
NOTE: Principal amounts are denominated in U.S. dollars unless otherwise noted. EURO Euro
ITL   Italian Lira
DKK   Danish Kroner
SEK   Swedish Krona
NOK   Norwegian Kroner
AUD   Australian Dollar

14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
Class I                                                     12/31/06    12/31/05     12/31/04     12/31/03     12/31/02
 Net asset value, beginning of period                       $ 10.76    $  11.26     $  11.01      $   9.67     $  9.33
                                                            -------    --------     --------      --------     -------
 Increase (decrease) from investment operations:
  Net investment income                                     $  0.55    $   0.61     $   0.60      $   0.62     $  0.65
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                           0.12       (0.31)        0.47          1.38        0.32
                                                            -------    --------     --------      --------     -------
   Net increase from investment operations                  $  0.67    $   0.30     $   1.07      $   2.00     $  0.97
 Distributions to shareowners:
  Net investment income                                       (0.58)      (0.64)       (0.66)        (0.66)      (0.63)
  Net realized gain                                           (0.05)      (0.16)       (0.16)            -           -
                                                            -------    --------     ---------     --------     -------
   Net increase (decrease) in net asset value               $  0.04    $  (0.50)    $   0.25      $   1.34     $  0.34
                                                            -------    --------     ---------     --------     -------
 Net asset value, end of period                             $ 10.80    $  10.76     $  11.26      $  11.01     $  9.67
                                                            =======    ========     =========     ========     =======
 Total return*                                                 6.48%       2.74%       10.25%        21.24%      10.72%
 Ratio of net expenses to average net assets+                  0.83%       0.89%        1.03%         1.25%       1.25%
 Ratio of net investment income to average net assets+         5.13%       5.57%        5.52%         5.95%       6.75%
 Portfolio turnover rate                                         44%         46%          53%           68%         50%
 Net assets, end of period (in thousands)                   $18,989    $ 20,662     $ 20,814      $ 19,312     $14,692
 Ratios with no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                                 0.83%       0.89%        1.03%         1.25%       1.62%
  Net investment income                                        5.13%       5.57%        5.52%         5.95%       6.38%
 Ratios with waiver of management fees and assumption of
  expenses by PIM and reduction for
  fees paid indirectly:
  Net expenses                                                 0.83%       0.89%        1.03%         1.25%       1.25%
  Net investment income                                        5.13%       5.57%        5.52%         5.95%       6.75%

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.  15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
Investment in securities, at value (including securities loaned of $369,747)
 (cost $58,685,087)                                                                     $59,564,124
Cash                                                                                      5,319,033
Foreign currencies, at value (cost $1,943,616)                                            1,947,762
Receivables --
 Investment securities sold                                                                     262
 Fund shares sold                                                                             6,338
 Dividends, interest and foreign taxes withheld                                             844,736
Other                                                                                         2,200
                                                                                        -----------
   Total assets                                                                         $67,684,455
                                                                                        -----------
LIABILITIES:
 Payables --
  Fund shares repurchased                                                               $   158,240
  Upon return of securities loaned                                                          386,291
  Forward foreign currency portfolio hedge contracts, open -- net                            33,812
 Due to affiliates                                                                            9,046
 Accrued expenses                                                                            56,486
                                                                                        -----------
   Total liabilities                                                                    $   643,875
                                                                                        -----------
NET ASSETS:
 Paid-in capital                                                                        $65,251,460
 Undistributed net investment income                                                        547,679
 Accumulated net realized gain on investments                                               387,017
 Net unrealized gain (loss) on:
  Investments                                                                               879,037
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                       (24,613)
                                                                                        -----------
   Total net assets                                                                     $67,040,580
                                                                                        -----------
Net Asset Value Per Share:
Class I:
(No par value, unlimited number of shares authorized)
 Net assets                                                                             $18,988,611
Shares outstanding                                                                        1,757,406
                                                                                        -----------
 Net asset value per share                                                              $     10.80
Class II:
(No par value, unlimited number of shares authorized)
 Net assets                                                                             $48,051,969
Shares outstanding                                                                        4,447,457
                                                                                        -----------
 Net asset value per share                                                              $     10.80

16   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                         Year Ended
                                                                                          12/31/06
INVESTMENT INCOME:
 Interest                                                                               $3,727,194
 Income on securities loaned, net                                                            1,426
                                                                                        ----------
    Total investment income                                                             $3,728,620
                                                                                        ----------
EXPENSES:
 Management fees                                                                        $  407,128
 Transfer agent fees and expenses                                                            3,171
 Distribution fees (Class II)                                                              107,745
 Administrative reimbursements                                                              14,120
 Custodian fees                                                                             26,343
 Professional fees                                                                          32,454
 Printing expense                                                                            6,854
 Fees and expenses of nonaffiliated trustees                                                 4,856
 Miscellaneous                                                                              21,764
                                                                                        ----------
  Total expenses                                                                        $  624,435
                                                                                        ----------
   Net investment income                                                                $3,104,185
                                                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                                           $  833,425
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                      (63,960)
                                                                                        ----------
                                                                                        $  769,465
                                                                                        ----------
 Change in net unrealized gain (loss) from:
  Investments                                                                           $   62,046
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                      (34,271)
                                                                                        ----------
                                                                                        $   27,775
                                                                                        ----------
  Net gain on investments and foreign currency transactions                             $  797,240
                                                                                        ==========
  Net increase in net assets resulting from operations                                  $3,901,425
                                                                                        ==========

The accompanying notes are an integral part of these financial statements.   17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                Year               Year
                                                                                                Ended             Ended
                                                                                              12/31/06           12/31/05
FROM OPERATIONS:
Net investment income                                                                      $   3,104,185      $  2,985,351
Net realized gain on investments                                                                 769,465           511,506
Change in net unrealized gain (loss) on investments and foreign currency transactions             27,775        (2,035,611)
                                                                                           -------------      ------------
  Net increase in net assets resulting from operations                                     $   3,901,425      $  1,461,246
                                                                                           -------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I                                                                                   $  (1,059,142)     $ (1,227,712)
 Class II                                                                                     (2,235,620)       (1,916,310)
Net realized gain
 Class I                                                                                         (95,758)         (308,227)
 Class II                                                                                       (211,483)         (487,951)
                                                                                           -------------      ------------
  Total distributions to shareowners                                                       $  (3,602,003)     $ (3,940,200)
                                                                                           -------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  13,951,457      $ 19,663,891
Reinvestment of distributions                                                                  3,570,906         3,902,297
Cost of shares repurchased                                                                   (11,488,616)       (6,220,715)
                                                                                           -------------      ------------
  Net increase in net assets resulting from Fund share transactions                        $   6,033,747      $ 17,345,473
                                                                                           -------------      ------------
  Net increase in net assets                                                               $   6,333,169      $ 14,866,519
                                                                                           -------------      ------------
NET ASSETS:
Beginning of year                                                                          $  60,707,411      $ 45,840,892
                                                                                           -------------      ------------
End of year                                                                                $  67,040,580      $ 60,707,411
                                                                                           =============      ============
Undistributed net investment income, end of year                                           $     547,679      $    397,503
                                                                                           =============      ============


18  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Strategic Income VCT Portfolio (The Portfolio) is a portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio
       (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio
       (International Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio
       (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio
       (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio
       (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio
       (Real Estate Shares Portfolio)
   Pioneer Fund VCT Portfolio
       (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio
       (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio
       (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio
       (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio
       (America Income Portfolio)
   Pioneer Money Market VCT Portfolio
       (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio)
       (Class II shares only)
   Pioneer Small and Mid Cap Growth VCT Portfolio
       (Small and Mid Cap Growth Portfolio)
       (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
       (Oak Ridge Large Cap Growth Portfolio)
       (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio
       (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio)
       (Class I shares only)
   Pioneer Cullen Value VCT Portfolio
       (Cullen Value Portfolio)
       (Class II shares only)
   Pioneer Equity Opportunity VCT Portfolio
       (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio
       (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio
       (Ibbotson Aggressive Allocation Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio
       (Ibbotson Moderate Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio
       (Ibbotson Growth Allocation Portfolio)
       (Class II shares only)
   Pioneer Core Bond VCT Portfolio
       (Core Bond Portfolio)
       (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of the Portfolio is to produce a high level of current income.

When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial highlights for the Portfolio's Class II shares are presented in a separate book.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

     In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Discounts and premiums on fixed income securities are accreted and amortized, respectively, on a yield-to-maturity basis and are included in interest income. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Foreign Currency Translation
     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts
     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D.   Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2006, no such taxes were paid.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

--------------------------------------------------------------------------------
                                 Undistributed Net      Accumulated
                                 Investment Income     Net Realized     Paid-In
Portfolio                             (Loss)           Gain (Loss)     Capital
--------------------------------------------------------------------------------
 Strategic Income Portfolio          $340,753           $(340,753)       $--
                                     --------           ---------        ---
--------------------------------------------------------------------------------

     The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

---------------------------------------------------------------------------------------
                                                                 2006          2005
---------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                             $ 3,453,073    $3,166,871
 Long-Term capital gain                                          148,930       773,329
                                                             -----------    ----------
                                                             $ 3,602,003    $3,940,200
 Return of Capital                                                    --            --
                                                             -----------    ----------
  Total distributions                                        $ 3,602,003    $3,940,200
                                                             -----------    ----------
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                               $  623,950
 Undistributed long-term gain/(capital loss carryforward)       287,651
 Unrealized appreciation (depreciation)                         877,519
                                                             ----------
  Total                                                      $1,789,120
                                                             ==========
---------------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the mark to market of foreign currency contracts and the accrued interest on defaulted bonds.

E.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

     loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

G.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $3,696 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3.   Transfer Agent
(PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,367 in transfer agent fees payable to PIMSS at December 31, 2006.

4.   Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $983 payable to PFD at December 31, 2006.

5.   Aggregate Unrealized Appreciation and Depreciation
At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

-----------------------------------------------------------------------------------------------------
                                                                                         Net
                                                      Gross            Gross        Appreciation/
                                   Tax Cost       Appreciation     Depreciation     (Depreciation)
-----------------------------------------------------------------------------------------------------
 Strategic Income Portfolio       $58,695,804      $1,590,789        $(722,469)       $868,320
                                  ===========      ==========        =========        ========
-----------------------------------------------------------------------------------------------------

6.   Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $11,407,145 and $15,470,095, respectively. The cost of purchases and the proceeds from sales of U.S. Government obligations were $15,195,943 and $10,344,108, respectively.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.   Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

----------------------------------------------------------------------------------------------
Strategic Income Portfolio        '06 Shares    '06 Amount     '05 Shares       '05 Amount
----------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                        232,122    $ 2,485,261        299,475      $ 3,285,765
 Reinvestment of distributions      105,161      1,123,803        136,735        1,498,145
 Shares repurchased                (500,163)    (5,370,642)      (364,351)      (3,995,330)
                                   --------    -----------       --------      ------------
  Net increase (decrease)          (162,880)   $(1,761,578)        71,859      $   788,580
                                   --------    -----------       --------      ------------
 CLASS II:
 Shares sold                      1,068,521    $11,466,196      1,483,721      $16,378,126
 Reinvestment of distributions      229,026      2,447,103        219,709        2,404,152
 Shares repurchased                (571,426)    (6,117,974)      (204,670)      (2,225,385)
                                  ---------    -----------      ---------      ------------
  Net increase                      726,121    $ 7,795,325      1,498,760      $16,556,893
                                  ---------    -----------      ---------      ------------

8.   Forward Foreign Currency Contracts
During the year ended December 31, 2006, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

As of December 31, 2006, outstanding forward Portfolio hedge contracts were as follows:

-------------------------------------------------------------------------------------------------------------------
                                                                                                          Net
                                   Contracts to           In Exchange     Settlement                  Unrealized
Portfolio                             Deliver                 For            Date          Value      Gain (Loss)
-------------------------------------------------------------------------------------------------------------------
 Strategic Income Portfolio     AUD          (925,000)    $(714,266)        2/6/07      $ (729,813)    $(15,547)
 Strategic Income Portfolio     EUR          (400,000)     (532,170)       1/12/07        (528,280)       3,890
 Strategic Income Portfolio     EUR          (570,000)     (760,511)        1/8/07        (752,633)       7,878
 Strategic Income Portfolio     GBP          (335,000)     (654,918)       1/16/07        (656,307)      (1,389)
 Strategic Income Portfolio     JPY        214,030,000    1,837,626        2/13/07       1,808,982      (28,644)
-------------------------------------------------------------------------------------------------------------------

9.   New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Strategic Income VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                               /s/ Ernst & Young LLP

Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio (the "Fund")
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners.The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                                  (continued)
--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Lehman Brothers Universal Bond Index. The Fund's performance, based upon total return, was in the second quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the first quintile of the peer group for the three years ended June 30, 2006 and the first quintile for the five years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) Trustees also considered the yield of the Fund, before deduction of expenses, relative to the yield of the index. The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was strong.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee, based on 2006 data, was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the fourth quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale.The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated asset levels,

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     break points in the management fee are not necessary at this time. The Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund). The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                               Trustees and Officers
Pioneer Investment Management, Inc.                              The trust's Board of Trustees provides broad supervision
                                                                 over the portfolio's affairs. The officers of the trust are
Custodian                                                        responsible for the trust's operations. The trust's Trustees
Brown Brothers Harriman & Co.                                    and officers are listed below, together with their principal occupations during the past five years. Trustees who are
Independent Registered Public Accounting Firm                    interested persons of the trust within the meaning of the
Ernst & Young LLP                                                1940 Act are referred to as Interested Trustees. Trustees
                                                                 who are not interested persons of the trust are referred to
Principal Underwriter                                            as Independent Trustees. Each of the Trustees serves as a
Pioneer Funds Distributor, Inc.                                  trustee of each of the 86 U.S. registered investment
                                                                 portfolios for which Pioneer serves as investment adviser
Legal Counsel                                                    (the "Pioneer Funds"). The address for all Interested
Wilmer Cutler Pickering Hale and Dorr LLP                        Trustees and all officers of the trust is 60 State Street,
                                                                 Boston, Massachusetts 02109.
Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee
                           and President     is elected or earlier
                                             retirement or removal.

--------------------------------------------------------------------------------


NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer Global Asset Management
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Investment
                           Corporation (since 2004); Director of Fiduciary Counseling, Inc.; President
                           and Director of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                           President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                           Pickering Hale and Dorr LLP (counsel to PIM-USA and the Pioneer Funds)

*    Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------------------------------

NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*   Director of ICI Mutual Insurance Company

*    Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)

 INDEPENDENT TRUSTEES



                               POSITIONS HELD   LENGTH OF SERVICE
NAME, AGE AND ADDRESS          WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (63)             Trustee          Trustee since 2005. Serves
3050 K. Street NW,                              until a successor trustee
Washington, DC 20007                            is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (58)              Trustee          Trustee since 2000. Serves
3509 Woodbine Street,                           until a successor trustee
Chevy Chase, MD 20815                           is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Trustee          Trustee since 2000. Serves
1001 Sherbrooke Street West,                    until a successor trustee
Montreal, Quebec, Canada                        is elected or earlier
H3A 1G5                                         retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (56)           Trustee          Trustee since 2006. Serves
89 Robbins Avenue,                              until a successor trustee
Berkeley Heights, NJ                            is elected or earlier
07922                                           retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (58)       Trustee          Trustee since 1995. Serves
200 State Street, 12th                          until a successor trustee
Floor, Boston, MA 02109                         is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (70)             Trustee          Trustee since 2000. Serves
One North Adgers Wharf,                         until a successor trustee
Charleston, SC 29401                            is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------

NAME, AGE AND ADDRESS          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (63)             Senior Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded
3050 K. Street NW,             health care services company) (2001 - present); Managing Partner, Federal
Washington, DC 20007           City Capital Advisors (boutique merchant bank) (2002 to 2004); and
                               Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-
                               based mortgage trading company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              President, Bush International (international financial advisory firm)
3509 Woodbine Street,
Chevy Chase, MD 20815
-----------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Founding Director, The Winthrop Group, Inc. (consulting firm); and
1001 Sherbrooke Street West,   Desautels Faculty of Management, McGill University
Montreal, Quebec, Canada
H3A 1G5
-----------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)           Private investor (2004 - present); and Senior Executive Vice President, The
89 Robbins Avenue,             Bank of New York (financial and securities services) (1986 - 2004)
Berkeley Heights, NJ
07922
-----------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)       President and Chief Executive Officer, Newbury, Piret & Company, Inc.
200 State Street, 12th         (investment banking firm)
Floor, Boston, MA 02109
-----------------------------------------------------------------------------------------------------------------
John Winthrop (70)             President, John Winthrop & Co., Inc. (private investment firm)
One North Adgers Wharf,
Charleston, SC 29401
-----------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS          OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (63)             Director of The Enterprise Social Investment
3050 K. Street NW,             Company (privately-held affordable housing
Washington, DC 20007           finance company); and Director of New York
                               Mortgage Trust (publicly traded mortgage
                               REIT)
--------------------------------------------------------------------------------
Mary K. Bush (58)              Director of Brady Corporation (industrial
3509 Woodbine Street,          identification and specialty coated material
Chevy Chase, MD 20815          products manufacturer); Director of Briggs
                               & Stratton Co. (engine manufacturer);
                               Director of Mortgage Guaranty Insurance
                               Corporation; and Director of UAL
                               Corporation (airline holding company)
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      None
1001 Sherbrooke Street West,
Montreal, Quebec, Canada
H3A 1G5
--------------------------------------------------------------------------------
Thomas J. Perna (56)           Director of Quadriserv Inc. (technology
89 Robbins Avenue,             products for securities lending industry)
Berkeley Heights, NJ
07922
--------------------------------------------------------------------------------
Marguerite A. Piret (58)       Director of New America High Income Fund,
200 State Street, 12th         Inc. (closed-end investment company)
Floor, Boston, MA 02109
--------------------------------------------------------------------------------
John Winthrop (70)             None
One North Adgers Wharf,
Charleston, SC 29401
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Osbert M. Hood (54)+         Executive Vice   Since 2003. Serves at the
                             President        discretion of the Board

+ Mr. Hood resigned as EVP effective January 9, 2007.
--------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Christopher P. Harvey (45)   Assistant        Since 2006. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------

NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Osbert M. Hood (54)+         President and Chief Executive Officer, PIM-USA since May 2003 (Director since January 2001; Executive Vice President and Chief Operating Officer
                             from November 2000 - May 2003); Director of PGAM since June 2003;
                             President and Director of Pioneer since May 2003; President and Director of Pioneer Institutional Asset Management, Inc. since February 2006;
                             Chairman and Director of Pioneer Investment Management Shareholder
                             Services, Inc. ("PIMSS") since May 2003; Director of PFD since May 2006;
                             Director of Oak Ridge Investments, LLC (a registered investment adviser in which PIM-USA owns a minority interest) since January 2005; Director of
                             Vanderbilt Capital Advisors, LLC (an institutional investment adviser wholly-
                             owned by PIM-USA) since June 2006; and Executive Vice President of all of the Pioneer Funds since June 2003

+ Mr. Hood resigned as EVP effective January 9, 2007.
-------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
-------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since July 2002; Vice
                             President and Senior Counsel of BISYS Fund Services, Inc. (April 2001 to
                             June 2002); Senior Vice President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001); and Assistant Secretary of all of
                             the Pioneer Funds since September 2003
-------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)   Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and Assistant Secretary
                             of all of the Pioneer Funds since July 2006.
-------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and Senior Vice
                             President, CDC IXIS Asset Management Services from 2002 to 2003;
                             Assistant Treasurer and Vice President, MFS Investment Management from
                             1997 to 2002; and Assistant Treasurer of all of the Pioneer Funds since
                             November 2004
-------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Assistant Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Fund Accounting Manager - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds since May 2002
-------------------------------------------------------------------------------------------------------------


NAME AND AGE                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Osbert M. Hood (54)+         Trustee of certain Pioneer Funds

+Mr. Hood resigned as EVP effective January 9, 2007.
--------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     None
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   None
--------------------------------------------------------------------------------
Christopher P. Harvey (45)   None
--------------------------------------------------------------------------------
Vincent Nave (61)            None
--------------------------------------------------------------------------------
Mark E. Bradley (47)         None
--------------------------------------------------------------------------------
Luis I. Presutti (41)        None
--------------------------------------------------------------------------------
Gary Sullivan (48)           None
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Katherine Kim Sullivan (33)  Assistant        Since 2003. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Terrence J. Cullen (45)      Chief            Since 2006. Serves at the
                             Compliance       discretion of the Board
                             Officer
--------------------------------------------------------------------------------

NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Katherine Kim Sullivan (33)  Fund Administration Manager - Fund Accounting, Administration and
                             Controllership Services since June 2003; Assistant Vice President - Mutual
                             Fund Operations of State Street Corporation from June 2002 to June 2003
                             (formerly Deutsche Bank Asset Management); Pioneer Fund Accounting,
                             Administration and Controllership Services (Fund Accounting Manager from
                             August 1999 to May 2002); and Assistant Treasurer of all of the Pioneer
                             Funds since September 2003
-------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)      Chief Compliance Officer of Pioneer and all of the Pioneer Funds since
                             March 2006; Vice President and Senior Counsel of Pioneer since
                             September 2004; and Senior Vice President and Counsel, State Street
                             Research & Management Company (February 1998 to September 2004)
-------------------------------------------------------------------------------------------------------------

NAME AND AGE                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katherine Kim Sullivan (33)  None
--------------------------------------------------------------------------------
Terrence J. Cullen (45)      None
--------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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32

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                                                                              33

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--------------------------------------------------------------------------------

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34

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--------------------------------------------------------------------------------

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                                                                              35

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36

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--------------------------------------------------------------------------------

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                                                                              37

[LOGO] PIONEER
       Investments(R)


Pioneer Variable Contracts Trust

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   20364-00-0207


                                                           [logo] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                         Pioneer America Income VCT Portfolio -- Class II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer America Income VCT Portfolio
  Portfolio and Performance Update                    2
  Comparing Ongoing Portfolio Expenses                3
  Portfolio Management Discussion                     4
  Schedule of Investments                             6
  Financial Statements                                8
  Notes to Financial Statements                      12
  Report of Independent Registered Public
    Accounting Firm                                  17
  Factors Considered by the Independent Trustees
    in Approving the Management Contract             18
  Trustees, Officers and Service Providers           21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Portfolio Diversification
(As a percentage of total investment portfolio)
U.S. Government Securities              88.5%
Collateralized Mortgage Obligations      8.7%
Temporary Cash Investment                2.2%
U.S. Corporate Bonds                     0.6%

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Maturity Distribution
(As a percentage of total investment portfolio)
8+ years                                11.4%
6-8 years                                9.6%
4-6 years                               19.9%
3-4 years                               25.5%
1-3 years                               31.1%
0-1 year                                 2.5%

Five Largest Holdings
(As a percentage of long-term holdings)
----------------------------------------------------
  1.       U.S. Treasury Inflation Notes,
             3.375%, 1/15/12                   7.83%
----------------------------------------------------
  2.       U.S. Treasury Bonds, 6.25%,
             8/15/23                           5.88
----------------------------------------------------
  3.       Fannie Mae, 4.92%, 7/25/20          3.92
----------------------------------------------------
  4.       Government National Mortgage
             Association, 5.0%,
             11/16/46                          3.65
----------------------------------------------------
  5.       U.S. Treasury Notes, 6.5%,
             2/15/10                           3.53
----------------------------------------------------

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                                           12/31/06          12/31/05
Net Asset Value per Share                  $9.72             $9.85

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $0.4298        $   -             $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer America Income VCT Portfolio at net asset value, compared to that of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index and of Lehman Brothers Government Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[the following was represented as a line chart in the printed material]

                   Pioneer America      Lehman Brothers     Lehman Brothers
                   Income VCT           Government          Fixed-Rate
Date               Portfolio            Bond Index          Mortgage-Backed Index
12/96              $10,000              $10,000             $10,000
                   $10,817              $10,959             $10,949
12/98              $11,670              $12,038             $11,711
                   $11,348              $11,770             $11,928
12/00              $12,650              $13,328             $13,260
                   $13,441              $14,292             $14,350
12/02              $14,791              $15,935             $15,605
                   $15,031              $16,310             $16,084
12/04              $15,489              $16,878             $16,840
                   $15,762              $17,325             $17,280
12/06              $16,259              $17,927             $18,183

The Lehman Brothers Government Bond Index measures the performance of the U.S. government bond market. The Lehman Brothers Fixed-Rate Mortgage-Backed Index measures the performance of the government and mortgage securities markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
10 Years                                                                   4.98%
5 Years                                                                    3.88%
1 Year                                                                     3.15%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer America Income VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                          II
-----------------------------------------------------------
Beginning Account Value on 7/1/06                 $1,000.00
Ending Account Value on 12/31/06                  $1,043.61
Expenses Paid During Period*                      $    4.69

* Expenses are equal to the Portfolio's annualized expense ratio of 0.91% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer America Income VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                          II
-------------------------------------------------------------
Beginning Account Value on 7/1/06                 $1,000.00
Ending Account Value on 12/31/06                  $1,020.62
Expenses Paid During Period*                      $    4.63

* Expenses are equal to the Portfolio's annualized expense ratio of 0.91% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

During a period of moderating economic growth, Pioneer America Income Trust VCT Portfolio provided shareholders with a solid level of income by investing in securities issued by the U.S. government and its agencies. In the interview below, Richard Schlanger, a member of the Pioneer fixed-income team, discusses the factors that affected the fixed-income market and the Trust over the fiscal year.

Q. How did the portfolio perform during the 12-month period ended December 31, 2006?
A. Over the 12 months, Class II shares of Pioneer America Income Trust VCT Portfolio produced a total return of 3.15% at net asset value. For the same period, the Trust performed in line with the Lehman Brothers Government Bond Index, which returned 3.48%. It underperformed the Lehman Brothers Fixed-Rate Mortgage-Backed Index, which returned 5.22%. The Trust outpaced the average 2.81% return generated by the U.S. Government Funds category of Lipper, Inc., an independent monitor of mutual fund performance. At the end of the period, the Trust's 30-day SEC yield was 4.55%. The Trust held 228 issues, and the average credit quality of the portfolio was AAA.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What was the investment environment like during the period?

A. We began the year with relatively strong economic growth and a federal funds rate, the rate banks charge for overnight loans, at 4.25%. We ended the period in an environment of slowing economic growth, declining oil and other commodity prices and a Federal funds rate of 5.25%. While the Federal Reserve took no action on interest rates during the last six months of the year, the central bank continued to warn about the potential for an upturn in inflation, as unemployment declined and the equity markets set new records. When the Federal Reserve was raising interest rates during the first six months of the fiscal period, the yield on the 10-year Treasury rose from 4.39% to 5.24% in the January-through-June period. By year-end, the 10-year Treasury yield had settled back to 4.70%. For most of the period, the yield curve was inverted, with yields on longer-term bonds lower than those on shorter-term bonds. (The yield curve shows the relationship between maturity length and yield.)

Q. What were the principal strategies used in managing the Portfolio?

A. As higher interest rates boosted mortgage rates early in the year, we trimmed our mortgage position in favor of long-term Treasury securities on the belief that if the Federal Reserve went too far with its interest-rate hikes, longer-term Treasuries would rally and outperform shorter-term securities. We also had a significant position in agency securities and TIPS. (The principal on TIPS, or Treasury Inflation Protected Securities, is tied to the consumer price index, a monthly indicator that measures the price inflation of a representative basket of goods and services. When inflation accelerates, the principal on TIPS rises in value. The interest-rate payment on TIPS is calculated on the inflated principal.)

   During the last six months, we took advantage of the volatility in the market. When interest rates rose in July, we extended duration, or a bond's price sensitivity to interest-rate changes, on the belief that rates would move lower later in the year. We reduced our position in Treasuries and TIPS and used the proceeds to purchase agency debentures and mortgage-backed securities.

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed--income securities. Mortgage-backed securities are also subject to pre-payments. Government guarantees apply to the underlying securities only and not to the prices and yields of the Portfolio. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

--------------------------------------------------------------------------------

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Normally higher rates would be negative for mortgages; but in this instance, valuations were very attractive. We focused on mortgages issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae) and emphasized those that are collateralized by multifamily apartment buildings. Such mortgages have attractive yields and are less vulnerable to prepayment risk than standard mortgage-pools that are collateralized by single-family homes. When selecting mortgages, we favored seasoned collateral that had seen some price appreciation rather than mortgages on newer vintage products that may not see home price appreciation. At the end of the period, mortgage-backed securities accounted for 57.2% of portfolio net assets; Treasury and agency securities accounted for 42.3% of net assets. The portfolio had a 0.5% cash position. (A note about Ginnie Mae securities: Ginnie Maes are backed by the full faith and credit of the U.S. Government.)

Q. What contributed most to performance?

A. The Portfolio's agency debentures and overweight in mortgage-backed securities had the biggest positive impact on performance. These securities not only enjoyed strong demand from U.S. investors, they were also favored by overseas central banks with significant amounts of cash to invest.

Q. What detracted from performance?

A. During a time when commodity prices declined, the real estate market softened, and the Federal Reserve maintained credibility as an inflation fighter, investors showed relatively little concern about the prospects for an upturn in inflation. As a result, TIPS were one of the worst performing sectors of the market; and despite our relative underweight in the sector, they held back results. Because the Portfolio's holdings were diversified among Treasury, agency and mortgage-backed securities, its performance fell short of the Lehman Brothers Fixed-Rate Mortgage-Backed Index, which only emphasizes mortgages.

Q. What is your outlook for the next few months?

A. As we closed 2006, the rate of economic growth had slowed, but the economy continued to expand. While the fixed-income markets appeared to be anticipating a Federal Reserve rate cut in the near term, we viewed this with skepticism. Unemployment is low, the stock market has set new records, and global liquidity is strong. Unless the housing market stumbles dramatically, we will take the Federal Reserve at its word that inflation remains a greater risk than a significant decline in the housing sector. At this time, the Federal Reserve seems more likely to raise rates than lower them, and we have positioned the Portfolio defensively for this situation. Should the Federal Reserve reduce rates, we would be likely to alter the Trust's positioning.


   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

    Principal
       Amount                                                                          Value
                COLLATERALIZED MORTGAGE OBLIGATIONS - 8.7%
                Government - 8.7%
 $  1,600,000   Fannie Mae, 4.92%, 7/25/20                                       $ 1,572,499
    1,136,197   Fannie Mae, 6.3%, 4/25/19                                          1,200,969
      197,304   Federal Home Loan Bank, 4.75%, 10/25/10                              195,949
      101,032   Federal Home Loan Bank, 5.0%, 1/15/16                                100,265
      171,426   Federal Home Loan Mortgage Corp., 4.5%, 4/15/13                      170,146
      350,000   Freddie Mac, 5.5%, 7/15/28                                           349,817
                                                                                 -----------
                                                                                 $ 3,589,645
                                                                                 -----------
                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost $3,613,830)                                                $ 3,589,645
                                                                                 -----------
                CORPORATE BONDS - 0.6%
                Diversified Financials - 0.6%
                Specialized Finance - 0.6%
      250,000   Private Export Funding, 3.375%, 2/15/09                          $   241,968
                                                                                 -----------
                TOTAL CORPORATE BONDS
                (Cost $250,000)                                                  $   241,968
                                                                                 -----------
                U.S. GOVERNMENT AGENCY OBLIGATIONS - 88.7%
                Government - 88.7%
      184,975   Fannie Mae, 5.5%, 6/1/23                                         $   184,089
      250,000   Federal Farm Credit Bank, 3.25%, 6/15/07                             247,843
      250,000   Federal Farm Credit Bank, 3.375%, 3/16/09                            241,449
      250,000   Federal Farm Credit Bank, 4.45%, 6/1/15                              240,807
      400,000   Federal Farm Credit Bank, 4.9%, 3/17/14                              388,609
      250,000   Federal Farm Credit Bank, 5.0%, 10/23/09                             250,024
      100,000   Federal Farm Credit Bank, 5.3%, 9/28/15                               97,887
      250,000   Federal Farm Credit Bank, 5.5%, 2/23/09                              249,976
      100,000   Federal Farm Credit Bank, 5.88%, 9/8/08                              101,282
      250,000   Federal Home Loan Bank, 4.0%, 2/12/10                                243,008
      250,000   Federal Home Loan Bank, 4.25%, 10/10/08                              246,751
      250,000   Federal Home Loan Bank, 4.25%, 2/16/10                               244,912
      300,000   Federal Home Loan Bank, 4.43%, 4/7/08                                297,356
      200,000   Federal Home Loan Bank, 4.5%, 11/15/12                               195,254
      500,000   Federal Home Loan Bank, 4.75%, 12/10/10                              496,269
      100,000   Federal Home Loan Bank, 5.375%, 5/18/16                              102,716
      498,119   Federal Home Loan Mortgage Corp., 5.0%, 1/1/36 - 3/1/36              480,705
      417,875   Federal Home Loan Mortgage Corp., 5.5%, 9/1/34 - 12/1/34             413,695
    1,908,908   Federal Home Loan Mortgage Corp., 6.0%, 10/1/32 - 5/1/34           1,926,391
      463,973   Federal Home Loan Mortgage Corp., 6.5%, 1/1/29 - 7/1/32              474,588
      273,828   Federal Home Loan Mortgage Corp., 7.0%, 4/1/30 - 10/1/46             279,319
       27,694   Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                        28,793
      203,900   Federal National Mortgage Association, 4.5%, 4/1/19                  196,939
      645,115   Federal National Mortgage Association, 5.0%, 3/1/09 - 12/1/35        631,415
    2,117,797   Federal National Mortgage Association, 5.5%, 3/1/18 - 12/1/34      2,107,411
    1,579,294   Federal National Mortgage Association, 6.0%, 12/1/11 - 7/1/36      1,592,789
      250,000   Federal National Mortgage Association, 6.07%, 5/12/16                251,640
    1,037,072   Federal National Mortgage Association, 6.5%, 7/1/21 - 7/1/34       1,060,599
      182,519   Federal National Mortgage Association, 7.0%, 9/1/18 - 1/1/32         188,385
       12,182   Federal National Mortgage Association, 7.5%, 2/1/31                   12,685


6   The accompanying notes are an integral part of these financial statements.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Principal
     Amount                                                                                             Value
             U.S. Government Agency Obligations - (Continued)
 $   16,367  Federal National Mortgage Association, 9.0%, 4/1/33                                  $    17,246
  1,408,554  Government National Mortgage Association, 4.5%, 4/15/20 - 5/20/36                      1,335,388
  2,788,473  Government National Mortgage Association, 5.0%, 7/15/17 - 11/16/46                     2,729,136
  1,353,753  Government National Mortgage Association, 5.5%, 2/15/19 - 10/15/34                     1,351,963
  2,993,534  Government National Mortgage Association, 6.0%, 6/20/16 - 7/15/36                      3,039,411
  1,148,050  Government National Mortgage Association, 6.5%, 4/15/17 - 1/15/34                      1,179,466
    395,792  Government National Mortgage Association, 7.0%, 1/15/26 - 5/15/32                        409,090
     81,419  Government National Mortgage Association, 7.5%, 10/15/22 - 1/15/31                        84,949
      1,763  Government National Mortgage Association, 8.0%, 8/20/25                                    1,861
     87,816  Government National Mortgage Association, I, 6.0%, 2/15/29                                89,243
    253,269  Government National Mortgage Association II, 5.0%, 12/20/18                              249,610
    859,781  Government National Mortgage Association II, 5.5%, 7/20/19 - 11/20/34                    856,258
    303,414  Government National Mortgage Association II, 6.0%, 12/20/18 - 11/20/33                   307,209
     22,386  Government National Mortgage Association II, 6.5%, 8/20/28                                22,951
     95,361  Government National Mortgage Association II, 7.0%, 5/20/26 - 1/20/31                      98,199
     12,000  Tennessee Valley Authority, Floating Rate Note, 6/1/28 (a)                               283,200
    250,000  Tennessee Valley Authority, 4.75%, 8/1/13                                                246,197
    200,000  U.S. Treasury Bonds, 4.0%, 2/15/14                                                       191,445
  2,050,000  U.S. Treasury Bonds, 6.25%, 8/15/23                                                    2,359,583
    400,000  U.S. Treasury Bonds, 7.25%, 5/15/16                                                      475,484
    207,532  U.S. Treasury Inflation Notes, 1.875%, 7/15/15                                           198,882
    249,855  U.S. Treasury Inflation Notes, 2.5%, 7/15/16                                             251,748
  3,012,229  U.S. Treasury Inflation Notes, 3.375%, 1/15/12                                         3,144,836
    870,000  U.S. Treasury Notes, 4.25%, 11/15/14                                                     843,968
    100,000  U.S. Treasury Notes, 4.5%, 2/15/16                                                        98,407
    200,000  U.S. Treasury Notes, 5.0%, 2/15/11                                                       202,500
  1,150,000  U.S. Treasury Notes, 6.375%, 8/15/27                                                   1,368,410
  1,350,000  U.S. Treasury Notes, 6.5%, 2/15/10                                                     1,418,186
                                                                                                  -----------
                                                                                                  $36,328,412
                                                                                                  -----------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
             (Cost $36,573,575)                                                                   $36,328,412
                                                                                                  -----------
             TEMPORARY CASH INVESTMENT - 2.2%
             Repurchase Agreement - 2.2%
    900,000  UBS AG, 4.7%, dated 12/29/06, repurchase price of $900,000 plus accrued interest on 1/2/06, collateralized
             by $931,000 U.S. Treasury Bill, 3.25%, 8/15/08
             TOTAL TEMPORARY CASH INVESTMENT                                                      $   900,000
             (Cost $900,000)                                                                      -----------
             TOTAL INVESTMENT IN SECURITIES - 100.2%                                              $41,060,025
             (Cost $41,337,405)                                                                   -----------
             OTHER ASSETS AND LIABILITIES - (0.2)%                                                $  (114,231)
                                                                                                  -----------
             TOTAL NET ASSETS - 100.0%                                                            $40,945,794
                                                                                                  ===========

(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. At December 31, 2006, the rate was 5.49%.


  The accompanying notes are an integral part of these financial statements.  7

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            Year         Year         Year         5/1/03 (a)
                                                                            Ended        Ended        Ended            to
Class II                                                                  12/31/06     12/31/05     12/31/04        12/31/03
Net asset value, beginning of period                                       $  9.85      $ 10.12      $ 10.37         $10.57
                                                                           -------      -------      -------         ------
Increase (decrease) from investment operations:
 Net investment income                                                     $  0.38      $  0.39      $  0.41         $ 0.21
 Net realized and unrealized loss on investments                             (0.08)       (0.21)       (0.11)         (0.15)
                                                                           -------      -------      -------         ------
  Net increase from investment operations                                  $  0.30      $  0.18      $  0.30         $ 0.06
Distributions to shareowners:
 Net investment income                                                       (0.43)       (0.45)       (0.55)         (0.26)
                                                                           -------      -------      -------         ------
Net decrease in net asset value                                            $ (0.13)     $ (0.27)     $ (0.25)        $(0.20)
                                                                           -------      -------      -------         ------
Net asset value, end of period                                             $  9.72      $  9.85      $ 10.12         $10.37
                                                                           =======      =======      =======         ======
Total return*                                                                 3.15%        1.76%        3.04%          2.60%(b)
Ratio of net expenses to average net assets                                   0.91%        1.08%        1.06%          1.01%**
Ratio of net investment income to average net assets                          3.85%        3.57%        3.29%          2.42%**
Portfolio turnover rate                                                         28%          23%          37%            34%**
Net assets, end of period (in thousands)                                   $20,149      $21,351      $13,791         $2,637
Ratios with no waiver of management fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                                 0.91%        1.08%        1.06%          1.01%**
 Net investment income                                                        3.85%        3.57%        3.29%          2.42%**

(a) The Portfolio began offering Class II shares to the public on May 1, 2003.
(b) Not annualized.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


8  The accompanying notes are an integral part of these financial statements.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $41,337,405)      $ 41,060,025
 Cash                                                            106,654
 Investment securities sold                                    2,461,520
 Fund shares sold                                                    166
 Dividends, interest and foreign taxes withheld                  330,330
 Other                                                               129
                                                            ------------
   Total assets                                             $ 43,958,824
                                                            ------------
LIABILITIES:
 Payables --
 Investment securities purchased                            $  2,956,211
 Fund shares repurchased                                           5,141
 Due to affiliates                                                 6,472
 Accrued expenses                                                 45,206
                                                            ------------
   Total liabilities                                        $  3,013,030
                                                            ------------
NET ASSETS:
 Paid-in capital                                            $ 43,232,112
 Distributions in excess of net investment income               (220,066)
 Accumulated net realized loss on investments                 (1,788,872)
 Net unrealized loss on investments                             (277,380)
                                                            ------------
   Total net assets                                         $ 40,945,794
                                                            ------------
NET ASSET VALUE PER SHARE:
 Class I:
 (No par value, unlimited number of shares authorized)
 Net assets                                                 $ 20,796,531
 Shares outstanding                                            2,142,423
                                                            ------------
 Net asset value per share                                  $       9.71
 Class II:
 (No par value, unlimited number of shares authorized)
 Net assets                                                 $ 20,149,263
 Shares outstanding                                            2,072,650
                                                            ------------
 Net asset value per share                                  $       9.72


  The accompanying notes are an integral part of these financial statements.  9

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                 Year
                                                                Ended
                                                               12/31/06
INVESTMENT INCOME:
 Interest                                                    $1,999,399
                                                             ----------
  Total investment income                                    $1,999,399
                                                             ----------
EXPENSES:
 Management fees                                             $  207,751
 Transfer agent fees and expenses                                 3,096
 Distribution fees (Class II)                                    46,808
 Administrative reimbursements                                    9,358
 Custodian fees                                                  12,591
 Professional fees                                               28,929
 Printing expense                                                   954
 Fees and expenses of nonaffiliated trustees                      6,153
 Miscellaneous                                                    5,394
                                                             ----------
  Total expenses                                             $  321,034
                                                             ----------
  Net expenses                                               $  321,034
                                                             ----------
    Net investment income                                    $1,678,365
                                                             ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss from investments                          $ (121,816)
                                                             ----------
 Change in net unrealized gain or loss from investments      $ (224,710)
                                                             ----------
 Net loss on investments                                     $ (346,526)
                                                             ----------
 Net increase in net assets resulting from operations        $1,331,839
                                                             ==========


10 The accompanying notes are an integral part of these financial statements.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        Year               Year
                                                                                        Ended              Ended
                                                                                      12/31/06           12/31/05
FROM OPERATIONS:
Net investment income                                                              $   1,678,365      $   1,818,811
Net realized loss on investments                                                        (121,816)            (8,670)
Change in net unrealized gain or loss on investments                                    (224,710)          (945,559)
                                                                                   -------------      -------------
  Net increase in net assets resulting from operations                             $   1,331,839      $     864,582
                                                                                   -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I                                                                           $  (1,069,942)     $  (1,378,835)
 Class II                                                                               (828,428)          (792,466)
                                                                                   -------------      -------------
  Total distributions to shareowners                                               $  (1,898,370)     $  (2,171,301)
                                                                                   -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                   $   5,966,828      $  11,779,535
Reinvestment of distributions                                                          1,899,760          2,174,179
Cost of shares repurchased                                                           (13,472,433)       (11,661,922)
                                                                                   -------------      -------------
 Net increase (decrease) in net assets resulting from Fund share transactions      $  (5,605,845)     $   2,291,792
                                                                                   -------------      -------------
 Net increase (decrease) in net assets                                             $  (6,172,376)     $     985,073
                                                                                   -------------      -------------
NET ASSETS:
Beginning of year                                                                  $  47,118,170      $  46,133,097
                                                                                   -------------      -------------
End of year                                                                        $  40,945,794      $  47,118,170
                                                                                   =============      =============
Distributions in excess of net investment income                                   $    (220,066)     $    (322,520)
                                                                                   =============      =============


 The accompanying notes are an integral part of these financial statements.  11

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer America Income VCT Portfolio (The Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:


Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Portfolio is to produce a high level of current income as consistent with preservation of capital.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the Portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, the Portfolio had a net capital loss carryforward of $1,703,310, of which the following amounts will expire between 2008 and 2014 if not utilized: $382,424 in 2008, $435,523 in 2011,
   $171,643 in 2012, $241,325 in 2013 and $472,395 in 2014.

   The Portfolio elected to defer $81,587 in capital losses recognized between November 1, 2006 and December 31, 2006 to its fiscal year ending December 31, 2007.

   At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

----------------------------------------------------------------------------------------
                                           Distributions in
                                            Excess of Net       Accumulated
                                              Investment       Net Realized     Paid-In
Portfolio                                       Income             Loss         Capital
----------------------------------------------------------------------------------------
Pioneer America Income VCT Portfolio          $322,459          $(322,459)       $--
                                              ========          =========        ===
----------------------------------------------------------------------------------------

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

   The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                            2006              2005
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                       $  1,898,370        $2,171,301
                                       -----------------------------------------
  Total distributions                  $  1,898,370        $2,171,301
                                       =========================================
 Distributable Earnings:
 Undistributed ordinary income         $     12,312
 Capital loss carryforward               (1,703,310)
 Post-October Loss Deferred                 (81,587)
 Unrealized depreciation                   (513,733)
                                       ----------------
  Total                                $ (2,286,318)
                                       ================
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, and the tax treatment of amortization on securities purchased at premium.

C. Portfolio Shares

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted-net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolios. Management fees are calculated daily at the annual rate of 0.50% up to $1 billion and 0.45% on assets over $1 billion of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $1,762 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,293 in transfer agent fees payable to PIMSS at December 31, 2006.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $417 payable to PFD at December 31, 2006.

5. Aggregate Unrealized Appreciation and Depreciation
At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

-----------------------------------------------------------------------------------------------
                                                    Gross            Gross            Net
                                 Tax Cost       Appreciation     Depreciation     Depreciation
-----------------------------------------------------------------------------------------------
 America Income Portfolio      $41,573,758        $95,315         $(609,048)       $(513,733)
                               ===========        =======         =========        =========
-----------------------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of U.S. Government obligations for the year ended December 31, 2006, were $11,466,385 and $17,152,222, respectively.

7. Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

-----------------------------------------------------------------------------------------------
America Income Portfolio          '06 Shares     '06 Amount     '05 Shares      '05 Amount
-----------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                        110,844      $1,068,537       116,997      $ 1,169,565
 Reinvestment of distributions      110,800       1,071,338       138,561        1,381,733
 Shares repurchased                (698,557)     (6,764,324)     (836,177)      (8,331,104)
                                ---------------------------------------------------------------
  Net decrease                     (476,913)    $(4,624,449)     (580,619)     $(5,779,806)
                                ===============================================================
 CLASS II:
 Shares sold                        504,972     $ 4,898,291     1,061,522      $10,609,970
 Reinvestment of distributions       85,535         828,422        79,492          792,446
 Shares repurchased                (685,050)     (6,708,109)     (336,194)      (3,330,818)
                                ---------------------------------------------------------------
  Net increase (decrease)           (94,543)    $  (981,396)      804,820      $ 8,071,598
                                ===============================================================
-----------------------------------------------------------------------------------------------

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

8. New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer America Income VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer America Income VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, , as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer America Income VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                   Ernst & Young LLP


Boston, Massachusetts
February 9, 2007

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
(the "Fund")
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract; (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose,
(2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

--------------------------------------------------------------------------------
Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return and yield, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Lehman Brothers Government Bond Index. The Fund's performance, based upon total return, was in the third quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the third quintile for the three years ended June 30, 2006, the third quintile for the five years ended June 30, 2006 and the fourth quintile for the ten year period ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield of the Fund, before deduction of expenses, relative to the yield index. The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was satisfactory.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee, based on 2006 data, was in the third quintile relative to the management fees paid by the other funds in that peer group. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the fifth quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in the management fees, the Trustees concluded

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                                  (continued)
--------------------------------------------------------------------------------

   that any perceived or potential economies of scale would be shared at future asset levels, in a reasonable manner as the Fund grows in size, between Fund's shareholders and the Investment Adviser.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund). The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                               Trustees and Officers
Pioneer Investment Management, Inc.                              The trust's Board of Trustees provides broad supervision
                                                                 over the portfolio's affairs. The officers of the trust are
Custodian                                                        responsible for the trust's operations. The trust's Trustees
Brown Brothers Harriman & Co.                                    and officers are listed below, together with their principal occupations during the past five years. Trustees who are
Independent Registered Public Accounting Firm                    interested persons of the trust within the meaning of the
Ernst & Young LLP                                                1940 Act are referred to as Interested Trustees. Trustees
                                                                 who are not interested persons of the trust are referred to
Principal Underwriter                                            as Independent Trustees. Each of the Trustees serves as a
Pioneer Funds Distributor, Inc.                                  trustee of each of the 86 U.S. registered investment
                                                                 portfolios for which Pioneer serves as investment adviser
Legal Counsel                                                    (the "Pioneer Funds"). The address for all Interested
Wilmer Cutler Pickering Hale and Dorr LLP                        Trustees and all officers of the trust is 60 State Street,
                                                                 Boston, Massachusetts 02109.
Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee
                           and President     is elected or earlier
                                             retirement or removal.

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS   OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of             Director of ICI Mutual Insurance Company
                           Pioneer Global Asset Management S.p.A.
                           ("PGAM"); Non-Executive Chairman and a
                           Director of Pioneer Investment
                           Management USA Inc. ("PIM-USA");
                           Chairman and a Director of Pioneer;
                           Chairman and Director of Pioneer
                           Institutional Asset Management, Inc.
                           (since 2006); Director of Pioneer
                           Alternative Investment Management
                           Limited (Dublin); President and a
                           Director of Pioneer Alternative
                           Investment Management (Bermuda) Limited
                           and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund
                           (Russia) (until June 2006); Director of
                           Nano-C, Inc. (since 2003); Director of
                           Cole Investment Corporation (since
                           2004); Director of Fiduciary Counseling,
                           Inc.; President and Director of Pioneer
                           Funds Distributor, Inc. ("PFD") (until
                           May 2006); President of all of the
                           Pioneer Funds; and Of Counsel, Wilmer
                           Cutler Pickering Hale and Dorr LLP
                           (counsel to PIM-USA and the Pioneer
                           Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------

Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               POSITIONS HELD   LENGTH OF SERVICE
NAME, AGE AND ADDRESS          WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (63)             Trustee          Trustee since 2005. Serves
3050 K. Street NW,                              until a successor trustee
Washington, DC 20007                            is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (58)              Trustee          Trustee since 2000. Serves
3509 Woodbine Street,                           until a successor trustee
Chevy Chase, MD 20815                           is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Trustee          Trustee since 2000. Serves
1001 Sherbrooke Street West,                    until a successor trustee
Montreal, Quebec, Canada                        is elected or earlier
H3A 1G5                                         retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (56)           Trustee          Trustee since 2006. Serves
89 Robbins Avenue,                              until a successor trustee
Berkeley Heights, NJ                            is elected or earlier
07922                                           retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (58)       Trustee          Trustee since 1995. Serves
200 State Street, 12th                          until a successor trustee
Floor, Boston, MA 02109                         is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (70)             Trustee          Trustee since 2000. Serves
One North Adgers Wharf,                         until a successor trustee
Charleston, SC 29401                            is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------

NAME, AGE AND ADDRESS          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (63)             Senior Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded
3050 K. Street NW,             health care services company) (2001 - present); Managing Partner, Federal
Washington, DC 20007           City Capital Advisors (boutique merchant bank) (2002 to 2004); and
                               Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-
                               based mortgage trading company) (2000 - 2002)
----------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              President, Bush International (international financial advisory firm)
3509 Woodbine Street,
Chevy Chase, MD 20815
----------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Founding Director, The Winthrop Group, Inc. (consulting firm); and
1001 Sherbrooke Street West,   Desautels Faculty of Management, McGill University
Montreal, Quebec, Canada
H3A 1G5
----------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)           Private investor (2004 - present); and Senior Executive Vice President, The
89 Robbins Avenue,             Bank of New York (financial and securities services) (1986 - 2004)
Berkeley Heights, NJ
07922
----------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)       President and Chief Executive Officer, Newbury, Piret & Company, Inc.
200 State Street, 12th         (investment banking firm)
Floor, Boston, MA 02109
----------------------------------------------------------------------------------------------------------------
John Winthrop (70)             President, John Winthrop & Co., Inc. (private investment firm)
One North Adgers Wharf,
Charleston, SC 29401
----------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS          OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (63)             Director of The Enterprise Social Investment
3050 K. Street NW,             Company (privately-held affordable housing
Washington, DC 20007           finance company); and Director of New York
                               Mortgage Trust (publicly traded mortgage
                               REIT)
--------------------------------------------------------------------------------
Mary K. Bush (58)              Director of Brady Corporation (industrial
3509 Woodbine Street,          identification and specialty coated material
Chevy Chase, MD 20815          products manufacturer); Director of Briggs
                               & Stratton Co. (engine manufacturer);
                               Director of Mortgage Guaranty Insurance
                               Corporation; and Director of UAL
                               Corporation (airline holding company)
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      None
1001 Sherbrooke Street West,
Montreal, Quebec, Canada
H3A 1G5
--------------------------------------------------------------------------------
Thomas J. Perna (56)           Director of Quadriserv Inc. (technology
89 Robbins Avenue,             products for securities lending industry)
Berkeley Heights, NJ
07922
--------------------------------------------------------------------------------
Marguerite A. Piret (58)       Director of New America High Income Fund,
200 State Street, 12th         Inc. (closed-end investment company)
Floor, Boston, MA 02109
--------------------------------------------------------------------------------
John Winthrop (70)             None
One North Adgers Wharf,
Charleston, SC 29401
--------------------------------------------------------------------------------

Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Osbert M. Hood (54)+         Executive Vice   Since 2003. Serves at the
                             President        discretion of the Board

+Mr. Hood resigned as EVP effective January 9, 2007.
--------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------

Christopher J. Kelley (42)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------

Christopher P. Harvey        Assistant        Since 2006. Serves at the
(45)                        Secretary        discretion of the Board
--------------------------------------------------------------------------------

Vincent Nave (61)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------

Mark E. Bradley (47)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------

Luis I. Presutti (41)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------

Gary Sullivan (48)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------

NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Osbert M. Hood (54)+         President and Chief Executive Officer, PIM-USA since May 2003 (Director since January 2001; Executive Vice President and Chief Operating Officer
                             from November 2000 - May 2003); Director of PGAM since June 2003;
                             President and Director of Pioneer since May 2003; President and Director of Pioneer Institutional Asset Management, Inc. since February 2006;
                             Chairman and Director of Pioneer Investment Management Shareholder
                             Services, Inc. ("PIMSS") since May 2003; Director of PFD since May 2006;
                             Director of Oak Ridge Investments, LLC (a registered investment adviser in which PIM-USA owns a minority interest) since January 2005; Director of
                             Vanderbilt Capital Advisors, LLC (an institutional investment adviser wholly-
                             owned by PIM-USA) since June 2006; and Executive Vice President of all of the Pioneer Funds since June 2003

+Mr. Hood resigned as EVP effective January 9, 2007.
-------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
-------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since July 2002; Vice
                             President and Senior Counsel of BISYS Fund Services, Inc. (April 2001 to
                             June 2002); Senior Vice President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001); and Assistant Secretary of all of
                             the Pioneer Funds since September 2003
-------------------------------------------------------------------------------------------------------------
Christopher P. Harvey        Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and Assistant Secretary
(45)                         of all of the Pioneer Funds since July 2006.
-------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and Senior Vice
                             President, CDC IXIS Asset Management Services from 2002 to 2003;
                             Assistant Treasurer and Vice President, MFS Investment Management from
                             1997 to 2002; and Assistant Treasurer of all of the Pioneer Funds since
                             November 2004
-------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Assistant Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Fund Accounting Manager - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds since May 2002
-------------------------------------------------------------------------------------------------------------

NAME AND AGE                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Osbert M. Hood (54)+         Trustee of certain Pioneer Funds

+Mr. Hood resigned as EVP effective January 9, 2007.
----------------------------------------------------------------------
Dorothy E. Bourassa (58)     None
----------------------------------------------------------------------
Christopher J. Kelley (42)   None
----------------------------------------------------------------------
Christopher P. Harvey        None
 (45)
----------------------------------------------------------------------
Vincent Nave (61)            None
----------------------------------------------------------------------
Mark E. Bradley (47)         None
----------------------------------------------------------------------
Luis I. Presutti (41)        None
----------------------------------------------------------------------
Gary Sullivan (48)           None
----------------------------------------------------------------------

Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE
Katherine Kim Sullivan    Assistant        Since 2003. Serves at the
(33)                      Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Terrence J. Cullen (45)   Chief            Since 2006. Serves at the
                          Compliance       discretion of the Board
                          Officer
--------------------------------------------------------------------------------

NAME AND AGE              PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Katherine Kim Sullivan    Fund Administration Manager - Fund Accounting, Administration and
(33)                      Controllership Services since June 2003; Assistant Vice President - Mutual
                          Fund Operations of State Street Corporation from June 2002 to June 2003
                          (formerly Deutsche Bank Asset Management); Pioneer Fund Accounting,
                          Administration and Controllership Services (Fund Accounting Manager from
                          August 1999 to May 2002); and Assistant Treasurer of all of the Pioneer
                          Funds since September 2003
-----------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)   Chief Compliance Officer of Pioneer and all of the Pioneer Funds since
                          March 2006; Vice President and Senior Counsel of Pioneer since
                          September 2004; and Senior Vice President and Counsel, State Street
                          Research & Management Company (February 1998 to September 2004)
-----------------------------------------------------------------------------------------------------

NAME AND AGE              OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katherine Kim Sullivan    None
(33)
--------------------------------------------------------------------------------
Terrence J. Cullen (45)   None
--------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Before investing, consider the product's investment objectives, features, risks, charges and expenses and the investment objectives, risks, charges and expenses of the underlying portfolios available in the product. Contact your advisor or Pioneer Investments for a prospectus containing this information. Please read it carefully.

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18673-01-0207

                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                              Pioneer Core Bond VCT Portfolio -- Class II Shares



                                                                   ANNUAL REPORT
                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Core Bond VCT Portfolio
  Portfolio and Performance Update                        2

  Comparing Ongoing Portfolio Expenses                    3

  Portfolio Management Discussion                         4

  Schedule of Investments                                 6

  Financial Statements                                    9

  Notes to Financial Statements                          13

  Report of Independent Registered Public
    Accounting Firm                                      17

  Factors Considered by the Independent Trustees
    in Approving the Management Contract                 18

  Trustees, Officers and Service Providers               21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Portfolio Diversification
(As a percentage of total investment in securities)

U.S. Government Securities                              88.9%
U.S. Corporate Bonds                                     9.0%
Collateralized Mortgage Obligations                      1.8%
Asset Backed Securities                                  0.3%

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Quality Distribution
(As a percentage of total investment in securities)

Treasury/Agency                                          88.1%
AAA                                                       0.4%
BBB                                                       6.2%
BB                                                        1.7%
B & Lower                                                 0.8%
Commercial Paper                                          2.8%

Five Largest Holdings
(As a percentage of long-term holdings)

  1.       Government National
             Mortgage Association,
             4.5%, 3/15/20                          19.16%
  2.       U.S. Treasury Notes,
             3.625%, 6/30/07                        14.47
  3.       Government National Mortgage
             Association, 5.0%, 8/15/35             11.37
  4.       Federal Home Loan Mortgage
             Corp., 5.0%, 5/1/36                     8.52
  5.       U.S. Treasury Inflation Protected
             Security, 0.0%, 11/15/13                3.21

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------
Prices and Distributions

                                           12/31/06           12/31/05
Net Asset Value per Share                  $ 9.82             $ 9.88

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $0.4084        $    -            $    -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Core Bond VCT Portfolio at net asset value, compared to that of the Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                   Pioneer Core Bond                      Lehman Brothers
                     VCT Portfolio                      Aggregate Bond Index
7/05                     10000                                10000
12/05                    10103                                10083
12/06                    10470                                10520

The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class
(7/15/05)                                                2.76%
1 Year                                                   3.64%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Core Bond VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006

       Share Class                                        II
       -----------------------------------------------------------
       Beginning Account Value on 7/1/06              $ 1,000.00
       Ending Account Value on 12/31/06               $ 1,046.87
       Expenses Paid During Period*                   $     4.39

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Core Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2006 through December 31, 2006

       Share Class                                           II
       ----------------------------------------------------------------
       Beginning Account Value on 7/1/06                 $ 1,000.00
       Ending Account Value on 12/31/06                  $ 1,020.92
       Expenses Paid During Period*                      $     4.33

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

Despite a weak start to the year amid rising interest rates, the domestic bond market delivered generally moderate, positive returns during 2006. Over the first six months, investors were concerned about rising interest rates, increasing oil prices and monetary tightening by the U.S. Federal Reserve. Over the second half of the year, the environment improved as concerns about inflation and high energy prices receded and as the Federal Reserve Board left short-term rates unchanged. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Core Bond VCT Portfolio during the 12 months ended December 31, 2006. Mr. Taubes, Director of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Portfolio.

Q.   How did the Portfolio perform during 2006?
A. Pioneer Core Bond VCT Portfolio Class II shares generated a total return of 3.64%, at net asset value, for the 12 months ended December 31, 2006. During the same 12 months, the Lehman Brothers Aggregate Bond Index rose 4.25%. The average return of the 39 portfolios in Lipper's corporate debt, A-rated variable annuity category was 4.22%. On December 31, 2006, the 30-day Standardized SEC yield for the Portfolio's Class II shares was 4.46%.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   What was the investment environment like during 2006?
A. During the first half of the year, the Federal Reserve Board raised the key Fed funds rate four times, putting pressure on Treasuries and other high-grade fixed income securities. As the Federal Reserve raised the Fed funds rate to 5.25% from the 4.25% starting point at the beginning of the year, longer-maturity yields of high-grade securities also rose, although not by as much, leading to negative returns for many high-grade parts of the market during the first six months. The situation was different in the lower-rated, high-yield market, which performed well as solid growth in the economy largely offset the effects of the rate hikes. The climate changed markedly from mid-May through mid-July, when the capital markets were worried about inflationary pressures. These concerns were exacerbated by rapidly rising oil prices. Riskier asset classes - including stocks and high-yield bonds - slumped during this two-month period. During the year's second half, as the Federal Reserve Board paused in its tightening policy and left short-term interest rates unchanged, a different environment unfolded. Stabilized short-term interest rates and easing oil prices encouraged investors to believe that inflationary pressures were under control and that the economy could sustain its expansion at a moderate rate. In this environment, high-grade bonds improved in performance as yields across many maturities receded over the final six months of the year. In many cases, the yield curve became inverted - a phenomenon which reverses normal relationships, resulting in higher yields among shorter-maturity securities than among some longer-maturity securities. In general, government securities and higher-rated corporate securities delivered improved performance in the second half of the year. For the year, Treasuries, government agencies, mortgage-backed securities and investment-grade corporates bonds produced positive results, with income overcoming some erosion of prices. Mortgage-backed securities tended to produce the best results in the investment-grade universe. High-yield, lower-rated corporate bonds, however, delivered the strongest performance in the domestic market.

A Word About Risk:

When interest rates rise, the prices of fixed- income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government- sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Q. What were principal strategies during the year, and how did they affect performance?
A. An effective interest-rate strategy supported performance, but the relatively low exposure to lower-rated, high-yield corporate bonds did not help during a year in which high-yield bonds provided the best returns in the domestic bond market. The Portfolio's basic strategy is to focus on the higher-rated parts of the fixed-income universe and to minimize credit risk. At the end of the fiscal year, on December 31, 2006, for example just 2.5% of Portfolio assets were invested in high-yield bonds. The Portfolio retained a high AA+ average credit rating throughout year, with 88.1% of assets invested in U.S. Treasuries or government agency securities.

     During a period of changing interest-rate trends, our management of duration - which is a measure of a bond's price sensitivity to changes in interest rates - was successful. We maintained a relatively short duration when interest rates were rising in the first half of the year. Beginning in June, we moved to a longer duration, which positioned the Portfolio to benefit when longer-maturity rates began to decline, as they did for the remainder of the year. However, we again shortened duration near the end of the year to protect against the potential of a backup in rates. On December 31, 2006, the Portfolio's effective duration was 4.24 years.

     Early in the year, we increased our investments in mortgage-backed securities and maintained a higher exposure throughout the year, helping to support performance. At the end of the fiscal year, on December 31, 2006, 52.8% of Portfolio assets were invested in mortgages and other pass-through securities. During the first half of the year, we also maintained a healthy allocation to Treasury Inflation Protected Securities (TIPS), which contributed to performance as inflation expectations increased. We reduced that exposure substantially, beginning in June, which was timely as TIPS began to underperform straight Treasuries and other fixed-rate high-grade securities as yields fell with reduced fears about inflation. Nevertheless, our remaining TIPS holdings did not help in the second half of the year.

     Among individual holdings that affected results, bonds of Platinum Underwriters, a property-and-casualty re-insurance company, helped performance. The company encountered relatively few storm-related damage claims in 2006 after raising premiums following the severe 2005 hurricane season. Holding back results, however, was our investment in securities of Presidential Life, an insurance company that underperformed the high-yield market.

Q.   What is your investment outlook?
A. Given expectations that the economy will continue to expand, we do not expect the Federal Reserve to lower short-term rates in the near future. As a consequence, we are maintaining a shorter-than-benchmark duration policy to protect against the potential that interest rates might rise. In this environment, we have placed the greatest emphasis on mortgage-backed securities. Continuing with the Portfolio's high-quality focus and avoidance of credit risk, we have maintained a relatively small exposure to corporate bonds, given the overall lack of risk premium available on these securities.





Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

  Principal    S&P/Moody's
     Amount    Ratings
               (unaudited)                                                                     Value
                                ASSET BACKED SECURITY - 0.3%
                                Utilities - 0.3%
                                Electric Utilities - 0.3%
 $    3,960     BB-/Ba2         FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)           $    3,995
                                                                                          ----------
                                TOTAL ASSET BACKED SECURITY
                                (Cost $4,011)                                             $    3,995
                                                                                          ----------
                                COLLATERALIZED MORTGAGE OBLIGATIONS - 2.4%
                                Banks - 1.2%
                                Thrifts & Mortgage Finance - 1.2%
     10,978     NR/Aaa          ABN Amro Mortgage Corp., 4.75%, 5/25/18                   $   10,741
      1,511     AAA/Aaa         Honda Auto Receivables Owner, 3.3%, 6/16/08                    1,503
      2,201     AAA/Aaa         Lehman XS Trust., Floating Rate Note, 8/25/36 (a)              2,200
                                                                                          $   14,444
                                                                                          ----------
                                Total Banks                                               $   14,444
                                                                                          ----------
                                Diversified Financials - 0.6%
                                Diversified Financial Services - 0.6%
      7,351     AAA/Aaa         CS First Boston Mortgage Security, 5.107%, 9/15/34        $    7,318
                                                                                          ----------
                                Total Diversified Financials                              $    7,318
                                                                                          ----------
                                Government - 0.6%
      6,824     AAA/Aaa         Federal National Mortgage Association, 6.1%, 9/15/18      $    6,842
                                                                                          ----------
                                Total Government                                          $    6,842
                                                                                          ----------
                                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                (Cost $28,598)                                            $   28,604
                                                                                          ----------
                                CORPORATE BONDS - 9.0%
                                Capital Goods - 0.8%
                                Electrical Component & Equipment - 0.4%
      4,869     NR/WD           Orcal Geothermal, 6.21%, 12/30/20 (144A)                  $    4,846
                                                                                          ----------
                                Trading Companies & Distributors - 0.4%
      5,000     BBB- / Baa3     Glencore Funding LLC, 6.0%, 4/15/14 (144A)                $    4,874
                                                                                          ----------
                                Total Capital Goods                                       $    9,720
                                                                                          ----------
                                Consumer Services - 0.6%
                                Casinos & Gaming - 0.1%
      2,000     B/Ba3           Station Casinos, Inc., 6.625%, 3/15/18                    $    1,715
                                                                                          ----------
                                Education Services - 0.5%
      5,000     AAA/Aaa         President & Fellows of Harvard, 6.3%, 10/1/37             $    5,349
                                                                                          ----------
                                Total Consumer Services                                   $    7,064
                                                                                          ----------
                                Media - 0.8%
                                Broadcasting & Cable TV - 0.8%
     10,000     BBB+/Baa2       Comcast Corp., 5.85%, 11/15/15                            $   10,014
                                                                                          ----------
                                Total Media                                               $   10,014
                                                                                          ----------
                                Retailing - 0.4%
                                Specialty Stores - 0.4%
      5,000     BBB-/Baa3       Tanger Factory Outlet Centers, Inc., 6.15%, 11/15/15      $    5,054
                                                                                          ----------
                                Total Retailing                                           $    5,054
                                                                                          ----------

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  Principal     S&P/Moody's
     Amount     Ratings
                (unaudited)                                                             Value
                                Insurance - 3.0%
                                Life & Health Insurance - 0.4%
 $    5,000     B-/B2           Presidential Life Corp., 7.875%, 2/15/09           $    4,775
                                                                                   ----------
                                Multi-Line Insurance - 0.4%
      5,000     BB+/Ba1         Hanover Insurance Group, 7.625%, 10/15/25          $    5,358
                                                                                   ----------
                                Property & Casualty Insurance - 1.3%
      5,000     BBB-/NR         Kingsway America, Inc., 7.5%, 2/1/14               $    5,070
     10,000     BBB-/Baa3       Ohio Casualty Corp., 7.3%, 6/15/14                     10,676
                                                                                   ----------
                                                                                   $   15,746
                                                                                   ----------
                                Reinsurance - 0.9%
     10,000     BBB/NA          Platinum Underwriters HD, 7.5%, 6/1/17             $   10,546
                                                                                   ----------
                                Total Insurance                                    $   36,425
                                                                                   ----------
                                Real Estate - 1.7%
                                Real Estate Investment Trusts - 1.7%
     10,000     BBB-/Baa3       Health Care, Inc., 6.0%, 11/15/13                  $    9,979
      5,000     BBB/Baa2        Hospitality Properties Trust, 5.125%, 2/15/15           4,750
      5,000     B+/B1           Trustreet Properties, Inc., 7.5%, 4/1/15                5,400
                                                                                   $   20,129
                                                                                   ----------
                                Total Real Estate                                  $   20,129
                                                                                   ----------
                                Semiconductors - 0.8%
     10,000     BBB-/Baa3       Chartered Semiconductor, 6.375%, 8/3/15            $   10,030
                                                                                   ----------
                                Total Semiconductors                               $   10,030
                                                                                   ----------
                                Utilities - 0.8%
                                Electric Utilities - 0.4%
      5,000     BBB+/Baa3       Entergy Gulf States, 5.7%, 6/1/15                  $    4,882
                                                                                   ----------
                                Gas Utilities - 0.4%
      5,000     BB/Ba1          Southern Union Co., 7.2%, 11/1/66                  $    4,929
                                                                                   ----------
                                Total Utilities                                    $    9,811
                                                                                   ----------
                                TOTAL CORPORATE BONDS
                                (Cost $107,498)                                    $  108,247
                                                                                   ----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

  Principal     S&P/Moody's
     Amount     Ratings
                (unaudited)                                                                           Value
                                U.S. GOVERNMENT AGENCY OBLIGATIONS - 88.2%
                                Government - 88.2%
 $  153,494     AAA/Aaa         Federal Home Loan Mortgage Corp., 5.0%, 12/1/21-5/1/36           $  148,539
      7,785     AAA/Aaa         Federal Home Loan Mortgage Corp., 8.048%, 10/1/33                     7,952
     10,000     AAA/Aaa         Federal National Mortgage Association, 5.25%, 2/24/11                 9,995
     86,980     AAA/Aaa         Federal National Mortgage Association, 5.5% , 3/1/36-5/1/36          85,956
     19,086     NR/Aaa          GMAC Commercial Mortgage Securities, 6.65%, 9/15/35                  19,295
    237,662     AAA/Aaa         Government National Mortgage Association, 4.5%, 3/15/20             230,251
    140,493     AAA/Aaa         Government National Mortgage Association, 5.0%, 8/15/35             136,650
      5,000     AAA/Aaa         U.S. Treasury Bonds, 4.625%, 3/31/08                                  4,979
     36,000     AAA/Aaa         U.S. Treasury Bonds, 5.25%, 11/15/28                                 37,752
     10,000     AAA/Aaa         U.S. Treasury Bonds, 6.25%, 8/15/23                                  11,510
     35,000     AAA/NR          U.S. Treasury Inflation Protected Security, 0.0%, 2/15/13            26,399
     53,000     AAA/Aaa         U.S. Treasury Inflation Protected Security, 0.0%, 11/15/13           38,540
     33,205     AAA/Aaa         U.S. Treasury Inflation Protected Security, 1.875%, 7/15/15          31,821
      5,085     AAA/Aaa         U.S. Treasury Inflation Protected Security, 2.0%, 1/15/16             4,909
     25,422     AAA/Aaa         U.S. Treasury Inflation Protected Security, 2.375%, 4/15/11          25,320
      1,123     AAA/Aaa         U.S. Treasury Inflation Protected Security, 3.0%, 7/15/12             1,155
      5,683     AAA/Aaa         U.S. Treasury Inflation Protected Security, 3.375%, 1/15/12           5,934
    175,000     AAA/Aaa         U.S. Treasury Notes, 3.625%, 6/30/07                                173,824
     25,000     AAA/Aaa         U.S. Treasury Notes, 4.0%, 11/15/12                                  24,138
     25,000     AAA/Aaa         U.S. Treasury Notes, 4.625%, 2/29/08                                 24,895
      5,000     AAA/Aaa         U.S. Treasury Notes, 5.375%, 2/15/31                                  5,356
      5,000     AAA/Aaa         U.S. Treasury Notes, 5.5%, 8/15/28                                    5,402
                                                                                                 ----------
                                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                         $1,060,572
                                                                                                 ----------
                                (Cost $1,068,011)                                                $1,060,572
                                                                                                 ----------
                                TOTAL INVESTMENT IN SECURITIES - 99.9%
                                (Cost $1,208,118)                                                $1,201,418
                                                                                                 ----------
                                OTHER ASSETS AND LIABILITIES - 0.1%                              $      917
                                                                                                 ----------
                                TOTAL NET ASSETS - 100.0%                                        $1,202,335
                                                                                                 ==========

(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. At December 31, 2006, the rate was 0.00%.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2006, the value of these securities amounted to $13,715 or 1.1% of total net assets.
N/R  Not rated by either S&P or Moody's.

8    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   Year          7/15/05 (a)
                                                                                   Ended             to
Class II                                                                         12/31/06         12/31/05
Net asset value, beginning of period                                              $ 9.88           $10.00
                                                                                  ------           ------
Increase (decrease) from investment operations:
 Net investment income                                                            $ 0.41           $ 0.16
 Net realized and unrealized loss on investments                                   (0.06)           (0.12)
                                                                                  ------           ------
  Net increase in net assets from investment operations                           $ 0.35           $ 0.04
                                                                                  ------           ------
Distributions to shareowners:
 Net investment income                                                             (0.41)           (0.16)
                                                                                  ------           ------
 Net decrease in net asset value                                                  $(0.06)          $(0.12)
                                                                                  ------           ------
Net asset value, end of period                                                    $ 9.82           $ 9.88
                                                                                  ======           ======
Total return*                                                                       3.64%            0.42%(b)
Ratio of net expenses to average net assets                                         0.85%            0.85%* *
Ratio of net investment income to average net assets                                4.19%            3.57%* *
Portfolio turnover rate                                                               31%               7%(b)
Net assets, end of period (in thousands)                                          $1,202           $  994
Ratios with no waiver of management fees and assumption of expenses by PIM
  Net expenses                                                                      5.89%           10.10%* *
  Net investment loss                                                              (0.85)%          (5.68)%**

(a)   The Portfolio commenced operations on July 15, 2005.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $1,208,118)      $1,201,418
 Cash                                                          35,373
 Receivables --
  Dividends, interest and foreign taxes withheld                9,723
 Other                                                            407
                                                           ----------
    Total assets                                           $1,246,921
                                                           ----------
LIABILITIES:
 Payables --
   Fund shares repurchased                                 $       16
   Dividends                                                    4,024
 Due to affiliates                                              2,992
 Due to Pioneer Investment Management, Inc.                     6,395
 Accrued expenses                                              31,159
                                                           ----------
    Total liabilities                                      $   44,586
                                                           ----------
NET ASSETS:
 Paid-in capital                                           $1,219,978
 Distributions in excess of net investment income                (199)
 Accumulated net realized loss on investments                 (10,744)
 Net unrealized loss on investments                            (6,700)
                                                           ----------
    Total net assets                                       $1,202,335
                                                           ----------
NET ASSET VALUE PER SHARE:
 Class II:
 (No par value, unlimited number of shares authorized)
   Net assets                                              $1,202,335
 Shares outstanding                                           122,439
                                                           ----------
   Net asset value per share                               $     9.82

10   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                 Year
                                                                                                 Ended
                                                                                               12/31/06
INVESTMENT INCOME:
 Interest                                                                                     $  55,474
 Income on securities loaned, net                                                                     1
                                                                                              ---------
  Total investment income                                                                     $  55,475
                                                                                              ---------
EXPENSES:
 Management fees                                                                              $   5,504
 Distribution fees (Class II)                                                                     2,683
 Administrative reimbursements                                                                      307
 Custodian fees                                                                                  12,009
 Professional fees                                                                               28,616
 Printing                                                                                         7,184
 Fees and expenses of nonaffiliated trustees                                                      7,456
 Miscellaneous                                                                                    1,047
                                                                                              ---------
  Total expenses                                                                              $  64,806
  Less management fees waived and expenses assumed by Pioneer Investment Management, Inc.       (55,450)
                                                                                              ---------
  Net expenses                                                                                $   9,356
                                                                                              ---------
   Net investment income                                                                      $  46,119
                                                                                              ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss from investments                                                           $ (10,216)
                                                                                              ---------
 Change in net unrealized gain on investments                                                 $   4,668
                                                                                              ---------
 Net (loss) on investments                                                                    $  (5,548)
                                                                                              =========
 Net increase in net assets resulting from operations                                         $  40,571
                                                                                              =========

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   For the period
                                                                                                    from 7/15/05
                                                                                      Year         (Commencement
                                                                                      Ended        of Operations)
                                                                                    12/31/06        to 12/31/05
FROM OPERATIONS:
Net investment income                                                              $   46,119       $   16,387
Net realized (loss) on investments                                                    (10,216)            (915)
Change in net unrealized gain (loss) on investments                                     4,668          (11,368)
                                                                                   ----------       ----------
  Net increase in net assets resulting from operations                             $   40,571       $    4,104
                                                                                   ----------       ----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class II                                                                          $  (46,273)      $  (16,140)
                                                                                   ----------       ----------
  Total distributions to shareowners                                               $  (46,273)      $  (16,140)
                                                                                   ----------       ----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                   $  213,933       $1,006,348
Reinvestment of distributions                                                           5,432               63
Cost of shares repurchased                                                             (5,684)             (19)
                                                                                   ----------       ----------
  Net increase in net assets resulting from Fund share transactions                $  213,681       $1,006,392
                                                                                   ----------       ----------
  Net increase in net assets                                                       $  207,979       $  994,356

NET ASSETS:
Beginning of period                                                                   994,356               --
                                                                                   ----------       ----------
End of period                                                                      $1,202,335       $  994,356
                                                                                   ==========       ==========
Accumulated undistributed (distributions in excess of) net investment income,
 end of period                                                                     $     (199)      $      365
                                                                                   ==========       ==========

12   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Core Bond VCT Portfolio (The Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:


Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap
       Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth
       Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity
       Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America
       Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio)
       (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

The Portfolio commenced operations on July 15, 2005.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio seeks to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk.

At times, the Portfolio's Investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Temporary cash investments are valued at amortized cost.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

     Fixed income securities with remaining maturity of more than 60 days are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, the Portfolio had a net capital loss carryforward of $10,405, which will expire in 2014 if not utilized.

     The Portfolio elected to defer $294 in capital losses recognized between November 1, 2006 and December 31, 2006 to its fiscal year ended December 31, 2007.

     At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

---------------------------------------------------------------------------------------
                           Undistributed Net     Accumulated Net
Portfolio                  Investment Income      Realized Loss        Paid-In Capital
--------------------------------------------------------------------------------
 Core Bond Portfolio           $ (410)               $410                   $--
                               ======                ====                   ====
---------------------------------------------------------------------------------------

     The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                     2006          2005
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                         $ 46,273       $16,140
                                                         --------       -------
   Total distributions                                   $ 46,273       $16,140
                                                         ========       =======
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                           $    446
 Capital loss carryforward                                (10,405)
 Post-October Loss Deferred                                  (294)
 Unrealized depreciation                                   (7,390)
                                                         --------
   Total                                                 $(17,643)
                                                         ========
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax treatment of amortization on securities purchased at premium.

C.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------

     underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006.

D.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolios. Management fees are calculated daily at the annual rate of 0.50% of the Portfolio's average daily net assets.

Through May 1, 2007, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class II expenses to 0.85% of the average daily net assets attributable to Class II shares.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $2 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3.   Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $130 in transfer agent fees payable to PIMSS at December 31, 2006.

4.   Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $2,860 payable to PFD at December 31, 2006.

5.   Aggregate Unrealized Appreciation and Depreciation
At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

------------------------------------------------------------------------------------------------------
                                                                                             Net
                                                          Gross            Gross        Appreciation/
                                        Tax Cost      Appreciation     Depreciation     (Depreciation)
------------------------------------------------------------------------------------------------------
Pioneer Core Bond VCT Portfolio        $1,208,808       $6,929          $(14,319)         $(7,390)
                                       ==========       ======          =========         ========
-------------------------------------------------------------------------------------------------------

6.   Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $69,543 and $20,321, respectively. The cost of purchases and the proceeds from sales of investments in U.S. Government obligations for the year ended December 31, 2006, were $485,313 and $320,076, respectively.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

7.   Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

---------------------------------------------------------------------------------------
Pioneer Core Bond VCT Portfolio    '06 Shares   '06 Amount   '05 Shares      '05 Amount
---------------------------------------------------------------------------------------
 CLASS II:
 Shares sold                       21,822       $213,933        100,642     $1,006,348
 Reinvestment of distributions        557          5,432              7             63
 Shares repurchased                  (587)        (5,684)            (2)           (19)
                                   ----------------------------------------------------
  Net increase                     21,792       $213,681        100,647     $1,006,392
                                   ====================================================
---------------------------------------------------------------------------------------

8.   New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Core Bond VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Core Bond VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Core Bond VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.



                                        /s/ Ernst & Young LLP



Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio (the "Fund")
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract will: (i) enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for the year to date period for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Lehman Brothers Aggregate Bond Index. The Fund's performance, based upon total return, was in the fifth quintile of its Morningstar category peer group for the year to date period. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareholders. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield of the Fund, before deduction of expenses, compared to the yield of the index. The Trustees concluded that the Fund underperformed relative to its peers during the short period since its inception.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the year to date period was in the second quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the year to date period and expense ratios for the comparable period of a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio (after giving effect to the expense limitation) to be in the second quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated asset levels, a break point in management fees was not necessary. The Trustees will continue to evaluate annually the appropriateness of break points.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING
THE MANAGEMENT CONTRACT                                              (continued)
--------------------------------------------------------------------------------


H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and the benefit to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.


Pioneer Core Bond VCT Portfolio
----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
----------------------------------------------------------------------------------------------------------------------------------
Investment Adviser                                              Trustees and Officers
Pioneer Investment Management, Inc.                             The trust's Board of Trustees provides broad supervision over the portfolio's affairs. The officers of the trust are responsible
Custodian                                                       for the trust's operations. The trust's Trustees and officers are
Brown Brothers Harriman & Co.                                   listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the
Independent Registered Public Accounting Firm                   trust within the meaning of the 1940 Act are referred to as
Ernst & Young LLP                                               Interested Trustees. Trustees who are not interested persons of the trust are referred to as Independent Trustees. Each of the
Principal Underwriter                                           Trustees serves as a trustee of each of the 86 U.S. registered
Pioneer Funds Distributor, Inc.                                 investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested
Legal Counsel                                                   Trustees and all officers of the trust is 60 State Street,
Wilmer Cutler Pickering Hale and Dorr LLP                       Boston, Massachusetts 02109.

Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
 INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee
                           and President     is elected or earlier
                                             retirement or removal.

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer Global Asset Management
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Investment
                           Corporation (since 2004); Director of Fiduciary Counseling, Inc.; President
                           and Director of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                           President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                           Pickering Hale and Dorr LLP (counsel to PIM-USA and the Pioneer Funds)

NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*   Director of ICI Mutual Insurance Company


Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               POSITIONS HELD   LENGTH OF SERVICE
NAME, AGE AND ADDRESS          WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (63)             Trustee          Trustee since 2005. Serves
3050 K. Street NW,                              until a successor trustee
Washington, DC 20007                            is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (58)              Trustee          Trustee since 2000. Serves
3509 Woodbine Street,                           until a successor trustee
Chevy Chase, MD 20815                           is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Trustee          Trustee since 2000. Serves
1001 Sherbrooke Street West,                    until a successor trustee
Montreal, Quebec, Canada                        is elected or earlier
H3A 1G5                                         retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (56)           Trustee          Trustee since 2006. Serves
89 Robbins Avenue,                              until a successor trustee
Berkeley Heights, NJ                            is elected or earlier
07922                                           retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (58)       Trustee          Trustee since 1995. Serves
200 State Street, 12th                          until a successor trustee
Floor, Boston, MA 02109                         is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (70)             Trustee          Trustee since 2000. Serves
One North Adgers Wharf,                         until a successor trustee
Charleston, SC 29401                            is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------

NAME, AGE AND ADDRESS          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (63)             Senior Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded
3050 K. Street NW,             health care services company) (2001 - present); Managing Partner, Federal
Washington, DC 20007           City Capital Advisors (boutique merchant bank) (2002 to 2004); and
                               Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-
                               based mortgage trading company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              President, Bush International (international financial advisory firm)
3509 Woodbine Street,
Chevy Chase, MD 20815
-----------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Founding Director, The Winthrop Group, Inc. (consulting firm); and
1001 Sherbrooke Street West,   Desautels Faculty of Management, McGill University
Montreal, Quebec, Canada
H3A 1G5
-----------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)           Private investor (2004 - present); and Senior Executive Vice President, The
89 Robbins Avenue,             Bank of New York (financial and securities services) (1986 - 2004)
Berkeley Heights, NJ
07922
-----------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)       President and Chief Executive Officer, Newbury, Piret & Company, Inc.
200 State Street, 12th         (investment banking firm)
Floor, Boston, MA 02109
-----------------------------------------------------------------------------------------------------------------
John Winthrop (70)             President, John Winthrop & Co., Inc. (private investment firm)
One North Adgers Wharf,
Charleston, SC 29401
-----------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS          OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (63)             Director of The Enterprise Social Investment
3050 K. Street NW,             Company (privately-held affordable housing
Washington, DC 20007           finance company); and Director of New York
                               Mortgage Trust (publicly traded mortgage
                               REIT)
--------------------------------------------------------------------------------
Mary K. Bush (58)              Director of Brady Corporation (industrial
3509 Woodbine Street,          identification and specialty coated material
Chevy Chase, MD 20815          products manufacturer); Director of Briggs
                               & Stratton Co. (engine manufacturer);
                               Director of Mortgage Guaranty Insurance
                               Corporation; and Director of UAL
                               Corporation (airline holding company)
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      None
1001 Sherbrooke Street West,
Montreal, Quebec, Canada
H3A 1G5
--------------------------------------------------------------------------------
Thomas J. Perna (56)           Director of Quadriserv Inc. (technology
89 Robbins Avenue,             products for securities lending industry)
Berkeley Heights, NJ
07922
--------------------------------------------------------------------------------
Marguerite A. Piret (58)       Director of New America High Income Fund,
200 State Street, 12th         Inc. (closed-end investment company)
Floor, Boston, MA 02109
--------------------------------------------------------------------------------
John Winthrop (70)             None
One North Adgers Wharf,
Charleston, SC 29401
--------------------------------------------------------------------------------

Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Osbert M. Hood (54)+         Executive Vice   Since 2003. Serves at the
                             President        discretion of the Board
--------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Christopher P. Harvey        Assistant        Since 2006. Serves at the
 (45)                        Secretary        discretion of the Board
--------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------

NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Osbert M. Hood (54)+         President and Chief Executive Officer, PIM-USA since May 2003 (Director since January 2001; Executive Vice President and Chief Operating Officer
                             from November 2000 - May 2003); Director of PGAM since June 2003;
                             President and Director of Pioneer since May 2003; President and Director of Pioneer Institutional Asset Management, Inc. since February 2006;
                             Chairman and Director of Pioneer Investment Management Shareholder
                             Services, Inc. ("PIMSS") since May 2003; Director of PFD since May 2006;
                             Director of Oak Ridge Investments, LLC (a registered investment adviser in which PIM-USA owns a minority interest) since January 2005; Director of
                             Vanderbilt Capital Advisors, LLC (an institutional investment adviser wholly-
                             owned by PIM-USA) since June 2006; and Executive Vice President of all of the Pioneer Funds since June 2003

+Mr. Hood resigned as EVP effective January 9, 2007.
-------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
-------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since July 2002; Vice
                             President and Senior Counsel of BISYS Fund Services, Inc. (April 2001 to
                             June 2002); Senior Vice President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001); and Assistant Secretary of all of
                             the Pioneer Funds since September 2003
-------------------------------------------------------------------------------------------------------------
Christopher P. Harvey        Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and Assistant Secretary
 (45)                        of all of the Pioneer Funds since July 2006.
-------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and Senior Vice
                             President, CDC IXIS Asset Management Services from 2002 to 2003;
                             Assistant Treasurer and Vice President, MFS Investment Management from
                             1997 to 2002; and Assistant Treasurer of all of the Pioneer Funds since
                             November 2004
-------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Assistant Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Fund Accounting Manager - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds since May 2002
-------------------------------------------------------------------------------------------------------------

NAME AND AGE                            OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Osbert M. Hood (54)+                    Trustee of certain Pioneer Funds
--------------------------------------------------------------------------------
Dorothy E. Bourassa (58)                None
--------------------------------------------------------------------------------
Christopher J. Kelley (42)              None
--------------------------------------------------------------------------------
Christopher P. Harvey                   None
 (45)
--------------------------------------------------------------------------------
Vincent Nave (61)                       None
--------------------------------------------------------------------------------
Mark E. Bradley (47)                    None
--------------------------------------------------------------------------------
Luis I. Presutti (41)                   None
--------------------------------------------------------------------------------
Gary Sullivan (48)                      None
--------------------------------------------------------------------------------

Pioneer Core Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE
Katherine Kim Sullivan    Assistant        Since 2003. Serves at the
(33)                      Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Terrence J. Cullen (45)   Chief            Since 2006. Serves at the
                          Compliance       discretion of the Board
                          Officer
--------------------------------------------------------------------------------

NAME AND AGE              PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Katherine Kim Sullivan    Fund Administration Manager - Fund Accounting, Administration and
(33)                      Controllership Services since June 2003; Assistant Vice President - Mutual
                          Fund Operations of State Street Corporation from June 2002 to June 2003
                          (formerly Deutsche Bank Asset Management); Pioneer Fund Accounting,
                          Administration and Controllership Services (Fund Accounting Manager from
                          August 1999 to May 2002); and Assistant Treasurer of all of the Pioneer
                          Funds since September 2003
---------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)   Chief Compliance Officer of Pioneer and all of the Pioneer Funds since
                          March 2006; Vice President and Senior Counsel of Pioneer since
                          September 2004; and Senior Vice President and Counsel, State Street
                          Research & Management Company (February 1998 to September 2004)
---------------------------------------------------------------------------------------------------------

NAME AND AGE              OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katherine Kim Sullivan    None
(33)
--------------------------------------------------------------------------------
Terrence J. Cullen (45)   None
--------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18684-01-0207


[Logo] PIONEER
       Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                           Pioneer Cullen Value VCT Portfolio -- Class II Shares




                                                                   ANNUAL REPORT

                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Cullen Value VCT Portfolio

  Portfolio and Performance Update                                       2

  Comparing Ongoing Portfolio Expenses                                   3

  Portfolio Management Discussion                                        4

  Schedule of Investments                                                6

  Financial Statements                                                   8

  Notes to Financial Statements                                         12

  Report of Independent Registered Public
    Accounting Firm                                                     16

  Factors Considered by the Independent Trustees
    in Approving the Management Contract                                17

  Trustees, Officers and Service Providers                              20

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                              71.4%
Depositary Receipts for International Stocks                    16.0%
Temporary Cash Investment                                       10.8%
International Common Stocks                                      1.8%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                      33.3%
Consumer Staples                                                22.6%
Industrials                                                     13.9%
Health Care                                                      8.3%
Telecommunication Services                                       5.7%
Information Technology                                           5.3%
Materials                                                        5.2%
Consumer Discretionary                                           4.1%
Energy                                                           1.6%

Five Largest Holdings
(As a percentage of equity holdings)

1.       Morgan Stanley                3.60%
2.       J.P. Morgan Chase & Co.       3.52
3.       Regions Financial Corp.       3.50
4.       Unilever N.V.                 3.47
5.       Raytheon Co.                  3.44

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/06      12/31/05
Net Asset Value per Share      $ 12.85       $ 10.99

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $ 0.0209       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Cullen Value VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Pioneer Cullen
Date                     Value VCT Portfolio            S&P 500
3/05                     $10,000                        $10,000
12/05                    $11,056                        $10,721
12/06                    $12,951                        $12,413

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class
(3/18/05)                                                               15.17%
1 Year                                                                  17.14%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                                         II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                               $ 1,000.00
Ending Account Value on 12/31/06                                $ 1,106.76
Expenses Paid During Period*                                    $     5.31

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                                         II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                               $ 1,000.00
Ending Account Value on 12/31/06                                $ 1,020.16
Expenses Paid During Period*                                    $     5.09

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

In the fifth year of a revival of the domestic economy, stock prices advanced during 2006. The general ascent of equity prices was interrupted only in mid-May through mid-July because of concerns about rising interest rates and higher energy prices. In general, however, the expanding economy and rising corporate profitability gave confidence to investors, who bid up stock valuations. In the following interview, James P. Cullen discusses the factors that influenced Pioneer Cullen Value VCT Portfolio's performance during the 12 months ended December 31, 2006. Mr. Cullen, President of Cullen Capital Management LLC, the Portfolio's subadviser, oversees the team responsible for the daily management of the Portfolio.

Q.   How did the Portfolio perform during 2006?

A. Pioneer Cullen Value VCT Portfolio, Class II shares, had a total return of 17.14%, at net asset value, for the twelve months ended December 31, 2006. The Standard & Poor's 500 Index, a benchmark for the broad market, gained 15.78% over that same period. Since inception, the Portfolio had an annualized return of 15.17% vs. 13.15% for the S&P 500. (The S&P 500 Index return is based on the period from March 31, 2005 through December 31, 2006.)

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   What were the principal factors influencing performance during the year?

A. The broad market began the year strongly before faltering for two months, starting in mid-May, because of concerns that rising oil prices and higher short-term interest rates might stall the economic recovery. However, when the U.S. Federal Reserve Board left short-term rates stable during the final six months of the year and oil prices started to recede, investors grew more confident in the sustainability of the economic recovery. Company earnings continued to exceed expectations, as corporations maintained their emphasis on cutting costs and improving productivity. In addition, many corporations became increasingly adept at competing in a global economy.

     We maintained our value-oriented strategy during the year, however, we became somewhat more conservative. We increased our investments in stocks with relatively high dividend yields, and we added to our health-care positions, which are defensive in that they are counter-cyclical. We continue to focus on stocks with relatively low price-to-earnings ratios relative to the overall market where we believe there is a catalyst which will enable these companies to show better than average earnings results over the next few years. We have seen periods in the past when our particular strategy may lag, especially in periods when the broad market advances without interruption and stocks with high price-to-earnings ratios are leading the market. However, we believe that if one applies the value discipline over the long-term, successful investment results will follow.

Q.   What types of investments most influenced performance for the 12 months?

A. BellSouth was a leading performer. The stock price had been depressed, but earnings improved as the company benefited from the earlier acquisition of 40% of Cingular Wireless. The stock got an extra boost when AT&T, which

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     owned the other 60% of Cingular, acquired BellSouth at a healthy premium. Hewlett-Packard, a growth stock whose price had been depressed, continued to perform well as it benefited from cost-cutting and the growth of its international businesses. Diageo was one of the leading performers as it continued to benefit from selling its products, like Johnny Walker, in the emerging markets like India and China. In addition, major financial companies Merrill Lynch and J.P. Morgan both reported strong earnings boosted by investment banking in the global markets. New purchases during the year, Morgan Stanley, AIG and Bunge also had strong performance

     The biggest drags on our performance were our increased exposure to the out-of-favor health-care stocks and our underweighting of energy stocks. These positions especially hurt us in the second half of the year when energy and commodity stocks were the leaders in a strong and somewhat speculative rally and drug stocks were flat. In the health-care sector, our holdings were Pfizer in the U.S, GlaxoSmithKline of the U.K, and Sanofi-Aventis of France. Drug stocks are one of the most oversold groups in the market as the press focuses on the threat of generics and the lack of new drugs in their pipelines. We believe these negatives are in the price of the stocks and any surprise like new drugs, international demand and industry consolidation could have a positive impact on the stocks.

Q.   What is your investment outlook?

A. We believe that the most important aspect of investing is to invest with discipline and invest for the long term. History shows that following these two principles goes a long way towards smoothing the market's short-term volatility. That being said, it would seem that with interest rates at historic low levels and inflation also at modest levels, stocks, while not necessarily cheap, are cheap relative to bonds. Corporations, meanwhile, are in better financial shape than they have been for several years, with large cash reserves on their balance sheets and a renewed determination to compete in the global marketplace. Also, there is a potential demand for stocks due to the huge amount of money in the U.S and globally that moved out of the market during the 3-year bear market and is still sitting in investments that are typically much lower-yielding than stocks.









     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

      Shares                                                     Value
                  COMMON STOCKS - 90.2%
                  Energy - 1.5%
                  Integrated Oil & Gas - 1.5%
       2,900      ConocoPhillips                           $   208,655
                                                           -----------
                  Total Energy                             $   208,655
                                                           -----------
                  Materials - 4.7%
                  Construction Materials - 1.7%
       7,000      Cemex SA (A.D.R.)                        $   237,160
                                                           -----------
                  Diversified Metals & Mining - 1.6%
       9,440      Anglo American Plc                       $   230,430
                                                           -----------
                  Forest Products - 1.4%
       2,800      Weyerhaeuser Co.                         $   197,820
                                                           -----------
                  Total Materials                          $   665,410
                                                           -----------
                  Capital Goods - 10.2%
                  Aerospace & Defense - 5.6%
       8,400      Raytheon Co.                             $   443,520
       5,600      United Technologies Corp.                    350,112
                                                           -----------
                                                           $   793,632
                                                           -----------
                  Industrial Conglomerates - 4.6%
       5,250      3M Co.                                   $   409,133
       6,700      General Electric Co.                         249,307
                                                           -----------
                                                           $   658,440
                                                           -----------
                  Total Capital Goods                      $ 1,452,072
                                                           -----------
                  Transportation - 2.4%
                  Railroads - 2.4%
       4,170      Canadian National Railway Co. (a)        $   179,435
       3,000      Canadian Pacific Railway, Ltd. (a)           158,280
                                                           -----------
                                                           $   337,715
                                                           -----------
                  Total Transportation                     $   337,715
                                                           -----------
                  Automobiles & Components - 1.5%
                  Auto Parts & Equipment - 1.5%
       3,600      Borg-Warner Automotive, Inc.             $   212,472
                                                           -----------
                  Total Automobiles & Components           $   212,472
                                                           -----------
                  Media - 0.1%
                  Publishing - 0.1%
         455      Idearc, Inc.*                            $    13,036
                                                           -----------
                  Total Media                              $    13,036
                                                           -----------
                  Retailing - 2.1%
                  Home Improvement Retail - 2.1%
       7,600      Home Depot, Inc.                         $   305,216
                                                           -----------
                  Total Retailing                          $   305,216
                                                           -----------
                  Food, Beverage & Tobacco - 17.7%
                  Agricultural Products - 4.1%
       5,600      Archer Daniels Midland Co.               $   178,976
       5,750      Bunge, Ltd. (a)                              416,933
                                                           -----------
                                                           $   595,909
                                                           -----------

      Shares                                                     Value
                  Distillers & Vintners - 2.8%
       5,000      Diageo Plc (A.D.R.)                      $   396,550
                                                           -----------
                  Packaged Foods & Meats - 10.8%
       6,700      General Mills, Inc.                      $   385,920
      10,680      Kraft Foods, Inc. (a)                        381,276
       3,700      Nestle SA (A.D.R.)                           328,582
      16,400      Unilever N.V.                                446,900
                                                           -----------
                                                           $ 1,542,678
                                                           -----------
                  Total Food, Beverage & Tobacco           $ 2,535,137
                                                           -----------
                  Household & Personal Products - 2.6%
                  Household Products - 2.6%
       5,500      Kimberly-Clark Corp.                     $   373,725
                                                           -----------
                  Total Household & Personal
                  Products                                 $   373,725
                                                           -----------
                  Pharmaceuticals & Biotechnology - 7.5%
                  Pharmaceuticals - 7.5%
       6,150      GlaxoSmithKline                          $   324,474
      15,200      Pfizer, Inc.                                 393,680
       7,520      Sanofi-Synthelabo SA (A.D.R.)                347,198
                                                           -----------
                                                           $ 1,065,352
                                                           -----------
                  Total Pharmaceuticals &
                  Biotechnology                            $ 1,065,352
                                                           -----------
                  Banks - 6.6%
                  Diversified Banks - 3.4%
       3,800      Icici Bank, Ltd.*                        $   158,612
       5,800      Wachovia Corp.                               330,310
                                                           -----------
                                                           $   488,922
                                                           -----------
                  Regional Banks - 3.2%
      12,050      Regions Financial Corp. (a)              $   450,670
                                                           -----------
                  Total Banks                              $   939,592
                                                           -----------
                  Diversified Financials - 15.3%
                  Diversified Capital Markets - 1.8%
       4,200      UBS AG                                   $   253,386
                                                           -----------
                  Investment Banking & Brokerage - 6.1%
       4,450      Merrill Lynch & Co., Inc.                $   414,295
       5,700      Morgan Stanley                               464,151
                                                           -----------
                                                           $   878,446
                                                           -----------
                  Diversified Financial Services - 7.3%
       7,600      Bank of America Corp.                    $   405,764
       3,450      Citigroup, Inc.                              192,165
       9,400      J.P. Morgan Chase & Co.                      454,020
                                                           -----------
                                                           $ 1,051,949
                                                           -----------
                  Total Diversified Financials             $ 2,183,781
                                                           -----------

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                    Value
                  Insurance - 8.2%
                  Life & Health Insurance - 3.0%
       7,200      MetLife, Inc.                           $   424,872
                                                          -----------
                  Multi-Line Insurance - 3.1%
       6,150      American International Group, Inc.      $   440,709
                                                          -----------
                  Property & Casualty Insurance - 2.1%
       5,800      Chubb Corp.                             $   306,878
                                                          -----------
                  Total Insurance                         $ 1,172,459
                                                          -----------
                  Technology Hardware & Equipment - 4.8%
                  Communications Equipment - 1.7%
      12,000      Nokia Corp. (A.D.R.)                    $   243,840
                                                          -----------
                  Computer Hardware - 2.2%
       7,600      Hewlett-Packard Co.                     $   313,044
                                                          -----------
                  Technology Distributors - 0.9%
       4,150      Arrow Electronics, Inc.*                $   130,933
                                                          -----------
                  Total Technology Hardware &
                  Equipment                               $   687,817
                                                          -----------
                  Telecommunication Services - 5.1%
                  Integrated Telecom Services - 5.1%
       8,400      BellSouth Corp.                         $   395,724
       9,100      Verizon Communications, Inc.                338,883
                                                          -----------
                                                          $   734,608
                                                          -----------
                  Total Telecommunication Services        $   734,608
                                                          -----------
                  TOTAL COMMON STOCKS
                  (Cost $11,227,309)                      $12,887,047
                                                          -----------

      Shares                                                    Value
                  TEMPORARY CASH INVESTMENT - 10.9%
                  Security Lending Collateral - 10.8%
   1,557,108      Securities Lending Investment
                  Fund, 5.26%                             $ 1,557,107
                                                          -----------
                  TOTAL TEMPORARY CASH
                  INVESTMENT
                  (Cost $1,557,107)                       $ 1,557,107
                                                          -----------
                  TOTAL INVESTMENT IN
                  SECURITIES - 101.1%
                  (Cost $12,784,416)                      $14,444,154
                                                          -----------
                  OTHER ASSETS AND
                  LIABILITIES - (1.1)%                    $  (153,691)
                                                          -----------
                  TOTAL NET ASSETS - 100.0%               $14,290,463
                                                          ===========

*        Non-Income producing security.
(A.D.R.) American Depositary Receipt
(a)      At December 31, 2006, the following securities were out on loan:


                                                    Market
 Shares      Security                                Value
  5,692      Bunge, Ltd.                        $  412,727
  4,128      Canadian National Railway Co.         177,628
  2,970      Canadian Pacific Railway, Ltd.        156,697
 10,573      Kraft Foods, Inc.                     377,456
 10,197      Regions Financial Corp.               381,367
                                                ----------
                                                $1,505,875
                                                ==========

The accompanying notes are an integral part of these financial statements.    7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                          Year         3/18/05 (a)
                                                                                         Ended             to
Class II                                                                                12/31/06        12/31/05
Net asset value, beginning of period                                                    $ 10.99        $ 10.00
                                                                                        -------        -------
Increase from investment operations:
 Net investment income                                                                  $  0.12        $  0.04
 Net realized and unrealized gain on investments                                           1.76           0.95
                                                                                        -------        -------
  Net increase from investment operations                                               $  1.88        $  0.99
Distributions to shareowners:
 Net income                                                                               (0.02)             --
                                                                                        -------        --------
 Net investment increase in net asset value                                             $  1.86        $  0.99
                                                                                        -------        --------
 Net asset value, end of period                                                         $ 12.85        $ 10.99
                                                                                        -------        --------
Total return*                                                                             17.14%          9.90%(b)
Ratio of net expenses to average net assets+                                               1.00%          1.00%**
Ratio of net investment income to average net assets+                                      1.70%          1.13%**
Portfolio turnover rate                                                                      19%            34%(b)
Net assets, end of period (in thousands)                                                $14,290        $ 4,523
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                             1.68%          5.71%**
  Net investment income (loss)                                                             1.02%         (3.58)%**

(a)  Class II shares were first publicly offered on March 18, 2005.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
(b)  Not Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense list charges, separate account charges, and sales charges.


8    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $1,505,875)
  (cost $12,784,416)                                                                      $14,444,154
 Cash                                                                                       1,459,270
 Receivables --
  Fund shares sold                                                                              7,499
  Dividends, interest and foreign taxes withheld                                               18,289
 Other                                                                                            647
                                                                                          -----------
   Total assets                                                                           $15,929,859
                                                                                          -----------
LIABILITIES:
 Payables --
  Investment securities purchased                                                         $    28,361
  Fund shares repurchased                                                                       7,080
  Upon return of securities loaned                                                          1,557,107
 Due to affiliates                                                                                593
 Due to Pioneer Investment Management, Inc.                                                     8,340
 Accrued expenses                                                                              37,915
                                                                                          -----------
   Total liabilities                                                                      $ 1,639,396
                                                                                          -----------
NET ASSETS:
 Paid-in capital                                                                          $12,545,946
 Undistributed net investment income                                                          153,992
 Accumulated net realized loss on investments                                                 (69,213)
 Net unrealized gain on investments                                                         1,659,738
                                                                                          -----------
   Total net assets                                                                       $14,290,463
                                                                                          -----------
NET ASSET VALUE PER SHARE:
Class II:
(No par value unlimited number of shares authorized)
 Net assets                                                                               $14,290,463
Shares outstanding                                                                          1,111,785
                                                                                          -----------
 Net asset value per share                                                                $     12.85

The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                  Year
                                                                                                 Ended
                                                                                                12/31/06
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $5,734)                                          $  207,005
 Interest                                                                                         34,210
 Income on securities loaned, net                                                                  3,143
                                                                                              ----------
  Total investment income                                                                     $  244,358
                                                                                              ----------
EXPENSES:
 Management fees                                                                              $   63,522
 Transfer agent fees and expenses                                                                  1,521
 Distribution fees (Class II)                                                                     22,690
 Administrative reimbursements                                                                     2,038
 Custodian fees                                                                                   18,361
 Professional fees                                                                                32,245
 Printing                                                                                          5,541
 Fees and expenses of nonaffiliated trustees                                                       5,329
 Miscellaneous                                                                                       836
                                                                                              ----------
  Total expenses                                                                              $  152,083
  Less management fees waived and expenses assumed by Pioneer Investment Management, Inc.        (61,750)
                                                                                              ----------
  Net expenses                                                                                $   90,333
                                                                                              ----------
   Net investment income                                                                      $  154,025
                                                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss from investments                                                           $  (27,536)
                                                                                              ----------
 Change in net unrealized gain from investments                                               $1,399,521
                                                                                              ----------
   Net gain on investments                                                                    $1,371,985
                                                                                              ----------
   Net increase in net assets resulting from operations                                       $1,526,010
                                                                                              ==========

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              3/18/05
                                                                                           (Commencement
                                                                           Year Ended      of Operations)
                                                                            12/31/06        to 12/31/05
FROM OPERATIONS:
Net investment income                                                    $    154,025       $   17,229
Net realized loss on investments                                              (27,536)         (41,677)
Change in net unrealized gain on investments                                1,399,521          260,217
                                                                         ------------       ----------
  Net increase in net assets resulting from operations                   $  1,526,010       $  235,769
                                                                         ------------       ----------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
 Class II                                                                $    (17,546)      $       --
                                                                         ------------       ----------
  Total distributions to shareowners                                     $    (17,546)      $       --
                                                                         ------------       ----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         $ 10,521,711       $4,361,712
Reinvestment of distributions                                                  17,128               --
Cost of shares repurchased                                                 (2,279,933)         (74,388)
                                                                         ------------       ----------
  Net increase in net assets resulting from Fund share transactions      $  8,258,906       $4,287,324
                                                                         ------------       ----------
  Net increase in net assets                                             $  9,767,370       $4,523,093
NET ASSETS:
Beginning of period                                                         4,523,093               --
                                                                         ------------       ----------
End of period                                                            $ 14,290,463       $4,523,093
                                                                         ============       ==========
Undistributed net investment income, end of period                       $    153,992       $   17,513
                                                                         ============       ==========

The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
The Pioneer Cullen Value VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:


Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio)
       (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio seeks capital appreciation and, secondarily, it seeks income.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. Investing in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, the Portfolio had a net capital loss carryforward of $66,634 of which the following amounts will expire between 2013 and 2014 if not utilized: $38,265 in 2013 and $28,369 in 2014.

     The following chart shows the distributions paid during the year ended December 31, 2006 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis. There were no distributions paid during the year ended December 31, 2005.

--------------------------------------------------------------------------------
                                         2006
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary Income                    $   17,546

                                     ----------
    Total distributions              $   17,546
                                     ==========

  Distributable Earnings
    (Accumulated Losses):
  Undistributed ordinary income      $  153,992
  Capital loss carryforward             (66,634)
  Unrealized appreciation             1,657,159
                                     ----------
    Total                            $1,744,517
                                     ==========
--------------------------------------------------------------------------------

C.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

     Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

E.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2.   Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $27 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

Through May 1, 2007, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares.

3.   Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $271 in transfer agent fees payable to PIMSS at December 31, 2006.

4.   Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $295 payable to PFD at December 31, 2006.

5.   Aggregate Unrealized Appreciation and Depreciation
At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

-----------------------------------------------------------------------------------------------
                                                                                     Net
                                                  Gross            Gross        Appreciation/
                               Tax Cost       Appreciation     Depreciation     (Depreciation)
-----------------------------------------------------------------------------------------------
Cullen Value Portfolio       $12,786,995       $1,674,559       $ (17,400)        $1,657,159
                             ===========       ==========       =========         ==========
-----------------------------------------------------------------------------------------------

6.   Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $9,001,120 and $1,587,267, respectively.

7.   Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

-----------------------------------------------------------------------------------------------
Cullen Value Portfolio              '06 Shares      '06 Amount      '05 Shares      '05 Amount
-----------------------------------------------------------------------------------------------
 CLASS II:
 Shares sold                          892,397      $ 10,521,711      418,641       $4,361,712
 Reinvestment of distributions          1,514            17,128           --               --
 Shares repurchased                  (194,177)       (2,279,933)      (7,130)         (74,388)
                                     --------------------------------------------------------
 Net increase                         700,274      $  8,258,906      411,511       $4,287,324
                                     ========================================================
-----------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.   New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Cullen Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Cullen Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Cullen Value VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                              /s/ Ernst & Young LLP

Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio (the "Fund")
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT


The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract") between the Fund and Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"). The Investment Adviser has retained Cullen Asset Management, LLC (the "Sub-adviser") to act as sub-adviser to the Fund pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-adviser (the "Sub-advisory Agreement"). The Trustees have determined that the terms of the Management Contract and the Sub-advisory Agreement are fair and reasonable and that renewal of these contracts: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and
(ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of the Investment Adviser, or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract and Sub-advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and Sub-advisory Agreement, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates and (ix) the investment and compliance staffs and operations of the Sub-adviser.

Specifically, in connection with the Independent Trustees' review of the Management Contract and the Sub-advisory Agreement, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's and Sub-adviser's services and the reasonableness of the fees under the Management Contract and the Sub-advisory Agreement. Among other items, this information included data or analyses of (1) investment performance for the 12 month period ended June 30, 2006 for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser and the Sub-adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser and the Sub-adviser, (6) the Investment Adviser's and the Sub-adviser's financial results and condition, including, in the case of the Investment Adviser, its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                                  (continued)
--------------------------------------------------------------------------------

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser and the Sub-adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the first quintile of its Morningstar category peer group for the 12 months ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the activities of the Investment Adviser in monitoring the investment and compliance operations of the Sub-adviser. The Trustees concluded that the performance of the Fund was strong during the short period since its inception.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser and Sub-adviser responsible for investment operations. Among other things, the Trustees considered the size, education and experience of the Sub-adviser's investment staff. The Trustees concluded that the Investment Adviser and the Sub-adviser have the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract and the Sub-advisory Agreement.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee, based on 2006 data, was in the third quintile relative to the management fees paid by the other funds in that peer group. The Trustees also evaluated the fee under the Sub-advisory agreement and the portion of the fee under the Management Contract retained by the Investment Adviser and determined they were consistent with other sub-advised funds. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 (after giving effect to the expense limitation) to be in the first quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated asset levels, break points in the management fee are not necessary at this time. The Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and its affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Subadviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's and the Sub-adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser and the Sub-adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the Sub-adviser, and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund and the Sub-advisory Agreement, including the fees payable thereunder, were fair and reasonable and that their renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract and the Sub-advisory Agreement for another year.

Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------
Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The trust's Board of Trustees provides broad supervision over the portfolio's affairs. The officers of the trust are responsible for the trust's operations. The trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 86 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the trust is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                            POSITIONS HELD      LENGTH OF SERVICE
NAME AND AGE                WITH THE TRUST      AND TERM OF OFFICE
John F. Cogan, Jr. (80)*    Chairman of the     Trustee since 1994. Serves
                            Board, Trustee      until a successor trustee
                            and President       is elected or earlier
                                                retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

NAME AND AGE                PRINCIPAL OCCUPATION DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*    Deputy Chairman and a Director of Pioneer Global      Director of ICI Mutual Insurance Company
                            Asset Management S.p.A. ("PGAM"); Non-Executive
                            Chairman and a Director of Pioneer Investment
                            Management USA Inc. ("PIM-USA"); Chairman and a
                            Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc.
                            (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin); President
                            and a Director of Pioneer Alternative Investment
                            Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund
                            (Russia) (until June 2006); Director of Nano-C,
                            Inc. (since 2003); Director of Cole Investment
                            Corporation (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of
                            Pioneer Funds Distributor, Inc. ("PFD") (until May
                            2006); President of all of the Pioneer Funds; and
                            Of Counsel, Wilmer Cutler Pickering Hale and Dorr
                            LLP (counsel to PIM-USA and the Pioneer Funds)
*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                            POSITIONS HELD      LENGTH OF SERVICE
NAME, AGE AND ADDRESS       WITH THE TRUST      AND TERM OF OFFICE                PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (63)          Trustee             Trustee since 2005. Serves        Senior Vice President and Chief Financial Officer,
3050 K. Street NW,                              until a successor trustee         I-trax, Inc. (publicly traded health care services
Washington, DC 20007                            is elected or earlier             company) (2001 - present); Managing Partner,
                                                retirement or removal.            Federal City Capital Advisors (boutique merchant
                                                                                  bank) (2002 to 2004); and Executive Vice President
                                                                                  and Chief Financial Officer, Pedestal Inc.
                                                                                  (internet-based mortgage trading company)
                                                                                  (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)           Trustee             Trustee since 2000. Serves        President, Bush International (international
3509 Woodbine Street,                           until a successor trustee         financial advisory firm)
Chevy Chase, MD 20815                           is elected or earlier
                                                retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)   Trustee             Trustee since 2000. Serves        Founding Director, The Winthrop Group, Inc.
1001 Sherbrooke Street West,                    until a successor trustee         (consulting firm); and Desautels Faculty of
Montreal, Quebec, Canada                        is elected or earlier             Management, McGill University
H3A 1G5                                         retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)        Trustee             Trustee since 2006. Serves        Private investor (2004 - present); and Senior
89 Robbins Avenue,                              until a successor trustee         Executive Vice President, The Bank of New York
Berkeley Heights, NJ                            is elected or earlier             (financial and securities services) (1986 - 2004)
07922                                           retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)    Trustee             Trustee since 1995. Serves        President and Chief Executive Officer, Newbury,
200 State Street, 12th                          until a successor trustee         Piret & Company, Inc. (investment banking firm)
Floor, Boston, MA 02109                         is elected or earlier
                                                retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)          Trustee             Trustee since 2000. Serves        President, John Winthrop & Co., Inc. (private
One North Adgers Wharf,                         until a successor trustee         investment firm)
Charleston, SC 29401                            is elected or earlier
                                                retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (63)          Director of The Enterprise Social Investment
3050 K. Street NW,          Company (privately-held affordable housing
Washington, DC 20007        finance company); and Director of New York
                            Mortgage Trust (publicly traded mortgage
                            REIT)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)           Director of Brady Corporation (industrial
3509 Woodbine Street,       identification and specialty coated material
Chevy Chase, MD 20815       products manufacturer); Director of Briggs
                            & Stratton Co. (engine manufacturer);
                            Director of Mortgage Guaranty Insurance
                            Corporation; and Director of UAL
                            Corporation (airline holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)   None
1001 Sherbrooke Street West,
Montreal, Quebec, Canada
H3A 1G5
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)        Director of Quadriserv Inc. (technology
89 Robbins Avenue,          products for securities lending industry)
Berkeley Heights, NJ
07922
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)    Director of New America High Income Fund,
200 State Street, 12th      Inc. (closed-end investment company)
Floor, Boston, MA 02109
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)          None
One North Adgers Wharf,
Charleston, SC 29401
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                            POSITIONS HELD      LENGTH OF SERVICE
NAME AND AGE                WITH THE TRUST      AND TERM OF OFFICE                PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Osbert M. Hood (54)+        Executive Vice      Since 2003. Serves at the         President and Chief Executive Officer, PIM-USA
                            President           discretion of the Board           since May 2003 (Director since January 2001;
                                                                                  Executive Vice President and Chief Operating
                                                                                  Officer from November 2000 - May 2003); Director
                                                                                  of PGAM since June 2003; President and Director of
                                                                                  Pioneer since May 2003; President and Director of
                                                                                  Pioneer Institutional Asset Management, Inc. since
                                                                                  February 2006; Chairman and Director of Pioneer
                                                                                  Investment Management Shareholder Services, Inc.
                                                                                  ("PIMSS") since May 2003; Director of PFD since
                                                                                  May 2006; Director of Oak Ridge Investments, LLC
                                                                                  (a registered investment adviser in which PIM-USA
                                                                                  owns a minority interest) since January 2005;
                                                                                  Director of Vanderbilt Capital Advisors, LLC (an
                                                                                  institutional investment adviser wholly-owned by
                                                                                  PIM-USA) since June 2006; and Executive Vice
                                                                                  President of all of the Pioneer Funds since June
                                                                                  2003


+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)    Secretary           Since 2000. Serves at the         Secretary of PIM-USA; Senior Vice President -
                                                discretion of the Board           Legal of Pioneer; Secretary/Clerk of most of
                                                                                  PIM-USA's subsidiaries; and Secretary of all of
                                                                                  the Pioneer Funds since September 2003 (Assistant
                                                                                  Secretary from November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)  Assistant           Since 2003. Serves at the         Vice President and Senior Counsel of Pioneer since
                            Secretary           discretion of the Board           July 2002; Vice President and Senior Counsel of
                                                                                  BISYS Fund Services, Inc. (April 2001 to June
                                                                                  2002); Senior Vice President and Deputy General
                                                                                  Counsel of Funds Distributor, Inc. (July 2000 to
                                                                                  April 2001); and Assistant Secretary of all of the
                                                                                  Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey       Assistant           Since 2006. Serves at the         Partner, Wilmer Cutler Pickering Hale and Dorr
(45)                        Secretary           discretion of the Board           LLP; and Assistant Secretary of all of the Pioneer
                                                                                  Funds since July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)           Treasurer           Since 2000. Serves at the         Vice President - Fund Accounting, Administration
                                                discretion of the Board           and Controllership Services of Pioneer; and
                                                                                  Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)        Assistant           Since 2004. Serves at the         Deputy Treasurer of Pioneer since 2004; Treasurer
                            Treasurer           discretion of the Board           and Senior Vice President, CDC IXIS Asset
                                                                                  Management Services from 2002 to 2003; Assistant
                                                                                  Treasurer and Vice President, MFS Investment
                                                                                  Management from 1997 to 2002; and Assistant
                                                                                  Treasurer of all of the Pioneer Funds since
                                                                                  November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)       Assistant           Since 2000. Serves at the         Assistant Vice President - Fund Accounting,
                            Treasurer           discretion of the Board           Administration and Controllership Services of
                                                                                  Pioneer; and Assistant Treasurer of all of the
                                                                                  Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)          Assistant           Since 2002. Serves at the         Fund Accounting Manager - Fund Accounting,
                            Treasurer           discretion of the Board           Administration and Controllership Services of
                                                                                  Pioneer; and Assistant Treasurer of all of the
                                                                                  Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

NAME AND AGE                OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Osbert M. Hood (54)+        Trustee of certain Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)    None
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)  None
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey       None
(45)
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)           None
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)        None
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)       None
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)          None
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                            POSITIONS HELD      LENGTH OF SERVICE
NAME AND AGE                WITH THE TRUST      AND TERM OF OFFICE
Katherine Kim Sullivan      Assistant           Since 2003. Serves at the
(33)                        Treasurer           discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)     Chief               Since 2006. Serves at the
                            Compliance          discretion of the Board
                            Officer
------------------------------------------------------------------------------------------------------------------------------------

NAME AND AGE                PRINCIPAL OCCUPATION DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katherine Kim Sullivan      Fund Administration Manager - Fund Accounting,        None
(33)                        Administration and Controllership Services since
                            June 2003; Assistant Vice President - Mutual Fund
                            Operations of State Street Corporation from June
                            2002 to June 2003 (formerly Deutsche Bank Asset
                            Management); Pioneer Fund Accounting,
                            Administration and Controllership Services (Fund
                            Accounting Manager from August 1999 to May 2002);
                            and Assistant Treasurer of all of the Pioneer
                            Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)     Chief Compliance Officer of Pioneer and all of the    None
                            Pioneer Funds since March 2006; Vice President and
                            Senior Counsel of Pioneer since September 2004;
                            and Senior Vice President and Counsel, State
                            Street Research & Management Company (February
                            1998 to September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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24

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                                                                              25

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26

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

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28

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                                                                              29

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18678-01-0207

                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer Emerging Markets VCT Portfolio -- Class II Shares



                                                                   ANNUAL REPORT

                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio
  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      5

  Financial Statements                                                         8

  Notes to Financial Statements                                               12

  Report of Independent Registered Public
    Accounting Firm                                                           17

  Factors Considered by the Independent Trustees
    in Approving the Management Contract                                      18

  Trustees, Officers and Service Providers                                    21



This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                                61.7%
Depositary Receipts for International Stocks                               25.3%
U.S. Common Stocks                                                          6.8%
Temporary Cash Investment                                                   3.7%
International Preferred Stocks                                              2.5%

Geographical Distribution
(As a percentage of equity holdings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Brazil                                                                     15.5%
South Korea                                                                13.7%
South Africa                                                               13.0%
Russia                                                                     11.3%
People's Republic of China                                                  9.3%
Taiwan                                                                      8.5%
Mexico                                                                      3.5%
India                                                                       3.0%
Indonesia                                                                   2.8%
Turkey                                                                      2.4%
Hong Kong                                                                   2.0%
Philippines                                                                 1.9%
United States                                                               1.8%
Poland                                                                      1.7%
Israel                                                                      1.5%
Argentina                                                                   1.1%
Sweden                                                                      1.0%
Peru                                                                        1.0%
Singapore                                                                   1.0%
Kazakhstan                                                                  1.0%
Other (individually less than 1%)                                           3.0%

Five Largest Holdings
(As a percentage of equity holdings)

 1.  Petrobras Brasileiro (A.D.R.)                                          4.02%
 2.  Gazprom (A.D.R.)                                                       1.92
 3.  Lukoil Holding (A.D.R.)                                                1.82
 4.  Companhia Vale do Rio Doce (A.D.R.)                                    1.70
 5.  Hyundai Heavy Industries                                               1.62

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                                           12/31/06          12/31/05
Net Asset Value per Share                  $ 33.92           $ 27.84

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $ 0.1077       $  -              $ 2.7694

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Emerging Markets VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               Pioneer Emerging        MSCI Emerging
             Markets VCT Portfolio     Markets Index
10/98               10000                 10000
                    10486                 10675
                    18696                 17764
12/00               12271                 12326
                    11367                 12034
12/02               11205                 11312
                    17679                 17678
12/04               20991                 22265
                    28885                 29956
12/06               39141                 39718

The Morgan Stanley Capital International (MSCI) Emerging Markets Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class
(10/30/98)                                                                18.18%
5 Years                                                                   28.05%
1 Year                                                                    35.51%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

       Share Class                                                       II
       -------------------------------------------------------------------------
       Beginning Account Value on 7/1/06                              $ 1,000.00
       Ending Account Value on 12/31/06                               $ 1,242.98
       Expenses Paid During Period*                                   $     9.89

* Expenses are equal to the Portfolio's annualized expense ratio of 1.75% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

       Share Class                                                       II
       -------------------------------------------------------------------------
       Beginning Account Value on 7/1/06                              $ 1,000.00
       Ending Account Value on 12/31/06                               $ 1,016.38
       Expenses Paid During Period*                                   $     8.89

* Expenses are equal to the Portfolio's annualized expense ratio of 1.75% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 Pioneer Emerging Markets VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

In the following interview, Christopher Smart, Pioneer Emerging Market Portfolio's Portfolio Manager, discusses the factors that influenced performance during the 12 months ended December 31, 2006.

Q. How did emerging markets equities perform during the reporting period?

A. Emerging markets stocks continued to build on the impressive rally that has been in place since the fourth quarter of 2002. An extremely favorable environment of solid global growth, stable interest rates, a strong appetite for risk among investors, and abundant liquidity in the world financial system have provided a firm foundation for performance. Developments within the asset class itself have been equally positive. Fiscal restraint by emerging market governments has resulted in lower debt, falling interest rates, and, in many cases, budget surpluses. On the corporate level, robust profit growth and the spread of shareholder-friendly management practices continue to be important themes. These developments, in turn, have led to increased confidence and rising participation among overseas investors.

Q. How did the Portfolio perform?

A. For the 12 months ended December 31, 2006, the Portfolio's Class II shares generated a total return of 35.51% at net asset value. The Portfolio outpaced the 32.59% return of the Morgan Stanley Capital International
   (MSCI) Emerging Markets Index as well as the 32.65% average return of the 33 portfolios in its Lipper peer group, Emerging Markets Funds.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What factors helped and hurt the Portfolio's performance during the annual period?

A. We added value through effective stock selection in China, Russia and South Korea. One of the Portfolio's top-performing individual holdings was a small Chinese gold-mining company, Zijin Mining Group. We initially purchased the stock based on our confidence in its growth prospects, and its growth exceeded even our expectations due to the increase in the gold price and the company's discovery of new reserves in the northern part of China. The stock more than doubled during the year. Also aiding the Portfolio's performance in China was China Life Insurance, the country's largest life insurance provider.

   Russia's market also performed well, with the rising prices of oil and gas providing a boost to energy companies such as Gazprom, a Portfolio holding. There is more to the Russian growth story than energy, however: the domestic economy is performing well, and this is leading to rising consumption. Key beneficiaries of this trend were the Portfolio's holdings in the cellular communications provider Vimpelcom, whose stock gained nearly 70% for the period, and Oriflame Cosmetics, a Swedish company that gains a large portion of its revenue from independent, door-to-door sales in Russia and the former Soviet republics.

   South Korea's stock market was a laggard relative to the broader asset class during the past year. Still, we generated outperformance in the country via positions in the shipbuilding companies Samsung Heavy Industries and Hyundai Heavy Industries. Both companies benefited from the booming demand for new ships that can transport oil and liquid natural gas.

   In a time of strong performance both for the Portfolio and for the asset class as a whole, there were few notable detractors. One factor that hurt our performance relative to the benchmark was a below-benchmark weighting in the utilities sector, which performed very well. Relative performance also suffered somewhat because we did not own shares in China Mobile - the mobile phone giant that we believed would be hurt by rising competition - which gained 75% during the period. Finally, an overweight position in Turkey weighed on performance.

Q. What is your broad view regarding the emerging markets?

A. While there is still risk in the asset class, we believe the long-term outlook remains favorable due to the continued improvements in its fundamental underpinnings. The rapid improvements in government finances, corporate governance practices, and political stability are all keys to the emerging markets' outperformance in recent years, and we expect that these improvements will continue in the years ahead. In short, we believe the inevitable declines that periodically occur in emerging market stocks should not obscure the positive longer-term story that continues to unfold.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

   Shares                                                                Value
                   PREFERRED STOCKS - 2.5%
                   Materials - 0.5%
                   Steel - 0.5%
   15,990          Cia Vale Do Rio Doce*                           $   405,180
                                                                   -----------
                   Total Materials                                 $   405,180
                                                                   -----------
                   Media - 0.9%
                   Broadcasting & Cable TV - 0.9%
   53,380          Net Servicos de Comunicacao SA*                 $   606,807
                                                                   -----------
                   Total Media                                     $   606,807
                                                                   -----------
                   Banks - 1.1%
                   Diversified Banks - 1.1%
   21,330          Banco Itau Holding Financeira                   $   773,275
                                                                   -----------
                   Total Banks                                     $   773,275
                                                                   -----------
                   TOTAL PREFERRED STOCKS
                   (Cost $711,330)                                 $ 1,785,262
                                                                   -----------
                   COMMON STOCKS - 96.6%
                   Energy - 18.9%
                   Integrated Oil & Gas - 13.8%
1,021,600          China Petroleum & Chemical                      $   946,203
   29,300          Gazprom (A.D.R.)                                  1,348,717
   14,700          Lukoil Holding (A.D.R.)*                          1,284,780
    5,100          MOL Hungarian Oil & Gas Plc                         574,580
   30,500          Petrobras Brasileiro (A.D.R.)                     2,829,180
  748,400          PetroChina Co., Ltd.                              1,054,293
   23,600          Sasol, Ltd. (A.D.R.)                                870,840
   11,300          Surgutneftegaz (A.D.R.)*(a)                         864,988
                                                                   -----------
                                                                   $ 9,773,581
                                                                   -----------
                   Oil & Gas Equipment & Services - 2.3%
   15,200          TelecomAsia Corp. Public Co., Ltd.              $   758,328
   24,500          TMK (G.D.R.) (144A)*                                853,335
                                                                   -----------
                                                                   $ 1,611,663
                                                                   -----------
                   Oil & Gas Exploration & Production - 1.0%
  766,500          CNOOC, Ltd.                                     $   725,442
                                                                   -----------
                   Oil & Gas Refining & Marketing - 1.8%
   36,700          Polski Koncern Naftowy Orlen SA                 $   601,250
   12,300          Reliance Industries, Ltd. (G.D.R.) (144A)*          707,250
                                                                   -----------
                                                                   $ 1,308,500
                                                                   -----------
                   Total Energy                                    $13,419,186
                                                                   -----------
                   Materials - 12.1%
                   Construction Materials - 1.4%
  884,900          PT Indocement Tunggal Prakarsa Tbk              $   565,761
   60,800          Siam Cement Co., Ltd.                               432,972
                                                                   -----------
                                                                   $   998,733
                                                                   -----------

   Shares                                                                Value
                   Diversified Metals & Mining - 3.6%
   10,300          Freeport-McMoRan Copper & Gold, Inc.
                   (Class B)                                       $   574,019
   18,700          KGHM Polska Mie SA*                                 572,240
    4,700          Norilsk Nickel                                      742,229
  763,000          PT Aneka Tambang Tbk                                678,712
                                                                   -----------
                                                                   $ 2,567,200
                                                                   -----------
                   Gold - 3.1%
   19,300          Anglogold Ashanti (A.D.R.) (a)                  $   908,837
   65,500          IAMGOLD Corp.                                       577,055
1,028,300          Zijin Mining Group Co., Ltd.                        716,757
                                                                   -----------
                                                                   $ 2,202,649
                                                                   -----------
                   Precious Metals & Minerals - 2.3%
    7,300          Anglo American Platinum Corp., Ltd.             $   889,132
   25,800          Compania de Minas Buenaventura SAA                  723,948
                                                                   -----------
                                                                   $ 1,613,080
                                                                   -----------
                   Steel - 1.7%
   45,700          Companhia Vale do Rio Doce (A.D.R.)             $ 1,199,625
                                                                   -----------
                   Total Materials                                 $ 8,581,287
                                                                   -----------
                   Capital Goods - 12.4%
                   Aerospace & Defense - 0.7%
   16,400          Elbit Systems, Ltd.                             $   529,109
                                                                   -----------
                   Construction & Engineering - 5.5%
  135,600          Aveng, Ltd.                                     $   649,500
  573,000          China Communications Construction
                   Co., Ltd.*                                          566,499
  891,279          Continental Engineering Corp.*                      774,747
  183,817          Empressa ICA Sociedad Controladora
                   SA de CV*                                           694,195
    7,200          GS Engineering & Construction Corp.*                640,540
   13,240          Kyeryong Construction Industrial Co., Ltd.*         556,799
                                                                   -----------
                                                                   $ 3,882,280
                                                                   -----------
                   Construction, Farm Machinery &
                   Heavy Trucks - 4.2%
   27,000          Daewoo Heavy Industries &
                   Machinery, Ltd.                                 $   846,309
    8,430          Hyundai Heavy Industries*                         1,138,479
   41,200          Samsung Heavy Industries Co., Ltd.*                 990,656
                                                                   -----------
                                                                   $ 2,975,444
                                                                   -----------
                   Industrial Conglomerates - 2.0%
   31,000          Barloworld                                      $   725,214
   62,500          Keppel Corp.                                        715,487
        1          KOC Holding AS*                                           2
                                                                   -----------
                                                                   $ 1,440,703
                                                                   -----------
                   Total Capital Goods                             $ 8,827,536
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.  5

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                    (continued)
--------------------------------------------------------------------------------

       Shares                                                            Value
                   Transportation - 2.2%
                   Marine - 1.1%
      520,500      China Shipping Development Co., Ltd.*           $   796,703
                                                                   -----------
                   Railroads - 1.1%
       74,500      All America Latina Logistica                    $   773,614
                                                                   -----------
                   Total Transportation                            $ 1,570,317
                                                                   -----------
                   Automobiles & Components - 1.1%
                   Automobile Manufacturers - 1.1%
       10,600      Hyundai Motor Co., Ltd.*                        $   769,789
                                                                   -----------
                   Total Automobiles & Components                  $   769,789
                                                                   -----------
                   Consumer Durables & Apparel - 3.0%
                   Homebuilding - 2.0%
      141,500      Corporacion GEO, SA de CV*                      $   708,581
       73,040      Cyrela Brazil Realty SA                             697,558
                                                                   -----------
                                                                   $ 1,406,139
                                                                   -----------
                   Housewares & Specialties - 1.0%
       25,700      Woongjin Coway Co., Ltd.*                       $   711,290
                                                                   -----------
                   Total Consumer Durables & Apparel               $ 2,117,429
                                                                   -----------
                   Consumer Services - 1.0%
                   Hotels, Resorts & Cruise Lines - 1.0%
      194,000      Indian Hotels Co. Ltd.                          $   675,958
                                                                   -----------
                   Total Consumer Services                         $   675,958
                                                                   -----------
                   Media - 2.5%
                   Broadcasting & Cable TV - 0.9%
      102,800      Television Broadcasts, Ltd.                     $   628,111
                                                                   -----------
                   Movies & Entertainment - 1.0%
       29,000      CTC Media, Inc.*                                $   696,290
                                                                   -----------
                   Publishing - 0.6%
      182,616      Hurriyet Gazetecilik ve Matbaacilik AS          $   479,640
                                                                   -----------
                   Total Media                                     $ 1,804,041
                                                                   -----------
                   Retailing - 4.7%
                   Apparel Retail - 1.9%
      111,000      Edgars Consolidated Stores, Ltd.                $   617,386
      157,500      Truworths International, Ltd.                       717,337
                                                                   -----------
                                                                   $ 1,334,723
                                                                   -----------
                   Department Stores - 1.8%
        5,800      Hyundai Department Store Co., Ltd.*             $   521,400
       50,000      Lojas Renner SA*                                    718,970
                                                                   -----------
                                                                   $ 1,240,370
                                                                   -----------
                   Homefurnishing Retail - 1.0%
       67,000      Ellerine Holdings, Ltd.                         $   739,686
                                                                   -----------
                   Total Retailing                                 $ 3,314,779
                                                                   -----------

       Shares                                                            Value
                   Food & Drug Retailing - 1.5%
                   Food Retail - 0.7%
      210,000      President Chain Store Corp.                     $   507,181
                                                                   -----------
                   Hypermarkets & Supercenters - 0.8%
       58,700      Massmart Holdings, Ltd.                         $   583,432
                                                                   -----------
                   Total Food & Drug Retailing                     $ 1,090,613
                                                                   -----------
                   Food, Beverage & Tobacco - 2.3%
                   Packaged Foods & Meats - 0.8%
        4,580      CJ Corp.*                                       $   549,864
                                                                   -----------
                   Soft Drinks - 1.5%
        9,100      Fomento Economico Mexicano SA de CV             $ 1,053,416
                                                                   -----------
                   Total Food, Beverage & Tobacco                  $ 1,603,280
                                                                   -----------
                   Household & Personal Products - 1.9%
                   Personal Products - 1.9%
       44,650      Natura Cosmeticos SA                            $   630,537
       17,700      Oriflame Cosmetics SA                               728,926
                                                                   -----------
                                                                   $ 1,359,463
                                                                   -----------
                   Total Household &
                   Personal Products                               $ 1,359,463
                                                                   -----------
                   Banks - 13.2%
                   Diversified Banks - 13.2%
       20,332      Banco Bradesco SA (a)                           $   820,396
       25,200      Banco do Brasil SA                                  755,410
      118,100      Bank Hapoalim, Ltd.                                 552,975
      264,000      Bumiputra-Commerce Holdings Bhd*                    578,629
    1,361,900      China Construction Bank*                            867,492
       12,510      Hana Financial Holdings*                            656,089
    1,404,000      Industrial & Commercial Bank of China*              869,370
       30,600      Kazkommertsbank (144A)*                             706,860
       12,700      Kookmin Bank (A.D.R.)*                            1,024,128
       13,100      Shinhan Financial Group Co., Ltd.*                  671,273
       40,549      Standard Bank Group, Ltd.                           546,854
      143,295      Turkiye Is Bankasi (Isbank)                         652,403
        7,562      Uniao de Bancos Brasileiros SA
                   (Unibanco) (G.D.R.) (144A) (a)                      702,964
                                                                   -----------
                                                                   $ 9,404,843
                                                                   -----------
                   Total Banks                                     $ 9,404,843
                                                                   -----------
                   Diversified Financials - 1.8%
                   Diversified Financial Services - 1.8%
      213,406      FirstRand, Ltd.                                 $   674,441
      629,000      Fubon Group                                         587,622
                                                                   -----------
                                                                   $ 1,262,063
                                                                   -----------
                   Total Diversified Financials                    $ 1,262,063
                                                                   -----------


6  The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                                Value
                   Insurance - 3.2%
                   Life & Health Insurance - 1.6%
   27,396          Cathay Financial Holding Co., Ltd.,
                   (144A) (G.D.R.)*                                $   621,889
  202,690          Sanlam, Ltd.                                        532,146
                                                                   -----------
                                                                   $ 1,154,035
                                                                   -----------
                   Property & Casualty Insurance - 1.6%
  141,734          Aksigorta AS                                    $   532,756
    3,200          Samsung Fire & Marine Insurance*                    553,648
                                                                   -----------
                                                                   $ 1,086,404
                                                                   -----------
                   Total Insurance                                 $ 2,240,439
                                                                   -----------
                   Real Estate - 2.1%
                   Real Estate Management & Development - 2.1%
2,225,600          Ayala Land, Inc.                                $   692,638
   57,000          Sistema Hals (G.D.R.) (144A)*                       769,500
                                                                   -----------
                                                                   $ 1,462,138
                                                                   -----------
                   Total Real Estate                               $ 1,462,138
                                                                   -----------
                   Technology Hardware & Equipment - 2.3%
                   Computer Hardware - 1.0%
  393,133          Quanta Computer, Inc.                           $   709,699
                                                                   -----------
                   Electronic Manufacturing Services - 1.3%
  131,229          Hon Hai Precision Industry                      $   937,129
                                                                   -----------
                   Total Technology Hardware
                   & Equipment                                     $ 1,646,828
                                                                   -----------
                   Semiconductors - 1.7%
  229,382          Taiwan Semiconductor Manufacturing Co.          $   475,680
   67,400          Taiwan Semiconductor Manufacturing Co.
                   (       A.D.R.)                                     736,682
                                                                   -----------
                                                                   $ 1,212,362
                                                                   -----------
                   Total Semiconductors                            $ 1,212,362
                                                                   -----------
                   Telecommunication Services - 7.7%
                   Integrated Telecommunication Services - 1.0%
  618,700          PT Telekomunikasi Indonesia                     $   694,821
                                                                   -----------
                   Wireless Telecommunication Services - 6.7%
   13,100          Mobile Telesystems (A.D.R.)                     $   657,489
   58,400          MTN Group, Ltd.                                     704,801
   12,800          Philippine Long Distance Telephone Co.              661,232
   68,300          Reliance Communications, Ltd.*                      727,890
   22,400          Sistema JSFC (144A) (G.D.R.)*                       716,603
  596,000          Taiwan Mobile Co., Ltd.                             618,389
    9,200          Vimpel-Communications (A.D.R.)*                     726,340
                                                                   -----------
                                                                   $ 4,812,744
                                                                   -----------
                   Total Telecommunication Services                $ 5,507,565
                                                                   -----------

   Shares                                                                Value
                   Utilities - 1.0%
                   Gas Utilities - 1.0%
1,188,100          Panva Gas Holdings, Ltd.*                       $   746,951
                                                                   -----------
                   Total Utilities                                 $   746,951
                                                                   -----------
                   TOTAL COMMON STOCKS
                   (Cost $42,873,355)                              $68,616,867
                                                                   -----------
                   TEMPORARY CASH INVESTMENT - 3.8%
                   Security Lending Collateral - 3.8%
2,736,343          Securities Lending Investment Fund, 5.26%       $ 2,736,343
                                                                   -----------
                   TOTAL TEMPORARY CASH INVESTMENT
                   (Cost $2,736,343)                               $ 2,736,343
                                                                   -----------
                   TOTAL INVESTMENT IN SECURITIES - 102.9%
                   (Cost $46,321,028)(b)                           $73,138,472
                                                                   -----------
                   OTHER ASSETS AND
                   LIABILITIES - (2.9)%                            $(2,089,658)
                                                                   -----------
                   TOTAL NET ASSETS - 100.0%                       $71,048,814
                                                                   ===========

*        Non-income producing security.
(A.D.R.) American Depositary Receipt
(G.D.R.) Global Depositary Receipt
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2006, the value of these securities amounted to $5,078,401 or 7.1% of total net assets.
(a)      At December 31, 2006, the following securities were out on loan:

         Shares   Security                                             Value
         10,029    Anglogold Ashanti (A.D.R.)                       $  472,266
         17,929    Banco Bradesco SA                                   723,435
         10,363    Surgutneftegaz (A.D.R.)*                            793,263
         7,387     Uniao de Bancos Brasileiros SA
                     (Unibanco) (G.D.R.) (144A)                        686,696
                                                                    ----------
                   Total                                            $2,675,660
                                                                    ==========

(b) Distributions of investments by country of issue, as a percentage of total equity holdings (excluding temporary cash investments) is as follows:

         Brazil                                                          15.5%
         South Korea                                                     13.7
         South Africa                                                    13.0
         Russia                                                          11.3
         People's Republic of China                                       9.3
         Taiwan                                                           8.5
         Mexico                                                           3.5
         India                                                            3.0
         Indonesia                                                        2.8
         Turkey                                                           2.4
         Hong Kong                                                        2.0
         Philippines                                                      1.9
         United States                                                    1.8
         Poland                                                           1.7
         Israel                                                           1.5
         Argentina                                                        1.1
         Sweden                                                           1.0
         Peru                                                             1.0
         Singapore                                                        1.0
         Kazakhstan                                                       1.0
         Other (individually less than 1%)                                3.0
                                                                        -----
                                                                        100.0%
                                                                        =====

   The accompanying notes are an integral part of these financial statements.  7

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         Year          Year         Year        Year        Year
                                                                        Ended         Ended        Ended       Ended       Ended
Class II                                                               12/31/06      12/31/05     12/31/04    12/31/03    12/31/02
Net asset value, beginning of period                                  $  27.84       $ 20.33      $ 17.26     $ 10.98     $ 11.19
                                                                      --------       -------      -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                                                $   0.17       $  0.15      $  0.16     $  0.12     $  0.02
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                   8.79          7.46         3.04        6.21       (0.17)
                                                                      --------       -------      -------     -------     -------
  Net increase (decrease) from investment operations                  $   8.96       $  7.61      $  3.20     $  6.33     $ (0.15)
Distributions to shareowners:
 Net investment income                                                   (0.11)        (0.10)       (0.13)      (0.05)      (0.06)
 Net realized gain                                                       (2.77)            -            -           -           -
                                                                      --------       -------      -------     -------     -------
Total Distributions                                                   $  (2.88)      $ (0.10)     $ (0.13)    $ (0.05)    $ (0.06)
                                                                      --------       -------      -------     -------     -------
Redemption Fee                                                        $   0.00(a)    $     -      $     -     $     -     $     -
                                                                      --------       -------      -------     -------     -------
  Net increase (decrease) in net asset value                          $   6.08       $  7.51      $  3.07     $  6.28     $  (0.21)
                                                                      --------       -------      -------     -------     -------
Net asset value, end of period                                        $  33.92       $ 27.84      $ 20.33     $ 17.26     $  10.98
                                                                      ========       =======      =======     =======     =======
Total return*                                                            35.51%        37.60%       18.73%      57.87%      (1.42)%
Ratio of net expenses to average net assets+                              1.75%         1.97%        1.99%       1.99%       1.99%
Ratio of net investment income to average net assets+                     0.57%         0.70%        0.88%       1.04%       0.28%
Portfolio turnover rate                                                     49%           74%          66%         79%        124%
Net assets, end of period (in thousands)                              $ 58,130       $44,026      $30,347     $26,537     $ 8,852
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             1.75%         1.99%        2.11%       2.65%       3.11%
 Net investment income (loss)                                             0.57%         0.68%        0.76%       0.38%      (0.84)%
Ratios with waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses                                                             1.75%         1.97%        1.99%       1.99%       1.99%
 Net investment income                                                    0.57%         0.70%        0.88%       1.04%       0.28%

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


8     The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $2,675,660)
 (cost $46,321,028)                                                                      $ 73,138,472
 Cash                                                                                         650,126
 Foreign currencies, at value (cost $906,855)                                                 909,758
 Receivables --
 Investment securities sold                                                                    23,610
 Fund shares sold                                                                             221,470
 Dividends, interest and foreign taxes withheld                                               145,876
 Forward foreign currency settlement contracts, net                                               539
 Other                                                                                          4,354
                                                                                         ------------
   Total assets                                                                          $ 75,094,205
                                                                                         ------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                         $    803,312
 Fund shares repurchased                                                                      355,705
 Upon return of securities loaned                                                           2,736,343
 Reserve for repatriation taxes                                                                46,722
 Due to affiliates                                                                             12,803
 Accrued expenses                                                                              90,506
                                                                                         ------------
   Total liabilities                                                                     $  4,045,391
                                                                                         ------------
NET ASSETS:
 Paid-in capital                                                                         $ 34,957,559
 Undistributed net investment income                                                          329,117
 Accumulated net realized gain on investments                                               8,990,296
 Net unrealized gain on:
 Investments                                                                               26,770,722
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                            1,120
                                                                                         ------------
   Total net assets                                                                      $ 71,048,814
                                                                                         ------------
NET ASSET VALUE PER SHARE:
 Class I:
 (No par value, unlimited number of shares authorized)
 Net assets                                                                              $ 12,918,923
 Shares outstanding                                                                           377,031
                                                                                         ------------
 Net asset value per share                                                               $      34.26
 Class II:
 (No par value, unlimited number of shares authorized)
 Net assets                                                                              $ 58,129,891
 Shares outstanding                                                                         1,713,737
                                                                                         ------------
 Net asset value per share                                                               $      33.92


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                             Year
                                                                                            Ended
                                                                                           12/31/06
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $148,416)                                   $ 1,378,567
 Interest                                                                                     24,886
 Income on securities loaned, net                                                              9,290
                                                                                         -----------
  Total investment income                                                                $ 1,412,743
                                                                                         -----------
EXPENSES:
 Management fees                                                                         $   700,827
 Transfer agent fees and expenses                                                              3,516
 Distribution fees (Class II)                                                                122,261
 Administrative reimbursements                                                                13,771
 Custodian fees                                                                              106,430
 Professional fees                                                                            39,707
 Printing expense                                                                             18,546
 Fees and expenses of nonaffiliated trustees                                                   7,459
 Miscellaneous                                                                                22,536
                                                                                         -----------
  Total expenses                                                                         $ 1,035,053
                                                                                         -----------
  Net expenses                                                                           $ 1,035,053
                                                                                         -----------
   Net investment income                                                                 $   377,690
                                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments (net of foreign capital gain taxes of $74,291)                              $ 9,235,764
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                         (18,438)
                                                                                         -----------
                                                                                         $ 9,217,326
                                                                                         -----------
 Change in net unrealized gain or loss from:
 Investments (including change in reserve for repatriation taxes of $(5,637))            $ 8,718,700
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                          (2,349)
                                                                                         -----------
                                                                                         $ 8,716,351
                                                                                         -----------
 Net gain on investments and foreign currency transactions                               $17,933,677
                                                                                         ===========
 Net increase in net assets resulting from operations                                    $18,311,367
                                                                                         ===========


10  The accompanying notes are an integral part of these financial statements.

 Pioneer Emerging Markets VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              Year Ended         Year Ended
                                                                                               12/31/06           12/31/05
FROM OPERATIONS:
Net investment income                                                                       $     377,690      $     332,259
Net realized gain on investments                                                                9,217,326          7,305,703
Change in net unrealized gain or loss on investments and foreign currency transactions          8,716,351          7,390,352
                                                                                            -------------      -------------
  Net increase in net assets resulting from operations                                      $  18,311,367      $  15,028,314
                                                                                            -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I                                                                                    $     (59,203)     $     (50,778)
 Class II                                                                                        (161,771)          (161,235)
Net realized gain
 Class I                                                                                       (1,033,768)                 -
 Class II                                                                                      (4,159,777)                 -
                                                                                            -------------      -------------
  Total distributions to shareowners                                                        $  (5,414,519)     $    (212,013)
                                                                                            -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            $  19,444,665      $  13,210,315
Reinvestment of distributions                                                                   5,414,519            210,764
Cost of shares repurchased                                                                    (21,947,368)       (11,986,023)
Redemption Fees                                                                                     8,588                  -
                                                                                            -------------      -------------
 Net increase in net assets resulting from Fund share transactions                          $   2,920,404      $   1,435,056
                                                                                            -------------      -------------
 Net increase in net assets                                                                 $  15,817,252      $  16,251,357
                                                                                            -------------      -------------
NET ASSETS:
Beginning of year                                                                           $  55,231,562      $  38,980,205
                                                                                            -------------      -------------
End of year                                                                                 $  71,048,814      $  55,231,562
                                                                                            =============      =============
Undistributed net investment income, end of year                                            $     329,117      $      24,792
                                                                                            =============      =============


  The accompanying notes are an integral part of these financial statements.  11

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Emerging Markets Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Trust has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Portfolio. The Portfolio may also take into consideration other significant events in determining the fair value of these securities.

   All securities that trade in foreign markets whose closing prices are as of times prior to the close of the New York Stock Exchange (NYSE) and that are held by Emerging Markets Portfolio are fair valued using vendor-supplied pricing updates for each security to the time of the close of the NYSE. Thus, the Portfolio's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments and securities held by the Portfolio are valued at amortized cost. No other securities were fair valued at December 31, 2006.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 8)

D. Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2006, no such taxes were paid.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                              (continued)
--------------------------------------------------------------------------------

   In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2006, the Portfolio had $46,722 in reserves related to taxes on the repatriation of foreign capital gains.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

-----------------------------------------------------------------------------------------------
                                 Undistributed Net
                                 Investment Income        Accumulated Net
Portfolio                              (Loss)          Realized Gain (Loss)     Paid-In Capital
-----------------------------------------------------------------------------------------------
 Emerging Markets Portfolio          $147,609              $ (147,609)               $--
-----------------------------------------------------------------------------------------------

   The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                                2006          2005
------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                            $   220,974     $212,013
 Long-Term capital gain                                       5,193,545           --
                                                            -----------     --------
                                                            $ 5,414,519     $212,013
 Return of Capital                                                   --           --
                                                            -----------     --------
  Total distributions                                       $ 5,414,519     $212,013
                                                            =========================
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                              $   761,702
 Undistributed long-term gain/(capital loss carryforward)     8,615,087
 Unrealized appreciation (depreciation)                      26,714,466
                                                            -----------
  Total                                                     $36,091,255
                                                            ===========
------------------------------------------------------------------------------------

   For the fiscal year ending December 31, 2006, Emerging Markets Portfolio has elected to pass through foreign tax credits of $217,527. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and the mark to market on forward currency contracts.

E. Portfolio Shares

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   allocated daily to each class of the shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 1.15% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $6,893 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,713 in transfer agent fees payable to PIMSS at December 31, 2006.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $1,197 payable to PFD at December 31, 2006.

5. Aggregate Unrealized Appreciation and Depreciation
At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------------------------
                                                                                         Net
                                                      Gross            Gross        Appreciation/
                                   Tax Cost       Appreciation     Depreciation     (Depreciation)
--------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio      $46,377,865      $26,875,160       $ (114,553)      $26,760,607
                                 ===========      ===========       ==========       ===========
--------------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                              (continued)
--------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $29,439,740 and $31,784,098, respectively.

7. Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

------------------------------------------------------------------------------------------
Emerging Markets Portfolio      '06 Shares      '06 Amount   '05 Shares        '05 Amount
------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                       82,866     $ 2,610,759       57,112       $ 1,329,128
 Reinvestment of distributions     42,233       1,092,971        2,300            49,529
 Redemption Fees                        -           1,720            -                 -
 Shares repurchased              (147,008)     (4,440,124)     (82,002)       (1,885,112)
                                 --------------------------------------------------------
   Net decrease                   (21,909)    $  (734,674)     (22,590)      $  (506,455)
                                 ========================================================
 CLASS II:
 Shares sold                      546,340     $16,833,906      530,098       $11,881,187
 Reinvestment of distributions    168,481       4,321,548        7,549           161,235
 Redemption Fees                        -           6,868            -                 -
 Shares repurchased              (582,381)    (17,507,244)    (449,363)      (10,100,911)
                                 --------------------------------------------------------
   Net increase                   132,440     $ 3,655,078       88,284       $ 1,941,511
                                 ========================================================
------------------------------------------------------------------------------------------

8. Forward Foreign Currency Contracts
During the year ended December 31, 2006, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

Outstanding forward currency settlement contracts as of December 31, 2006 were as follows:

-----------------------------------------------------------------------------------------------------------------
                                                            Settlement                               Net
Portfolio                              Gross Receivable        Date        Gross Payable     Receivable/(Payable)
-----------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio (HUF)        $67,575              1/3/07        $(67,511)              $ 64
 Emerging Markets Portfolio (ZAR)        $52,502              1/3/07        $(52,027)              $475
-----------------------------------------------------------------------------------------------------------------

9. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Emerging Markets VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Emerging Markets VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/Ernst & Young


Boston, Massachusetts
February 9, 2007

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect to the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the first quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the second quintile of the peer group for the three years ended June 30, 2006 and the second quintile for the five years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was good.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the fifth quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated asset levels, a break point in management fee was not necessary. The Trustees will continue to evaluate annually the appropriateness of break points.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
 MANAGEMENT CONTRACT                                               (continued)
--------------------------------------------------------------------------------

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

--------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                                  Trustees and Officers
Pioneer Investment Management, Inc.                                 The trust's Board of Trustees provides broad supervision
                                                                    over the portfolio's affairs. The officers of the trust
Custodian                                                           are responsible for the trust's operations. The trust's
Brown Brothers Harriman & Co.                                       Trustees and officers are listed below, together with
                                                                    their principal occupations during the past five years.
Independent Registered Public Accounting Firm                       Trustees who are interested persons of the trust within
Ernst & Young LLP                                                   the meaning of the 1940 Act are referred to as Interested
                                                                    Trustees. Trustees who are not interested persons of the
Principal Underwriter                                               trust are referred to as Independent Trustees. Each of the
Pioneer Funds Distributor, Inc.                                     Trustees serves as a trustee of each of the 86 U.S.
                                                                    registered investment portfolios for which Pioneer serves
Legal Counsel                                                       as investment adviser (the "Pioneer Funds"). The address
Wilmer Cutler Pickering Hale and Dorr LLP                           for all Interested Trustees and all officers of the trust
                                                                    is 60 State Street, Boston, Massachusetts 02109.
Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                   POSITIONS HELD        LENGTH OF SERVICE          PRINCIPAL OCCUPATION                        OTHER DIRECTORSHIPS
NAME AND AGE       WITH THE TRUST        AND TERM OF OFFICE         DURING PAST FIVE YEARS                      HELD BY THIS TRUSTEE
John F.            Chairman of the       Trustee since 1994.        Deputy Chairman and a Director of
Cogan, Jr. (80)*   Board, Trustee        Serves until a successor   Pioneer Global Asset Management S.p.A.
                   and President         trustee is elected or      ("PGAM"); Non-Executive Chairman and a
                                         earlier retirement or      Director of Pioneer Investment
                                         removal.                   Management USA Inc. ("PIM-USA");
                                                                    Chairman and a Director of Pioneer;
                                                                    Chairman and Director of Pioneer
                                                                    Institutional Asset Management, Inc.
                                                                    (since 2006); Director of Pioneer
                                                                    Alternative Investment Management
                                                                    Limited (Dublin); President and a
                                                                    Director of Pioneer Alternative
                                                                    Investment Management (Bermuda) Limited
                                                                    and affiliated funds; Director of
                                                                    PIOGLOBAL Real Estate Investment Fund
                                                                    (Russia) (until June 2006); Director of
                                                                    Nano-C, Inc. (since 2003); Director of
                                                                    Cole Investment Corporation (since
                                                                    2004); Director of Fiduciary Counseling,
                                                                    Inc.; President and Director of Pioneer
                                                                    Funds Distributor, Inc. ("PFD") (until
                                                                    May 2006); President of all of the
                                                                    Pioneer Funds; and Of Counsel, Wilmer
                                                                    Cutler Pickering Hale and Dorr LLP
                                                                    (counsel to PIM-USA and the Pioneer
                                                                    Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                            (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                             POSITIONS HELD     LENGTH OF SERVICE             PRINCIPAL OCCUPATION              OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS        WITH THE TRUST     AND TERM OF OFFICE            DURING PAST FIVE YEARS            HELD BY THIS TRUSTEE
David R. Bock (63)           Trustee            Trustee since 2005. Serves    Senior Vice President and Chief   Director of The
3050 K. Street NW,                              until a successor trustee     Financial Officer, I-trax, Inc.   Enterprise Social
Washington, DC 20007                            is elected or earlier         (publicly traded health care      Investment Company
                                                retirement or removal.        services company) (2001 -         (privately-held
                                                                              present); Managing Partner,       affordable housing
                                                                              Federal City Capital Advisors     finance company);
                                                                              (boutique merchant bank) (2002    and Director of New
                                                                              to 2004); and Executive Vice      York Mortgage Trust
                                                                              President and Chief Financial     (publicly traded
                                                                              Officer, Pedestal Inc.            mortgage REIT)
                                                                              (internet- based mortgage
                                                                              trading company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)            Trustee            Trustee since 2000. Serves    President, Bush International     Director of Brady
3509 Woodbine Street,                           until a successor trustee     (international financial          Corporation
Chevy Chase, MD 20815                           is elected or earlier         advisory firm)                    (industrial
                                                retirement or removal.                                          identification and
                                                                                                                specialty coated
                                                                                                                material products
                                                                                                                manufacturer);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation; and
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)    Trustee            Trustee since 2000. Serves    Founding Director, The Winthrop   None
1001 Sherbrooke Street West,                    until a successor trustee     Group, Inc. (consulting firm);
Montreal, Quebec, Canada                        is elected or earlier         and Desautels Faculty of
H3A 1G5                                         retirement or removal.        Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)         Trustee            Trustee since 2006. Serves    Private investor (2004 -          Director of
89 Robbins Avenue,                              until a successor trustee     present); and Senior Executive    Quadriserv Inc.
Berkeley Heights, NJ                            is elected or earlier         Vice President, The Bank of New   (technology products
07922                                           retirement or removal.        York (financial and securities    for securities
                                                                              services) (1986 - 2004)           lending industry)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)     Trustee            Trustee since 1995. Serves    President and Chief Executive     Director of New
200 State Street, 12th                          until a successor trustee     Officer, Newbury, Piret &         America High Income
Floor, Boston, MA 02109                         is elected or earlier         Company, Inc. (investment         Fund, Inc.
                                                retirement or removal.        banking firm)                     (closed-end
                                                                                                                investment company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)           Trustee            Trustee since 2000. Serves    President, John Winthrop & Co.,   None
One North Adgers Wharf,                         until a successor trustee     Inc. (private investment firm)
Charleston, SC 29401                            is elected or earlier
                                                retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                            (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD     LENGTH OF SERVICE             PRINCIPAL OCCUPATION              OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE TRUST     AND TERM OF OFFICE            DURING PAST FIVE YEARS            HELD BY THIS OFFICER
Osbert M. Hood (54)+         Executive Vice     Since 2003. Serves at the     President and Chief Executive     Trustee of certain
                             President          discretion of the Board       Officer, PIM-USA since May 2003   Pioneer Funds
                                                                              (Director since January 2001;
                                                                              Executive Vice President and
                                                                              Chief Operating Officer from
                                                                              November 2000 - May 2003);
                                                                              Director of PGAM since June
                                                                              2003; President and Director of
                                                                              Pioneer since May 2003;
                                                                              President and Director of
                                                                              Pioneer Institutional Asset
                                                                              Management, Inc. since February
                                                                              2006; Chairman and Director of
                                                                              Pioneer Investment Management
                                                                              Shareholder Services, Inc.
                                                                              ("PIMSS") since May 2003;
                                                                              Director of PFD since May 2006;
                                                                              Director of Oak Ridge
                                                                              Investments, LLC (a registered
                                                                              investment adviser in which
                                                                              PIM-USA owns a minority
                                                                              interest) since January 2005;
                                                                              Director of Vanderbilt Capital
                                                                              Advisors, LLC (an institutional
                                                                              investment adviser wholly- owned
                                                                              by PIM-USA) since June 2006; and
                                                                              Executive Vice President of all
                                                                              of the Pioneer Funds since June
                                                                              2003
+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary          Since 2000. Serves at the     Secretary of PIM-USA; Senior      None
                                                discretion of the Board       Vice President - Legal of
                                                                              Pioneer; Secretary/ Clerk of
                                                                              most of PIM-USA's subsidiaries;
                                                                              and Secretary of all of the
                                                                              Pioneer Funds since September
                                                                              2003 (Assistant Secretary from
                                                                              November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant          Since 2003. Serves at the     Vice President and Senior         None
                             Secretary          discretion of the Board       Counsel of Pioneer since July
                                                                              2002; Vice President and Senior
                                                                              Counsel of BISYS Fund Services,
                                                                              Inc. (April 2001 to June 2002);
                                                                              Senior Vice President and Deputy
                                                                              General Counsel of Funds
                                                                              Distributor, Inc. (July 2000 to
                                                                              April 2001); and Assistant
                                                                              Secretary of all of the Pioneer
                                                                              Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey        Assistant          Since 2006. Serves at the     Partner, Wilmer Cutler Pickering  None
 (45)                        Secretary          discretion of the Board       Hale and Dorr LLP; and Assistant
                                                                              Secretary of all of the Pioneer
                                                                              Funds since July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer          Since 2000. Serves at the     Vice President - Fund             None
                                                discretion of the Board       Accounting, Administration and
                                                                              Controllership Services of
                                                                              Pioneer; and Treasurer of all of
                                                                              the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant          Since 2004. Serves at the     Deputy Treasurer of Pioneer       None
                             Treasurer          discretion of the Board       since 2004; Treasurer and Senior
                                                                              Vice President, CDC IXIS Asset
                                                                              Management Services from 2002 to
                                                                              2003; Assistant Treasurer and
                                                                              Vice President, MFS Investment
                                                                              Management from 1997 to 2002;
                                                                              and Assistant Treasurer of all
                                                                              of the Pioneer Funds since
                                                                              November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant          Since 2000. Serves at the     Assistant Vice President - Fund   None
                             Treasurer          discretion of the Board       Accounting, Administration and
                                                                              Controllership Services of
                                                                              Pioneer; and Assistant Treasurer
                                                                              of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant          Since 2002. Serves at the     Fund Accounting Manager - Fund    None
                             Treasurer          discretion of the Board       Accounting, Administration and
                                                                              Controllership Services of
                                                                              Pioneer; and Assistant Treasurer
                                                                              of all of the Pioneer Funds
                                                                              since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                            (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD     LENGTH OF SERVICE             PRINCIPAL OCCUPATION              OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE TRUST     AND TERM OF OFFICE            DURING PAST FIVE YEARS            HELD BY THIS OFFICER
Katherine Kim Sullivan       Assistant          Since 2003. Serves at the     Fund Administration Manager -     None
(33)                         Treasurer          discretion of the Board       Fund Accounting, Administration
                                                                              and Controllership Services
                                                                              since June 2003; Assistant Vice
                                                                              President - Mutual Fund
                                                                              Operations of State Street
                                                                              Corporation from June 2002 to
                                                                              June 2003 (formerly Deutsche
                                                                              Bank Asset Management); Pioneer
                                                                              Fund Accounting, Administration
                                                                              and Controllership Services
                                                                              (Fund Accounting Manager from
                                                                              August 1999 to May 2002); and
                                                                              Assistant Treasurer of all of
                                                                              the Pioneer Funds since
                                                                              September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)      Chief              Since 2006. Serves at the     Chief Compliance Officer of       None
                             Compliance         discretion of the Board       Pioneer and all of the Pioneer
                             Officer                                          Funds since March 2006; Vice
                                                                              President and Senior Counsel of
                                                                              Pioneer since September 2004;
                                                                              and Senior Vice President and
                                                                              Counsel, State Street Research &
                                                                              Management Company (February
                                                                              1998 to September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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                                                                              25

--------------------------------------------------------------------------------

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26

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                                                                              27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


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28

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18663-01-0207

                                                            [LOGO]PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                          Pioneer Equity Income VCT Portfolio -- Class II Shares



                                                                   ANNUAL REPORT

                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio
  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                         9

  Notes to Financial Statements                                               13

  Report of Independent Registered Public
    Accounting Firm                                                           18

  Factors Considered by the Independent Trustees
    in Approving the Management Contract                                      19

  Trustees, Officers and Service Providers                                    22


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         93.8%
Temporary Cash Investment                                                   5.7%
Convertible Preferred Stocks                                                0.5%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 22.8%
Utilities                                                                  14.8%
Telecommunication Services                                                 10.4%
Consumer Staples                                                            9.7%
Industrials                                                                 9.6%
Consumer Discretionary                                                      9.6%
Materials                                                                   8.0%
Health Care                                                                 6.3%
Energy                                                                      6.3%
Information Technology                                                      2.5%

Five Largest Holdings
(As a percentage of equity holdings)

 1.  PACCAR, Inc.                                                           3.29%
 2.  Chevron Corp.                                                          3.05
 3.  BellSouth Corp.                                                        2.61
 4.  Washington Mutual, Inc.                                                2.50
 5.  Merck & Co., Inc.                                                      2.50

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                                           12/31/06          12/31/05
Net Asset Value per Share                  $ 25.07           $ 21.37

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $ 0.5455       $  -              $ 0.3749

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Income VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Russell 1000       Pioneer Equity
                Value Index     Income VCT Portfolio
12/96              10000              10000
                   13518              13490
12/98              15631              16389
                   16780              16547
12/00              17957              18944
                   16953              17590
12/02              14321              14767
                   18622              18056
12/04              21694              10952
                   23224              22108
12/06              28390              26999

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
10 Years                                                                  10.44%
5 Years                                                                    8.95%
1 Year                                                                    22.12%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

       Share Class                                                       II
       -------------------------------------------------------------------------
       Beginning Account Value On 7/1/06                              $ 1,000.00
       Ending Account Value On 12/31/06                               $ 1,125.84
       Expenses Paid During Period*                                   $     5.04

* Expenses are equal to the Portfolio's annualized expense ratio of 0.94% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2006 through December 31, 2006.


       Share Class                                                       II
       -------------------------------------------------------------------------
       Beginning Account Value On 7/1/06                              $ 1,000.00
       Ending Account Value On 12/31/06                               $ 1,020.47
       Expenses Paid During Period*                                   $     4.79

* Expenses are equal to the Portfolio's annualized expense ratio of 0.94% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

In the following discussion, portfolio manager John Carey discusses the performance of Pioneer Equity Income VCT Portfolio, as well as the investment environment over the twelve-month period ended December 31, 2006.

Q. Please describe the performance of the Portfolio in 2006.

A. It was generally a successful year for Pioneer Equity Income VCT Portfolio. The total return for Class II shares of the Portfolio was 22.12% at net asset value, which compared favorably with the 22.19% total return for the Russell 1000 Value Index, an unmanaged index of the broad, value-oriented portion of the market, and the 17.98% average total return for the 61 portfolios in the Lipper Equity Income variable annuity category. Throughout the year, the Portfolio derived its above-average performance from both sector allocations and stock selection. As always, the dividends paid by Portfolio shareholdings provided a meaningful part of the total return. Looking back on stock-market fluctuations during the year, we note that the Russell 1000 Value Index advanced through the first week of May 2006, then suffered more than two months of ragged, generally declining results, and finally, from the middle of July through year end, more or less, resumed its upward path. Indeed the second half of the year witnessed a rather impressive rally in share prices. The spark igniting the rally seemed to be the indications from the Federal Reserve that it would not raise interest rates any more, at least for the time being. Oil prices also fell, and gasoline prices likewise. Despite a softening housing market, consumers were buoyed by historically low unemployment and rising wages. Corporate earnings stayed very strong, and merger-and-acquisition activity put a "floor" under the prices of numerous stocks.

Q. Can you discuss areas in the Portfolio of outperformance and underperformance versus the index?

A. Our strongest performance contributions versus the Russell 1000 Value Index came from our stock selections in industrials, energy, health care, and telecommunications services, as well as from our overweight in the last sector. Among our holdings in industrials, Gorman-Rupp, a pump maker, and PACCAR, builder of heavy-duty, Class 8 trucks, did especially well. In energy we benefited from our emphasis on the large, integrated international oil and gas producers and avoidance of the more volatile oil-services stocks. Merck was a terrific stock for us in health care, as the company recovered from the shock of Vioxx litigation. BellSouth was a stand-out in telecomm services after receiving a takeover bid from AT&T. The portfolio also benefited from not owning any shares of three market laggards, American International Group, Sprint Nextel, and General Electric.

   On the negative side, our underweight in Exxon Mobil hurt, though the shares of that behemoth that we did own certainly did very well for us. Timken, a manufacturer of bearings, traded down on concerns about a slowing economy. Cedar Fair, operator of amusement parks, acquired an additional group of parks from Paramount. Though we think that the longer-term story for the company is enhanced by the acquisition, investors focused on the likely short-term dilution of earnings.

Q. What changes did you make to the Portfolio over the course of the year?

A. We were fairly busy during the year, adding some 19 positions and eliminating 21. Additions included Alcoa and E. I. du Pont de Nemours, a couple of the old "smokestack America" companies that we think are still reasonably priced and have restructuring potential for improved earnings down the road. Du Pont, probably best known for its synthetic fibers, is a global company with customers across many different industries. Alcoa is a major international producer of aluminum, with important assets in all aspects of aluminum making. Another basic-industry stalwart, Weyerhaeuser is one of the largest forest-products companies. CBS and New York Times are a couple of the beaten-down media names that investors have avoided in this age of the internet but that we think hold value. We expanded a bit further into real estate investment trusts by buying General Growth Properties and Liberty Property Trust. Our utility holdings grew to include AGL Resources and Duke Energy; and we also added the telecommunications services stocks Embarq and Windstream. In insurance


A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   we initiated positions in Hartford Financial and Lincoln National, which acquired our Jefferson Pilot; and bought Regions Financial, a Birmingham, Alabama-based bank. Microchip Technology gave us an opportunity to invest in the growing microcontroller industry. J. M. Smucker is well known for its jams and jellies, but is also a burgeoning producer of health foods, including natural beverages and peanut butter. Also new to the portfolio were Mine Safety Appliances, supplier of respiratory and other safety gear to miners and other industrial workers; Masco, maker of plumbing and other home improvement and building products; and Idearc, yellow-pages publisher, spun out from our holding Verizon.

   Stocks besides Jefferson Pilot that we sold as a result of merger offers included Keyspan, Roanoke Electric Steel, and Albertson's. We took significant long-term gains on our sale of T. Rowe Price, which we thought reflected a full valuation. At the other end of the spectrum, we liquidated our shares of Ford common stock after the company indicated issues with its continuing to pay dividends. Our other sales were also a result of our investment analysis and our decision that we had either reached a full valuation on the shares or could more productively invest the money elsewhere.

Q. Can you share with us your outlook for 2007?

A. We think that the year ahead will be characterized by some of the same cross-currents as we experienced in 2006. One of the debates currently is with respect to the Federal Reserve and when or whether it might reduce interest rates. The Fed has signaled its concern over inflation. At the same time, a slower economy could be helped by lower rates. We do not expect any imminent action by the Fed and do not discount the possibility that the economy will stay strong enough that the Fed does not feel the need to act, at least over the next several months. Another debate has to do with the implications for business of the new Congress in Washington, D. C., where the Democrats now control both the House of Representatives and, if very narrowly, the Senate. We shall be attentive to possible changes in tax and other policy that might alter the environment in which companies do business. Of course neither party is consistently positive or negative for companies across the board, or even in individual industries, but instead each party has its own constituencies and its own agendas.

   The final and most important piece of the puzzle that is figuring out what 2007 holds in store for us is the rate of corporate earnings growth. Will the pace of earnings slow over the next few quarters, and if so, how will stocks react? An unusual feature about the bull market of the past four years, has been the decline in price-to-earnings multiples as earnings have grown faster than share prices have risen. With that in mind, one could argue that the downside risk for the market is lower than it often is at this stage of a bull market, when multiples are usually comparatively high. We cannot, though, predict where the market will go, and would note that low multiples are no guarantee that prices cannot fall. So we intend to keep with our defensive posture, emphasizing companies we think have the potential to do reasonably well even in a softer economy. As always, we shall devote considerable energy to our research process and learn as much as we can about companies before investing in their stocks.

   Thank you as ever for your support.



   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

   Shares                                                  Value
            CONVERTIBLE PREFERRED STOCKS - 0.5%
            Automobiles & Components - 0.4%
            Automobile Manufacturers - 0.4%
   61,200   Ford Cap Trust, 6.5%, 1/15/32           $  2,095,488
                                                    ------------
            Total Automobiles & Components          $  2,095,488
                                                    ------------
            Pharmaceuticals & Biotechnology - 0.1%
            Pharmaceuticals - 0.0%
    4,255   Schering-Plough Corp., 6.0%, 9/14/07    $    242,003
                                                    ------------
            Total Pharmaceuticals &
            Biotechnology                           $    242,003
                                                    ------------
            TOTAL CONVERTIBLE
            PREFERRED STOCKS
            (Cost $2,343,979)                       $  2,337,491
                                                    ------------
            COMMON STOCKS - 97.0%
            Energy - 6.2%
            Integrated Oil & Gas - 6.2%
  188,649   Chevron Corp.                           $ 13,871,361
  115,922   ConocoPhillips                             8,340,588
   84,898   Exxon Mobil Corp.                          6,505,734
                                                    ------------
                                                    $ 28,717,683
                                                    ------------
            Total Energy                            $ 28,717,683
                                                    ------------
            Materials - 7.8%
            Aluminum - 2.0%
  312,100   Alcoa, Inc.                             $  9,366,121
                                                    ------------
            Diversified Chemical - 2.2%
  209,600   Dow Chemical Co.                        $  8,371,424
   38,100   E.I. du Pont de Nemours and Co.            1,855,851
                                                    ------------
                                                    $ 10,227,275
                                                    ------------
            Diversified Metals & Mining - 0.6%
   87,556   Compass Minerals International, Inc.    $  2,763,267
                                                    ------------
            Forest Products - 1.0%
   68,900   Weyerhaeuser Co.                        $  4,867,785
                                                    ------------
            Industrial Gases - 1.1%
   71,152   Air Products & Chemicals, Inc.          $  5,000,563
                                                    ------------
            Specialty Chemicals - 0.9%
  146,365   Valspar Corp.                           $  4,045,529
                                                    ------------
            Total Materials                         $ 36,270,540
                                                    ------------
            Capital Goods - 8.7%
            Aerospace & Defense - 1.4%
  103,955   United Technologies Corp.               $  6,499,267
                                                    ------------
            Building Products - 0.5%
   78,500   Masco Corp.                             $  2,344,795
                                                    ------------
            Construction & Farm Machinery &
            Heavy Trucks - 4.0%
   38,489   Deere & Co.                             $  3,659,149
  230,464   PACCAR, Inc.                              14,957,114
                                                    ------------
                                                    $ 18,616,263
                                                    ------------

   Shares                                                  Value
            Electrical Component & Equipment - 1.7%
  183,002   Emerson Electric Co.                    $  8,068,558
                                                    ------------
            Industrial Machinery - 1.1%
   37,938   Gorman-Rupp Co.                         $  1,402,549
  117,902   The Timken Co.                             3,440,380
                                                    ------------
                                                    $  4,842,929
                                                    ------------
            Total Capital Goods                     $ 40,371,812
                                                    ------------
            Commercial Services & Supplies - 0.7%
            Office Services & Supplies - 0.7%
   94,300   Mine Safety Appliances Co. (a)          $  3,456,095
                                                    ------------
            Total Commercial
            Services & Supplies                     $  3,456,095
                                                    ------------
            Automobiles & Components - 1.7%
            Auto Parts & Equipment - 1.7%
   93,560   Johnson Controls, Inc.                  $  8,038,675
                                                    ------------
            Total Automobiles & Components          $  8,038,675
                                                    ------------
            Consumer Services - 2.0%
            Leisure Facilities - 1.4%
  245,127   Cedar Fair, L.P.                        $  6,819,433
                                                    ------------
            Specialized Consumer Services - 0.6%
  201,241   Servicemaster Co.                       $  2,638,270
                                                    ------------
            Total Consumer Services                 $  9,457,703
                                                    ------------
            Media - 3.6%
            Broadcasting & Cable TV - 0.9%
  131,500   CBS Corp. (Class B)                     $  4,100,170
                                                    ------------
            Publishing - 2.7%
   12,740   Idearc, Inc.*                           $    365,001
  113,625   McGraw-Hill Co., Inc.                      7,728,773
  182,900   New York Times Co. (a)                     4,455,444
                                                    ------------
                                                    $ 12,549,218
                                                    ------------
            Total Media                             $ 16,649,388
                                                    ------------
            Retailing - 1.6%
            Department Stores - 0.5%
   55,242   Federated Department Stores, Inc.       $  2,106,377
                                                    ------------
            Distributors - 1.1%
  111,730   Genuine Parts Co.                       $  5,299,354
                                                    ------------
            Total Retailing                         $  7,405,731
                                                    ------------
            Food, Beverage & Tobacco - 6.8%
            Packaged Foods & Meats - 6.3%
  188,614   Campbell Soup Co.                       $  7,335,198
  106,131   General Mills, Inc.                        6,113,146
  187,543   H.J. Heinz Co., Inc.                       8,441,310
   66,100   Kellogg Co.                                3,308,966
   81,300   The J.M. Smucker Co.                       3,940,611
                                                    ------------
                                                    $ 29,139,231
                                                    ------------


6  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                     Value
            Soft Drinks - 0.5%
   38,972   PepsiCo, Inc.                              $  2,437,699
                                                       ------------
            Total Food, Beverage & Tobacco             $ 31,576,930
                                                       ------------
            Household & Personal Products - 2.6%
            Household Products - 2.6%
   70,315   Clorox Co.                                 $  4,510,707
  119,394   Colgate-Palmolive Co.                         7,789,265
                                                       ------------
                                                       $ 12,299,972
                                                       ------------
            Total Household &
            Personal Products                          $ 12,299,972
                                                       ------------
            Pharmaceuticals & Biotechnology - 6.1%
            Pharmaceuticals - 6.1%
  111,066   Abbott Laboratories                        $  5,410,025
   96,039   Eli Lilly & Co.                               5,003,632
  260,932   Merck & Co., Inc.                            11,376,635
  262,100   Pfizer, Inc.                                  6,788,390
                                                       ------------
                                                       $ 28,578,682
                                                       ------------
            Total Pharmaceuticals &
            Biotechnology                              $ 28,578,682
                                                       ------------
            Banks - 11.7%
            Diversified Banks - 3.6%
  153,101   U.S. Bancorp                               $  5,540,725
  103,024   Wachovia Corp.                                5,867,217
  149,874   Wells Fargo & Co.                             5,329,519
                                                       ------------
                                                       $ 16,737,461
                                                       ------------
            Regional Banks - 5.7%
   88,467   First Horizon National Corp.               $  3,696,151
  123,911   National City Corp.                           4,530,186
   87,200   Regions Financial Corp.                       3,261,280
  102,478   SunTrust Banks, Inc.                          8,654,267
  191,305   Whitney Holding Corp.                         6,240,369
                                                       ------------
                                                       $ 26,382,253
                                                       ------------
            Thrifts & Mortgage Finance - 2.4%
  250,458   Washington Mutual, Inc.                    $ 11,393,334
                                                       ------------
            Total Banks                                $ 54,513,048
                                                       ------------
            Diversified Financials - 2.7%
            Asset Management & Custody Banks - 1.5%
  152,899   Eaton Vance Corp.                          $  5,047,196
   34,424   State Street Corp.                            2,321,555
                                                       ------------
                                                       $  7,368,751
                                                       ------------
            Investment Banking & Brokerage - 0.7%
   55,113   A.G. Edwards, Inc.                         $  3,488,102
                                                       ------------
            Diversified Financial Services - 0.4%
   35,852   Bank of America Corp.                      $  1,914,138
                                                       ------------
            Total Diversified Financials               $ 12,770,991
                                                       ------------
            Insurance - 4.6%
            Life & Health Insurance - 1.3%
   91,791   Lincoln National Corp.                     $  6,094,922
                                                       ------------

   Shares                                                     Value
            Multi-Line Insurance - 0.4%
   20,900   Hartford Financial Services Group, Inc.    $  1,950,179
                                                       ------------
            Property & Casualty Insurance - 2.9%
  142,492   Chubb Corp.                                $  7,539,252
   92,994   Safeco Corp.                                  5,816,775
                                                       ------------
                                                       $ 13,356,027
                                                       ------------
            Total Insurance                            $ 21,401,128
                                                       ------------
            Real Estate - 3.2%
            Diversified Real Estate Investment Trusts - 0.8%
   73,500   Liberty Property Trust (a)                 $  3,611,790
                                                       ------------
            Residential Real Estate Investment Trusts - 0.7%
   56,454   Archstone-Smith Trust                      $  3,286,187
                                                       ------------
            Retail Real Estate Investment Trusts - 1.7%
   61,100   General Growth Pro TLB SC                  $  3,191,253
  109,500   Kimco Realty Corp.                            4,922,025
                                                       ------------
                                                       $  8,113,278
                                                       ------------
            Total Real Estate                          $ 15,011,255
                                                       ------------
            Software & Services - 0.9%
            Data Processing & Outsourced Services - 0.9%
   89,997   Automatic Data Processing, Inc.            $  4,432,352
                                                       ------------
            Total Software & Services                  $  4,432,352
                                                       ------------
            Semiconductors - 1.4%
  205,400   Microchip Technology                       $  6,716,580
                                                       ------------
            Total Semiconductors                       $  6,716,580
                                                       ------------
            Telecommunication Services - 10.2%
            Integrated Telecommunication Services - 9.3%
  255,296   AT&T Corp.                                 $  9,126,832
  251,696   BellSouth Corp.                              11,857,399
  364,179   Citizens Utilities Co. (Class B)              5,233,252
   43,100   Embarq Corp.                                  2,265,336
  254,800   Verizon Communications, Inc.                  9,488,752
  381,853   Windstream Corp.                              5,429,950
                                                       ------------
                                                       $ 43,401,521
                                                       ------------
            Wireless Telecommunication Services - 0.9%
   66,304   Alltel Corp.                               $  4,010,066
                                                       ------------
            Total Telecommunication Services           $ 47,411,587
                                                       ------------
            Utilities - 14.4%
            Electric Utilities - 3.6%
  243,400   Duke Energy Corp.                          $  8,083,314
  127,711   Great Plains Energy, Inc. (a)                 4,061,210
  133,158   Southern Co.                                  4,908,204
                                                       ------------
                                                       $ 17,052,728
                                                       ------------
            Gas Utilities - 5.7%
  120,100   AGL Resources, Inc.                        $  4,673,091
  129,470   Atmos Energy Corp.                            4,131,388
  170,238   Equitable Resources, Inc.                     7,107,437
  126,481   Questar Corp.                                10,504,247
                                                       ------------
                                                       $ 26,416,163
                                                       ------------


   The accompanying notes are an integral part of these financial statements.  7

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                    (continued)
--------------------------------------------------------------------------------

      Shares                                                         Value
               Multi-Utilities - 5.1%
      98,272   Ameren Corp.                                  $   5,280,154
      94,780   Consolidated Edison, Inc.                         4,556,075
     143,415   NSTAR                                             4,927,739
     193,900   PG&E Corp.                                        9,177,287
                                                             -------------
                                                             $  23,941,255
                                                             -------------
               Total Utilities                               $  67,410,146
                                                             -------------
               TOTAL COMMON STOCKS
               (Cost $342,169,850)                           $ 452,490,298
                                                             -------------
   Principal
      Amount
               TEMPORARY CASH INVESTMENTS - 5.9%
               Repurchase Agreement - 3.2%
 $14,800,000   UBS AG, 4.7%, dated 12/29/06,
               repurchase price of $14,800,000 plus
               accrued interest on 1/2/06, collateralized
               by $14,873,000 U.S.
               Treasury Bill, 5.625%, 5/15/08                $  14,800,000
                                                             -------------
    Shares
               Security Lending Collateral - 2.7%
  12,775,342   Securities Lending Investment
               Fund, 5.26%                                   $  12,775,342
                                                             -------------
               TOTAL TEMPORARY CASH
               INVESTMENTS
               (Cost $27,575,342)                            $  27,575,342
                                                             -------------
               TOTAL INVESTMENT
               IN SECURITIES - 103.4%
               (Cost $372,089,171)                           $ 482,403,131
                                                             -------------
               OTHER ASSETS
               AND LIABILITIES - (3.4)%                      $ (15,717,138)
                                                             -------------
               TOTAL NET ASSETS - 100.0%                     $ 466,685,993
                                                             =============

*    Non-Income producing security.

(a)  At December 31, 2006, the following securities were out on loan:


                                                                    Market
      Shares      Security                                           Value
     117,638      Great Plains Energy, Inc.                    $ 3,740,888
      72,765      Liberty Property Trust                         3,575,672
      19,602      Mine Safety Appliances Co.                       718,413
     181,071      New York Times Co.                             4,410,890
                                                               -----------
                                                               $12,445,863
                                                               ===========


8  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year         Year        Year        Year         Year
                                                                 Ended        Ended      Ended       Ended        Ended
                                                               12/31/06     12/31/05    12/31/04    12/31/03     12/31/02
Class II
Net asset value, beginning of period                          $  21.37     $  20.68     $ 18.19     $ 15.18     $  18.49
                                                              --------     --------     --------    --------    ---------
Increase (decrease) from investment operations:
 Net investment income                                        $   0.56     $   0.45     $  0.36     $  0.32     $   0.31
 Net realized and unrealized gain (loss) on investments           4.06         0.68        2.53        3.02        (3.25)
                                                              --------     --------     --------    --------    ---------
  Net increase (decrease) from investment operations          $   4.62     $   1.13     $  2.89     $  3.34     $  (2.94)
Distributions to shareowners:
 Net investment income                                           (0.55)       (0.44)      (0.40)      (0.33)       (0.37)
 Net realized gain                                               (0.37)          --          --          --           --
                                                              ---------    ---------    --------    --------    ---------
  Net increase (decrease) in net asset value                  $   3.70     $   0.69     $   2.49    $  3.01     $  (3.31)
                                                              ---------    ---------    --------    --------    ---------
Net asset value, end of period                                $  25.07     $  21.37     $  20.68    $ 18.19     $  15.18
                                                              =========    =========    ========    ========    =========
Total return*                                                    22.12%        5.52%      16.04%      22.27%      (16.05)%
Ratio of net expenses to average net assets+                      0.94%        0.96%       0.98%       1.02%        1.07%
Ratio of net investment income to average net assets+             2.45%        2.32%       2.16%       2.29%        2.25%
Portfolio turnover rate                                             23%          22%         19%         12%          12%
Net assets, end of period (in thousands)                      $156,004     $127,459     $93,691     $60,355     $ 27,084
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     0.94%        0.96%       0.98%       1.02%        1.07%
 Net investment income                                            2.45%        2.32%       2.16%       2.29%        2.25%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     0.94%        0.95%       0.98%       1.02%        1.07%
 Net investment income                                            2.45%        2.33%       2.16%       2.29%        2.25%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.   9

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $12,445,863)
 (cost $372,089,171)                                                                  $ 482,403,131
 Receivables --
 Fund shares sold                                                                           573,763
 Dividends, interest and foreign taxes withheld                                           1,514,737
 Other                                                                                        6,628
                                                                                      -------------
  Total assets                                                                        $ 484,498,259
                                                                                      -------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                      $   2,373,525
 Fund shares repurchased                                                                  2,355,737
 Upon return of securities loaned                                                        12,775,342
 Due to bank                                                                                209,745
 Due to affiliates                                                                           33,384
 Accrued expenses                                                                            64,533
                                                                                      -------------
  Total liabilities                                                                   $  17,812,266
                                                                                      -------------
NET ASSETS:
 Paid-in capital                                                                      $ 337,540,788
 Undistributed net investment income                                                      2,013,430
 Accumulated undistributed net realized gain on investments                              16,817,815
 Net unrealized gain on investments                                                     110,313,960
                                                                                      -------------
  Total net assets                                                                    $ 466,685,993
                                                                                      -------------
NET ASSET VALUE PER SHARE:
Class I:
(No par value, unlimited number of shares authorized)
 Net assets                                                                           $ 310,681,855
Shares outstanding                                                                       12,459,720
                                                                                      -------------
 Net asset value per share                                                            $       24.93
Class II:
(No par value, unlimited number of shares authorized)
 Net assets                                                                           $ 156,004,138
Shares outstanding                                                                        6,221,782
                                                                                      -------------
 Net asset value per share                                                            $       25.07


10   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                 Year
                                                                 Ended
                                                               12/31/06
INVESTMENT INCOME:
 Dividends                                                   $12,916,747
 Interest                                                        577,281
 Income on securities loaned, net                                  8,550
                                                             -----------
  Total investment income                                    $13,502,578
                                                             -----------
EXPENSES:
 Management fees                                             $ 2,587,321
 Transfer agent fees and expenses                                  2,971
 Distribution fees (Class II)                                    344,541
 Administrative reimbursements                                    83,552
 Custodian fees                                                   44,345
 Professional fees                                                23,299
 Fees and expenses of nonaffiliated trustees                       6,368
 Miscellaneous                                                    14,365
                                                             -----------
  Total expenses                                             $ 3,106,762
  Less fees paid indirectly                                      (12,529)
                                                             -----------
  Net expenses                                               $ 3,094,233
                                                             -----------
   Net investment income                                     $10,408,345
                                                             -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from investments                          $16,951,704
                                                             -----------
 Change in net unrealized gain or loss from investments      $54,119,461
                                                             -----------
 Net gain on investments                                     $71,071,165
                                                             ===========
 Net increase in net assets resulting from operations        $81,479,510
                                                             ===========


  The accompanying notes are an integral part of these financial statements.  11

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 Year               Year
                                                                 Ended             Ended
                                                               12/31/06           12/31/05
FROM OPERATIONS:
Net investment income                                       $  10,408,345      $   8,063,117
Net realized gain on investments                               16,951,704         19,415,048
Change in net unrealized gain or loss on investments           54,119,461         (9,053,445)
                                                            -------------      -------------
  Net increase in net assets resulting from operations      $  81,479,510      $  18,424,720
                                                            -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I                                                    $  (6,915,751)     $  (5,101,572)
 Class II                                                      (3,233,461)        (2,458,044)
Net realized gain
 Class I                                                       (4,037,203)                --
 Class II                                                      (2,136,789)                --
                                                            -------------      -------------
  Total distributions to shareowners                        $ (16,323,204)     $  (7,559,616)
                                                            -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  90,541,666      $  96,224,481
Reinvestment of distributions                                  16,323,202          7,559,617
Cost of shares repurchased                                    (65,042,511)       (36,867,650)
                                                            -------------      -------------
  Net increase in net assets resulting from
    Fund share transactions                                 $  41,822,357      $  66,916,448
                                                            -------------      -------------
  Net increase in net assets                                $ 106,978,663      $  77,781,552
                                                            -------------      -------------
NET ASSETS:
Beginning of year                                           $ 359,707,330      $ 281,925,778
                                                            -------------      -------------
End of year                                                 $ 466,685,993      $ 359,707,330
                                                            =============      =============
Undistributed net investment income, end of year            $   2,013,430      $   1,751,090
                                                            =============      =============


12  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Equity Income VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:


Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of the Portfolio is to seek capital appreciation.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                              (continued)
--------------------------------------------------------------------------------

   in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2006, the Portfolio had no open futures contracts.

C. Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The Portfolio elected to defer $126,100 in capital losses recognized between November 1, 2006 and December 31, 2006 to its fiscal year ending December 31, 2007.

   At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

--------------------------------------------------------------------------------------------------
                                          Undistributed Net     Accumulated Net
Portfolio                                 Investment Income      Realized Loss     Paid-In Capital
--------------------------------------------------------------------------------------------------
 Pioneer Equity Income VCT Portfolio           $3,207             $ (3,207)             $--
                                               ======             ========              ===
--------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

   The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

-------------------------------------------------------------------------------
                                                       2006            2005
-------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                  $ 10,135,801      $7,559,616
 Long-Term capital gain                              6,187,403              --
                                                  ----------------------------
                                                  $ 16,323,204      $7,559,616
                                                  ----------------------------
  Total distributions                             $ 16,323,204      $7,559,616
                                                  ============================
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                    $  1,104,382
 Undistributed long-term gain                       15,964,485
 Post-October loss deferred                           (126,100)
 Unrealized appreciation                           112,202,438
                                                  ------------
  Total                                           $129,145,205
                                                  ============
-------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and the tax adjustments on preferred stocks.

D. Portfolio Shares

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted-net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

E. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.


F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                              (continued)
--------------------------------------------------------------------------------

   that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolios. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $26,004 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,167 in transfer agent fees payable to PIMSS at December 31, 2006.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $3,213 payable to PFD at December 31, 2006.

5. Aggregate Unrealized Appreciation and Depreciation
At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------------------------------------
                                                                                                     Net
                                                                Gross             Gross         Appreciation/
                                             Tax Cost       Appreciation      Depreciation      (Depreciation)
--------------------------------------------------------------------------------------------------------------
 Pioneer Equity Income VCT Portfolio       $370,198,483      $113,975,886      $ (1,771,238)     $112,204,648
                                           ============      ============      ============      ============
--------------------------------------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $124,191,598 and $90,761,661, respectively.

7. Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

--------------------------------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio      '06 Shares      '06 Amount       '05 Shares       '05 Amount
--------------------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                              2,476,273    $  57,609,960       2,853,636     $  59,389,539
 Reinvestment of distributions              482,580       10,952,953         242,794         5,101,573
 Shares repurchased                      (1,426,377)     (32,667,433)     (1,317,139)      (27,494,268)
                                         -------------------------------------------------------------
  Net increase                            1,532,476    $  35,895,480       1,779,291     $  36,996,844
                                         ==============================================================
 CLASS II:
 Shares sold                              1,413,782    $  32,931,706       1,763,038     $  36,834,942
 Reinvestment of distributions              235,823        5,370,249         116,340         2,458,044
 Shares repurchased                      (1,392,117)     (32,375,078)       (444,619)       (9,373,382)
                                         -------------------------------------------------------------
  Net increase                              257,488    $   5,926,078       1,434,759     $  29,919,604
                                         =============================================================
--------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Equity Income VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Equity Income VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/Ernst & Young LLP


Boston, Massachusetts
February 9, 2007

Pioneer Equity Income VCT Portfolio (the Fund") PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose,
(2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
 MANAGEMENT CONTRACT                                               (continued)
--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return and yield, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Russell 1000 Value Index. The Fund's performance, based upon total return, was in the first quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the first quintile of the peer group for the three years ended June 30, 2006, the second quintile for the five years ended June 30, 2006 and in the first quintile for the ten year period ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield of the Fund, before deduction of expenses, relative to the yield index. The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was strong.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities and fixed income groups. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the second quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the second quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated asset levels,

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   break points in the management fee are not necessary at this time. The Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                                  Trustees and Officers
Investment Adviser                                                  The trust's Board of Trustees provides broad supervision
Pioneer Investment Management, Inc.                                 over the portfolio's affairs. The officers of the trust are responsible for the trust's operations. The trust's Trustees
Custodian                                                           and officers are listed below, together with their principal
Brown Brothers Harriman & Co.                                       occupations during the past five years. Trustees who are
                                                                    interested persons of the trust within the meaning of the
Independent Registered Public Accounting Firm                       1940 Act are referred to as Interested Trustees. Trustees
Ernst & Young LLP                                                   who are not interested persons of the trust are referred to as Independent Trustees. Each of the Trustees serves as a
Principal Underwriter                                               trustee of each of the 86 U.S. registered investment
Pioneer Funds Distributor, Inc.                                     portfolios for which Pioneer serves as investment adviser
                                                                    (the "Pioneer Funds"). The address for all Interested
Legal Counsel                                                       Trustees and all officers of the trust is 60 State Street,
Wilmer Cutler Pickering Hale and Dorr LLP                           Boston, Massachusetts 02109.

Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                   POSITIONS HELD        LENGTH OF SERVICE          PRINCIPAL OCCUPATION                        OTHER DIRECTORSHIPS
NAME AND AGE       WITH THE TRUST        AND TERM OF OFFICE         DURING PAST FIVE YEARS                      HELD BY THIS TRUSTEE
John F.            Chairman of the       Trustee since 1994.        Deputy Chairman and a Director of Pioneer   Director of ICI
Cogan, Jr. (80)*   Board, Trustee        Serves until a successor   Global Asset Management Cogan, Jr. (80)*    Mutual Insurance
                   and President         trustee is elected or      S.p.A. ("PGAM"); Non-Executive Chairman     Company
                                         earlier retirement or      and a  Director of Pioneer Investment
                                         removal.                   Management USA Inc. ("PIM-USA"); Chairman
                                                                    and a Director of Pioneer; Chairman and
                                                                    Director of Pioneer Institutional Asset
                                                                    Management, Inc. (since 2006); Director of
                                                                    Pioneer Alternative Investment Management
                                                                    Limited (Dublin); President and a Director
                                                                    of Pioneer Alternative Investment Management
                                                                    (Bermuda) Limited and affiliated funds;
                                                                    Director of PIOGLOBAL Real Estate
                                                                    Investment Fund (Russia) (until June
                                                                    2006); Director of Nano-C, Inc. (since
                                                                    2003); Director of Cole Investment
                                                                    Corporation (since 2004); Director of
                                                                    Fiduciary Counseling, Inc.; President and
                                                                    Director of Pioneer Funds Distributor,
                                                                    Inc. ("PFD") (until May 2006); President
                                                                    of all of the Pioneer Funds; and Of
                                                                    Counsel, Wilmer Cutler Pickering Hale and
                                                                    Dorr LLP (counsel to PIM-USA and the
                                                                    Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                            (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                             POSITIONS HELD     LENGTH OF SERVICE             PRINCIPAL OCCUPATION              OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS        WITH THE TRUST     AND TERM OF OFFICE            DURING PAST FIVE YEARS            HELD BY THIS TRUSTEE
David R. Bock (63)             Trustee          Trustee since 2005. Serves    Senior Vice President and Chief   Director of The
3050 K. Street NW,                              until a successor trustee     Financial Officer, I-trax, Inc.   Enterprise Social
Washington, DC 20007                            is elected or earlier         (publicly traded health care      Investment Company
                                                retirement or removal.        services company) (2001 -         (privately-held
                                                                              present); Managing Partner,       affordable housing
                                                                              Federal City Capital Advisors     finance company);
                                                                              (boutique merchant bank) (2002    and Director of New
                                                                              to 2004); and Executive Vice      York Mortgage Trust
                                                                              President and Chief Financial     (publicly traded
                                                                              Officer, Pedestal Inc.            mortgage REIT)
                                                                              (internet- based mortgage
                                                                              trading company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              Trustee          Trustee since 2000. Serves    President, Bush International     Director of Brady
3509 Woodbine Street,                           until a successor trustee     (international financial          Corporation
Chevy Chase, MD 20815                           is elected or earlier         advisory firm)                    (industrial
                                                retirement or removal.                                          identification and
                                                                                                                specialty coated
                                                                                                                material products
                                                                                                                manufacturer);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation; and
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Trustee          Trustee since 2000. Serves    Founding Director, The Winthrop   None
1001 Sherbrooke Street West,                    until a successor trustee     Group, Inc. (consulting firm);
Montreal, Quebec, Canada                        is elected or earlier         and Desautels Faculty of
H3A 1G5                                         retirement or removal.        Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)           Trustee          Trustee since 2006. Serves    Private investor (2004 -          Director of
89 Robbins Avenue,                              until a successor trustee     present); and Senior Executive    Quadriserv Inc.
Berkeley Heights, NJ                            is elected or earlier         Vice President, The Bank of New   (technology products
07922                                           retirement or removal.        York (financial and securities    for securities
                                                                              services) (1986 - 2004)           lending industry)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)       Trustee          Trustee since 1995. Serves    President and Chief Executive     Director of New
200 State Street, 12th                          until a successor trustee     Officer, Newbury, Piret &         America High Income
Floor, Boston, MA 02109                         is elected or earlier         Company, Inc. (investment         Fund, Inc.
                                                retirement or removal.        banking firm)                     (closed-end
                                                                                                                investment company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)             Trustee          Trustee since 2000. Serves    President, John Winthrop & Co.,   None
One North Adgers Wharf,                         until a successor trustee     Inc. (private investment firm)
Charleston, SC 29401                            is elected or earlier
                                                retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                            (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD     LENGTH OF SERVICE             PRINCIPAL OCCUPATION              OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE TRUST     AND TERM OF OFFICE            DURING PAST FIVE YEARS            HELD BY THIS OFFICER
Osbert M. Hood (54)+         Executive Vice     Since 2003. Serves at the     President and Chief Executive     Trustee of certain
                             President          discretion of the Board       Officer, PIM-USA since May 2003   Pioneer Funds
                                                                              (Director since January 2001;
                                                                              Executive Vice President and
                                                                              Chief Operating Officer from
                                                                              November 2000 - May 2003);
                                                                              Director of PGAM since June
                                                                              2003; President and Director of
                                                                              Pioneer since May 2003;
                                                                              President and Director of
                                                                              Pioneer Institutional Asset
                                                                              Management, Inc. since February
                                                                              2006; Chairman and Director of
                                                                              Pioneer Investment Management
                                                                              Shareholder Services, Inc.
                                                                              ("PIMSS") since May 2003;
                                                                              Director of PFD since May 2006;
                                                                              Director of Oak Ridge
                                                                              Investments, LLC (a registered
                                                                              investment adviser in which
                                                                              PIM-USA owns a minority
                                                                              interest) since January 2005;
                                                                              Director of Vanderbilt Capital
                                                                              Advisors, LLC (an institutional
                                                                              investment adviser wholly- owned
                                                                              by PIM-USA) since June 2006; and
                                                                              Executive Vice President of all
                                                                              of the Pioneer Funds since June
                                                                              2003
+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary          Since 2000. Serves at the     Secretary of PIM-USA; Senior      None
                                                discretion of the Board       Vice President - Legal of
                                                                              Pioneer; Secretary/ Clerk of
                                                                              most of PIM-USA's subsidiaries;
                                                                              and Secretary of all of the
                                                                              Pioneer Funds since September
                                                                              2003 (Assistant Secretary from
                                                                              November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant          Since 2003. Serves at the     Vice President and Senior         None
                             Secretary          discretion of the Board       Counsel of Pioneer since July
                                                                              2002; Vice President and Senior
                                                                              Counsel of BISYS Fund Services,
                                                                              Inc. (April 2001 to June 2002);
                                                                              Senior Vice President and Deputy
                                                                              General Counsel of Funds
                                                                              Distributor, Inc. (July 2000 to
                                                                              April 2001); and Assistant
                                                                              Secretary of all of the Pioneer
                                                                              Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)   Assistant          Since 2006. Serves at the     Partner, Wilmer Cutler Pickering  None
                             Secretary          discretion of the Board       Hale and Dorr LLP; and Assistant
                                                                              Secretary of all of the Pioneer
                                                                              Funds since July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer          Since 2000. Serves at the     Vice President - Fund             None
                                                discretion of the Board       Accounting, Administration and
                                                                              Controllership Services of
                                                                              Pioneer; and Treasurer of all of
                                                                              the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant          Since 2004. Serves at the     Deputy Treasurer of Pioneer       None
                             Treasurer          discretion of the Board       since 2004; Treasurer and Senior
                                                                              Vice President, CDC IXIS Asset
                                                                              Management Services from 2002 to
                                                                              2003; Assistant Treasurer and
                                                                              Vice President, MFS Investment
                                                                              Management from 1997 to 2002;
                                                                              and Assistant Treasurer of all
                                                                              of the Pioneer Funds since
                                                                              November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant          Since 2000. Serves at the     Assistant Vice President - Fund   None
                             Treasurer          discretion of the Board       Accounting, Administration and
                                                                              Controllership Services of
                                                                              Pioneer; and Assistant Treasurer
                                                                              of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant          Since 2002. Serves at the     Fund Accounting Manager - Fund    None
                             Treasurer          discretion of the Board       Accounting, Administration and
                                                                              Controllership Services of
                                                                              Pioneer; and Assistant Treasurer
                                                                              of all of the Pioneer Funds
                                                                              since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                            (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD     LENGTH OF SERVICE             PRINCIPAL OCCUPATION              OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE TRUST     AND TERM OF OFFICE            DURING PAST FIVE YEARS            HELD BY THIS OFFICER
Katherine Kim Sullivan       Assistant          Since 2003. Serves at the     Fund Administration Manager -     None
(33)                         Treasurer          discretion of the Board       Fund Accounting, Administration
                                                                              and Controllership Services
                                                                              since June 2003; Assistant Vice
                                                                              President - Mutual Fund
                                                                              Operations of State Street
                                                                              Corporation from June 2002 to
                                                                              June 2003 (formerly Deutsche
                                                                              Bank Asset Management); Pioneer
                                                                              Fund Accounting, Administration
                                                                              and Controllership Services
                                                                              (Fund Accounting Manager from
                                                                              August 1999 to May 2002); and
                                                                              Assistant Treasurer of all of
                                                                              the Pioneer Funds since
                                                                              September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)      Chief              Since 2006. Serves at the     Chief Compliance Officer of       None
                             Compliance         discretion of the Board       Pioneer and all of the Pioneer
                             Officer                                          Funds since March 2006; Vice
                                                                              President and Senior Counsel of
                                                                              Pioneer since September 2004;
                                                                              and Senior Vice President and
                                                                              Counsel, State Street Research &
                                                                              Management Company (February
                                                                              1998 to September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18665-01-0207

                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                     Pioneer Equity Opportunity VCT Portfolio -- Class II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Equity Opportunity VCT Portfolio

  Portfolio and Performance Update                                    2

  Comparing Ongoing Portfolio Expenses                                3

  Portfolio Management Discussion                                     4

  Schedule of Investments                                             6

  Financial Statements                                                9

  Notes to Financial Statements                                      13

  Report of Independent Registered Public
    Accounting Firm                                                  17

  Factors Considered by the Independent Trustees
    in Approving the Management Contract                             18

  Trustees, Officers and Service Providers                           21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]


U.S. Common Stocks                                                 88.4%
Temporary Cash Investment                                          10.5%
Depositary Receipts for International Stocks                        1.1%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]


Financials                                                         27.8%
Health Care                                                        18.2%
Industrials                                                        14.7%
Utilities                                                          12.9%
Information Technology                                             11.3%
Materials                                                          10.7%
Energy                                                              4.3%
Consumer Discretionary                                              0.1%

Five Largest Holdings
(As a percentage of equity holdings)

  1 .      NRG Energy, Inc.                                        4.93%
  2.       General Growth Pro TLB SC                               4.61
  3.       Host Hotels &
             Resorts, Inc.                                         4.12
  4.       Texas Industries, Inc.                                  3.55
  5.       Southern Union Co.                                      3.27

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                                             12/31/06            12/31/05
Net Asset Value per Share                    $ 12.81             $ 10.78

                                Net
Distributions per Share         Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)             Income         Capital Gains     Capital Gains
                                $ 0.0398          $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Opportunity VCT Portfolio at net asset value, compared to that of the Russell 2500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                       Pioneer Equity
                        Opportunity
                       VCT Portfolio               Russell 2500 Index
3/05                        10000                       10000
12/05                       10955                       11161
12/06                       13065                       12966

The Russell 2500 Index measures the performance of U.S. small- and mid-cap stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)


--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------

Life-of-Class
(3/18/05)                                                        15.08%
1 Year                                                           19.26%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Opportunity VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                                      II
--------------------------------------------------------------------------
Beginning Account Value on 7/1/06                            $1,000.00
Ending Account Value on 12/31/06                             $1,112.92
Expenses Paid During Period*                                 $    6.66

* Expenses are equal to the Portfolio's annualized expense ratio of 1.25% for Class II shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Opportunity VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                                      II
--------------------------------------------------------------------------
Beginning Account Value on 7/1/06                            $1,000.00
Ending Account Value on 12/31/06                             $1,018.90
Expenses Paid During Period*                                 $    6.36

* Expenses are equal to the Portfolio's annualized expense ratio of 1.25% for Class II shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

A focus on economically-sensitive sectors helped Pioneer Equity Opportunity VCT Portfolio record impressive returns over the past 12 months ended December 31, 2006. In the following discussion, portfolio manager Margie Patel details the market background and discusses some of the strategies she employed.

Q. How did the Portfolio perform over this period?
A. For the twelve months ended December 31, 2006, the Portfolio's Class II shares returned 19.26% at net asset value. This result was ahead of both the benchmark, the Russell 2500 Index, which returned 16.17%, and the 12.84% return of the 81 funds in the Lipper Mid-Cap Core Funds category for the period.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. Please describe the investment background for the period and the areas you have been emphasizing.
A. Stocks of smaller companies led the market higher during the first part of the Portfolio's fiscal year. Equity markets then surrendered their gains over the summer, as rising interest rates and costly energy threatened to stanch the nation's economic expansion. But a drop in energy prices combined with an interruption in the Federal Reserve's string of interest rates hikes, set off a fall rally that favored higher-quality, larger-capitalization stocks, especially those with attractive or increasing dividends.

   The Portfolio benefited from both of these trends: We reduced holdings of smaller companies that we felt had risen to - or gone beyond - their fundamental investment value, while increasing exposure to larger companies that appeared to offer exceptional opportunities for growth.

Q. Which of your strategies and holdings had a beneficial impact on performance?
A. The period's most rewarding strategy was our large commitment to real estate investment trusts (REITs) that are active in the office, shopping center and lodging categories. REIT shares rose dramatically as investors drove up property values, drawn by boosts in lease rates, higher tabs for hotel rooms and reduced inventories of available space. Higher property prices increased the value of assets in REIT portfolios, bringing prospects for improved earnings and increased dividends. Our holdings in the sector rose across the board, and as of the date of this report Equity Office Properties was reviewing acquisition offers and hotel operator MeriStar, had been bought out. In all, six of the Portfolio's positions received bids to be acquired by other companies or taken private during the 2006 calendar year.

   Our emphasis on economically-sensitive areas, including industrial and basic materials sectors, was another key to the Portfolio's solid returns. Strong earnings drove up shares of chemical manufacturer FMC, while nickel producer Inco was bought by Brazil's CVRD. Strengthening outlays for capital expenditures aided Gardner Denver, whose compressors serve the energy and other sectors. Increased capital expenditures as well as infrastructure rebuilding benefited General Cable. Robust business conditions boosted results at cement maker Texas Industries and at Kennametal, maker of tools for a range of industrial uses. Among utilities, NRG Energy, which owns and operates power plants in several U.S. regions, moved higher, thanks to improving financial measures and anticipated growth in power demand in its areas of service. NRG continues to restructure after emerging from bankruptcy a few years ago. In energy, pipeline operator Kinder Morgan was taken private in a management buyout. And Fisher Scientific, a leading maker of laboratory equipment, was bought by Thermo Electron.

A Word About Risk:

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high yield or lower-rated securities are subject to greater-than-average risk.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. Which of your decisions hurt overall performance?
A. Disappointments were concentrated among our smaller positions, reducing their overall impact on performance. Utilities cut coal consumption as weather stayed warm and consumers trimmed their thermostat settings. Resulting lower coal prices in the face of continued high production hurt results at Alpha Natural Resources and Foundation Coal. Earnings expectations fell at Louisiana-Pacific when the cooling housing market reduced demand for building products at a time when competitors were increasing supplies by boosting output. Lower operating results pressured shares of chemical company Olin despite strength among basic materials companies.

   During the reporting period, we eliminated Abitibi Consolidated, a Canadian manufacturer of newsprint and other paper products; shrinking demand for newsprint combined with higher operating costs to depress results. Weak demand and cost pressures also hurt results at Wabash National, a manufacturer of truck trailers. And defense contractor EDO, which supplies bomb release devices and instrumentation, declined after a series of setbacks in contract awards from the Department of Defense. Our underweight stance in the energy sector held back results for much of the period.

Q. What is your outlook, and how does the Portfolio reflect that outlook?
A. Current conditions suggest that GDP growth will track somewhat below the economy's long-term annual rate of three percent in upcoming months. With that in mind, we anticipate continued, moderate expansion in 2007. Growth could potentially accelerate later in the year as the negative impact of the housing downturn works its way through the economy and begins to taper off. Our positioning continues to emphasize industrial and selected basic materials sectors. In addition, we currently favor certain health-care issues, including some in biotechnology, pharmaceuticals and life science services. We think demand for their products could increase next year, along with an accelerating pace of new drug discoveries.











Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

     Shares                                                           Value
                   COMMON STOCKS - 101.0%
                   Energy - 4.3%
                   Coal & Consumable Fuels - 0.1%
         28        Foundation Coal Holdings, Inc.                  $    889
                                                                   --------
                   Oil & Gas Exploration &
                   Production - 0.1%
         15        Pogo Producing Co.                              $    727
                                                                   --------
                   Oil & Gas Refining & Marketing - 1.7%
        185        Tesoro Petroleum Corp.                          $ 12,167
                                                                   --------
                   Oil & Gas Storage & Transporation - 2.4%
        163        Kinder Morgan, Inc.                             $ 17,237
                                                                   --------
                   Total Energy                                    $ 31,020
                                                                   --------
                   Materials - 10.9%
                   Commodity Chemicals - 0.1%
         24        NOVA Chemicals Corp.                            $    670
                                                                   --------
                   Construction Materials - 3.6%
        402        Texas Industries, Inc. (a)                      $ 25,820
                                                                   --------
                   Diversified Chemical - 2.3%
         17        Dow Chemical Co.                                $    679
        155        FMC Corp.                                         11,865
        259        Olin Corp.                                         4,279
                                                                   --------
                                                                   $ 16,823
                                                                   --------
                   Diversified Metals & Mining - 1.8%
        226        Freeport-McMoRan Copper & Gold, Inc.
                   (Class B)                                       $ 12,595
                                                                   --------
                   Gold - 1.2%
        280        Barrick Gold Corp.                              $  8,596
                                                                   --------
                   Industrial Gases - 0.2%
         15        Air Products & Chemicals, Inc.                  $  1,054
                                                                   --------
                   Specialty Chemicals - 1.7%
        200        Arch Chemicals, Inc.                            $  6,662
        281        RPM, Inc.                                          5,870
                                                                   --------
                                                                   $ 12,532
                                                                   --------
                   Total Materials                                 $ 78,090
                                                                   --------
                   Capital Goods - 12.0%
                   Aerospace & Defense - 1.3%
         35        DRS Technologies, Inc.                          $  1,844
        300        EDO Corp                                           7,122
                                                                   --------
                                                                   $  8,966
                                                                   --------
                   Building Products - 0.2%
         57        Lennox International, Inc.                      $  1,745
                                                                   --------
                   Construction & Farm Machinery &
                   Heavy Trucks - 0.5%
         29        Oshkosh Truck Corp.                             $  1,404
        152        Wabash National Corp.                              2,295
                                                                   --------
                                                                   $  3,699
                                                                   --------


     Shares                                                           Value
                   Electrical Component & Equipment - 5.7%
         94        AMETEK, Inc.                                    $  2,993
        143        Cooper Industries, Inc.                           12,931
         56        Franklin Electric Co., Inc.                        2,878
        506        General Cable Corp.*                              22,117
                                                                   --------
                                                                   $ 40,919
                                                                   --------
                   Industrial Machinery - 4.3%
         77        Applied Power, Inc.*                            $  3,669
         41        Donaldson Co., Inc.                                1,423
         38        Gardner Denver, Inc.*                              1,418
        319        ITT Corp.                                         18,126
         85        Kaydon Corp.                                       3,378
         48        Kennametal, Inc.                                   2,825
                                                                   --------
                                                                   $ 30,839
                                                                   --------
                   Total Capital Goods                             $ 86,168
                                                                   --------
                   Commercial Services & Supplies - 2.9%
                   Office Services & Supplies - 2.9%
        254        Avery Dennison Corp.                            $ 17,254
         97        Brady Corp.*                                       3,616
                                                                   --------
                                                                   $ 20,870
                                                                   --------
                   Total Commercial
                   Services & Supplies                             $ 20,870
                                                                   --------
                   Media - 0.1%
                   Advertising - 0.1%
         87        The Interpublic Group of
                   Companies, Inc.*(a)                             $  1,065
                                                                   --------
                   Total Media                                     $  1,065
                                                                   --------
                   Health Care Equipment & Services - 6.9%
                   Health Care Distributors - 0.5%
        113        Owens & Minor, Inc.                             $  3,534
                                                                   --------
                   Health Care Equipment - 1.2%
        120        Beckman Coulter, Inc.                           $  7,176
         67        Steris Corp.                                       1,686
                                                                   --------
                                                                   $  8,862
                                                                   --------
                   Health Care Supplies - 4.5%
        209        Gen-Probe, Inc.                                 $ 10,945
         83        Haemonetics Corp.*                                 3,737
        448        Inverness Medical Innovations, Inc.*              17,338
                                                                   --------
                                                                   $ 32,020
                                                                   --------
                   Health Care Technology - 0.7%
        194        IMS Health, Inc.                                $  5,331
                                                                   --------
                   Total Health Care
                   Equipment & Services                            $ 49,747
                                                                   --------

6   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          Shares                                                      Value
                   Pharmaceuticals & Biotechnology - 11.3%
                   Biotechnology - 5.2%
        298        BioMarin Pharmaceutical, Inc.*                  $  4,884
         73        Genentech, Inc.*                                   5,922
        200        Human Genome Sciences, Inc.*(a)                    2,488
      1,000        Mannkind Corp.*(a)                                16,490
        392        PDL BioPharma, Inc.*                               7,895
                                                                   --------
                                                                   $ 37,679
                                                                   --------
                   Life Sciences Tools & Services - 6.1%
         94        Applera Corp. - Applied
                   Biosystems Group*                               $  3,449
        104        Bio-Rad Laboratories, Inc.*                        8,582
        325        Pharmaceutical Product Development, Inc.          10,472
        472        Thermo Fisher Scientific, Inc.*(a)                21,377
                                                                   --------
                                                                   $ 43,880
                                                                   --------
                   Total Pharmaceuticals &
                   Biotechnology                                   $ 81,559
                                                                   --------
                   Banks - 3.0%
                   Thrifts & Mortgage Finance - 3.0%
        839        Sovereign Bancorp, Inc.                         $ 21,302
                                                                   --------
                   Total Banks                                     $ 21,302
                                                                   --------
                   Diversified Financials - 4.4%
                   Asset Management & Custody Banks - 3.4%
        154        Mellon Bank Corp.                               $  6,491
        454        The Bank of New York Co., Inc.                    17,874
                                                                   --------
                                                                   $ 24,365
                                                                   --------
                   Investment Banking & Brokerage - 1.0%
        152        Lazard, Ltd.*                                   $  7,196
                                                                   --------
                   Total Diversified Financials                    $ 31,561
                                                                   --------
                   Insurance - 0.5%
                   Multi-Line Insurance - 0.5%
         41        Hartford Financial Services Group, Inc.         $  3,826
                                                                   --------
                   Total Insurance                                 $  3,826
                                                                   --------
                   Real Estate - 20.2%
                   Diversified Real Estate Investment
                   Trusts - 2.2%
        154        Liberty Property Trust (a)                      $  7,568
        214        Washington Real Estate Investment Trust            8,560
                                                                   --------
                                                                   $ 16,128
                                                                   --------
                   Office Real Estate Investment Trusts - 3.3%
        214        Equity Office Properties Trust (a)              $ 10,308
        262        Mack-Cali Realty Corp.                            13,362
                                                                   --------
                                                                   $ 23,670
                                                                   --------
                   Real Estate Management &
                   Development - 2.7%
        336        Forest City Enterprises, Inc.                   $ 19,622
                                                                   --------

     Shares                                                           Value
                   Retail Real Estate Investment Trusts - 7.8%
        100        Federal Realty Investment Trust                 $  8,500
        641        General Growth Pro TLB SC                         33,479
        187        Saul Centers, Inc.                                10,321
         44        The Macerich Co.                                   3,809
                                                                   --------
                                                                   $ 56,109
                                                                   --------
                   Specialized Real Estate
                   Investment Trusts - 4.2%
      1,220        Host Hotels & Resorts, Inc.                     $ 29,951
                                                                   --------
                   Total Real Estate                               $145,480
                                                                   --------
                   Technology Hardware & Equipment - 7.0%
                   Communications Equipment - 4.2%
        409        CommScope, Inc.*                                $ 12,466
        690        KBR, Inc.*(a)                                     18,050
                                                                   --------
                                                                   $ 30,516
                                                                   --------
                   Electronic Equipment & Instruments - 2.8%
        187        Amphenol Corp.                                  $ 11,609
        161        Itron, Inc.*                                       8,346
                                                                   --------
                                                                   $ 19,955
                                                                   --------
                   Total Technology
                   Hardware & Equipment                            $ 50,471
                                                                   --------
                   Semiconductors - 4.4%
                   Semiconductor Equipment - 3.4%
        567        FEI Co.*(a)                                     $ 14,952
        506        Veeco Instruments, Inc.*                           9,477
                                                                   --------
                                                                   $ 24,429
                                                                   --------
                   Semiconductors - 1.0%
        249        Texas Instruments, Inc.                         $  7,171
                                                                   --------
                   Total Semiconductors                            $ 31,600
                                                                   --------
                   Utilities - 13.0%
                   Gas Utilities - 6.1%
        100        Questar Corp.                                   $  8,305
        850        Southern Union Co.                                23,760
        377        Washington Gas Light Co.                          12,283
                                                                   --------
                                                                   $ 44,348
                                                                   --------
                   Independent Power Producer & Energy
                   Traders - 5.0%
        640        NRG Energy, Inc.*                               $ 35,846
                                                                   --------
                   Multi-Utilities - 1.9%
        203        Public Service Enterprise Group, Inc.           $ 13,475
                                                                   --------
                   Total Utilities                                 $ 93,669
                                                                   --------
                   TOTAL COMMON STOCKS
                   (Cost $640,213)                                 $726,428
                                                                   --------

  The accompanying notes are an integral part of these financial statements.   7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                     (continued)
--------------------------------------------------------------------------------

     Shares                                                           Value
                   TEMPORARY CASH INVESTMENT - 12.0%
                   Security Lending Collateral - 12.0%
    86,027         Securities Lending Investment
                   Fund, 5.26%                                     $ 86,027
                                                                   --------
                   TOTAL TEMPORARY CASH INVESTMENT
                   (Cost $86,027)                                  $ 86,027
                                                                   --------
                   TOTAL INVESTMENT IN SECURITIES - 113.0%
                   (Cost $726,240)                                 $812,455
                                                                   --------
                   OTHER ASSETS AND
                   LIABILITIES - (13.0)%                           $(93,209)
                                                                   --------
                   TOTAL NET ASSETS - 100.0%                       $719,246
                                                                   ========

*        Non-Income producing security.

(A.D.R.) American Depositary Receipt

(a)      At December 31, 2006, the following securities were out on loan:

     Shares        Security                                      Market Value
        212        Equity Office Properties Trust                   $10,212
        249        FEI Co.*                                           6,566
        198        Human Genome Sciences, Inc.*                       2,463
         14        The Interpublic Group of Companies, Inc.*            171
         99        KBR, Inc. *                                        2,590
        152        Liberty Property Trust                             7,469
        990        Mannkind Corp.*                                   16,325
        398        Texas Industries, Inc.                            25,564
        267        Thermo Fisher Scientific, Inc.*                   12,092
                                                                    -------
                                                                    $83,452
                                                                    =======

8   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                3/18/05 (a)
                                                                               Year Ended           to
Class II                                                                        12/31/06         12/31/05
Net asset value, beginning of period                                            $ 10.78          $ 10.00
                                                                                -------          -------
Increase from investment operations:
  Net investment income                                                         $  0.05          $  0.07
  Net realized and unrealized gain on investments                                  2.02             0.71
                                                                                -------          -------
    Net increase from investment operations                                     $  2.07          $  0.78
Distribution to shareowners:
  Net investment income                                                         $ (0.04)         $    --
                                                                                -------          -------
Net increase in net asset value                                                 $  2.04          $  0.78
                                                                                -------          -------
Net asset value, end of period                                                  $ 12.81          $ 10.78
                                                                                =======          =======
Total return*                                                                     19.26%            7.80%(b)
Ratio of net expense to average net assets+                                        1.25%            1.25%**
Ratio of net investment income to average net assets+                              0.87%            1.05%**
Portfolio turnover rate                                                              57%               3%(b)
Net assets, end of period (in thousands)                                        $   719          $   314
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                    12.50%           38.61%**
  Net investment loss                                                            (10.39)%         (36.32)%**

(a) Class II shares were first publicly offered on March 18, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(b) Not annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.

  The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities loaned of $83,452) (cost $726,240)  $ 812,455

  Cash                                                                                            28,230
  Receivables --
    Dividends, interest and foreign taxes withheld                                                   768
    Due from Pioneer Investment Management, Inc.                                                     609
  Other                                                                                              456
                                                                                               ---------
      Total assets                                                                             $ 842,518
                                                                                               ---------
LIABILITIES:
  Payables --
    Fund shares repurchased                                                                    $     215
    Upon return of securities loaned                                                              86,027
  Due to affiliates                                                                                  281
  Accrued expenses                                                                                36,787
                                                                                               ---------
      Total liabilities                                                                        $ 123,310
                                                                                               ---------
NET ASSETS:
  Paid-in capital                                                                               $ 608,455
  Undistributed net investment income                                                               4,384
  Accumulated undistributed net realized gain on investments                                       20,154
  Net unrealized gain on investments                                                               86,215
                                                                                               ---------
      Total net assets                                                                         $ 719,208
                                                                                               ---------
NET ASSET VALUE PER SHARE:
Class II:
(No par value, unlimited number of shares authorized)
  Net assets                                                                                   $ 719,208
Shares outstanding                                                                                56,123
                                                                                               ---------
  Net asset value per share                                                                    $   12.81

10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $23)                                             $   8,927
  Interest                                                                                         1,462
  Income on securities loaned, net                                                                    32
                                                                                               ---------
    Total investment income                                                                    $  10,421
                                                                                               ---------
EXPENSES:
  Management fees                                                                              $   3,697
  Transfer agent fees and expenses                                                                 1,390
  Distribution fees (Class II)                                                                     1,232
  Administrative reimbursements                                                                       99
  Custodian fees                                                                                  11,346
  Professional fees                                                                               32,147
  Printing                                                                                         5,978
  Fees and expenses of nonaffiliated trustees                                                      5,444
  Miscellaneous                                                                                      299
                                                                                               ---------
    Total expenses                                                                             $  61,632
    Less management fees waived and expenses assumed by Pioneer Investment Management, Inc.      (55,470)
                                                                                               ---------
    Net expenses                                                                               $   6,162
                                                                                               ---------
     Net investment income                                                                     $   4,259
                                                                                               ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investments                                                           $  21,759
                                                                                               ---------
  Change in net unrealized gain from investments                                               $  68,337
                                                                                               ---------
    Net gain on investments                                                                    $  90,096
                                                                                               ---------
    Net increase in net assets resulting from operations                                       $  94,355
                                                                                               =========


 The accompanying notes are an integral part of these financial statements.   11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               3/18/05
                                                                                            (Commencement
                                                                             Year Ended     of Operations)
                                                                              12/31/06       to 12/31/05
FROM OPERATIONS:
Net investment income                                                         $   4,259        $   2,080
Net realized gain (loss) on investments                                          21,759           (1,911)
Change in net unrealized gain (loss) on investments                              68,337           17,878
                                                                              ---------        ---------
    Net increase in net assets resulting from operations                      $  94,355        $  18,047
                                                                              ---------        ---------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class II                                                                    $  (1,759)       $      --
                                                                              ---------        ---------
    Total distributions to shareowners                                        $  (1,759)       $      --
                                                                              ---------        ---------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $ 390,401        $ 339,533
Reinvestment of distributions                                                       963               --
Cost of shares repurchased                                                      (78,801)         (43,531)
                                                                              ---------        ---------
    Net increase in net assets resulting from Fund share transactions         $ 312,563        $ 296,002
                                                                              ---------        ---------
    Net increase in net assets                                                $ 405,159        $ 314,049
NET ASSETS:
Beginning of period                                                             314,049               --
                                                                              ---------        ---------
End of period                                                                 $ 719,208        $ 314,049
                                                                              ---------        ---------
Undistributed net investment income, end of period                            $   4,384        $   2,190
                                                                              ---------        ---------

12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Equity Opportunity VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)
   Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
      Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
      Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
      (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
      shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
      (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
      (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
      Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
      Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth Allocation
      Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio seeks long-term capital growth and secondarily, it seeks income.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

   price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

--------------------------------------------------------------------------------------------
                                                Undistributed      Accumulated
                                               Net Investment     Net Realized     Paid-In
Portfolio                                          Income             Gain         Capital
--------------------------------------------------------------------------------------------
Pioneer Equity Opportunity VCT Portfolio          $ (306)            $306            $--
                                                  ======             ====            ===
--------------------------------------------------------------------------------------------

   The following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis. There were no distributions paid during the year ended December 31, 2005.

--------------------------------------------------------------------------------------------
                                                      2006        2005
--------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                      $  1,759       --
                                                  --------------------
 Total distributions                                 $  1,759       --
                                                  ====================
Distributable Earnings (Accumulated Losses):
Undistributed ordinary income                        $  6,938
Undistributed long-term gain                           17,531
Unrealized appreciation                                86,284
                                                     --------
 Total                                               $110,753
                                                     ========
--------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $1 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

Through May 1, 2007, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.25% of the average daily net assets attributable to class II shares.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $265 in transfer agent fees payable to PIMSS at December 31, 2006.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $15 payable to PFD at December 31, 2006.

5. Aggregate Unrealized Appreciation and Depreciation
At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

---------------------------------------------------------------------------------------------------
                                                                                       Net
                                                    Gross            Gross        Appreciation/
                                   Tax Cost     Appreciation     Depreciation     (Depreciation)
---------------------------------------------------------------------------------------------------
Equity Opportunity Portfolio       $726,240        $98,208        $ (12,062)         $86,146
                                   ========        =======        =========          =======
---------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, was $571,348 and $284,868, respectively.

7. Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:


-------------------------------------------------------------------------------------------------------
Pioneer Equity Opportunity VCT Portfolio      '06 Shares     '06 Amount     '05 Shares     '05 Amount
-------------------------------------------------------------------------------------------------------
CLASS II:
Shares sold                                      33,707        $390,401       33,266         $339,533
Reinvestment of distributions                        87             963           --
Shares repurchased                               (6,808)        (78,801)      (4,129)         (43,531)
                                                 ------------------------------------------------------
Net increase                                     26,986        $312,601       29,137         $296,002
                                                 ======================================================
-------------------------------------------------------------------------------------------------------

8. New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Equity Opportunity VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Equity Opportunity VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Opportunity VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio (the "Fund")
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return and yield, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Russell 1000 Value Index. The Fund's performance, based upon total return, was in the first quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the first quintile of the peer group for the three years ended June 30, 2006, the second quintile for the five years ended June 30, 2006 and in the first quintile for the ten year period ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield of the Fund, before deduction of expenses, relative to the yield index. The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was strong.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities and fixed income groups. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the second quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the second quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated asset levels,

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                                  (continued)
--------------------------------------------------------------------------------

   break points in the management fee are not necessary at this time. The Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The trust's Board of Trustees provides broad supervision over the portfolio's affairs. The officers of the trust are responsible for the trust's operations. The trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 86 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the trust is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                            POSITIONS HELD      LENGTH OF SERVICE
NAME AND AGE                WITH THE TRUST      AND TERM OF OFFICE
John F. Cogan, Jr. (80)*    Chairman of the     Trustee since 1994. Serves
                            Board, Trustee      until a successor trustee
                            and President       is elected or earlier
                                                retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

NAME AND AGE                PRINCIPAL OCCUPATION DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*    Deputy Chairman and a Director of Pioneer Global      Director of ICI Mutual Insurance Company
                            Asset Management S.p.A. ("PGAM"); Non-Executive
                            Chairman and a Director of Pioneer Investment
                            Management USA Inc. ("PIM-USA"); Chairman and a
                            Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc.
                            (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin); President
                            and a Director of Pioneer Alternative Investment
                            Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund
                            (Russia) (until June 2006); Director of Nano-C,
                            Inc. (since 2003); Director of Cole Investment
                            Corporation (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of
                            Pioneer Funds Distributor, Inc. ("PFD") (until May
                            2006); President of all of the Pioneer Funds; and
                            Of Counsel, Wilmer Cutler Pickering Hale and Dorr
                            LLP (counsel to PIM-USA and the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                            POSITIONS HELD      LENGTH OF SERVICE
NAME, AGE AND ADDRESS       WITH THE TRUST      AND TERM OF OFFICE
David R. Bock (63)          Trustee             Trustee since 2005. Serves        Senior Vice President and Chief Financial Officer,
3050 K. Street NW,                              until a successor trustee         I-trax, Inc. (publicly traded health care services
Washington, DC 20007                            is elected or earlier             company) (2001 - present); Managing Partner,
                                                retirement or removal.            Federal City Capital Advisors (boutique merchant
                                                                                  bank) (2002 to 2004); and Executive Vice President
                                                                                  and Chief Financial Officer, Pedestal Inc.
                                                                                  (internet- based mortgage trading company)
                                                                                  (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)           Trustee             Trustee since 2000. Serves        President, Bush International (international
3509 Woodbine Street,                           until a successor trustee         financial advisory firm)
Chevy Chase, MD 20815                           is elected or earlier
                                                retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)   Trustee             Trustee since 2000. Serves        Founding Director, The Winthrop Group, Inc.
1001 Sherbrooke Street West,                    until a successor trustee         (consulting firm); and Desautels Faculty of
Montreal, Quebec, Canada                        is elected or earlier             Management, McGill University
H3A 1G5                                         retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)        Trustee             Trustee since 2006. Serves        Private investor (2004 - present); and Senior
89 Robbins Avenue,                              until a successor trustee         Executive Vice President, The Bank of New York
Berkeley Heights, NJ                            is elected or earlier             (financial and securities services) (1986 - 2004)
07922                                           retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)    Trustee             Trustee since 1995. Serves        President and Chief Executive Officer, Newbury,
200 State Street, 12th                          until a successor trustee         Piret & Company, Inc. (investment banking firm)
Floor, Boston, MA 02109                         is elected or earlier
                                                retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)          Trustee             Trustee since 2000. Serves        President, John Winthrop & Co., Inc. (private
One North Adgers Wharf,                         until a successor trustee         investment firm)
Charleston, SC 29401                            is elected or earlier
                                                retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (63)          Director of The Enterprise Social Investment
3050 K. Street NW,          Company (privately-held affordable housing
Washington, DC 20007        finance company); and Director of New York
                            Mortgage Trust (publicly traded mortgage
                            REIT)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)           Director of Brady Corporation (industrial
3509 Woodbine Street,       identification and specialty coated material
Chevy Chase, MD 20815       products manufacturer); Director of Briggs
                            & Stratton Co. (engine manufacturer);
                            Director of Mortgage Guaranty Insurance
                            Corporation; and Director of UAL
                            Corporation (airline holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)   None
1001 Sherbrooke Street West,
Montreal, Quebec, Canada
H3A 1G5
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)        Director of Quadriserv Inc. (technology
89 Robbins Avenue,          products for securities lending industry)
Berkeley Heights, NJ
07922
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)    Director of New America High Income Fund,
200 State Street, 12th      Inc. (closed-end investment company)
Floor, Boston, MA 02109
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)          None
One North Adgers Wharf,
Charleston, SC 29401
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                            POSITIONS HELD      LENGTH OF SERVICE
NAME AND AGE                WITH THE TRUST      AND TERM OF OFFICE
Osbert M. Hood (54)+        Executive Vice      Since 2003. Serves at the
                            President           discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)    Secretary           Since 2000. Serves at the
                                                discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)  Assistant           Since 2003. Serves at the
                            Secretary           discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey       Assistant           Since 2006. Serves at the
(45)                        Secretary           discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)           Treasurer           Since 2000. Serves at the
                                                discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)        Assistant           Since 2004. Serves at the
                            Treasurer           discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)       Assistant           Since 2000. Serves at the
                            Treasurer           discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)          Assistant           Since 2002. Serves at the
                            Treasurer           discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------

NAME AND AGE                PRINCIPAL OCCUPATION DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Osbert M. Hood (54)+        President and Chief Executive Officer, PIM-USA        Trustee of certain Pioneer Funds
                            since May 2003 (Director since January 2001;
                            Executive Vice President and Chief Operating
                            Officer from November 2000 - May 2003); Director
                            of PGAM since June 2003; President and Director of
                            Pioneer since May 2003; President and Director of
                            Pioneer Institutional Asset Management, Inc. since
                            February 2006; Chairman and Director of Pioneer
                            Investment Management Shareholder Services, Inc.
                            ("PIMSS") since May 2003; Director of PFD since
                            May 2006; Director of Oak Ridge Investments, LLC
                            (a registered investment adviser in which PIM-USA
                            owns a minority interest) since January 2005;
                            Director of Vanderbilt Capital Advisors, LLC (an
                            institutional investment adviser wholly- owned by
                            PIM-USA) since June 2006; and Executive Vice
                            President of all of the Pioneer Funds since June
                            2003
+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)    Secretary of PIM-USA; Senior Vice President -         None
                            Legal of Pioneer; Secretary/ Clerk of most of
                            PIM-USA's subsidiaries; and Secretary of all of
                            the Pioneer Funds since September 2003 (Assistant
                            Secretary from November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)  Vice President and Senior Counsel of Pioneer since    None
                            July 2002; Vice President and Senior Counsel of
                            BISYS Fund Services, Inc. (April 2001 to June
                            2002); Senior Vice President and Deputy General
                            Counsel of Funds Distributor, Inc. (July 2000 to
                            April 2001); and Assistant Secretary of all of the
                            Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey       Partner, Wilmer Cutler Pickering Hale and Dorr        None
(45)                        LLP; and Assistant Secretary of all of the Pioneer
                            Funds since July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)           Vice President - Fund Accounting, Administration      None
                            and Controllership Services of Pioneer; and
                            Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)        Deputy Treasurer of Pioneer since 2004; Treasurer     None
                            and Senior Vice President, CDC IXIS Asset
                            Management Services from 2002 to 2003; Assistant
                            Treasurer and Vice President, MFS Investment
                            Management from 1997 to 2002; and Assistant
                            Treasurer of all of the Pioneer Funds since
                            November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)       Assistant Vice President - Fund Accounting,           None
                            Administration and Controllership Services of
                            Pioneer; and Assistant Treasurer of all of the
                            Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)          Fund Accounting Manager - Fund Accounting,            None
                            Administration and Controllership Services of
                            Pioneer; and Assistant Treasurer of all of the
                            Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Opportunity VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                            POSITIONS HELD      LENGTH OF SERVICE
NAME AND AGE                WITH THE TRUST      AND TERM OF OFFICE
Katherine Kim Sullivan      Assistant           Since 2003. Serves at the
(33)                        Treasurer           discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)     Chief               Since 2006. Serves at the
                            Compliance          discretion of the Board
                            Officer
------------------------------------------------------------------------------------------------------------------------------------



NAME AND AGE                PRINCIPAL OCCUPATION DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katherine Kim Sullivan      Fund Administration Manager - Fund Accounting,        None
(33)                        Administration and Controllership Services since
                            June 2003; Assistant Vice President - Mutual Fund
                            Operations of State Street Corporation from June
                            2002 to June 2003 (formerly Deutsche Bank Asset
                            Management); Pioneer Fund Accounting,
                            Administration and Controllership Services (Fund
                            Accounting Manager from August 1999 to May 2002);
                            and Assistant Treasurer of all of the Pioneer
                            Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)     Chief Compliance Officer of Pioneer and all of the    None
                            Pioneer Funds since March 2006; Vice President and
                            Senior Counsel of Pioneer since September 2004;
                            and Senior Vice President and Counsel, State
                            Street Research & Management Company (February
                            1998 to September 2004)

------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.
                                                                   18680-01-0207

                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                                   Pioneer Fund VCT Portfolio -- Class II Shares



                                                                   ANNUAL REPORT

                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio
  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                        10

  Notes to Financial Statements                                               14

  Report of Independent Registered Public
    Accounting Firm                                                           20

  Factors Considered by the Independent Trustees
    in Approving the Management Contract                                      21

  Trustees, Officers and Service Providers                                    24



This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                          93.2%
Depositary Receipts for International Stocks                                 3.6%
Temporary Cash Investment                                                    1.9%
International Common Stocks                                                  1.3%

Sector Distribution
(As a percentage of equity holdings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                  16.8%
Industrials                                                                 14.1%
Information Technology                                                      14.0%
Consumer Discretionary                                                      13.4%
Health Care                                                                 12.9%
Consumer Staples                                                            11.2%
Energy                                                                       8.3%
Materials                                                                    4.3%
Telecommunication Services                                                   4.2%
Utilities                                                                    0.8%

Five Largest Holdings
(As a percentage of equity holdings)

 1. Chevron Corp.                                                           2.48%
 2. McGraw-Hill Co., Inc.                                                   2.41
 3. Norfolk Southern Corp.                                                  2.11
 4. Wells Fargo & Co.                                                       1.89
 5. Deere & Co.                                                             1.69

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                                           12/31/06          12/31/05
Net Asset Value per Share                  $24.73            $21.49

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $0.2561        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

             Pioneer Fund
             VCT Portfolio      S&P 500
10/97           10000            10000
                10545            10642
12/98           13258            13686
                15328            16564
12/00           15481            15057
                13764            13268
12/02           11114            10337
                13719            13300
12/04           15218            14747
                16121            15470
12/06           18757            17912

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class (10/31/97)                                                    7.10%
5 Years                                                                     6.39%
1 Year                                                                     16.35%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

       Share Class                                                       II
       -------------------------------------------------------------------------
       Beginning Account Value on 7/1/06                             $  1,000.00
       Ending Account Value on 12/31/06                              $ ,1,107.78
       Expenses Paid During Period*                                  $      5.05

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

       Share Class                                                       II
       -------------------------------------------------------------------------
       Beginning Account Value on 7/1/06                              $ 1,000.00
       Ending Account Value on 12/31/06                               $ 1,020.42
       Expenses Paid During Period*                                   $     4.84

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95% for Class II shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

In the following discussion, portfolio manager John Carey discusses the performance of Pioneer Fund VCT Portfolio, as well as the investment environment over the twelve-month period ended December 31, 2006.

Q. John, how did Pioneer Fund VCT Portfolio perform during 2006?
A. Overall, the Portfolio did well in 2006, versus both its stock-market benchmark and its mutual-fund peer group. However, the performance was stronger on a relative basis in the first half of the year than in the second. For the year as a whole, Class II shares of Pioneer Fund VCT Portfolio showed a total return of 16.35% at net asset value. By comparison, the Standard & Poor's 500, an unmanaged index of the general stock market, rose by 15.78%, and the 224 funds in the Lipper Large-Cap Core category had an average return of 13.31%. In the second half of the year, the Fund returned 10.96%, versus 12.73% for the S&P 500 and 11.56% for the 230 Lipper Large-Cap Core funds.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Despite lagging in the last six months, we were pleased with our positive results for the year, especially in view of our having been cautious about the markets as we went into the year. Corporate earnings held up surprisingly well all year, and we think that that was the main reason for the good equity performance. Underlying the earnings advances was continued economic growth in the United States, accompanied by ongoing productivity improvements by American companies and historically low unemployment numbers. Other positives for the market were a fall-off in energy prices, a decline in the Federal budget deficit, robust merger-and-acquisition activity, and very good growth in many foreign countries, benefiting U.S. multinational companies. There were concerns later in the year about the changing political scene in Washington, the nerve-wracking international issues, the potential effects on consumer spending of the slowdown in housing, and some evidence of inventory build-up in commodities. But when the curtain fell on the year, investors had reason to be happy.

Q. Please focus just on the last part of the year and discuss the relative underperformance.
A. The underperformance in the last six months of 2006 was primarily attributable to sluggish returns for the Portfolio in consumer staples, financials, and industrials. Hershey trailed its consumer staples sector after lowering its forecasts amidst problems with its Canadian business and excessive retailer inventory. Norfolk Southern, Caterpillar, and Burlington Northern, in our industrials sector, saw some profit-taking in the wake of investor concerns of a slowing economy. In the financials sector, we lost some relative performance by not owning one name, Goldman Sachs, that did extremely well in the period and by lackluster performance from one of our larger and overweighted positions, National City. At the same time, we had positive performance attribution from a number of our holdings across various sectors, including McGraw-Hill and Nordstrom in consumer cyclicals, BellSouth and AT&T in telecommunications services, and PACCAR in industrials. It is sometimes a trade-off between short and long-term results, and we do not expect that each of our holdings will perform well in each time period. In cases of near-term underperformance such as we saw in the cases mentioned, we obviously want to review the long-term investment case closely and be sure it remains intact. If we think that the current difficulties reflect more fundamental issues, of course we need to re-assess our holding of the security. In the cases of Hershey, Norfolk Southern, Caterpillar, and Burlington Northern, we decided that the merits of each outweighed the shortcomings and retained the positions.

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. What changes did you make to the Portfolio in the second half of the year?
A. Most of our activity in the six months ended December 31, 2006, was on the sell side. We eliminated ten positions and only added four, two of which were spin-offs from existing holdings. We added Wal-Mart Stores, the well-known discount retailer. After watching the stock for several years and noting its listless share price despite rising earnings, we finally thought that the opportunities exceeded the risks. Moderating gasoline prices help its clientele of average working people and mean they may be able to do more shopping. We also initiated a position in Advanced Micro Devices, a semiconductor company that has labored for years in the shadow of the much larger Intel. At last AMD appears to have secured some stable market share, on the back of new and highly competitive product offerings. In thinking about AMD versus Intel (which, by the way, we also own), we are heartened by the Biblical story of David and Goliath, though would note that the story does not always play out as it did in the Bible. Otherwise, we acquired shares of Windstream, a local telephone-service provider, when our holding ALLTEL spun it out, and we likewise received stock in Idearc, a publisher of yellow-page directories, when its parent, Verizon, distributed the equity of that company.

   Among our sales were three resulting from mergers and acquisitions. Inco, the Canadian nickel miner, was acquired at a large premium over our average cost by CVRD, a Brazilian company. Freescale Semiconductor and Golden West Financial were also acquired at attractive prices relative to what we had paid. We took profits during the period in Gamestop, which was spun out by our holding Barnes & Noble in 2002. Century Tel and Lockheed Martin appeared to us fully valued, and we also parted company with Masco, Yum! Brands, Bristol-Myers Squibb, and Exelon for sundry reasons.

Q. Can you share with us your outlook for 2007?
A. We think that the year ahead will be characterized by some of the same cross-currents as we experienced in 2006. One of the debates currently is with respect to the Federal Reserve and when or whether it might reduce interest rates. The Fed has signaled its concern over inflation. At the same time, a slower economy could be helped by lower rates. We do not expect any imminent action by the Fed and do not discount the possibility that the economy will stay strong enough that the Fed does not feel the need to act, at least over the next several months. Another debate has to do with the implications for business of the new Congress in Washington, D. C., where the Democrats now control both the House of Representatives and, if very narrowly, the Senate. We shall be attentive to possible changes in tax and other policy that might alter the environment in which companies do business. Of course neither party is consistently positive or negative for companies across the board, or even in individual industries, but instead each party has its own constituencies and its own agendas.

   The final and most important piece of the puzzle that is figuring out what 2007 holds in store for us is the rate of corporate earnings growth. Will the pace of earnings slow over the next few quarters, and if so, how will stocks react? An unusual feature about the bull market of the past four years has been the decline in price-to-earnings multiples as earnings have grown faster than share prices have risen. With that in mind, one could argue that the downside risk for the market is lower than it often is at this stage of a bull market, when multiples are usually comparatively high. We cannot, though, predict where the market will go, and would note that low multiples are no guarantee that prices cannot fall. So we intend to keep with our defensive posture, emphasizing companies we think have the potential to do reasonably well even in a softer economy. As always, we shall devote considerable energy to our research process and learn as much as we can about companies before investing in their stocks. Thank you as ever for your support.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

      Shares                                                   Value
                  COMMON STOCKS - 98.0%
                  Energy - 8.1%
                  Integrated Oil & Gas - 6.2%
     179,531      Chevron Corp.                         $ 13,200,914
      88,025      ConocoPhillips                           6,333,399
     114,668      Exxon Mobil Corp.                        8,787,009
     107,450      Occidental Petroleum Corp.               5,246,784
                                                        ------------
                                                        $ 33,568,106
                                                        ------------
                  Oil & Gas Equipment & Services - 0.5%
      65,062      Weatherford Intl, Inc.*               $  2,718,941
                                                        ------------
                  Oil & Gas Exploration & Production - 1.4%
      76,894      Apache Corp.                          $  5,114,220
      67,515      Pioneer Natural Resources Co.            2,679,670
                                                        ------------
                                                        $  7,793,890
                                                        ------------
                  Total Energy                          $ 44,080,937
                                                        ------------
                  Materials - 4.2%
                  Aluminum - 1.1%
     191,026      Alcoa, Inc.                           $  5,732,690
                                                        ------------
                  Diversified Chemical - 0.7%
      70,100      Dow Chemical Co.                      $  2,799,794
      26,034      E.I. du Pont de Nemours and Co.          1,268,116
                                                        ------------
                                                        $  4,067,910
                                                        ------------
                  Diversified Metals & Mining - 1.2%
     122,524      Rio Tinto Plc                         $  6,522,710
                                                        ------------
                  Industrial Gases - 0.9%
      25,334      Air Products & Chemicals, Inc.        $  1,780,474
      53,762      Praxair, Inc.                            3,189,699
                                                        ------------
                                                        $  4,970,173
                                                        ------------
                  Specialty Chemicals - 0.3%
      37,481      Ecolab, Inc.                          $  1,694,141
                                                        ------------
                  Total Materials                       $ 22,987,624
                                                        ------------
                  Capital Goods - 10.0%
                  Aerospace & Defense - 2.5%
      86,022      General Dynamics Corp.                $  6,395,736
     111,683      United Technologies Corp.                6,982,421
                                                        ------------
                                                        $ 13,378,157
                                                        ------------
                  Construction & Farm Machinery &
                  Heavy Trucks - 4.4%
      99,679      Caterpillar, Inc.                     $  6,113,313
      94,266      Deere & Co.                              8,961,869
     136,822      PACCAR, Inc.                             8,879,748
                                                        ------------
                                                        $ 23,954,930
                                                        ------------

      Shares                                                   Value
                  Electrical Component & Equipment - 1.2%
      97,280      Emerson Electric Co.                  $  4,289,075
      36,906      Rockwell International Corp.             2,254,218
                                                        ------------
                                                        $  6,543,293
                                                        ------------
                  Industrial Conglomerates - 1.7%
      43,600      3M Co.                                $  3,397,748
     154,654      General Electric Co.                     5,754,675
                                                        ------------
                                                        $  9,152,423
                                                        ------------
                  Industrial Machinery - 0.2%
      16,367      Parker Hannifin Corp.                 $  1,258,295
                                                        ------------
                  Total Capital Goods                   $ 54,287,098
                                                        ------------
                  Transportation - 3.8%
                  Airlines - 0.7%
     261,293      Southwest Airlines Co.                $  4,003,009
                                                        ------------
                  Railroads - 3.1%
      74,802      Burlington Northern, Inc.             $  5,521,136
     222,911      Norfolk Southern Corp.                  11,210,194
                                                        ------------
                                                        $ 16,731,330
                                                        ------------
                  Total Transportation                  $ 20,734,339
                                                        ------------
                  Automobiles & Components - 2.0%
                  Auto Parts & Equipment - 1.4%
      91,445      Johnson Controls, Inc.                $  7,856,954
                                                        ------------
                  Automobile Manufacturers - 0.6%
     416,051      Ford Motor Corp.                      $  3,124,543
                                                        ------------
                  Total Automobiles & Components        $ 10,981,497
                                                        ------------
                  Consumer Durables & Apparel - 0.2%
                  Apparel, Accessories & Luxury Goods - 0.2%
      23,883      Liz Claiborne, Inc.                   $  1,037,955
                                                        ------------
                  Total Consumer Durables & Apparel     $  1,037,955
                                                        ------------
                  Media - 6.0%
                  Advertising - 0.8%
      42,090      Omnicom Group                         $  4,400,089
                                                        ------------
                  Movies & Entertainment - 1.0%
     162,516      The Walt Disney Co.                   $  5,569,423
                                                        ------------
                  Publishing - 4.2%
      41,058      Elsevier NV                           $    700,087
      64,140      Gannett Co.                              3,877,904
       6,457      Idearc, Inc.*                              184,979
     125,263      John Wiley & Sons, Inc.                  4,818,868
     188,438      McGraw-Hill Co., Inc.                   12,817,553
                                                        ------------
                                                        $ 22,399,391
                                                        ------------
                  Total Media                           $ 32,368,903
                                                        ------------


6  The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                      Value
                  Retailing - 5.0%
                  Department Stores - 2.0%
     100,356      Federated Department Stores, Inc.        $  3,826,574
     147,889      Nordstrom, Inc.                             7,296,843
                                                           ------------
                                                           $ 11,123,417
                                                           ------------
                  General Merchandise Stores - 1.6%
     150,713      Target Corp.                             $  8,598,177
                                                           ------------
                  Home Improvement Retail - 0.8%
     141,584      Lowe's Companies, Inc.                   $  4,410,342
                                                           ------------
                  Specialty Stores - 0.6%
      29,018      Barnes & Noble, Inc.                     $  1,152,305
      69,072      Staples, Inc.                               1,844,222
                                                           ------------
                                                           $  2,996,527
                                                           ------------
                  Total Retailing                          $ 27,128,463
                                                           ------------
                  Food & Drug Retailing - 3.6%
                  Drug Retail - 2.1%
      75,467      CVS Corp.                                $  2,332,685
     190,303      Walgreen Co.                                8,733,005
                                                           ------------
                                                           $ 11,065,690
                                                           ------------
                  Food Distributors - 1.1%
     161,566      Sysco Corp.                              $  5,939,166
                                                           ------------
                  Hypermarkets & Supercenters - 0.4%
      19,649      Costco Wholesale Corp.                   $  1,038,843
      28,800      Wal-Mart Stores, Inc.                       1,329,984
                                                           ------------
                                                           $  2,368,827
                                                           ------------
                  Total Food & Drug Retailing              $ 19,373,683
                                                           ------------
                  Food, Beverage & Tobacco - 5.5%
                  Packaged Foods & Meats - 4.2%
     118,941      Campbell Soup Co.                        $  4,625,615
      76,411      General Mills, Inc.                         4,401,274
     108,055      H.J. Heinz Co., Inc.                        4,863,556
      82,795      Hershey Foods Corp.                         4,123,191
      43,685      Kellogg Co.                                 2,186,871
     162,773      Sara Lee Corp.                              2,772,024
                                                           ------------
                                                           $ 22,972,531
                                                           ------------
                  Soft Drinks - 1.3%
     113,124      PepsiCo, Inc.                            $  7,075,906
                                                           ------------
                  Total Food, Beverage & Tobacco           $ 30,048,437
                                                           ------------
                  Household & Personal Products - 1.8%
                  Household Products - 1.3%
      14,255      Clorox Co.                               $    914,458
      96,982      Colgate-Palmolive Co.                       6,327,106
                                                           ------------
                                                           $  7,241,564
                                                           ------------

       Shares                                                     Value
                  Personal Products - 0.5%
      67,208      Estee Lauder Co.                         $  2,743,431
                                                           ------------
                  Total Household &
                  Personal Products                        $  9,984,995
                                                           ------------
                  Health Care Equipment & Services - 5.0%
                  Health Care Equipment - 5.0%
      71,108      Becton, Dickinson & Co.                  $  4,988,226
     139,138      Biomet, Inc.                                5,742,225
      63,800      C. R. Bard, Inc.                            5,293,486
      75,039      Medtronic, Inc.                             4,015,337
     104,000      St. Jude Medical, Inc.*                     3,802,240
      39,300      Zimmer Holdings, Inc.*                      3,080,334
                                                           ------------
                                                           $ 26,921,848
                                                           ------------
                  Total Health Care
                  Equipment & Services                     $ 26,921,848
                                                           ------------
                  Pharmaceuticals & Biotechnology - 7.7%
                  Biotechnology - 0.7%
      53,778      Amgen, Inc.*                             $  3,673,575
                                                           ------------
                  Pharmaceuticals - 7.0%
     102,710      Abbott Laboratories                      $  5,003,004
      53,017      Barr Laboratorie, Inc.*                     2,657,212
      80,039      Eli Lilly & Co.                             4,170,032
      72,158      Johnson & Johnson                           4,763,871
      63,788      Merck & Co., Inc.                           2,781,157
      77,980      Novartis AG (A.D.R.)                        4,479,171
     204,900      Pfizer, Inc.                                5,306,910
      36,377      Roche Holdings AG (A.D.R.)*                 3,260,325
     175,915      Schering-Plough Corp.                       4,158,631
      44,611      Teva Pharmaceutical Industries, Ltd.        1,386,510
                                                           ------------
                                                           $ 37,966,823
                                                           ------------
                  Total Pharmaceuticals &
                  Biotechnology                            $ 41,640,398
                                                           ------------
                  Banks - 8.3%
                  Diversified Banks - 3.8%
     235,635      U.S. Bancorp                             $  8,527,631
      39,577      Wachovia Corp.                              2,253,910
     281,946      Wells Fargo & Co.                          10,026,000
                                                           ------------
                                                           $ 20,807,541
                                                           ------------
                  Regional Banks - 3.3%
      25,377      Compass Bancshares, Inc.                 $  1,513,738
      83,035      First Horizon National Corp.                3,469,202
     170,284      National City Corp.                         6,225,583
      55,102      SunTrust Banks, Inc.                        4,653,364
      21,817      Zions BanCorp.                              1,798,593
                                                           ------------
                                                           $ 17,660,480
                                                           ------------


   The accompanying notes are an integral part of these financial statements.  7

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                    (continued)
--------------------------------------------------------------------------------

      Shares                                                         Value
                  Thrifts & Mortgage Finance - 1.2%
     146,301      Washington Mutual, Inc.                     $  6,655,232
                                                              ------------
                  Total Banks                                 $ 45,123,253
                                                              ------------
                  Diversified Financials - 5.4%
                  Asset Management & Custody Banks - 1.9%
      43,970      Federated Investors, Inc.                   $  1,485,307
     104,482      State Street Corp.                             7,046,266
      36,004      T. Rowe Price Associates, Inc.                 1,575,895
                                                              ------------
                                                              $ 10,107,468
                                                              ------------
                  Consumer Finance - 1.2%
     112,725      American Express Co.                        $  6,839,026
                                                              ------------
                  Investment Banking & Brokerage - 1.0%
      58,452      Merrill Lynch & Co., Inc.                   $  5,441,881
                                                              ------------
                  Diversified Financial Services - 1.3%
      86,529      Bank of America Corp.                       $  4,619,783
      42,750      Citigroup, Inc.                                2,381,175
                                                              ------------
                                                              $  7,000,958
                                                              ------------
                  Total Diversified Financials                $ 29,389,333
                                                              ------------
                  Insurance - 2.7%
                  Life & Health Insurance - 0.6%
      49,100      MetLife, Inc.                               $  2,897,391
                                                              ------------
                  Multi-Line Insurance - 0.4%
      24,622      Hartford Financial Services Group, Inc.     $  2,297,479
                                                              ------------
                  Property & Casualty Insurance - 1.7%
     137,506      Chubb Corp.                                 $  7,275,442
      34,082      Safeco Corp.                                   2,131,829
                                                              ------------
                                                              $  9,407,271
                                                              ------------
                  Total Insurance                             $ 14,602,141
                                                              ------------
                  Software & Services - 3.9%
                  Application Software - 0.7%
      86,186      Adobe Systems, Inc.*                        $  3,543,968
                                                              ------------
                  Data Processing & Outsourced Services - 2.2%
     181,884      Automatic Data Processing, Inc.             $  8,957,787
      25,841      DST Systems, Inc.*                             1,618,422
      28,113      Fiserv, Inc.*                                  1,473,683
                                                              ------------
                                                              $ 12,049,892
                                                              ------------
                  Systems Software - 1.0%
     181,275      Microsoft Corp.                             $  5,412,872
                                                              ------------
                  Total Software & Services                   $ 21,006,732
                                                              ------------
                  Technology Hardware & Equipment - 6.8%
                  Communications Equipment - 2.9%
     139,000      Cisco Systems, Inc.*                        $  3,798,870
     313,651      Motorola, Inc.                                 6,448,665
     274,102      Nokia Corp. (A.D.R.)                           5,569,753
                                                              ------------
                                                              $ 15,817,288
                                                              ------------

      Shares                                                         Value
                  Computer Hardware - 2.7%
     127,276      Dell, Inc.*                                 $  3,193,355
     176,511      Hewlett-Packard Co.                            7,270,488
     746,472      Sun Microsystems, Inc.*                        4,045,878
                                                              ------------
                                                              $ 14,509,721
                                                              ------------
                  Computer Storage & Peripherals - 0.3%
     134,374      EMC Corp.*                                  $  1,773,737
                                                              ------------
                  Office Electronics - 0.9%
      85,863      Canon, Inc. (A.D.R.)                        $  4,858,987
                                                              ------------
                  Total Technology Hardware &
                  Equipment                                   $ 36,959,733
                                                              ------------
                  Semiconductors - 3.1%
                  Semiconductor Equipment - 0.5%
     149,770      Applied Materials, Inc.                     $  2,763,257
                                                              ------------
                  Semiconductors - 2.6%
     124,400      Advanced Micro Devices, Inc.*               $  2,531,540
     258,029      Intel Corp.                                    5,225,087
     211,248      Texas Instruments, Inc.                        6,083,942
                                                              ------------
                                                              $ 13,840,569
                                                              ------------
                  Total Semiconductors                        $ 16,603,826
                                                              ------------
                  Telecommunication Services - 4.1%
                  Integrated Telecommunication Services - 3.8%
     235,088      AT&T Corp.                                  $  8,404,396
     141,901      BellSouth Corp.                                6,684,956
     129,130      Verizon Communications, Inc.                   4,808,801
      59,603      Windstream Corp.                                 847,555
                                                              ------------
                                                              $ 20,745,708
                                                              ------------
                  Wireless Telecommunication Services - 0.3%
      23,216      Alltel Corp.                                $  1,404,104
                                                              ------------
                  Total Telecommunication Services            $ 22,149,812
                                                              ------------
                  Utilities - 0.8%
                  Electric Utilities - 0.4%
      56,177      Southern Co.                                $  2,070,684
                                                              ------------
                  Multi-Utilities - 0.4%
      34,904      Consolidated Edison, Inc.                   $  1,677,836
      13,700      PG&E Corp.                                       648,421
                                                              ------------
                                                              $  2,326,257
                                                              ------------
                  Total Utilities                             $  4,396,941
                                                              ------------
                  TOTAL COMMON STOCKS
                  (Cost $375,951,520)                         $531,807,948
                                                              ------------

8  The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                           Value
               TEMPORARY CASH INVESTMENT - 1.9%
               Repurchase Agreement - 1.9%
10,200,000     UBS AG, 4.7%, dated 12/29/06,
               repurchase price of $10,200,000 plus
               accrued interest on 1/2/06, collateralized
               by $10,549,000 U.S. Treasury Bill,
               3.25%, 8/15/08                                $ 10,200,000
                                                             ------------
               TOTAL TEMPORARY CASH
               INVESTMENT
               (Cost $10,200,000)                            $ 10,200,000
                                                             ------------
               TOTAL INVESTMENT
               IN SECURITIES - 99.9%
               (Cost $386,151,520)                           $542,007,948
                                                             ------------
               OTHER ASSETS
               AND LIABILITIES - 0.1%                        $    619,448
                                                             ------------
               TOTAL NET ASSETS - 100.0%                     $542,627,396
                                                             ============

*        Non-income producing security
(A.D.R.) American Depositary Receipt

   The accompanying notes are an integral part of these financial statements.  9

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year         Year         Year         Year         Year
                                                             Ended        Ended        Ended       Ended        Ended
Class II                                                   12/31/06     12/31/05     12/31/04     12/31/03     12/31/02
Net asset value, beginning of period                      $  21.49     $  20.51     $  18.66     $  15.25     $  19.05
                                                          --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.25     $   0.20     $   0.18     $   0.14     $   0.13
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                           3.25         1.01         1.85         3.42        (3.78)
                                                          --------     --------     --------     --------     --------
  Net increase (decrease) from investment operations      $   3.50     $   1.21     $   2.03     $   3.56     $  (3.65)
Distributions to shareowners:
 Net investment income                                       (0.26)       (0.23)       (0.18)       (0.15)       (0.15)
                                                           -------     --------     --------     --------     --------
 Net increase (decrease) in net asset value               $   3.24     $   0.98     $   1.85     $   3.41     $  (3.80)
                                                          --------     --------     --------     --------     --------
 Net asset value, end of period                           $  24.73     $  21.49     $  20.51     $  18.66     $  15.25
                                                          ========     ========     ========     ========     ========
Total return*                                                16.35%        5.94%       10.93%      23.44%       (19.25)%
Ratio of net expenses to average net assets+                  0.95%        0.95%        0.96%       1.00%         1.06%
Ratio of net investment income to average net assets+         1.10%        1.01%        1.00%       0.87%         0.84%
Portfolio turnover rate                                          9%          23%          17%         11%           11%
Net assets, end of period (in thousands)                  $155,710     $116,656     $133,627     $ 87,488     $ 36,218
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                 0.95%        0.95%        0.96%       1.00%         1.06%
 Net investment income                                        1.10%        1.01%        1.00%       0.87%         0.84%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10  The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $386,151,520)      $ 542,007,948
 Receivables --
  Fund shares sold                                                 503,001
  Dividends, interest and foreign taxes withheld                 1,083,779
 Other                                                              34,553
                                                             -------------
  Total assets                                               $ 543,629,281
                                                             -------------
LIABILITIES:
 Payables --
  Fund shares repurchased                                    $     595,350
 Due to bank                                                       286,971
 Due to affiliates                                                  35,640
 Accrued expenses                                                   83,924
                                                             -------------
  Total liabilities                                          $   1,001,885
                                                             -------------
NET ASSETS:
 Paid-in capital                                             $ 406,920,308
 Undistributed net investment income                                42,393
 Accumulated net realized loss on investments                  (20,191,733)
 Net unrealized gain on investments                            155,856,428
                                                             -------------
  Total net assets                                           $ 542,627,396
                                                             -------------
NET ASSET VALUE PER SHARE:
 Class I:
 (No par value, unlimited number of shares authorized)
  Net assets                                                 $ 386,917,044
 Shares outstanding                                             15,604,332
                                                             -------------
  Net asset value per share                                  $       24.80
 Class II:
 (No par value, unlimited number of shares authorized)
  Net assets                                                 $ 155,710,352
 Shares outstanding                                              6,296,048
                                                             -------------
  Net asset value per share                                  $       24.73


  The accompanying notes are an integral part of these financial statements.  11

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                     Year Ended
                                                                      12/31/06
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $78,149)                $10,133,866
 Interest                                                                421,825
                                                                     -----------
  Total investment income                                            $10,555,691
                                                                     -----------
EXPENSES:
 Management fees                                                     $ 3,350,070
 Transfer agent fees and expenses                                          2,832
 Distribution fees (Class II)                                            341,019
 Administrative reimbursements                                           113,433
 Custodian fees                                                           41,352
 Professional fees                                                        48,717
 Printing                                                                 14,920
 Fees and expenses of nonaffiliated trustees                               8,431
 Miscellaneous                                                            21,437
                                                                     -----------
  Total expenses                                                     $ 3,942,211
  Less fees paid indirectly                                               (5,637)
                                                                     -----------
  Net expenses                                                       $ 3,936,574
                                                                     -----------
   Net investment income                                             $ 6,619,117
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                        $19,969,864
  Other assets and liabilities denominated in foreign currencies         (20,302)
                                                                     -----------
                                                                     $19,949,562
                                                                     -----------
 Change in net unrealized gain or loss from investments              $52,425,564
                                                                     -----------
 Net gain on investments and foreign currency transactions           $72,375,126
                                                                     ===========
 Net increase in net assets resulting from operations                $78,994,243
                                                                     ===========


12  The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                Year                Year
                                                                                Ended               Ended
                                                                              12/31/06            12/31/05
FROM OPERATIONS:
Net investment income                                                      $    6,619,117      $    6,406,915
Net realized gain on investments and foreign currency transactions             19,949,562          46,679,070
Change in net unrealized gain (loss) on investments                            52,425,564         (23,029,256)
                                                                           --------------      --------------
  Net increase in net assets resulting from operations                     $   78,994,243      $   30,056,729
                                                                           --------------      --------------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
 Class I                                                                   $   (5,053,431)     $   (5,374,313)
 Class II                                                                      (1,530,263)         (1,440,262)
                                                                           --------------      --------------
  Total distributions to shareowners                                       $   (6,583,694)     $   (6,814,575)
                                                                           --------------      --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                           $   81,852,880      $   42,859,167
Shares issued in reorganization                                                        --          53,856,933
Reinvestment of distributions                                                   6,583,693           6,814,325
Cost of shares repurchased                                                   (117,849,268)       (139,175,447)
Redemption in kind                                                                     --         (75,731,419)
                                                                           --------------      --------------
  Net (decrease) in net assets resulting from Fund share transactions      $  (29,412,695)     $ (111,376,441)
                                                                           --------------      --------------
  Net increase (decrease) in net assets                                    $   42,997,854      $  (88,134,287)
NET ASSETS:
Beginning of year                                                             499,629,542         587,763,829
                                                                           --------------      --------------
End of year                                                                $  542,627,396      $  499,629,542
                                                                           ==============      ==============
Undistributed net investment income, end of year                           $       42,393      $       27,272
                                                                           ==============      ==============


  The accompanying notes are an integral part of these financial statements.  13

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Fund VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio)
       (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Portfolio is to seek capital appreciation.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2006, the Portfolio had no open contracts.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At December 31, 2006, the Portfolio had no open forward contracts.

E. Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                              (continued)
--------------------------------------------------------------------------------

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, the Portfolio had a net capital loss carryforward of $19,798,047, of which the following amounts will expire between 2010 and 2011 if not utilized: $6,780,520 in 2010 and $13,017,527 in 2011.

   At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

--------------------------------------------------------------------------------
                     Undistributed Net     Accumulated Net
Portfolio            Investment Income      Realized Gain     Paid-In Capital
--------------------------------------------------------------------------------
 Fund Portfolio         $ (20,302)            $20,302              $--
                        =========             =======              ===
--------------------------------------------------------------------------------

   The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                     2006             2005
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                 $  6,583,694       $6,814,575
                                                 ------------------------------
  Total distributions                            $  6,583,694       $6,814,575
                                                 ==============================
 Distributable Earnings:
 Undistributed ordinary income                   $     42,393
 Capital loss carryforward                        (19,798,047)
 Unrealized appreciation                          155,462,742
                                                 ------------
 Total                                           $135,707,088
                                                 ============
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

F. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Portfolio and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Portfolio shares for the year ended December 31, 2006. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $30,145 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $2,287 in transfer agent fees payable to PIMSS at December 31, 2006.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $3,208 payable to PFD at December 31, 2006.

5. Aggregate Unrealized Appreciation and Depreciation
At December 31, 2006, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

-----------------------------------------------------------------------------------------
                                                                                Net
                                           Gross             Gross         Appreciation/
                        Tax Cost       Appreciation      Depreciation      (Depreciation)
-----------------------------------------------------------------------------------------
 Fund Portfolio       $386,545,206     $164,933,562      $ (9,470,820)      $155,462,742
                      ============     ============      ============       ============
-----------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                              (continued)
--------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $46,027,111 and $86,246,237, respectively.

7. Capital Shares

At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

-------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio                     '06 Shares      '06 Amount       '05 Shares        '05 Amount
-------------------------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                                    1,347,828    $  31,570,652         580,758     $   11,975,172
 Reinvestment of distributions                    218,022        5,053,431         257,653          5,374,312
 Shares repurchased                            (3,732,955)     (85,740,891)     (5,148,933)      (106,238,103)
                                               --------------------------------------------------------------
  Net increase (decrease)                      (2,167,105)   $ (49,116,808)     (4,310,522)    $  (88,888,619)
                                               ==============================================================
 CLASS II:
 Shares sold                                    2,196,546    $  50,282,228       1,500,748     $   30,883,995
 Class II shares issued in reorganization              --               --       2,567,061         53,856,933
 Reinvestment of distribution                      65,905        1,530,262          69,257          1,440,013
 Shares repurchased                            (1,394,115)     (32,108,377)     (1,597,303)       (32,937,344)
 Redemptions in kind                                   --               --      (3,626,019)       (75,731,419)
                                               --------------------------------------------------------------
  Net increase (decrease)                         868,336    $  19,704,113      (1,086,256)    $  (22,487,822)
                                               ==============================================================
-------------------------------------------------------------------------------------------------------------

8. Merger Information
On November 4, 2005, beneficial owners of AmSouth VIF Select Equity Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on November 4, 2005, by exchanging all of the AmSouth Fund's net assets for Class II shares as indicated below, based on Class II share's ending net asset value on the Closing Date. The following charts show the details of the reorganizations as of that closing date ("Closing Date"):

----------------------------------------------------------------------------------------------------
                               Pioneer Fund VCT            AmSouth VIF           Pioneer Fund VCT
                                   Portfolio              Select Equity              Portfolio
                             (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
----------------------------------------------------------------------------------------------------
 Net Assets                    $444,635,312               $53,856,933              $498,492,245
 Shares Outstanding              21,144,152                 4,928,631                23,711,213
 Class II Shares Issued                                                              2,567,061
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Unrealized Appreciation     Realized Gain/(Loss)
                                    on Closing Date           on Closing Date
--------------------------------------------------------------------------------
 AmSouth VIF Select Equity             $4,928,126                $ (49,233)
                                       ==========                =========
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Fund VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Fund VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/Ernst & Young LLP


Boston, Massachusetts
February 9, 2007

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING
THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING
THE MANAGEMENT CONTRACT                                             (continued)
--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the first quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the second quintile of the peer group for the three years ended June 30, 2006 and the second quintile for the five years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also noted that the return of the Fund, before deduction of expenses, exceeded the return of its benchmark index for the 12-month period ended June 30, 2006. The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was good.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the second quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the first quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current or anticipated asset levels, break

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

   points in the management fees were not necessary. As the assets increase, the Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                                  Trustees and Officers
Investment Adviser                                                  The trust's Board of Trustees provides broad supervision
Pioneer Investment Management, Inc.                                 over the portfolio's affairs. The officers of the trust are responsible for the trust's operations. The trust's Trustees
Custodian                                                           and officers are listed below, together with their principal
Brown Brothers Harriman & Co.                                       occupations during the past five years. Trustees who are
                                                                    interested persons of the trust within the meaning of the
Independent Registered Public Accounting Firm                       1940 Act are referred to as Interested Trustees. Trustees
Ernst & Young LLP                                                   who are not interested persons of the trust are referred to as Independent Trustees. Each of the Trustees serves as a
Principal Underwriter                                               trustee of each of the 86 U.S. registered investment
Pioneer Funds Distributor, Inc.                                     portfolios for which Pioneer serves as investment adviser
                                                                    (the "Pioneer Funds"). The address for all Interested
Legal Counsel                                                       Trustees and all officers of the trust is 60 State Street,
Wilmer Cutler Pickering Hale and Dorr LLP                           Boston, Massachusetts 02109.

Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                   POSITIONS HELD       LENGTH OF SERVICE           PRINCIPAL OCCUPATION                        OTHER DIRECTORSHIPS
NAME AND AGE       WITH THE TRUST       AND TERM OF OFFICE          DURING PAST FIVE YEARS                      HELD BY THIS TRUSTEE
John F.            Chairman of the      Trustee since 1994. Serves  Deputy Chairman and a Director of Pioneer   Director of ICI
 Cogan, Jr. (80)*  Board, Trustee       until a successor trustee   Global Asset Management S.p.A. ("PGAM");    Mutual Insurance
                   and President        is elected or earlier       Non-Executive Chairman and a Director of    Company
                                        retirement or removal.      Pioneer Investment Management USA Inc.
                                                                    ("PIM-USA"); Chairman and a Director of
                                                                    Pioneer; Chairman and Director of Pioneer
                                                                    Institutional Asset Management, Inc.
                                                                    (since 2006); Director of Pioneer
                                                                    Alternative Investment Management Limited
                                                                    (Dublin); President and a Director of
                                                                    Pioneer Alternative Investment Management
                                                                    (Bermuda) Limited and affiliated funds;
                                                                    Director of PIOGLOBAL Real Estate
                                                                    Investment Fund (Russia) (until June
                                                                    2006); Director of Nano-C, Inc. (since
                                                                    2003); Director of Cole Investment
                                                                    Corporation (since 2004); Director of
                                                                    Fiduciary Counseling, Inc.; President and
                                                                    Director of Pioneer Funds Distributor,
                                                                    Inc. ("PFD") (until May 2006); President
                                                                    of all of the Pioneer Funds; and Of
                                                                    Counsel, Wilmer Cutler Pickering Hale and
                                                                    Dorr LLP (counsel to PIM-USA and the
                                                                    Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                             POSITIONS HELD     LENGTH OF SERVICE             PRINCIPAL OCCUPATION              OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS        WITH THE TRUST     AND TERM OF OFFICE            DURING PAST FIVE YEARS            HELD BY THIS TRUSTEE
David R. Bock (63)           Trustee            Trustee since 2005. Serves    Senior Vice President and Chief   Director of The
3050 K. Street NW,                              until a successor trustee     Financial Officer, I-trax, Inc.   Enterprise Social
Washington, DC 20007                            is elected or earlier         (publicly traded health care      Investment Company
                                                retirement or removal.        services company) (2001 -         (privately-held
                                                                              present); Managing Partner,       affordable housing
                                                                              Federal City Capital Advisors     finance company);
                                                                              (boutique merchant bank) (2002    and Director of New
                                                                              to 2004); and Executive Vice      York Mortgage Trust
                                                                              President and Chief Financial     (publicly traded
                                                                              Officer, Pedestal Inc.            mortgage REIT)
                                                                              (internet- based mortgage
                                                                              trading company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)            Trustee            Trustee since 2000. Serves    President, Bush International     Director of Brady
3509 Woodbine Street,                           until a successor trustee     (international financial          Corporation
Chevy Chase, MD 20815                           is elected or earlier         advisory firm)                    (industrial
                                                retirement or removal.                                          identification and
                                                                                                                specialty coated
                                                                                                                material products
                                                                                                                manufacturer);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation; and
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)    Trustee            Trustee since 2000. Serves    Founding Director, The Winthrop   None
1001 Sherbrooke Street West,                    until a successor trustee     Group, Inc. (consulting firm);
Montreal, Quebec, Canada                        is elected or earlier         and Desautels Faculty of
H3A 1G5                                         retirement or removal.        Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)         Trustee            Trustee since 2006. Serves    Private investor (2004 -          Director of
89 Robbins Avenue,                              until a successor trustee     present); and Senior Executive    Quadriserv Inc.
Berkeley Heights, NJ                            is elected or earlier         Vice President, The Bank of New   (technology products
07922                                           retirement or removal.        York (financial and securities    for securities
                                                                              services) (1986 - 2004)           lending industry)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)     Trustee            Trustee since 1995. Serves    President and Chief Executive     Director of New
200 State Street, 12th                          until a successor trustee     Officer, Newbury, Piret &         America High Income
Floor, Boston, MA 02109                         is elected or earlier         Company, Inc. (investment         Fund, Inc.
                                                retirement or removal.        banking firm)                     (closed-end
                                                                                                                investment company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)           Trustee            Trustee since 2000. Serves    President, John Winthrop & Co.,   None
One North Adgers Wharf,                         until a successor trustee     Inc. (private investment firm)
Charleston, SC 29401                            is elected or earlier
                                                retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                            (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD     LENGTH OF SERVICE             PRINCIPAL OCCUPATION              OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE TRUST     AND TERM OF OFFICE            DURING PAST FIVE YEARS            HELD BY THIS OFFICER
Osbert M. Hood (54)+         Executive Vice     Since 2003. Serves at the     President and Chief Executive     Trustee of certain
                             President          discretion of the Board       Officer, PIM-USA since May 2003   Pioneer Funds
                                                                              (Director since January 2001;
                                                                              Executive Vice President and
                                                                              Chief Operating Officer from
                                                                              November 2000 - May 2003);
                                                                              Director of PGAM since June
                                                                              2003; President and Director of
                                                                              Pioneer since May 2003;
                                                                              President and Director of
                                                                              Pioneer Institutional Asset
                                                                              Management, Inc. since February
                                                                              2006; Chairman and Director of
                                                                              Pioneer Investment Management
                                                                              Shareholder Services, Inc.
                                                                              ("PIMSS") since May 2003;
                                                                              Director of PFD since May 2006;
                                                                              Director of Oak Ridge
                                                                              Investments, LLC (a registered
                                                                              investment adviser in which
                                                                              PIM-USA owns a minority
                                                                              interest) since January 2005;
                                                                              Director of Vanderbilt Capital
                                                                              Advisors, LLC (an institutional
                                                                              investment adviser wholly- owned
                                                                              by PIM-USA) since June 2006; and
                                                                              Executive Vice President of all
                                                                              of the Pioneer Funds since June
                                                                              2003
+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary        Since 2000. Serves at the       Secretary of PIM-USA; Senior      None
                                              discretion of the Board         Vice President - Legal of
                                                                              Pioneer; Secretary/ Clerk of
                                                                              most of PIM-USA's subsidiaries;
                                                                              and Secretary of all of the
                                                                              Pioneer Funds since September
                                                                              2003 (Assistant Secretary from
                                                                              November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant        Since 2003. Serves at the       Vice President and Senior         None
                             Secretary        discretion of the Board         Counsel of Pioneer since July
                                                                              2002; Vice President and Senior
                                                                              Counsel of BISYS Fund Services,
                                                                              Inc. (April 2001 to June 2002);
                                                                              Senior Vice President and Deputy
                                                                              General Counsel of Funds
                                                                              Distributor, Inc. (July 2000 to
                                                                              April 2001); and Assistant
                                                                              Secretary of all of the Pioneer
                                                                              Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)   Assistant        Since 2006. Serves at the       Partner, Wilmer Cutler Pickering  None
                             Secretary        discretion of the Board         Hale and Dorr LLP; and Assistant
                                                                              Secretary of all of the Pioneer
                                                                              Funds since July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer        Since 2000. Serves at the       Vice President - Fund             None
                                              discretion of the Board         Accounting, Administration and
                                                                              Controllership Services of
                                                                              Pioneer; and Treasurer of all of
                                                                              the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant        Since 2004. Serves at the       Deputy Treasurer of Pioneer       None
                             Treasurer        discretion of the Board         since 2004; Treasurer and Senior
                                                                              Vice President, CDC IXIS Asset
                                                                              Management Services from 2002 to
                                                                              2003; Assistant Treasurer and
                                                                              Vice President, MFS Investment
                                                                              Management from 1997 to 2002;
                                                                              and Assistant Treasurer of all
                                                                              of the Pioneer Funds since
                                                                              November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant        Since 2000. Serves at the       Assistant Vice President - Fund   None
                             Treasurer        discretion of the Board         Accounting, Administration and
                                                                              Controllership Services of
                                                                              Pioneer; and Assistant Treasurer
                                                                              of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant        Since 2002. Serves at the       Fund Accounting Manager - Fund    None
                             Treasurer        discretion of the Board         Accounting, Administration and
                                                                              Controllership Services of
                                                                              Pioneer; and Assistant Treasurer
                                                                              of all of the Pioneer Funds
                                                                              since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD     LENGTH OF SERVICE             PRINCIPAL OCCUPATION              OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE TRUST     AND TERM OF OFFICE            DURING PAST FIVE YEARS            HELD BY THIS OFFICER
Katherine Kim Sullivan       Assistant          Since 2003. Serves at the     Fund Administration Manager -     None
(33)                         Treasurer          discretion of the Board       Fund Accounting, Administration
                                                                              and Controllership Services
                                                                              since June 2003; Assistant Vice
                                                                              President - Mutual Fund
                                                                              Operations of State Street
                                                                              Corporation from June 2002 to
                                                                              June 2003 (formerly Deutsche
                                                                              Bank Asset Management); Pioneer
                                                                              Fund Accounting, Administration
                                                                              and Controllership Services
                                                                              (Fund Accounting Manager from
                                                                              August 1999 to May 2002); and
                                                                              Assistant Treasurer of all of
                                                                              the Pioneer Funds since
                                                                              September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)      Chief              Since 2006. Serves at the     Chief Compliance Officer of       None
                             Compliance         discretion of the Board       Pioneer and all of the Pioneer
                             Officer                                          Funds since March 2006; Vice
                                                                              President and Senior Counsel of
                                                                              Pioneer since September 2004;
                                                                              and Senior Vice President and
                                                                              Counsel, State Street Research &
                                                                              Management Company (February
                                                                              1998 to September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

[LOGO]PIONEER
      Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18660-01-0207


                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                      Pioneer Global High Yield VCT Portfolio -- Class II Shares





                                                                   ANNUAL REPORT
                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


Pioneer Global High Yield VCT Portfolio
  Portfolio and Performance Update                    2
  Comparing Ongoing Portfolio Expenses                3
  Portfolio Management Discussion                     4
  Schedule of Investments                             6
  Financial Statements                               16
  Notes to Financial Statements                      20
  Report of Independent Registered Public
    Accounting Firm                                  25
  Factors Considered by the Independent Trustees
    in Approving the Management Contract             26
  Trustees, Officers and Service Providers           29

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------


Maturity Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]
U.S. Corporate Bonds                            89.8%
Asset Backed Securities                          2.8%
Temporary Cash Investment                        1.9%
Foreign Government Bonds                         1.4%
Senior Secured Loans                             1.4%
Convertible Corporate Bonds                      1.0%
Collateralized Mortgage Obligations              0.9%
Municipal Bonds                                  0.6%
Warrants                                         0.2%

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 year                                        10.7%
1-3 years                                       13.8%
3-4 years                                       13.7%
4-6 years                                       51.3%
6-8 years                                        8.7%
8+ years                                         1.8%

Five Largest Holdings
(As a percentage of long-term holdings)

  1.     NCO Group, Inc., 11.875%,
         11/15/14 (144A)                     1.86%
  2.     Petromena AS, 9.75%,
         5/24/12 (144A)                      1.54
  3.     Braskem SA, 11.75%,
         1/22/14 (144A)                      1.27
  4.     FMG Finance Pty, Ltd.,
         10.625%, 9/1/16 (144A)              1.18
  5.     True Move Co., Ltd., 10.75%,
         12/16/13 (144A)                     1.07

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                             12/31/06      12/31/05
Net Asset Value per Share     $ 10.38      $ 10.02

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $ 0.7531       $ 0.0421          $ 0.0037

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Global High Yield VCT Portfolio at net asset value, compared to that of Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                         ML Global High Yield
        Pioneer Bond VCT Portfolio      and Emerging Markets Plus Index
3/05             10000                              10000
12/05            10586                              10542
12/06            11856                              11909

The ML Global High Yield and Emerging Markets Plus Index tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class
(3/18/05)            9.73%
1 Year              12.00%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield VCT Portfolio


Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                        II
----------------------------------------------------------
Beginning Account Value on 7/1/06              $ 1,000.00
Ending Account Value on 12/31/06               $ 1,081.39
Expenses Paid During Period*                   $     5.25

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                        II
------------------------------------------------------------
Beginning Account Value on 7/1/06              $ 1,000.00
Ending Account Value on 12/31/06               $ 1,020.16
Expenses Paid During Period*                   $     5.09

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

The global as well as domestic economy enjoyed strong growth throughout 2006, providing a favorable backdrop for higher-risk fixed income securities. Domestic corporate high-yield bonds and emerging market debt both generated solid returns for the year, despite a temporary slump from mid-May through mid-July, when concerns grew that inflationary pressures might be rising. However, as those concerns receded and the U.S. Federal Reserve Board, beginning in August, paused from its cycle of interest-rate hikes, higher-yielding securities performed well over the second half of the year. In the following discussion, Andrew D. Feltus, leader of the team managing the Pioneer Global High Yield VCT Portfolio, provides an update on the Portfolio, its investment strategies and the investment environment during the 12 months ended December 31, 2006.

Q. How did the Portfolio perform during 2006?

A. Pioneer Global High Yield VCT Portfolio Class II shares generated a total return of 12.00%, at net asset value, for the 12 months ended December 31, 2006. During the same 12 months, the Merrill Lynch Global High Yield and Emerging Markets Plus Index rose 12.97%. The average return of the 100 portfolios in Lipper's high current yield variable annuity portfolio category was 9.67% for the 12 months. On December 31, 2006, the 30-day Standardized SEC yield for the Portfolio's Class II shares was 6.96%.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What was the investment environment like during 2006?

A. The continuing global economic expansion provided a generally good environment for high-yield investing. In the United States, the economy grew briskly, corporate profits increased steadily, and the high-yield bond market experienced relatively few defaults. During the first half of the year, the Federal Reserve Board raised the key Fed funds rate four times, putting pressure on Treasuries. However, persistent growth in the economy largely offset the effects of the rate hikes. The favorable backdrop was interrupted from mid-May through mid-July, when the capital markets were worried about inflationary pressures. The concerns were exacerbated by rapidly rising oil prices. Riskier asset classes - including stocks and high-yield bonds - slumped during the two-month period. However, starting in August, the Federal Reserve Board paused in its tightening policy and left short-term interest rates unchanged over the final six months of the year. Stabilized short-term interest rates and easing oil prices encouraged investors to believe that inflationary pressures were under control and that the economy could sustain its expansion at a moderate rate. In that environment, riskier assets - including high-yield bonds - rallied through the end of the year.

   A very similar story played out for emerging market debt, which performed well for the first four months of the year, then slumped for two months before recovering and rallying in the final six months. Emerging markets generally produced healthy returns, despite investor awareness of political risks in some markets.

   Over the course of the 12 months, the U.S. dollar weakened in relative value versus most foreign currencies. For example, the dollar lost more than 11% of its value against the euro, as demand for U.S. bonds slackened somewhat, especially in the final months of the year when the European Central Bank raised short-term rates on the continent.

A Word About Risk:

Investments in high yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

Q. What were your general strategies during the year?

A. In this environment, we overweighted domestic high-yield bonds, while placing less emphasis on emerging market debt and international high-yield bonds denominated in other currencies. In general, we did not think the yield spreads - or yield advantages - of foreign, high-yield bonds justified the additional risks entailed in investing in foreign securities. However, we did find some select opportunities investing in foreign companies that were competitive in the global marketplace.

   At the end of the fiscal year, on December 31, 2006, 56.8% of Portfolio assets were invested in domestic high-yielding bonds, 27.1% were invested in emerging market debt, and 10.8% were invested in foreign developed country corporate high-yield bonds. Average credit quality of Portfolio holdings was B, and the Portfolio had an effective duration (a measure of a bond's price sensitivity to changes in interest rates) of 4.07 years.

Q. What types of investments had the greatest influence on Portfolio performance?

A. Several companies decided to buy back their debt during the year for a variety of reasons, giving a nice boost to Portfolio performance. Companies that repurchased their debt as they were being acquired included:
   Transmontaigne, an energy distribution company; Indonesia's Indo Coal; and Doane Pet care, a pet food company. Companies that retired debt as they issued new stock included: Warner Chilcott, a pharmaceutical corporation; and Altra and Aventine, two firms that develop biofuels. Improving financial results enabled these companies to buy back debt: J. Ray McDermott, an oil field services corporation; Hanger Orthopedic, a developer of orthopedic products; and Dollar Financial, a firm specializing in providing financing to low- and middle-income customers. During the past year, we also held the bonds of two companies that bounced back vigorously after being disappointments earlier: Stratos Global a Canadian-based company that provides satellite communications services; and Cell C, a South African wireless communications company.

   We did have some disappointing results, however. Our underweighted positions in automotive industry bonds detracted from relative results. Compared to high-yield benchmarks, we had relatively small positions in bonds of General Motors and Ford Motor Credit, both of which recovered during the year after underperforming in 2005. In addition, our positions in the bonds of home building companies detracted from results, even though our holdings were relatively small. Bonds of home builders William Lyons and WCI Communities both underperformed.

Q. What is your investment outlook?

A. As we enter 2007, we anticipate maintaining an emphasis on domestic, high-yield corporate bonds, which we think should continue to be the beneficiaries of persistent growth in the U.S. economy. Although we expect our principal focus will remain on individual security analysis and selection, rather than sector or industry positioning, we have been emphasizing bonds of companies less subject to economic cyclical trends. We believe high-yield corporate bonds remain attractive so long as default rates are low. We also intend to be cautious in exposing the Portfolio to loss in bond values because of rising interest rates.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                               Value
                 CONVERTIBLE CORPORATE BONDS - 0.9%
                 Pharmaceuticals & Biotechnology - 0.2%
                 Pharmaceuticals - 0.2%
     30,000      Pharm Resources, 2.875%, 9/30/10                    $    27,863
                                                                     -----------
                 Total Pharmaceuticals & Biotechnology               $    27,863
                                                                     -----------
                 Software & Services - 0.7%
                 Application Software - 0.4%
     50,000      Magma Design Automation, 0%, 5/15/08                $    45,313
                                                                     -----------
                 Systems Software - 0.3%
     30,000      Macrovision Corp., 2.625%, 8/15/11 (144A)           $    36,300
                                                                     -----------
                 Total Software & Services                           $    81,613
                                                                     -----------
                 TOTAL CONVERTIBLE CORPORATE BONDS
                 (Cost $100,829)                                     $   109,476
                                                                     -----------
                 ASSET BACKED SECURITIES - 2.7%
                 Transportation - 0.6%
                 Airlines - 0.6%
     24,449      American Airlines, Inc., 7.377%, 5/23/19            $    23,899
     12,227      American Airlines, Inc., 7.379%, 5/23/16                 11,861
     12,992      Continental Airlines, Inc., 8.312%, 4/2/11               13,057
     23,360      Continental Airlines, Inc., 8.499%, 5/1/11               23,769
                                                                     -----------
                                                                     $    72,586
                                                                     -----------
                 Total Transportation                                $    72,586
                                                                     -----------
                 Retailing - 0.5%
                 Distributors - 0.5%
     60,000      Intcomex, Inc., 11.75%, 1/15/11                     $    59,400
                                                                     -----------
                 Total Retailing                                     $    59,400
                                                                     -----------
                 Technology Hardware & Equipment - 0.5%
                 Electronic Manufacturing Services - 0.5%
     60,000      CIA Transporte Energia, 8.875%, 12/15/16 (144A)     $    60,150
                                                                     -----------
                 Total Technology Hardware & Equipment               $    60,150
                                                                     -----------
                 Utilities - 1.1%
                 Electric Utilities - 1.1%
    103,453      Ormat Funding Corp., 8.25%, 12/30/20                $   105,522
     19,384      Tenaska Alabama, 7.0%, 6/30/21 (144A)                    19,251
                                                                     -----------
                                                                     $   124,773
                                                                     -----------
                 Total Utilities                                     $   124,773
                                                                     -----------
                 TOTAL ASSET BACKED SECURITIES
                 (Cost $304,623)                                     $   316,909
                                                                     -----------
                 COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9%
                 Banks - 0.9%
                 Thrifts & Mortgage Finance - 0.9%
     40,000      SBA CMBS Trust, 7.825%, 11/15/36                    $    40,080
     65,000      T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)               65,736
                                                                     -----------
                                                                     $   105,816
                                                                     -----------
                 Total Banks                                         $   105,816
                                                                     -----------
                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                 (Cost $105,536)                                     $   105,816
                                                                     -----------

6     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                        Value
                   CORPORATE BONDS - 85.7%
                   Energy - 12.9%
                   Coal & Consumable Fuels - 0.8%
      100,000      Massey Energy Co., 6.875%, 12/15/13                         $    94,000
                                                                               -----------
                   Oil & Gas Drilling - 1.6%
      100,000      DDI Holding AS, 9.3%, 1/19/12 (144A)                        $   104,750
      100,000      Norse Energy ASA, 6.5%, 7/14/11 (144A)                           79,500
                                                                               -----------
                                                                               $   184,250
                                                                               -----------
                   Oil & Gas Equipment & Services - 3.0%
       40,000      Complete Production Service, 8.0%, 12/15/16 (144A)          $    41,000
NOK 1,000,000      Petromena AS, 9.75%, 5/24/12 (144A)                             168,438
       35,000      Pipe Acquisition Finance, 11.604%, 12/15/10 (144A) (b)           35,788
       25,000      Semgroup LP, 8.75%, 11/15/15 (144A)                              25,125
NOK   500,000      Thule Drilling, 10.0%, 5/10/07                                   81,820
                                                                               -----------
                                                                               $   352,171
                                                                               -----------
                   Oil & Gas Exploration & Production - 5.7%
       75,000      Baytex Energy, Ltd., 9.625%, 7/15/10                        $    78,188
       15,000      Berry Petroleum Co., 8.25%, 11/1/16                              15,019
       50,000      Chesapeake Energy Corp., 7.625%, 7/15/13                         52,688
       35,000      Clayton Williams Energy, 7.75%, 8/1/13                           32,288
       75,000      Compton Petroleum Corp., 7.625%, 12/1/13                         72,375
       15,000      Energy Partners, Ltd., 8.75%, 8/1/10                             15,413
       90,000      Gazprom International SA, 7.201%, 2/1/20 (144A)                  95,175
       35,000      Harvest Operations Corp., 7.875%, 10/15/11                       33,163
       60,000      Hilcorp Energy, 9.0%, 6/1/16 (144A)                              63,450
       15,000      Petroquest Energy, Inc., 10.375%, 5/15/12                        15,788
       20,000      Pogo Producing Co., 6.875%, 10/1/17                              19,100
       35,000      Quicksilver Resources, Inc., 7.125%, 4/1/16                      34,213
       60,000      Range Resources Corp., 7.5%, 5/15/16                             61,500
       25,000      Stone Energy Corp., 6.75%, 12/15/14                              23,875
       50,000      Verasun Energy Corp., 9.875%, 12/15/12                           53,000
                                                                               -----------
                                                                               $   665,235
                                                                               -----------
                   Oil & Gas Storage & Transportation - 1.8%
       70,000      Copano Energy LLC, 8.125%, 3/1/16                           $    72,450
       60,000      Enterprise Products, 8.375%, 8/1/66 (b)                          64,992
       50,000      Inergy LP, 8.25%, 3/1/16                                         52,500
       20,000      Targa Resources, Inc., 8.50%, 11/1/13 (144A)                     20,150
                                                                               -----------
                                                                               $   210,092
                                                                               -----------
                   Total Energy                                                $ 1,505,748
                                                                               -----------
                   Materials - 19.2%
                   Aluminum - 1.3%
       90,000      Asia Aluminum Holdings, 8.0%, 12/23/11 (144A)               $    89,775
       60,000      Indalex Holding, 11.5%, 2/1/14 (144A)                            62,700
                                                                               -----------
                                                                               $   152,475
                                                                               -----------

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

   Principal
      Amount
      USD ($)                                                                    Value
                   Commodity Chemicals - 2.2%
       49,000      Georgia Gulf Corp., 10.75%, 10/15/16 (144A)             $    47,040
       50,000      Georgia Gulf Corp., 9.5%, 10/15/14 (144A)                    48,750
      100,000      Invista, 9.25%, 5/1/12 (144A)                               107,250
       50,000      Tronox Worldwide/Finance, 9.5%, 12/1/12                      52,625
                                                                           -----------
                                                                           $   255,665
                                                                           -----------
                   Construction Materials - 0.6%
       45,000      U.S. Concrete, Inc., 8.375%, 4/1/14                     $    43,988
       25,000      U.S. Concrete, Inc., 8.375%, 4/1/14 (144A)                   24,438
                                                                           -----------
                                                                           $    68,426
                                                                           -----------
                   Diversified Chemical - 5.5%
       50,000      Basell Finance Co., 8.1%, 3/15/27 (144A)                $    47,500
       20,000      Braskem SA, 11.75%, 1/22/14                                  25,160
      110,000      Braskem SA, 11.75%, 1/22/14 (144A)                          138,380
       50,000      Crystal US Holdings, Inc., 10.5%, 10/1/14 (b)                43,000
      100,000      Hexion Specialty Chemicals, 9.75%, 11/15/14 (144A)          101,375
       50,000      Ineos Group Holdings PLC, 7.875%, 2/15/16 (144A)             62,853
       50,000      Nell AF Sarl, 8.375%, 8/15/15 (144A)                         70,772
       40,000      Nova Chemicals Corp., 8.502%, 11/15/13 (b)                   40,000
       75,000      Phibro Animal Health Corp., 10.0%, 8/1/13 (144A)             77,813
       35,000      Phibro Animal Health Corp., 13.0%, 8/1/14 (144A)             35,438
                                                                           -----------
                                                                           $   642,291
                                                                           -----------
                   Diversified Metals & Mining - 2.6%
       10,000      American Rock Salt Co., LLC, 9.5%, 3/15/14              $    10,300
      120,000      FMG Finance Pty, Ltd., 10.625%, 9/1/16 (144A)               128,700
       75,000      PNA Group, Inc., 10.75%, 9/1/16 (144A)                       77,531
       90,000      Vedenta Resources Plc, 6.625%, 2/22/10 (144A)                88,875
                                                                           -----------
                                                                           $   305,406
                                                                           -----------
                   Forest Products - 0.6%
       30,000      Ainsworth Lumber, 6.75%, 3/15/14                        $    22,350
       30,000      Mandra Foresty, 12.0%, 5/15/13 (144A)                        24,000
       25,000      Sino Forest Corp., 9.125%, 8/17/11 (144A)                    27,031
                                                                           -----------
                                                                           $    73,381
                                                                           -----------
                   Metal & Glass Containers - 1.5%
       75,000      Impress Metal Pack Holding, 9.25%, 9/15/14 (144A)       $   101,456
       60,000      Vitro Envases Norteamerica, 10.75%, 7/23/11 (144A)           65,700
                                                                           -----------
                                                                           $   167,156
                                                                           -----------
                   Paper Packaging - 2.1%
      100,000      AEP Industries, Inc., 7.875%, 3/15/13                   $   101,000
      100,000      Graphic Packaging Co., 9.5%, 8/15/13                        105,500
       40,000      Graham Packaging Co., 9.875%, 10/15/14 (a)                   40,400
                                                                           -----------
                                                                           $   246,900
                                                                           -----------
                   Paper Products - 1.3%
      110,000      Exopac Holding Corp., 11.25%, 2/1/14 (144A)             $   115,775
       30,000      P.H. Glatfelter, 7.125%, 5/1/16                              30,150
                                                                           -----------
                                                                           $   145,925
                                                                           -----------

8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal
      Amount
      USD ($)                                                                       Value
                   Specialty Chemicals - 1.0%
       50,000      Kronos International, Inc. 6.5%, 4/15/13                   $    63,678
       50,000      LPG International, Inc., 7.25%, 12/20/15                        50,250
                                                                              -----------
                                                                              $   113,928
                                                                              -----------
                   Steel - 0.5%
       20,000      CSN Islands IX Corp., 10.5%, 1/15/15 (144A)                $    23,300
       35,000      CSN Islands X Corp., 9.5%, 7/1/49 (144A)                        36,400
                                                                              -----------
                                                                              $    59,700
                                                                              -----------
                   Total Materials                                            $ 2,231,253
                                                                              -----------
                   Capital Goods - 9.5%
                   Aerospace & Defense - 0.5%
       60,000      L-3 Communications Corp., 6.375%, 10/15/15                 $    59,400
                                                                              -----------
                   Building Products - 1.3%
      100,000      Builders Firstsource, Inc., 9.624%, 2/15/12 (b)            $    98,375
       50,000      Loma Negra C.I.A.S.A., 7.25%, 3/15/13 (144A)                    49,250
                                                                              -----------
                                                                              $   147,625
                                                                              -----------
                   Construction & Engineering - 1.7%
       50,000      Desarrolladora Homex SA, 7.5%, 9/28/15                     $    51,000
       60,000      Dycom Industries, 8.125%, 10/15/15                              62,100
NOK   500,000      Sevan Drilling, 0.0%, 12/7/12                                   81,218
                                                                              -----------
                                                                              $   194,318
                                                                              -----------
                   Construction, Farm Machinery & Heavy Trucks - 2.5%
       60,000      Accuride Corp., 8.5%, 2/1/15                               $    58,050
       70,000      Commercial Vehicle Group, 8.0%, 7/1/13                          68,425
       75,000      Greenbrier Co., Inc., 8.375%, 5/15/15                           76,313
       60,000      Stanadyne Corp., 10.0%, 8/15/14                                 61,650
       30,000      Titan Wheel International, Inc., 8.0%, 1/15/12 (144A)           30,188
                                                                              -----------
                                                                              $   294,626
                                                                              -----------
                   Electrical Component & Equipment - 0.8%
      125,000      Power Contract Financing LLC, 0%, 2/5/10 (144A)            $    99,219
                                                                              -----------
                   Industrial Conglomerates - 0.7%
       75,000      Industrias Unidas, 11.5%, 11/15/16 (144A)                  $    78,750
                                                                              -----------
                   Trading Companies & Distributors - 2.0%
       25,000      Glencore Funding LLC, 6.0%, 4/15/14 (144A)                 $    24,371
       40,000      Interline Brands, Inc., 8.125%, 6/15/14                         41,100
       75,000      Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)                 74,250
       35,000      Mobile Services Group, Inc., 9.75%, 8/1/14 (144A)               36,575
       60,000      Noble Group, Ltd., 6.625%, 3/17/15 (144A)                       54,502
                                                                              -----------
                                                                              $   230,798
                                                                              -----------
                   Total Capital Goods                                        $ 1,104,736
                                                                              -----------
                   Commercial Services & Supplies - 5.3%
                   Diversified Commercial Services - 3.0%
       20,000      FTI Consulting, 7.625%, 6/15/13                            $    20,650
      200,000      NCO Group, Inc., 11.875%, 11/15/14 (144A)                      202,500
       45,000      Park-Ohio Industries, Inc., 8.375%, 11/15/14                    41,963
       90,000      United Rentals NA, Inc., 7.75%, 11/15/13 (a)                    90,338
                                                                              -----------
                                                                              $   355,451
                                                                              -----------

The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

     Principal
        Amount
       USD ($)                                                                    Value
                 Environmental & Facilities Services - 1.6%
     13,000      Clean Harbors, Inc., 11.25%, 7/15/12 (144A)              $    14,471
     65,000      Hydrochem Industrial Service, 9.25%, 2/15/13 (144A)           65,325
     76,520      New Reclamation Group, 8.125%, 2/1/13 (144A)                 105,531
                                                                          -----------
                                                                          $   185,327
                                                                          -----------
                 Office Services & Supplies - 0.7%
     75,000      Nutro Products, Inc., 10.75%, 4/15/14 (144A)             $    81,938
                                                                          -----------
                 Total Commercial Services & Supplies                     $   622,716
                                                                          -----------
                 Transportation - 2.5%
                 Airlines - 0.8%
    100,000      Gol Finance, 8.75%, 4/29/49 (144A)                       $    97,000
                                                                          -----------
                 Airport Services - 0.4%
     50,000      K&F Acquisition, Inc., 7.75%, 11/15/14                   $    51,500
                                                                          -----------
                 Marine - 0.9%
    105,000      Stena AB, 7.0%, 12/1/16                                  $    99,750
                                                                          -----------
                 Railroads - 0.4%
     45,000      TFM SA De CV, 9.375%, 5/1/12                             $    48,038
                                                                          -----------
                 Total Transportation                                     $   296,288
                                                                          -----------
                 Automobiles & Components - 1.0%
                 Auto Parts & Equipment - 0.3%
     45,000      Cooper Standard Auto, 8.375%, 12/15/14 (a)               $    35,438
                                                                          -----------
                 Automobile Manufacturers - 0.7%
     25,000      Ford Motor Credit Corp., 7.375%, 10/28/09                $    25,053
     25,000      General Motors, 7.25%, 7/3/13                                 32,540
     20,000      General Motors Acceptance Corp., 6.75%, 12/1/14               20,543
                                                                          -----------
                                                                          $    78,136
                                                                          -----------
                 Total Automobiles & Components                           $   113,574
                                                                          -----------
                 Consumer Durables & Apparel - 1.2%
                 Homebuilding - 0.9%
     40,000      Urbi Desarrollos Urbanos, 8.5%, 4/19/16 (144A)           $    43,240
     10,000      WCI Communities, Inc., 6.625%, 3/15/15 (a)                     8,600
     15,000      WCI Communities, Inc., 7.875%, 10/1/13 (a)                    13,425
     50,000      William Lyon Homes, 7.5%, 2/15/14                             41,625
                                                                          -----------
                                                                          $   106,890
                                                                          -----------
                 Household Appliances - 0.3%
     20,000      Tech Olympic U.S.A, Inc., 10.375%, 7/1/12                $    18,000
     20,000      Tech Olympic U.S.A, Inc., 9%, 7/1/10                          19,700
                                                                          -----------
                                                                          $    37,700
                                                                          -----------
                 Total Consumer Durables & Apparel                        $   144,590
                                                                          -----------

10                  The accompanying notes are an integral part of these
financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

     Principal
        Amount
       USD ($)                                                                      Value
                   Consumer Services - 5.8%
                   Casinos & Gaming - 5.0%
       50,000      Codere Finance SA, 8.25%, 6/15/15 (144A)                   $    69,782
       65,000      Little Traverse Bay Odawa Inn, 10.25%, 2/15/14 (144A)           65,325
       50,000      Lottomatica S.p.A, 8.25%, 3/31/66 (144A)                        70,046
       25,000      Pokagon Gaming Authority, 10.375%, 6/15/14 (144A)               27,375
       70,000      San Pasqual Casino, 8.0%, 9/15/13 (144A)                        71,925
      125,000      Station Casinos, Inc., 6.625%, 3/15/18                         107,188
      100,000      Tropicana Entertainment, 9.625%, 12/15/14 (144A)                99,500
       75,000      Trump Entertainment Resorts, 8.5%, 6/1/15                       74,625
                                                                              -----------
                                                                              $   585,766
                                                                              -----------
                   Hotels, Resorts & Cruise Lines - 0.2%
       20,000      HRP Myrtle Beach, 10.12%, 4/1/12 (144A) (b)                $    20,000
                                                                              -----------
                   Specialized Consumer Services - 0.6%
       50,000      Tui AG, 5.212%, 12/10/10 (144A) (b)                        $    64,668
                                                                              -----------
                   Total Consumer Services                                    $   670,434
                                                                              -----------
                   Media - 3.5%
                   Broadcasting & Cable TV - 2.3%
       80,000      Cablemas Sa De CV, 9.375%, 11/15/15 (144A)                 $    88,000
       40,000      CCH I LLC, 11.0%, 10/1/15                                       41,050
       50,000      CCH II LLC, 10.25%, 9/15/10                                     52,188
       75,000      Kabel Deutschland GMBH, 10.625%, 7/1/14                         83,156
                                                                              -----------
                                                                              $   264,394
                                                                              -----------
                   Movies & Entertainment - 0.7%
       85,000      Corp Interamer De Entret, 8.875%, 6/14/15 (144A)           $    84,575
                                                                              -----------
                   Publishing - 0.5%
       20,772      AAC Group Holding Corp., 12.75%, 10/1/12                   $    22,122
       30,000      Sheridan Acquisition Corp., 10.25%, 8/15/11                     31,200
                                                                              -----------
                                                                              $    53,322
                                                                              -----------
                   Total Media                                                $   402,291
                                                                              -----------
                   Food & Drug Retailing - 0.2%
                   Drug Retail - 0.2%
       25,000      Duane Reade, Inc., 9.75%, 8/1/11 (a)                       $    23,188
                                                                              -----------
                   Total Food & Drug Retailing                                $    23,188
                                                                              -----------
                   Food, Beverage & Tobacco - 1.7%
                   Agricultural Products - 0.7%
       80,000      Cosan SA Industrial, 8.25%, 2/15/49 (144A)                 $    78,200
                                                                              -----------
                   Brewers - 0.2%
       25,000      Argentine Beverages, 7.375%, 3/22/12 (144A)                $    25,688
                                                                              -----------
                   Distillers & Vintners - 0.5%
       46,200      Belvedere, 7.692%, 4/11/14                                 $    57,924
                                                                              -----------
                   Packaged Foods & Meats - 0.3%
       30,000      Bertin, Ltd., 10.25%, 10/5/16 (144A)                       $    31,650
                                                                              -----------
                   Total Food, Beverage & Tobacco                             $   193,462
                                                                              -----------
                   Health Care Equipment & Services - 3.1%
                   Health Care Equipment - 0.4%
       50,000      Accellent, Inc., 10.5%, 12/1/13                            $    51,875
                                                                              -----------

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

     Principal
        Amount
       USD ($)                                                               Value
                   Health Care Facilities - 1.7%
       75,000      Hanger Orthopedic Group., 10.25%, 6/1/14            $    77,438
       50,000      HCA, Inc., 9.625%, 11/15/16                              53,750
       70,000      Psychiatric Solutions, 7.75%, 7/15/15                    69,825
                                                                       -----------
                                                                       $   201,013
                                                                       -----------
                   Health Care Supplies - 0.2%
       20,000      Medical Services Co., 12.874%, 10/15/11 (b)         $    18,950
                                                                       -----------
                   Managed Health Care - 0.8%
       90,000      Multiplan, Inc., 10.375% 4/15/16 (144A)             $    89,550
                                                                       -----------
                   Total Health Care Equipment & Services              $   361,388
                                                                       -----------
                   Pharmaceuticals & Biotechnology - 1.0%
                   Biotechnology - 0.7%
      100,000      Angiotech Pharmaceutical, 7.75%, 4/1/14 (144A)      $    87,000
                                                                       -----------
                   Pharmaceuticals - 0.3%
       32,000      Warner Chilcott Corp., 8.75%, 2/1/15                $    32,800
                                                                       -----------
                   Total Pharmaceuticals & Biotechnology               $   119,800
                                                                       -----------
                   Banks - 2.1%
                   Diversified Banks - 2.1%
       75,000      ATF Bank JSC, 9.25%, 4/12/12 (144A)                 $    75,885
       50,000      Hipotecaria Su Casita SA, 8.5%, 10/4/16 (144A)           52,625
       40,000      Russian Stand Bank, 7.5%, 10/7/10 (144A)                 38,550
       80,000      Turanalem Finance BV, 8.5%, 2/10/15 (144A)               82,900
                                                                       -----------
                                                                       $   249,960
                                                                       -----------
                   Total Banks                                         $   249,960
                                                                       -----------
                   Diversified Financials - 3.0%
                   Consumer Finance - 0.9%
      100,000      Ace Cash Express, Inc., 10.25%, 10/1/14 (144A)      $   101,250
                                                                       -----------
                   Investment Banking & Brokerage - 0.7%
       75,000      Sistema Finance SA, 10.25%, 4/14/08                 $    78,488
                                                                       -----------
                   Specialized Finance - 1.4%
       50,000      LOUIS NO1 Plc, 10.0%, 12/1/16 (144A)                $    68,297
      100,000      Sally Holdings, 10.5%, 11/15/16 (144A)                  102,000
                                                                       -----------
                                                                       $   170,297
                                                                       -----------
                   Total Diversified Financials                        $   350,035
                                                                       -----------
                   Insurance - 0.5%
                   Life & Health Insurance - 0.3%
       35,000      Presidential Life Corp., 7.875%, 2/15/09            $    33,425
                                                                       -----------
                   Reinsurance - 0.2%
       20,000      Platinum Underwriters Holding, 7.5%, 6/1/17         $    21,092
                                                                       -----------
                   Total Insurance                                     $    54,517
                                                                       -----------
                   Real Estate - 0.8%
                   Real Estate Management & Development - 0.4%
       50,000      Greentown China Holding, 9.0%, 11/8/13 (144A)       $    51,500
                                                                       -----------
                   Real Estate Investment Trust - 0.4%
       40,000      Trustreet Properties, Inc., 7.5%, 4/1/15            $    43,200
                                                                       -----------
                   Total Real Estate                                   $    94,700
                                                                       -----------

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Principal
        Amount
       USD ($)                                                                       Value
                   Technology Hardware & Equipment - 2.6%
                   Communications Equipment - 1.0%
      110,000      Huges Network System, 9.5%, 4/15/14                         $   114,813
                                                                               -----------
                   Computer Hardware - 0.6%
       75,000      Compucom System, Inc., 12.0%, 11/1/14 (144A)                $    77,250
                                                                               -----------
                   Electronic Manufacturing Services - 0.6%
       70,000      Sanmina-Sci Corp., 6.75%, 3/1/13                            $    64,400
                                                                               -----------
                   Office Electronics - 0.4%
       35,000      Xerox Corp., 9.75%, 1/15/09                                 $    50,926
                                                                               -----------
                   Total Technology Hardware & Equipment                       $   307,389
                                                                               -----------
                   Semiconductors - 0.8%
                   Semiconductors - 0.8%
       55,000      Freescale Semiconductor, 9.244%, 12/14/14 (144A) (b)        $    54,519
       35,000      NXP BV, 7.785%, 10/15/14 (144A)                                  36,181
                                                                               -----------
                                                                               $    90,700
                                                                               -----------
                   Total Semiconductors                                        $    90,700
                                                                               -----------
                   Telecommunication Services - 8.3%
                   Integrated Telecommunication Services - 1.6%
      108,000      Eschelon Operating Co., 8.375%, 3/15/10                     $   104,220
       40,000      Stratos Global Corp., 9.875%, 2/15/13                            38,600
       42,000      Tele Norte Leste Participacoes , 8.0%, 12/18/13                  44,625
                                                                               -----------
                                                                               $   187,445
                                                                               -----------
                   Wireless Telecommunication Services - 6.7%
       30,000      Broadview Networks Holdings, 11.375%, 9/1/12 (144A)         $    31,275
       15,000      Cell C Pty, Ltd., 8.625%, 7/1/12 (144A)                          19,836
       90,000      Cell C Pty, Ltd., 11.0%, 7/1/15 (144A)                           84,375
       40,000      Cleveland Unlimited, Inc., 13.61%, 12/15/10 (144A) (b)           43,200
      110,000      Cricket Communications I, 9.375%, 11/1/14 (144A)                116,050
      100,000      Digicel, Ltd., 9.25%, 9/1/12 (144A)                             106,750
       60,000      Horizon PCS, Inc., 11.375%, 7/15/12                              66,900
       30,000      Inmarsat Finance Plc, 10.375%, 11/15/12 (b)                      27,638
      125,000      Intelsat Intermediate, 9.25%, 2/1/15                             95,000
       25,000      Mobile Satellite Venture, 0.0%, 4/1/13 (144A) (b)                16,750
       50,000      Mobile Telesystems Finance, 8.0%, 1/28/12                        52,375
      120,000      True Move Co., Ltd., 10.75%, 12/16/13 (144A)                    117,300
                                                                               -----------
                                                                               $   777,449
                                                                               -----------
                   Total Telecommunication Services                            $   964,894
                                                                               -----------
                   Utilities - 0.7%
                   Electric Utilities - 0.5%
       60,000      Mirant JPSCO Finance, Ltd., 11.0%, 7/6/16 (144A)            $    61,500
                                                                               -----------
                   Gas Utilities - 0.2.%
       20,000      Southern Union Co., 7.2%, 11/1/66                           $    19,715
                                                                               -----------
                   Total Utilities                                             $    81,215
                                                                               -----------
                   TOTAL CORPORATE BONDS
                   (Cost $9,738,727)                                           $ 9,982,878
                                                                               -----------

The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

           Principal
              Amount
             USD ($)                                                                           Value
                       FOREIGN GOVERNMENT BONDS - 1.4%
ITL       35,000,000   Banco Nac De Desen Econo, 8.0%, 4/28/10                         $    26,289
COP           90,000   Republic of Colombia, 10.75%, 1/15/13                               111,375
COP       40,000,000   Republic of Columbia, 11.75%, 3/1/10                                 19,197
                                                                                       -----------
                                                                                       $   156,861
                                                                                       -----------
                       TOTAL FOREIGN GOVERNMENT BONDS
                       (Cost $149,660)                                                 $   156,861
                                                                                       -----------
                       MUNICIPAL BOND - 0.6%
                       Muni Utilities - 0.6%
              50,000   San Antonio Texas Electric & Gas, 5.65%, 2/1/19 (144A) (b)      $    67,316
                                                                                       -----------
                       TOTAL MUNICIPAL BOND
                       (Cost $65,726)                                                  $    67,316
                                                                                       -----------
                       SENIOR SECURED FLOATING RATE LOAN INTERESTS - 1.3%**
              99,748   Georgia-Pacific LLC, Term B Loan, 7.356%, 12/20/12              $   100,330
              50,000   Sanmina-SCI Corp., Term Loan, 7.88%, 1/31/08                         50,200
                                                                                       -----------
                                                                                       $   150,530
                                                                                       -----------
                       TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                       (Cost $150,533)                                                 $   150,530
                                                                                       ===========

        Shares
                       RIGHTS/WARRANTS - 0.2%
                       Energy - 0.2%
                       Oil & Gas Drilling - 0.2%
             100,000   Norse Energy Corp.*                                             $    22,460
                                                                                       -----------
                       Total Energy                                                    $    22,460
                                                                                       -----------
                       Materials - 0.0%
                       Forest Products - 0.0%
                   5   Mandra Forestry-CW13, Exp. 5/15/13*                             $        --
                                                                                       -----------
                       Total Materials                                                 $        --
                                                                                       -----------
                       TOTAL RIGHTS/WARRANTS
                       (Cost $10,476)                                                  $    22,460
                                                                                       -----------
                       TEMPORARY CASH INVESTMENT - 1.8%
                       Security Lending Collateral - 1.8%
             208,414   Securities Lending Investment Fund, 5.26%                       $   208,414
                                                                                       -----------
                       TOTAL TEMPORARY CASH INVESTMENT
                       (Cost $208,414)                                                 $   208,414
                                                                                       -----------
                       TOTAL INVESTMENT IN SECURITIES - 95.5%
                       (Cost $10,834,524)                                              $11,120,660
                                                                                       -----------
                       OTHER ASSETS AND LIABILITIES - 4.5%                             $   525,351
                                                                                       -----------
                       TOTAL NET ASSETS - 100.0%                                       $11,646,012
                                                                                       ===========

14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*      Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2006, the value of these securities amounted to $5,853,368 or 50.3% of total net assets.

(a)    At December 31, 2006, the following securities were out on loan:

       Principal
       Amount           Security                                          Value
        $44,550         Cooper Standard Auto, 8.375%, 12/15/14        $ 35,083
         24,750         Duane Reade, Inc., 9.75%, 8/1/11                22,956
         39,600         Graham Packaging Co., 9.875%, 10/15/14          39,996
         89,100         United Rentals NA, Inc., 7.75%, 11/15/13        89,434
            400         WCI Communities, Inc., 6.625%, 3/15/15             344
         14,850         WCI Communities, Inc., 7.875%, 10/1/13          13,291
                                                                      --------
                        Total                                         $201,104
                                                                      ========

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

** Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate),
       (ii) the prime rate offered by one or more major United States banks,
       (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(c) Distributions of investments by country of issue, as a percentage of total portfolio holdings (excluding temporary cash investments) is as follows:

          United States                                                   58.9%
          Norway                                                           4.9
          Brazil                                                           4.4
          Mexico                                                           4.2
          Canada                                                           3.7
          United Kingdom                                                   2.6
          Netherlands                                                      2.5
          Bermuda                                                          2.4
          Luxembourg                                                       2.2
          South Africa                                                     1.9
          Jamaica                                                          1.5
          Cayman Islands                                                   1.5
          Germany                                                          1.4
          Argentina                                                        1.2
          Colombia                                                         1.2
          Australia                                                        1.2
          Other (individually less than 1%)                                4.3
                                                                         -----
                                                                         100.0%
                                                                         =====

NOTE:  Principal amounts are denominated in U.S. dollars unless otherwise noted.
COP    Columbian Peso
ITL    Italian Lira
NOK    Norwegian Kroner

The accompanying notes are an integral part of these financial statements.    15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                         3/18/05 (a)
                                                                                        Year Ended           to
Class II                                                                                 12/31/06         12/31/05
Net asset value, beginning of period                                                     $ 10.02         $ 10.00
                                                                                         -------         -------
Increase from investment operations:
 Net investment income                                                                   $  0.77         $  0.51
 Net realized and unrealized gain on investments and foreign currency transactions          0.39            0.01
                                                                                         -------         -------
  Net increase from investment operations                                                $  1.16         $  0.52
Distributions to shareowners:
 Net investment income                                                                     (0.75)          (0.50)
 Net realized gain                                                                         (0.05)             --
                                                                                         -------         --------
Net increase in net asset value                                                          $  0.36         $  0.02
                                                                                         -------         --------
Net asset value, end of period                                                           $ 10.38         $ 10.02
                                                                                         =======         =======
Total return*                                                                              12.00%           5.34%(b)
Ratio of net expenses to average net assets                                                 1.00%           0.99%**
Ratio of net investment income to average net assets                                        7.56%           6.72%**
Portfolio turnover rate                                                                       32%             26%(b)
Net assets, end of period (in thousands)                                                 $11,646         $ 3,632
Ratios with no waiver of management fees and assumption of expenses by PIM:
 Net expenses                                                                               2.22%           5.65%**
 Net investment income                                                                      6.34%           2.06%**

(a) The Portfolio commenced operations on March 18, 2005.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


16    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $201,104)           $11,120,660
  (cost $10,834,524)
 Cash                                                                                       414,803
 Foreign currencies, at value (cost $135,977)                                               136,488
 Receivables --
  Fund shares sold                                                                            1,264
  Dividends, interest and foreign taxes withheld                                            239,393
  Forward foreign currency portfolio hedge contracts, open -- net                             1,653
 Other                                                                                          129
                                                                                        -----------
   Total assets                                                                         $11,914,390
                                                                                        -----------
LIABILITIES:
 Payables --
  Fund shares repurchased                                                               $     1,725
  Dividends                                                                                   4,437
  Upon return of securities loaned                                                          208,414
  Due to Pioneer Investment Management, Inc.                                                    279
 Due to affiliates                                                                              382
 Accrued expenses                                                                            53,141
                                                                                        -----------
   Total liabilities                                                                    $   268,378
                                                                                        -----------
NET ASSETS:
 Paid-in capital                                                                        $11,340,842
 Distributions in excess of net investment income                                            (1,653)
 Accumulated net realized gain on investments                                                17,706
 Net unrealized gain on:
  Investments                                                                               286,136
  Forward foreign currency contracts and other assets and
   liabilities denominated in foreign currencies                                              2,981
                                                                                        -----------
   Total net assets                                                                     $11,646,012
                                                                                        -----------
NET ASSET VALUE PER SHARE:
Class II:
(No par value, unlimited number of shares authorized)
 Net assets                                                                             $11,646,012
Shares outstanding                                                                        1,121,479
                                                                                        -----------
 Net asset value per share                                                              $     10.38


The accompanying notes are an integral part of these financial statements.    17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                 Year
                                                                                                Ended
                                                                                               12/31/06
INVESTMENT INCOME:
 Interest (net of foreign taxes withheld of $222)                                             $ 593,436
 Income on securities loaned, net                                                                   928
                                                                                              ---------
  Total investment income                                                                     $ 594,364
                                                                                              ---------
EXPENSES:
 Management fees                                                                              $  45,128
 Transfer agent fees and expenses                                                                 1,123
 Distribution fees                                                                               17,319
 Administrative reimbursements                                                                    1,556
 Custodian fees                                                                                  18,359
 Professional fees                                                                               38,839
 Printing expense                                                                                17,188
 Fees and expenses of nonaffiliated trustees                                                      6,240
 Miscellaneous                                                                                    8,109
                                                                                              ---------
  Total expenses                                                                              $ 153,861
  Less management fees waived and expenses assumed by Pioneer Investment Management, Inc.       (84,436)
                                                                                              ---------
  Net expenses                                                                                $  69,425
                                                                                              ---------
   Net investment income                                                                      $ 524,939
                                                                                              ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                                                 $  83,044
  Forward foreign currency contracts and other assets and
   liabilities denominated in  foreign currencies                                               (22,716)
                                                                                              ---------

                                                                                              $  60,328
                                                                                              ---------
 Change in net unrealized gain from:
 Investments                                                                                  $ 264,712
 Forward foreign currency contracts and other assets and
   liabilities denominated in foreign currencies                                                  2,263
                                                                                              ---------
                                                                                              $ 266,975
                                                                                              ---------
 Net gain on investments and foreign currency transactions                                    $ 327,303
                                                                                              ---------
 Net increase in net assets resulting from operations                                         $ 852,242
                                                                                              =========


18    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                             For the period
                                                                                                              from 3/18/05
                                                                                                             (Commencement
                                                                                             Year Ended      of Operations)
                                                                                              12/31/06        to 12/31/05
FROM OPERATIONS:
Net investment income                                                                      $    524,939       $   97,143
Net realized gain (loss) on investments                                                          60,328          (11,404)
Change in net unrealized gain (loss) on investments and foreign currency transactions           266,975           22,142
                                                                                           ------------       ----------
  Net increase in net assets resulting from operations                                     $    852,242       $  107,881
                                                                                           ------------       ----------

DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
 Class II                                                                                  $   (513,188)      $  (94,049)
Net realized gain
 Class II                                                                                       (48,176)              --
                                                                                           ------------       ----------
  Total distributions to shareowners                                                       $   (561,364)      $  (94,049)
                                                                                           ------------       ----------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  9,263,320       $3,610,396
Reinvestment of distributions                                                                   505,445           58,955
Cost of shares repurchased                                                                   (2,045,224)         (51,590)
                                                                                           ------------       ----------
  Net increase in net assets resulting from Fund share transactions                        $  7,723,541       $3,617,761
                                                                                           ------------       ----------
  Net increase in net assets                                                               $  8,014,419       $3,631,593

NET ASSETS:
Beginning of period                                                                           3,631,593               --
                                                                                           ------------       ----------
End of period                                                                              $ 11,646,012       $3,631,593
                                                                                           ============       ==========
Distributions in excess of net investment income, end of period                            $     (1,653)      $   (2,312)
                                                                                           ============       ==========


The accompanying notes are an integral part of these financial statements.    19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Global High Yield VCT Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:


Portfolios:

   Pioneer Emerging Markets VCT Portfolio
       (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio
       (International Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio
       (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio
       (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio
       (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio
       (Real Estate Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio
       (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio
       (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio
       (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)
       (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio)
       (Class II shares only)
   Pioneer Small and Mid Cap Growth VCT Portfolio
       (Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
       (Oak Ridge Large Cap Growth Portfolio)
       (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio)
       (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio)
       (Class II shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio seeks to maximize total return through a combination of income and capital appreciation.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   at the last sale price on the principal exchange where they are traded.

   Fixed income securities with remaining maturity of more than 60 days are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued at their fair values as determined by, or under the direction of, the Board of Trustees and may include yield equivalents or a pricing matrix.

   The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. Temporary cash investments are valued at amortized cost.

   Discounts and premiums on debt securities are accreted or amortized daily, respectively, on a yield-to-maturity basis into interest income with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

-------------------------------------------------------------------------------
                                   Undistributed      Accumulated
                                  Net Investment     Net Realized     Paid-In
Portfolio                          Income (Loss)      Gain (Loss)     Capital
-------------------------------------------------------------------------------
 Global High Yield Portfolio        $ (11,092)          $11,092         $--
                                    =========           =======         ===
-------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

   The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                      2006         2005
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                  $557,472      $94,049
 Long-Term Capital Gain                              3,892           --
                                                 -------------------------------
                                                  $561,364      $94,049
 Return of Capital                                      --           --
                                                 -------------------------------
  Total Distributions                             $561,364      $94,049
                                                 ===============================
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                    $  9,696
 Undistributed long-term gain                        8,010
 Unrealized appreciation                           287,464
                                                  --------
  Total                                           $305,170
                                                  ========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the mark-to-market of foreign currency contracts.


C. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


D. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 8)

E. Portfolio Shares
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $500 million and 0.60% on assets over $500 million.

Through May 1, 2007, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses of the Portfolio to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $21 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $123 in transfer agent fees payable to PIMSS at December 31, 2006.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $238 payable to PFD at December 31, 2006.

5. Aggregate Unrealized Appreciation and Depreciation
At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

---------------------------------------------------------------------------------------------------
                                                                                          Net
                                                       Gross            Gross        Appreciation/
                                    Tax Cost       Appreciation     Depreciation     (Depreciation)
---------------------------------------------------------------------------------------------------
 Global High Yield Portfolio      $10,834,524        $355,223        $ (69,087)         $286,136
                                  ===========        ========        =========          ========
---------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $9,288,876 and $2,126,236, respectively.

7. Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

--------------------------------------------------------------------------------------------------
Global High Yield Portfolio         '06 Shares       '06 Amount      '05 Shares      '05 Amount
--------------------------------------------------------------------------------------------------
 CLASS II:
 Shares sold                        909,874       $9,263,320         361,651        $3,610,396
 Reinvestment of distributions       49,419          505,445           5,886            58,955
 Shares repurchased                (200,182)      (2,045,224)         (5,169)          (51,590)
                                 -----------------------------------------------------------------
   Net increase                     759,111       $7,723,541         362,368        $3,617,761
                                 =================================================================
--------------------------------------------------------------------------------------------------


8. Forward Foreign Currency Contracts
During the year ended December 31, 2006, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

As of December 31, 2006, open Portfolio hedges were as follows:

----------------------------------------------------------------------------------------------------------------
                                                                                                        Net
                                   Contracts to     In Exchange     Settlement                      Unrealized
Portfolio                            Deliver            For            Date            Value        Gain (Loss)
----------------------------------------------------------------------------------------------------------------
 Global High Yield Portfolio     EUR (170,000)     $(226,172)      1/12/07        $(224,519)       $1,653
----------------------------------------------------------------------------------------------------------------


9. New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Global High Yield VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Global High Yield VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global High Yield VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended and its changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------


The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for 12 months ended June 30, 2006 of the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of break points in the management fee for the Fund and a peer group of funds selected by the independent Trustees for this purpose, reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Merrill Lynch Global High Yield & Emerging Markets Index. The Fund's performance, based upon total return, was in the first quintile of its Morningstar category peer group for the 12 months ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareholders. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield of the Fund, after deduction of expenses, relative to the yield of the index. The Trustees concluded that the performance of the Fund was strong during the short period since its inception.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee, based on 2006 data, was in the third quintile relative to the management fees paid by the other funds in that peer group. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 (after giving effect to the expense limitation) to be in the second quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of breakpoints in the management fees, the Trustees concluded

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                                  (continued)
--------------------------------------------------------------------------------

   that any perceived or potential economies of scale would be shared at future asset levels, in a reasonable manner as the Fund grows in size, between Fund's shareholders and the Investment Adviser.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and the benefit to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fees payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Global High Yield VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
Investment Adviser                                                 Trustees and Officers
Pioneer Investment Management, Inc.
                                                                   The trust's Board of Trustees provides broad supervision over
Custodian                                                          the portfolio's affairs. The officers of the trust are
Brown Brothers Harriman & Co.                                      responsible for the trust's operations. The trust's Trustees and officers are listed below, together with their principal
Independent Registered Public Accounting Firm                      occupations during the past five years. Trustees who are
Ernst & Young LLP                                                  interested persons of the trust within the meaning of the 1940
                                                                   Act are referred to as Interested Trustees. Trustees who are not
Principal Underwriter                                              interested persons of the trust are referred to as Independent
Pioneer Funds Distributor, Inc.                                    Trustees. Each of the Trustees serves as a trustee of each of the 86 U.S. registered investment portfolios for which Pioneer
Legal Counsel                                                      serves as investment adviser (the "Pioneer Funds"). The address
Wilmer Cutler Pickering Hale and Dorr LLP                          for all Interested Trustees and all officers of the trust is 60
                                                                   State Street, Boston, Massachusetts 02109.
Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           POSITIONS HELD    LENGTH OF SERVICE                                                  OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 1994.   Deputy Chairman and a Director of Pioneer    Director of ICI
                           Board, Trustee    Serves until a        Global Asset Management S.p.A. ("PGAM");     Mutual Insurance
                           and President     successor trustee     Non-Executive Chairman and a Director of     Company
                                             is elected or         Pioneer Investment Management USA Inc.
                                             earlier retirement    ("PIM-USA"); Chairman and a Director of
                                             or removal.           Pioneer; Chairman and Director of Pioneer
                                                                   Institutional Asset Management, Inc. (since
                                                                   2006); Director of Pioneer Alternative
                                                                   Investment Management Limited (Dublin);
                                                                   President and a Director of Pioneer
                                                                   Alternative Investment Management (Bermuda)
                                                                   Limited and affiliated funds; Director of
                                                                   PIOGLOBAL Real Estate Investment Fund
                                                                   (Russia) (until June 2006); Director of
                                                                   Nano-C, Inc. (since 2003); Director of Cole
                                                                   Investment Corporation (since 2004);
                                                                   Director of Fiduciary Counseling, Inc.;
                                                                   President and Director of Pioneer Funds
                                                                   Distributor, Inc. ("PFD") (until May 2006);
                                                                   President of all of the Pioneer Funds; and
                                                                   Of Counsel, Wilmer Cutler Pickering Hale
                                                                   and Dorr LLP (counsel to PIM-USA and the
                                                                   Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Global High Yield VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE                                                  OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      WITH THE TRUST    AND TERM OF OFFICE    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS TRUSTEE
David R. Bock (63)         Trustee           Trustee since 2005.   Senior Vice President and Chief Financial    Director of The
3050 K. Street NW,                           Serves until a        Officer, I-trax, Inc. (publicly traded       Enterprise Social
Washington, DC 20007                         successor trustee     health care services company) (2001 -        Investment Company
                                             is elected or         present); Managing Partner, Federal City     (privately-held
                                             earlier retirement    Capital Advisors (boutique merchant bank)    affordable housing
                                             or removal.           (2002 to 2004); and Executive Vice President finance company);
                                                                   and Chief Financial Officer, Pedestal Inc.   and Director of New
                                                                   (internet-based mortgage trading company)    York Mortgage Trust
                                                                   (2000 - 2002)                                (publicly traded
                                                                                                                mortgage REIT)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)          Trustee           Trustee since 2000.   President, Bush International                Director of Brady
3509 Woodbine Street,                        Serves until a        (international financial advisory firm)      Corporation
Chevy Chase, MD 20815                        successor trustee                                                  (industrial
                                             is elected or                                                      identification and
                                             earlier retirement                                                 specialty coated
                                             or removal.                                                        material products
                                                                                                                manufacturer);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation; and
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)  Trustee           Trustee since 2000.   Founding Director, The Winthrop Group, Inc.  None
1001 Sherbrooke                              Serves until a        (consulting firm); and Desautels Faculty of
Street West,                                 successor trustee     Management, McGill University
Montreal, Quebec, Canada                     is elected or
H3A 1G5                                      earlier retirement
                                             or removal.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)       Trustee           Trustee since 2006.   Private investor (2004 - present); and       Director of
89 Robbins Avenue,                           Serves until a        Senior Executive Vice President, The Bank    Quadriserv Inc.
Berkeley Heights, NJ                         successor trustee     of New York (financial and securities        (technology products
07922                                        is elected or         services) (1986 - 2004)                      for securities
                                             earlier retirement                                                 lending industry)
                                             or removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)   Trustee           Trustee since 1995.   President and Chief Executive Officer,       Director of New
200 State Street, 12th                       Serves until a        Newbury, Piret & Company, Inc.               America High Income
Floor, Boston, MA 02109                      successor trustee     (investment banking firm)                    Fund, Inc.
                                             is elected or                                                      (closed-end
                                             earlier retirement                                                 investment company)
                                             or removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)         Trustee           Trustee since 2000.   President, John Winthrop & Co., Inc.         None
One North Adgers Wharf,                      Serves until a        (private investment firm)
Charleston, SC 29401                         successor trustee
                                             is elected or
                                             earlier retirement
                                             or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Global High Yield VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                           POSITIONS HELD    LENGTH OF SERVICE                                                  OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS OFFICER
Osbert M. Hood (54)+       Executive Vice    Since 2003. Serves    President and Chief Executive Officer,       Trustee of certain
                           President         at the discretion     PIM-USA since May 2003 (Director since       Pioneer Funds
                                             of the Board          January 2001; Executive Vice President and
                                                                   Chief Operating Officer from November 2000
                                                                   - May 2003); Director of PGAM since June
                                                                   2003; President and Director of Pioneer
                                                                   since May 2003; President and Director of
                                                                   Pioneer Institutional Asset Management,
                                                                   Inc. since February 2006; Chairman and
                                                                   Director of Pioneer Investment Management
                                                                   Shareholder Services, Inc. ("PIMSS") since
                                                                   May 2003; Director of PFD since May 2006;
                                                                   Director of Oak Ridge Investments, LLC (a
                                                                   registered investment adviser in which
                                                                   PIM-USA owns a minority interest) since
                                                                   January 2005; Director of Vanderbilt
                                                                   Capital Advisors, LLC (an institutional
                                                                   investment adviser wholly- owned by
                                                                   PIM-USA) since June 2006; and Executive
                                                                   Vice President of all of the Pioneer Funds
                                                                   since June 2003
+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)   Secretary         Since 2000. Serves    Secretary of PIM-USA; Senior Vice            None
                                             at the discretion     President - Legal of Pioneer; Secretary/
                                             of the Board          Clerk of most of PIM-USA's subsidiaries;
                                                                   and Secretary of all of the Pioneer Funds
                                                                   since September 2003 (Assistant Secretary
                                                                   from November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42) Assistant         Since 2003. Serves    Vice President and Senior Counsel of         None
                           Secretary         at the discretion     Pioneer since July 2002; Vice President
                                             of the Board          and Senior Counsel of BISYS Fund Services,
                                                                   Inc. (April 2001 to June 2002); Senior
                                                                   Vice President and Deputy General Counsel
                                                                   of Funds Distributor, Inc. (July 2000 to
                                                                   April 2001); and Assistant Secretary of
                                                                   all of the Pioneer Funds since September
                                                                   2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey      Assistant         Since 2006. Serves    Partner, Wilmer Cutler Pickering Hale and    None
 (45)                      Secretary         at the discretion     Dorr LLP; and Assistant Secretary of all
                                             of the Board          of the Pioneer Funds since July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)          Treasurer         Since 2000. Serves    Vice President - Fund Accounting,            None
                                             at the discretion     Administration and Controllership Services
                                             of the Board          of Pioneer; and Treasurer of all of the
                                                                   Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)       Assistant         Since 2004. Serves    Deputy Treasurer of Pioneer since 2004;      None
                           Treasurer         at the discretion     Treasurer and Senior Vice President, CDC
                                             of the Board          IXIS Asset Management Services from 2002
                                                                   to 2003; Assistant Treasurer and Vice
                                                                   President, MFS Investment Management from
                                                                   1997 to 2002; and Assistant Treasurer of
                                                                   all of the Pioneer Funds since November
                                                                   2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)      Assistant         Since 2000. Serves    Assistant Vice President - Fund              None
                           Treasurer         at the discretion     Accounting, Administration and
                                             of the Board          Controllership Services of Pioneer; and
                                                                   Assistant Treasurer of all of the Pioneer
                                                                   Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)         Assistant         Since 2002. Serves    Fund Accounting Manager - Fund Accounting,   None
                           Treasurer         at the discretion     Administration and Controllership Services
                                             of the Board          of Pioneer; and Assistant Treasurer of all
                                                                   of the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Global High Yield VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                           POSITIONS HELD    LENGTH OF SERVICE                                                  OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS OFFICER
Katherine Kim Sullivan     Assistant         Since 2003. Serves    Fund Administration Manager - Fund           None
(33)                       Treasurer         at the discretion     Accounting, Administration and
                                             of the Board          Controllership Services since June 2003;
                                                                   Assistant Vice President - Mutual Fund
                                                                   Operations of State Street Corporation
                                                                   from June 2002 to June 2003 (formerly
                                                                   Deutsche Bank Asset Management); Pioneer
                                                                   Fund Accounting, Administration and
                                                                   Controllership Services (Fund Accounting
                                                                   Manager from August 1999 to May 2002); and
                                                                   Assistant Treasurer of all of the Pioneer
                                                                   Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)    Chief             Since 2006. Serves    Chief Compliance Officer of Pioneer and      None
                           Compliance        at the discretion     all of the Pioneer Funds since March 2006;
                           Officer           of the Board          Vice President and Senior Counsel of
                                                                   Pioneer since September 2004; and Senior
                                                                   Vice President and Counsel, State Street
                                                                   Research & Management Company (February
                                                                   1998 to September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Pioneer Variable Contracts Trust


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18679-01-0207


                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                          Pioneer Growth Shares VCT Portfolio -- Class II Shares



                                                                   ANNUAL REPORT
                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Growth Shares VCT Portfolio
  Portfolio and Performance Update                                    2
  Comparing Ongoing Portfolio Expenses                                3
  Portfolio Management Discussion                                     4
  Schedule of Investments                                             6
  Financial Statements                                                8
  Notes to Financial Statements                                      12
  Report of Independent Registered Public Accounting Firm            16
  Factors Considered by the Independent Trustees
    in Approving the Management Contract                             17
  Trustees, Officers and Service Providers                           20

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                               93.2%
Depositary Receipts for International Stocks      4.0%
Temporary Cash Investment                         2.8%


Sector Distribution
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Information Technology                           30.1%
Health Care                                      21.5%
Consumer Discretionary                           12.5%
Industrials                                      12.3%
Consumer Staples                                 11.0%
Financials                                        7.7%
Energy                                            2.8%
Utilities                                         2.1%


Five Largest Holdings
(As a percentage of equity holdings)

1.        Microsoft Corp.                          6.32%
2.        Cisco Systems, Inc.                      5.05
3.        Altria Group, Inc.                       4.26
4.        Boston Scientific Corp.                  4.03
5.        Home Depot, Inc.                         3.90

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/06      12/31/05
Net Asset Value per Share     $ 14.39      $ 13.20

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $  -           $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Growth Shares VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line graph in the printed material]

                         Pioneer
                         Growth
                        Shares VCT          Russell
                        Portfolio      1000 Growth Index
10/97                    $10,000           $10,000
12/98                    $13,521           $14,622
12/00                    $13,472           $15,104
12/02                    $ 7,064           $ 8,668
12/04                    $ 9,372           $11,955
12/06                    $10,543           $13,726

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------

Life-of-Class
(10/31/97)                   0.58%
5 Years                     -0.63%
1 Year                       9.02%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Shares VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                                             II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                                   $ 1,000.00
Ending Account Value on 12/31/06                                    $ 1,122.53
Expenses Paid During Period*                                        $     7.06

* Expenses are equal to the Portfolio's annualized expense ratio of 1.32% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Shares VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                                             II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                                   $ 1,000.00
Ending Account Value on 12/31/06                                    $ 1,018.55
Expenses Paid During Period*                                        $     6.72

* Expenses are equal to the Portfolio's annualized expense ratio of 1.32% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

        ------------------------------------------------------------------------
          Note to Shareholders: Andrew Acheson and Timothy Mulrenan, two veteran equity managers, have assumed portfolio management responsibilities for Pioneer Growth Shares VCT Portfolio, effective January 16, 2007. Mr. Acheson has more than 12 years of professional investment experience, seven of them at Pioneer, where his responsibilities have included managing Pioneer Independence Fund and Pioneer Select Equity Fund. He holds an MBA from the Cranfield School of Management, England. Mr. Mulrenan, CFA, has more than 21 years of professional experience, including 10 years at Pioneer, where he is a member of the large-cap growth team. He has managed Pioneer's Concentrated Growth institutional portfolios as well as large-cap equity portfolios of balanced funds.
        ------------------------------------------------------------------------

Despite a dramatic decline from mid-May through mid-July, the domestic stock market posted strong results in 2006. As equities began recovering in July, large-cap growth companies assumed a leadership role in market performance for the second half of the year, while more cyclical stocks, which had been in favor the previous two years, began to lag. In the following interview, portfolio managers Christopher M. Galizio and Stephen A. Balter discuss the market and the factors that influenced performance during 2006, when they managed the Portfolio. Portfolio managers Andrew Acheson and Timothy Mulrenan, who took responsibility for the Portfolio's management on January 16, 2007, give their views on the outlook.

Q.   How did the Portfolio perform during the 12 months ended December 31, 2006?

A. Pioneer Growth Shares VCT Portfolio's performance improved dramatically in the second half of the year as the stock market finally began recognizing values in the large-cap growth stocks that we emphasize. After trailing the benchmark Russell 1000 Growth Index by more than two full percentage points during the year's first six months, the Portfolio's relative performance improved noticeably beginning in July. The Portfolio's Class II shares generated a total return of 9.02%, at net asset value, for the 12 months. During the same period, the Russell 1000 Growth Index returned 9.07%, while the average performance of the 193 variable annuity portfolios in Lipper's Large Cap Growth category was 6.31%.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   What were the primary factors affecting performance during the year?

A. Throughout the 12 months, we positioned the Portfolio for a growth environment, emphasizing companies that we believed should be helped by developing long-term trends. These trends included information technology companies whose products and services would be in demand as innovations speeded data transmission, allowed new formats to be transmitted digitally, and boosted corporate productivity generally. The trends also included health care companies that could offer services and products for an aging population. We saw good value in many large-cap companies in these sectors. Conversely, we deemphasized the more cyclical sectors, such as energy and industrials, that had performed well over the previous two years, but now appeared to be richly priced as the 2003-2005 cyclical recovery played out. In the first half of 2006, this positioning did not yield good results, particularly as stock values dropped in the May-July interval. However, when the stock market began to recover in mid-July, the large-cap growth companies that we favored started leading the market, with technology stocks performing particularly well. In addition, many consumer discretionary companies, which had fallen to relatively low prices, outperformed as consumer spending in the face of expectations that a decelerating economy would impact consumption. In general, the secular growth companies that we emphasized led the market's second-half charge.


A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q.   What types of investments most influenced Portfolio results in 2006?

A. Our technology investments performed well, with many of our holdings benefiting from the growing need for more bandwidth on the Internet to allow transmission of more complex digital files, including video. This trend led to strong revenue growth for holdings such as Cisco Systems and Juniper Networks, both of which produce routers and switchers, and for F5 Networks, a smaller company that specializes in sophisticated switches that increase network efficiency. We also had excellent results from our investment in Macrovision. Its software products make it easier to install software and that protect against copyright theft over the Internet. Macrovision's stock alone climbed by more than 50% during 2006.

     Other outstanding performers included Altria Group, the parent company of both Philip Morris and Kraft Foods. As the risks from tobacco liability lawsuits appeared to decline, Altria announced plans to spin off its Kraft Foods unit --a move welcomed by the stock market. Our investment in General Electric also performed well. We purchased GE at a low stock price at a time when we believed its earnings prospects were improving because of its leadership in many late-cyclical businesses, such as power generation plants and medical imaging. In health care, a stand-out performer was AstraZeneca, a London-based pharmaceutical company that appeared to be inexpensive and which was undergoing a restructuring program that reduced its operating costs substantially while maintaining revenues. We took profits and sold our position in AstraZeneca.

     Amgen, another health care holding, was a disappointment in 2006, however. This biotechnology company underperformed because of fears about competition in the anemia market from a new drug that was being introduced by Roche. Another investment that detracted from Portfolio performance was Corning, a leading producer of glass for flat-panel televisions and computers. It was affected by intense competition in the flat-panel television market that pressured its revenue growth. Also holding back results was our position in Intel, which faced increased competition from AMD in semiconductors for personal computers. We have sold our Intel holding and retained positions in Amgen and Corning as of December 31, 2006.

Q.   Andrew and Tim, what is your investment outlook?

A. Entering 2007, we think there is a generally favorable environment for large-cap stocks. We think economic growth, which has been decelerating during the latter months of 2006, should start to pick up in the first half of 2007. Factors such as a sluggish housing market, which have weighed on the economy in recent months, should not be as significant a factor in the coming months. While inflation may remain at somewhat elevated levels, we don't think it should pose a serious threat, given the ability of companies to absorb higher costs through improvements in productivity. However, continued inflationary pressures in a period of renewed growth may prompt the Federal Reserve Board to raise short-term interest rates again. Our biggest fear is that the Federal Reserve might over-react to evidence of a pick-up in growth, increasing the chances of a recession.

     We believe the valuations of most stocks remain reasonable, while large-cap stocks in recent months have begun outperforming small- and mid-cap stocks. We believe large-caps should continue to do well, even in an economic slowdown, as they have tended to have superior competitive positions in their industries and have retained large cash positions on their balance sheets. In addition, larger companies tend to sell more of their products overseas, where their competitive positions may have been strengthened by the recent weakening of the U.S. dollar. Overall, we think large-cap stocks are well positioned to perform well in the coming months.



     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

      Shares                                                               Value
                  COMMON STOCKS - 99.7%
                  Energy - 2.8%
                  Integrated Oil & Gas - 2.8%
       8,000      ConocoPhillips                                    $   575,600
       8,000      Repsol SA (A.D.R.) (a)                                276,000
                                                                    -----------
                                                                    $   851,600
                                                                    -----------
                  Total Energy                                      $   851,600
                                                                    -----------
                  Capital Goods - 12.3%
                  Aerospace & Defense - 3.8%
       4,600      L-3 Communications Holdings, Inc.                 $   376,188
      13,000      United Technologies Corp.                             812,760
                                                                    -----------
                                                                    $ 1,188,948
                                                                    -----------
                  Industrial Conglomerates - 8.5%
       9,600      3M Co.                                            $   748,128
      32,100      General Electric Co.                                1,194,441
      22,100      Tyco International, Ltd.                              671,840
                                                                    -----------
                                                                    $ 2,614,409
                                                                    -----------
                  Total Capital Goods                               $ 3,803,357
                                                                    -----------
                  Consumer Durables & Apparel - 1.6%
                  Footwear - 1.6%
       5,000      Nike, Inc.                                        $   495,150
                                                                    -----------
                  Total Consumer Durables & Apparel                 $   495,150
                                                                    -----------
                  Consumer Services - 1.4%
                  Hotels, Resorts & Cruise Lines - 1.4%
       9,000      Carnival Corp.                                    $   441,450
                                                                    -----------
                  Total Consumer Services                           $   441,450
                                                                    -----------
                  Media - 1.4%
                  Movies & Entertainment - 1.4%
      10,750      Viacom, Inc. (Class B)*                           $   441,073
                                                                    -----------
                  Total Media                                       $   441,073
                                                                    -----------
                  Retailing - 8.0%
                  Apparel Retail - 4.1%
       9,800      Abercrombie & Fitch Co.                           $   682,374
      20,400      TJX Companies, Inc.                                   581,808
                                                                    -----------
                                                                    $ 1,264,182
                                                                    -----------
                  Home Improvement Retail - 3.9%
      29,900      Home Depot, Inc.                                  $ 1,200,784
                                                                    -----------
                  Total Retailing                                   $ 2,464,966
                                                                    -----------
                  Food & Drug Retailing - 2.5%
                  Drug Retail - 2.5%
      25,100      CVS Corp.                                         $   775,841
                                                                    -----------
                  Total Food & Drug Retailing                       $   775,841
                                                                    -----------
                  Food, Beverage & Tobacco - 5.1%
                  Soft Drinks - 0.8%
       2,200      Fomento Economico Mexicano SA de CV               $   254,672
                                                                    -----------
                  Tobacco - 4.3%
      15,300      Altria Group, Inc.                                $ 1,313,046
                                                                    -----------
                  Total Food, Beverage & Tobacco                    $ 1,567,718
                                                                    -----------
                  Household & Personal Products - 3.4%
                  Household Products - 3.4%
      16,500      Procter & Gamble Co.                              $ 1,060,455
                                                                    -----------
                  Total Household & Personal
                  Products                                          $ 1,060,455
                                                                    -----------
                  Health Care Equipment & Services - 9.0%
                  Health Care Equipment - 6.8%
      12,000      Biomet, Inc.                                      $   495,240
      72,253      Boston Scientific Corp.*                            1,241,307
       7,000      Medtronic, Inc.                                       374,570
                                                                    -----------
                                                                    $ 2,111,117
                                                                    -----------
                  Health Care Supplies - 1.1%
       7,800      Cooper Companies, Inc. (a)                        $   347,100
                                                                    -----------
                  Managed Health Care - 1.1%
       7,600      Aetna, Inc.                                       $   328,168
                                                                    -----------
                  Total Health Care
                  Equipment & Services                              $ 2,786,385
                                                                    -----------
                  Pharmaceuticals & Biotechnology - 12.4%
                  Biotechnology - 4.9%
      14,858      Amgen, Inc.*                                      $ 1,014,950
       7,800      Gilead Sciences, Inc.*                                506,454
                                                                    -----------
                                                                    $ 1,521,404
                                                                    -----------
                  Pharmaceuticals - 7.5%
      15,400      Eli Lilly & Co.                                   $   802,340
       6,600      Johnson & Johnson                                     435,732
      15,392      Par Pharmaceutical Co., Inc.*                         344,319
      23,404      Teva Pharmaceutical Industries, Ltd.                  727,396
                                                                    -----------
                                                                    $ 2,309,787
                                                                    -----------
                  Total Pharmaceuticals &
                  Biotechnology                                     $ 3,831,191
                                                                    -----------
                  Banks - 0.9%
                  Regional Banks - 0.9%
       7,900      Hansen Natural Corp.*                             $   266,072
                                                                    -----------
                  Total Banks                                       $   266,072
                                                                    -----------
                  Diversified Financials - 6.8%
                  Asset Management & Custody Banks - 3.0%
       5,400      Franklin Resources, Inc.                          $   594,918
       3,600      Legg Mason, Inc.                                      342,180
                                                                    -----------
                                                                    $   937,098
                                                                    -----------
                  Consumer Finance - 2.5%
      12,600      American Express Co.                              $   764,442
                                                                    -----------

6    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                               Value
                  Investment Banking & Brokerage - 1.3%
       4,300      Merrill Lynch & Co., Inc.                         $   400,330
                                                                    -----------
                  Total Diversified Financials                      $ 2,101,870
                                                                    -----------
                  Software & Services - 10.8%
                  Internet Software & Services - 1.2%
      14,800      Yahoo!, Inc.*                                     $   377,992
                                                                    -----------
                  Systems Software - 9.6%
      35,800      Macrovision Corp.*                                $ 1,011,708
      65,200      Microsoft Corp.                                     1,946,871
                                                                    -----------
                                                                    $ 2,958,579
                                                                    -----------
                  Total Software & Services                         $ 3,336,571
                                                                    -----------
                  Technology Hardware & Equipment - 14.6%
                  Communications Equipment - 13.1%
      56,850      Cisco Systems, Inc.*                              $ 1,553,711
      37,500      Corning, Inc.*                                        701,625
       6,160      F5 Networks, Inc.*                                    457,134
      32,380      Juniper Networks, Inc.*                               613,277
      35,300      Motorola, Inc.                                        725,768
                                                                    -----------
                                                                    $ 4,051,515
                                                                    -----------
                  Computer Hardware - 1.5%
      31,070      Palm, Inc.*(a)                                    $   437,776
                                                                    -----------
                  Total Technology Hardware &
                  Equipment                                         $ 4,489,291
                                                                    -----------
                  Semiconductors - 4.7%
                  Semiconductors - 4.7%
      13,100      Advanced Micro Devices, Inc.*                     $   266,585
       7,490      Maxim Integrated Products                             229,344
      32,700      Texas Instruments, Inc.                               941,760
                                                                    -----------
                                                                    $ 1,437,689
                                                                    -----------
                  Total Semiconductors                              $ 1,437,689
                                                                    -----------
                  Utilities - 2.1%
                  Independent Power Producer &
                  Energy Traders - 2.1%
      11,900      TXU Corp.                                         $   645,099
                                                                    -----------
                  Total Utilities                                   $   645,099
                                                                    -----------
                  TOTAL COMMON STOCKS
                  (Cost $28,403,306)                                $30,795,778
                                                                    -----------

                  TEMPORARY CASH INVESTMENT - 2.8%
                  Security Lending Collateral - 2.8%
     873,306      Securities Lending Investment Fund, 5.26%         $   873,306
                                                                    -----------
                  TOTAL TEMPORARY CASH INVESTMENT
                  (Cost $873,306)                                   $   873,306
                                                                    -----------
                  TOTAL INVESTMENT IN SECURITIES - 102.6%
                  (Cost $29,276,612)                                $31,669,084
                                                                    -----------
                  OTHER ASSETS AND LIABILITIES - (2.6)%             $  (795,763)
                                                                    -----------
                  TOTAL NET ASSETS - 100.0%                         $30,873,321
                                                                    ===========

*           Non-income producing security.
(A.D.R.)    American Depositary Receipt
(a)         At December 31, 2006, the following securities were out on loan:


    Shares   Security                      Value
  7,722      Cooper Companies, Inc.     $343,629
 25,314      Palm, Inc.*                 356,674
  4,338      Repsol SA (A.D.R.)          149,661
                                        --------
             Total                      $849,964
                                        ========

  The accompanying notes are an integral part of these financial statements.  7

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       Year          Year          Year        Year          Year
                                                                      Ended         Ended         Ended       Ended         Ended
Class II                                                             12/31/06      12/31/05      12/31/04    12/31/03     12/31/02
Net asset value, beginning of period                                $   13.20     $   12.87     $   12.10    $    9.70   $   14.94
                                                                    ---------     ---------     ---------    ---------   ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $   (0.01)    $   (0.02)    $    0.06    $   (0.02)  $   (0.13)
 Net realized and unrealized gain (loss) on investments                  1.20          0.43          0.71         2.42       (5.11)
                                                                    ---------     ---------     ---------    ---------   ---------
  Net increase (decrease) from investment operations                $    1.19     $    0.41     $    0.77    $    2.40   $   (5.24)
Distributions to shareowners:
 Net investment income                                                     --         (0.08)           --           --          --
                                                                    ---------     ---------     ---------    ---------   ---------
 Net increase (decrease) in net asset value                         $    1.19     $    0.33     $    0.77    $    2.40   $   (5.24)
                                                                    ---------     ---------     ---------    ---------   ---------
 Net asset value, end of period                                     $   14.39     $   13.20     $   12.87    $   12.10   $    9.70
                                                                    =========     =========     =========    =========   =========
Total return*                                                            9.02%         3.19%         6.36%       24.74%     (35.07)%
Ratio of net expenses to average net assets+                             1.33%         1.24%         1.25%        1.44%       1.63%
Ratio of net investment income (loss) to average net assets+            (0.07)%       (0.09)%        0.74%       (0.40)%     (0.64)%
Portfolio turnover rate                                                    62%           79%          206%          58%         86%
Net assets, end of period (in thousands)                            $   7,551     $   7,096     $   7,749    $   3,049    $    263
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                            1.33%         1.24%         1.26%        1.44%       1.63%
 Net investment income (loss)                                           (0.07)%       (0.09)%        0.73%       (0.40)%     (0.64)%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                            1.32%         1.24%         1.25%        1.44%       1.63%
 Net investment income (loss)                                           (0.06)%       (0.09)%        0.74%       (0.40)%     (0.64)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.


Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

8    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $849,964)
  (cost $29,276,612)                                                                    $  31,669,084
 Cash                                                                                          73,028
 Receivables --
 Investment securities sold                                                                   107,200
 Dividends                                                                                     34,919
 Other                                                                                            828
                                                                                        -------------
   Total assets                                                                         $  31,885,059
                                                                                        -------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                        $      46,310
 Fund shares repurchased                                                                       23,391
 Upon return of securities loaned                                                             873,306
 Due to affiliates                                                                              6,420
 Accrued expenses                                                                              62,311
                                                                                        -------------
  Total liabilities                                                                     $   1,011,738
                                                                                        -------------
NET ASSETS:
 Paid-in capital                                                                        $  63,854,296
 Undistributed net investment income                                                           46,959
 Accumulated net realized loss on investments                                             (35,420,406)
 Net unrealized gain on investments                                                         2,392,472
                                                                                        -------------
   Total net assets                                                                     $  30,873,321
                                                                                        -------------
NET ASSET VALUE PER SHARE:
 Class I:
 (No par value, unlimited number of shares authorized)
 Net assets                                                                             $  23,322,308
 Shares outstanding                                                                         1,597,455
                                                                                        -------------
 Net asset value per share                                                              $       14.60
 Class II:
 (No par value, unlimited number of shares authorized)
 Net assets                                                                             $   7,551,013
 Shares outstanding                                                                           524,813
                                                                                        -------------
 Net asset value per share                                                              $       14.39

  The accompanying notes are an integral part of these financial statements.  9

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                            Year Ended
                                                             12/31/06
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $1,232)        $  391,915
 Interest                                                        6,272
 Income on securities loaned, net                                1,078
                                                            ----------
  Total investment income                                   $  399,265
                                                            ----------
EXPENSES:
 Management fees                                            $  222,976
 Transfer agent fees and expenses                                3,221
 Distribution fees (Class II)                                   17,692
 Administrative reimbursements                                   7,150
 Custodian fees                                                 27,575
 Professional fees                                              31,154
 Printing expense                                               28,365
 Fees and expenses of nonaffiliated trustees                     8,356
 Miscellaneous                                                   6,623
                                                            ----------
  Total expenses                                            $  353,112
  Less fees paid indirectly                                       (972)
                                                            ----------
  Net expenses                                              $  352,140
                                                            ----------
    Net investment income                                   $   47,125
                                                            ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from investments                         $1,204,415
                                                            ----------
 Change in net unrealized gain from investments             $1,499,336
                                                            ----------
 Net gain on investments                                    $2,703,751
                                                            ==========
 Net increase in net assets resulting from operations       $2,750,876
                                                            ==========

10   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             Year               Year
                                                                             Ended             Ended
                                                                           12/31/06           12/31/05
FROM OPERATIONS:
Net investment income                                                    $     47,125      $     49,245
Net realized gain on investments                                            1,204,415         3,211,502
Change in net unrealized gain (loss) on investments                         1,499,336        (2,083,627)
                                                                         ------------      ------------
  Net increase in net assets resulting from operations                   $  2,750,876      $  1,177,120
                                                                         ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
 Class I                                                                 $    (49,224)     $   (221,887)
 Class II                                                                          --           (50,023)
                                                                         ------------      ------------
  Total distributions to shareowners                                     $    (49,224)     $   (271,910)
                                                                         ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         $  1,593,421      $  2,192,354
Reinvestment of distributions                                                  49,224           271,910
Cost of shares repurchased                                                 (7,552,661)       (9,337,142)
                                                                         ------------      ------------
 Net decrease in net assets resulting from Fund share transactions       $ (5,910,016)     $ (6,872,878)
                                                                         ------------      ------------
 Net decrease in net assets                                              $ (3,208,364)     $ (5,967,668)
                                                                         ------------      ------------
NET ASSETS:
Beginning of year                                                          34,081,685        40,049,353
                                                                         ------------      ------------
End of year                                                              $ 30,873,321      $ 34,081,685
                                                                         ============      ============
Undistributed net investment income, end of year                         $     46,959      $     49,058
                                                                         ============      ============

  The accompanying notes are an integral part of these financial statements. 11

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Growth Shares VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:


Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)
       (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The investment objective of the Portfolio is to seek capital appreciation.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE)

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, Growth Shares Portfolio had a net capital loss carryforward of $35,044,842, of which the following amounts will expire between 2009 and 2011 if not utilized: $8,480,418 in 2009, $19,245,183 in
     2010 and $7,319,241 in 2011.

     The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

------------------------------------------------------------------------------------------
                                                                2006             2005
------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                            $     49,224       $   271,910
Long-Term Capital Gain                                               --                --
                                                     ------------------------------------
                                                           $     49,224       $   271,910
Return of Capital                                                    --             --
                                                     ------------------------------------
  Total Distributions                                      $     49,224       $   271,910
                                                     ------------------------------------
Distributable Earnings (Accumulated Losses):
Undistributed ordinary income                              $     46,959
Undistributed long-term gain/(capital loss carryforward)    (35,044,843)
Unrealized appreciation (depreciation)                        2,016,909
                                                           ------------
  Total                                                    $(32,980,975)
                                                           ============
------------------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

C.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees for Class II shares are calculated

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

     based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and the distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

D.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or sub custodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $1,841 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,423 in transfer agent fees payable to PIMSS at December 31, 2006.

4.   Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $156 payable to PFD at December 31, 2006.

5.   Aggregate Unrealized Appreciation and Depreciation

At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

------------------------------------------------------------------------------------------------
                                                                                        Net
                                                   Gross             Gross         Appreciation/
                                Tax Cost       Appreciation      Depreciation      (Depreciation
------------------------------------------------------------------------------------------------
Growth Shares Portfolio       $29,652,175       $3,556,380       $ (1,539,471)      $2,016,909
                              ===========       ==========       ============       ==========
------------------------------------------------------------------------------------------------

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.   Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $19,738,235 and $25,747,363, respectively.

7.   Commission Recapture and Expense Offset Arrangements

Effective July 15, 2005, the Portfolio has entered into commission recapture arrangements with brokers with whom PIM places trades on behalf of the Portfolio where they provide services to the Portfolio in addition to trade execution. These services included payments of certain expenses on behalf of the Portfolio. For the year ended December 31, 2006, expenses were reduced by $972 under this agreement. In addition, the Portfolio has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2006, the Portfolio's expenses were not reduced under such arrangements.

8.   Capital Shares

At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

-----------------------------------------------------------------------------------------------------
Growth Shares Portfolio            '06 Shares      '06 Amount       '05 Shares       '05 Amount
-----------------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                         23,372       $   317,217         34,054       $   438,600
 Reinvestment of distributions        3,819            49,224         17,362           221,887
 Shares repurchased                (445,513)       (6,086,390)      (512,773)       (6,658,363)
                                --------------------------------------------------------------
   Net decrease                    (418,322)      $(5,719,949)      (461,357)      $(5,997,876)
                                ==============================================================
 CLASS II:
 Shares sold                         96,505       $ 1,276,204        137,249       $ 1,753,754
 Reinvestment of distributions           --                --          3,965            50,023
 Shares repurchased                (109,182)       (1,466,271)      (205,695)       (2,678,779)
                                --------------------------------------------------------------
   Net decrease                     (12,677)      $  (190,067)       (64,481)      $  (875,002)
                                ==============================================================
-----------------------------------------------------------------------------------------------------

9.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Growth Shares VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Growth Shares VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Shares VCT Portfolios of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio (the "Fund")

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT
--------------------------------------------------------------------------------


The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                                (continued)
--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the fifth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the fifth quintile of the peer group for the three years ended June 30, 2006, and the fifth quintile for the five years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees, focusing on three-year total returns, concluded that the Fund underperformed relative to its peer group.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the fourth quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated assets levels, a break point in the management fee was not necessary. As the assets increase, the Trustees will continue to evaluate annually the appropriateness of break points.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Growth Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                                            Trustees and Officers
Pioneer Investment Management, Inc.                                           The trust's Board of Trustees provides broad
                                                                              supervision over the portfolio's affairs. The
Custodian                                                                     officers of the trust are responsible for the
Brown Brothers Harriman & Co.                                                 trust's operations. The trust's Trustees and
                                                                              officers are listed below, together with their
Independent Registered Public Accounting Firm                                 principal occupations during the past five years.
Ernst & Young LLP                                                             Trustees who are interested persons of the trust
                                                                              within the meaning of the 1940 Act are referred to
Principal Underwriter                                                         as Interested Trustees. Trustees who are not
Pioneer Funds Distributor, Inc.                                               interested persons of the trust are referred to as
                                                                              Independent Trustees. Each of the Trustees serves as
Legal Counsel                                                                 a trustee of each of the 86 U.S. registered
Wilmer Cutler Pickering Hale and Dorr LLP                                     investment portfolios for which Pioneer serves as
                                                                              investment adviser (the "Pioneer Funds"). The
Shareowner Services and Transfer                                              address for all Interested Trustees and all officers
Pioneer Investment Management Shareholder Services, Inc.                      of the trust is 60 State Street, Boston,
                                                                              Massachusetts 02109.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 1994. Serves     Deputy Chairman and a Director   Director of ICI
                           Board, Trustee    until a successor trustee      of Pioneer Global Asset          Mutual Insurance
                           and President     is elected or earlier          Management S.p.A. ("PGAM");      Company
                                             retirement or removal.         Non-Executive Chairman and a
                                                                            Director of Pioneer Investment
                                                                            Management USA Inc.
                                                                            ("PIM-USA"); Chairman and a
                                                                            Director of Pioneer; Chairman
                                                                            and Director of Pioneer
                                                                            Institutional Asset
                                                                            Management, Inc. (since 2006);
                                                                            Director of Pioneer
                                                                            Alternative Investment
                                                                            Management Limited (Dublin);
                                                                            President and a Director of
                                                                            Pioneer Alternative Investment
                                                                            Management (Bermuda) Limited
                                                                            and affiliated funds; Director
                                                                            of PIOGLOBAL Real Estate
                                                                            Investment Fund (Russia)
                                                                            (until June 2006); Director of
                                                                            Nano-C, Inc. (since 2003);
                                                                            Director of Cole Investment
                                                                            Corporation (since 2004);
                                                                            Director of Fiduciary
                                                                            Counseling, Inc.; President
                                                                            and Director of Pioneer Funds
                                                                            Distributor, Inc. ("PFD")
                                                                            (until May 2006); President of
                                                                            all of the Pioneer Funds; and
                                                                            Of Counsel, Wilmer Cutler
                                                                            Pickering Hale and Dorr LLP
                                                                            (counsel to PIM-USA and the
                                                                            Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Growth Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
David R. Bock (63)         Trustee           Trustee since 2005. Serves     Senior Vice President and        Director of The
3050 K. Street NW,                           until a successor trustee      Chief Financial Officer,         Enterprise Social
Washington, DC 20007                         is elected or earlier          I-trax, Inc. (publicly traded    Investment Company
                                             retirement or removal.         health care services company)    (privately-held
                                                                            (2001 - present); Managing       affordable housing
                                                                            Partner, Federal City Capital    finance company); and
                                                                            Advisors (boutique merchant      Director of New York
                                                                            bank) (2002 to 2004); and        Mortgage Trust
                                                                            Executive Vice President and     (publicly traded
                                                                            Chief Financial Officer,         mortgage REIT)
                                                                            Pedestal Inc. (internet- based
                                                                            mortgage trading company)
                                                                            (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)          Trustee           Trustee since 2000. Serves     President, Bush International    Director of Brady
3509 Woodbine Street,                        until a successor trustee      (international financial         Corporation
Chevy Chase, MD 20815                        is elected or earlier          advisory firm)                   (industrial
                                             retirement or removal.                                          identification and
                                                                                                             specialty coated
                                                                                                             material products
                                                                                                             manufacturer);
                                                                                                             Director of Briggs &
                                                                                                             Stratton Co. (engine
                                                                                                             manufacturer);
                                                                                                             Director of Mortgage
                                                                                                             Guaranty Insurance
                                                                                                             Corporation; and
                                                                                                             Director of UAL
                                                                                                             Corporation (airline
                                                                                                             holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)  Trustee           Trustee since 2000. Serves     Founding Director, The           None
1001 Sherbrooke Street West,                 until a successor trustee      Winthrop Group, Inc.
Montreal, Quebec, Canada                     is elected or earlier          (consulting firm); and
H3A 1G5                                      retirement or removal.         Desautels Faculty of
                                                                            Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)       Trustee           Trustee since 2006. Serves     Private investor (2004 -         Director of
89 Robbins Avenue,                           until a successor trustee      present); and Senior Executive   Quadriserv Inc.
Berkeley Heights, NJ                         is elected or earlier          Vice President, The Bank of      (technology products
07922                                        retirement or removal.         New York (financial and          for securities
                                                                            securities services) (1986 -     lending industry)
                                                                            2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)   Trustee           Trustee since 1995. Serves     President and Chief Executive    Director of New
200 State Street, 12th                       until a successor trustee      Officer, Newbury, Piret &        America High Income
Floor, Boston, MA 02109                      is elected or earlier          Company, Inc. (investment        Fund, Inc.
                                             retirement or removal.         banking firm)                    (closed-end
                                                                                                             investment company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)         Trustee           Trustee since 2000. Serves     President, John Winthrop &       None
One North Adgers Wharf,                      until a successor trustee      Co., Inc. (private investment
Charleston, SC 29401                         is elected or earlier          firm)
                                             retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Growth Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS OFFICER
Osbert M. Hood (54)+       Executive Vice    Since 2003. Serves at the      President and Chief Executive    Trustee of certain
                           President         discretion of the Board        Officer, PIM-USA since May       Pioneer Funds
                                                                            2003 (Director since January
                                                                            2001; Executive Vice President
                                                                            and Chief Operating Officer
                                                                            from November 2000 - May
                                                                            2003); Director of PGAM since
                                                                            June 2003; President and
                                                                            Director of Pioneer since May
                                                                            2003; President and Director
                                                                            of Pioneer Institutional Asset
                                                                            Management, Inc. since
                                                                            February 2006; Chairman and
                                                                            Director of Pioneer Investment
                                                                            Management Shareholder
                                                                            Services, Inc. ("PIMSS") since
                                                                            May 2003; Director of PFD
                                                                            since May 2006; Director of
                                                                            Oak Ridge Investments, LLC (a
                                                                            registered investment adviser
                                                                            in which PIM-USA owns a
                                                                            minority interest) since
                                                                            January 2005; Director of
                                                                            Vanderbilt Capital Advisors,
                                                                            LLC (an institutional
                                                                            investment adviser wholly-
                                                                            owned by PIM-USA) since June
                                                                            2006; and Executive Vice
                                                                            President of all of the
                                                                            Pioneer Funds since June 2003

+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)   Secretary         Since 2000. Serves at the      Secretary of PIM-USA; Senior     None
                                             discretion of the Board        Vice President - Legal of
                                                                            Pioneer; Secretary/ Clerk of
                                                                            most of PIM-USA's
                                                                            subsidiaries; and Secretary of
                                                                            all of the Pioneer Funds since
                                                                            September 2003 (Assistant
                                                                            Secretary from November 2000
                                                                            to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42) Assistant         Since 2003. Serves at the      Vice President and Senior        None
                           Secretary         discretion of the Board        Counsel of Pioneer since July
                                                                            2002; Vice President and
                                                                            Senior Counsel of BISYS Fund
                                                                            Services, Inc. (April 2001 to
                                                                            June 2002); Senior Vice
                                                                            President and Deputy General
                                                                            Counsel of Funds Distributor,
                                                                            Inc. (July 2000 to April
                                                                            2001); and Assistant Secretary
                                                                            of all of the Pioneer Funds
                                                                            since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45) Assistant         Since 2006. Serves at the      Partner, Wilmer Cutler           None
                           Secretary         discretion of the Board        Pickering Hale and Dorr LLP;
                                                                            and Assistant Secretary of all
                                                                            of the Pioneer Funds since
                                                                            July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)          Treasurer         Since 2000. Serves at the      Vice President - Fund            None
                                             discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Treasurer of all
                                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)       Assistant         Since 2004. Serves at the      Deputy Treasurer of Pioneer      None
                           Treasurer         discretion of the Board        since 2004; Treasurer and
                                                                            Senior Vice President, CDC
                                                                            IXIS Asset Management Services
                                                                            from 2002 to 2003; Assistant
                                                                            Treasurer and Vice President,
                                                                            MFS Investment Management from
                                                                            1997 to 2002; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds since November
                                                                            2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)      Assistant         Since 2000. Serves at the      Assistant Vice President -       None
                           Treasurer         discretion of the Board        Fund Accounting,
                                                                            Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)         Assistant         Since 2002. Serves at the      Fund Accounting Manager - Fund   None
                           Treasurer         discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Growth Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS OFFICER
Katherine Kim Sullivan     Assistant         Since 2003. Serves at the      Fund Administration Manager -    None
(33)                       Treasurer         discretion of the Board        Fund Accounting,
                                                                            Administration and
                                                                            Controllership Services since
                                                                            June 2003; Assistant Vice
                                                                            President - Mutual Fund
                                                                            Operations of State Street
                                                                            Corporation from June 2002 to
                                                                            June 2003 (formerly Deutsche
                                                                            Bank Asset Management);
                                                                            Pioneer Fund Accounting,
                                                                            Administration and
                                                                            Controllership Services (Fund
                                                                            Accounting Manager from August
                                                                            1999 to May 2002); and
                                                                            Assistant Treasurer of all of
                                                                            the Pioneer Funds since
                                                                            September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)    Chief             Since 2006. Serves at the      Chief Compliance Officer of      None
                           Compliance        discretion of the Board        Pioneer and all of the Pioneer
                           Officer                                          Funds since March 2006; Vice
                                                                            President and Senior Counsel
                                                                            of Pioneer since September
                                                                            2004; and Senior Vice
                                                                            President and Counsel, State
                                                                            Street Research & Management
                                                                            Company (February 1998 to
                                                                            September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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24

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                                                                              25

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--------------------------------------------------------------------------------

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26

--------------------------------------------------------------------------------

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                                                                              27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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28

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                                                              29

[Logo] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18667-01-0207



                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                             Pioneer High Yield VCT Portfolio -- Class II Shares
                                                                   ANNUAL REPORT
                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------


Pioneer High Yield VCT Portfolio
  Portfolio and Performance Update                    2
  Comparing Ongoing Portfolio Expenses                3
  Portfolio Management Discussion                     4
  Schedule of Investments                             5
  Financial Statements                               11
  Notes to Financial Statements                      15
  Report of Independent Registered Public
    Accounting Firm                                  20
  Factors Considered by the Independent Trustees
    in Approving the Management Contract             21
  Trustees, Officers and Service Providers           24

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Corporate Bonds                            72.1%
U.S. Common Stocks                              17.3%
Convertible Corporate Bonds                      6.3%
Convertible Preferred Stocks                     3.7%
Depositary Receipts for International Stocks     0.5%
Temporary Cash Investment                        0.1%

Maturity Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

0-1 year                                         3.0%
1-3 years                                       20.2%
3-4 years                                       32.2%
4-6 years                                       33.9%
6-8 years                                        7.2%
8+ years                                         3.5%

Five Largest Holdings
(As a percentage of long-term holdings)

1.         Mueller Industries, Inc., 6.0%, 11/1/14           3.88%
2.         DRS Technologies, Inc., 6.875%, 11/1/13           3.54
3.         Allegheny Energy Supply, 7.8%, 3/15/11            3.11
4.         Wesco Distribution, Inc., 7.5%, 10/15/17          3.09
5.         Forest City Enterprises, 7.625%, 6/1/15           3.08

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------
Prices and Distributions

                             12/31/06     12/31/05
Net Asset Value per Share     $ 11.01      $ 10.88

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $ 0.5739       $ 0.0731          $ 0.0801

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of Merrill Lynch
(ML) High Yield Master II Index and of the ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following table was depicted as a line chart in the printed material.]

                    Pioneer High Yield            ML High Yield           ML Convertible Bonds
                       VCT Portfolio             Master II Index         (Speculative Quality)
5/00                       10000                      10000                      10000
                           10608                       8424                       9769
                           12410                       7883                      10206
12/02                      12114                       7747                      10013
                           16054                      10535                      12831
12/04                      17300                      11867                      14226
                           17594                      11485                      14615
12/06                      19045                      13454                      16335

Index comparisons begin on 4/30/00. The ML High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. The ML Index of Convertible Bonds (speculative quality) is a commonly accepted measure of the performance of speculative grade convertible bond securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

Net Asset Value
Life-of-Class
(5/1/00)            9.81%
5 Years             8.94%
1 Year              8.25%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.



Share Class                                 II
--------------------------------------------------
Beginning Account Value on 7/1/06       $ 1,000.00
Ending Account Value on 12/31/06        $ 1,068.61
Expenses Paid During Period*            $     5.16

* Expenses are equal to the Portfolio's annualized expense ratio of 0.99%% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                 II
--------------------------------------------------
Beginning Account Value on 7/1/06       $ 1,000.00
Ending Account Value on 12/31/06        $ 1,020.21
Expenses Paid During Period*            $     5.04

* Expenses are equal to the Portfolio's annualized expense ratio of 0.99% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

Steady U.S. economic growth, low default rates and ample liquidity helped drive strong returns in the high-yield bond market during the 12 months ended December 31, 2006. Portfolio Manager Margaret Patel here elaborates on the backdrop and explains why the Portfolio underperformed its benchmarks.

Q. How did the Portfolio perform?

A. During the 12 months ended December 31, 2006, the Portfolio's Class II shares had a total return based on net asset value of 8.25%. By comparison, the Merrill Lynch High Yield Master II Index returned 11.77%, the Merrill Lynch Index of Convertible Securities/ Speculative Grade Index returned 17.15%, and the 100 funds underlying Lipper's Variable Annuity High Current Yield Funds Average returned 9.96%.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What factors drove the high-yield market?

A. Continued steady economic growth in the U.S., historically low default rates, and abundant liquidity in the capital markets were among the catalysts for a strong 2006 for high-yield bonds. Healthy returns from equities also helped, as the performance of high-yield bonds and convertible securities, like the performance of stocks, is tied to the underlying health of corporate issuers. The positive backdrop encouraged investors to feel more comfortable investing in lower-quality high-yield bonds - particularly those in the automotive and airline sectors - propelling their outperformance of higher-quality alternatives.

Q. Why did the Portfolio lag the two Merrill Lynch indexes?

A. The Portfolio underperformed the indexes because of our avoidance or underweighting of the top-performing areas of the market mentioned above. Our approach was predicated on our belief that the extra yield offered by lower-quality securities was not enough to compensate the Portfolio for the greater level of risk of potential future bankruptcies or erosion in credit quality inherent in them. Instead, we continued to focus on higher-quality securities, with particular focus on economically sensitive industries, including materials, industrials, and real estate.

Q. Which investments performed best during the period? Which disappointed?

A. Hotel real estate investment trust (REIT) MeriStar Hospitality was bought by private equity firm, The Blackstone Group, with our holdings of the company's common stock purchased at a premium. The Portfolio also benefited from oil and, gas pipeline operator Kinder Morgan, which is in the process of being bought out by the company's management team. Additionally, investments in Coeur d'Alene Mines and copper and gold produced Freeport McMoRan helped, as steel, copper and gold prices moved higher. Our convertible security holdings in industrial firm Roper Industries rose, reflecting stronger business fundamentals for the firm. Convertible securities of advertising agency Interpublic Group appreciated as a result of a management turnaround, and we benefited from our holdings in the common stock of Vertex Pharmaceuticals, which experienced promising results for the company's new hepatitis drug. Finally, the bonds we held in industrial and farm equipment manufacturer JLG Industries appreciated when Oshkosh Trucking announced its intention to purchase the firm.

   Detractors included the convertible securities of Millennium Chemical, which depreciated along with the underlying stock price because of concerns about slowing demand, lower prices, and the negative impact of lead paint litigation. Nova Chemical also declined due to lower operating results arising from higher input costs and softer prices for the company's basic commodity products. Paper and forest products manufacturers Abitibi and Bowater fell due to declining demand for newsprint and higher energy costs. Valiant Pharmaceuticals depreciated as a result of the firm's slow pace of new-drug development. The bonds of real estate developer Forest City Enterprises declined because of fears of a slowdown in real estate construction, and coal producer Massey Energy fell due to declining coal prices resulting from a combination of increased production and warmer weather that limited utilities' coal consumption.

Q. What is your outlook?

A. We anticipate the U.S. economy to remain healthy and default rates to stay relatively low compared to historical averages, driven by solid economic growth and liquidity that has given even the most marginal of borrowers easy access to capital. We believe the Portfolio's emphasis on higher-quality issues should position it well if the market confronts tighter financial conditions, lower liquidity or slower economic growth. Historically, lower-rated credits have been more vulnerable to declines during economic slowdowns or periods of financial stringency, and their future performance remains particularly questionable in the wake of their outperformance during the past year.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

    Shares/      S&P/Moody's
  Principal      Ratings
     Amount      (unaudited)                                                              Value
                                 CONVERTIBLE PREFERRED STOCKS - 1.9%
                                 Materials - 1.3%
                                 Diversified Metals & Mining - 1.3%
       1,200     NR/NR           Freeport-MC Copp, 5.5%, 12/31/49                  $  1,564,950
                                                                                   ------------
                                 Total Materials                                   $  1,564,950
                                                                                   ------------
                                 Banks - 0.6%
                                 Thrifts & Mortgage Finance - 0.6%
      14,000     NR/NR           Sovereign Cap Trust IV, 4.375%, 3/1/34            $    693,000
                                                                                   ------------
                                 Total Banks                                       $    693,000
                                                                                   ------------
                                 TOTAL CONVERTIBLE PREFERRED STOCKS
                                 (Cost $1,831,500)                                 $  2,257,950
                                                                                   ------------
                                 CONVERTIBLE CORPORATE BONDS - 6.0%
                                 Materials - 0.6%
                                 Gold - 0.6%
 $   800,000     B-/NR           Coeur D'Alene Mines Corp., 1.25%, 1/15/24         $    756,000
                                                                                   ------------
                                 Total Materials                                   $    756,000
                                                                                   ------------
                                 Capital Goods - 1.1%
                                 Electrical Component & Equipment - 1.1%
   2,000,000     BB-/B1          Roper Industries, Inc., 1.4813%, 1/15/34          $  1,300,000
                                                                                   ------------
                                 Total Capital Goods                               $  1,300,000
                                                                                   ------------
                                 Media - 1.8%
                                 Advertising - 1.8%
   1,800,000     B/Ba3           Interpublic Group Co., 4.25%, 3/15/23 (144A)      $  2,200,500
                                                                                   ------------
                                 Total Media                                       $  2,200,500
                                                                                   ------------
                                 Retailing - 0.8%
                                 Automotive Retail - 0.8%
   1,000,000     B/B2            Sonic Automotive, Inc., 5.25%, 5/7/09             $    980,000
                                                                                   ------------
                                 Total Retailing                                   $    980,000
                                                                                   ------------
                                 Health Care Equipment & Services - 0.3%
                                 Health Care Equipment - 0.2%
     375,000     NR/NR           Epix Medical, 3.0%, 6/15/24 (144A)                $    299,063
                                                                                   ------------
                                 Total Health Care Equipment & Services            $    299,063
                                                                                   ------------
                                 Pharmaceuticals & Biotechnology - 0.5%
                                 Biotechnology - 0.5%
     615,000     NA/NA           Mannkind Corp., 3.75%, 12/15/13                   $    644,212
                                                                                   ------------
                                 Total Pharmaceuticals & Biotechnology             $    644,212
                                                                                   ------------
                                 Technology Hardware & Equipment - 0.8%
                                 Electronic Equipment & Instruments - 0.8%
   1,000,000     NR/NR           Veeco Instruments, 4.125%, 12/21/08               $    970,000
                                                                                   ------------
                                 Total Technology Hardware & Equipment             $    970,000
                                                                                   ------------
                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                 (Cost $7,102,208)                                 $  7,149,775
                                                                                   ------------


The accompanying notes are an integral part of these financial statements.     5

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                     (continued)
--------------------------------------------------------------------------------

                 S&P/Moody's
                 Ratings
       Shares    (unaudited)                                                                Value
                                 PREFERRED STOCKS - 1.6%
                                 Real Estate - 1.6%
                                 Real Estate Management & Development - 1.6%
       75,000                    Forest City Enterprises, 7.375%, 2/1/34             $  1,932,750
                                                                                     ------------
                                 TOTAL PREFERRED STOCKS
                                 (Cost $1,917,000)                                   $  1,932,750
                                                                                     ------------
                                 COMMON STOCKS - 17.0%
                                 Energy - 1.6%
                                 Oil & Gas Exploration & Production - 0.3%
        8,110                    Pogo Producing Co.                                  $    392,848
                                                                                     ------------
                                 Oil & Gas Refining & Marketing - 0.5%
        7,800                    Tesoro Petroleum Corp.                              $    513,006
                                                                                     ------------
                                 Oil & Gas Storage & Transportation - 0.8%
        7,900                    Kinder Morgan, Inc.                                 $    835,425
                                                                                     ------------
                                 Total Energy                                        $  1,741,279
                                                                                     ------------
                                 Materials - 3.3%
                                 Construction Materials - 0.1%
        1,752                    Texas Industries, Inc. (a)                          $    112,531
                                                                                     ------------
                                 Diversified Chemical - 0.7%
       20,000                    Dow Chemical Co.                                    $    798,800
                                                                                     ------------
                                 Diversified Metals & Mining - 0.9%
       17,600                    Barrick Gold Corp.                                  $    540,320
       10,400                    Freeport-McMoRan Copper & Gold, Inc. (Class B)           579,592
                                                                                     ------------
                                                                                     $  1,119,912
                                                                                     ------------
                                 Industrial Gases - 0.5%
        8,200                    Air Products & Chemicals, Inc.                      $    576,296
                                                                                     ------------
                                 Specialty Chemicals - 1.1%
        1,700                    Arch Chemicals, Inc.                                $     56,627
       63,100                    RPM, Inc.                                              1,318,159
                                                                                     ------------
                                                                                     $  1,374,786
                                                                                     ------------
                                 Total Materials                                     $  3,982,325
                                                                                     ------------
                                 Capital Goods - 1.9%
                                 Electrical Component & Equipment - 1.4%
        6,200                    Cooper Industries, Inc.                             $    560,666
        5,200                    Franklin Electric Co., Inc.                              267,228
       19,500                    General Cable Corp.*                                     852,345
                                                                                     ------------
                                                                                     $  1,680,239
                                                                                     ------------
                                 Industrial Machinery - 0.5%
       10,500                    ITT Corp.                                           $    596,610
                                                                                     ------------
                                 Total Capital Goods                                 $  2,276,849
                                                                                     ------------


6     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
                Ratings
      Shares    (unaudited)                                                                   Value
                                Commercial Services & Supplies - 0.5%
                                Office Services & Supplies - 0.5%
       9,200                    Avery Dennison Corp.                                   $    624,956
                                                                                       ------------
                                Total Commercial Services & Supplies                   $    624,956
                                                                                       ------------
                                Health Care Equipment & Services - 0.6%
                                Health Care Equipment - 0.6%
      12,550                    Beckman Coulter, Inc.                                  $    750,490
                                                                                       ------------
                                Total Health Care Equipment & Services                 $    750,490
                                                                                       ------------
                                Pharmaceuticals & Biotechnology - 2.3%
                                Biotechnology - 1.0%
      11,900                    PDL BioPharma, Inc.*                                   $    239,666
      25,699                    Vertex Pharmaceuticals, Inc.*                               961,657
                                                                                       ------------
                                                                                       $  1,201,323
                                                                                       ------------
                                Life Sciences Tools & Services - 1.3%
       5,300                    Applera Corp. - Applied Biosystems Group*              $    194,457
      15,100                    Bio-Rad Laboratories, Inc.*                               1,246,052
       3,400                    Pharmaceutical Product Development, Inc.                    109,548
                                                                                       ------------
                                                                                       $  1,550,057
                                                                                       ------------
                                Total Pharmaceuticals & Biotechnology                  $  2,751,380
                                                                                       ------------
                                Diversified Financials - 0.2%
                                Investment Banking & Brokerage - 0.2%
       4,900                    Lazard, Ltd.*                                          $    231,966
                                                                                       ------------
                                Total Diversified Financials                           $    231,966
                                                                                       ------------
                                Real Estate - 2.0%
                                Office Real Estate Investment Trusts - 0.0%
       1,500                    Equity Office Properties Trust (a)                     $     72,255
                                                                                       ------------
                                Retail Real Estate Investment Trusts - 1.0%
      22,900                    General Growth Pro TLB SC                              $  1,196,067
                                                                                       ------------
                                Specialized Real Estate Investment Trusts - 1.0%
      47,600                    Host Hotels & Resorts, Inc.                            $  1,168,580
                                                                                       ------------
                                Total Real Estate                                      $  2,436,902
                                                                                       ------------
                                Technology Hardware & Equipment - 0.5%
                                Electronic Equipment & Instruments - 0.5%
      10,000                    Amphenol Corp.                                         $    620,800
                                                                                       ------------
                                Total Technology Hardware & Equipment                  $    620,800
                                                                                       ------------
                                Utilities - 4.1%
                                Gas Utilities - 1.8%
       6,700                    Questar Corp.                                          $    556,435
      47,700                    Southern Union Co.                                        1,333,215
       9,600                    Washington Gas Light Co.                                    312,768
                                                                                       ------------
                                                                                       $  2,202,418
                                                                                       ------------
                                Independent Power Producer & Energy Traders - 2.0%
      42,600                    NRG Energy, Inc.*                                      $  2,386,026
                                                                                       ------------
                                Multi-Utilities - 0.3%
       3,700                    Public Service Enterprise Group, Inc.                  $    245,606
                                                                                       ------------
                                Total Utilities                                        $  4,834,050
                                                                                       ------------
                                TOTAL COMMON STOCKS
                                (Cost $17,473,371)                                     $ 20,250,997
                                                                                       ------------


The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                     (continued)
--------------------------------------------------------------------------------

                 S&P/Moody's
   Principal     Ratings
      Amount     (unaudited)                                                                    Value
                                 CORPORATE BONDS - 69.1%
                                 Energy - 6.5%
                                 Coal & Consumable Fuels - 1.9%
 $ 2,500,000     B+/B2           Massey Energy Co., 6.875%, 12/15/13                     $  2,350,000
                                                                                         ------------
                                 Oil & Gas Refining & Marketing - 4.5%
   1,531,000     B+/B1           Frontier Oil Corp., 6.625%, 10/1/11                     $  1,527,173
   2,850,000     BB+/Ba1         Tesoro Corp., 6.25%, 11/1/12                               2,835,750
   1,000,000     BB+/Ba1         Tesoro Corp., 6.625%, 11/1/15                                992,500
                                                                                         ------------
                                                                                         $  5,355,423
                                                                                         ------------
                                 Total Energy                                            $  7,705,423
                                                                                         ------------
                                 Materials - 20.4%
                                 Aluminum - 1.8%
   2,300,000     B/B2            Novelis, Inc., 7.25%, 2/15/15                           $  2,225,250
                                                                                         ------------
                                 Commodity Chemicals - 7.6%
   1,750,000     B+/B1           Arco Chemical Co., 9.8%, 2/1/20                         $  2,021,250
   2,850,000     B+/B1           Georgia Gulf Corp, 9.5%, 10/15/14 (144A)                   2,778,750
   2,000,000     BB-/Ba2         Nova Chemicals Corp., 7.4%, 4/1/09                         2,025,000
   2,500,000     BB-/Ba3         Nova Chemicals Corp., 7.875%, 9/15/25                      2,275,000
                                                                                         ------------
                                                                                         $  9,100,000
                                                                                         ------------
                                 Construction Materials - 1.3%
   1,500,000     BB-/Ba3         Texas Industries, Inc, 7.25%, 7/15/13                   $  1,522,500
                                                                                         ------------
                                 Fertilizers & Agricultural Chemicals - 2.2%
   2,500,000     B+/Ba2          Scotts Co., 6.625%, 11/15/13                            $  2,618,750
                                                                                         ------------
                                 Metal & Glass Containers - 0.6%
     800,000     B/B2            Crown Cork and Seal Co., Inc., 7.375%, 12/15/26         $    748,000
                                                                                         ------------
                                 Paper Products - 4.3%
   2,250,000     B+/B2           Abitibi Consolidated, Inc., 8.55%, 8/1/10               $  2,137,500
     200,000     B+/B2           Abitibi-Consolidated, Inc., 6.0%, 6/20/13                    160,000
   3,100,000     B+/B2           Bowater, Inc., 6.5%, 6/15/13                               2,828,750
                                                                                         ------------
                                                                                         $  5,126,250
                                                                                         ------------
                                 Specialty Chemicals - 2.5%
   2,090,000     B+/B1           Millennium America, Inc., 7.625%, 11/15/26              $  1,907,125
   1,000,000     B+/B1           Millennium America, Inc., 9.25%, 6/15/08                   1,032,500
                                                                                         ------------
                                                                                         $  2,939,625
                                                                                         ------------
                                 Total Materials                                         $ 24,280,375
                                                                                         ------------
                                 Capital Goods - 17.1%
                                 Aerospace & Defense - 6.1%
   4,000,000     B/B3            DRS Technologies, Inc., 6.875%, 11/1/13                 $  4,030,000
   3,150,000     B+/Ba3          Esterline Technology, 7.75%, 6/15/13                       3,213,000
                                                                                         ------------
                                                                                         $  7,243,000
                                                                                         ------------
                                 Construction & Farm Machinery & Heavy Trucks - 0.6%
     750,000     B+/B1           Greenbrier Co., Inc., 8.375%, 5/15/15                   $    763,125
                                                                                         ------------
                                 Industrial Machinery - 7.4%
   2,500,000     B/B1            Gardner Denver, Inc., 8.0%, 5/1/13 (144A)               $  2,600,000
   1,800,000     BB-/Ba3         Manitowoc Co. Inc., 7.125%, 11/1/13                        1,818,000
   4,750,000     NR/NR           Mueller Industries, Inc. 6.0%, 11/1/14                     4,423,438
                                                                                         ------------
                                                                                         $  8,841,438
                                                                                         ------------


8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/Moody's
   Principal     Ratings
      Amount     (unaudited)                                                                    Value
                                 Trading Companies & Distributors - 2.9%
 $ 3,500,000     B/B1            Wesco Distribution, Inc., 7.5%, 10/15/17                $  3,517,500
                                                                                         ------------
                                 Total Capital Goods                                     $ 20,365,063
                                                                                         ------------
                                 Consumer Durables & Apparel - 0.1%
                                 Homebuilding - 0.1%
     185,000     BB-/Ba2         Meritage Homes Corp., 6.25%, 3/15/15                    $    175,750
                                                                                         ------------
                                 Total Consumer Durables & Apparel                       $    175,750
                                                                                         ------------
                                 Media - 2.0%
                                 Advertising - 1.9%
   2,300,000     B/Ba3           Interpublic Group, Inc., 7.25%, 8/15/11                 $  2,323,000
                                                                                         ------------
                                 Total Media                                             $  2,323,000
                                                                                         ------------
                                 Health Care Equipment & Services - 1.3%
                                 Health Care Supplies - 1.3%
   1,500,000     CCC+/Caa1       Inverness Medical Innovation, 8.75%, 2/15/12            $  1,560,000
                                                                                         ------------
                                 Total Health Care Equipment & Services                  $  1,560,000
                                                                                         ------------
                                 Pharmaceuticals & Biotechnology - 1.6%
                                 Pharmaceuticals - 1.6%
   2,000,000     B+/Ba3          Valeant Pharmaceuticals, 7.0%, 12/15/11                 $  1,920,000
                                                                                         ------------
                                 Total Pharmaceuticals & Biotechnology                   $  1,920,000
                                                                                         ------------
                                 Real Estate - 6.8%
                                 Real Estate Management & Development - 2.9%
   3,435,000     BB-/Ba3         Forest City Enterprises, 7.625%, 6/1/15                 $  3,503,700
                                                                                         ------------
                                 Real Estate Investment Trusts - 1.7%
   1,500,000     BB-/B2          BF Saul Real Estate Investment Trust, 7.5%, 3/1/14      $  1,524,375
     500,000     B/B1            Crescent Real Estate, 9.25%, 4/15/09                         513,125
                                                                                         ------------
                                                                                         $  2,037,500
                                                                                         ------------
                                 Retail Real Estate Investment Trusts - 2.1%
   2,500,000     BB+/Ba1         Rouse Co Lp/TRC Co., ISSR, 6.75%, 5/1/13 (144A)         $  2,510,630
                                                                                         ------------
                                 Total Real Estate                                       $  8,051,830
                                                                                         ------------
                                 Technology Hardware & Equipment - 4.2%
                                 Electronic Equipment & Instruments - 2.9%
   1,835,000     B+/B1           General Cable Corp., 9.5%, 11/15/10                     $  1,945,100
   1,500,000     B/Ba1           Itron, Inc., 7.75%, 5/15/12                                1,533,750
                                                                                         ------------
                                                                                         $  3,478,850
                                                                                         ------------
                                 Technology Distributors - 1.2%
   1,600,000     BB+/Baa3        Anixter International Corp., 5.95%, 3/1/15              $  1,480,000
                                                                                         ------------
                                 Total Technology Hardware & Equipment                   $  4,958,850
                                                                                         ------------
                                 Utilities - 9.2%
                                 Electric Utilities - 5.0%
   3,300,000     BB-/Ba3         Allegheny Energy Supply, 7.8%, 3/15/11                  $  3,539,250
   1,000,000     BB-/Ba3         Allegheny Energy Supply, 8.25%, 4/15/12 (144A)             1,097,500
   1,300,000     B+/Ba3          CMS Energy Corp., 7.5%, 1/15/09                            1,340,625
                                                                                         ------------
                                                                                         $  5,977,375
                                                                                         ------------
                                 Independent Power Producer & Energy Traders - 1.1%
   1,333,000     B-/B1           NRG Energy, Inc., 7.375%, 1/15/17                       $  1,336,333
                                                                                         ------------


The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                     (continued)
--------------------------------------------------------------------------------

                 S&P/Moody's
   Principal     Ratings
      Amount     (unaudited)                                                           Value
                                 Multi-Utilities - 3.0%
 $ 3,000,000     B+/Ba3          CMS Energy Corp. 7.75%, 8/1/10                 $  3,165,000
     450,000     B+/Ba3          CMS Energy Corp., 6.875%, 12/15/15                  464,624
                                                                                ------------
                                                                                $  3,629,624
                                                                                ------------
                                 Total Utilities                                $ 10,943,332
                                                                                ------------
                                 TOTAL CORPORATE BONDS
                                 (Cost $82,684,060)                             $ 82,283,623
                                                                                ------------

      Shares
                                 TEMPORARY CASH INVESTMENT  -  0.1%
                                 Security Lending Collateral - 0.1%
     143,105                     Securities Lending Investment Fund, 5.26%      $    143,105
                                                                                ------------
                                 TOTAL TEMPORARY CASH INVESTMENT
                                 (Cost $143,105)                                $    143,105
                                                                                ------------
                                 TOTAL INVESTMENT IN SECURITIES - 95.8%
                                 (Cost $111,151,244)                            $114,018,200
                                                                                ------------
                                 OTHER ASSETS AND LIABILITIES - 4.2%            $  5,068,186
                                                                                ------------
                                 TOTAL NET ASSETS - 100.0%                      $119,086,387
                                                                                ============

N/R  Not rated by either S&P or Moody's
*    Non-income producing security
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2006, the value of these securities amounted to $11,486,443 or 9.6% of net assets.
(a)  At December 31, 2005, the following securities were out on loan:

 Shares       Description                            Value
  1,125       Equity Office Properties Trust      $ 54,191
  1,314       Texas Industries, Inc.                84,398
                                                  --------
                                                  $138,589
                                                  ========


10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year        Year        Year        Year        Year
                                                                Ended       Ended       Ended       Ended       Ended
Class II                                                       12/31/06    12/31/05    12/31/04    12/31/03    12/31/02
Net asset value, beginning of period                           $ 10.88     $ 11.67     $ 11.46     $  9.28     $ 10.33
                                                               -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.57     $  0.59     $  0.58     $  0.76     $  0.80
 Net realized and unrealized gain (loss) on investments           0.28       (0.41)       0.27        2.17       (1.05)
                                                               -------     -------     -------     -------     -------
  Net increase (decrease) from investment operations           $  0.85     $  0.18     $  0.85     $  2.93     $ (0.25)
Distributions to shareowners:
 Net investment income                                           (0.57)      (0.58)      (0.59)      (0.75)      (0.80)
 Net realized gain                                               (0.15)      (0.38)      (0.05)         --          --
                                                               -------     -------     -------     -------     -------
  Net increase (decrease) in net asset value                   $  0.13     $ (0.79)    $  0.21     $  2.18     $ (1.05)
                                                               -------     -------     -------     -------     -------
 Net asset value, end of period                                $ 11.01     $ 10.88     $ 11.67     $ 11.46     $  9.28
                                                               =======     =======     =======     =======     =======
Total return*                                                     8.25%       1.70%       7.76%      32.64%      (2.42)%
Ratio of net expenses to average net assets+                      0.99%       1.02%       1.03%       1.09%       1.82%
Ratio of net investment income to average net assets+             5.27%       5.27%       5.12%       6.33%       8.67%
Portfolio turnover rate                                             28%         37%         42%         48%         42%
Net assets, end of period (in thousands)                       $53,196     $47,169     $51,912     $17,601     $   228
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     0.99%       1.02%       1.04%       1.09%       1.82%
 Net investment income                                            5.27%       5.27%       5.12%       6.33%       8.67%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     0.99%       1.02%       1.04%       1.09%       0.97%
 Net investment income                                            5.27%       5.27%       5.12%       6.33%       0.01%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios assuming no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $138,589) (cost     $114,018,200
  $111,151,244)
 Cash                                                                                      2,859,436
 Receivables -
   Fund shares sold                                                                        1,010,098
   Dividends, interest and foreign taxes withheld                                          1,420,217
 Other                                                                                         2,532
                                                                                        ------------
     Total assets                                                                       $119,310,483
                                                                                        ------------
LIABILITIES:
 Payables -
   Fund shares repurchased                                                              $     21,435
   Upon return of securities loaned                                                          143,105
 Due to affiliates                                                                            11,768
 Accrued expenses                                                                             47,788
                                                                                        ------------
     Total liabilities                                                                  $    224,096
                                                                                        ------------
NET ASSETS:
 Paid-in capital                                                                        $116,285,176
 Undistributed net investment income                                                          11,917
 Accumulated net realized loss on investments                                                (77,662)
 Net unrealized gain on investments                                                        2,866,956
                                                                                        ------------
     Total net assets                                                                   $119,086,387
                                                                                        ------------
NET ASSET VALUE PER SHARE:
Class I:
(No par value unlimited number of shares authorized)
 Net assets                                                                             $ 65,890,481
Shares outstanding                                                                         5,982,727
                                                                                        ------------
 Net asset value per share                                                              $      11.01

Class II:
(No par value unlimited number of shares authorized)
 Net assets                                                                             $ 53,195,906
Shares outstanding                                                                         4,831,564
                                                                                        ------------
 Net asset value per share                                                              $      11.01


12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                 Year
                                                                Ended
                                                               12/31/06
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $581)           $  462,433
 Interest                                                     6,577,109
 Income on securities loaned, net                                 3,501
                                                             ----------
  Total investment income                                    $7,043,043
                                                             ----------
EXPENSES:
 Management fees                                             $  732,223
 Transfer agent fees and expenses                                 3,010
 Distribution fees (Class II)                                   120,624
 Administrative reimbursements                                   23,540
 Custodian fees                                                  27,714
 Professional fees                                               39,745
 Fees and expenses of nonaffiliated trustees                      3,723
 Miscellaneous                                                    5,855
                                                             ----------
  Total expenses                                             $  956,434
                                                             ----------
  Net expenses                                               $  956,434
                                                             ----------
   Net investment income                                     $6,086,609
                                                             ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss from investments                          $  (69,615)
                                                             ----------
 Change in net unrealized gain or loss from investments      $3,072,205
                                                             ----------
   Net gain on investments                                   $3,002,590
                                                             ==========
   Net increase in net assets resulting from operations      $9,089,199
                                                             ==========


The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         Year                Year
                                                                                         Ended              Ended
                                                                                       12/31/06            12/31/05
FROM OPERATIONS:
Net investment income                                                               $   6,086,609       $   6,046,966
Net realized gain (loss) on investments                                                   (69,615)          1,530,055
Change in net unrealized gain or loss on investments                                    3,072,205          (5,535,598)
                                                                                    -------------       -------------
  Net increase in net assets resulting from operations                              $   9,089,199       $   2,041,423
                                                                                    -------------       -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I                                                                            $  (3,561,448)      $  (3,563,099)
 Class II                                                                              (2,573,283)         (2,466,908)
Net realized gain
 Class I                                                                                 (896,053)         (2,147,727)
 Class II                                                                                (641,246)         (1,587,624)
                                                                                    -------------       -------------
  Total distributions to shareowners                                                $  (7,672,030)      $  (9,765,358)
                                                                                    -------------       -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    $  42,128,260       $  43,512,782
Reinvestment of distributions                                                           7,664,420           9,721,259
Cost of shares repurchased                                                            (42,744,410)        (57,690,620)
                                                                                    -------------       -------------
  Net increase (decrease) in net assets resulting from Fund share transactions      $   7,048,270       $  (4,456,579)
                                                                                    -------------       -------------
  Net increase (decrease) in net assets                                             $   8,465,439       $ (12,180,514)

NET ASSETS:
Beginning of year                                                                     110,620,948         122,801,462
                                                                                    -------------       -------------
End of year                                                                         $ 119,086,387       $ 110,620,948
                                                                                    =============       =============
Undistributed net investment income, end of year                                    $      11,917       $      59,865
                                                                                    =============       =============


14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer High Yield VCT Portfolio (The Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
      Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
      Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
      (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
      shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
      (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
      (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
      Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
      Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
      Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. In addition, the non-diversified Portfolio may have concentrations in certain asset types, which may subject the Portfolio to additional risks. Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

   in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   The High Yield Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities. The Portfolio is not diversified, which means that it can invest a higher percentage of its asset in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At December 31, 2006, the Portfolio had no open forward contracts.

D. Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2006, no such taxes were paid.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The Portfolio elected to defer $4,026 in capital losses recognized between November 1, 2006 and December 31, 2006 to its fiscal year ending December 31, 2007.

   At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.


-----------------------------------------------------------------------------------
                           Undistributed Net     Accumulated Net
Portfolio                  Investment Income      Realized Loss     Paid-In Capital
-----------------------------------------------------------------------------------
High Yield Portfolio              $174               $(174)            $--
                                  ====               =====             ===
-----------------------------------------------------------------------------------

   The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

--------------------------------------------------------------
                                     2006           2005
--------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                  $6,868,259     $6,600,658
 Long-Term capital gain              803,771      3,164,700
                               -------------------------------
                                  $7,672,030     $9,765,358
                               -------------------------------
   Total distributions            $7,672,030     $9,765,358
                               ===============================
 Distributable Earnings:
 Undistributed ordinary income    $   44,667
 Undistributed long-term gain        102,907
 Post October loss deferred           (4,026)
 Unrealized appreciation           2,657,663
                               -------------------------------
   Total                          $2,801,211
                               ===============================
--------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and interest accrual on preferred stock.

E. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006 Distribution fees for Class II are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or sub custodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $6,496 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,203 in transfer agent fees payable to PIMSS at December 31, 2006.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $1,069 payable to PFD at December 31, 2006.

5. Aggregate Unrealized Appreciation and Depreciation
At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------------------------
                                                                                      Net
                                                 Gross             Gross         Appreciation/
                              Tax Cost       Appreciation      Depreciation      (Depreciation)
--------------------------------------------------------------------------------------------------
High Yield Portfolio       $111,339,168       $4,920,699       $(2,241,667)        $2,679,032
                           ============       ==========       ===========         ==========
--------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $35,104,931 and $31,290,575, respectively.

7. Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

------------------------------------------------------------------------------------------------
High Yield Portfolio             '06 Shares       '06 Amount      '05 Shares       '05 Amount
------------------------------------------------------------------------------------------------
CLASS I:
Shares sold                       1,596,995      $17,290,829       1,902,148      $21,181,455
Reinvestment of distributions       413,480        4,450,031         514,993        5,666,754
Shares repurchased               (1,859,060)     (20,124,873)     (2,659,638)     (29,739,088)
                               -----------------------------------------------------------------
  Net increase (decrease)           151,415      $ 1,615,987        (242,497)     $(2,890,879)
                               =================================================================
CLASS II:
Shares sold                       2,285,628      $24,837,431       2,014,754      $22,331,327
Reinvestment of distributions       298,606        3,214,389         368,486        4,054,505
Shares repurchased               (2,087,846)     (22,619,537)     (2,495,978)     (27,951,532)
                               -----------------------------------------------------------------
  Net increase (decrease)           496,388      $ 5,432,283        (112,738)     $(1,565,700)
                               =================================================================
------------------------------------------------------------------------------------------------

8. New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer High Yield VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer High Yield VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT
CONTRACT                                                             (continued)
--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Merrill Lynch High Yield Master II Index. The Fund's performance, based upon total return, was in the third quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the fourth quintile of the peer group for the three years ended June 30, 2006 and the first quintile for the five years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareholders. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield of the Fund, before deduction of expenses, relative to the yield of the index. The Trustees, focusing on three-year total returns, concluded that the Fund underperformed relative to its peers. The Trustees noted however that the Fund's performance trend was improving and five-year total returns were strong.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the second quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated asset levels, break points in the management fee are not necessary at this time. The Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund). The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                               Trustees and Officers
Pioneer Investment Management, Inc.                              The trust's Board of Trustees provides broad supervision
                                                                 over the portfolio's affairs. The officers of the trust are
Custodian                                                        responsible for the trust's operations. The trust's Trustees
Brown Brothers Harriman & Co.                                    and officers are listed below, together with their principal occupations during the past five years. Trustees who are
Independent Registered Public Accounting Firm                    interested persons of the trust within the meaning of the
Ernst & Young LLP                                                1940 Act are referred to as Interested Trustees. Trustees
                                                                 who are not interested persons of the trust are referred to
Principal Underwriter                                            as Independent Trustees. Each of the Trustees serves as a
Pioneer Funds Distributor, Inc.                                  trustee of each of the 86 U.S. registered investment
                                                                 portfolios for which Pioneer serves as investment adviser
Legal Counsel                                                    (the "Pioneer Funds"). The address for all Interested
Wilmer Cutler Pickering Hale and Dorr LLP                        Trustees and all officers of the trust is 60 State Street,
                                                                 Boston, Massachusetts 02109.
Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           POSITIONS HELD   LENGTH OF SERVICE           PRINCIPAL OCCUPATION DURING             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE          PAST FIVE YEARS                         HELD BY THIS TRUSTEE

John F. Cogan, Jr. (80)*   Chairman of the  Trustee since 1994. Serves  Deputy Chairman and a Director of       Director of ICI
                           Board, Trustee   until a successor trustee   Pioneer Global Asset Management S.p.A.  Mutual Insurance
                           and President    is elected or earlier       ("PGAM"); Non-Executive Chairman and a  Company
                                            retirement or removal.      Director of Pioneer Investment
                                                                        Management USA Inc. ("PIM-USA");
                                                                        Chairman and a Director of Pioneer;
                                                                        Chairman and Director of Pioneer
                                                                        Institutional Asset Management, Inc.
                                                                        (since 2006); Director of Pioneer
                                                                        Alternative Investment Management
                                                                        Limited (Dublin); President and a
                                                                        Director of Pioneer Alternative
                                                                        Investment Management (Bermuda)
                                                                        Limited and affiliated funds; Director
                                                                        of PIOGLOBAL Real Estate Investment
                                                                        Fund (Russia) (until June 2006);
                                                                        Director of Nano-C, Inc. (since 2003);
                                                                        Director of Cole Investment
                                                                        Corporation (since 2004); Director of
                                                                        Fiduciary Counseling, Inc.; President
                                                                        and Director of Pioneer Funds
                                                                        Distributor, Inc. ("PFD") (until May
                                                                        2006); President of all of the Pioneer
                                                                        Funds; and Of Counsel, Wilmer Cutler
                                                                        Pickering Hale and Dorr LLP (counsel
                                                                        to PIM-USA and the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                              POSITIONS HELD  LENGTH OF SERVICE           PRINCIPAL OCCUPATION DURING           OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS         WITH THE TRUST  AND TERM OF OFFICE          PAST FIVE YEARS                       HELD BY THIS TRUSTEE

David R. Bock (63)            Trustee         Trustee since 2005. Serves  Senior Vice President and Chief       Director of The
3050 K. Street NW,                            until a successor trustee   Financial Officer, I-trax, Inc.       Enterprise Social
Washington, DC 20007                          is elected or earlier       (publicly traded health care          Investment Company
                                              retirement or removal.      services company) (2001 - present);   (privately-held
                                                                          Managing Partner, Federal City        affordable housing
                                                                          Capital Advisors (boutique merchant   finance company);
                                                                          bank) (2002 to 2004); and Executive   and Director of New
                                                                          Vice President and Chief Financial    York Mortgage Trust
                                                                          Officer, Pedestal Inc. (internet-     (publicly traded
                                                                          based mortgage trading company)       mortgage REIT)
                                                                          (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)             Trustee         Trustee since 2000. Serves  President, Bush International         Director of Brady
3509 Woodbine Street,                         until a successor trustee   (international financial advisory     Corporation
Chevy Chase, MD 20815                         is elected or earlier       firm)                                 (industrial
                                              retirement or removal.                                            identification and
                                                                                                                specialty coated
                                                                                                                material products
                                                                                                                manufacturer);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation; and
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)     Trustee         Trustee since 2000. Serves  Founding Director, The Winthrop       None
1001 Sherbrooke Street West,                  until a successor trustee   Group, Inc. (consulting firm); and
Montreal, Quebec, Canada                      is elected or earlier       Desautels Faculty of Management,
H3A 1G5                                       retirement or removal.      McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)          Trustee         Trustee since 2006. Serves  Private investor (2004 - present);    Director of
89 Robbins Avenue,                            until a successor trustee   and Senior Executive Vice President,  Quadriserv Inc.
Berkeley Heights, NJ                          is elected or earlier       The Bank of New York (financial and   (technology products
07922                                         retirement or removal.      securities services) (1986 - 2004)    for securities
                                                                                                                lending industry)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)      Trustee         Trustee since 1995. Serves  President and Chief Executive         Director of New
200 State Street, 12th                        until a successor trustee   Officer, Newbury, Piret & Company,    America High Income
Floor, Boston, MA 02109                       is elected or earlier       Inc. (investment banking firm)        Fund, Inc.
                                              retirement or removal.                                            (closed-end
                                                                                                                investment company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)            Trustee         Trustee since 2000. Serves  President, John Winthrop & Co., Inc.  None
One North Adgers Wharf,                       until a successor trustee   (private investment firm)
Charleston, SC 29401                          is elected or earlier
                                              retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                              POSITIONS HELD  LENGTH OF SERVICE           PRINCIPAL OCCUPATION DURING           OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST  AND TERM OF OFFICE          PAST FIVE YEARS                       HELD BY THIS OFFICER

Osbert M. Hood (54)+          Executive Vice  Since 2003. Serves at the   President and Chief Executive         Trustee of certain
                              President       discretion of the Board     Officer, PIM-USA since May 2003       Pioneer Funds
                                                                          (Director since January 2001;
                                                                          Executive Vice President and Chief
                                                                          Operating Officer from November 2000
                                                                          - May 2003); Director of PGAM since
                                                                          June 2003; President and Director of
                                                                          Pioneer since May 2003; President
                                                                          and Director of Pioneer
                                                                          Institutional Asset Management, Inc.
                                                                          since February 2006; Chairman and
                                                                          Director of Pioneer Investment
                                                                          Management Shareholder Services,
                                                                          Inc. ("PIMSS") since May 2003;
                                                                          Director of PFD since May 2006;
                                                                          Director of Oak Ridge Investments,
                                                                          LLC (a registered investment adviser
                                                                          in which PIM-USA owns a minority
                                                                          interest) since January 2005;
                                                                          Director of Vanderbilt Capital
                                                                          Advisors, LLC (an institutional
                                                                          investment adviser wholly- owned by
                                                                          PIM-USA) since June 2006; and
                                                                          Executive Vice President of all of
                                                                          the Pioneer Funds since June 2003

+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)      Secretary       Since 2000. Serves at the   Secretary of PIM-USA; Senior Vice     None
                                              discretion of the Board     President - Legal of Pioneer;
                                                                          Secretary/ Clerk of most of
                                                                          PIM-USA's subsidiaries; and
                                                                          Secretary of all of the Pioneer
                                                                          Funds since September 2003
                                                                          (Assistant Secretary from November
                                                                          2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)    Assistant       Since 2003. Serves at the   Vice President and Senior Counsel of  None
                              Secretary       discretion of the Board     Pioneer since July 2002; Vice
                                                                          President and Senior Counsel of
                                                                          BISYS Fund Services, Inc. (April
                                                                          2001 to June 2002); Senior Vice
                                                                          President and Deputy General Counsel
                                                                          of Funds Distributor, Inc. (July
                                                                          2000 to April 2001); and Assistant
                                                                          Secretary of all of the Pioneer
                                                                          Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)    Assistant       Since 2006. Serves at the   Partner, Wilmer Cutler Pickering      None
                              Secretary       discretion of the Board     Hale and Dorr LLP; and Assistant
                                                                          Secretary of all of the Pioneer
                                                                          Funds since July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)             Treasurer       Since 2000. Serves at the   Vice President - Fund Accounting,     None
                                              discretion of the Board     Administration and Controllership
                                                                          Services of Pioneer; and Treasurer
                                                                          of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)          Assistant       Since 2004. Serves at the   Deputy Treasurer of Pioneer since     None
                              Treasurer       discretion of the Board     2004; Treasurer and Senior Vice
                                                                          President, CDC IXIS Asset Management
                                                                          Services from 2002 to 2003;
                                                                          Assistant Treasurer and Vice
                                                                          President, MFS Investment Management
                                                                          from 1997 to 2002; and Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)         Assistant       Since 2000. Serves at the   Assistant Vice President - Fund       None
                              Treasurer       discretion of the Board     Accounting, Administration and
                                                                          Controllership Services of Pioneer;
                                                                          and Assistant Treasurer of all of
                                                                          the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)            Assistant       Since 2002. Serves at the   Fund Accounting Manager - Fund        None
                              Treasurer       discretion of the Board     Accounting, Administration and
                                                                          Controllership Services of Pioneer;
                                                                          and Assistant Treasurer of all of
                                                                          the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                              POSITIONS HELD  LENGTH OF SERVICE           PRINCIPAL OCCUPATION DURING           OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST  AND TERM OF OFFICE          PAST FIVE YEARS                       HELD BY THIS OFFICER

Katherine Kim Sullivan (33)   Assistant       Since 2003. Serves at the   Fund Administration Manager - Fund    None
                              Treasurer       discretion of the Board     Accounting, Administration and
                                                                          Controllership Services since June
                                                                          2003; Assistant Vice President -
                                                                          Mutual Fund Operations of State
                                                                          Street Corporation from June 2002 to
                                                                          June 2003 (formerly Deutsche Bank
                                                                          Asset Management); Pioneer Fund
                                                                          Accounting, Administration and
                                                                          Controllership Services (Fund
                                                                          Accounting Manager from August 1999
                                                                          to May 2002); and Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)       Chief           Since 2006. Serves at the   Chief Compliance Officer of Pioneer   None
                              Compliance      discretion of the Board     and all of the Pioneer Funds since
                              Officer                                     March 2006; Vice President and
                                                                          Senior Counsel of Pioneer since
                                                                          September 2004; and Senior Vice
                                                                          President and Counsel, State Street
                                                                          Research & Management Company
                                                                          (February 1998 to September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18662-01-0207


                                                         [LOGO] PIONEER
                                                                 Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                         Pioneer Ibbotson Asset Allocation Series VCT Portfolios


                                                                   ANNUAL REPORT
                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
  Moderate Allocation Portfolio - Portfolio and
    Performance Update                                 2
  Growth Allocation Portfolio - Portfolio and
    Performance Update                                 3
  Aggressive Allocation Portfolio - Portfolio and
    Performance Update                                 4
  Comparing Ongoing Portfolio Expenses                 5
  Market Overview and Strategy                         8
  Portfolio Reviews                                    9
  Schedule of Investments                             10
  Financial Statements                                13
  Notes to Financial Statements                       22
  Report of Independent Registered Public
    Accounting Firm                                   26
  Factors Considered by the Independent Trustees
    in Approving the Management Contract              27
  Trustees, Officers and Service Providers            36

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Target Asset Allocations

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Equity                  60%
Fixed Income            40

Large Cap Growth Stocks                 15.5%
---------------------------------------------
Large Cap Value Stocks                  15.5
---------------------------------------------
Mid/Small Cap Growth Stocks              6.0
---------------------------------------------
Mid/Small Cap Value Stocks               6.0
---------------------------------------------
International Stocks                    12.0
---------------------------------------------
Emerging Markets                         2.0
---------------------------------------------
Real Estate (REITs)                      3.0
---------------------------------------------
High Yield Bonds                         8.0
---------------------------------------------
Bonds                                    9.0
---------------------------------------------
Short Term Bonds                        17.0
---------------------------------------------
Cash Equivalents                         6.0
---------------------------------------------

Actual Portfolio Holdings (Based on total portfolio)

-----------------------------------------------------------------------------------------
U.S. Stocks                                       Pioneer Real Estate               3.12%
-----------------------------------------------------------------------------------------
Pioneer Fund                            9.24%     Pioneer Growth Opportunities      2.05
-----------------------------------------------------------------------------------------
Pioneer Research                       10.26      International Stocks
-----------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth     11.30      Pioneer International Equity     12.37
                                                  ---------------------------------------
                                                  Pioneer Emerging Markets          2.09
-----------------------------------------------------------------------------------------
Pioneer Value                           3.08      Bonds
-----------------------------------------------------------------------------------------
Pioneer Cullen Value                    4.11      Pioneer High Yield                6.20
-----------------------------------------------------------------------------------------
Pioneer Mid Cap Growth                  2.05      Pioneer Bond                      9.32
-----------------------------------------------------------------------------------------
Pioneer Mid Cap Value                   1.03      Pioneer Short Term Income        18.63
-----------------------------------------------------------------------------------------
Pioneer Small Cap Value                 2.05      Pioneer Government Income         3.10
-----------------------------------------------------------------------------------------

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                             12/31/06     12/15/06
Net Asset Value per Share
Class I                      $ 11.62      $ 11.63


            12/31/06      12/31/05
Class II     $ 11.61      $ 10.63


Distributions per Share                   Short-Term        Long-Term
(1/1/06 - 12/31/06)         Dividends     Capital Gains     Capital Gains
Class II                    $ 0.0397           $ -            $ 0.0949

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Ibbotson Moderate Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Stock Index and Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                             Pioneer Ibbotson         Pioneer Ibbotson
                        Lehman Brothers     Moderate Allocation     Moderate Allocation
                           Aggregate         VCT Portfolio -          VCT Portfolio -
            S&P 500        Bond Index            Class II                 Class I*
03/05        10,000          10,000               10,000                   10,000
12/05        10,721          10,292               10,683                   10,683
12/06        12,413          10,738               11,818                   11,828


The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value     Class I*     Class II
--------------------------------------------------------------------------------
Life-of-Class
(3/18/05)            9.53%        9.48%
1 Year              10.71        10.62

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Performance reflects that of Class II prior to Class I inception date of 12/15/06.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Target Asset Allocations

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Equity                  75%
Fixed Income            25

Large Cap Growth Stocks                 16.5%
---------------------------------------------
Large Cap Value Stocks                  17.5
---------------------------------------------
Mid/Small Cap Growth Stocks              8.5
---------------------------------------------
Mid/Small Cap Value Stocks               8.5
---------------------------------------------
International Stocks                    16.0
---------------------------------------------
Emerging Markets                         4.0
---------------------------------------------
Real Estate (REITs)                      4.0
---------------------------------------------
High Yield Bonds                         5.0
---------------------------------------------
Bonds                                    7.5
---------------------------------------------
Short Term Bonds                        12.5
---------------------------------------------

Actual Portfolio Holdings (Based on total portfolio)

-----------------------------------------------------------------------------------------
U.S. Stocks                                       Pioneer Growth Opportunities      2.98%
-----------------------------------------------------------------------------------------
Pioneer Fund                           9.97%      International Stocks
-----------------------------------------------------------------------------------------
Pioneer Research                      11.96       Pioneer International Equity     15.00
-----------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth    10.97       Pioneer Emerging Markets 4.01
                                                  ---------------------------------------
                                                  Bonds
-----------------------------------------------------------------------------------------
Pioneer Value                          3.99       Pioneer High Yield                3.01
-----------------------------------------------------------------------------------------
Pioneer Cullen Value                   4.99       Pioneer Bond 8.06
-----------------------------------------------------------------------------------------
Pioneer Mid Cap Growth                 3.99       Pioneer Short Term Income        12.07
-----------------------------------------------------------------------------------------
Pioneer Mid Cap Value                  1.99       Pioneer Government Income         1.00
-----------------------------------------------------------------------------------------
Pioneer Small Cap Value                1.99
-----------------------------------------------------------------------------------------
Pioneer Real Estate                    4.02
-----------------------------------------------------------------------------------------

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                                        12/31/06      12/31/05
Net Asset Value per Share (Class II)     $ 12.07      $ 10.78


Distributions per Share                   Short-Term        Long-Term
(1/1/06 - 12/31/06)         Dividends     Capital Gains     Capital Gains
                            $ 0.0185         $  -              $ 0.049

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Ibbotson Growth Allocation VCT Portfolio at net asset value, compared to that of the Standard & Peer's 500 Stock Index and Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

             Pioneer Ibbotson                     Lehman Brothers
          Aggressive Allocation                     Aggregate
              VCT Portfolio         S&P 500         Bond Index
03/05            10,000             10,000            10,000
12/05            10,878             10,721            10,292
12/06            12,256             12,413            10,738

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)


--------------------------------------------------------------------------------
Net Asset Value                                                        Class II
--------------------------------------------------------------------------------
Life-of-Class
(3/18/05)                                                               11.48%
1 Year                                                                  12.67

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Target Asset Allocations

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Equity                  90%
Fixed Income            10

Large Cap Growth Stocks                 19.0%
---------------------------------------------
Large Cap Value Stocks                  19.0
---------------------------------------------
Mid/Small Cap Growth Stocks             10.5
---------------------------------------------
Mid/Small Cap Value Stocks              10.5
---------------------------------------------
International Stocks                    21.0
---------------------------------------------
Emerging Markets                         5.0
---------------------------------------------
Real Estate (REITs)                      5.0
---------------------------------------------
High Yield Bonds                         0.0
---------------------------------------------
Bonds                                    7.0
---------------------------------------------
Short Term Bonds                         3.0
---------------------------------------------

Actual Portfolio Holdings (Based on total portfolio)

-----------------------------------------------------------------------------------------
U.S. Stocks                                       Pioneer Small Cap Value           2.90%
-----------------------------------------------------------------------------------------
Pioneer Fund                           10.84%     Pioneer Real Estate               4.95
-----------------------------------------------------------------------------------------
Pioneer Research                       14.78      Pioneer Growth Opportunities      3.87
-----------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth     12.82      International Stocks
                                                  ---------------------------------------
                                                  Pioneer International Equity     19.92
-----------------------------------------------------------------------------------------
Pioneer Value                           3.97      Pioneer Emerging Markets          5.21
-----------------------------------------------------------------------------------------
Pioneer Cullen Value                    5.95      Bonds
-----------------------------------------------------------------------------------------
Pioneer Mid Cap Growth                  4.05      Pioneer Bond                      5.89
-----------------------------------------------------------------------------------------
Pioneer Mid Cap Value                   1.89      Pioneer Short Term Income         2.96
-----------------------------------------------------------------------------------------

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06

Prices and Distributions

                                        12/31/06      12/31/05
Net Asset Value per Share (Class II)     $ 12.42      $ 10.98


Distributions per Share                   Short-Term        Long-Term
(1/1/06 - 12/31/06)         Dividends     Capital Gains     Capital Gains
                            $ 0.0270          $  -              $ 0.1006

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Ibbotson Aggressive Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Stock Index and Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

           Pioneer Ibbotson                     Lehman Brothers
        Aggressive Allocation                      Aggregate
            VCT Portfolio         S&P 500          Bond Index
03/05           10,000             10,000            10,000
12/05           11,024             10,721            10,292
12/06           12,616             12,413            10,738

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)


--------------------------------------------------------------------------------
Net Asset Value                                                        Class II
--------------------------------------------------------------------------------
Life-of-Class
(3/18/05)                                                              13.62%
1 Year                                                                 14.44

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006. (Class II only)

Share Class                                   I               II
--------------------------------------------------------------------
Beginning Account Value on 7/1/06*       $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/06         $ 1,084.00       $ 1,083.00
Expenses Paid During the Period**        $     4.75       $     2.11

* The date for Class I beginning account value is 12/15/06, its inception date. ** Expenses are equal to the Portfolio's annualized expense ratio of 0.90% for
   Class I Shares and 0.40% for Class II Shares, multiplied by the average account value over the period, multiplied by 16/365 and 184/365 (to reflect the commencement of operations for Class I Shares and the one-half year period for Class II Shares, to the year end period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006. (Class II only)

Share Class                                   I               II
--------------------------------------------------------------------
Beginning Account Value on 7/1/06*       $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/06         $ 1,020.65       $ 1,023.02
Expenses Paid During the Period**        $     4.60       $     2.21

*  The date for Class I beginning account value is 12/15/06, its inception date.

** Expenses are equal to the Portfolio's annualized expense ratio of 0.90% for Class I Shares and 0.40% for Class II Shares, multiplied by the average account value over the period, multiplied by 16/365 and 184/365 (to reflect the commencement of operations for Class I Shares and the one-half year period for Class II Shares, to the year end period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
                                                                   (continued)
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                       II
--------------------------------------------------------
Beginning Account Value on 7/1/06             $ 1,000.00
Ending Account Value on 12/31/06              $ 1,096.30
Expenses Paid During Period*                  $     2.05

* Expenses are equal to the Portfolio's annualized expense ratio of 0.39% for Class II Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                        II
--------------------------------------------------------
Beginning Account Value on 7/1/06             $ 1,000.00
Ending Account Value on 12/31/06              $ 1,023.25
Expenses Paid During Period*                  $     1.98

* Expenses are equal to the Portfolio's annualized expense ratio of 0.39% for Class II Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Aggressive Allocation VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                     II
--------------------------------------------------------
Beginning Account Value on 7/1/06           $ 1,000.00
Ending Account Value on 12/31/06            $ 1,107.00
Expenses Paid During Period*                $     3.93

* Expenses are equal to the Portfolio's annualized expense ratio of 0.74% for Class II Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Aggressive Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                        II
--------------------------------------------------------
Beginning Account Value on 7/1/06             $ 1,000.00
Ending Account Value on 12/31/06              $ 1,021.48
Expenses Paid During Period*                  $     3.77

* Expenses are equal to the Portfolio's annualized expense ratio of 0.74% for Class II Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 12/31/06
--------------------------------------------------------------------------------

In the following interview, portfolio manager Peng Chen, Chief Investment Officer for Ibbotson Associates, discusses the market environment and investment strategies that applied to the portfolios in the Pioneer Ibbotson Allocation VCT Series for the 12 months ended December 31, 2006.

Q. Could you characterize the economic and market backdrop during 2006?

A. The first half of the period saw continued solid economic growth. Inflation generally remained moderate, although there were concerns over its direction. The Federal Reserve (the Fed) under its new chairman Bernanke continued to raise short-term rates incrementally. However, the Fed announced a shift from a course of measured rate increases to a data-driven approach to policy. As a result, economists began to focus even more attention than usual on economic releases. The increased uncertainty with respect to future Fed activity and inflation created a more volatile interest rate environment and led to an overall upward trajectory for rates.

   As the period progressed economic growth showed some signs of moderating, led in particular by a softening in the housing sector. At its August meeting, after 17 consecutive one-quarter percentage point increases in the Fed funds rate, the Fed paused, leaving the benchmark rate at 5.25%. As the year ended, the yield curve was inverted, with short-term rates higher than long-term rates. Interest rates ended the year modestly higher along the yield curve, which show the relationship between fixed-income yields and maturities, with the shorter maturities experiencing slightly larger increases. Since a bond's price moves in the opposite direction of its yield, this meant that bond prices generally fell slightly over the period, although total returns were positive due to the income component. The U.S. equity markets provided strong positive returns for the year, led again by small-cap and value-oriented stocks. International equities provided even stronger returns for the full year.

Q. What were the strategic considerations that you applied to the three portfolios in allocating assets?

A. For each portfolio, assets have been invested in keeping with their broad asset allocation and specific mutual fund targets. In addition, we have implemented three strategies across all the portfolios.

   Within the U.S. stock portion of the portfolios, we introduced early in the year a slight overweighting of U.S. large-capitalization stocks relative to small-cap stocks. We did this for a number of reasons. First, although small-cap stocks have historically outperformed large caps over long periods, there is a cyclical aspect to this performance leadership. In addition, small-cap stocks are currently trading at valuations approximately double those for large caps. Finally, if, as many expect, the economy slows as a result of higher interest rates, large-cap stocks may be more resilient. The strategy did not add to returns over the year. However, as the period drew to a close, there were increasing signs that a cycle of large-cap performance leadership might begin. With respect to the other equity categories, exposure remained neutral throughout the period. We have also maintained neutral target weightings in the non-U.S. equity market alternatives, both developed and emerging.

   A second strategic emphasis is within the bond portion of the portfolios, where we have continued to underweight the long-term bond vehicle, with the difference allocated to the shorter-term fixed-income alternative. While it is difficult to predict the direction for long-term interest rates over the short term, over time we do expect long-term bond yields to trend higher, with corresponding downward pressure on prices of these issues. In addition, short-term rates have become much more attractive given the Fed's raising of the benchmark rate. In view of these factors, we believe the risk/reward profile is more favorable among shorter term issues. Elsewhere within fixed income, we have maintained neutral positions in the high-yield bond offering, as well as in the non-U.S. fixed income option.

   Finally, we continue to underweight REITs (Real Estate Investment Trusts). REITs are traditionally most attractive to investors seeking income return, and the issues benefited from the low interest rates experienced in the recent past. As rates have risen, REIT yields have reached historically low levels relative to Treasury bonds. At the same time, REITs in the aggregate are priced at roughly double the general stock market, as gauged by traditional valuation measures such as price-to-earnings ratio. In addition to appearing fully valued when compared to both bonds and the rest of the stock market, REITs may be vulnerable to higher market interest rate levels, which we expect to lead to continued cooling in the real estate sector. While REITs continued to defy gravity for the period, we are comfortable with our positioning in view of our risk/reward assessment.

Q. What factors are you watching most closely as you determine strategy for the Portfolios going forward?

A. Overall, our outlook is for a relatively stable economic backdrop. Core inflation continues to run at the upper end of the Fed's comfort zone, and the job market has produced surprisingly solid numbers. These factors suggest that the next movement of the Fed funds rate may be upwards. We anticipate continued weakness in the dollar in view of the U.S. trade, budget and savings deficits. This also implies the likelihood of higher interest rate levels and relatively low returns for bonds. We are evaluating high-yield bonds in particular for possible underweighting in view of credit spreads that are at historical lows.

   We see nothing to prevent solid U.S. stock market performance in 2007. In view of our outlook for the dollar, however, we are evaluating overseas markets for a possible overweighting as valuations permit. We anticipate further softening in the real estate sector and will be closely watching for any impact that may have on the broader economy.

   Going forward, we will continue to monitor economic indicators and interest rates to evaluate whether we need to adjust the views underlying our strategic allocations.

Please see Portfolio Reviews beginning on page 9 for information on specific weightings and performance for each of the three Portfolios in the Pioneer Ibbotson Asset Allocation Series VCT Portfolios.

Any information in this shareholder report regarding market or economic trends or the factors influencing a Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

The Portfolio performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying Pioneer funds, as well as the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. International markets may be less liquid and can be more volatile than U.S. markets. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more-established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
PORTFOLIO REVIEWS 12/31/06
--------------------------------------------------------------------------------

Moderate Allocation

The Portfolio's total returns for the annual period ended December 31, 2006, were 10.71% for the Class I shares and 10.62% for Class II shares.

The Portfolio targeted an asset allocation of 60% equities, 40% fixed-income during the annual period ended December 31, 2006. Within the equity portion of the Portfolio, Pioneer International Equity Fund was the largest holding at 12.37% of investments at December 31, 2006. Pioneer Oak Ridge Large Cap Growth Fund was the next largest equity holding at 11.30% of investments. Large capitalization holdings were weighted slightly above the target at the end of the period, reflecting management's view that these stocks were more attractive than their smaller cap counterparts. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was in a shorter duration bond fund, Pioneer Short Term Income Fund, at 18.63%, while a longer duration bond fund, Pioneer Bond Fund represented 9.32% of investments.

Growth Allocation

The Portfolio's total return for the annual period ended December 31, 2006, was 12.67% for Class II shares.

The Portfolio targeted an asset allocation of 75% equities, 25% fixed-income during the period. Within the equity portion of the Portfolio, Pioneer International Equity Fund was the largest holding at 15.00% of investments on December 31, 2006. The largest domestic equity allocation was to Pioneer Research Fund (11.96%) followed by the Pioneer Oak Ridge Large Cap Growth Fund (10.97%). Large capitalization holdings were weighted slightly above target at the end of the period, reflecting management's view that these stocks were more attractive than their smaller cap counterparts. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was in a shorter duration bond fund, Pioneer Short Term Income Fund, at 12.07% of investments, while a longer duration bond fund, Pioneer Bond Fund represented 8.06% of investments.

Aggressive Allocation

The Portfolio's total return for the annual period ended December 31, 2006, was 14.44% for Class II shares.

The Portfolio targeted an asset allocation of 90% equities, 10% fixed-income during the period. Within the equity portion of the Portfolio, Pioneer International Equity Fund was the largest holding at 19.92% of investments on December 31, 2006. The largest domestic equity allocation was to Pioneer Research Fund (14.78%) followed by the Pioneer Oak Ridge Large Cap Growth Fund (12.82%). Large capitalization holdings were weighted slightly above target at the end of the period, reflecting management's view that these stocks were more attractive than their smaller cap counterparts. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was in a longer duration bond fund, Pioneer Bond Fund, at 5.89% of investments, while a shorter duration bond fund, Pioneer Short Term Income Fund represented 2.96% of investments.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

The Portfolio performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying Pioneer funds, as well as the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. International markets may be less liquid and can be more volatile than U.S. markets. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more-established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolios
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

    Shares                                                      Value
            MUTUAL FUNDS - 97.0%
            PIONEER FUNDS - 97.0%
 1,231,821  Pioneer Bond Fund Class Y                    $ 11,123,339
                                                         ------------
   244,624  Pioneer Cullen Value Fund Class Y               4,907,153
                                                         ------------
    77,035  Pioneer Emerging Markets Fund Class Y           2,492,846
                                                         ------------
   228,551  Pioneer Fund Class Y                           11,022,994
                                                         ------------
   395,370  Pioneer Government Income Fund Class Y          3,696,710
                                                         ------------
    83,987  Pioneer Growth Opportunities Fund
            Class Y                                         2,439,821
                                                         ------------
   684,645  Pioneer High Yield Fund Class Y                 7,394,171
                                                         ------------
   566,603  Pioneer International Equity Fund Class Y      14,760,016
                                                         ------------
   158,357  Pioneer Mid-Cap Growth Fund Class Y             2,448,204
                                                         ------------
    51,678  Pioneer Mid-Cap Value Fund Class Y              1,224,250
                                                         ------------
   973,465  Pioneer Oak Ridge Large Cap Growth Fund
            Class Y                                        13,482,494
                                                         ------------
   112,703  Pioneer Real Estate Shares Fund Class Y         3,722,582
                                                         ------------
 1,082,536  Pioneer Research Fund Class Y                  12,243,484
                                                         ------------
 2,272,622  Pioneer Short Term Income Fund Class Y         22,226,246
                                                         ------------
    74,804  Pioneer Small Cap Value Fund Class Y            2,446,099
                                                         ------------
   215,449  Pioneer Value Fund Class Y                      3,677,707
                                                         ------------
            TOTAL INVESTMENTS IN SECURITIES - 97.0%
            (Cost $116,975,432)(a)                       $119,308,116
                                                         ------------
            OTHER ASSETS AND
            LIABILITIES - 3.0%                              3,681,378
                                                         ------------
            TOTAL NET ASSETS - 100.0%                    $122,989,494
                                                         ------------

(a) At December 31, 2006, the net unrealized gain on investments based on cost for federal tax purposes of $117,049,414 was as follows:

     Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                   $2,648,379
     Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                     (389,677)
                                                                    ----------
     Net unrealized gain                                            $2,258,702
                                                                    ----------

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2006 aggregated $98,745,403 and $601,782, respectively.

10 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolios
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

   Shares                                                      Value
            MUTUAL FUNDS - 99.7%
            PIONEER FUNDS - 99.7%
1,323,652   Pioneer Bond Fund Class Y                   $ 11,952,576
                                                        ------------
  369,093   Pioneer Cullen Value Fund Class Y              7,403,998
                                                        ------------
  183,846   Pioneer Emerging Markets Fund Class Y          5,949,265
                                                        ------------
  306,644   Pioneer Fund Class Y                          14,789,451
                                                        ------------
  159,278   Pioneer Government Income Fund Class Y         1,489,247
                                                        ------------
  152,108   Pioneer Growth Opportunities Fund
            Class Y                                        4,418,731
                                                        ------------
  413,670   Pioneer High Yield Fund Class Y                4,467,636
                                                        ------------
  854,324   Pioneer International Equity Fund Class Y     22,255,145
                                                        ------------
  382,499   Pioneer Mid-Cap Growth Fund Class Y            5,913,434
                                                        ------------
  124,822   Pioneer Mid-Cap Value Fund Class Y             2,957,034
                                                        ------------
1,175,087   Pioneer Oak Ridge Large Cap Growth Fund
            Class Y                                       16,274,960
                                                        ------------
  180,441   Pioneer Real Estate Shares Fund Class Y        5,959,963
                                                        ------------
1,568,335   Pioneer Research Fund Class Y                 17,737,864
                                                        ------------
1,830,712   Pioneer Short Term Income Fund Class Y        17,904,360
                                                        ------------
   90,255   Pioneer Small Cap Value Fund Class Y           2,951,325
                                                        ------------
  346,787   Pioneer Value Fund Class Y                     5,919,653
                                                        ------------
            TOTAL INVESTMENTS IN SECURITIES - 99.7%
            (Cost $144,806,241)(a)                      $148,344,642
                                                        ------------
            OTHER ASSETS AND
            LIABILITIES - 0.3%                               439,513
                                                        ------------
            TOTAL NET ASSETS - 100.0%                   $148,784,155
                                                        ------------

(a) At December 31, 2006, the net unrealized gain on investments based on cost for federal tax purposes of $144,847,355 was as follows:

     Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                   $4,429,928
     Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                     (932,641)
                                                                    ----------
     Net unrealized gain                                            $3,497,287
                                                                    ----------

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2006 aggregated $131,998,391 and $240,420, respectively.

   The accompanying notes are an integral part of these financial statements. 11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolios
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

     Shares                                                        Value
              MUTUAL FUNDS - 100.4%
              PIONEER FUNDS - 100.4%
  69,901      Pioneer Bond Fund Class Y                      $   631,213
                                                             -----------
  31,797      Pioneer Cullen Value Fund Class Y                  637,844
                                                             -----------
  17,250      Pioneer Emerging Markets Fund Class Y              558,205
                                                             -----------
  24,075      Pioneer Fund Class Y                             1,161,142
                                                             -----------
  14,292      Pioneer Growth Opportunities Fund
              Class Y                                            415,168
                                                             -----------
  81,923      Pioneer International Equity Fund Class Y        2,134,106
                                                             -----------
  28,070      Pioneer Mid-Cap Growth Fund Class Y                433,964
                                                             -----------
   8,532      Pioneer Mid-Cap Value Fund Class Y                 202,127
                                                             -----------
  99,162      Pioneer Oak Ridge Large Cap Growth Fund
              Class Y                                          1,373,391
                                                             -----------
  16,055      Pioneer Real Estate Shares Fund Class Y            530,310
                                                             -----------
 140,048      Pioneer Research Fund Class Y                    1,583,945
                                                             -----------
  32,389      Pioneer Short Term Income Class Y                  316,769
                                                             -----------
   9,505      Pioneer Small Cap Value Fund Class Y               310,813
                                                             -----------
  24,886      Pioneer Value Fund Class Y                         424,804
                                                             -----------
              TOTAL INVESTMENTS IN SECURITIES - 100.4%
              (Cost $10,147,057)(a)                          $10,713,801
                                                             -----------
              OTHER ASSETS AND
              LIABILITIES - (0.4%)                               (42,101)
                                                             -----------
              TOTAL NET ASSETS - 100.0%                      $10,671,700
                                                             -----------

(a) At December 31, 2006, the net unrealized gain on investments based on cost for federal tax purposes of $10,161,719 was as follows:



       Aggregate gross unrealized gain for all investments in which
          there is an excess of value over tax cost                  $636,784
       Aggregate gross unrealized loss for all investments in which
          there is an excess of tax cost over value                   (84,702)
                                                                     --------
       Net unrealized gain                                           $552,082
                                                                     --------

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2006 aggregated $7,611,942 and $497,392, respectively.

12 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         For the period
                                                                                          12/15/06 (a)
                                                                                               to
                                                                                            12/31/06
                                                                                       ------------------
Moderate Allocation VCT Portfolio                                                            Class I
Net asset value, beginning of period                                                       $   11.63
                                                                                           ---------
Increase (decrease) from investment operations:
 Net investment income (b)                                                                 $    0.05
 Net realized and unrealized gain (loss) on investments                                        (0.06)
                                                                                           ---------
  Net increase (decrease) from investment operations                                       $   (0.01)
                                                                                           ---------
Distributions to shareowners:
 Net investment income                                                                            --
 Net realized gain                                                                                --
                                                                                           ---------
 Total distributions to shareowners                                                               --
                                                                                           ---------
Net increase (decrease) in net asset value                                                 $   (0.01)
                                                                                           ---------
Net asset value, end of period                                                             $   11.62
                                                                                           ---------
Total return*                                                                                  (0.09)% (c)
 Ratio of net expenses to average net assets+                                                   0.90%**
 Ratio of net investment income to average net assets+                                          9.80%**
 Portfolio turnover rate                                                                           1% (c)
 Net assets, end of period (in thousands)                                                  $  25,009
 Ratios with no waivers of management fees and assumption
 of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                                                                 0.90%**
  Net investment income                                                                        9.80%**

(a)   Commencement of operations.
(b)   Calculated using average shares outstanding for the period.
(c)   Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

   The accompanying notes are an integral part of these financial statements. 13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                        For the period
                                                                                                          3/18/05 (a)
                                                                                        Year Ended            to
                                                                                         12/31/06          12/31/05
                                                                                       ------------   ------------------
Moderate Allocation VCT Portfolio                                                        Class II           Class II
Net asset value, beginning of period                                                     $ 10.63           $  10.00
                                                                                         -------           --------
Increase (decrease) from investment operations:
 Net investment income (b)                                                               $  0.24           $   0.15
 Net realized and unrealized gain on investments                                           0.87                0.48
                                                                                         -------           --------
  Net increase (decrease) from investment operations                                     $  1.11           $   0.63
                                                                                         -------           --------
Distributions to shareowners:
 Net investment income                                                                   $ (0.04)                --
 Net realized gain                                                                        ( 0.09)                --
                                                                                         -------           --------
 Total distributions to shareowners                                                      $ (0.13)                --
                                                                                         -------           --------
Net increase (decrease) in net asset value                                               $  0.98            $  0.63
                                                                                         -------           ---------
Net asset value, end of period                                                           $ 11.61            $ 10.63
                                                                                         -------           ---------
Total return*                                                                              10.62%              6.30% (c)
 Ratio of net expenses to average net assets+                                               0.46%              0.74%**
 Ratio of net investment income to average net assets+                                      2.24%              1.73%**
 Portfolio turnover rate                                                                       1%                 27% (c)
 Net assets, end of period (in thousands)                                                $97,980            $20,067
 Ratios with no waivers of management fees and assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                                                              0.60%              1.42%**
  Net investment income                                                                     2.10%             1.05%**

(a)   Commencement of operations.
(b)   Calculated using average shares outstanding for the period.
(c)   Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

14 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                        For the period
                                                                                                          3/18/05 (a)
                                                                                        Year Ended            to
                                                                                         12/31/06          12/31/05
                                                                                       ------------   ------------------
Growth Allocation VCT Portfolio                                                          Class II          Class II
Net asset value, beginning of period                                                     $  10.78          $  10.00
                                                                                         --------          --------
Increase from investment operations:
 Net investment income (b)                                                               $   0.22          $   0.11
 Net realized and unrealized gain on investments                                             1.14              0.67
                                                                                         --------          --------
  Net increase from investment operations                                                $   1.36          $   0.78
                                                                                         --------          --------
Distributions to shareowners:
 Net investment income                                                                   $  (0.02)               --
 Net realized gain                                                                          (0.05)               --
                                                                                         ---------         --------
 Total distributions to shareowners                                                      $  (0.07)               --
                                                                                         ---------         --------
Net increase in net asset value                                                          $   1.29          $   0.78
                                                                                         ---------         --------
Net asset value, end of period                                                           $  12.07          $  10.78
                                                                                         ---------         --------
Total return*                                                                               12.67%             7.80% (c)
 Ratio of net expenses to average net assets+                                                0.43%             0.74%**
 Ratio of net investment income to average net assets+                                       2.00%             1.34%**
 Portfolio turnover rate                                                                        0%               20% (c)
 Net assets, end of period (in thousands)                                                $148,784          $ 13,245
 Ratios with no waivers of management fees and assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                                                               0.53%             1.74%**
  Net investment income                                                                      1.90%             0.34%**

(a)   Commencement of operations.
(b)   Calculated using average shares outstanding for the period.
(c)   Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

   The accompanying notes are an integral part of these financial statements. 15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                        For the period
                                                                                                          3/18/05 (a)
                                                                                        Year Ended            to
                                                                                         12/31/06          12/31/05
                                                                                       ------------   ------------------
Aggressive Allocation VCT Portfolio                                                      Class II          Class II
Net asset value, beginning of period                                                     $ 10.98            $ 10.00
                                                                                         -------            -------
Increase from investment operations:
 Net investment income (b)                                                               $  0.09            $  0.08
 Net realized and unrealized gain on investments                                            1.48               0.90
                                                                                         -------            -------
  Net increase from investment operations                                                $  1.57            $  0.98
                                                                                         -------            -------
Distributions to shareowners:
 Net investment income                                                                     (0.03)                --
 Net realized gain                                                                         (0.10)                --
                                                                                         -------            -------
 Total distributions to shareowners                                                        (0.13)                --
                                                                                         -------            -------
Net increase in net asset value                                                          $  1.44            $  0.98
                                                                                         -------            -------
Net asset value, end of period                                                           $ 12.42            $ 10.98
                                                                                         -------            -------
Total return*                                                                              14.44%              9.80% (c)
 Ratio of net expenses to average net assets+                                               0.74%              0.74%**
 Ratio of net investment income to average net assets+                                      0.79%              0.90%**
 Portfolio turnover rate                                                                       7%                17% (c)
 Net assets, end of period (in thousands)                                                $10,672            $ 3,077
 Ratios with no waivers of management fees and assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                                                              1.40%              5.94%**
  Net investment income (loss)                                                              0.13%             (4.30)%**

(a)   Commencement of operations.
(b)   Calculated using average shares outstanding for the period.
(c)   Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


16 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

                                                                            Moderate             Growth           Aggressive
                                                                           Allocation          Allocation         Allocation
                                                                         VCT Portfolio       VCT Portfolio       VCT Portfolio
ASSETS:
 Investments in securities of affiliated issuers, at value (at cost
 $116,975,432, $144,806,241 and $10,147,057, respectively)               $ 119,308,116       $ 148,344,642       $ 10,713,801
 Cash                                                                        4,697,312           3,925,798             36,725
 Receivables for:
  Due from Pioneer Investment Management, Inc.                                  29,541              18,634                 --
  Capital stock sold                                                           137,196             469,041              2,600
 Other assets                                                                   17,406              10,780                729
                                                                         -------------       -------------       ------------
     Total assets                                                        $ 124,189,571       $ 152,768,895       $ 10,753,855
                                                                         -------------       -------------       ------------
LIABILITIES:
 Payables for:
  Funds purchased                                                        $   1,037,258       $   3,895,323       $     35,726
  Capital stock redeemed                                                        25,430                  --              2,068
 Due to affiliates                                                              50,846              48,245              5,505
 Accrued expenses and other liabilities                                         86,543              41,172             38,856
                                                                         -------------       -------------       ------------
     Total liabilities                                                   $   1,200,077       $   3,984,740       $     82,155
                                                                         -------------       -------------       ------------
NET ASSETS:
 Paid-in capital                                                         $ 117,358,647       $ 139,142,079       $  9,603,481
 Undistributed net investment income                                         1,517,835           2,175,311            149,667
 Accumulated net realized gain on investments                                1,780,328           3,928,364            351,808
 Net unrealized gain on investments                                          2,332,684           3,538,401            566,744
                                                                         -------------       -------------       ------------
     Total net assets                                                    $ 122,989,494       $ 148,784,155       $ 10,671,700
                                                                         -------------       -------------       ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Net Assets of Class I Shares                                            $  25,009,033                  --                 --
 Net Assets of Class II Shares                                           $  97,980,461       $ 148,784,155       $ 10,671,700
                                                                         -------------       -------------       ------------
 Class I Shares outstanding                                                  2,152,744                  --                 --
 Class II Shares outstanding                                                 8,437,547          12,331,830            859,550
                                                                         -------------       -------------       ------------
 Net Asset Value--Class I Shares                                         $       11.62       $          --       $         --
 Net Asset Value--Class II Shares                                        $       11.61       $       12.07       $      12.42

   The accompanying notes are an integral part of these financial statements. 17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/06

                                                                        Moderate           Growth         Aggressive
                                                                       Allocation        Allocation       Allocation
                                                                     VCT Portfolio     VCT Portfolio     VCT Portfolio
INVESTMENT INCOME:
 Dividend income from securities of affiliated issuers                $1,181,636        $1,436,534        $ 105,142
 Interest                                                                149,049            91,731            5,334
                                                                      ----------        ----------        ---------
     Total investment income                                          $1,330,685        $1,528,265        $ 110,476
                                                                      ----------        ----------        ---------
EXPENSES:
 Management fees                                                          59,862            81,618            9,380
 Transfer agent fees
 Class I                                                                   1,502                --               --
 Class II                                                                  2,346             1,250            1,644
 Distribution fees                                                       112,370           156,958           18,038
 Administrative fees                                                      21,934            24,862           15,138
 Custodian fees                                                           31,582            27,647           16,035
 Professional fees                                                        40,536            30,936           31,986
 Printing fees                                                             3,235             2,458              734
 Fees and expenses of nonaffiliated trustees                               7,712             7,730            8,141
                                                                      ----------        ----------        ---------
  Total expenses                                                      $  281,079        $  333,459        $ 101,096
                                                                      ----------        ----------        ---------
  Less management fees waived and expenses reimbursed by Pioneer
    Investment Management, Inc.                                          (66,149)          (62,313)         (47,702)
                                                                      ----------        ----------        ---------
  Net expenses                                                        $  214,930        $  271,146        $  53,394
                                                                      ----------        ----------        ---------
    Net investment income                                             $1,115,755        $1,257,119        $  57,082
                                                                      ----------        ----------        ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
 Net realized gain (loss) on:
  Investment transactions                                             $   (7,544)       $    3,306        $  (7,306)
  Foreign currency transactions                                           (1,190)               --               --
  Realized gain distributions from investment company shares           2,255,353         4,884,944          463,335
  Change in net unrealized gain on investments                         2,117,464         3,285,142          479,989
                                                                      ----------        ----------        ---------
    Net gain on investments                                           $4,364,083        $8,173,392        $ 936,018
                                                                      ----------        ----------        ---------
 Net increase in net assets resulting from operations                 $5,479,838        $9,430,511        $ 993,100
                                                                      ----------        ----------        ---------

18 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     Moderate Allocation
                                                                                        VCT Portfolio
                                                                           ---------------------------------------
                                                                                Year Ended      March 18, 2005* to
                                                                            December 31, 2006   December 31, 2005
FROM OPERATIONS:
Net investment income                                                         $  1,115,755         $    99,539
Net realized gain (loss) on investment and foreign currency transactions         2,246,619             293,310
Change in net unrealized gain on investments                                     2,117,464             215,220
                                                                              ------------         -----------
Net increase in net assets resulting from operations                             5,479,838             608,069
                                                                              ------------         -----------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income
 Class I                                                                                --                  --
 Class II                                                                         (135,015)                 --
From net capital gains
 Class I                                                                                --                  --
 Class II                                                                         (322,743)                 --
                                                                              ------------         -----------
 Total distributions to shareowners                                               (457,758)                 --
                                                                              ------------         -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $ 58,814,207         $20,272,067
Reinvestment of distributions                                                      456,412                  --
Cost of shares repurchased                                                      (3,267,460)           (913,070)
 Shares issued in reorganization                                                41,897,189                  --
                                                                              ------------         -----------
 Net increase in net assets resulting from fund share transactions            $ 97,900,348         $19,358,997
                                                                              ------------         -----------
 Net increase in net assets                                                   $102,922,428         $19,967,066
NET ASSETS:
Beginning of period                                                           $ 20,067,066         $   100,000
                                                                              ------------         -----------
End of period                                                                 $122,989,494         $20,067,066
                                                                              ------------         -----------
Undistributed net investment income                                           $  1,517,835         $   134,872
                                                                              ------------         -----------

* Commencement of operations.

   The accompanying notes are an integral part of these financial statements. 19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 Growth Allocation                     Aggressive Allocation
                                                                   VCT Portfolio                           VCT Portfolio
                                                      --------------------------------------  -------------------------------------
                                                           Year Ended     March 18, 2005* to      Year Ended     March 18, 2005* to
                                                       December 31, 2006   December 31, 2005  December 31, 2006  December 31, 2005
FROM OPERATIONS:
Net investment income                                    $  1,257,119        $    55,335         $    57,082        $    9,138
Net realized gain on investment and foreign
 currency transactions                                      4,888,250            219,398             456,029            63,857
Change in net unrealized gain on investments                3,285,142            253,259             479,989            86,755
                                                         ------------        -----------         -----------        ----------
Net increase in net assets resulting from operations        9,430,511            527,992             993,100           159,750
                                                         ------------        -----------         -----------        ----------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income                                    (86,886)                --             (17,942)               --
From net capital gains                                       (230,130)                --             (66,851)               --
                                                         ------------        -----------         -----------        ----------
 Total distributions to shareowners                          (317,016)                --             (84,793)               --
                                                         ------------        -----------         -----------        ----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $126,966,120        $13,118,169         $ 7,192,804        $2,893,199
Reinvestment of distributions                                 316,340                 --              67,517                --
Cost of shares repurchased                                   (856,413)          (501,548)           (574,177)          (75,700)
                                                         ------------        -----------         -----------        ----------
 Net increase in net assets resulting from fund
  share transactions                                     $126,426,047        $12,616,621         $ 6,686,144        $2,817,499
                                                         ------------        -----------         -----------        ----------
 Net increase in net assets                              $135,539,542        $13,144,613         $ 7,594,451        $2,977,249
NET ASSETS:
Beginning of period                                      $ 13,244,613        $   100,000         $ 3,077,249        $  100,000
                                                         ------------        -----------         -----------        ----------
End of period                                            $148,784,155        $13,244,613         $10,671,700        $3,077,249
                                                         ------------        -----------         -----------        ----------
Undistributed net investment income                      $  2,175,311        $    86,495         $   149,667        $   17,928
                                                         ------------        -----------         -----------        ----------

* Commencement of operations.

20 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   Moderate Allocation VCT Portfolio
                                    ---------------------------------------------------------------
                                              Year Ended                   March 18, 2005** to
                                           December 31, 2006                December 31, 2005

                                        Shares           Amount          Shares          Amount
Class I*
Shares sold                               1,323      $     35,685             --      $        --
Reinvestment of distributions                --                --             --               --
Less shares repurchased                 (18,243)         (211,943)            --               --
Shares issued in reorganization       2,169,664        25,227,196             --               --
                                      ---------      ------------      ---------      -----------
  Net increase                        2,152,744      $ 25,050,938             --      $        --
                                      ---------      ------------      ---------      -----------
Class II
Shares sold                           5,352,931      $ 58,778,522      1,965,325      $20,272,067
Reinvestment of distributions            43,468           456,412
Less shares repurchased                (280,072)       (3,055,517)       (87,815)        (913,070)
Shares issued in reorganization       1,433,710        16,669,993             --               --
                                      ---------      ------------      ---------      -----------
  Net increase                        6,550,037      $ 72,849,410      1,877,510      $19,358,997
                                      ---------      ------------      ---------      -----------

                                                   Growth Allocation VCT Portfolio
                                  -----------------------------------------------------------------
                                             Year Ended                   March 18, 2005** to
                                         December 31, 2006                 December 31, 2005

                                      Shares            Amount           Shares          Amount
Class II
Shares sold                         11,150,218      $126,966,120       1,266,361      $13,118,169
Reinvestment of distributions           29,454           316,340              --               --
Less shares repurchased                (76,188)         (856,413)        (48,015)        (501,548)
                                    ----------      ------------       ---------      -----------
  Net increase                      11,103,484      $126,426,047       1,218,346      $12,616,621
                                    ----------      ------------       ---------      -----------

                                             Aggressive Allocation VCT Portfolio
                                  ----------------------------------------------------------
                                           Year Ended                March 18, 2005** to
                                       December 31, 2006              December 31, 2005

                                     Shares          Amount         Shares         Amount
Class II
Shares sold                          621,382      $7,192,804       277,535      $2,893,199
Reinvestment of distributions          7,669          67,517
Less shares repurchased              (49,800)       (574,177)       (7,236)        (75,700)
                                     -------      ----------       -------      ----------
  Net increase                       579,251      $6,686,144       270,299      $2,817,499
                                     -------      ----------       -------      ----------

*  Commencement of operations for Class I on December 15, 2006.
** Commencement of operations.

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Ibbotson Moderate Allocation VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Aggressive Allocation VCT Portfolio (the Portfolios) are Portfolios of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. Each of these Portfolios is a "fund of funds" which means that it seeks to achieve its investment objective by investing in other funds ("underlying funds") rather than direct investment in securities. These Portfolios indirectly pay a portion of the expenses incurred by the underlying funds. Consequently, an investment in these Portfolios entails more direct and indirect expenses than direct investment in the underlying funds. The Trust consists of twenty four separate portfolios, twelve of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Aggressive Allocation
       Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (shares only)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Growth Allocation
       Portfolio)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Moderate Portfolio is to seek a balance between long-term capital growth and current income. The Growth Portfolio seeks a balance between long-term capital growth and current income. The Aggressive Portfolio seeks long-term capital growth.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

Some of the underlying funds can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more-established companies, respectively.

The financial statements have been prepared in accordance with United States generally accepted accounting principles that require the management of the Portfolios to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements, which are in conformity with those generally accepted in the investment company industry.

A. Security Valuation

   Security transactions are recorded as of the trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   open, as of the close of regular trading on the NYSE. In computing the net asset value, holdings of mutual fund shares are valued at the net asset value. Dividend income is recorded on the ex-dividend date. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and Federal income tax purposes.


B. Federal Income Taxes

   It is the Portfolios' policy to comply with the requirements of the Internal Revenue Service Code applicable to regulated investment companies and to distribute all taxable income and net realized capital gains, if any, to its shareowners. Therefore, no Federal income tax provisions are required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2006, certain Portfolios made reclassifications as described below. These reclassifications have no impact on the net asset values of the respective portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

-----------------------------------------------------------------------------------------------
                                       Undistributed
                                      Net Investment         Accumulated
Portfolio                              Income (Loss)    Realized Gain/(Loss)    Paid-In Capital
-----------------------------------------------------------------------------------------------
  Moderate Allocation Portfolio         $1,517,835           $1,780,328               $--
  Growth Allocation Portfolio            2,175,311            3,928,364                --
  Aggressive Allocation Portfolio          149,667              351,808                --
-----------------------------------------------------------------------------------------------

   The tax character of distributions paid during the period ended December 31, 2006 was as follows:

------------------------------------------------------------------------------
                                       Ordinary       Long-Term
Portfolio                               Income      Capital Gains       Total
------------------------------------------------------------------------------
  Moderate Allocation Portfolio        $135,015        $322,743       $457,758
  Growth Allocation Portfolio            86,886         230,130        317,016
  Aggressive Allocation Portfolio        17,942          66,851         84,793
------------------------------------------------------------------------------

   There were no distributions paid for the period ended December 31, 2005.

   The following shows the components of distributable earnings on a federal income tax basis for the period ended December 31, 2006:

-----------------------------------------------------------------------------------------
                                       Undistributed     Undistributed     Net Unrealized
                                          Ordinary         Long-Term        Appreciation
Portfolio                                  Income        Capital Gains     (Depreciation)
-----------------------------------------------------------------------------------------
  Moderate Allocation Portfolio          $1,520,221        $1,851,924        $2,258,702
  Growth Allocation Portfolio             2,178,547         3,966,242         3,497,287
  Aggressive Allocation Portfolio           149,667           366,470           552,082
-----------------------------------------------------------------------------------------

C. Portfolio Shares
   The Portfolios record sales and repurchases of each of their shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Trust shares for the fiscal year ended December 31, 2006. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of each Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

2. Management Agreement
Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, is the Portfolios' investment adviser, and manages the Portfolios. Management fees are calculated daily at the following annual rates on Pioneer managed assets:

---------------------------------------------------------------------
                                       Management Fee as a Percentage
                                           of each Fund's Average
Fund                                          Daily Net Assets
---------------------------------------------------------------------
Moderate Allocation Portfolio                       0.13%
Growth Allocation Portfolio                         0.13%
Aggressive Allocation Portfolio                     0.13%
---------------------------------------------------------------------

PIM has entered into a sub-advisory agreement with Ibbotson Associates, LLC. PIM, not the Portfolios, pays a portion of the fee it receives from each Portfolio to Ibbotson Associates as compensation for its services to the Portfolios.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, will be paid by the Portfolios. At December 31, 2006, the following fees were payable to PIM relating to management & administration fees and certain other services and are included in due to affiliates:

-----------------------------------------------
Fund                                     Amount
-----------------------------------------------
Moderate Allocation Portfolio          $ 25,168
Growth Allocation Portfolio            $ 17,851
Aggressive Allocation Portfolio        $  3,059
-----------------------------------------------

From January 1, 2006 through July 31, 2006, PIM did not impose all or a portion of its management fees and assumed other operating expenses of the Portfolios to the extent necessary to limit Class II expenses to the following annual expense limitations:

-----------------------------------------------
Fund                                   Class II
-----------------------------------------------
Moderate Allocation Portfolio           0.74%
Growth Allocation Portfolio             0.74%
Aggressive Allocation Portfolio         0.74%
-----------------------------------------------

Effective August 1, 2006, PIM has further agreed to not impose all or a portion of its management fees and assumed other operating expenses of the Portfolios to the extent necessary to limit Class II expenses to the following annual expense limitations:

-----------------------------------------------
Fund                                   Class II
-----------------------------------------------
Moderate Allocation Portfolio           0.39%
Growth Allocation Portfolio             0.38%
Aggressive Allocation Portfolio         0.74%
-----------------------------------------------

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Portfolios at negotiated rates. Included in due to affiliates are the following amounts of transfer agent fees payable to PIMSS at December 31, 2006:

-----------------------------------------------
Fund                                    Amount
-----------------------------------------------
Moderate Allocation Portfolio          $ 4,854
Growth Allocation Portfolio            $   137
Aggressive Allocation Portfolio        $   137
-----------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Distribution Plans

The Portfolios have adopted a Plan of Distribution with respect to Class II shares (Class II Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class II Plan, the Portfolios will pay PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class II shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class II shares. At December 31, 2006, the following fees were payable to PFD relating to service fees and are included in due to affiliates:

-----------------------------------------------
Fund                                     Amount
-----------------------------------------------
  Moderate Allocation Portfolio        $ 20,824
  Growth Allocation Portfolio          $ 30,257
  Aggressive Allocation Portfolio      $  2,309
-----------------------------------------------

5. Merger Information

On December 14, 2006, beneficial owners of Pioneer Balanced VCT Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on December 15, 2006, by exchanging all of Pioneer Balanced VCT Portfolio's Class I and Class II net assets for Pioneer Ibbotson Moderate Allocation VCT Portfolio's shares, based on Pioneer Ibbotson Moderate Allocation VCT Portfolio's Class II shares' ending net asset value. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

-------------------------------------------------------------------------------------------------------------
                                         Pioneer Ibbotson                                  Pioneer Ibbotson
                                        Moderate Allocation     Pioneer Balanced VCT      Moderate Allocation
                                           VCT Portfolio              Portfolio              VCT Portfolio
                                       (Pre-Reorganization)     (Pre-Reorganization)    (Post-Reorganization)
-------------------------------------------------------------------------------------------------------------
  Net Assets
  Class I                                                            $25,227,196             $ 25,227,196
  Class II                                  $78,949,308              $16,669,993             $ 95,619,301
                                       ----------------------------------------------------------------------
  Total Net Assets                          $78,949,308              $41,897,189             $120,846,497
                                       ----------------------------------------------------------------------
  Shares Outstanding
  Class I                                                              1,729,211                2,169,664
  Class II                                    6,790,066                1,145,659                8,223,776
  Shares Issued in Reorganization
  Class I                                                                                       2,169,664
  Class II                                                                                      1,433,710
-------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
                                                                  Accumulated Gain/
                                      Unrealized Depreciation         (Loss) on
                                          on Closing Date           Closing Date
                                     -------------------------   ------------------
  Pioneer Balanced VCT Portfolio                $--                      $--
                                                ---                      ---
-----------------------------------------------------------------------------------


ADDITIONAL INFORMATION (unaudited)

For the fiscal year ended December 31, 2006, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Funds designated up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information was computed and reported in conjunction with your 2006 Form 1099-DIV.

The qualifying percentage of ordinary income dividends for the purposes of the corporate dividends received deduction was:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  Moderate Allocation Portfolio                                12.69%
  Growth Allocation Portfolio                                  16.87%
  Aggressive Allocation Portfolio                              21.36%
-------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and Shareowners of Pioneer Ibbotson Moderate, Growth, and Aggressive Allocation VCT Portfolios:

We have audited the accompanying statements of assets and liabilities of Pioneer Ibbotson Moderate Allocation VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Aggressive Allocation VCT Portfolio, (collectively the "Portfolios," three of the portfolios constituting the Pioneer Variable Contracts Trust), including the schedules of investments, as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the Portfolios' custodian and the transfer agent of the underlying funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pioneer Ibbotson Moderate Allocation, Pioneer Ibbotson Growth Allocation and Pioneer Ibbotson Aggressive Allocation VCT Portfolios of Pioneer Variable Contracts Trust at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                               /s/ Ernst & Young LLP

Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio (the "Fund")
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract") between the Fund and Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"). The Investment Adviser has retained Ibbotson Associates Advisors, Inc. (the "Sub-adviser") to act as sub-adviser to the Fund pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-adviser (the "Sub-advisory Agreement"). The Trustees have determined that the terms of the Management Contract and the Sub-advisory Agreement are fair and reasonable and that renewal of these contracts will enable the Fund to receive quality investment advisory services at a cost deemed reasonable and is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of the Investment Adviser, or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract and Sub-advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and Sub-advisory Agreement, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index approved by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates, (ix) the disclosures included in the Fund's prospectuses and reports to shareowners and (x) the investment and compliance staff and operations of the Subadviser.

Specifically, in connection with the Independent Trustees' review of the Management Contract and the Sub-advisory Agreement, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's and Sub-adviser's services and the reasonableness of the fee under the Management Contract and the Sub-advisory Agreement. Among other items, this information included data or analyses of (1) investment performance for the 12 month period ended June 30, 2006 for the Fund and a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser and the Sub-adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser and the Sub-adviser, (6) the Investment Adviser's and the Sub-adviser's financial results and condition, including, in the case of the Investment Adviser, its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                               (continued)
--------------------------------------------------------------------------------

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's investment performance based upon total return, as well as the Fund's performance compared to the performance of both a peer group and an index approved by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the second quintile of its Morningstar category peer group for the 12 months ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareholders. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the activities of the Investment Adviser in monitoring the investment and compliance operations of the Sub-adviser. The Trustees concluded that the performance of the Fund was good.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations. Among other things, the Trustees considered the size, education and experience of the Sub-adviser's investment staff. The Trustees concluded that the Investment Adviser and the Sub-adviser have the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract and the Sub-advisory Agreement.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, such as transfer agency and administration, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also evaluated the fee under the Sub-advisory Agreement and the portion of the fee under the Management Contract retained by the Investment Adviser and determined they were consistent with other sub-advised funds. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the fifth quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated asset levels, break points in the management fee are not necessary at this time. The Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Subadviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's and Sub-adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser and the Sub-adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the Sub-adviser, and the fees charged by other funds in Fund' s relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fees payable thereunder, and the Sub-advisory Agreement, were fair and reasonable and voted to approve the continuation of the Management Contract and the Sub-advisory Agreement for another year.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio (the "Fund")
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                               (continued)
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract") between the Fund and Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"). The Investment Adviser has retained Ibbotson Associates Advisors, Inc. (the "Sub-adviser") to act as sub-adviser to the Fund pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-adviser (the "Sub-advisory Agreement"). The Trustees have determined that the terms of the Management Contract and the Sub-advisory Agreement are fair and reasonable and that renewal of these contracts will enable the Fund to receive quality investment advisory services at a cost deemed reasonable and is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of the Investment Adviser, or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract and Sub-advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and Sub-advisory Agreement, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index approved by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates, (ix) the disclosures included in the Fund's prospectuses and reports to shareowners and (x) the investment and compliance staff and operations of the Subadviser.

Specifically, in connection with the Independent Trustees' review of the Management Contract and the Sub-advisory Agreement, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's and Sub-adviser's services and the reasonableness of the fee under the Management Contract and the Sub-advisory Agreement. Among other items, this information included data or analyses of (1) investment performance for the Fund since inception and a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser and the Sub-adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser and the Sub-adviser, (6) the Investment Adviser's and the Sub-adviser's financial results and condition, including, in the case of the Investment Adviser, its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's investment performance based upon total return, as well as the Fund's performance compared to the performance of both a peer group and an index approved by the Independent Trustees for this purpose. The Trustees also considered the activities of the Investment Adviser in monitoring the investment and compliance operations of the Sub-adviser. The Fund's performance, based upon total return, was in the first quintile of its Morningstar category peer group for the 12 months ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also noted that the return of the Fund, gross of expenses, exceeded the return of the Fund's benchmark index for the 12 month period ended June 30, 2006. The Trustees concluded that the performance of the Fund was strong.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations. Among other things, the Trustees considered the size, education and experience of the Sub-adviser's investment staff. The Trustees concluded that the Investment Adviser and the Sub-adviser have the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract and the Sub-advisory Agreement.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, such as transfer agency and administration, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also evaluated the fee under the Sub-advisory Agreement and the portion of the fee under the Management Contract retained by the Investment Adviser and determined they were consistent with other sub-advised funds. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 3006 to be in the fifth quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                               (continued)
--------------------------------------------------------------------------------

   Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated asset levels, break points in the management fee are not necessary at this time. The Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Subadviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's and Sub-adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser and the Sub-adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the Sub-adviser, and the fees charged by other funds in Fund' s relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fees payable thereunder, and the Sub-advisory Agreement, were fair and reasonable and voted to approve the continuation of the Management Contract and the Sub-advisory Agreement for another year.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract") between the Fund and Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"). The Investment Adviser has retained Ibbotson Associates Advisors, Inc. (the "Sub-adviser") to act as sub-adviser to the Fund pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-adviser (the "Sub-advisory Agreement"). The Trustees have determined that the terms of the Management Contract and the Sub-advisory Agreement are fair and reasonable and that renewal of these contracts will enable the Fund to receive quality investment advisory services at a cost deemed reasonable and is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of the Investment Adviser, or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract and Sub-advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and Sub-advisory Agreement, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index approved by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates, (ix) the disclosures included in the Fund's prospectuses and reports to shareowners and (x) the investment and compliance staff and operations of the Subadviser.

Specifically, in connection with the Independent Trustees' review of the Management Contract and the Sub-advisory Agreement, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's and Sub-adviser's services and the reasonableness of the fee under the Management Contract and the Sub-advisory Agreement. Among other items, this information included data or analyses of (1) investment performance for the 12 month period ended June 30, 2006 for the Fund and a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser and the Sub-adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser and the Sub-adviser, (6) the Investment Adviser's and the Sub-adviser's financial results and condition, including, in the case of the Investment Adviser, its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT (continued)
--------------------------------------------------------------------------------

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's investment performance based upon total return, as well as the Fund's performance compared to the performance of both a peer group and an index approved by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the first quintile of its Morningstar category peer group for the 12 months ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareholders. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the activities of the Investment Adviser in monitoring the investment and compliance operations of the Sub-adviser. In addition, the Trustees noted that the return of the Fund, gross of expenses, exceeded the return of the Fund's benchmark index for the 12-month period ended June 30, 2006. The Trustees concluded that the performance of the Fund was strong.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations. Among other things, the Trustees considered the size, education and experience of the Sub-adviser's investment staff. The Trustees concluded that the Investment Adviser and the Sub-adviser have the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract and the Sub-advisory Agreement.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, such as transfer agency and administration, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also evaluated the fee under the Sub-advisory Agreement and the portion of the fee under the Management Contract retained by the Investment Adviser and determined they were consistent with other sub-advised funds. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 (after giving effect to the expense limitation) to be in the fifth quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated asset levels, break points in the management fee are not necessary at this time. The Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Subadviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's and Sub-adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser and the Sub-adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the Sub-adviser, and the fees charged by other funds in Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fees payable thereunder (taking into account the expense limitation), and the Sub-advisory Agreement, were fair and reasonable and voted to approve the continuation of the Management Contract and the Sub-advisory Agreement for another year.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                           Trustees and Officers
Pioneer Investment Management, Inc.
                                                             The trust's Board of Trustees provides broad supervision
Custodian                                                    over the portfolio's affairs. The officers of the trust are
Brown Brothers Harriman & Co.                                responsible for the trust's operations. The trust's Trustees and officers are listed below, together with their principal
Independent Registered Public Accounting Firm                occupations during the past five years. Trustees who are
Ernst & Young LLP                                            interested persons of the trust within the meaning of the
                                                             1940 Act are referred to as Interested Trustees. Trustees
Principal Underwriter                                        who are not interested persons of the trust are referred to
Pioneer Funds Distributor, Inc.                              as Independent Trustees. Each of the Trustees serves as a
                                                             trustee of each of the 86 U.S. registered investment
Legal Counsel                                                portfolios for which Pioneer serves as investment adviser
Wilmer Cutler Pickering Hale and Dorr LLP                    (the "Pioneer Funds"). The address for all Interested
                                                             Trustees and all officers of the trust is 60 State Street,
Shareowner Services and Transfer                             Boston, Massachusetts 02109.
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                    POSITIONS HELD    LENGTH OF SERVICE        PRINCIPAL OCCUPATION DURING            OTHER DIRECTORSHIPS HELD
NAME AND AGE        WITH THE TRUST    AND TERM OF OFFICE       PAST FIVE YEARS                        BY THIS TRUSTEE
John F. Cogan, Jr.  Chairman of the   Trustee since 1994.      Deputy Chairman and a Director of      Director of ICI Mutual
(80)*               Board, Trustee    Serves until a           Pioneer Global Asset Management        Insurance Company
                    and President     successor trustee is     S.p.A. ("PGAM"); Non-Executive
                                      elected or earlier       Chairman and a Director of Pioneer
                                      retirement or            Investment Management USA Inc.
                                      removal.                 ("PIM-USA"); Chairman and a
                                                               Director of Pioneer; Chairman and
                                                               Director of Pioneer Institutional
                                                               Asset Management, Inc. (since
                                                               2006); Director of Pioneer
                                                               Alternative Investment Management
                                                               Limited (Dublin); President and a
                                                               Director of Pioneer Alternative
                                                               Investment Management (Bermuda)
                                                               Limited and affiliated funds;
                                                               Director of PIOGLOBAL Real Estate
                                                               Investment Fund (Russia) (until
                                                               June 2006); Director of Nano-C,
                                                               Inc. (since 2003); Director of Cole
                                                               Investment Corporation (since
                                                               2004); Director of Fiduciary
                                                               Counseling, Inc.; President and
                                                               Director of Pioneer Funds
                                                               Distributor, Inc. ("PFD") (until
                                                               May 2006); President of all of the
                                                               Pioneer Funds; and Of Counsel,
                                                               Wilmer Cutler Pickering Hale and
                                                               Dorr LLP (counsel to PIM-USA and
                                                               the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------


                              POSITIONS HELD   LENGTH OF SERVICE        PRINCIPAL OCCUPATION DURING           OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS         WITH THE TRUST   AND TERM OF OFFICE       PAST FIVE YEARS                       HELD BY THIS TRUSTEE
David R. Bock (63)            Trustee          Trustee since 2005.      Senior Vice President and Chief       Director of The
3050 K. Street NW,                             Serves until a           Financial Officer, I-trax, Inc.       Enterprise Social
Washington, DC 20007                           successor trustee is     (publicly traded health care          Investment Company
                                               elected or earlier       services company) (2001 - present);   (privately-held
                                               retirement or            Managing Partner, Federal City        affordable housing
                                               removal.                 Capital Advisors (boutique merchant   finance company);
                                                                        bank) (2002 to 2004); and Executive   and Director of New
                                                                        Vice President and Chief Financial    York Mortgage Trust
                                                                        Officer, Pedestal Inc. (internet-     (publicly traded
                                                                        based mortgage trading company)       mortgage REIT)
                                                                        (2000 - 2002)
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)             Trustee          Trustee since 2000.      President, Bush International         Director of Brady
3509 Woodbine Street,                          Serves until a           (international financial advisory     Corporation
Chevy Chase, MD 20815                          successor trustee is     firm)                                 (industrial
                                               elected or earlier                                             identification and
                                               retirement or                                                  specialty coated
                                               removal.                                                       material products
                                                                                                              manufacturer);
                                                                                                              Director of Briggs &
                                                                                                              Stratton Co. (engine
                                                                                                              manufacturer);
                                                                                                              Director of Mortgage
                                                                                                              Guaranty Insurance
                                                                                                              Corporation; and
                                                                                                              Director of UAL
                                                                                                              Corporation (airline
                                                                                                              holding company)
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)     Trustee          Trustee since 2000.      Founding Director, The Winthrop       None
1001 Sherbrooke Street West,                   Serves until a           Group, Inc. (consulting firm); and
Montreal, Quebec, Canada                       successor trustee is     Desautels Faculty of Management,
H3A 1G5                                        elected or earlier       McGill University
                                               retirement or
                                               removal.
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)          Trustee          Trustee since 2006.      Private investor (2004 - present);    Director of
89 Robbins Avenue,                             Serves until a           and Senior Executive Vice             Quadriserv Inc.
Berkeley Heights, NJ                           successor trustee is     President, The Bank of New York       (technology products
07922                                          elected or earlier       (financial and securities services)   for securities
                                               retirement or            (1986 - 2004)                         lending industry)
                                               removal.
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)      Trustee          Trustee since 1995.      President and Chief Executive         Director of New
200 State Street, 12th                         Serves until a           Officer, Newbury, Piret & Company,    America High Income
Floor, Boston, MA 02109                        successor trustee is     Inc. (investment banking firm)        Fund, Inc.
                                               elected or earlier                                             (closed-end
                                               retirement or                                                  investment company)
                                               removal.
-----------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)            Trustee          Trustee since 2000.      President, John Winthrop & Co.,       None
One North Adgers Wharf,                        Serves until a           Inc. (private investment firm)
Charleston, SC 29401                           successor trustee is
                                               elected or earlier
                                               retirement or
                                               removal.
-----------------------------------------------------------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                            POSITIONS HELD   LENGTH OF SERVICE       PRINCIPAL OCCUPATION DURING           OTHER DIRECTORSHIPS HELD
NAME AND AGE                WITH THE TRUST   AND TERM OF OFFICE      PAST FIVE YEARS                       BY THIS OFFICER
Osbert M. Hood (54)+        Executive Vice   Since 2003. Serves      President and Chief Executive         Trustee of certain
                            President        at the discretion of    Officer, PIM-USA since May 2003       Pioneer Funds
                                             the Board               (Director since January 2001;
                                                                     Executive Vice President and Chief
                                                                     Operating Officer from November
                                                                     2000 - May 2003); Director of PGAM
                                                                     since June 2003; President and
                                                                     Director of Pioneer since May 2003;
                                                                     President and Director of Pioneer
                                                                     Institutional Asset Management,
                                                                     Inc. since February 2006; Chairman
                                                                     and Director of Pioneer Investment
                                                                     Management Shareholder Services,
                                                                     Inc. ("PIMSS") since May 2003;
                                                                     Director of PFD since May 2006;
                                                                     Director of Oak Ridge Investments,
                                                                     LLC (a registered investment
                                                                     adviser in which PIM-USA owns a
                                                                     minority interest) since January
                                                                     2005; Director of Vanderbilt
                                                                     Capital Advisors, LLC (an
                                                                     institutional investment adviser
                                                                     wholly- owned by PIM-USA) since
                                                                     June 2006; and Executive Vice
                                                                     President of all of the Pioneer
                                                                     Funds since June 2003

+Mr. Hood resigned as EVP effective January 9, 2007.
-----------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)    Secretary        Since 2000. Serves      Secretary of PIM-USA; Senior Vice     None
                                             at the discretion of    President - Legal of Pioneer;
                                             the Board               Secretary/ Clerk of most of
                                                                     PIM-USA's subsidiaries; and
                                                                     Secretary of all of the Pioneer
                                                                     Funds since September 2003
                                                                     (Assistant Secretary from November
                                                                     2000 to September 2003)
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)  Assistant        Since 2003. Serves      Vice President and Senior Counsel     None
                            Secretary        at the discretion of    of Pioneer since July 2002; Vice
                                             the Board               President and Senior Counsel of
                                                                     BISYS Fund Services, Inc. (April
                                                                     2001 to June 2002); Senior Vice
                                                                     President and Deputy General
                                                                     Counsel of Funds Distributor, Inc.
                                                                     (July 2000 to April 2001); and
                                                                     Assistant Secretary of all of the
                                                                     Pioneer Funds since September 2003
-----------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey       Assistant        Since 2006. Serves      Partner, Wilmer Cutler Pickering      None
 (45)                       Secretary        at the discretion of    Hale and Dorr LLP; and Assistant
                                             the Board               Secretary of all of the Pioneer
                                                                     Funds since July 2006.
-----------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)           Treasurer        Since 2000. Serves      Vice President - Fund Accounting,     None
                                             at the discretion of    Administration and Controllership
                                             the Board               Services of Pioneer; and Treasurer
                                                                     of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)        Assistant        Since 2004. Serves      Deputy Treasurer of Pioneer since     None
                            Treasurer        at the discretion of    2004; Treasurer and Senior Vice
                                             the Board               President, CDC IXIS Asset
                                                                     Management Services from 2002 to
                                                                     2003; Assistant Treasurer and Vice
                                                                     President, MFS Investment
                                                                     Management from 1997 to 2002; and
                                                                     Assistant Treasurer of all of the
                                                                     Pioneer Funds since November 2004
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)       Assistant        Since 2000. Serves      Assistant Vice President - Fund       None
                            Treasurer        at the discretion of    Accounting, Administration and
                                             the Board               Controllership Services of Pioneer;
                                                                     and Assistant Treasurer of all of
                                                                     the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)          Assistant        Since 2002. Serves      Fund Accounting Manager - Fund        None
                            Treasurer        at the discretion of    Accounting, Administration and
                                             the Board               Controllership Services of Pioneer;
                                                                     and Assistant Treasurer of all of
                                                                     the Pioneer Funds since May 2002
-----------------------------------------------------------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE      PRINCIPAL OCCUPATION DURING             OTHER DIRECTORSHIPS HELD
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE     PAST FIVE YEARS                         BY THIS OFFICER
Katherine Kim Sullivan    Assistant        Since 2003. Serves     Fund Administration Manager - Fund      None
(33)                      Treasurer        at the discretion of   Accounting, Administration and
                                           the Board              Controllership Services since June
                                                                  2003; Assistant Vice President -
                                                                  Mutual Fund Operations of State
                                                                  Street Corporation from June 2002
                                                                  to June 2003 (formerly Deutsche
                                                                  Bank Asset Management); Pioneer
                                                                  Fund Accounting, Administration and
                                                                  Controllership Services (Fund
                                                                  Accounting Manager from August 1999
                                                                  to May 2002); and Assistant
                                                                  Treasurer of all of the Pioneer
                                                                  Funds since September 2003
-----------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)   Chief            Since 2006. Serves     Chief Compliance Officer of Pioneer     None
                          Compliance       at the discretion of   and all of the Pioneer Funds since
                          Officer          the Board              March 2006; Vice President and
                                                                  Senior Counsel of Pioneer since
                                                                  September 2004; and Senior Vice
                                                                  President and Counsel, State Street
                                                                  Research & Management Company
                                                                  (February 1998 to September 2004)
-----------------------------------------------------------------------------------------------------------------------------------
The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A.
("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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

[LOGO] PIONEER
        Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18685-01-0207


                                                           [LOGO] PIONEER
                                                                  Investments(R)




                                                PIONEER VARIABLE CONTRACTS TRUST
                    Pioneer International Value VCT Portfolio -- Class II Shares



                                                                   ANNUAL REPORT
                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer International Value VCT Portfolio
  Portfolio and Performance Update                                    2
  Comparing Ongoing Portfolio Expenses                                3
  Portfolio Management Discussion                                     4
  Schedule of Investments                                             6
  Financial Statements                                               10
  Notes to Financial Statements                                      14
  Report of Independent Registered Public Accounting Firm            20
  Factors Considered by the Independent Trustees
    in Approving the Management Contract                             21
  Trustees, Officers and Service Providers                           24

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

International Common Stocks                      86.6%
Depositary Receipts for International Stocks      7.4%
U.S. Common Stocks                                3.2%
International Preferred Stocks                    1.8%
Temporary Cash Investment                         1.0%


Geographical Distribution
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Japan                                            28.9%
United Kingdom                                   13.5%
France                                            8.5%
Switzerland                                       7.3%
Germany                                           6.9%
Brazil                                            3.4%
Other (individually less than 1%)                 3.4%
South Korea                                       3.3%
Australia                                         3.0%
Russia                                            3.0%
Italy                                             2.7%
Singapore                                         2.4%
Turkey                                            1.6%
Ireland                                           1.5%
Belgium                                           1.5%
Sweden                                            1.4%
United States                                     1.3%
South Africa                                      1.1%
Taiwan                                            1.1%
Netherlands                                       1.1%
Austria                                           1.1%
Mexico                                            1.0%
Spain                                             1.0%


Five Largest Holdings
(As a percentage of equity holdings)

1.        Toyota Motor Co.                         2.45%
2.        Royal Bank of Scotland Group Plc         2.37
3.        CS Group                                 2.30
4.        JFE Holdings, Inc.                       1.97
5.        BNP Paribas SA                           1.91

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------
Prices and Distributions

                              12/31/06      12/31/05
Net Asset Value per Share     $ 16.66      $ 13.63


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $ 0.0409       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer International Value VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) All Country World (ex. U.S.) Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line graph in the printed material]

                Pioneer                MSCI All
             International          Country World
               Value VCT               ex. U.S.
Date           Portfolio                Index
12/96           10,000                  10,000
12/98           10,087                  11,680
12/00           11,230                  12,983
12/02            7,387                   8,919
12/04           11,345                  15,306
12/06           16,021                  22,793

The Morgan Stanley Capital International (MSCI) All Country World (ex. U.S.) Index measures the performance of developed and emerging market stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------

10 Years                     4.83%
5 Years                     13.40%
1 Year                      22.59%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Value VCT
Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                                             II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                                   $ 1,000.00
Ending Account Value on 12/31/06                                    $ 1,136.46
Expenses Paid During Period*                                        $     9.10

* Expenses are equal to the Portfolio's annualized expense ratio of 1.69% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Value VCT
Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                                             II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                                   $ 1,000.00
Ending Account Value on 12/31/06                                    $ 1,014.62
Expenses Paid During Period*                                        $     8.59

* Expenses are equal to the Portfolio's annualized expense ratio of 1.69% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

International stocks delivered strong returns during the fiscal year, led in large measure by stocks in Europe and the emerging markets. In the following interview, portfolio manager Christopher Smart discusses the factors that affected performance during the reporting period.

Q.   How did the Portfolio perform during the year ended December 31, 2006?

A. For the fourth straight year, the Portfolio achieved strong double-digit returns. Class II shares had a total return of 22.59% at net asset value for the 12-month period. An overweight position in emerging markets and financial stocks in Europe contributed significantly to this return. However, the Portfolio trailed the 24.35% average return for the 133 International Large-Cap Core funds in its Lipper category. The Portfolio also lagged the 27.16% return for the Morgan Stanley Capital International
     (MSCI) All Country World Index (excluding the United States) for the same period; however, the performance of the benchmark does not reflect any management fees or transaction expenses.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   What were the major factors that contributed to performance?

A. The fiscal year proved to be a good time to be invested in European stock markets. Diversified financial stocks were standout performers. BNP Paribas (France) continued to deliver good results on growing sales across its diverse distribution platforms, while U.K.-based Barclays Bank benefited from the success of its domestic retail banking arm, which experienced increased revenue from both its savings account and mortgage financing businesses. In the utility sector, the German electricity provider RWE profited from strong demand for electricity domestically and a more favorable pricing environment.

Q. The emerging markets had a setback last spring but resumed their rally. Are you still optimistic about this sector?

A. Very much so. Investments in Russia, South Korea and China were very rewarding. Mobile Telesystems, a provider of wireless telecommunications services, gained new users across Russia and beyond its borders in Ukraine and Kazakhstan. Hyundai Heavy Industries, one of the world's largest shipbuilders, was a prime beneficiary of surging global demand, and this Korean company has a three-year order book for most of its ships. China Life Insurance climbed 129% for the period. But given the dramatic appreciation in this stock, which has become overvalued in our opinion, we sold the position to lock in gains.

Q.   What investments detracted from performance?

A. Investments in Turkey suffered last May when global inflationary concerns sparked a more cautious outlook and a brief flight to quality. While most emerging markets investments began to recover when inflation fears abated, Turkish stocks continued to decline in response to the government's rising

--------------------------------------------------------------------------------

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     current account deficit, climbing interest rates and a weakening currency. A slight overweight in Turkey relative to its benchmark also hurt the Portfolio's performance.

     Although the Japanese market rose 12% for the year, the Portfolio's particular mix of stocks produced a combined return of 17%. This was gratifying, except for the fact that even that performance failed to keep pace with the benchmark and our decision to overweight the country also lowered returns. Nevertheless, we continue to see good potential for growth in Japan, given the improvement in domestic spending.

Q.   Did you make any noteworthy changes to the portfolio during the year?

A. We did make some adjustments in the struggling telecommunications service sector in Europe. Wireless provider Vodafone Group (United Kingdom) and telecommunications provider France Telecom both produced disappointing results before we sold them. The industry faces a variety of challenges, including intense competition and high costs of investing in quickly-changing technologies.

Q. After a multi-year rally in international stocks, are you still confident about the sector?

A. Yes, we remain upbeat for the foreseeable future. Global growth remains fairly robust - particularly in the emerging markets, where we believe the risks associated with these investments are lower than at any other time in their recent history. We do not think these markets will be immune from economic cycles, but we believe their overall growth should be better than the more developed countries. In the developed markets of Europe and Japan, where the majority of the Portfolio's holdings are, we think stock prices remain attractive, and economic growth shows signs of improvement.

     We believe the chief risks for international stock investing remain a global economic slowdown and rising interest rates. However, while we think the outlook is still favorable for international stocks, we intend to keep a sharp eye on valuations to ensure that prices remain reasonable relative to earnings prospects.



     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

     Shares                                                               Value
                  PREFERRED STOCKS - 1.8%
                  Automobiles & Components - 0.5%
                  Automobile Manufacturers - 0.5%
        245       Porsche AG                                        $   311,536
                                                                    -----------
                  Total Automobiles & Components                    $   311,536
                                                                    -----------
                  Utilities - 1.3%
                  Multi-Utilities - 1.3%
      7,912       RWE AG - Non-Voting                               $   750,570
                                                                    -----------
                  Total Utilities                                   $   750,570
                                                                    -----------
                  TOTAL PREFERRED STOCKS
                  (Cost $1,170,287)                                 $ 1,062,106
                                                                    -----------
                  COMMON STOCKS - 95.5%
                  Energy - 8.8%
                  Integrated Oil & Gas - 7.0%
     12,728       Gazprom (A.D.R.)                                  $   585,886
      6,130       Lukoil Holding (A.D.R.)*                              535,762
      6,361       Petrobras Brasileiro (A.D.R.)                         590,046
     15,475       Repsol SA                                             534,141
     27,900       Royal Dutch Shell Plc                                 983,858
     10,809       Total SA                                              779,252
                                                                    -----------
                                                                    $ 4,008,945
                                                                    -----------
                  Oil & Gas Equipment & Services - 0.4%
      3,812       Technip                                           $   261,513
                                                                    -----------
                  Oil & Gas Exploration &
                  Production - 1.4%
    550,630       CNOOC, Ltd.                                       $   521,136
      9,700       Norsk Hydro AS*                                       298,103
                                                                    -----------
                                                                    $   819,239
                                                                    -----------
                  Total Energy                                      $ 5,089,697
                                                                    -----------
                  Materials - 8.8%
                  Commodity Chemicals - 1.0%
     85,200       Asahi Kasei Corp.*                                $   558,372
                                                                    -----------
                  Construction Materials - 1.8%
      3,781       CRH Plc                                           $   157,013
      7,432       Holcim, Ltd.                                          679,055
      1,313       Lafarge                                               195,212
                                                                    -----------
                                                                    $ 1,031,280
                                                                    -----------
                  Diversified Metals & Mining - 2.5%
     30,722       Broken Hill Proprietary Co., Ltd.                 $   611,036
      8,770       Freeport-McMoRan Copper & Gold, Inc.
                    (Class B)                                           488,752
      6,358       Rio Tinto Plc                                         337,914
                                                                    -----------
                                                                    $ 1,437,702
                                                                    -----------
                  Steel - 3.5%
     28,241       Companhia Vale do Rio Doce (A.D.R.)               $   741,326
     17,600       Hitachi Metals, Ltd.                                  187,600
     21,600       JFE Holdings, Inc.                                  1,106,924
                                                                    -----------
                                                                    $ 2,035,850
                                                                    -----------
                  Total Materials                                   $ 5,063,204
                                                                    -----------
                  Capital Goods - 12.2%
                  Building Products - 1.4%
     33,000       Asahi Glass Co., Ltd.                             $   396,662
      4,750       Compagnie de Saint Gobain                             398,829
                                                                    -----------
                                                                    $   795,491
                                                                    -----------
                  Construction & Farm Machinery &
                  Heavy Trucks - 1.7%
     15,770       Daewoo Heavy Industries &
                  Machinery, Ltd.                                   $   494,307
      3,700       Hyundai Heavy Industries*                             499,688
                                                                    -----------
                                                                    $   993,995
                                                                    -----------
                  Electrical Component &
                  Equipment - 0.4%
      2,166       Schneider Electric SA                             $   239,514
                                                                    -----------
                  Heavy Electrical Equipment - 1.5%
     94,200       Mitsubishi Electric Corp.                         $   860,663
                                                                    -----------
                  Industrial Conglomerates - 4.0%
     42,000       Hutchinson Whampoa, Ltd.                          $   425,418
     62,800       Keppel Corp.                                          718,922
    115,870       KOC Holding AS*                                       446,152
      7,293       Siemens                                               727,210
                                                                    -----------
                                                                    $ 2,317,702
                                                                    -----------
                  Industrial Machinery - 1.3%
     17,338       AB SKF                                            $   318,625
     31,320       Nabtesco Corp.                                        392,999
                                                                    -----------
                                                                    $   711,624
                                                                    -----------
                  Trading Companies & Distributors - 1.9%
     43,100       Mitsubishi Corp.*                                 $   808,716
     11,655       Wolseley                                              280,410
                                                                    -----------
                                                                    $ 1,089,126
                                                                    -----------
                  Total Capital Goods                               $ 7,008,115
                                                                    -----------
                  Commercial Services & Supplies - 0.2%
                  Office Services & Supplies - 0.2%
      6,200       Buhrmann NV                                       $    92,094
                                                                    -----------
                  Total Commercial Services & Supplies              $    92,094
                                                                    -----------
                  Transportation - 1.4%
                  Air Freight & Couriers - 0.8%
      1,325       Panalpina Welttransport Holding AG                $   180,599
      6,727       TNT NV                                                289,343
                                                                    -----------
                                                                    $   469,942
                                                                    -----------

6    The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                                Value
                  Railroads - 0.6%
         49       East Japan Railway Co.                            $   326,712
                                                                    -----------
                  Total Transportation                              $   796,654
                                                                    -----------
                  Automobiles & Components - 4.6%
                  Auto Parts & Equipment - 1.0%
     14,895       Denso Corp.                                       $   591,391
                                                                    -----------
                  Automobile Manufacturers - 3.1%
      6,087       Hyundai Motor Co., Ltd.*                          $   442,048
     21,000       Toyota Motor Co.                                    1,377,138
                                                                    -----------
                                                                    $ 1,819,186
                                                                    -----------
                  Tires & Rubber - 0.4%
      1,977       Continental AG                                    $   229,784
                                                                    -----------
                  Total Automobiles & Components                    $ 2,640,361
                                                                    -----------
                  Consumer Durables & Apparel - 3.6%
                  Apparel, Accessories & Luxury
                  Goods - 0.3%
      3,131       Adidas-Salomon AG                                 $   155,859
                                                                    -----------
                  Consumer Electronics - 1.8%
     39,000       Matsushita Electric Industrial Co., Ltd.          $   784,195
      5,700       TomTom NV*                                            246,018
                                                                    -----------
                                                                    $ 1,030,213
                                                                    -----------
                  Homebuilding - 0.8%
     15,575       Persimmon Plc.                                    $   465,355
                                                                    -----------
                  Leisure Products - 0.3%
      6,000       Sega Sammy Holdings, Inc.                         $   161,989
                                                                    -----------
                  Photographic Products - 0.4%
     10,400       Agfa Gevaert NV*                                  $   265,582
                                                                    -----------
                  Total Consumer Durables & Apparel                 $ 2,078,998
                                                                    -----------
                  Consumer Services - 0.6%
                  Casinos & Gaming - 0.2%
      3,938       Opap SA                                           $   152,127
                                                                    -----------
                  Hotels, Resorts & Cruise Lines - 0.4%
      4,510       Carnival Corp.                                    $   221,216
                                                                    -----------
                  Total Consumer Services                           $   373,343
                                                                    -----------
                  Media - 1.0%
                  Broadcasting & Cable TV - 0.4%
     20,695       Mediaset S.p.A                                    $   245,449
                                                                    -----------
                  Movies & Entertainment - 0.6%
      8,315       Vivendi SA                                        $   323,790
                                                                    -----------
                  Total Media                                       $   569,239
                                                                    -----------
                  Retailing - 2.9%
                  Apparel Retail - 1.1%
    140,674       Truworths International, Ltd.                     $   640,702
                                                                    -----------
                  Department Stores - 1.8%
      1,100       Pinault-Printemps Redoute*                        $   164,264
     62,740       Takashimaya Co., Ltd.*                                887,535
                                                                    -----------
                                                                    $ 1,051,799
                                                                    -----------
                  Total Retailing                                   $ 1,692,501
                                                                    -----------
                  Food & Drug Retailing - 0.5%
                  Drug Retail - 0.5%
     18,700       Alliance Boots Plc                                $   305,261
                                                                    -----------
                  Total Food & Drug Retailing                       $   305,261
                                                                    -----------
                  Food, Beverage & Tobacco - 4.1%
                  Brewers - 0.7%
     18,350       South African Breweries Plc                       $   421,086
                                                                    -----------
                  Distillers & Vintners - 0.8%
     25,400       C&C Group Plc                                     $   449,413
                                                                    -----------
                  Packaged Foods & Meats - 0.9%
      1,413       Nestle SA (Registered Shares)                     $   500,971
                                                                    -----------
                  Soft Drinks - 1.0%
      4,944       Fomento Economico Mexicano SA de C.V.             $   572,317
                                                                    -----------
                  Tobacco - 0.7%
     15,530       British American Tobacco Plc                      $   434,515
                                                                    -----------
                  Total Food, Beverage & Tobacco                    $ 2,378,302
                                                                    -----------
                  Household & Personal Products - 1.5%
                  Household Products - 0.3%
      3,768       Reckitt Benckiser Plc                             $   172,218
                                                                    -----------
                  Personal Products - 1.2%
     22,170       Kose Corp.                                        $   669,255
                                                                    -----------
                  Total Household & Personal
                  Products                                          $   841,473
                                                                    -----------
                  Health Care Equipment & Services - 0.7%
                  Health Care Equipment - 0.5%
      2,130       Synthes, Inc.                                     $   253,840
                                                                    -----------
                  Health Care Services - 0.2%
        989       Fresenius Medical Care AG                         $   131,382
                                                                    -----------
                  Total Health Care Equipment &
                  Services                                          $   385,222
                                                                    -----------
                  Pharmaceuticals & Biotechnology - 4.6%
                  Pharmaceuticals - 4.6%
      9,887       Astrazeneca Plc                                   $   530,508
     20,300       Daiichi Sankyo Co., Ltd.                              634,419
      5,194       Roche Holdings AG                                     929,087
      2,751       Shire Pharmaceuticals Group Plc (A.D.R.)              169,902
      5,558       UCB SA                                                380,983
                                                                    -----------
                                                                    $ 2,644,899
                                                                    -----------
                  Total Pharmaceuticals & Biotechnology             $ 2,644,899
                                                                    -----------

  The accompanying notes are an integral part of these financial statements.   7

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

     Shares                                                                Value
                  Banks - 16.4%
                  Diversified Banks - 16.4%
     69,021       Banca Intesa S.p.A.                               $   531,446
     55,500       Barclays Plc                                          790,534
      9,890       BNP Paribas SA                                      1,074,015
     16,596       Commonwealth Bank of Australia                        646,534
     13,947       Depfa Bank Plc                                        250,286
     40,900       Development Bank of Singapore, Ltd.                   602,505
      7,100       Dexia*                                                194,364
      5,170       Kookmin Bank (A.D.R.)*                                416,909
         --       Mitsubishi UFJ Financial Group, Inc.                    1,244
        140       Mizuho Financial Group, Inc.*                       1,001,147
     34,193       Royal Bank of Scotland Group Plc                    1,329,329
      3,947       Societe Generale                                      667,653
         49       Sumitomo Mitsui Financial Group, Inc.                 499,761
     97,806       Turkiye Is Bankasi (Isbank)                           445,297
      6,136       Uniao de Bancos Brasileiros S.A.
                    (Unibanco) (G.D.R.) (144A) (b)                      570,403
     22,942       Westpac Banking Corp.                                 437,605
                                                                    -----------
                                                                    $ 9,459,032
                                                                    -----------
                  Total Banks                                       $ 9,459,032
                                                                    -----------
                  Diversified Financials - 4.1%
                  Asset Management & Custody
                  Banks - 0.3%
     17,177       Man Group Plc                                     $   175,765
                                                                    -----------
                  Diversified Capital Markets - 3.0%
     18,547       CS Group                                          $ 1,293,717
      3,320       Deutsche Bank AG                                      443,696
                                                                    -----------
                                                                    $ 1,737,413
                                                                    -----------
                  Investment Banking & Brokerage - 0.8%
     24,200       Nomura Securities Co., Ltd.                       $   457,766
                                                                    -----------
                  Total Diversified Financials                      $ 2,370,944
                                                                    -----------
                  Insurance - 3.8%
                  Multi-Line Insurance - 3.0%
     32,797       Aviva Plc                                         $   528,658
     16,581       AXA                                                   668,428
      1,942       Zurich Financial Services                             520,880
                                                                    -----------
                                                                    $ 1,717,966
                                                                    -----------
                  Property & Casualty Insurance - 0.8%
     41,840       Mitsui Sumitomo Insurance Co.                     $   458,317
                                                                    -----------
                  Total Insurance                                   $ 2,176,283
                                                                    -----------
                  Real Estate - 1.5%
                  Real Estate Management & Development - 1.5%
     35,681       Mitsui Fudosan Co.*                               $   872,495
                                                                    -----------
                  Total Real Estate                                 $   872,495
                                                                    -----------
                  Software & Services - 0.3%
                  Application Software - 0.3%
      2,900       Sap AG                                            $   153,985
                                                                    -----------
                  Total Software & Services                         $   153,985
                                                                    -----------
                  Technology Hardware & Equipment - 3.2%
                  Communications Equipment - 0.8%
    115,966       Ericsson LM                                       $   467,353
                                                                    -----------
                  Electronic Equipment & Instruments - 1.0%
      7,377       Nidec Corp.                                       $   571,331
                                                                    -----------
                  Office Electronics - 1.4%
     14,418       Canon, Inc.                                       $   816,396
                                                                    -----------
                  Total Technology Hardware &
                  Equipment                                         $ 1,855,080
                                                                    -----------
                  Semiconductors - 2.7%
                  Semiconductor Equipment - 1.6%
     11,594       Tokyo Electron, Ltd.                              $   915,424
                                                                    -----------
                  Semiconductors - 1.1%
     45,365       Hon Hai Precision Industry, (G.D.R)*              $   638,853
                                                                    -----------
                  Total Semiconductors                              $ 1,554,277
                                                                    -----------
                  Telecommunication Services - 5.8%
                  Alternative Carriers - 2.4%
     12,800       Fastweb                                           $   728,433
     88,280       Inmarsat Plc                                          657,476
                                                                    -----------
                                                                    $ 1,385,909
                                                                    -----------
                  Integrated Telecommunication Services - 2.4%
        126       Nippon Telegraph & Telephone Corp.                $   622,515
     23,148       Telekom Austria AG                                    619,481
     19,881       Telekomunikacja Polska SA                             167,869
                                                                    -----------
                                                                    $ 1,409,865
                                                                    -----------
                  Wireless Telecommunication Services - 1.0%
     11,427       Mobile Telesystems (A.D.R.)                       $   573,521
                                                                    -----------
                  Total Telecommunication Services                  $ 3,369,295
                                                                    -----------
                  Utilities - 2.3%
                  Electric Utilities - 2.3%
     11,500       Chubu Electric Power Co., Inc.                    $   343,408
      7,071       E.On AG                                               959,126
                                                                    -----------
                                                                    $ 1,302,534
                                                                    -----------
                  Total Utilities                                   $ 1,302,534
                                                                    -----------
                  TOTAL COMMON STOCKS
                  (Cost $46,981,250)                                $55,073,288
                                                                    ===========

8    The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                                Value
                  TEMPORARY CASH INVESTMENT - 1.0%
                  Security Lending Collateral - 1.0%
    584,348       Securities Lending Investment Fund, 5.26%         $   584,348
                                                                    -----------
                  TOTAL TEMPORARY CASH INVESTMENT
                  (Cost $584,348)                                   $   584,348
                                                                    -----------
                  TOTAL INVESTMENT IN SECURITIES - 98.4%
                  (Cost $48,735,885) (a)                            $56,719,742
                                                                    -----------
                  OTHER ASSETS AND LIABILITIES - 1.6%               $   931,349
                                                                    -----------
                  TOTAL NET ASSETS - 100.0%                         $57,651,091
                                                                    ===========

*           Non-income producing security
(A.D.R.)    American Depositary Receipt
(G.D.R.)    Global Depositary Receipt
144A        Security is exempt from registration under Rule 144A of the
            Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2006, the value of these securities amounted to $570,403 or 1.0% of net assets.
(a)         Distributions of investments by country of issue, as percentage of total equity holdings (excluding temporary cash investments) is as follows:

       Japan                                     28.9%
       United Kingdom                            13.5%
       France                                     8.5%
       Switzerland                                7.3%
       Germany                                    6.9%
       Brazil                                     3.4%
       South Korea                                3.3%
       Australia                                  3.0%
       Russia                                     3.0%
       Italy                                      2.7%
       Singapore                                  2.4%
       Turkey                                     1.6%
       Ireland                                    1.5%
       Belgium                                    1.5%
       Sweden                                     1.4%
       United States                              1.3%
       South Africa                               1.1%
       Taiwan                                     1.1%
       Netherlands                                1.1%
       Austrialia                                 1.1%
       Mexico                                     1.0%
       Spain                                      1.0%
       Other (individually less than 1%)          3.4%
                                                -----
                                                100.0%
                                                =====

(b)         At December 31, 2006, the following security was out on loan:


   Shares      Security                               Value
    6,068      Uniao de Bancos Brasileiros S.A.
                 (Unibanco) (G.D.R.) (144A)        $564,081
                                                   --------
                                                   $564,081
                                                   ========

  The accompanying notes are an integral part of these financial statements.   9

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            Year            Year          Year
                                                                            Ended           Ended         Ended     5/1/03 (a) to
Class II                                                                  12/31/06         12/31/05      12/31/04      12/31/03
Net asset value, beginning of period                                     $    13.63       $   11.84     $   10.04     $    7.76
                                                                         ----------       ---------     ---------     ---------
Increase from investment operations:
 Net investment income (loss)                                            $     0.00(c)    $    0.04     $   (0.02)    $    0.05
 Net realized and unrealized gain on investments and foreign
  currency transactions                                                        3.07            1.76          1.86          2.29
                                                                         ----------       ---------     ---------     ---------
  Net increase from investment operations                                $     3.07       $    1.80     $    1.84     $    2.34
Distributions to shareowners:
 Net investment income                                                        (0.04)          (0.01)        (0.04)        (0.06)
                                                                         ----------       ---------     ---------     ---------
 Net increase in net asset value                                         $     3.03       $    1.79     $    1.80     $    2.28
                                                                         ----------       ---------     ---------     ---------
 Net asset value, end of period                                          $    16.66       $   13.63     $   11.84     $   10.04
                                                                         ==========       =========     =========     =========
Total return*                                                                 22.59%          15.19%        18.42%        30.31%(b)
Ratio of net expenses to average net assets+                                   1.69%           1.84%         2.13%         2.02%**
Ratio of net investment income (loss) to average net assets+                   0.38%           0.36%        (0.11)%       (0.81)%**
Portfolio turnover rate                                                         153%            108%          129%           99%(b)
Net assets, end of period (in thousands)                                 $   25,605       $   5,726     $   4,133     $     1,081
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                  1.69%           1.84%         2.13%         2.02%**
 Net investment income (loss)                                                  0.38%           0.36%        (0.11)%       (0.81)%**

(a)  Class II shares were first publicly offered on May 1, 2003.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expenses risk charges, separate account charges, and sales charges.

10    The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $564,081)
   (cost $48,735,885)                                                                   $ 56,719,742
 Cash                                                                                      1,827,837
 Foreign currencies, at value (cost $101)                                                        101
 Receivables --
 Investment securities sold                                                                  188,792
 Fund shares sold                                                                             43,806
 Dividends, interest and foreign taxes withheld                                               52,821
 Other                                                                                         2,524
                                                                                        ------------
   Total assets                                                                         $ 58,835,623
                                                                                        ------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                        $    287,262
 Fund shares repurchased                                                                     150,665
 Upon return of securities loaned                                                            584,348
 Forward foreign currency portfolio hedge contracts, open -- net                                 451
 Due to affiliates                                                                             9,975
 Accrued expenses                                                                            151,831
                                                                                        ------------
   Total liabilities                                                                    $  1,184,532
                                                                                        ------------
NET ASSETS:
 Paid-in capital                                                                        $ 52,872,762
 Undistributed net investment income                                                         217,885
 Accumulated net realized loss on investments                                             (3,428,334)
 Net unrealized gain on:
 Investments                                                                               7,983,857
 Forward foreign currency contracts and other assets and liabilities denominated
  in foreign currencies                                                                        4,921
                                                                                        ------------
   Total net assets                                                                     $ 57,651,091
                                                                                        ------------
NET ASSET VALUE PER SHARE:
 Class I:
 (No par value, unlimited number of shares authorized)
 Net assets                                                                             $ 32,045,993
 Shares outstanding                                                                        1,910,832
                                                                                        ------------
 Net asset value per share                                                              $      16.77
 Class II:
 (No par value, unlimited number of shares authorized)
 Net assets                                                                             $ 25,605,098
 Shares outstanding                                                                        1,536,750
                                                                                        ------------
 Net asset value per share                                                              $      16.66

  The accompanying notes are an integral part of these financial statements.  11

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 12/31/06
--------------------------------------------------------------------------------

                                                                                                                            Year
                                                                                                                           Ended
                                                                                                                          12/31/06
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $73,530)                                                                   $   615,866
 Interest                                                                                                                    22,003
 Income on securities loaned, net                                                                                            14,974
                                                                                                                        -----------
  Total investment income                                                                                               $   652,843
                                                                                                                        -----------
EXPENSES:
 Management fees                                                                                                        $   255,471
 Transfer agent fees and expenses                                                                                             2,897
 Distribution fees (Class II)                                                                                                20,538
 Administrative reimbursements                                                                                                6,768
 Custodian fees                                                                                                              77,984
 Professional fees                                                                                                           38,297
 Printing expenses                                                                                                           16,310
 Fees and expenses of nonaffiliated trustees                                                                                  5,852
 Miscellaneous                                                                                                               18,178
                                                                                                                        -----------
  Total expenses                                                                                                        $   442,295
                                                                                                                        -----------
  Net expenses                                                                                                          $   442,295
                                                                                                                        -----------
    Net investment income                                                                                               $   210,548
                                                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
 Investments                                                                                                            $ 9,571,942
 Forward foreign currency contracts and other assets and liabilities denominated in foreign currencies                        7,472
                                                                                                                        -----------
                                                                                                                        $ 9,579,414
                                                                                                                        -----------
Change in net unrealized gain or (loss) from:
 Investments                                                                                                            $(3,663,013)
 Forward foreign currency contracts and other assets and liabilities denominated in foreign currencies                        5,415
                                                                                                                        -----------
                                                                                                                        $(3,657,598)
                                                                                                                        -----------
 Net gain on investments and foreign currency transactions                                                              $ 5,921,816
                                                                                                                        -----------
 Net increase in net assets resulting from operations                                                                   $ 6,132,364
                                                                                                                        -----------

12  The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                       Year                Year
                                                                                                      Ended               Ended
                                                                                                     12/31/06            12/31/05
FROM OPERATIONS:
Net investment income                                                                              $    210,548        $    163,925
Net realized gain on investments                                                                      9,579,414           4,186,631
Change in net unrealized (loss) on investments and foreign currency transactions                     (3,657,598)           (617,934)
                                                                                                   ------------        ------------
  Net increase in net assets resulting from operations                                             $  6,132,364        $  3,732,622
                                                                                                   ------------        ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I                                                                                           $   (100,558)       $    (31,154)
 Class II                                                                                               (20,184)             (3,084)
                                                                                                   ------------        ------------
  Total distributions to shareowners                                                               $   (120,742)       $    (34,238)
                                                                                                   ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                                   $  5,815,627        $  3,244,454
Shares issued in reorganization                                                                      25,497,152                  --
Reinvestment of distributions                                                                           120,741              34,238
Cost of shares repurchased                                                                           (6,695,775)         (7,067,685)
                                                                                                   ------------        ------------
  Net increase (decrease) in net assets resulting from Fund share transactions                     $ 24,737,745        $ (3,788,993)
                                                                                                   ------------        ------------
  Net increase (decrease) in net assets                                                            $ 30,749,367        $    (90,609)
NET ASSETS:
Beginning of year                                                                                  $ 26,901,724        $ 26,992,333
                                                                                                   ------------        ------------
End of year                                                                                        $ 57,651,091        $ 26,901,724
                                                                                                   ============        ============
Undistributed net investment income                                                                $    217,885        $    120,607
                                                                                                   ------------        ------------

  The accompanying notes are an integral part of these financial statements.  13

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer International Value VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio
       (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio
       (International Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio
       (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio
       (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio
       (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio
       (Real Estate Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio
       (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio
       (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio
       (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)
       (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio)
       (Class II shares only)
   Pioneer Small and Mid Cap Growth VCT Portfolio
       (Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio)
       (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio)
       (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

The Portfolio commenced operations on May 1, 2003.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of the VCT Portfolio is to seek long-term capital growth.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Portfolio. The Portfolio may also take into consideration other significant events in determining the fair value of these securities. Thus, the Portfolio's securities valuations may differ from prices reported by the various local exchanges and markets. At December 31, 2006, there were no fair valued securities except as noted below. Temporary cash investments are valued at amortized cost.

     All securities that trade in foreign markets whose closing prices are as of times prior to the close of the NYSE and that are held by International Value Portfolio are fair valued using vendor-supplied pricing updates for each security to the time of the close of the NYSE. Temporary cash investments and securities held by the Portfolio are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of December 31, 2006, the Portfolio had no outstanding portfolio hedges. As of December 31, 2006, the Portfolio's gross forward currency settlement contracts receivable and payable were $287,262 and $287,713, respectively, resulting in a net payable of $451.

D.   Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2006, no such taxes were paid.

     In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. The estimated reserve for taxes on repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding year of such investments and the related tax rates and other such factors. As of December 31, 2006, the Portfolio had no reserves related to taxes on the repatriation of foreign currencies.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, the Portfolio had a net capital loss carryforward of $3,939,983, of which the following amounts will expire between 2010 and 2011 if not utilized: $1,808,985 in 2010 and $2,130,998 in
     2011.

     At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.


------------------------------------------------------------------------------------------------------------
                                           Undistributed Net       Accumulated Net
Portfolio                                  Investment Income         Realized Loss        Paid-In Capital
------------------------------------------------------------------------------------------------------------
Pioneer International Value VCT Portfolio        $  7,472           $ (7,472)                 $   --
                                                 ========           ========                  =======
------------------------------------------------------------------------------------------------------------

     The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------------------------------
                                                                                    2006         2005
--------------------------------------------------------------------------------------------------------

Distributions paid from:
Ordinary Income                                                              $   120,742    $    34,238
                                                                             -----------    -----------
 Total distributions                                                         $   120,742    $    34,238
                                                                             ===========    ===========
Distributable Earnings:
Undistributed ordinary income                                                $   217,434
Capital loss carryforward                                                       (669,903)
Capital loss carryforward from International Value VCT Portfolio (limited)    (3,939,983)
Unrealized appreciation                                                        7,830,975
                                                                             -----------
 Total                                                                       $ 4,778,329
                                                                             ===========
--------------------------------------------------------------------------------------------------------

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     For the fiscal year ending December 31, 2006, International Value Portfolio has elected to pass through foreign tax credits of $58,636.

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark to market on forward currency contracts.

E.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

F.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or sub custodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.85% up to $500 million and 0.75% on assets over $500 million.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $4,145 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $5,305 in transfer agent fees payable to PIMSS at December 31, 2006.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

4.   Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $525 payable to PFD at December 31, 2006.

5.   Aggregate Unrealized Appreciation and Depreciation

At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                                        Net
                                                                    Gross            Gross          Appreciation/
                                                  Tax Cost       Appreciation     Depreciation     (Depreciation)
----------------------------------------------------------------------------------------------------------------------
Pioneer International Value VCT Portfolio       $48,894,138      $8,083,695       $(258,091)       $7,825,604
                                                ===========      ==========       =========        ==========
----------------------------------------------------------------------------------------------------------------------

6.   Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $47,012,489 and $48,643,695, respectively.

7.   Capital Shares

At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

----------------------------------------------------------------------------------------------------------
Pioneer International Value VCT Portfolio   '06 Shares  '06 Amount     '05 Shares       '05 Amount
----------------------------------------------------------------------------------------------------------
CLASS I:
Shares sold                                   103,410   $ 1,561,977       48,222       $   576,930
Shares issued in reorganization               604,476    10,064,511           --                --
Reinvestment of distributions                   7,188       100,557        2,721            31,154
Shares repurchased                           (348,668)   (5,239,852)    (430,261)       (5,229,863)
                                        -----------------------------------------------------------
Net increase (decrease)                       366,406   $ 6,487,193     (379,318)      $(4,621,779)
                                        ===========================================================
CLASS II:
Shares sold                                   282,201   $ 4,253,650      218,007       $ 2,667,524
Shares issued in reorganization               933,050    15,432,641           --                --
Reinvestment of distributions                   1,451        20,184          270             3,084
Shares repurchased                           (100,055)   (1,455,923)    (147,285)       (1,837,822)
                                        -----------------------------------------------------------
Net increase                                1,116,647   $18,250,552       70,992       $   832,786
                                        ===========================================================
----------------------------------------------------------------------------------------------------------

8.   Merger Information

On December 14, 2006, beneficial owners of Pioneer Europe VCT Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on December 15, 2006, by exchanging all of Pioneer Europe VCT Portfolio's Class I and Class II net assets for Pioneer International Value VCT Portfolio's shares, based on Pioneer International Value VCT Portfolio's Class I and Class II shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                      Pioneer International       Pioneer Europe        Pioneer International
                                       Value VCT Portfolio         VCT Portfolio         Value VCT Portfolio
                                      (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
----------------------------------------------------------------------------------------------------------------
Net Assets
Class I                                  $21,992,184              $10,064,511              $32,056,695
Class II                                   9,736,352               15,432,641               25,168,993
                                         -----------              -----------              -----------
Total Net Assets                         $31,728,536              $25,497,152              $57,225,688
                                         ===========              ===========              ===========
Shares Outstanding
Class I                                    1,321,228                  695,710                1,925,704
Class II                                     588,712                1,086,039                1,521,761
Shares Issued in Reorganization
Class I                                                                                        604,476
Class II                                                                                       933,050
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            Accumulated
                                 Unrealized Appreciation   Gain/(Loss) on
                                     on Closing Date        Closing Date
--------------------------------------------------------------------------------
Pioneer Europe VCT Portfolio           $6,114,583        $(3,144,553)
                                       ==========        ===========
--------------------------------------------------------------------------------

9.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer International Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer International Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Value VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio (the "Fund")

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of break points in the management fee, reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the first quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the third quintile of the peer group for the three years ended June 30, 2006, the second quintile for the five years ended June 30, 2006 and the fifth quintile for the ten year period ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also noted that the return of the Fund, before deduction of expenses, exceeded the return of the Fund's benchmark index for the 12-month period ended June 30, 2006. The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was satisfactory.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee, based on 2006 data, was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the fifth quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in the management fees, the Trustees concluded

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     that any perceived or potential economies of scale would be shared at future asset levels, in a reasonable manner as the Fund grows in size, between Fund's shareholders and the Investment Adviser.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer International Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                                            Trustees and Officers
Pioneer Investment Management, Inc.                                           The trust's Board of Trustees provides broad
                                                                              supervision over the portfolio's affairs. The
Custodian                                                                     officers of the trust are responsible for the
Brown Brothers Harriman & Co.                                                 trust's operations. The trust's Trustees and
                                                                              officers are listed below, together with their
Independent Registered Public Accounting Firm                                 principal occupations during the past five years.
Ernst & Young LLP                                                             Trustees who are interested persons of the trust
                                                                              within the meaning of the 1940 Act are referred to
Principal Underwriter                                                         as Interested Trustees. Trustees who are not
Pioneer Funds Distributor, Inc.                                               interested persons of the trust are referred to as
                                                                              Independent Trustees. Each of the Trustees serves as
Legal Counsel                                                                 a trustee of each of the 86 U.S. registered
Wilmer Cutler Pickering Hale and Dorr LLP                                     investment portfolios for which Pioneer serves as
                                                                              investment adviser (the "Pioneer Funds"). The
Shareowner Services and Transfer                                              address for all Interested Trustees and all officers
Pioneer Investment Management Shareholder Services, Inc.                      of the trust is 60 State Street, Boston,
                                                                              Massachusetts 02109.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 1994. Serves     Deputy Chairman and a Director   Director of ICI Mutual
                           Board, Trustee    until a successor trustee      of Pioneer Global Asset          Insurance Company
                           and President     is elected or earlier          Management S.p.A. ("PGAM");
                                             retirement or removal.         Non-Executive Chairman and a
                                                                            Director of Pioneer Investment
                                                                            Management USA Inc.
                                                                            ("PIM-USA"); Chairman and a
                                                                            Director of Pioneer; Chairman
                                                                            and Director of Pioneer
                                                                            Institutional Asset
                                                                            Management, Inc. (since 2006);
                                                                            Director of Pioneer
                                                                            Alternative Investment
                                                                            Management Limited (Dublin);
                                                                            President and a Director of
                                                                            Pioneer Alternative Investment
                                                                            Management (Bermuda) Limited
                                                                            and affiliated funds; Director
                                                                            of PIOGLOBAL Real Estate
                                                                            Investment Fund (Russia)
                                                                            (until June 2006); Director of
                                                                            Nano-C, Inc. (since 2003);
                                                                            Director of Cole Investment
                                                                            Corporation (since 2004);
                                                                            Director of Fiduciary
                                                                            Counseling, Inc.; President
                                                                            and Director of Pioneer Funds
                                                                            Distributor, Inc. ("PFD")
                                                                            (until May 2006); President of
                                                                            all of the Pioneer Funds; and
                                                                            Of Counsel, Wilmer Cutler
                                                                            Pickering Hale and Dorr LLP
                                                                            (counsel to PIM-USA and the
                                                                            Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer International Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
David R. Bock (63)         Trustee           Trustee since 2005. Serves     Senior Vice President and        Director of The
3050 K. Street NW,                           until a successor trustee      Chief Financial Officer,         Enterprise Social
Washington, DC 20007                         is elected or earlier          I-trax, Inc. (publicly traded    Investment Company
                                             retirement or removal.         health care services company)    (privately-held
                                                                            (2001 - present); Managing       affordable housing
                                                                            Partner, Federal City Capital    finance company); and
                                                                            Advisors (boutique merchant      Director of New York
                                                                            bank) (2002 to 2004); and        Mortgage Trust
                                                                            Executive Vice President and     (publicly traded
                                                                            Chief Financial Officer,         mortgage REIT)
                                                                            Pedestal Inc. (internet-based
                                                                            mortgage trading company)
                                                                            (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)          Trustee           Trustee since 2000. Serves     President, Bush International    Director of Brady
3509 Woodbine Street,                        until a successor trustee      (international financial         Corporation
Chevy Chase, MD 20815                        is elected or earlier          advisory firm)                   (industrial
                                             retirement or removal.                                          identification and
                                                                                                             specialty coated
                                                                                                             material products
                                                                                                             manufacturer);
                                                                                                             Director of Briggs &
                                                                                                             Stratton Co. (engine
                                                                                                             manufacturer);
                                                                                                             Director of Mortgage
                                                                                                             Guaranty Insurance
                                                                                                             Corporation; and
                                                                                                             Director of UAL
                                                                                                             Corporation (airline
                                                                                                             holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)  Trustee           Trustee since 2000. Serves     Founding Director, The           None
1001 Sherbrooke Street                       until a successor trustee      Winthrop Group, Inc.
West, Montreal, Quebec,                      is elected or earlier          (consulting firm); and
Canada H3A 1G5                               retirement or removal.         Desautels Faculty of
                                                                            Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)       Trustee           Trustee since 2006. Serves     Private investor (2004 -         Director of
89 Robbins Avenue,                           until a successor trustee      present); and Senior Executive   Quadriserv Inc.
Berkeley Heights, NJ                         is elected or earlier          Vice President, The Bank of      (technology products
07922                                        retirement or removal.         New York (financial and          for securities
                                                                            securities services) (1986 -     lending industry)
                                                                            2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)   Trustee           Trustee since 1995. Serves     President and Chief Executive    Director of New
200 State Street, 12th                       until a successor trustee      Officer, Newbury, Piret &        America High Income
Floor, Boston, MA 02109                      is elected or earlier          Company, Inc. (investment        Fund, Inc.
                                             retirement or removal.         banking firm)                    (closed-end
                                                                                                             investment company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)         Trustee           Trustee since 2000. Serves     President, John Winthrop &       None
One North Adgers Wharf,                      until a successor trustee      Co., Inc. (private investment
Charleston, SC 29401                         is elected or earlier          firm)
                                             retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer International Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS OFFICER
Osbert M. Hood (54)+       Executive Vice    Since 2003. Serves at the      President and Chief Executive    Trustee of certain
                           President         discretion of the Board        Officer, PIM-USA since May       Pioneer Funds
                                                                            2003 (Director since January
                                                                            2001; Executive Vice President
                                                                            and Chief Operating Officer
                                                                            from November 2000 - May
                                                                            2003); Director of PGAM since
                                                                            June 2003; President and
                                                                            Director of Pioneer since May
                                                                            2003; President and Director
                                                                            of Pioneer Institutional Asset
                                                                            Management, Inc. since
                                                                            February 2006; Chairman and
                                                                            Director of Pioneer Investment
                                                                            Management Shareholder
                                                                            Services, Inc. ("PIMSS") since
                                                                            May 2003; Director of PFD
                                                                            since May 2006; Director of
                                                                            Oak Ridge Investments, LLC (a
                                                                            registered investment adviser
                                                                            in which PIM-USA owns a
                                                                            minority interest) since
                                                                            January 2005; Director of
                                                                            Vanderbilt Capital Advisors,
                                                                            LLC (an institutional
                                                                            investment adviser wholly-
                                                                            owned by PIM-USA) since June
                                                                            2006; and Executive Vice
                                                                            President of all of the
                                                                            Pioneer Funds since June 2003
+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)   Secretary         Since 2000. Serves at the      Secretary of PIM-USA; Senior     None
                                             discretion of the Board        Vice President - Legal of
                                                                            Pioneer; Secretary/ Clerk of
                                                                            most of PIM-USA's
                                                                            subsidiaries; and Secretary of
                                                                            all of the Pioneer Funds since
                                                                            September 2003 (Assistant
                                                                            Secretary from November 2000
                                                                            to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42) Assistant         Since 2003. Serves at the      Vice President and Senior        None
                           Secretary         discretion of the Board        Counsel of Pioneer since July
                                                                            2002; Vice President and
                                                                            Senior Counsel of BISYS Fund
                                                                            Services, Inc. (April 2001 to
                                                                            June 2002); Senior Vice
                                                                            President and Deputy General
                                                                            Counsel of Funds Distributor,
                                                                            Inc. (July 2000 to April
                                                                            2001); and Assistant Secretary
                                                                            of all of the Pioneer Funds
                                                                            since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45) Assistant         Since 2006. Serves at the      Partner, Wilmer Cutler           None
                           Secretary         discretion of the Board        Pickering Hale and Dorr LLP;
                                                                            and Assistant Secretary of all
                                                                            of the Pioneer Funds since
                                                                            July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)          Treasurer         Since 2000. Serves at the      Vice President - Fund            None
                                             discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Treasurer of all
                                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)       Assistant         Since 2004. Serves at the      Deputy Treasurer of Pioneer      None
                           Treasurer         discretion of the Board        since 2004; Treasurer and
                                                                            Senior Vice President, CDC
                                                                            IXIS Asset Management Services
                                                                            from 2002 to 2003; Assistant
                                                                            Treasurer and Vice President,
                                                                            MFS Investment Management from
                                                                            1997 to 2002; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds since November
                                                                            2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)      Assistant         Since 2000. Serves at the      Assistant Vice President -       None
                           Treasurer         discretion of the Board        Fund Accounting,
                                                                            Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)         Assistant         Since 2002. Serves at the      Fund Accounting Manager - Fund   None
                           Treasurer         discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Pioneer International Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS OFFICER
Katherine Kim Sullivan     Assistant         Since 2003. Serves at the      Fund Administration Manager -    None
(33)                       Treasurer         discretion of the Board        Fund Accounting,
                                                                            Administration and
                                                                            Controllership Services since
                                                                            June 2003; Assistant Vice
                                                                            President - Mutual Fund
                                                                            Operations of State Street
                                                                            Corporation from June 2002 to
                                                                            June 2003 (formerly Deutsche
                                                                            Bank Asset Management);
                                                                            Pioneer Fund Accounting,
                                                                            Administration and
                                                                            Controllership Services (Fund
                                                                            Accounting Manager from August
                                                                            1999 to May 2002); and
                                                                            Assistant Treasurer of all of
                                                                            the Pioneer Funds since
                                                                            September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)    Chief             Since 2006. Serves at the      Chief Compliance Officer of      None
                           Compliance        discretion of the Board        Pioneer and all of the Pioneer
                           Officer                                          Funds since March 2006; Vice
                                                                            President and Senior Counsel
                                                                            of Pioneer since September
                                                                            2004; and Senior Vice
                                                                            President and Counsel, State
                                                                            Street Research & Management
                                                                            Company (February 1998 to
                                                                            September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18671-01-0207


                                                           [LOGO] PIONEER
                                                                  Investments(R)





                                                PIONEER VARIABLE CONTRACTS TRUST

                          Pioneer Mid Cap Value VCT Portfolio -- Class II Shares








                                                                   ANNUAL REPORT

                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio
  Portfolio and Performance Update                    2
  Comparing Ongoing Portfolio Expenses                3
  Portfolio Management Discussion                     4
  Schedule of Investments                             5
  Financial Statements                                8
  Notes to Financial Statements                      12
  Report of Independent Registered Public
    Accounting Firm                                  17
  Factors Considered by the Independent Trustees
    in Approving the Management Contract             18
  Trustees, Officers and Service Providers           21


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks              97.5%
Temporary Cash Investment        2.5%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                      24.1%
Consumer Discretionary          14.8%
Information Technology          11.6%
Utilities                       10.8%
Consumer Staples                 9.4%
Industrials                      8.6%
Materials                        7.0%
Health Care                      6.8%
Energy                           5.7%
Telecommunication Services       1.2%

Five Largest Holdings
(As a percentage of equity holdings)

  1.       UNUM Corp.                   2.47%
  2.       NCR Corp.                    2.39
  3.       Ball Corp.                   2.20
  4.       Air Products
            & Chemicals, Inc.           2.14
  5.       The Interpublic Group of
            Companies, Inc.             2.14

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06

Prices and Distributions

                               12/31/06      12/31/05
Net Asset Value per Share       $20.24        $24.72

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $  -           $1.8961           $4.7000

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

        Russell Mid-Cap Value Index     Pioneer Mid Cap Value VCT Portfolio
12/96               10000                              10000
                    12438                              13437
12/98               11916                              14120
                    13438                              14104
12/00               15808                              16810
                    16792                              17200
12/02               14881                              15542
                    20400                              21458
12/04               24841                              26544
                    26739                              29902
12/06               30020                              35947

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

Net Asset Value
10 Years            11.62%
5 Years             12.32%
1 Year              12.27%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                           II
---------------------------------------------   --------------
Beginning Account Value on 7/1/06                 $ 1,000.00
Ending Account Value on 12/31/06                  $ 1,110.92
Expenses Paid During Period*                      $     5.11

* Expenses are equal to the Portfolio's annualized expense ratio of 0.96% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                           II
---------------------------------------------   --------------
Beginning Account Value on 7/1/06                 $ 1,000.00
Ending Account Value on 12/31/06                  $ 1,020.37
Expenses Paid During Period*                      $     4.89

* Expenses are equal to the Portfolio's annualized expense ratio of 0.96% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

Domestic stock prices trended up through most of 2006, as the market ascent was interrupted only during a slump from mid-May through mid-July, when fears of higher interest rates and rising energy prices took hold. However in the final half of the year, investors grew more confident about stocks as energy prices receded and the Federal Reserve Board kept short-term interest rate levels stable. Earlier in the year, many lower-quality and more volatile stocks tended to outperform. In the latter part of the year, the rally was more broad-based. In the following discussion, Rod Wright, portfolio manager of Pioneer Mid Cap Value VCT Portfolio, provides an update on the Portfolio, its investment strategies, and the factors that influenced performance during the 12 months ended December 31, 2006.

Q. How did the Portfolio perform in 2006?

A. The Portfolio trailed the mid-cap value sector and the overall market during the year. Pioneer Mid Cap Value VCT Portfolio (Class II shares) had a total return of 12.27%, at net asset value, for the 12 months ending December 31, 2006. During the same year, the Russell Midcap Value Index rose by 20.22%, while the Standard & Poor's 500 Index gained 15.78%. The average return of the 65 portfolios in Lipper's Mid-Cap Value Funds category was 14.39%.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What were the principal factors that influenced performance during the year?

A. The Portfolio struggled in the early months, when the stock market surged, led by the types of stocks that we tend to avoid. In the final six months of the year, our lack of exposure to real estate investment trusts hurt, as did some of our stock selections in the insurance industry. We declined to invest in real estate investment trusts because they appeared to be richly priced, but they nevertheless rallied in late 2006, helped in part by some high-profile buyouts by private equity funds. No one financial holding hurt significantly, but several of our insurance holdings, including UNUM and Genworth, trailed the market.

   Overall, while the Portfolio had good absolute performance, the companies in which we invest were out of favor. Our investment discipline emphasizes companies that we believe are higher quality - companies that generally have these characteristics:
   o High returns on equity and invested capital;
   o Good growth and profit records;
   o Solid balance sheets;
   o Strong managements; and
   o Solid positions in their markets.

Q. What were some of the investments that most affected performance?

A. A number of our holdings did perform very well in 2006. We had particularly strong results from U.S. Tobacco; telecommunications equipment company Tellabs; grocery chain Safeway; motorcycle producer Harley Davidson; farm equipment company Deere; consumer staples company International Flavors and Fragrances; and Laboratory Corporation of America, a leader in DNA testing services. In addition, two of our technology holdings were acquired by larger companies: Freescale Semiconductor and Symbol Technology, a producer of scanning equipment. We sold our positions in Tellabs and Deere during the period.

   Holdings that had disappointing results included on-line travel service Expedia; coal miner Massey Energy, which declined as energy prices dipped in the second half of the year; Boston Scientific, the medical device company that has underperformed since its acquisition of Guidant, another cardiac device company; and Palm, which produces hand-held communications and computing devices.

Q. What is your investment outlook?

A. We remain confident in our long-term strategy and invest only in those companies that meet our quality criteria. We retain our belief that if we keep to our discipline, the higher-quality companies that we favor should outperform.

   As we enter 2007, we have some optimism about the stock market. The economy appears to be strong, corporate earnings are growing, while energy prices and short-term interest rates have stabilized. We believe that these factors should have a dominant influence on the economy and stock performance, despite pockets of concern, such as the weak housing market. Overall, we think the solid economic picture should help stock market performance.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

Shares                                                                 Value
                  COMMON STOCKS - 99.1%
                  Energy - 5.7%
                  Coal & Consumable Fuels - 1.2%
     199,110      Massey Energy Co.                             $  4,625,325
                                                                ------------
                  Integrated Oil & Gas - 1.0%
      81,310      Hess Corp.                                    $  4,030,537
                                                                ------------
                  Oil & Gas Equipment & Services - 0.7%
      63,752      Weatherford Intl, Inc.*                       $  2,664,196
                                                                ------------
                  Oil & Gas Exploration & Production - 2.1%
      88,300      Plains Exploration & Product*                 $  4,196,899
     111,900      Southwestern Energy Co.*                         3,922,095
                                                                ------------
                                                                $  8,118,994
                                                                ------------
                  Oil & Gas Refining & Marketing - 0.7%
      44,304      Tesoro Petroleum Corp.                        $  2,913,874
                                                                ------------
                  Total Energy                                  $ 22,352,926
                                                                ------------
                  Materials - 7.0%
                  Diversified Metals & Mining - 1.0%
      66,500      Freeport-McMoRan Copper & Gold, Inc.
                  (Class B)                                     $  3,706,045
                                                                ------------
                  Industrial Gases - 2.1%
     118,682      Air Products & Chemicals, Inc.                $  8,340,971
                                                                ------------
                  Metal & Glass Containers - 2.2%
     196,436      Ball Corp.                                    $  8,564,610
                                                                ------------
                  Specialty Chemicals - 1.7%
     138,110      International Flavor & Fragrances, Inc.       $  6,789,488
                                                                ------------
                  Total Materials                               $ 27,401,114
                                                                ------------
                  Capital Goods - 4.2%
                  Electrical Component & Equipment - 1.4%
     118,400      Thomas & Betts Corp.*                         $  5,597,952
                                                                ------------
                  Industrial Conglomerates - 1.3%
     162,710      Tyco International, Ltd.                      $  4,946,384
                                                                ------------
                  Trading Companies & Distributors - 1.5%
      87,446      W.W. Grainger, Inc.                           $  6,115,973
                                                                ------------
                  Total Capital Goods                           $ 16,660,309
                                                                ------------
                  Commercial Services & Supplies - 3.4%
                  Diversified Commercial Services - 1.6%
     158,100      Equifax, Inc.                                 $  6,418,860
                                                                ------------
                  Environmental & Facilities Services - 1.8%
     171,773      Republic Services, Inc.                       $  6,986,008
                                                                ------------
                  Total Commercial Services
                  & Supplies                                    $ 13,404,868
                                                                ------------

Shares                                                                 Value
                  Transportation - 0.9%
                  Railroads - 0.9%
     104,100      CSX Corp.                                     $  3,584,163
                                                                ------------
                  Total Transportation                          $  3,584,163
                                                                ------------
                  Automobiles & Components - 0.9%
                  Auto Parts & Equipment - 0.9%
      62,700      Borg-Warner Automotive, Inc.                  $  3,700,554
                                                                ------------
                  Total Automobiles & Components                $  3,700,554
                                                                ------------
                  Consumer Durables & Apparel - 2.2%
                  Consumer Electronics - 0.9%
      37,000      Harman International Industries, Inc.         $  3,696,670
                                                                ------------
                  Housewares & Specialties - 1.3%
      59,000      Fortune Brands, Inc.                          $  5,038,010
                                                                ------------
                  Total Consumer Durables
                  & Apparel                                     $  8,734,680
                                                                ------------
                  Consumer Services - 4.3%
                  Casinos & Gaming - 1.7%
      81,210      Harrah's Entertainment, Inc.                  $  6,717,691
                                                                ------------
                  Education Services - 1.1%
     114,500      Apollo Group, Inc.*                           $  4,462,065
                                                                ------------
                  Hotels, Resorts & Cruise Lines - 1.5%
     120,100      Carnival Corp.                                $  5,890,905
                                                                ------------
                  Total Consumer Services                       $ 17,070,661
                                                                ------------
                  Media - 5.7%
                  Advertising - 2.1%
     679,080      The Interpublic Group of Companies, Inc.*     $  8,311,939
                                                                ------------
                  Broadcasting & Cable TV - 2.6%
     214,422      Clear Channel Communications, Inc.            $  7,620,558
      92,315      Entercom Communications Corp.                    2,601,437
                                                                ------------
                                                                $ 10,221,995
                                                                ------------
                  Publishing - 1.0%
      66,200      Gannett Co.                                   $  4,002,452
                                                                ------------
                  Total Media                                   $ 22,536,386
                                                                ------------
                  Retailing - 1.5%
                  Department Stores - 1.5%
      73,800      J.C. Penney Co., Inc.                         $  5,709,168
                                                                ------------
                  Total Retailing                               $  5,709,168
                                                                ------------
                  Food & Drug Retailing - 3.1%
                  Food Retail - 3.1%
     264,900      Kroger Co.                                    $  6,111,243
     177,508      Safeway, Inc.                                    6,134,676
                                                                ------------
                                                                $ 12,245,919
                                                                ------------
                  Total Food & Drug Retailing                   $ 12,245,919
                                                                ------------

The accompanying notes are an integral part of these financial statements.     5

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                     (continued)
--------------------------------------------------------------------------------

Shares                                                             Value
                  Food, Beverage & Tobacco - 5.1%
                  Brewers - 1.1%
      59,331      Molson Coors Brewing Co. (Class B)        $  4,535,262
                                                            ------------
                  Packaged Foods & Meats - 1.4%
     106,000      William Wrigley Jr. Co.                   $  5,482,320
                                                            ------------
                  Tobacco - 2.6%
      67,000      Loews Corp. -- Carolina Group*            $  4,336,240
      98,110      UST, Inc.                                    5,710,002
                                                            ------------
                                                            $ 10,046,242
                                                            ------------
                  Total Food, Beverage & Tobacco            $ 20,063,824
                                                            ------------
                  Household & Personal Products - 1.1%
                  Personal Products - 1.1%
     134,400      Avon Products, Inc.                       $  4,440,576
                                                            ------------
                  Total Household & Personal
                  Products                                  $  4,440,576
                                                            ------------
                  Health Care Equipment & Services - 6.8%
                  Health Care Equipment - 1.0%
     237,410      Boston Scientific Corp.*                  $  4,078,704
                                                            ------------
                  Health Care Services - 1.5%
      77,662      Laboratory Corp. of America Holdings*     $  5,705,827
                                                            ------------
                  Health Care Supplies - 1.3%
     118,500      Cooper Companies, Inc.                    $  5,273,250
                                                            ------------
                  Managed Health Care - 3.0%
      92,600      AETNA, Inc.                               $  3,998,468
      57,714      CIGNA Corp.                                  7,593,431
                                                            ------------
                                                            $ 11,591,899
                                                            ------------
                  Total Health Care Equipment
                  & Services                                $ 26,649,680
                                                            ------------
                  Banks - 8.5%
                  Regional Banks - 6.0%
     134,125      KeyCorp                                   $  5,100,774
     110,510      Marshall & Ilsley Corp.                      5,316,636
      67,610      PNC Bank Corp.                               5,005,844
     141,810      TCF Financial Corp.                          3,888,430
      52,200      Zions BanCorp.                               4,303,368
                                                            ------------
                                                            $ 23,615,052
                                                            ------------
                  Thrifts & Mortgage Finance - 2.5%
     376,721      Hudson City Bancorp, Inc.                 $  5,228,887
      96,599      The PMI Group, Inc.                          4,556,575
                                                            ------------
                                                            $  9,785,462
                                                            ------------
                  Total Banks                               $ 33,400,514
                                                            ------------

Shares                                                             Value
                  Diversified Financials - 5.0%
                  Asset Management & Custody Banks - 3.2%
     177,314      Federated Investors, Inc.                 $  5,989,667
      70,000      Legg Mason, Inc.                             6,653,500
                                                            ------------
                                                            $ 12,643,167
                                                            ------------
                  Investment Banking & Brokerage - 1.8%
     314,600      E*TRADE Financial Corp.*                  $  7,053,332
                                                            ------------
                  Total Diversified Financials              $ 19,696,499
                                                            ------------
                  Insurance - 7.5%
                  Insurance Brokers - 0.7%
      77,610      Aon Corp.                                 $  2,742,737
                                                            ------------
                  Life & Health Insurance - 2.5%
     462,411      UNUM Corp.                                $  9,608,901
                                                            ------------
                  Multi-Line Insurance - 0.9%
     103,828      Genworth Financial, Inc.                  $  3,551,956
                                                            ------------
                  Property & Casualty Insurance - 2.4%
      55,500      Ambac Financial Group, Inc.               $  4,943,385
     163,000      Progressive Corp.                            3,947,860
         943      White Mountains Insurance Group, Ltd.          546,402
                                                            ------------
                                                            $  9,437,647
                                                            ------------
                  Reinsurance - 1.0%
     131,292      Platinum Underwriter Holdings, Ltd.       $  4,062,174
                                                            ------------
                  Total Insurance                           $ 29,403,415
                                                            ------------
                  Real Estate - 2.7%
                  Industrial Real Estate Investment Trusts - 0.9%
      58,500      ProLogis Trust                            $  3,555,045
                                                            ------------
                  Mortgage Real Estate Investment Trusts - 0.9%
     241,410      Annaly Capital Management, Inc.           $  3,358,013
                                                            ------------
                  Specialized Real Estate Investment Trusts - 0.9%
     145,010      Host Hotels & Resorts, Inc.               $  3,559,996
                                                            ------------
                  Total Real Estate                         $ 10,473,054
                                                            ------------
                  Software & Services - 2.7%
                  Data Processing & Outsourced Services - 1.3%
     194,100      First Data Corp.                          $  4,953,432
                                                            ------------
                  Systems Software - 1.4%
     269,900      Symantec Corp.*                           $  5,627,415
                                                            ------------
                  Total Software & Services                 $ 10,580,847
                                                            ------------
                  Technology Hardware & Equipment - 6.7%
                  Communications Equipment - 2.3%
     296,220      Juniper Networks, Inc.*                   $  5,610,407
     124,700      KBR, Inc.*                                   3,262,152
                                                            ------------
                                                            $  8,872,559
                                                            ------------

6     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                         Value
              Computer Hardware - 3.1%
 217,610      NCR Corp.*                                $  9,305,004
 211,110      Palm, Inc.*                                  2,974,540
                                                        ------------
                                                        $ 12,279,544
                                                        ------------
              Office Electronics - 1.3%
 296,719      Xerox Corp.*                              $  5,029,387
                                                        ------------
              Total Technology Hardware
              & Equipment                               $ 26,181,490
                                                        ------------
              Semiconductors - 2.1%
 222,500      Advanced Micro Devices, Inc.*             $  4,527,875
 164,500      National Semiconductor Corp.                 3,734,150
                                                        ------------
                                                        $  8,262,025
                                                        ------------
              Total Semiconductors                      $  8,262,025
                                                        ------------
              Telecommunication Services - 1.2%
              Wireless Telecommunication Services - 1.2%
 244,200      Sprint Nextel Corp.                       $  4,612,938
                                                        ------------
              Total Telecommunication Services          $  4,612,938
                                                        ------------
              Utilities - 10.7%
              Electric Utilities - 5.4%
  62,900      American Electric Power Co., Inc.         $  2,678,282
 167,081      Edison International                         7,598,844
  94,210      Firstenergy Corp.                            5,680,863
 149,400      PPL Corp.                                    5,354,496
                                                        ------------
                                                        $ 21,312,485
                                                        ------------
              Gas Utilities - 1.7%
  81,000      Questar Corp.                             $  6,727,050
                                                        ------------
              Independent Power Producer &
              Energy Traders - 1.7%
 118,266      NRG Energy, Inc.*                         $  6,624,079
                                                        ------------
              Multi-Utilities - 1.9%
 120,784      NSTAR                                     $  4,150,138
  49,700      Public Service Enterprise Group, Inc.        3,299,086
                                                        ------------
                                                        $  7,449,224
                                                        ------------
              Total Utilities                           $ 42,112,838
                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $348,201,177)                       $389,278,448
                                                        ------------

  Principal
   Amount                                                    Value
                 TEMPORARY CASH INVESTMENT - 2.5%
                 Repurchase Agreement - 2.5%
$10,000,000      UBS AG, 4.7%, dated 12/29/06,
                 repurchase price of $10,000,000
                 plus accrued interest on 1/2/06,
                 collateralized by $10,049,000 U.S.
                 Treasury Bill, 5.625%, 5/15/08       $ 10,000,000
                                                      ------------
                 TOTAL TEMPORARY CASH
                 INVESTMENT
                 (Cost $10,000,000)                   $ 10,000,000
                                                      ------------
                 TOTAL INVESTMENT IN
                 SECURITIES - 101.7%
                 (Cost $358,201,177)                  $399,278,448
                                                      ------------
                 OTHER ASSETS
                 AND LIABILITIES - (1.7)%             $ (6,581,115)
                                                      ------------
                 TOTAL NET ASSETS - 100.0%            $392,697,333
                                                      ============

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                 Year         Year        Year         Year          Year
                                                                 Ended       Ended        Ended        Ended        Ended
Class II                                                       12/31/06     12/31/05    12/31/04     12/31/03      12/31/02
Net asset value, beginning of period                           $  24.72     $ 24.44     $  20.32     $  14.86      $  17.28
                                                               --------     -------     --------     --------      --------
Increase (decrease) from investment operations:
 Net investment income                                         $   0.07     $  0.35     $   0.01     $   0.06      $   0.04
 Net realized and unrealized gain (loss) on investments            2.05        1.47         4.38         5.44         (1.96)
                                                               --------     -------     --------     --------      --------
  Net increase (decrease) from investment operations           $   2.12     $  1.82     $   4.39     $   5.50      $  (1.92)
Distributions to shareowners:
 Net investment income                                               -        (0.05)       (0.06)       (0.04)        (0.04)
 Net realized gain                                                (6.60)      (1.49)       (0.21)           -         (0.46)
                                                               --------     -------     --------     --------     --------
Net increase (decrease) in net asset value                     $  (4.48)    $  0.28     $   4.12     $   5.46      $  (2.42)
                                                               --------     -------     --------     --------     --------
Net asset value, end of period                                 $  20.24     $ 24.72     $  24.44     $  20.32      $  14.86
                                                               ========     =======     ========     ========      ========
Total return*                                                     12.27%       7.64%       21.77%       37.09%       (11.38)%
Ratio of net expenses to average net assets+                       0.96%       0.95%        0.97%        1.00%         1.07%
Ratio of net investment income to average net assets+              0.63%       0.25%        0.29%        0.60%         0.24%
Portfolio turnover rate                                             104%         42%          55%          52%           68%
Net assets, end of period (in thousands)                       $100,696     $88,217     $536,837     $211,120      $ 61,038
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      0.96%       0.95%        0.97%        1.00%         1.07%
 Net investment income                                             0.63%       0.25%        0.29%        0.60%         0.24%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      0.96%       0.95%        0.97%        1.00%         1.07%
 Net investment income                                             0.63%       0.25%        0.29%        0.60%         0.24%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

NOTE The above finiancial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.


8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities, at value (cost $358,201,177)     $ 399,278,448
 Receivables -
 Investment securities sold                                       368,305
 Fund shares sold                                                 224,247
 Dividends, interest and foreign taxes withheld                   407,175
 Other                                                              6,618
                                                            -------------
   Total assets                                             $ 400,284,793
                                                            -------------
LIABILITIES:
 Payables -
 Investment securities purchased                            $   5,047,088
 Fund shares repurchased                                        2,355,044
 Due to bank                                                       64,539
 Due to affiliates                                                 28,403
 Accrued expenses                                                  92,386
                                                            -------------
   Total liabilities                                        $   7,587,460
                                                            -------------
NET ASSETS:
 Paid-in capital                                            $ 307,374,870
 Undistributed net investment income                            3,078,676
 Accumulated net realized gain on investments                  41,166,516
 Net unrealized gain on investments                            41,077,271
                                                            -------------
   Total net assets                                         $ 392,697,333
                                                            -------------
Net Asset Value Per Share:
 Class I:
 (No par value, unlimited number of shares authorized)
  Net assets                                                $ 292,001,408
 Shares outstanding                                            14,371,145
                                                            -------------
 Net asset value per share                                  $       20.32
 Class II:
 (No par value, unlimited number of shares authorized)
  Net assets                                                $ 100,695,925
 Shares outstanding                                             4,974,295
                                                            -------------
  Net asset value per share                                 $       20.24


The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 12/31/06
--------------------------------------------------------------------------------

                                                                  Year
                                                                 Ended
                                                                12/31/06
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $5,322)         $  5,481,920
 Interest                                                         494,961
                                                             ------------
  Total investment income                                    $  5,976,881
                                                             ------------
EXPENSES:
 Management fees                                             $  2,452,157
 Transfer agent fees and expenses                                   2,970
 Distribution fees (Class II)                                     235,194
 Administrative reimbursements                                     83,636
 Custodian fees                                                    57,320
 Professional fees                                                 43,067
 Fees and expenses of nonaffiliated trustees                        5,971
 Miscellaneous                                                     29,629
                                                             ------------
  Total expenses                                             $  2,909,944
  Less fees paid indirectly                                       (12,204)
                                                             ------------
  Net expenses                                               $  2,897,740
                                                             ------------
    Net investment income                                    $  3,079,141
                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain from Investments                          $ 46,179,846
                                                             ------------
 Change in net unrealized gain or loss from Investments      $ (4,780,082)
                                                             ------------
 Net gain on investments                                     $ 41,399,764
                                                             ------------
 Net increase in net assets resulting from operations        $ 44,478,905
                                                             ============


10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                          Year                Year
                                                                                         Ended                Ended
                                                                                        12/31/06            12/31/05
FROM OPERATIONS:
Net investment income                                                                $   3,079,141       $    2,876,590
Net realized gain on investments                                                        46,179,846          146,233,723
Change in net unrealized gain or loss on investments                                    (4,780,082)         (98,298,212)
                                                                                     -------------       --------------
  Net increase in net assets resulting from operations                               $  44,478,905       $   50,812,101
                                                                                     -------------       --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I                                                                             $  (2,875,197)      $     (980,182)
 Class II                                                                                        -           (1,186,576)
Net realized gain
 Class I                                                                               (71,620,431)         (18,901,870)
 Class II                                                                              (24,935,216)         (33,992,323)
                                                                                     -------------       --------------
  Total distributions to shareowners                                                 $ (99,430,844)      $  (55,060,951)
                                                                                     -------------       --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                     $  47,649,108       $  138,080,446
Reinvestment of distributions                                                           99,430,844           55,060,951
Cost of shares repurchased                                                             (76,484,657)        (163,603,573)
Redemption in kind                                                                               -         (488,210,933)
                                                                                     -------------       --------------
  Net increase (decrease) in net assets resulting from Fund share transactions       $  70,595,295       $ (458,673,109)
                                                                                     -------------       --------------
  Net increase (decrease) in net assets                                              $  15,643,356       $ (462,921,959)

NET ASSETS:
Beginning of year                                                                      377,053,977          839,975,936
                                                                                     -------------       --------------
End of year                                                                          $ 392,697,333       $  377,053,977
                                                                                     =============       ==============
Undistributed net investment income, end of year                                     $   3,078,676       $    2,874,732
                                                                                     =============       ==============


The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:


Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio)
       (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Portfolio is to seek capital appreciation.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. Investing in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2006, the Portfolio had no open contracts.

C. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At December 31, 2006, the Portfolio had no outstanding portfolio or settlement hedges.

E. Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, the Portfolio had a net capital loss carryforward of $1,738,582 which will expire in 2010 if not utilized.

   The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                   2006             2005
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                $30,630,865      $ 6,510,571
 Long-Term capital gain                          68,799,978       48,550,380
                                                -----------------------------
                                                $99,430,843      $55,060,951
 Return of Capital                                        -                -
                                                -----------------------------
   Total distributions                          $99,430,843      $55,060,951
                                                ============================
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                  $10,059,518
 Undistributed long-term gain                    37,275,348
 Capital loss carryforward                       (1,738,582)
 Unrealized appreciation (depreciation)          39,726,179
                                                -----------
 Total                                          $85,322,463
                                                ===========

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $22,155 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,169 in transfer agent fees payable to PIMSS at December 31, 2006.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $2,079 payable to PFD at December 31, 2006.


5. Aggregate Unrealized Appreciation and Depreciation

At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:


--------------------------------------------------------------------------------------------------
                                                                                         Net
                                                    Gross             Gross         Appreciation/
                                 Tax Cost       Appreciation      Depreciation      (Depreciation)
--------------------------------------------------------------------------------------------------
 Mid Cap Value Portfolio      $359,552,268      $48,073,184       $(8,347,004)       $39,726,180
                              ============      ===========       ===========        ===========
--------------------------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $383,220,373 and $402,802,696, respectively.

7. Capital Shares

At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

-----------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio             '06 Shares      '06 Amount       '05 Shares        '05 Amount
-----------------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                         1,049,089    $  22,445,647       2,037,703      $   50,295,966
 Reinvestment of distributions       4,182,798       74,495,628         821,233          19,882,052
 Shares repurchased                 (2,414,244)     (53,000,695)     (2,727,151)        (66,908,971)
 Redemptions in kind                        --               --        (868,079)        (21,000,610)
                                    ---------------------------------------------------------------
  Net increase (decrease)            2,817,643    $  43,940,580        (736,294)     $  (17,731,563)
                                    ================================================================
 CLASS II:
 Shares sold                         1,146,480    $  25,203,461       3,599,252      $   87,784,480
 Reinvestment of distributions       1,403,220       24,935,216       1,468,235          35,178,899
 Shares repurchased                 (1,144,450)     (23,483,962)     (3,965,242)        (96,694,602)
 Redemptions in kind                        --               --     (19,499,464)       (467,210,323)
                                    ---------------------------------------------------------------
  Net increase (decrease)            1,405,250    $  26,654,715     (18,397,219)     $ (440,941,546)
                                    ================================================================
-----------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

8. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Mid Cap Value VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Mid Cap Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                        /s/ Ernst & Young LLP



Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio (the "Fund")
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of these contracts: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for the one, three, five and ten year periods ended June 30, 2006 for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the break points in the Fund's management fee and of a peer group of funds selected by the Independent Trustees for this purpose and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the fifth quintile of its Morningstar category peer group for the 12-months ended June 30, 2006, the third quintile of the peer group for the three years ended June 30, 2006, in the third quintile for the five year period ended June 30, 2006 and in the fourth quintile for the ten year period ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was satisfactory.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser has the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the first quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the second quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                                  (continued)
--------------------------------------------------------------------------------

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in the management fee, the Trustees concluded that any perceived or potential economies of scale would be shared at future asset levels, in a reasonable manner as the Fund grows in size, between the Investment Adviser and the Fund's shareholders.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Mid Cap Value VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
Investment Adviser                                                 Trustees and Officers
Pioneer Investment Management, Inc.
                                                                   The trust's Board of Trustees provides broad supervision over
Custodian                                                          the portfolio's affairs. The officers of the trust are
Brown Brothers Harriman & Co.                                      responsible for the trust's operations. The trust's Trustees and officers are listed below, together with their principal
Independent Registered Public Accounting Firm                      occupations during the past five years. Trustees who are
Ernst & Young LLP                                                  interested persons of the trust within the meaning of the 1940
                                                                   Act are referred to as Interested Trustees. Trustees who are not
Principal Underwriter                                              interested persons of the trust are referred to as Independent
Pioneer Funds Distributor, Inc.                                    Trustees. Each of the Trustees serves as a trustee of each of the 86 U.S. registered investment portfolios for which Pioneer
Legal Counsel                                                      serves as investment adviser (the "Pioneer Funds"). The address
Wilmer Cutler Pickering Hale and Dorr LLP                          for all Interested Trustees and all officers of the trust is 60
                                                                   State Street, Boston, Massachusetts 02109.
Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           POSITIONS HELD    LENGTH OF SERVICE                                                  OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 1994.   Deputy Chairman and a Director of Pioneer    Director of ICI
                           Board, Trustee    Serves until a        Global Asset Management S.p.A. ("PGAM");     Mutual Insurance
                           and President     successor trustee     Non-Executive Chairman and a Director of     Company
                                             is elected or         Pioneer Investment Management USA Inc.
                                             earlier retirement    ("PIM-USA"); Chairman and a Director of
                                             or removal.           Pioneer; Chairman and Director of Pioneer
                                                                   Institutional Asset Management, Inc.
                                                                   (since 2006); Director of Pioneer
                                                                   Alternative Investment Management Limited
                                                                   (Dublin); President and a Director of
                                                                   Pioneer Alternative Investment Management
                                                                   (Bermuda) Limited and affiliated funds;
                                                                   Director of PIOGLOBAL Real Estate
                                                                   Investment Fund (Russia) (until June
                                                                   2006); Director of Nano-C, Inc. (since
                                                                   2003); Director of Cole Investment
                                                                   Corporation (since 2004); Director of
                                                                   Fiduciary Counseling, Inc.; President and
                                                                   Director of Pioneer Funds Distributor,
                                                                   Inc. ("PFD") (until May 2006); President
                                                                   of all of the Pioneer Funds; and Of
                                                                   Counsel, Wilmer Cutler Pickering Hale and
                                                                   Dorr LLP (counsel to PIM-USA and the
                                                                   Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           POSITIONS HELD    LENGTH OF SERVICE                                                  OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      WITH THE TRUST    AND TERM OF OFFICE    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS TRUSTEE
David R. Bock (63)         Trustee           Trustee since 2005.   Senior Vice President and Chief Financial    Director of The
3050 K. Street NW,                           Serves until a        Officer, I-trax, Inc. (publicly traded       Enterprise Social
Washington, DC 20007                         successor trustee is  health care services company) (2001 -        Investment Company
                                             elected or earlier    present); Managing Partner, Federal City     (privately-held
                                             retirement or         Capital Advisors (boutique merchant bank)    affordable housing
                                             removal.              (2002 to 2004); and Executive Vice           finance company);
                                                                   President and Chief Financial Officer,       and Director of New
                                                                   Pedestal Inc. (internet- based mortgage      York Mortgage Trust
                                                                   trading company) (2000 - 2002)               (publicly traded
                                                                                                                mortgage REIT)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)          Trustee           Trustee since 2000.   President, Bush International                Director of Brady
3509 Woodbine Street,                        Serves until a        (international financial advisory firm)      Corporation
Chevy Chase, MD 20815                        successor trustee                                                  (industrial
                                             is elected or                                                      identification and
                                             earlier retirement                                                 specialty coated
                                             or removal.                                                        material products
                                                                                                                manufacturer);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation; and
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)  Trustee           Trustee since 2000.   Founding Director, The Winthrop Group, Inc.  None
1001 Sherbrooke                              Serves until a        (consulting firm); and Desautels Faculty of
Street West,                                 successor trustee     Management, McGill University
Montreal, Quebec, Canada                     is elected or
H3A 1G5                                      earlier retirement
                                             or removal.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)       Trustee           Trustee since 2006.   Private investor (2004 - present); and       Director of
89 Robbins Avenue,                           Serves until a        Senior Executive Vice President, The Bank    Quadriserv Inc.
Berkeley Heights, NJ                         successor trustee     of New York (financial and securities        (technology products
07922                                        is elected or         services) (1986 - 2004)                      for securities
                                             earlier retirement                                                 lending industry)
                                             or removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)   Trustee           Trustee since 1995.   President and Chief Executive Officer,       Director of New
200 State Street, 12th                       Serves until a        Newbury, Piret & Company, Inc.               America High Income
Floor, Boston, MA 02109                      successor trustee     (investment banking firm)                    Fund, Inc.
                                             is elected or                                                      (closed-end
                                             earlier retirement                                                 investment company)
                                             or removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)         Trustee           Trustee since 2000.   President, John Winthrop & Co., Inc.         None
One North Adgers Wharf,                      Serves until a        (private investment firm)
Charleston, SC 29401                         successor trustee
                                             is elected or
                                             earlier retirement
                                             or removal.

------------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                           POSITIONS HELD    LENGTH OF SERVICE                                                  OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS OFFICER
Osbert M. Hood (54)+       Executive Vice    Since 2003. Serves    President and Chief Executive Officer,       Trustee of certain
                           President         at the discretion     PIM-USA since May 2003 (Director since       Pioneer Funds
                                             of the Board          January 2001; Executive Vice President and
                                                                   Chief Operating Officer from November 2000
                                                                   - May 2003); Director of PGAM since June
                                                                   2003; President and Director of Pioneer
                                                                   since May 2003; President and Director of
                                                                   Pioneer Institutional Asset Management,
                                                                   Inc. since February 2006; Chairman and
                                                                   Director of Pioneer Investment Management
                                                                   Shareholder Services, Inc. ("PIMSS") since
                                                                   May 2003; Director of PFD since May 2006;
                                                                   Director of Oak Ridge Investments, LLC (a
                                                                   registered investment adviser in which
                                                                   PIM-USA owns a minority interest) since
                                                                   January 2005; Director of Vanderbilt
                                                                   Capital Advisors, LLC (an institutional
                                                                   investment adviser wholly- owned by
                                                                   PIM-USA) since June 2006; and Executive
                                                                   Vice President of all of the Pioneer Funds
                                                                   since June 2003
+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)   Secretary         Since 2000. Serves    Secretary of PIM-USA; Senior Vice President  None
                                             at the discretion     - Legal of Pioneer; Secretary/ Clerk of
                                             of the Board          most of PIM-USA's subsidiaries; and
                                                                   Secretary of all of the Pioneer Funds since
                                                                   September 2003 (Assistant Secretary from
                                                                   November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42) Assistant         Since 2003. Serves    Vice President and Senior Counsel of         None
                           Secretary         at the discretion     Pioneer since July 2002; Vice President and
                                             of the Board          Senior Counsel of BISYS Fund Services, Inc.
                                                                   (April 2001 to June 2002); Senior Vice
                                                                   President and Deputy General Counsel of
                                                                   Funds Distributor, Inc. (July 2000 to April
                                                                   2001); and Assistant Secretary of all of
                                                                   the Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey      Assistant         Since 2006. Serves    Partner, Wilmer Cutler Pickering Hale and    None
(45)                       Secretary         at the discretion     Dorr LLP; and Assistant Secretary of all of
                                             of the Board          the Pioneer Funds since July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)          Treasurer         Since 2000. Serves    Vice President - Fund Accounting,            None
                                             at the discretion     Administration and Controllership Services
                                             of the Board          of Pioneer; and Treasurer of all of the
                                                                   Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)       Assistant         Since 2004. Serves    Deputy Treasurer of Pioneer since 2004;      None
                           Treasurer         at the discretion     Treasurer and Senior Vice President, CDC
                                             of the Board          IXIS Asset Management Services from 2002 to
                                                                   2003; Assistant Treasurer and Vice
                                                                   President, MFS Investment Management from
                                                                   1997 to 2002; and Assistant Treasurer of
                                                                   all of the Pioneer Funds since November
                                                                   2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)      Assistant         Since 2000. Serves    Assistant Vice President - Fund Accounting,  None
                           Treasurer         at the discretion     Administration and Controllership Services
                                             of the Board          of Pioneer; and Assistant Treasurer of all
                                                                   of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)         Assistant         Since 2002. Serves    Fund Accounting Manager - Fund Accounting,   None
                           Treasurer         at the discretion     Administration and Controllership Services
                                             of the Board          of Pioneer; and Assistant Treasurer of all
                                                                   of the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                           POSITIONS HELD    LENGTH OF SERVICE                                                  OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS OFFICER
Katherine Kim Sullivan     Assistant         Since 2003. Serves    Fund Administration Manager - Fund           None
(33)                       Treasurer         at the discretion     Accounting, Administration and
                                             of the Board          Controllership Services since June 2003;
                                                                   Assistant Vice President - Mutual Fund
                                                                   Operations of State Street Corporation from
                                                                   June 2002 to June 2003 (formerly Deutsche
                                                                   Bank Asset Management); Pioneer Fund
                                                                   Accounting, Administration and
                                                                   Controllership Services (Fund Accounting
                                                                   Manager from August 1999 to May 2002); and
                                                                   Assistant Treasurer of all of the Pioneer
                                                                   Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)    Chief             Since 2006. Serves    Chief Compliance Officer of Pioneer and all  None
                           Compliance        at the discretion     of the Pioneer Funds since March 2006; Vice
                           Officer           of the Board          President and Senior Counsel of Pioneer
                                                                   since September 2004; and Senior Vice
                                                                   President and Counsel, State Street
                                                                   Research & Management Company (February
                                                                   1998 to September 2004)

------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

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                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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28

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                                                              29

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18664-01-0207


                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
             Pioneer Oak Ridge Large Cap Growth VCT Portfolio -- Class II Shares


                                                                   ANNUAL REPORT
                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
  Portfolio and Performance Update                    2
  Comparing Ongoing Portfolio Expenses                3
  Portfolio Management Discussion                     4
  Schedule of Investments                             6
  Financial Statements                                8
  Notes to Financial Statements                      12
  Report of Independent Registered Public
    Accounting Firm                                  17
  Factors Considered by the Independent Trustees
    in Approving the Management Contract             18
  Trustees, Officers and Service Providers           21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------
Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Depositary Receipts for International Stocks       2.0%
U.S. Common Stocks                                98.0%

THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of equity holdings)
Information Technology                    28.3%
Consumer Discretionary                    19.3%
Health Care                               17.6%
Industrials                               12.8%
Financials                                 9.1%
Consumer Staples                           7.0%
Energy                                     4.2%
Materials                                  1.7%

Five Largest Holdings
(As a percentage of equity holdings)
  1.      Cognizant Tech
           Solutions Corp.                   3.96%
  2.      Microsoft Corp.                    3.83
  3.      General Electric Co.               3.83
  4.      Staples, Inc.                      3.33
  5.      Marriott International, Inc.       2.94

The Portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------
Prices and Distributions

                              12/31/06     12/31/05
Net Asset Value per Share     $12.13       $11.98


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $0.0036        $0.00             $0.1652

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Oak Ridge Large Cap Growth VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index and the S&P 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

           Pioneer Oak Ridge   Russell 1000      S&P 500
           Large Cap Growth    Growth Index
           VCT Portfolio
3/04             10000            10000           10000
12/04            10851            10547           10903
12/05            11739            11102           11438
12/06            12066            12110           13243


The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. The S&P 500 Index is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)


--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class
(3/15/04)           7.78%
1 Year              2.79%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.


Share Class                                                   II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                         $1,000.00
Ending Account Value on 12/31/06                          $1,074.42
Expenses Paid During Period*                              $    4.97

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                                   II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                         $1,000.00
Ending Account Value on 12/31/06                          $1,020.42
Expenses Paid During Period*                              $    4.84

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

In the following interview, David Klaskin, Pioneer Oak Ridge Large Cap Growth VCT Portfolio's Lead Manager, discusses the factors that influenced performance during the 12 months ended December 31, 2006.

Q. How did the market and the Portfolio perform during the annual reporting period?

A. The U.S. stock market performed very well during the past year, as a combination of steady economic growth, outstanding corporate profit results, and a high level of merger and acquisition activity helped equities overcome the headwinds of a weak housing market and rising energy prices.

   While the market's strong performance during the period provided a positive backdrop for the Portfolio, a less favorable development was the continued underperformance of large-cap growth stocks. During the past year, value stocks, small-caps, and lower-quality companies all outpaced the types of stocks in which the Portfolio was invested.

   In this environment, the Portfolios's Class II shares returned 2.79% at net asset value, trailing the 9.07% and 15.78% returns of its benchmarks - the Russell 1000 Growth Index and the S&P 500 Index, respectively. The Portfolio's return also lagged the 6.31% average return of the 193 funds in its Lipper peer group, Large-Cap Growth Funds.

   Although the Portfolio underperformed during the past year, we remain confident in our long-term approach, which seeks to identify fast-growing, reasonably valued companies that we believe have the potential to perform well over a multi-year period.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. Why did the Portfolio underperform?

A. The primary reason why the Portfolio's performance lagged was the poor relative performance of its holdings within the health-care sector. During the past year the Portfolio's underweight in large-cap pharmaceuticals - which had been helpful to performance in recent years - proved to be a drag on returns in light of the sector's outperformance. In addition, the Portfolio's long-term holdings in Amgen and Genentech, both of which have added greatly to returns since our original purchases, underperformed in relation to the broader health-care sector.

   Despite the events of the past year, we continue to favor faster growing health-care companies over large-cap pharmaceuticals stocks. As an illustration, the pharmaceutical giant Merck - the best performer among large-cap health care stocks during the past 12 months - is expected to deliver earnings growth of about 2% in 2007.(1) Notably, the bulk of this growth is from stock buybacks (which increase earnings per share) rather than top-line revenue growth. At the same time, Genentech's earnings were expected to grow by nearly 50% in 2006 and at an annualized rate of approximately 30% in the coming five years, while Amgen's earnings are expected to rise by 15% annually over the same period. Despite the superior revenue and earnings growth of these two companies, investors looked elsewhere for opportunities in 2006. In our view, however, investing in faster-growing companies such as these will pay off in the long run.

   Also hurting the Portfolio's performance within health care was its position in Teva Pharmaceuticals, the Israel-based manufacturer of generic drugs. The large pharmaceutical companies have been more aggressive in defending drugs that are coming off patent, and that has led to greater uncertainty for Teva's earnings outlook. We elected to sell the position in the fourth calendar quarter of 2006, locking in profits from our original purchase in the second quarter of 2004.

(1) Source: First Call. Earnings estimates stated represent the consensus estimate of industry analysis as of November 30, 2006.

A Word About Risk:

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Q. Were there any other sectors in which underperformance was notable?

A. The financial sector, which also made up a large weighting within the Portfolio, was another source of difficulty. As was the case with health care, the primary cause of underperformance was a holding that has been successful over the long term, but did not perform well in 2006: Legg Mason. The company acquired Citigroup's asset management division earlier in 2006, and the purchase proved more difficult to digest than we had expected. We have since eliminated Legg Mason from the portfolio, booking profits from our original purchase. The only other notable detractors within financials were Sallie Mae and Aflac, but a number of stocks dragged down the Portfolio's relative returns by posting flat performance in a rising market.

Q. What other elements of the Portfolio's positioning helped and hurt performance?

A. The technology sector included several winners for the Portfolio. Cognizant Technology Solutions, a U.S.-based technology services firm with a predominantly India-based labor force, performed very well during the past year due to the continued trend of U.S. and European companies outsourcing elements of their businesses to Asia. Also helping performance were holdings in Oracle, Google, and Cisco Systems. On the negative side, Qualcomm stood out as a detractor due to its ongoing patent dispute with Nokia. We continued to hold Qualcomm in the Portfolio, believing the company's long-term growth story remains intact despite the recent weakness in its stock price.
   Looking ahead to 2007, we continue to see opportunity in technology. Many corporations are flush with cash, and we believe they will continue to spend it in areas, like technology, where they can receive a more rapid return on their investment.
   The Portfolio also held a number of strong performers in the consumer-discretionary sector, including Marriott, Coach, and Staples. The industrial sector also was home to two notable winners in Danaher and Federal Express.

Q. What is your outlook for growth stocks?

A. Since the performance of the "growth" and "value" investment styles has been measured, there has never been a period in which one has outperformed the other to the extent that value has outpaced growth in recent years. The reasons for this phenomenon are many. Growth companies generally deployed capital inefficiently during the late 1990s, and the memory of the losses incurred during the subsequent bear market remains fresh in many investors' minds. More recently, the scandals related to corporations' practices in granting stock options has had a disproportionate impact on the growth asset class. Market psychology has also played a part, as momentum investors have been more inclined to chase winning stocks in traditional "value" sectors such as materials, energy, and industrials, rather than in "growth" sectors such as technology and health care.

   We believe these factors, taken together, have helped create opportunities to invest in fast-growing companies at extremely attractive levels. Growth stocks are currently very inexpensively valued, on a historical basis, relative to value stocks. This means that significantly higher earnings growth may be available at almost no valuation premium. For investors who focus on individual stock selection, as we do, opportunities appear to be plentiful. We believe our steady, bottom-up approach to investing will hold the Portfolio in good stead in this environment.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

Shares                                                            Value
                  COMMON STOCKS - 94.4%
                  Energy - 4.0%
                  Oil & Gas Equipment & Services - 1.8%
       8,070      Schlumberger, Ltd.                          $   509,701
                                                              -----------
                  Oil & Gas Exploration & Production - 2.2%
      12,785      XTO Energy, Inc.                            $   601,534
                                                              -----------
                  Total Energy                                $ 1,111,235
                                                              -----------
                  Materials - 1.6%
                  Specialty Chemicals - 1.6%
       9,930      Ecolab, Inc.                                $   448,836
                                                              -----------
                  Total Materials                             $   448,836
                                                              -----------
                  Capital Goods - 10.3%
                  Aerospace & Defense - 4.4%
       7,660      Precision Castparts Corp.                   $   599,625
       9,815      United Technologies Corp.                       613,634
                                                              -----------
                                                              $ 1,213,259
                                                              -----------
                  Industrial Conglomerates - 3.6%
      26,875      General Electric Co.                        $ 1,000,019
                                                              -----------
                  Industrial Machinery - 2.3%
       8,675      Danaher Corp.                               $   628,417
                                                              -----------
                  Total Capital Goods                         $ 2,841,695
                                                              -----------
                  Transportation - 1.8%
                  Air Freight & Couriers - 1.8%
       4,720      FedEx Corp.                                 $   512,686
                                                              -----------
                  Total Transportation                        $   512,686
                                                              -----------
                  Consumer Durables & Apparel - 2.5%
                  Apparel, Accessories & Luxury Goods - 2.5%
      16,445      Coach, Inc.*                                $   706,477
                                                              -----------
                  Total Consumer Durables & Apparel           $   706,477
                                                             -----------
                  Consumer Services - 4.9%
                  Casinos & Gaming - 2.1%
       6,960      Harrah's Entertainment, Inc.                $   575,731
                                                              -----------
                  Hotels, Resorts & Cruise Lines - 2.8%
      16,100      Marriott International, Inc.                $   768,292
                                                              -----------
                  Total Consumer Services                     $ 1,344,023
                                                              -----------
                  Media - 4.0%
                  Broadcasting & Cable TV - 2.0%
      13,005      Comcast Corp.*                              $   550,502
                                                              -----------
                  Movies & Entertainment - 2.0%
      25,970      News Corp., Inc.*                           $   557,836
                                                              -----------
                  Total Media                                 $ 1,108,338
                                                              -----------
                  Retailing - 6.8%
                  Computer & Electronics Retail - 1.7%
       9,725      Best Buy Co., Inc.                          $   478,373
                                                              -----------

Shares                                                            Value
                  General Merchandise Stores - 1.9%
       9,340      Target Corp.                                $   532,847
                                                              -----------
                  Specialty Stores - 3.2%
      32,572      Staples, Inc.                               $   869,671
                                                              -----------
                  Total Retailing                             $ 1,880,891
                                                              -----------
                  Food & Drug Retailing - 2.0%
                  Drug Retail - 2.0%
      11,895      Walgreen Co.                                $   545,862
                                                              -----------
                  Total Food & Drug Retailing                 $   545,862
                                                              -----------
                  Food, Beverage & Tobacco - 2.1%
                  Soft Drinks - 2.1%
       9,235      PepsiCo, Inc.                               $   577,649
                                                              -----------
                  Total Food, Beverage & Tobacco              $   577,649
                                                              -----------
                  Household & Personal Products - 2.5%
                  Household Products - 2.5%
      11,000      Procter & Gamble Co.                        $   706,970
                                                              -----------
                  Total Household & Personal
                  Products                                    $   706,970
                                                              -----------
                  Health Care Equipment & Services - 7.4%
                  Health Care Equipment - 5.1%
       9,310      Medtronic, Inc.                             $   498,178
       8,200      Varian Medical Systems, Inc.*                   390,074
       6,825      Zimmer Holdings, Inc.*                          534,944
                                                              -----------
                                                              $ 1,423,196
                                                              -----------
                  Health Care Services - 2.3%
      11,190      Caremark Rx, Inc.                           $   639,061
                                                              -----------
                  Total Health Care Equipment
                  & Services                                  $ 2,062,257
                                                              -----------
                  Pharmaceuticals & Biotechnology - 9.2%
                  Biotechnology - 4.2%
       6,160      Amgen, Inc.*                                $   420,790
       8,985      Genentech, Inc.*                                728,953
                                                              -----------
                                                              $ 1,149,743
                                                              -----------
                  Pharmaceuticals - 5.0%
      10,980      Abbott Laboratories                         $   534,836
       2,670      Allergan, Inc.*                                 319,706
       9,310      Novartis AG (A.D.R.)                            534,766
                                                              -----------
                                                              $ 1,389,308
                                                              -----------
                  Total Pharmaceuticals
                  & Biotechnology                             $ 2,539,051
                                                              -----------
                  Banks - 2.6%
                  Diversified Banks - 2.6%
      19,600      U.S. Bancorp                                $   709,324
                                                              -----------
                  Total Banks                                 $   709,324
                                                              -----------

6     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                              Value
                  Diversified Financials - 4.1%
                  Consumer Finance - 1.9%
       8,805      American Express Co.                        $   534,199
                                                              -----------
                  Investment Banking & Brokerage - 2.2%
      30,610      Charles Schwab Corp.                        $   591,997
                                                              -----------
                  Total Diversified Financials                $ 1,126,196
                                                              -----------
                  Insurance - 1.9%
                  Life & Health Insurance - 1.9%
      11,605      Aflac, Inc.                                 $   533,830
                                                              -----------
                  Total Insurance                             $   533,830
                                                              -----------
                  Software & Services - 15.5%
                  Data Processing & Outsourced
                  Services - 3.0%
       6,800      Iron Mountain, Inc.*                        $   281,112
      14,105      Paychex, Inc.                                   557,712
                                                              -----------
                                                              $   838,824
                                                              -----------
                  Internet Software & Services - 2.7%
       1,599      Google, Inc.*                               $   736,308
                                                              -----------
                  IT Consulting & Other Services - 3.7%
      13,425      Cognizant Tech Solutions Corp.*             $ 1,035,873
                                                              -----------
                  Systems Software - 6.1%
      33,560      Microsoft Corp.                             $ 1,002,101
      39,755      Oracle Corp.*                                   681,401
                                                              -----------
                                                              $ 1,683,502
                                                              -----------
                  Total Software & Services                   $ 4,294,507
                                                              -----------

Shares                                                            Value
                  Technology Hardware & Equipment - 7.5%
                  Communications Equipment - 6.4%
      25,630      Cisco Systems, Inc.*                        $   700,468
      19,840      Corning, Inc.*                                  371,206
      18,405      Qualcomm, Inc.                                  695,525
                                                              -----------
                                                              $ 1,767,199
                                                              -----------
                  Computer Hardware - 1.1%
       3,715      Apple Computer, Inc.*                       $   315,181
                                                              -----------
                  Total Technology Hardware
                  & Equipment                                 $ 2,082,380
                                                              -----------
                  Semiconductors - 3.7%
                  Semiconductors - 3.7%
      14,930      Microchip Technology                        $   488,211
      18,140      Texas Instruments, Inc.                         522,432
                                                              -----------
                                                              $ 1,010,643
                                                              -----------
                  Total Semiconductors                        $ 1,010,643
                                                              -----------
                  TOTAL COMMON STOCKS
                  (Cost $23,000,296)                          $26,142,850
                                                              -----------
                  TOTAL INVESTMENT
                  IN SECURITIES - 94.4%
                  (Cost $23,000,296)                          $26,142,850
                                                              -----------
                  OTHER ASSETS
                  AND LIABILITIES - 5.6%                      $ 1,539,667
                                                              -----------
                  TOTAL NET ASSETS - 100.0%                   $27,682,517
                                                              ===========

*        Non-income producing security.
(A.D.R.) American Depositary Receipt

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                              3/15/04 (a)
                                                                                Year Ended     Year Ended         to
CLASS II                                                                         12/31/06       12/31/05       12/31/04
Net asset value, beginning of period                                             $ 11.98        $ 11.09        $10.00
                                                                                 -------        -------        ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                    $  0.02        $ (0.01)       $ 0.03
 Net realized and unrealized gain on investments                                    0.30           0.92          1.06
                                                                                 -------        -------        ------
 Net increase from investment operations                                         $  0.32        $  0.91        $ 1.09
Distributions to shareowners:
 Net investment income                                                              0.00(c)       (0.02)            -
 Net realized gain                                                                 (0.17)             -             -
                                                                                 -------        -------        ------
  Net increase in net asset value                                                $  0.15        $  0.89        $ 1.09
                                                                                 -------        -------        ------
Net asset value, end of period                                                   $ 12.13        $ 11.98        $11.09
                                                                                 -------        -------        ------
Total return*                                                                       2.79%          8.18%        10.90%(b)
Ratio of net expenses to average net assets                                         0.95%          0.95%         0.95%**
Ratio of net investment income to average net assets                                0.21%          0.08%         0.79%**
Portfolio turnover rate                                                               52%           131%           21%
Net assets, end of period (in thousands)                                         $27,683        $25,908        $4,397
Ratios with no waiver of management fees and assumption of expenses by PIM:
 Net expenses                                                                       1.37%          1.93%         6.22%**
 Net investment loss                                                               (0.21)%        (0.90)%       (4.48)%**

(a) The Portfolio commenced operations on March 15, 2004.
(b) Not annualized.
(c) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $23,000,296)        $26,142,850
 Cash                                                           1,166,965
 Receivables --
  Investment securities sold                                      429,757
  Fund shares sold                                                 19,339
  Dividends, interest and foreign taxes withheld                   27,746
  Due from Pioneer Investment Management, Inc.                      1,799
 Other                                                              1,365
                                                              -----------
   Total assets                                               $27,789,821
                                                              -----------
LIABILITIES:
 Payables --
  Fund shares repurchased                                     $     7,921
 Due to affiliates                                                    745
 Accrued expenses                                                  98,638
                                                              -----------
   Total liabilities                                          $   107,304
                                                              -----------
NET ASSETS:
 Paid-in capital                                              $24,440,227
 Undistributed net investment income                               54,574
 Accumulated net realized gain on investments                      45,162
 Net unrealized gain on:
  Investments                                                   3,142,554
                                                              -----------
   Total net assets                                           $27,682,517
                                                              -----------
NET ASSET VALUE PER SHARE:
Class II:
(No par value, unlimited number of shares authorized)
 Net assets                                                   $27,682,517
Shares outstanding                                              2,281,446
                                                              -----------
 Net asset value per share                                    $     12.13


The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                  Year
                                                                                                 Ended
                                                                                                12/31/06
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $380)                                             $ 238,376
 Interest                                                                                         61,917
 Income on securities loaned, net                                                                    344
                                                                                               ---------
   Total investment income                                                                     $ 300,637
                                                                                               ---------
EXPENSES:
 Management fees                                                                               $ 194,189
 Transfer agent fees and expenses                                                                  1,069
 Distribution fees                                                                                64,729
 Administrative reimbursements                                                                     5,829
 Custodian fees                                                                                   17,433
 Professional fees                                                                                60,473
 Printing expense                                                                                  3,584
 Fees and expenses of nonaffiliated trustees                                                       5,366
 Miscellaneous                                                                                     2,432
                                                                                               ---------
   Total expenses                                                                              $ 355,104
   Less management fees waived and expenses assumed by Pioneer Investment Management, Inc.      (109,132)
                                                                                               ---------
   Net expenses                                                                                $ 245,972
                                                                                               ---------
    Net investment income                                                                      $  54,665
                                                                                               ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from:
  Investments                                                                                  $ 435,916
                                                                                               ---------
 Change in net unrealized gain from:
  Investments                                                                                  $ 192,584
                                                                                               ---------
  Net gain on investments                                                                        628,500
                                                                                               =========
  Net increase in net assets resulting from operations                                         $ 683,165
                                                                                               =========


10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                Year              Year
                                                                Ended            Ended
                                                              12/31/06          12/31/05
FROM OPERATIONS:
Net investment income                                        $    54,665      $     7,863
Net realized gain on investments                                 435,916          432,428
Change in net unrealized gain on investments                     192,584          703,415
                                                             -----------      -----------
  Net increase in net assets resulting from operations       $   683,165      $ 1,143,706
                                                             -----------      -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class II                                                         (7,919)         (10,689)
Net realized gain
 Class II                                                       (363,377)               -
                                                             -----------      -----------
  Total distributions to shareowners                         $  (371,296)     $   (10,689)
                                                             -----------      -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $ 4,789,041      $ 6,123,375
Shares issued in reorganizations                               1,892,764       15,272,045
Reinvestment of distributions                                    371,296           10,533
Cost of shares repurchased                                    (5,590,461)      (1,027,637)
                                                             -----------      -----------
  Net increase in net assets resulting from
    Fund share transactions                                  $ 1,462,640      $20,378,316
                                                             -----------      -----------
  Net increase in net assets                                 $ 1,774,509      $21,511,333
NET ASSETS:
Beginning of year                                             25,908,008        4,396,675
                                                             -----------      -----------
End of year                                                  $27,682,517      $25,908,008
                                                             ===========      ===========
Undistributed net investment income, end of year             $    54,574      $     7,828
                                                             ===========      ===========


The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Oak Ridge Large Cap Growth VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio seeks capital appreciation.

Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   security as of the close of the NYSE. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                                 2006        2005
------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                            $    7,919    $10,689
 Long-Term capital gain                                        363,377          -
                                                            ----------    -------
  Total distributions                                       $  371,296    $10,689
                                                            ==========    =======
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                              $   54,574
 Undistributed long-term gain/(capital loss carryforward)      111,543
 Unrealized appreciation (depreciation)                      3,076,173
                                                            ----------
  Total                                                     $3,242,290
                                                            ==========
------------------------------------------------------------------------------------




   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

   Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Portfolio's average daily net assets up to $1 billion and 0.70% on assets over $1 billion.

Pioneer, and not the Portfolio, pays a portion of the fee it receives from the Portfolio to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Portfolio.

On January 7, 2005, Pioneer Investment Management USA Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated, and (ii) the remaining ownership interest twelve years from the date on which the acquisition is consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM.

Through May 1, 2007, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses of the Portfolio to the extent required to reduce Class II expenses to 0.95% of the average daily net assets attributable to Class II shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $51 is payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $123 in transfer agent fees payable to PIMSS at December 31, 2006.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $571 payable to PFD at December 31, 2006.

5. Aggregate Unrealized Appreciation and Depreciation

At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:


------------------------------------------------------------------------------------------------------------
                                                                                                   Net
                                                                Gross            Gross        Appreciation/
                                             Tax Cost       Appreciation     Depreciation     (Depreciation)
------------------------------------------------------------------------------------------------------------
Oak Ridge Large Cap Growth Portfolio      $23,066,677       $3,350,344        $(274,171)       $3,076,173
------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $12,695,272 and $13,831,246, respectively.

7. Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

--------------------------------------------------------------------------------------------------
Oak Ridge Large Cap Growth Portfolio    '06 Shares     '06 Amount    '05 Shares       '05 Amount
--------------------------------------------------------------------------------------------------
 CLASS II:
 Shares sold                            408,255     $4,789,041         550,434     $ 6,123,375
 Shares issued in reorganization        154,260      1,892,764       1,303,076      15,272,045
 Reinvestment of distributions           33,420        371,296             957          10,533
 Shares repurchased                    (476,773)    (5,590,461)        (88,477)     (1,027,637)
                                       --------------------------------------------------------
 Net increase                           119,162     $1,462,640       1,765,990     $20,378,316
                                       ========================================================

8. Merger Information
On November 4, 2005, beneficial owners of AmSouth VIF Capital Growth Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on November 4, 2005, by exchanging all of the AmSouth's net assets for Class II shares as indicated below, based on Class II share's ending net asset value on the Closing Date. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

-----------------------------------------------------------------------------------------------------
                               Pioneer Oak Ridge                                 Pioneer Oak Ridge
                               Large Cap Growth            AmSouth VIF           Large Cap Growth
                                 VCT Portfolio           Capital Growth            VCT Portfolio
                             (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
-----------------------------------------------------------------------------------------------------
 Net Assets                       $9,574,427               $15,272,045              $24,846,472
 Shares Outstanding                  816,966                 1,726,097                2,120,042
 Class II Shares Issued                                                               1,303,076
-----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                            Realized
                               Unrealized Appreciation   Gain/(Loss) on
                                   on Closing Date        Closing Date
---------------------------------------------------------------------------------
 AmSouth VIF Capital Growth           $1,590,957        $(409,691)
                                      ==========        ==========
---------------------------------------------------------------------------------

In addition, On December 14, 2006, beneficial owners of Pioneer AmPac Growth VCT Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on December 15, 2006, by exchanging all of Pioneer AmPac Growth VCT Portfolio's Class II net assets for Pioneer Oak Ridge Large Cap Growth VCT Portfolio's shares, based on Pioneer Oak Ridge Large Cap Growth VCT Portfolio's Class II shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                        Pioneer Oak Ridge                                 Pioneer Oak Ridge
                                        Large Cap Growth           Pioneer AmPac          Large Cap Growth
                                          VCT Portfolio        Growth VCT Portfolio         VCT Portfolio
                                      (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
-------------------------------------------------------------------------------------------------------------
 Net Assets
 Class II                            $26,329,442              $1,892,764               $28,222,206
                                     -----------              ----------               -----------
 Shares Outstanding
 Class II                              2,145,222                 163,721                 2,299,482
                                     -----------              ----------               -----------
 Shares Issued in Reorganization
 Class II                                                                                  154,260
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                    Realized
                                       Unrealized Appreciation   Gain/(Loss) on
                                           on Closing Date        Closing Date
--------------------------------------------------------------------------------
Pioneer AmPac Growth VCT Portfolio             $308,182              $(847)
                                               ========              =====
--------------------------------------------------------------------------------


9. New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Oak Ridge Large Cap Growth VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Oak Ridge Large Cap Growth VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statements of operations for the year then ended the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Oak Ridge Large Cap Growth VCT Portfolio of the Pioneer Variable Contracts Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                             /s/ Ernst & Young LLP


Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------


The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract") between the Fund and Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"). The Investment Adviser has retained Oak Ridge Investment Management, LLC (the "Sub-adviser") to act as sub-adviser to the Fund pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-adviser (the "Sub-advisory Agreement"). The Trustees have determined that the terms of the Management Contract and the Sub-advisory Agreement are fair and reasonable and that renewal of these contracts: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of the Investment Adviser, or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract and Sub-advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and Sub-advisory Agreement, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates and (ix) the investment and compliance staffs and operations of the Sub-adviser.

Specifically, in connection with the Independent Trustees' review of the Management Contract and the Sub-advisory Agreement, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's and Sub-adviser's services and the reasonableness of the fees under the Management Contract and the Sub-advisory Agreement. Among other items, this information included data or analyses of (1) investment performance for one year period for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser and the Sub-adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser and the Sub-adviser, (6) the Investment Adviser's and Sub-Adviser's financial results and condition, including, in the case of the Investment Adviser, its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the break points in the Fund's management fee and of a peer group of funds selected by the Independent Trustees for this purpose and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser and the Sub-adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the fourth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the activities of the Investment Adviser in monitoring the investment and compliance operations of the Sub-adviser. The Trustees concluded that the Fund underperformed relative to its peer group during the short period since its inception.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser and Sub-adviser responsible for investment operations. Among other things, the Trustees considered the size, education and experience of the Sub-adviser's investment staff. The Trustees concluded that the Investment Adviser and the Sub-adviser have the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract and the Sub-advisory Agreement.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee, based on 2006 data, was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also evaluated the fee under the Sub-advisory Agreement and the portion of the fee under the Management Contract retained by the Investment Adviser and determined they were consistent with other sub-advised funds. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 (after giving effect to the expense limitation) to be in first quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                               (continued)
--------------------------------------------------------------------------------

   Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in the management fee, the Trustees concluded that any perceived or potential economies of scale would be shared at future asset levels, in a reasonable manner as the Fund grows in size, between the Investment Adviser and the Fund's shareholders.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and its affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Sub-adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's and Sub-adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser and the Sub-adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the Sub-adviser, and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund and the Sub-advisory Agreement, including the fees payable thereunder, were fair and reasonable and that their renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract and the Sub-advisory Agreement for another year.

--------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

  Investment Adviser                      Trustees and Officers The trust's Board of
  Pioneer Investment Management, Inc.     Trustees provides broad supervision over the
                                          portfolio's affairs. The officers of the trust are
                                          responsible for the trust's operations. The
  Custodian                               trust's Trustees and officers are listed below,
  Brown Brothers Harriman & Co.           together with their principal occupations during
                                          the past five years. Trustees who are interested
                                          persons of the trust within the meaning of the
  Independent Registered                  1940 Act are referred to as Interested Trustees.
  Public Accounting Firm                  Trustees who are not interested persons of the
  Ernst & Young LLP                       trust are referred to as Independent Trustees.
                                          Each of the Trustees serves as a trustee of each
                                          of the 86 U.S. registered investment portfolios
  Principal Underwriter                   for which Pioneer serves as investment adviser
  Pioneer Funds Distributor, Inc.         (the "Pioneer Funds"). The address for all
                                          Interested Trustees and all officers of the trust
                                          is 60 State Street, Boston, Massachusetts 02109.
  Legal Counsel
  Wilmer Cutler Pickering
  Hale and Dorr LLP



  Shareowner Services and Transfer
  Pioneer Investment Management
  Shareholder Services, Inc.

---------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee
                           and President     is elected or earlier
                                             retirement or removal.
---------------------------------------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS          OTHER DIRECTORSHIPS
                                                                                HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer            Director of ICI Mutual
                           Global Asset Management S.p.A. ("PGAM");             Insurance Company
                           Non-Executive Chairman and a Director of
                           Pioneer Investment Management USA Inc.
                           ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer
                           Institutional Asset Management, Inc. (since
                           2006); Director of Pioneer Alternative
                           Investment Management Limited (Dublin);
                           President and a Director of Pioneer
                           Alternative Investment Management (Bermuda)
                           Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund
                           (Russia) (until June 2006); Director of
                           Nano-C, Inc. (since 2003); Director of Cole
                           Investment Corporation (since 2004); Director
                           of Fiduciary Counseling, Inc.; President and
                           Director of Pioneer Funds Distributor, Inc.
                           ("PFD") (until May 2006); President of all of
                           the Pioneer Funds; and Of Counsel, Wilmer
                           Cutler Pickering Hale and Dorr LLP (counsel
                           to PIM-USA and the Pioneer Funds)


*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investmentadviser and certain of its affiliates.
---------------------------------------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               POSITIONS HELD   LENGTH OF SERVICE
NAME, AGE AND ADDRESS          WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (63)             Trustee          Trustee since 2005. Serves
3050 K. Street NW,                              until a successor trustee
Washington, DC 20007                            is elected or earlier
                                                retirement or removal.
---------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              Trustee          Trustee since 2000. Serves
3509 Woodbine Street,                           until a successor trustee
Chevy Chase, MD 20815                           is elected or earlier
                                                retirement or removal.
---------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Trustee          Trustee since 2000. Serves
1001 Sherbrooke Street West,                    until a successor trustee
Montreal, Quebec, Canada                        is elected or earlier
H3A 1G5                                         retirement or removal.
---------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)           Trustee          Trustee since 2006. Serves
89 Robbins Avenue,                              until a successor trustee
Berkeley Heights, NJ                            is elected or earlier
07922                                           retirement or removal.
---------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)       Trustee          Trustee since 1995. Serves
200 State Street, 12th                          until a successor trustee
Floor, Boston, MA 02109                         is elected or earlier
                                                retirement or removal.
---------------------------------------------------------------------------------------------------------
John Winthrop (70)             Trustee          Trustee since 2000. Serves
One North Adgers Wharf,                         until a successor trustee
Charleston, SC 29401                            is elected or earlier
                                                retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS      OTHER DIRECTORSHIPS
                                                                                HELD BY THIS TRUSTEE
David R. Bock (63)             Senior Vice President and Chief Financial        Director of The Enterprise Social Investment
3050 K. Street NW,             Officer, I-trax, Inc. (publicly traded health    Company (privately-held affordable housing
Washington, DC 20007           care services company) (2001 - present);         finance company); and Director of New York
                               Managing Partner, Federal City Capital           Mortgage Trust (publicly traded mortgage
                               Advisors (boutique merchant bank) (2002 to       REIT)
                               2004); and Executive Vice President and Chief
                               Financial Officer, Pedestal Inc. (internet-
                               based mortgage trading company) (2000 - 2002)

Mary K. Bush (58)              President, Bush International (international     Director of Brady Corporation (industrial
3509 Woodbine Street,          financial advisory firm)                         identification and specialty coated material
Chevy Chase, MD 20815                                                           products manufacturer); Director of Briggs &
                                                                                Stratton Co. (engine manufacturer); Director
                                                                                of Mortgage Guaranty Insurance Corporation;
                                                                                and Director of UAL Corporation (airline
                                                                                holding company)


Margaret B.W. Graham (59)      Founding Director, The Winthrop Group, Inc.      None
1001 Sherbrooke Street West,   (consulting firm); and Desautels Faculty of
Montreal, Quebec, Canada       Management, McGill University
H3A 1G5

Thomas J. Perna (56)           Private investor (2004 - present); and Senior    Director of Quadriserv Inc. (technology
89 Robbins Avenue,             Executive Vice President, The Bank of New        products for securities lending industry)
Berkeley Heights, NJ           York (financial and securities services)
07922                          (1986 - 2004)

Marguerite A. Piret (58)       President and Chief Executive Officer,           Director of New America High Income Fund,
200 State Street, 12th         Newbury, Piret & Company, Inc. (investment       Inc. (closed-end investment company)
Floor, Boston, MA 02109        banking firm)

John Winthrop (70)             President, John Winthrop & Co., Inc. (private    None
One North Adgers Wharf,        investment firm)
Charleston, SC 29401

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Osbert M. Hood (54)+         Executive Vice   Since 2003. Serves at the
                             President        discretion of the Board
+Mr. Hood resigned as EVP effective January 9, 2007.
---------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
---------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
---------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)   Assistant        Since 2006. Serves at the
                             Secretary        discretion of the Board
---------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board
---------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board
---------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
---------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
---------------------------------------------------------------------------------------------------------


NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS        OTHER DIRECTORSHIPS
                                                                                HELD BY THIS OFFICER
Osbert M. Hood (54)+         President and Chief Executive Officer,             Trustee of certain Pioneer Funds
                             PIM-USA since May 2003 (Director since
                             January 2001; Executive Vice President and
                             Chief Operating Officer from November 2000 -
                             May 2003); Director of PGAM since June 2003;
                             President and Director of Pioneer since May
                             2003; President and Director of Pioneer
                             Institutional Asset Management, Inc. since
                             February 2006; Chairman and Director of
                             Pioneer Investment Management Shareholder
                             Services, Inc. ("PIMSS") since May 2003;
                             Director of PFD since May 2006; Director of
                             Oak Ridge Investments, LLC (a registered
                             investment adviser in which PIM-USA owns a
                             minority interest) since January 2005;
                             Director of Vanderbilt Capital Advisors, LLC
                             (an institutional investment adviser wholly-
                             owned by PIM-USA) since June 2006; and
                             Executive Vice President of all of the
                             Pioneer Funds since June 2003

+Mr. Hood resigned as EVP effective January 9, 2007.
-------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President -      None
                             Legal of Pioneer; Secretary/ Clerk of most of
                             PIM-USA's subsidiaries; and Secretary of all
                             of the Pioneer Funds since September 2003
                             (Assistant Secretary from November 2000 to
                             September 2003)
-------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer       None
                             since July 2002; Vice President and Senior
                             Counsel of BISYS Fund Services, Inc. (April
                             2001 to June 2002); Senior Vice President and
                             Deputy General Counsel of Funds Distributor,
                             Inc. (July 2000 to April 2001); and Assistant
                             Secretary of all of the Pioneer Funds since
                             September 2003
-------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)   Partner, Wilmer Cutler Pickering Hale and          None
                             Dorr LLP; and Assistant Secretary of all of
                             the Pioneer Funds since July 2006.
-------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting,                  None
                             Administration and Controllership Services of
                             Pioneer; and Treasurer of all of the Pioneer
                             Funds
-------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004;            None
                             Treasurer and Senior Vice President, CDC IXIS
                             Asset Management Services from 2002 to 2003;
                             Assistant Treasurer and Vice President, MFS
                             Investment Management from 1997 to 2002; and
                             Assistant Treasurer of all of the Pioneer
                             Funds since November 2004
-------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Vice President - Fund Accounting,        None
                             Administration and Controllership Services of
                             Pioneer; and Assistant Treasurer of all of
                             the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Fund Accounting Manager - Fund Accounting,         None
                             Administration and Controllership Services of
                             Pioneer; and Assistant Treasurer of all of
                             the Pioneer Funds since May 2002
-------------------------------------------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE
Katherine Kim Sullivan    Assistant        Since 2003. Serves at the
(33)                      Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Terrence J. Cullen (45)   Chief            Since 2006. Serves at the
                          Compliance       discretion of the Board
                          Officer
--------------------------------------------------------------------------------



NAME AND AGE              PRINCIPAL OCCUPATION DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS
                                                                                HELD BY THIS OFFICER
Katherine Kim Sullivan    Fund Administration Manager - Fund                    None
(33)                      Accounting, Administration and
                          Controllership Services since June 2003;
                          Assistant Vice President - Mutual Fund
                          Operations of State Street Corporation
                          from June 2002 to June 2003 (formerly
                          Deutsche Bank Asset Management); Pioneer
                          Fund Accounting, Administration and
                          Controllership Services (Fund Accounting
                          Manager from August 1999 to May 2002);
                          and Assistant Treasurer of all of the
                          Pioneer Funds since September 2003

-------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)   Chief Compliance Officer of Pioneer and               None
                          all of the Pioneer Funds since March
                          2006; Vice President and Senior Counsel
                          of Pioneer since September 2004; and
                          Senior Vice President and Counsel, State
                          Street Research & Management Company
                          (February 1998 to September 2004)

-------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

[LOGO] PIONEER
Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18675-01-0207


                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                     Pioneer Real Estate Shares VCT Portfolio -- Class II Shares

                                                                   ANNUAL REPORT
                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
  Portfolio and Performance Update                              2
  Comparing Ongoing Portfolio Expenses                          3
  Portfolio Management Discussion                               4
  Schedule of Investments                                       6
  Financial Statements                                          7
  Notes to Financial Statements                                11
  Report of Independent Registered Public
    Accounting Firm                                            16
  Factors Considered by the Independent Trustees
    in Approving the Management Contract                       17
  Trustees, Officers and Service Providers                     20

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                           81.5%
Temporary Cash Investment                                    18.5%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Office                                                       19.2%
Apartment                                                    18.5%
Regional Mall                                                14.7%
Industrial                                                   12.5%
Shopping Center                                              11.7%
Hotel                                                         8.6%
Storage                                                       5.8%
Diversified                                                   4.8%
Health Care                                                   2.7%
Triple-Net Lease                                              1.5%

Five Largest Holdings
(As a percentage of equity holdings)

1. Simon DeBartolo
     Group, Inc.                                             8.17%
2. Boston Properties, Inc.                                   5.62
3. Equity Residential
     Property Trust                                          4.82
4. ProLogis Trust                                            4.59
5. Public Storage, Inc.                                      4.52

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                                       12/31/06         12/31/05
Net Asset Value per Share               $32.96           $26.09

                             Net
Distributions per Share      Investment       Short-Term          Long-Term
(1/1/06 - 12/31/06)          Income           Capital Gains       Capital Gains
                             $0.3108          $0.0033             $1.8783

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA IS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                        Pioneer Real Estate            Wilshire Real
                        Shares VCT Portfolio      Estate Securities Index
12/96                         $10,000                     $10,000
                              $12,086                     $11,976
12/98                         $ 9,796                     $ 9,889
                              $ 9,364                     $ 9,575
12/00                         $12,077                     $12,516
                              $12,986                     $13,823
12/02                         $13,281                     $14,191
                              $17,858                     $19,452
12/04                         $24,178                     $26,224
                              $27,770                     $29,912
12/06                         $37,901                     $40,645

The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of real estate investment trusts (equity and hybrid) and real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------
Net Asset Value
--------------------------------------------
10 Years                        14.25%
5 Years                         23.89%
1 Year                          36.48%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                                               II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                                     $1,000.00
Ending Account Value on 12/31/06                                      $1,190.30
Expenses Paid During Period*                                          $    6.40

* Expenses are equal to the Portfolio's annualized expense ratio of 1.16% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on a hypothetical 5% return per year return before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                                               II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                                      $1,000.00
Ending Account Value on 12/31/06                                       $1,019.36
Expenses Paid During Period*                                           $    5.90

* Expenses are equal to the Portfolio's annualized expense ratio of 1.16% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

A combination of strong underlying property fundamentals, steady economic growth and a continued strong investor appetite for real estate propelled the public real estate securities market to another year of stellar performance in 2006. In the following interview, Matthew Troxell of AEW Capital Management, L.P. discusses the factors that contributed to this strong performance as well as his outlook for the coming months.

Q:   How did the Portfolio perform for the fiscal year ended December 31, 2006?

A: For the year ended December 31, 2006, Class II shares generated a total return of 36.48% at net asset value. In comparison, the Wilshire Real Estate Securities Index posted a return of 35.88% for the same period. The average return for the 53 real estate funds tracked by Lipper Inc., the Portfolio's peer group, was 35.60%.

     Given the rather solid economic backdrop in 2006, the property fundamentals across all the property sectors improved - giving breath and depth to the rally in real estate stocks. However, we think effective stock picking, particularly in the regional mall, hotel and apartment sectors, contributed to the Portfolio's strong performance.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   Which investments contributed to the Fund's strong performance?

A: On an absolute basis, the Fund's top individual contributors to performance for the year included office REIT Boston Properties, Inc., mall REIT Simon Property Group Inc. and apartment company AvalonBay Communities Inc. These companies, which the Fund holds as overweight positions relative to its benchmark, posted lofty returns of 63.5%, 37.0% and 49.7%, respectively, for the year. Boston Properties Inc., the Fund's top overall contributor to performance, posted solid operating results during the period as strong demand for the company's high-quality office properties in core markets has continued to stimulate investor demand for the stock. Simon Property Group, the largest REIT in North America, also continued its strong performance run during the past year, primarily due to increased sales and strong leasing initiatives across its regional mall portfolio. AvalonBay Communities, Inc. has benefited from one of the industry's largest development pipelines and its focus on owning properties in high barrier-to-entry markets.

Q: Are you concerned that REITs and other real estate investments have become overvalued?

A: Given the positive transformation that has taken place in the real estate industry over the last decade, we don't think that you can draw a straight line and compare the prices of real estate stocks today with those five or ten years ago. On that basis alone, stocks will look expensive, but this may not tell the whole story.

A Word About Risk:

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     We see several encouraging factors that appear to be exerting a stabilizing influence on REIT pricing. First, the sector's strong performance has much to do with its overall health, which has helped it to weather economic downturns more efficiently than it did in the past. Secondly, supply/demand dynamics across the various property types are in general the healthiest that we've seen in some time. And with the cost of building materials so high today - from labor to energy to raw materials - developers have more of an incentive to work with existing inventory, effectively slowing the pace of new construction. With supply moderating, property types are experiencing strong rent growth and higher occupancy levels.

     On the demand side, both individual and institutional investors have been diversifying into real estate investments in increasing numbers. Strong demand from private equity investors in particular, including U.S. tax-exempt institutions, high net worth individuals and foreign investors, has helped to support prices on the upside.

Q:   What is your outlook?

A: We think that the positive factors underlying the strength of the real estate market in 2006 will continue into fiscal 2007. However, since real estate stocks are not a homogenous group, a more uneven pattern of performance may eventually emerge across the various sub sectors as the pace of economic growth changes course. We believe that in all likelihood, performance returns may eventually approach more sustainable levels that are more in line with historical averages, probably averaging in the five to ten percent range annually over the next five years.

     Our investment process will continue to focus on securities selection within each property sector, with the goal of identifying real estate equity securities that we believe are mispriced relative to their peers and, thus, represent the greatest relative value and strongest price appreciation potential, as well as lower downside risk. We believe our disciplined approach to stock selection will serve to foster consistency of income and growth over time.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

    Shares                                                               Value
             COMMON STOCKS - 98.1%
             Consumer Services - 3.7%
             Hotels, Resorts & Cruise Lines - 3.7%
    74,000   Hilton Hotels Corp. (a)                             $   2,582,600
    30,000   Starwood Hotels & Resorts                               1,875,000
                                                                 -------------
                                                                 $   4,457,600
                                                                 -------------
             Total Consumer Services                             $   4,457,600
                                                                 -------------
             Real Estate - 93.8%
             Diversified Real Estate Investment Trusts - 8.8%
    77,000   Liberty Property Trust (a)                          $   3,783,780
    18,000   PS Business Parks, Inc.                                 1,272,780
    52,700   Spirit Finance Corp.                                      657,169
    39,500   Vornado Realty Trust                                    4,799,250
                                                                 -------------
                                                                 $  10,512,979
                                                                 -------------
             Industrial Real Estate Investment Trusts - 7.5%
    33,800   AMB Property Corp.                                  $   1,981,018
    72,200   DCT Industrial Trust, Inc.                                851,960
    27,000   First Potomac Realty Trust                                785,970
    88,700   ProLogis Trust                                          5,390,299
                                                                 -------------
                                                                 $   9,009,247
                                                                 -------------
             Mortgage Real Estate Investment Trusts - 0.9%
    23,500   iStar Financial, Inc.                               $   1,123,770
                                                                 -------------
             Office Real Estate Investment Trusts - 16.3%
    28,000   BioMed Property Trust, Inc.                         $     800,800
    59,000   Boston Properties, Inc.                                 6,600,920
    70,000   Brandywine Realty Trust                                 2,327,500
    29,000   Corporate Office Properties (a)                         1,463,630
    14,500   Digital Realty Trust, Inc.                                496,335
    15,800   Duke Realty Investments, Inc.                             646,220
    44,500   Equity Office Properties Trust (a)                      2,143,565
    51,000   Highwoods Properties, Inc.                              2,078,760
   106,000   HRPT Properties Trust                                   1,309,100
    21,500   Kilroy Realty Corp.                                     1,677,000
                                                                 -------------
                                                                 $  19,543,830
                                                                 -------------
             Real Estate Management & Development - 3.8%
   114,200   Brookfield Properties Corp.                         $   4,491,486
                                                                 -------------
             Residential Real Estate Investment Trusts - 18.2%
    23,600   Apartment Investment & Management Co.               $   1,322,072
    75,200   Archstone-Smith Trust                                   4,377,392
    40,000   AvalonBay Communities, Inc. (a)                         5,202,000
    36,000   Camden Property Trust                                   2,658,600
   111,700   Equity Residential Property Trust                       5,668,775
    13,900   Home Properties, Inc. (a)                                 823,853
    54,500   United Dominion Realty Trust (a)                        1,732,555
                                                                 -------------
                                                                 $  21,785,247
                                                                 -------------
             Retail Real Estate Investment Trusts - 25.9%
    21,000   Cedar Shopping Centers, Inc.*                       $     334,110
    74,700   Developers Diversifies Realty Corp. (a)                 4,702,365
    35,000   Federal Realty Investment Trust                         2,975,000
    60,000   General Growth Properties, Inc.                         3,133,800
    47,200   Kimco Realty Corp.                                      2,121,640
    26,600   Kite Realty Group Trust                                   495,292
    41,000   Regency Centers Corp.                                   3,204,970
    94,800   Simon DeBartolo Group, Inc.                             9,602,292
    36,000   Taubman Centers, Inc.                                   1,830,960
    30,800   The Macerich Co.                                        2,666,356
                                                                 -------------
                                                                 $  31,066,785
                                                                 -------------
             Specialized Real Estate Investment Trusts - 12.4%
    37,000   Ashford Hospitality Trust                           $     460,650
    66,800   Extra Space Storage, Inc.                               1,219,768
    11,000   Healthcare Realty Trust, Inc. (a)                         434,940
    12,000   Hospitality Properties Trust                              570,360
   188,000   Host Hotels & Resorts, Inc. (a)                         4,615,400
    65,500   Nationwide Health Properties, Inc. (a)                  1,979,410
    54,500   Public Storage, Inc. (a)                                5,313,750
    12,200   U-Store-It Trust                                          250,710
                                                                 -------------
                                                                 $  14,844,988
                                                                 -------------
             Total Real Estate                                   $ 112,378,332
                                                                 -------------
             Telecommunication Services - 0.6%
             Integrated Telecommunication Services - 0.6%
    18,900   Health Care Properties Invest, Inc.*                $     695,898
                                                                 -------------
             Total Telecommunication Services                    $     695,898
                                                                 -------------
             TOTAL COMMON STOCKS
             (Cost $58,706,553)                                  $ 117,531,830
                                                                 -------------
             TEMPORARY CASH INVESTMENT - 22.3%
             Security Lending Collateral - 22.3%
26,706,744   Securities Lending Investment
              Fund, 5.26%                                        $  26,706,744
                                                                 -------------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $26,706,744)                                  $  26,706,744
                                                                 -------------
             TOTAL INVESTMENT IN SECURITIES - 120.4%
             (Cost $85,413,297)                                  $ 144,238,574
                                                                 -------------
             OTHER ASSETS
             AND LIABILITIES - (20.4)%                           $ (24,466,580)
                                                                 -------------
             TOTAL NET ASSETS - 100.0%                           $ 119,771,995
                                                                 =============

*    Non-income producing security.
(a)  At December 31, 2006, the following securities were out on loan:

    Shares              Security                     Value
    35,000   AvalonBay Communities, Inc.             4,551,750
    26,235   Corporate Office Properties             1,324,080
    69,300   Developers Diversifies Realty Corp.     4,362,435
    44,055   Equity Office Properties Trust          2,122,129
    10,890   Healthcare Realty Trust, Inc.             430,591
    73,260   Hilton Hotels Corp.                     2,556,774
    13,761   Home Properties, Inc.                     815,614
   130,000   Host Hotels & Resorts, Inc.             3,191,500
    76,230   Liberty Property Trust                  3,745,942
    11,700   Nationwide Health Properties, Inc.        353,574
     9,000   Public Storage, Inc.                      877,500
    53,955   United Dominion Realty Trust            1,715,229
                                                   -----------
             Total                                 $26,047,118
                                                   ===========

6 The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
Class II                                                  12/31/06     12/31/05     12/31/04     12/31/03     12/31/02
Net asset value, beginning of period                      $ 26.09      $ 24.26      $ 18.55      $ 14.45      $  14.75
                                                          -------      -------      -------      -------      --------
Increase from investment operations:
 Net investment income                                    $  0.36      $  0.36      $  0.44      $  0.68      $   0.55
 Net realized and unrealized gain (loss) on investments      8.70         3.11         6.00         4.18         (0.20)
                                                          -------      -------      -------      -------      -------
  Net increase from investment operations                 $  9.06      $  3.47      $  6.44      $  4.86      $   0.35
Distributions to shareowners:
 Net investment income                                      (0.31)       (0.33)       (0.40)       (0.56)        (0.65)
 Net realized gain                                          (1.88)       (1.31)       (0.33)           -             -
 Tax Return of Capital                                          -            -            -        (0.20)            -
                                                          -------      -------      -------      -------      --------
 Net increase (decrease) in net asset value               $  6.87      $  1.83      $  5.71      $  4.10      $  (0.30)
                                                          -------      -------      -------      -------      --------
 Net asset value, end of period                           $ 32.96      $ 26.09      $ 24.26      $ 18.55      $  14.45
                                                          =======      =======      =======      =======      ========
Total return*                                               36.48%       14.86%       35.39%       34.45%         2.28%
Ratio of net expenses to average net assets+                 1.16%        1.18%        1.23%        1.28%         1.32%
Ratio of net investment income to average net assets+        1.22%        1.46%        2.20%        4.26%         4.21%
Portfolio turnover rate                                        18%          12%          35%          20%           29%
Net assets, end of period (in thousands)                  $85,175      $67,383      $61,799      $39,892      $ 31,985

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.    7

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $26,047,118) (cost                   $144,238,574
  $85,413,297)
 Cash                                                                                                       1,499,464
 Receivables -
   Investment securities sold                                                                                 220,010
   Fund shares sold                                                                                            20,401
   Dividends, interest and foreign taxes withheld                                                             768,789
 Other                                                                                                          1,931
                                                                                                         ------------
     Total assets                                                                                        $146,749,169
                                                                                                         ------------
LIABILITIES:
 Payables -
   Investment securities purchased                                                                       $    170,822
   Fund shares repurchased                                                                                     15,220
   Upon return of securities loaned                                                                        26,706,744
 Due to affiliates                                                                                             13,986
 Accrued expenses                                                                                              70,402
                                                                                                         ------------
     Total liabilities                                                                                   $ 26,977,174
                                                                                                         ------------
NET ASSETS:
 Paid-in capital                                                                                         $ 51,019,057
 Undistributed net investment income                                                                          296,814
 Accumulated net realized gain on investments                                                               9,630,847
 Net unrealized gain on:
   Investments                                                                                             58,825,277
                                                                                                         ------------
     Total net assets                                                                                    $119,771,995
                                                                                                         ------------
NET ASSET VALUE PER SHARE:
Class I:
(No par value, unlimited number of shares authorized)
 Net assets                                                                                              $ 34,597,020
Shares outstanding                                                                                          1,047,925
                                                                                                         ------------
 Net asset value per share                                                                               $      33.01
Class II:
(No par value, unlimited number of shares authorized)
 Net assets                                                                                              $ 85,174,975
Shares outstanding                                                                                          2,584,309
                                                                                                         ------------
 Net asset value per share                                                                               $      32.96

8 The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                         Year
                                                                        Ended
                                                                       12/31/06
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $12,336)                $ 2,478,217
 Interest                                                                 59,988
 Income on securities loaned, net                                         21,309
                                                                     -----------
  Total investment income                                            $ 2,559,514
                                                                     -----------
EXPENSES:
 Management fees                                                     $   864,301
 Transfer agent fees and expenses                                          2,721
 Distribution fees (Class II)                                            187,632
 Administrative reimbursements                                            26,043
 Custodian fees                                                           18,352
 Professional fees                                                        40,768
 Printing expenses                                                        18,582
 Fees and expenses of nonaffiliated trustees                               4,443
 Miscellaneous                                                             6,642
                                                                     -----------
    Total expenses                                                   $ 1,169,484
                                                                     -----------
      Net investment income                                          $ 1,390,030
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain from:
   Investments                                                       $11,231,265
                                                                     -----------
 Change in net unrealized gain from investments                      $20,961,544
                                                                     -----------
   Net gain on investments                                           $32,192,809
                                                                     ===========
   Net increase in net assets resulting from operations              $33,582,839
                                                                     ===========

The accompanying notes are an integral part of these financial statements.     9

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 Year                 Year
                                                                                Ended                Ended
                                                                               12/31/06             12/31/05
FROM OPERATIONS:
Net investment income                                                        $  1,390,030         $  1,488,954
Net realized gain on investments                                               11,231,265            6,859,537
Change in net unrealized gain or loss on investments                           20,961,544            5,415,473
                                                                             ------------         ------------
  Net increase in net assets resulting from operations                       $ 33,582,839         $ 13,763,964
                                                                             ------------         ------------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
 Class I                                                                     $   (424,329)        $   (513,835)
 Class II                                                                        (782,250)            (868,561)
Net realized gain
 Class I                                                                       (2,014,498)          (1,720,481)
 Class II                                                                      (4,599,374)          (3,467,765)
                                                                             ------------         ------------
  Total distributions to shareowners                                         $ (7,820,451)        $ (6,570,642)
                                                                             ------------         ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                             $ 12,816,525         $ 14,850,583
Reinvestment of distributions                                                   7,820,451            6,570,642
Cost of shares repurchased                                                    (26,096,623)         (27,391,461)
                                                                             ------------         ------------
  Net decrease in net assets resulting from Fund share transactions          $ (5,459,647)        $ (5,970,236)
                                                                             ------------         ------------
  Net increase in net assets                                                 $ 20,302,741         $  1,223,086
NET ASSETS:
Beginning of year                                                              99,469,254           98,246,168
                                                                             ------------         ------------
End of year                                                                  $119,771,995         $ 99,469,254
                                                                             ============         ============
Undistributed net investment income, end of year                             $    296,814         $    211,528
                                                                             ============         ============

10 The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap
       Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth
       Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity
       Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Portfolio financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     A portion of the dividend income recorded by Real Estate Shares Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the statement of operations.

     At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

------------------------------------------------------------------------------------------------
                                   Undistributed Net        Accumulated Net
Portfolio                      Investment Income (Loss)   Realized Gain (Loss)   Paid-In Capital
------------------------------------------------------------------------------------------------
Real Estate Shares Portfolio         $(98,165)                 $79,454              $18,711
                                     ========                  =======              =======
------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                   2006                  2005
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                 $ 1,218,324           $1,584,389
Long-Term capital gain                            6,602,127            4,986,253
                                                --------------------------------
                                                  7,820,451            6,570,642
Return of Capital                                         -                    -
                                                --------------------------------
  Total distributions                           $ 7,820,451           $6,570,642
                                                ================================
Distributable Earnings (Accumulated Losses):
Undistributed long-term gain                    $ 9,813,003
REIT Dividend Payable                               296,814
Unrealized appreciation                          58,643,121
                                                -----------
  Total                                         $68,752,938
                                                -----------
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

D.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees for Class II Shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

E.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

     that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $8,075 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,167 in transfer agent fees payable to PIMSS at December 31, 2006.

4.   Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $1,744 payable to PFD at December 31, 2006.

5.   Aggregate Unrealized Appreciation and Depreciation

At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

-------------------------------------------------------------------------------------------
                                                                                 Net
                                                 Gross           Gross       Appreciation/
                                  Tax Cost    Appreciation    Depreciation   (Depreciation)
-------------------------------------------------------------------------------------------
Real Estate Shares Portfolio    $85,595,453   $58,678,633      $(35,512)       $58,643,121
                                ===========   ===========      =========       ===========
-------------------------------------------------------------------------------------------

6.   Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $19,608,088 and $30,962,587, respectively.

7.   Capital Shares

At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

-------------------------------------------------------------------------------------------
Real Estate Shares Portfolio    '06 Shares     '06 Amount     '05 Shares      '05 Amount
-------------------------------------------------------------------------------------------
CLASS I:
Shares sold                       84,036      $  2,506,439       57,099       $  1,401,143
Reinvestment of distributions     87,715         2,438,826       91,076          2,234,316
Shares repurchased              (351,719)      (10,297,594)    (420,029)       (10,198,782)
                                -----------------------------------------------------------
Net decrease                    (179,968)     $ (5,352,329)    (271,854)      $ (6,563,323)
                                ===========================================================
CLASS II:
Shares sold                      347,079      $ 10,310,086      558,332       $ 13,449,440
Reinvestment of distributions    194,162         5,381,625      176,725          4,336,326
Shares repurchased              (540,124)      (15,799,029)    (699,655)       (17,192,679)
                                -----------------------------------------------------------
Net increase (decrease)            1,117      $   (107,318)      35,402       $    593,087
                                ===========================================================
-------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Real Estate Shares VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Real Estate Shares VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/Ernst & Young LLP

Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio (the "Fund")
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract") between the Fund and Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"). The Investment Adviser has retained AEW Investment Advisers, LLC. (the "Sub-adviser") to act as sub-adviser to the Fund pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-adviser (the "Sub-advisory Agreement"). The Trustees have determined that the terms of the Management Contract and the Sub-advisory Agreement are fair and reasonable and that renewal of these contracts: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and
(ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of the Investment Adviser, or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract and Sub-advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and Sub-advisory Agreement, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates and (ix) the investment and compliance staffs and operations of the Sub-adviser.

Specifically, in connection with the Independent Trustees' review of the Management Contract and the Sub-advisory Agreement, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's and Sub-adviser's services and the reasonableness of the fees under the Management Contract and the Sub-advisory Agreement. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser and the Sub-adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser and the Sub-adviser, (6) the Investment Adviser's and Sub-adviser's financial results and condition, including, in the case of the Investment Adviser, its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the break points in the Fund's management fee and of a peer group of funds selected by the Independent Trustees for this purpose and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                                  (continued)
--------------------------------------------------------------------------------

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser and the Sub-adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the second quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the second quintile of the peer group for the three years ended June 30, 2006, the second quintile for the five years ended June 30, 2006 and the third quintile for the ten year period ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was good.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser and Sub-adviser responsible for investment operations. Among other things, the Trustees considered the size, education and experience of the Sub-adviser's investment staff. The Trustees concluded that the Investment Adviser and the Sub-adviser have the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract and the Sub-advisory Agreement.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also evaluated the fee under the Sub-advisory Agreement and the portion of the fee under the Management Contract retained by the Investment Adviser and determined they were consistent with other sub-advised funds. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the third quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated assets levels, a break point in the management fee was not necessary. As the assets increase, the Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and its affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Sub-adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's and Sub-adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser and the Sub-adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the Sub-adviser, and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund and the Sub-advisory Agreement, including the fees payable thereunder, were fair and reasonable and that their renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract and the Sub-advisory Agreement for another year.

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                         Trustees and Officers
Pioneer Investment Management, Inc.                        The trust's Board of Trustees provides broad supervision
                                                           over the portfolio's affairs. The officers of the trust are
Custodian                                                  responsible for the trust's operations. The trust's Trustees
Brown Brothers Harriman & Co.                              and officers are listed below, together with their principal occupations during the past five years. Trustees who are
Independent Registered Public Accounting Firm              interested persons of the trust within the meaning of the
Ernst & Young LLP                                          1940 Act are referred to as Interested Trustees. Trustees
                                                           who are not interested persons of the trust are referred to
Principal Underwriter                                      as Independent Trustees. Each of the Trustees serves as a
Pioneer Funds Distributor, Inc.                            trustee of each of the 86 U.S. registered investment
                                                           portfolios for which Pioneer serves as investment adviser
Legal Counsel                                              (the "Pioneer Funds"). The address for all Interested
Wilmer Cutler Pickering Hale and Dorr LLP                  Trustees and all officers of the trust is 60 State Street,
                                                           Boston, Massachusetts 02109.
Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE           PRINCIPAL OCCUPATION DURING          OTHER DIRECTORSHIPS
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE          PAST FIVE YEARS                      HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*  Chairman of the  Trustee since 1994. Serves  Deputy Chairman and a Director of    Director of ICI Mutual
                          Board, Trustee   until a successor trustee   Pioneer Global Asset Management      Insurance Company
                          and President    is elected or earlier       S.p.A. ("PGAM"); Non-Executive
                                           retirement or removal.      Chairman and a Director of Pioneer
                                                                       Investment Management USA Inc.
                                                                       ("PIM-USA"); Chairman and a
                                                                       Director of Pioneer; Chairman and
                                                                       Director of Pioneer Institutional
                                                                       Asset Management, Inc. (since
                                                                       2006); Director of Pioneer
                                                                       Alternative Investment Management
                                                                       Limited (Dublin); President and a
                                                                       Director of Pioneer Alternative
                                                                       Investment Management (Bermuda)
                                                                       Limited and affiliated funds;
                                                                       Director of PIOGLOBAL Real Estate
                                                                       Investment Fund (Russia) (until
                                                                       June 2006); Director of Nano-C,
                                                                       Inc. (since 2003); Director of Cole
                                                                       Investment Corporation (since
                                                                       2004); Director of Fiduciary
                                                                       Counseling, Inc.; President and
                                                                       Director of Pioneer Funds
                                                                       Distributor, Inc. ("PFD") (until
                                                                       May 2006); President of all of the
                                                                       Pioneer Funds; and Of Counsel,
                                                                       Wilmer Cutler Pickering Hale and
                                                                       Dorr LLP (counsel to PIM-USA and
                                                                       the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE           PRINCIPAL OCCUPATION DURING         OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS     WITH THE TRUST   AND TERM OF OFFICE          PAST FIVE YEARS                     HELD BY THIS TRUSTEE
David R. Bock (63)        Trustee          Trustee since 2005. Serves  Senior Vice President and Chief     Director of The
3050 K. Street NW,                         until a successor trustee   Financial Officer, I-trax, Inc.     Enterprise Social
Washington, DC 20007                       is elected or earlier       (publicly traded health care        Investment Company
                                           retirement or removal.      services company) (2001 - present); (privately-held
                                                                       Managing Partner, Federal City      affordable housing
                                                                       Capital Advisors (boutique merchant finance company); and
                                                                       bank) (2002 to 2004); and Executive Director of New York
                                                                       Vice President and Chief Financial  Mortgage Trust (publicly
                                                                       Officer, Pedestal Inc. (internet-   traded mortgage REIT)
                                                                       based mortgage trading company)
                                                                       (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)         Trustee          Trustee since 2000. Serves  President, Bush International       Director of Brady
3509 Woodbine Street,                      until a successor trustee   (international financial advisory   Corporation (industrial
Chevy Chase, MD 20815                      is elected or earlier       firm)                               identification and
                                           retirement or removal.                                          specialty coated material
                                                                                                           products manufacturer);
                                                                                                           Director of Briggs &
                                                                                                           Stratton Co. (engine
                                                                                                           manufacturer); Director
                                                                                                           of Mortgage Guaranty
                                                                                                           Insurance Corporation;
                                                                                                           and Director of UAL
                                                                                                           Corporation (airline
                                                                                                           holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59) Trustee          Trustee since 2000. Serves  Founding Director, The Winthrop     None
1001 Sherbrooke Street                     until a successor trustee   Group, Inc. (consulting firm); and
West, Montreal, Quebec,                    is elected or earlier       Desautels Faculty of Management,
Canada H3A 1G5                             retirement or removal.      McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)      Trustee          Trustee since 2006. Serves  Private investor (2004 - present);  Director of Quadriserv
89 Robbins Avenue,                         until a successor trustee   and Senior Executive Vice           Inc. (technology products
Berkeley Heights, NJ                       is elected or earlier       President, The Bank of New York     for securities lending
07922                                      retirement or removal.      (financial and securities services) industry)
                                                                       (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)  Trustee          Trustee since 1995. Serves  President and Chief Executive       Director of New America
200 State Street, 12th                     until a successor trustee   Officer, Newbury, Piret & Company,  High Income Fund, Inc.
Floor, Boston, MA 02109                    is elected or earlier       Inc. (investment banking firm)      (closed-end investment
                                           retirement or removal.                                          company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)        Trustee          Trustee since 2000. Serves  President, John Winthrop & Co.,     None
One North Adgers Wharf,                    until a successor trustee   Inc. (private investment firm)
Charleston, SC 29401                       is elected or earlier
                                           retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                            POSITIONS HELD  LENGTH OF SERVICE          PRINCIPAL OCCUPATION DURING          OTHER DIRECTORSHIPS
NAME AND AGE                WITH THE TRUST  AND TERM OF OFFICE         PAST FIVE YEARS                      HELD BY THIS OFFICER
Osbert M. Hood (54)+        Executive Vice  Since 2003. Serves at the  President and Chief Executive        Trustee of certain
                            President       discretion of the Board    Officer, PIM-USA since May 2003      Pioneer Funds
                                                                       (Director since January 2001;
                                                                       Executive Vice President and Chief
                                                                       Operating Officer from November
                                                                       2000 - May 2003); Director of PGAM
                                                                       since June 2003; President and
                                                                       Director of Pioneer since May 2003;
                                                                       President and Director of Pioneer
                                                                       Institutional Asset Management,
                                                                       Inc. since February 2006; Chairman
                                                                       and Director of Pioneer Investment
                                                                       Management Shareholder Services,
                                                                       Inc. ("PIMSS") since May 2003;
                                                                       Director of PFD since May 2006;
                                                                       Director of Oak Ridge Investments,
                                                                       LLC (a registered investment
                                                                       adviser in which PIM-USA owns a
                                                                       minority interest) since January
                                                                       2005; Director of Vanderbilt
                                                                       Capital Advisors, LLC (an
                                                                       institutional investment adviser
                                                                       wholly- owned by PIM-USA) since
                                                                       June 2006; and Executive Vice
                                                                       President of all of the Pioneer
                                                                       Funds since June 2003

+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)    Secretary       Since 2000. Serves at the  Secretary of PIM-USA; Senior Vice    None
                                            discretion of the Board    President - Legal of Pioneer;
                                                                       Secretary/Clerk of most of
                                                                       PIM-USA's subsidiaries; and
                                                                       Secretary of all of the Pioneer
                                                                       Funds since September 2003
                                                                       (Assistant Secretary from November
                                                                       2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)  Assistant       Since 2003. Serves at the  Vice President and Senior Counsel    None
                            Secretary       discretion of the Board    of Pioneer since July 2002; Vice
                                                                       President and Senior Counsel of
                                                                       BISYS Fund Services, Inc. (April
                                                                       2001 to June 2002); Senior Vice
                                                                       President and Deputy General
                                                                       Counsel of Funds Distributor, Inc.
                                                                       (July 2000 to April 2001); and
                                                                       Assistant Secretary of all of the
                                                                       Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)  Assistant       Since 2006. Serves at the  Partner, Wilmer Cutler Pickering     None
                            Secretary       discretion of the Board    Hale and Dorr LLP; and Assistant
                                                                       Secretary of all of the Pioneer
                                                                       Funds since July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)           Treasurer       Since 2000. Serves at the  Vice President - Fund Accounting,    None
                                            discretion of the Board    Administration and Controllership
                                                                       Services of Pioneer; and Treasurer
                                                                       of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)        Assistant       Since 2004. Serves at the  Deputy Treasurer of Pioneer since    None
                            Treasurer       discretion of the Board    2004; Treasurer and Senior Vice
                                                                       President, CDC IXIS Asset
                                                                       Management Services from 2002 to
                                                                       2003; Assistant Treasurer and Vice
                                                                       President, MFS Investment
                                                                       Management from 1997 to 2002; and
                                                                       Assistant Treasurer of all of the
                                                                       Pioneer Funds since November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)       Assistant       Since 2000. Serves at the  Assistant Vice President - Fund       None
                            Treasurer       discretion of the Board    Accounting, Administration and
                                                                       Controllership Services of Pioneer;
                                                                       and Assistant Treasurer of all of
                                                                       the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)          Assistant       Since 2002. Serves at the  Fund Accounting Manager - Fund       None
                            Treasurer       discretion of the Board    Accounting, Administration and
                                                                       Controllership Services of Pioneer;
                                                                       and Assistant Treasurer of all of
                                                                       the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                            POSITIONS HELD  LENGTH OF SERVICE          PRINCIPAL OCCUPATION DURING          OTHER DIRECTORSHIPS
NAME AND AGE                WITH THE TRUST  AND TERM OF OFFICE         PAST FIVE YEARS                      HELD BY THIS OFFICER
Katherine Kim Sullivan      Assistant       Since 2003. Serves at the  Fund Administration Manager - Fund   None
(33)                        Treasurer       discretion of the Board    Accounting, Administration and
                                                                       Controllership Services since June
                                                                       2003; Assistant Vice President -
                                                                       Mutual Fund Operations of State
                                                                       Street Corporation from June 2002
                                                                       to June 2003 (formerly Deutsche
                                                                       Bank Asset Management); Pioneer
                                                                       Fund Accounting, Administration and
                                                                       Controllership Services (Fund
                                                                       Accounting Manager from August 1999
                                                                       to May 2002); and Assistant
                                                                       Treasurer of all of the Pioneer
                                                                       Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)     Chief          Since 2006. Serves at the   Chief Compliance Officer of Pioneer  None
                            Compliance     discretion of the Board     and all of the Pioneer Funds since
                            Officer                                    March 2006; Vice President and
                                                                       Senior Counsel of Pioneer since
                                                                       September 2004; and Senior Vice
                                                                       President and Counsel, State Street
                                                                       Research & Management Company
                                                                       (February 1998 to September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                                                              25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18661-01-0207



                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                        Pioneer Small Cap Value VCT Portfolio -- Class II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Small Cap Value VCT Portfolio

  Portfolio and Performance Update                                2

  Comparing Ongoing Portfolio Expenses                            3

  Portfolio Management Discussion                                 4

  Schedule of Investments                                         6

  Financial Statements                                           10

  Notes to Financial Statements                                  14

  Report of Independent Registered Public
    Accounting Firm                                              20

  Factors Considered by the Independent Trustees
    in Approving the Management Contract                         21

  Trustees, Officers and Service Providers                       24

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]


U.S. Common Stocks                                             78.2%
Temporary Cash Investment                                      17.9%
Depositary Receipts for International Stocks                    1.9%
Exchange Traded Fund                                            0.8%
International Common Stocks                                     0.8%
Preferred Stocks                                                0.4%

Sector Distribution
(As a percentage of equity holdings)

[The following table was depicted as a pie chart in the printed material.]


Financials                                                     24.6%
Information Technology                                         18.9%
Industrials                                                    15.6%
Consumer Discretionary                                         11.7%
Health Care                                                    11.2%
Energy                                                          6.4%
Consumer Staples                                                5.1%
Materials                                                       3.0%
Utilities                                                       2.0%
Telecommunication Services                                      1.5%

Five Largest Holdings
(As a percentage of equity holdings)

1.      Apollo Investment Corp.                                2.04%
2.      Deerfield Triarc
         Capital Corp.                                         1.98
3.      Assured Guaranty, Ltd.                                 1.77
4.      Insight Enterprises, Inc.                              1.76
5.      Cross Country
         Healthcares, Inc.                                     1.65

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                              12/31/06      12/31/05
Net Asset Value per Share     $ 17.76      $ 16.07

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                             $ 0.0003        $ 0.1027          $ 0.4162

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small Cap Value VCT Portfolio at net asset value, compared to that of the Russell 2000 Value Index and the Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following table was depicted as a line chart in the printed material.]


             Pioneer Small
             Cap Value VCT     Russell 2000     Russell 2000
               Portfolio          Index          Value Index
11/01           10,000           10,000           10,000
                10,572           10,617           10,612
12/02           8,955            8,442            9,400
                12,088           12,432           13,726
12/04           14,492           14,711           16,780
                16,101           15,380           17,570
12/06           18,378           18,205           21,695

The Russell 2000 Value Index measures the performance of U.S. small-cap value stocks. The Russell 2000 Index measures the performance of U.S. small-cap stocks. The Russell 2000 Value Index is now the Portfolio's secondary benchmark index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------

Life-of-Class
(11/8/01)                                                    13.16%
5 Years                                                      11.69%
1 Year                                                       14.14%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Small Cap Value VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                        II
------------------------------------------------------------------
Beginning Account Value on 7/1/06              $ 1,000.00
Ending Account Value on 12/31/06               $ 1,083.54
Expenses Paid During Period*                   $     6.35

* Expenses are equal to the Portfolio's annualized expense ratio of 1.21% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Small Cap Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.



Share Class                                        II
------------------------------------------------------------------
Beginning Account Value on 7/1/06              $ 1,000.00
Ending Account Value on 12/31/06               $ 1,019.11
Expenses Paid During Period*                   $     6.16

* Expenses are equal to the Portfolio's annualized expense ratio of 1.21% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

Since November 1, 2006, day-to-day management of Pioneer Small Cap Value VCT Portfolio has been the responsibility of Peter Wiley and Scott Zilora. Mr. Wiley, a vice president, joined Pioneer in 2006 from Trove Partners, LLC, where he was a director and portfolio manager. Mr. Zilora, a vice president, joined Pioneer in 1996 as an equity analyst. In the following pages, they detail the Portfolio's recent results and offer their outlook for small-cap stocks in the year ahead.

Q. How did the Portfolio perform over this period?
A. For the twelve months ended December 31, 2006, Class II shares of Pioneer Small Cap Value VCT Portfolio returned 14.14% at net asset value. This result trailed the 18.37% return of the Russell 2000 Index, the Fund's primary benchmark, as well as the 23.48% return of the Russell 2000 Value Index, the Fund's secondary benchmark. The Portfolio's return also lagged the 17.31% average return of the 37 Lipper Small-Cap Value Funds for the same period.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. Please describe the investment background over this period.
A. Positive economic expectations that fueled a vigorous spring rally yielded to pessimism by summer, causing the market to surrender all of its earlier gains and a bit more. Investor concerns included high energy prices, especially for gasoline, that appeared likely to pinch off consumer spending and thus slow the economy. At the same time, rising interest rates were increasing borrowing costs, and the housing bubble appeared ready to burst. Housing deflation shook homeowners, who had grown accustomed to steady rises in the value of their homes and their perceived wealth.

   But these fears soon eased. Gasoline and oil prices receded and the housing market appears to have flattened. In addition, the Federal Reserve Board's decision to interrupt its long string of interest rates hikes supported the idea of a soft economic landing, as opposed to the recession that sometimes follows a period of strong expansion. November's election passed without notable market impact on financial markets, and by period's end, Wall Street's overall tone had grown more positive.

Q. Which of the Portfolio's sector exposures or holdings helped performance?
A. The portfolio benefited from a series of moderate gains in health care as well as from being underweight in the sector. Avoiding the underperforming consumer discretionary sector also aided returns.

   Technitrol, which produces electronic components and assemblies, boosted earnings while advancing strategic priorities that include a review of product offerings, well-targeted acquisitions, and increasing revenue through margin expansion and price increases. Alaska Communications, a rural telecommunications company, delivered unexpectedly high earnings and an attractive dividend as it enjoyed solid growth in wireless services. Favorable trends in managed Medicaid benefits have significantly aided Amerigroup, an HMO serving beneficiaries of Medicaid and other public programs. Amerigroup

A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   has added to its roster of state Medicaid programs, tightened cost controls, and kept claims expenses within expectations. Watson Wyatt provides human resources and other business consulting services. Favorable economic conditions have brought increased consulting activity and good earnings growth. And RentWay, a rent-to-buy retailer, was acquired by Rent-A-Center in a friendly merger of competitors.

Q. What detracted from results?
A. In the first and third quarter of the year, in particular, the Portfolio's deep value strategy was not in favor, and this proved to be a detractor from performance.

   More specifically, exposure to energy stocks amid declining oil and gas prices was another factor in the Portfolio's underperformance relative to its benchmark. Adverse stock selection in technology was another. Delays in defense programs and weak semiconductor orders caused Mercury Computer Systems to revise earnings expectations downward. Black Box suffered revenue shortfalls in its voice and data product lines. Borland Software continued to revamp its strategy under a new CEO, creating a period of uncertainty. And Avid Technology's earnings remained under pressure from problems associated with attempts to integrate a 2005 acquisition. We continued to hold these companies as we move ahead with our review of Portfolio holdings.

Q. What will be your approach to managing the Portfolio?
A. We do not expect to make wholesale changes in the Portfolio; instead, our approach will be gradual and cautious, and based on an analysis of each holding.

   We are taking a fresh look at each stock in terms of its risk and reward potential. We are also reviewing the size of each position in order to avoid overexposure to a single company. That assessment may lead us to pare back stocks that have appreciated beyond our standard of what the Portfolio's maximum commitment to any one issue should be. In that way, we hope to manage the overall risk and return attributes of the portfolio effectively.

Q. What is your outlook for the upcoming year?
A. We believe small-cap stocks will continue to outperform larger-capitalization issues in 2007. Now that energy prices have backed down and fears of further interest rates hikes are abating, there appears to be more potential for growth among smaller companies. Stable or declining rates should allow small-cap companies to expand earnings without fear of rising borrowing costs. Smaller companies also tend to be more economically sensitive, and so the moderating economic expansion that we anticipate could make the next year one in which careful, bottom-up stock selection is especially important. We do not expect a repeat of recent years when stocks rose broadly. Rather, good analysis will be the key to finding pockets of value and potentially rewarding opportunities.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

      Shares                                                               Value
                  PREFERRED STOCKS - 0.4%
                  Insurance - 0.4%
                  Multi-Line Insurance - 0.4%
      18,640      Quanta Capital Holdings,
                  10.25%, 12/1/49                                    $   345,772
                                                                     -----------
                  Total Insurance                                    $   345,772
                                                                     -----------
                  TOTAL PREFERRED STOCKS
                  (Cost $466,000)                                    $   345,772
                                                                     -----------
                  COMMON STOCKS - 86.7%
                  Energy - 5.6%
                  Coal & Consumable Fuels - 0.4%
      16,887      Massey Energy Co.                                  $   392,285
                                                                     -----------
                  Oil & Gas Drilling - 0.2%
       5,974      Todco                                              $   204,132
                                                                     -----------
                  Oil & Gas Equipment & Services - 2.7%
      34,435      Dresser-Rand Group, Inc.*                          $   842,624
      21,628      Gulfmark Offshore, Inc.*                               809,103
      52,111      Key Energy Services, Inc.*                             815,537
                                                                     -----------
                                                                     $ 2,467,264
                                                                     -----------
                  Oil & Gas Exploration & Production - 2.3%
      18,326      Forest Oil Corp.*                                  $   598,894
       8,617      Penn Virginia Corp.                                    603,535
      21,180      Riata Energy, Inc. (144A)*                             381,240
      13,890      Southwestern Energy Co.*                               486,845
                                                                     -----------
                                                                     $ 2,070,514
                                                                     -----------
                  Total Energy                                       $ 5,134,195
                                                                     -----------
                  Materials - 2.6%
                  Gold - 1.7%
      26,978      Goldcorp, Inc.                                     $   767,254
      93,526      IAMGOLD Corp.                                          823,964
                                                                     -----------
                                                                     $ 1,591,218
                                                                     -----------
                  Paper Products - 0.3%
      35,340      Domtar, Inc. (a)                                   $   298,270
                                                                     -----------
                  Specialty Chemicals - 0.4%
      33,101      Chemtura Corp.                                     $   318,763
                                                                     -----------
                  Steel - 0.2%
      18,243      NN, Inc.                                           $   226,760
                                                                     -----------
                  Total Materials                                    $ 2,435,011
                                                                     -----------
                  Capital Goods - 7.1%
                  Building Products - 0.1%
       5,397      Goodman Global, Inc.*                              $    92,828
                                                                     -----------
                  Construction & Engineering - 0.5%
      17,841      Insituform Technologies, Inc.*                     $   461,368
                                                                     -----------


      Shares                                                               Value
                  Construction, Farm Machinery &
                  Heavy Trucks - 3.1%
      34,561      Commercial Vehicle Group, Inc.*                    $   753,430
      34,652      Federal Signal Corp.                                   555,818
       3,071      Joy Global, Inc.                                       148,452
       2,531      Nacco Industries, Inc.                                 345,735
      34,601      Wabtec Corp.                                         1,051,178
                                                                     -----------
                                                                     $ 2,854,613
                                                                     -----------
                  Electrical Component & Equipment - 2.2%
      47,100      C&D Technologies, Inc. (a)                         $   223,254
      92,267      Graftech International, Ltd.*                          638,488
     152,024      Power-One, Inc.*                                     1,106,735
                                                                     -----------
                                                                     $ 1,968,477
                                                                     -----------
                  Industrial Conglomerates - 0.4%
      30,300      Cardiome Pharma Corp.*                             $   337,845
                                                                     -----------
                  Industrial Machinery - 0.5%
       9,147      Flowserve Corp.*                                   $   461,649
                                                                     -----------
                  Trading Companies & Distributors - 0.3%
      11,567      Applied Industrial Technologies, Inc.              $   304,328
                                                                     -----------
                  Total Capital Goods                                $ 6,481,108
                                                                     -----------
                  Commercial Services & Supplies - 2.9%
                  Diversified Commercial Services - 0.7%
      16,384      School Specialty, Inc.*                            $   614,236
                                                                     -----------
                  Human Resource & Employment Services - 2.2%
      21,949      Korn/Ferry International*                          $   503,949
      38,330      On Assignment, Inc.*                                   450,378
      23,438      Watson Wyatt Worldwide, Inc.                         1,058,226
                                                                     -----------
                                                                     $ 2,012,553
                                                                     -----------
                  Total Commercial Services &
                  Supplies                                           $ 2,626,789
                                                                     -----------
                  Transportation - 3.7%
                  Air Freight & Couriers - 1.0%
      14,251      Forward Air Corp.                                  $   412,281
      17,344      Pacer International, Inc.                              516,331
                                                                     -----------
                                                                     $   928,612
                                                                     -----------
                  Marine - 1.3%
       4,569      Dryships, Inc. (a)                                 $    82,288
      21,826      Excel Maritime Carriers, Ltd.*                         318,878
      10,732      Genco Shipping & Trading, Ltd.                         299,852
      40,205      Quintana Maritime, Ltd. (a)                            443,059
                                                                     -----------
                                                                     $ 1,144,077
                                                                     -----------
                  Railroads - 0.7%
      24,891      Genesee & Wyoming, Inc.*                           $   652,891
                                                                     -----------
                  Trucking - 0.7%
      10,190      Dollar Thrifty Automotive Group*                   $   464,766
       8,501      Universal Truckload Services, Inc.*                    201,899
                                                                     -----------
                                                                     $   666,665
                                                                     -----------
                  Total Transportation                               $ 3,392,245
                                                                     -----------

6   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                               Value
                  Automobiles & Components - 1.0%
                  Tires & Rubber - 1.0%
      64,750      Cooper Tire & Rubber (a)                           $   925,925
                                                                     -----------
                  Total Automobiles & Components                     $   925,925
                                                                     -----------
                  Consumer Durables & Apparel - 3.1%
                  Apparel, Accessories & Luxury Goods - 0.9%
      15,500      Phillips-Van Heusen                                $   777,635
                                                                     -----------
                  Footwear - 1.3%
      17,500      Skechers U.S.A.*                                   $   582,925
      22,200      Wolverine World Wide, Inc.                             633,144
                                                                     -----------
                                                                     $ 1,216,069
                                                                     -----------
                  Housewares & Specialties - 0.9%
      23,141      Jarden Corp.*(a)                                   $   805,075
                                                                     -----------
                  Total Consumer Durables & Apparel                  $ 2,798,779
                                                                     -----------
                  Consumer Services - 2.8%
                  Casinos & Gaming - 1.2%
      36,700      Scientific Games Corp.*                            $ 1,109,441
                                                                     -----------
                  Hotels, Resorts & Cruise Lines - 0.4%
      11,900      Ambassadors Group, Inc.                            $   361,165
                                                                     -----------
                  Restaurants - 1.2%
      30,575      AFC Enterprises, Inc.*                             $   540,260
      16,600      Rare Hospitality International, Inc.*                  546,638
                                                                     -----------
                                                                     $ 1,086,898
                                                                     -----------
                  Total Consumer Services                            $ 2,557,504
                                                                     -----------
                  Media - 0.6%
                  Advertising - 0.6%
     114,600      Harris Interactive Inc.*                           $   577,584
                                                                     -----------
                  Total Media                                        $   577,584
                                                                     -----------
                  Retailing - 2.8%
                  Apparel Retail - 2.8%
      31,300      Bebe Stores, Inc.                                  $   619,427
      45,700      New York & Co., Inc.*                                  597,756
      23,549      Stage Stores, Inc.                                     715,654
      26,900      The Dress Barn, Inc.*                                  627,577
                                                                     -----------
                                                                     $ 2,560,414
                                                                     -----------
                  Total Retailing                                    $ 2,560,414
                                                                     -----------
                  Food & Drug Retailing - 0.5%
                  Food Retail - 0.5%
      22,900      Alimentation Couche-Tard, Inc.                     $   500,633
                                                                     -----------
                  Total Food & Drug Retailing                        $   500,633
                                                                     -----------
                  Food, Beverage & Tobacco - 0.6%
                  Packaged Foods & Meats - 0.6%
      27,260      B & G Foods, Inc.                                  $   545,745
                                                                     -----------
                  Total Food, Beverage & Tobacco                     $   545,745
                                                                     -----------

      Shares                                                               Value
                  Household & Personal Products - 3.3%
                  Household Products - 0.8%
      15,500      Central Garden & Pet Co.*                          $   750,510
                                                                     -----------
                  Personal Products - 2.5%
      40,900      Elizabeth Arden*                                   $   779,145
      19,295      Herbalife, Ltd.*                                       774,887
      38,012      Nu Skin Enterprises, Inc.                              692,959
       1,510      Reliv International, Inc.                               13,107
                                                                     -----------
                                                                     $ 2,260,098
                                                                     -----------
                  Total Household &
                  Personal Products                                  $ 3,010,608
                                                                     -----------
                  Health Care Equipment & Services - 8.0%
                  Health Care Equipment - 1.0%
      16,818      Analogic Corp.                                     $   944,163
                                                                     -----------
                  Health Care Facilities - 0.6%
       8,750      Lifepoint Hospitals, Inc.*                         $   294,875
       6,865      Triad Hospitals, Inc.*                                 287,163
                                                                     -----------
                                                                     $   582,038
                                                                     -----------
                  Health Care Services - 3.9%
      17,797      Chemed Corp.                                       $   658,133
      60,862      Cross Country Healthcares, Inc.*                     1,328,009
      15,808      Pediatrix Medical Group, Inc.*                         773,011
      31,249      Providence Service Corp.*(a)                           785,287
                                                                     -----------
                                                                     $ 3,544,440
                                                                     -----------
                  Health Care Supplies - 1.1%
      61,120      Merit Medical Systems, Inc.*                       $   968,141
                                                                     -----------
                  Managed Health Care - 1.4%
      35,250      AMERIGROUP Corp.*                                  $ 1,265,123
                                                                     -----------
                  Total Health Care
                  Equipment & Services                               $ 7,303,905
                                                                     -----------
                  Pharmaceuticals & Biotechnology - 1.9%
                  Biotechnology - 1.3%
      31,400      Array Biopharma, Inc.*                             $   405,688
       5,625      Cubist Pharmaceuticals, Inc.*(a)                       101,869
      16,500      Regeneron Pharmaceuticals, Inc.*                       331,155
       8,800      Vertex Pharmaceuticals, Inc.*                          329,296
                                                                     -----------
                                                                     $ 1,168,008
                                                                     -----------
                  Life Sciences Tools & Services - 0.6%
       8,900      Advanced Magnetics, Inc.*                          $   531,508
                                                                     -----------
                  Total Pharmaceuticals &
                  Biotechnology                                      $ 1,699,516
                                                                     -----------

  The accompanying notes are an integral part of these financial statements.   7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                     (continued)
--------------------------------------------------------------------------------

      Shares                                                               Value
                  Banks - 5.3%
                  Regional Banks - 4.5%
      15,483      Alliance Bankshares Corp.*                         $   242,309
      18,950      Cadence Financial Corp.*                               410,647
      48,365      Cardinal Financial Corp.                               495,741
      10,045      City National Corp.                                    715,204
      22,900      Hansen Natural Corp.*(a)                               771,272
       3,209      Signature Bank*                                         99,415
      27,508      Southwest Bancorp, Inc.                                766,373
      16,152      Sterling Bancshares, Inc.                              210,299
      18,909      Texas Capital Bancshares, Inc.*                        375,911
                                                                     -----------
                                                                     $ 4,087,171
                                                                     -----------
                  Thrifts & Mortgage Finance - 0.8%
      31,088      BankAtlantic Bancorp, Inc.                         $   429,325
      17,004      Provident Financial Services, Inc.                     308,283
                                                                     -----------
                                                                     $   737,608
                                                                     -----------
                  Total Banks                                        $ 4,824,779
                                                                     -----------
                  Diversified Financials - 5.3%
                  Asset Management & Custody Banks - 1.8%
      73,160      Apollo Investment Corp.                            $ 1,638,784
                                                                     -----------
                  Consumer Finance - 2.1%
      15,097      Advanta Corp.                                      $   601,012
      17,671      Advanta Corp. (Class B)                                770,986
      11,736      Cash America International, Inc.                       550,418
                                                                     -----------
                                                                     $ 1,922,416
                                                                     -----------
                  Investment Banking & Brokerage - 0.7%
       9,505      A.G. Edwards, Inc.                                 $   601,571
                                                                     -----------
                  Multi-Sector Holding - 0.6%
      34,050      Compass Diversified Trust                          $   583,958
                                                                     -----------
                  Specialized Finance - 0.1%
       4,026      Nasdaq Stock Market, Inc.*                         $   123,961
                                                                     -----------
                  Total Diversified Financials                       $ 4,870,690
                                                                     -----------
                  Insurance - 6.0%
                  Life & Health Insurance - 0.4%
      29,718      American Equity Investment Life Holding            $   387,226
                                                                     -----------
                  Multi-Line Insurance - 0.3%
     130,114      Quanta Capital Holdings*                           $   279,745
                                                                     -----------
                  Property & Casualty Insurance - 2.1%
      53,534      Assured Guaranty, Ltd.                             $ 1,424,004
       3,700      Ohio Casualty Corp.                                    110,297
       6,528      Selective Insurance Group, Inc.                        373,989
                                                                     -----------
                                                                     $ 1,908,290
                                                                     -----------


      Shares                                                               Value
                  Reinsurance - 3.2%
      38,025      IPC Holdings, Ltd.                                 $ 1,195,886
      16,466      Max Re Capital, Ltd.                                   408,686
      21,688      Platinum Underwriter Holdings, Ltd.                    671,027
      41,717      Ram Holdings, Ltd.*                                    596,136
                                                                     -----------
                                                                     $ 2,871,735
                                                                     -----------
                  Total Insurance                                    $ 5,446,996
                                                                     -----------
                  Real Estate - 3.8%
                  Mortgage Real Estate Investment Trusts - 2.3%
      41,035      Annaly Capital Management, Inc.                    $   570,797
      93,841      Deerfield Triarc Capital Corp.                       1,588,728
                                                                     -----------
                                                                     $ 2,159,525
                                                                     -----------
                  Office Real Estate Investment Trusts - 1.2%
      37,895      BioMed Property Trust, Inc.                        $ 1,083,797
                                                                     -----------
                  Retail Real Estate Investment Trusts - 0.3%
      19,736      Feldman Mall Properties, Inc.                      $   246,700
                                                                     -----------
                  Total Real Estate                                  $ 3,490,022
                                                                     -----------
                  Software & Services - 6.8%
                  Application Software - 4.5%
      91,402      Aspen Technology, Inc.*                            $ 1,007,250
      46,449      Bottomline Technologies, Inc.*                         531,841
      23,941      Corel Corp.*                                           323,204
      52,413      Sonic Solutions*(a)                                    854,332
      20,629      SPSS, Inc.*                                            620,314
      84,189      TIBCO Software, Inc.*                                  794,744
                                                                     -----------
                                                                     $ 4,131,685
                                                                     -----------
                  IT Consulting & Other Services - 1.1%
      39,893      Gartner Group, Inc.*                               $   789,482
      13,155      NCI, Inc.*                                             201,140
                                                                     -----------
                                                                     $   990,622
                                                                     -----------
                  Systems Software - 1.2%
     111,728      Borland Software Corp.*                            $   607,800
      18,172      Sybase, Inc.*                                          448,848
                                                                     -----------
                                                                     $ 1,056,648
                                                                     -----------
                  Total Software & Services                          $ 6,178,955
                                                                     -----------
                  Technology Hardware & Equipment - 9.0%
                  Communications Equipment - 2.7%
      10,858      Black Box Corp.                                    $   455,927
      38,324      Dycom Industries, Inc.*                                809,403
     132,383      Symmetricom, Inc.*                                   1,180,856
                                                                     -----------
                                                                     $ 2,446,186
                                                                     -----------
                  Computer Hardware - 1.7%
      34,261      Avid Technology, Inc.*(a)                          $ 1,276,565
     144,936      Concurrent Computer Corp.*                             262,334
                                                                     -----------
                                                                     $ 1,538,899
                                                                     -----------

8   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                               Value
                  Computer Storage & Peripherals - 0.7%
      23,714      Electronics for Imaging, Inc.*                     $   630,318
                                                                     -----------
                  Electronic Equipment & Instruments - 1.0%
       4,344      Electro Scientific Industrials*                    $    87,488
      18,490      Planar Systems, Inc.*                                  178,798
      25,962      Technitrol, Inc.                                       620,232
                                                                     -----------
                                                                     $   886,518
                                                                     -----------
                  Electronic Manufacturing Services - 1.4%
      35,289      Mercury Computer Systems, Inc.*                    $   471,461
      60,725      Smart Modular Technologies (WWH), Inc.*                817,359
                                                                     -----------
                                                                     $ 1,288,820
                                                                     -----------
                  Technology Distributors - 1.5%
      74,806      Insight Enterprises, Inc.*                         $ 1,411,589
                                                                     -----------
                  Total Technology Hardware &
                  Equipment                                          $ 8,202,330
                                                                     -----------
                  Semiconductors - 0.9%
                  Semiconductor Equipment - 0.3%
      23,213      Brooks Automation, Inc.*                           $   334,267
                                                                     -----------
                  Semiconductors - 0.6%
      80,844      Lattice Semiconductor Corp.*                       $   523,869
                                                                     -----------
                  Total Semiconductors                               $   858,136
                                                                     -----------
                  Telecommunication Services - 1.3%
                  Integrated Telecommunication Services - 1.3%
      80,733      Alaska Communications Systems
                  Group, Inc.                                        $ 1,226,334
                                                                     -----------
                  Total Telecommunication Services                   $ 1,226,334
                                                                     -----------
                  Utilities - 1.8%
                  Gas Utilities - 1.8%
      26,598      AGL Resources, Inc.                                $ 1,034,928
      12,206      Energen Corp.                                          572,950
                                                                     -----------
                                                                     $ 1,607,878
                                                                     -----------
                  Total Utilities                                    $ 1,607,878
                                                                     -----------
                  TOTAL COMMON STOCKS
                  (Cost $69,200,973)                                 $79,256,081
                                                                     -----------
                  EXCHANGE TRADED FUNDS - 0.9%
       3,177      Russell 2000 Exchange Traded Fund (a)              $   247,901
       3,345      Russell 2000 Growth Exchange
                  Traded Fund                                            263,486
       3,620      Russell 2000 Value Exchange
                  Traded Fund (a)                                        289,745
                                                                     -----------
                                                                     $   801,132
                                                                     -----------
                  TOTAL EXCHANGE TRADED FUNDS
                  (Cost $621,348)                                    $   801,132
                                                                     -----------


   Principal
      Amount                                                               Value
                  TEMPORARY CASH INVESTMENTS - 19.1%
                  Repurchase Agreement - 11.8%
 $10,800,000      UBS Warburg, Inc., 4.7%, dated
                  12/29/06, repurchase price of
                  $10,800,000 plus accrued interest on
                  1/2/07 collateralized by $10,853,000
                  U.S. Treasury Bill, 5.625%, 5/15/08                $10,800,000
                                                                     -----------
     Shares
                  Security Lending Collateral - 7.3%
   6,700,960      Securities Lending Investment
                  Fund, 5.26%                                        $ 6,700,960
                                                                     -----------
                  TOTAL TEMPORARY
                  CASH INVESTMENTS
                  (Cost $17,500,960)                                 $17,500,960
                                                                     -----------
                  TOTAL INVESTMENT IN SECURITIES - 107.1%
                  (Cost $87,789,281)                                 $97,903,945
                                                                     -----------
                  OTHER ASSETS
                  AND LIABILITIES - (7.1)%                           $(6,508,155)
                                                                     -----------
                  TOTAL NET ASSETS - 100.0%                          $91,395,790
                                                                     -----------

*       Non-income producing security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2006, the value of these securities amounted to $381,240 or 0.4% of total net assets.
(a)     At December 31, 2006, the following securities were out on loan:


    Shares        Security                                                 Value
      33,918      Avid Technology, Inc.*                             $ 1,263,785
      46,629      C&D Technologies, Inc.                                 221,021
      64,102      Cooper Tire & Rubber                                   916,659
       5,569      Cubist Pharmaceuticals, Inc.*                          100,855
      34,942      Domtar, Inc.                                           294,910
       4,522      Dryships, Inc.                                          81,441
      19,998      Hansen Natural Corp.*                                  673,533
      20,633      Jarden Corp.*                                          717,822
      30,845      Providence Service Corp.*                              775,135
      39,739      Quintana Maritime. Ltd.                                437,924
       3,059      Russell 2000 Exchange Traded Fund                      238,694
       3,556      Russell 2000 Value Exchange
                  Traded Fund                                            284,622
      29,317      Sonic Solutions*                                       477,867
                                                                     -----------
                  Total                                              $ 6,484,268
                                                                     -----------

  The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                           Year           Year        Year        5/1/03 (a)
                                                                           Ended         Ended        Ended           to
Class II                                                                 12/31/06       12/31/05    12/31/04       12/31/03
Net asset value, beginning of period                                    $  16.07        $ 14.95     $ 12.47       $  9.11
                                                                        --------        -------     -------       -------
Increase (decrease) from investment operations:
  Net investment income (loss)                                          $   0.07        $  0.02     $ (0.03)      $     --
  Net realized and unrealized gain on investments, futures contracts
    and foreign currency transactions                                       2.14           1.59         2.51         3.36
                                                                        --------        -------     -------       --------
    Net increase from investment operations                             $   2.21        $  1.61     $  2.48       $  3.36
Distributions to shareowners:
  Net investment income                                                    (0.00)(c)         --          --             --
  Net realized gain                                                        (0.52)         (0.49)         --             --
                                                                        --------        -------     -------       --------
    Net increase in net asset value                                     $   1.69        $  1.12     $  2.48       $  3.36
                                                                        --------        -------     -------       --------
Net asset value, end of period                                          $  17.76        $ 16.07     $ 14.95       $ 12.47
                                                                        --------        -------     -------       --------
Total return*                                                              14.14%         11.10%      19.89%         36.88%(b)
Ratio of net expenses to average net assets+                                1.21%          1.39%       1.54%          1.58%* *
Ratio of net investment income (loss) to average net assets+                0.58%          0.16%      (0.41)%        (0.15)%**
Portfolio turnover rate                                                       78%            38%         36%            74%
Net assets, end of period (in thousands)                                $ 35,726        $21,700     $10,845       $  2,760
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                              1.21%          1.39%       1.59%          2.65%* *
  Net investment income (loss)                                              0.58%          0.16%      (0.46)%        (1.22)%**
Ratios with waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                              1.21%          1.39%       1.54%          1.58%* *
  Net investment income (loss)                                              0.58%          0.16%      (0.41)%        (0.15)%**

(a) Class II shares were first publicly offered on May 1, 2003.
(b) Not annualized.
(c) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the net asset value at the end of each period.
** Annualized.
+  Ratios with no reduction for fee paid indirectly.
NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities loaned of $6,484,268) (cost $87,789,281)    $97,903,945

  Receivables --
    Investment securities sold                                                                             651,638
    Fund shares sold                                                                                       101,652
    Dividends, interest and foreign taxes withheld                                                         126,371
  Other                                                                                                      9,512
                                                                                                       -----------
      Total assets                                                                                     $98,793,118
                                                                                                       -----------
LIABILITIES:
  Payables --
    Investment securities purchased                                                                    $    78,076
    Fund shares repurchased                                                                                305,333
    Upon return of securities loaned                                                                     6,700,960
    Variation margin                                                                                        79,300
  Due to bank                                                                                               84,431
  Due to affiliates                                                                                          7,838
  Accrued expenses                                                                                         141,390
                                                                                                       -----------
      Total liabilities                                                                                $ 7,397,328
                                                                                                       -----------
NET ASSETS:
  Paid-in capital                                                                                      $61,214,027
  Undistributed net investment income                                                                      567,692
  Accumulated net realized gain on investments                                                          19,571,576
  Net unrealized gain (loss) on:
    Investments                                                                                         10,114,664
    Futures contracts                                                                                      (72,169)
                                                                                                       -----------
      Total net assets                                                                                 $91,395,790
                                                                                                       -----------
NET ASSET VALUE PER SHARE:
  Class I:
  (No par value, unlimited number of shares authorized)
    Net assets                                                                                         $55,669,901
  Shares outstanding                                                                                     3,107,085
                                                                                                       -----------
    Net asset value per share                                                                          $     17.92
  Class II:
  (No par value, unlimited number of shares authorized)
    Net assets                                                                                         $35,725,889
  Shares outstanding                                                                                     2,011,414
                                                                                                       -----------
    Net asset value per share                                                                          $     17.76

 The accompanying notes are an integral part of these financial statements.   11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                           Year
                                                                                                          Ended
                                                                                                         12/31/06
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,158)                                                $     935,589
  Interest                                                                                                 311,412
  Income on securities loaned, net                                                                          45,624
                                                                                                     -------------
    Total investment income                                                                          $   1,292,625
                                                                                                     -------------
EXPENSES:
  Management fees                                                                                    $     536,724
  Transfer agent fees and expenses                                                                           2,974
  Distribution fees (Class II)                                                                              74,174
  Administrative reimbursements                                                                              6,693
  Custodian fees                                                                                            53,883
  Professional fees                                                                                         46,456
  Printing expense                                                                                          20,794
  Fees and expenses of nonaffiliated trustees                                                                3,943
  Miscellaneous                                                                                              3,941
                                                                                                     -------------
    Total expenses                                                                                   $     749,582
    Less fees paid indirectly                                                                               (4,322)
                                                                                                     -------------
    Net expenses                                                                                     $     745,260
                                                                                                     -------------
      Net investment income                                                                          $     547,365
                                                                                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                                                      $  19,476,657
    Redemption in kind                                                                                   2,170,275
    Futures contracts                                                                                      228,269
    Forward foreign currency contracts and other assets and liabilities denominated in
      foreign currencies                                                                                     3,557
                                                                                                     -------------
                                                                                                     $  21,878,758
                                                                                                     -------------
  Change in net unrealized gain or loss from:
    Investments                                                                                      $ (12,238,362)
    Futures contracts                                                                                      (54,441)
                                                                                                     -------------
                                                                                                     $ (12,292,803)
                                                                                                     -------------
  Net gain on investments, futures contracts and foreign currency transactions                       $   9,585,955
                                                                                                     -------------
  Net increase in net assets resulting from operations                                               $  10,133,320
                                                                                                     -------------

12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             Year                 Year
                                                                                             Ended                Ended
                                                                                           12/31/06             12/31/05
FROM OPERATIONS:
Net investment income                                                                   $     547,365         $     92,250
Net realized gain on investments                                                           21,878,758            3,025,018
Change in net unrealized gain or loss on investments, futures contracts and foreign
  currency transactions                                                                   (12,292,803)           1,010,721
                                                                                        -------------         ------------
    Net increase in net assets resulting from operations                                $  10,133,320         $  4,127,989
                                                                                        -------------         ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I                                                                               $     (73,422)        $         --
  Class II                                                                                       (580)                  --
Net realized gain
  Class I                                                                                  (1,788,652)            (593,880)
  Class II                                                                                 (1,003,743)            (497,417)
                                                                                        -------------         ------------
    Total distributions to shareowners                                                  $  (2,866,397)        $ (1,091,297)
                                                                                        -------------         ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                        $  22,676,670         $ 20,346,152
Shares issued in reorganization                                                            51,400,124                   --
Redemption in kind                                                                        (11,792,154)                  --
Reinvestment of distributions                                                               2,866,396                   --
Cost of shares repurchased                                                                (23,276,376)          (9,966,656)
                                                                                        -------------         ------------
    Net increase in net assets resulting from Fund share transactions                   $  41,874,660         $ 10,379,496
                                                                                        -------------         ------------
    Net increase in net assets                                                          $  49,141,583         $ 13,416,188
                                                                                        -------------         ------------
NET ASSETS:
Beginning of year                                                                       $  42,254,207         $ 28,838,019
                                                                                        -------------         ------------
End of year                                                                             $  91,395,790         $ 42,254,207
                                                                                        -------------         ------------
Undistributed net investment income, end of year                                        $     567,692         $     94,683
                                                                                        -------------         ------------

 The accompanying notes are an integral part of these financial statements.   13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Small Cap Value VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
      Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
      Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
      (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
      shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
      (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
      (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
      Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
      Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
      Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of the Portfolio is to seek capital appreciation.

Small capitalization stocks, while offering the potential for higher returns, such as those held by the portfolio may be subject to greater short-term price fluctuations than securities of larger companies. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2006, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes withheld on capital gains at the applicable country rates.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2006, Small Cap Value Portfolio had the following open contracts:

---------------------------------------------------------------------------------------------------------------
                                                   Number of
                                                   Contracts      Settlement        Market        Unrealized
Future Contracts                    Type         Long/(Short)        Month           Value        Gain/(Loss)
---------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio        Russell 2000         26           March '07      $10,333,700      $(72,169)
---------------------------------------------------------------------------------------------------------------

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.
   --------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                 Undistributed       Accumulated
                                Net Investment      Net Realized         Paid-In
Portfolio                        Income (Loss)       Gain (Loss)         Capital
-----------------------------------------------------------------------------------
Small Cap Value Portfolio         $(24,127)          $(2,112,239)      $2,136,366
                                  ========           ===========       ==========
-----------------------------------------------------------------------------------

   The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

----------------------------------------------------------------------------------------
                                                                   2006           2005
----------------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                               $   626,668     $       --
Long-Term Capital Gain                                          2,239,729      1,091,297
                                                              --------------------------
                                                              $ 2,866,397     $1,091,297
Return of Capital                                                      --             --
                                                              --------------------------
 Total Distributions                                          $ 2,866,397     $1,091,297
                                                              ==========================
Distributable Earnings (Accumulated Losses):
Undistributed ordinary income                                 $ 1,693,319
Undistributed long-term gain/(Capital loss carryforward)       18,430,339
Unrealized appreciation (depreciation)                         10,058,105
                                                              -----------
 Total                                                        $30,181,763
                                                              ===========
----------------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, exchange traded funds and open future contracts.

F. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $5,858 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $1,242 in transfer agent fees payable to PIMSS at December 31, 2006.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $738 payable to PFD at December 31, 2006.

5. Aggregate Unrealized Appreciation and Depreciation
At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

-----------------------------------------------------------------------------------------------------
                                                                                          Net
                                                     Gross             Gross         Appreciation/
                                  Tax Cost       Appreciation      Depreciation      (Depreciation)
-----------------------------------------------------------------------------------------------------
Small Cap Value Portfolio       $87,845,840      $12,007,784        $(1,949,679)       $10,058,105
                                ===========      ===========        ===========        ===========
-----------------------------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $52,507,516 and $75,006,993, respectively.

7. Commission Recapture and Expense Offset Arrangements
Effective July 15, 2005, the Portfolio has entered into commission recapture arrangements with brokers with whom PIM places trades on behalf of the Portfolio where they provide services to the Portfolio in addition to trade execution. These services included payments of certain expenses on behalf of the Portfolio. For the year ended

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

December 31, 2006, expenses were reduced by $4,322 under this agreement. In addition, the Portfolio has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2006, the Portfolio's expenses were not reduced under such arrangements.

8. Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

-------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio               '06 Shares       '06 Amount       '05 Shares      '05 Amount
-------------------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                               431,363      $   7,373,050        571,103      $  8,553,972
 Shares issued in reorganizations        2,861,983         48,796,816             --                --
 Redemption in kind                       (654,874)       (11,792,154)            --                --
 Reinvestment of distributions             116,744          1,862,073         40,427           589,019
 Shares repurchased                       (917,774)       (15,465,902)      (539,585)       (8,145,222)
                                         -------------------------------------------------------------
  Net increase                           1,837,442      $  30,773,883         71,945      $    997,769
                                         =============================================================
 CLASS II:
 Shares sold                               904,223      $  15,303,620        712,018      $ 10,705,770
 Shares issued in reorganizations          153,951          2,603,308             --                --
 Reinvestment of distributions              63,445          1,004,323         34,350           497,391
 Shares repurchased                       (460,455)        (7,810,474)      (121,596)       (1,821,434)
                                         -------------------------------------------------------------
  Net increase                             661,164      $  11,100,777        624,772      $  9,381,727
                                         =============================================================
-------------------------------------------------------------------------------------------------------

9. Merger Information
On May 23, 2006, beneficial owners of Pioneer Small Company VCT Portfolio and Pioneer Small Cap Value II VCT Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on May 24, 2006, by exchanging all of Pioneer Small Company VCT Portfolio's Class I and Class II net assets and Pioneer Small Cap Value II VCT Portfolio's Class I net assets for Pioneer Small Cap Value VCT Portfolio's shares, based on Pioneer Small Cap Value VCT Portfolio's Class I and Class II shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

------------------------------------------------------------------------------------------------------------------------------------
                                       Pioneer Small          Pioneer Small          Pioneer Small          Pioneer Small
                                         Cap Value               Company             Cap Value II             Cap Value
                                       VCT Portfolio          VCT Portfolio          VCT Portfolio          VCT Portfolio
                                   (Pre-Reorganization)   (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
------------------------------------------------------------------------------------------------------------------------------------
 Net Assets
  Class I                                $11,665,357            $3,024,465             $45,772,351            $60,462,173
  Class II                                30,138,805             2,603,308                      --             32,742,113
                                         -------------------------------------------------------------------------------------------
   Total Net Assets                      $41,804,162            $5,627,773             $45,772,351            $93,204,286
                                         ===========================================================================================
 Shares Outstanding
  Class I                                    684,211               247,234               2,521,638              3,546,194
  Class II                                 1,782,074               215,447                      --              1,936,025
 Shares Issued in Reorganization
  Class I                                                                                                       2,861,983
  Class II                                                                                                        153,951
------------------------------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                               Unrealized Appreciation     Accumulated Gain/(Loss)
                                                   on Closing Date             on Closing Date
-----------------------------------------------------------------------------------------------------
 Pioneer Small Company VCT Portfolio           $ 1,554,529                        $   1,706
 Pioneer Small Cap Value II VCT Portfolio       14,635,856                          (85,337)
                                               ------------------------------------------------------
  Total                                        $16,190,385                        $ (83,631)
                                               ======================================================
-----------------------------------------------------------------------------------------------------

10. New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Small Cap Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Small Cap Value VCT Portfolio (including the former Pioneer Small Cap Value II VCT Portfolio and Pioneer Small Company VCT Portfolio, which merged with this fund), one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Cap Value VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                             /s/ Ernst & Young LLP

Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio (the "Fund")
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one and three year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                                  (continued)
--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the second quintile of its Morningstar category peer group for the 12 months ended June 30, 2006 and the second quintile of the peer group for the three years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also noted that the return of the Fund, before deduction of fees, exceeded the return of the Fund's benchmark index for the 12-month period ended June 30, 2006 The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was good.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the second quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 (after giving effect to the expense limitation) to be in the third quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated asset levels, a

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   break point in the management fee was not necessary. As assets increase, the Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

--------------------------------------------------------------------------------
Pioneer Small Cap Value VCT Portfolio
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The trust's Board of Trustees provides broad supervision over the portfolio's affairs. The officers of the trust are responsible for the trust's operations. The trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 86 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the trust is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee
                           and President     is elected or earlier
                                             retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer Global            Director of ICI Mutual Insurance Company
                           Asset Management S.p.A. ("PGAM"); Non-Executive
                           Chairman and a Director of Pioneer Investment
                           Management USA Inc. ("PIM-USA"); Chairman and a
                           Director of Pioneer; Chairman and Director of
                           Pioneer Institutional Asset Management, Inc. (since
                           2006); Director of Pioneer Alternative Investment
                           Management Limited (Dublin); President and a
                           Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds;
                           Director of PIOGLOBAL Real Estate Investment Fund
                           (Russia) (until June 2006); Director of Nano-C, Inc.
                           (since 2003); Director of Cole Investment
                           Corporation (since 2004); Director of Fiduciary
                           Counseling, Inc.; President and Director of Pioneer
                           Funds Distributor, Inc. ("PFD") (until May 2006);
                           President of all of the Pioneer Funds; and Of
                           Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
                           (counsel to PIM-USA and the Pioneer Funds)
*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME, AGE AND ADDRESS      WITH THE TRUST    AND TERM OF OFFICE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (63)         Trustee           Trustee since 2005. Serves         Senior Vice President and Chief Financial Officer,
3050 K. Street NW,                           until a successor trustee          I-trax, Inc. (publicly traded health care services
Washington, DC 20007                         is elected or earlier              company) (2001 - present); Managing Partner, Federal
                                             retirement or removal.             City Capital Advisors (boutique merchant bank) (2002
                                                                                to 2004); and Executive Vice President and Chief
                                                                                Financial Officer, Pedestal Inc. (internet- based
                                                                                mortgage trading company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)          Trustee           Trustee since 2000. Serves         President, Bush International (international
3509 Woodbine Street,                        until a successor trustee          financial advisory firm)
Chevy Chase, MD 20815                        is elected or earlier
                                             retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)  Trustee           Trustee since 2000. Serves         Founding Director, The Winthrop Group, Inc.
1001 Sherbrooke Street West                  until a successor trustee          (consulting firm); and Desautels Faculty of
Montreal, Quebec, Canada                     is elected or earlier              Management, McGill University
H3A 1G5                                      retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)       Trustee           Trustee since 2006. Serves         Private investor (2004 - present); and Senior
89 Robbins Avenue,                           until a successor trustee          Executive Vice President, The Bank of New York
Berkeley Heights, NJ                         is elected or earlier              (financial and securities services) (1986 - 2004)
07922                                        retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)   Trustee           Trustee since 1995. Serves         President and Chief Executive Officer, Newbury,
200 State Street, 12th                       until a successor trustee          Piret & Company, Inc. (investment banking firm)
Floor, Boston, MA 02109                      is elected or earlier
                                             retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)         Trustee           Trustee since 2000. Serves         President, John Winthrop & Co., Inc. (private
One North Adgers Wharf,                      until a successor trustee          investment firm)
Charleston, SC 29401                         is elected or earlier
                                             retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (63)         Director of The Enterprise Social Investment
3050 K. Street NW,         Company (privately-held affordable housing
Washington, DC 20007       finance company); and Director of New York
                           Mortgage Trust (publicly traded mortgage
                           REIT)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)          Director of Brady Corporation (industrial
3509 Woodbine Street,      identification and specialty coated material
Chevy Chase, MD 20815      products manufacturer); Director of Briggs
                           & Stratton Co. (engine manufacturer);
                           Director of Mortgage Guaranty Insurance
                           Corporation; and Director of UAL
                           Corporation (airline holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)  None
1001 Sherbrooke Street West,
Montreal, Quebec, Canada
H3A 1G5
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)       Director of Quadriserv Inc. (technology
89 Robbins Avenue,         products for securities lending industry)
Berkeley Heights, NJ
07922
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)   Director of New America High Income Fund,
200 State Street, 12th     Inc. (closed-end investment company)
Floor, Boston, MA 02109
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)         None
One North Adgers Wharf,
Charleston, SC 29401
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
Osbert M. Hood (54)+       Executive Vice    Since 2003. Serves at the
                           President         discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)   Secretary         Since 2000. Serves at the
                                             discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42) Assistant         Since 2003. Serves at the
                           Secretary         discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey      Assistant         Since 2006. Serves at the
(45)                       Secretary         discretion of the Board
Vincent Nave (61)          Treasurer         Since 2000. Serves at the
                                             discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)       Assistant         Since 2004. Serves at the
                           Treasurer         discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)      Assistant         Since 2000. Serves at the
                           Treasurer         discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)         Assistant         Since 2002. Serves at the
                           Treasurer         discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS          OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Osbert M. Hood (54)+       President and Chief Executive Officer, PIM-USA since Trustee of certain Pioneer Funds
                           May 2003 (Director since January 2001; Executive
                           Vice President and Chief Operating Officer from
                           November 2000 - May 2003); Director of PGAM since
                           June 2003; President and Director of Pioneer since
                           May 2003; President and Director of Pioneer
                           Institutional Asset Management, Inc. since February
                           2006; Chairman and Director of Pioneer Investment
                           Management Shareholder Services, Inc. ("PIMSS")
                           since May 2003; Director of PFD since May 2006;
                           Director of Oak Ridge Investments, LLC (a registered
                           investment adviser in which PIM-USA owns a minority
                           interest) since January 2005; Director of Vanderbilt
                           Capital Advisors, LLC (an institutional investment
                           adviser wholly- owned by PIM-USA) since June 2006;
                           and Executive Vice President of all of the Pioneer
                           Funds since June 2003

+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)   Secretary of PIM-USA; Senior Vice President - Legal  None
                           of Pioneer; Secretary/ Clerk of most of PIM-USA's
                           subsidiaries; and Secretary of all of the Pioneer
                           Funds since September 2003 (Assistant Secretary from
                           November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42) Vice President and Senior Counsel of Pioneer since   None
                           July 2002; Vice President and Senior Counsel of
                           BISYS Fund Services, Inc. (April 2001 to June 2002);
                           Senior Vice President and Deputy General Counsel of
                           Funds Distributor, Inc. (July 2000 to April 2001);
                           and Assistant Secretary of all of the Pioneer Funds
                           since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey      Partner, Wilmer Cutler Pickering Hale and Dorr LLP;  None
(45)                       and Assistant Secretary of all of the Pioneer Funds
                           since July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)          Vice President - Fund Accounting, Administration and None
                           Controllership Services of Pioneer; and Treasurer of
                           all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)       Deputy Treasurer of Pioneer since 2004; Treasurer    None
                           and Senior Vice President, CDC IXIS Asset Management
                           Services from 2002 to 2003; Assistant Treasurer and
                           Vice President, MFS Investment Management from 1997
                           to 2002; and Assistant Treasurer of all of the
                           Pioneer Funds since November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)      Assistant Vice President - Fund Accounting,          None
                           Administration and Controllership Services of
                           Pioneer; and Assistant Treasurer of all of the
                           Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)         Fund Accounting Manager - Fund Accounting,           None
                           Administration and Controllership Services of
                           Pioneer; and Assistant Treasurer of all of the
                           Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
Katherine Kim Sullivan     Assistant         Since 2003. Serves at the
(33)                       Treasurer         discretion of the Board
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)    Chief             Since 2006. Serves at the
                           Compliance        discretion of the Board
                           Officer
------------------------------------------------------------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS          OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katherine Kim Sullivan     Fund Administration Manager - Fund Accounting,       None
(33)                       Administration and Controllership Services since
                           June 2003; Assistant Vice President - Mutual Fund
                           Operations of State Street Corporation from June
                           2002 to June 2003 (formerly Deutsche Bank Asset
                           Management); Pioneer Fund Accounting, Administration
                           and Controllership Services (Fund Accounting Manager
                           from August 1999 to May 2002); and Assistant
                           Treasurer of all of the Pioneer Funds since
                           September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)    Chief Compliance Officer of Pioneer and all of the   None
                           Pioneer Funds since March 2006; Vice President and
                           Senior Counsel of Pioneer since September 2004; and
                           Senior Vice President and Counsel, State Street
                           Research & Management Company (February 1998 to
                           September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18669-01-0207


                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
               Pioneer Small and Mid Cap Growth VCT Portfolio -- Class II Shares
                                                                   ANNUAL REPORT
                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Small and Mid Cap Growth VCT Portfolio
  Portfolio and Performance Update                                   2
  Comparing Ongoing Portfolio Expenses                               3
  Portfolio Management Discussion                                    4
  Schedule of Investments                                            6
  Financial Statements                                               8
  Notes to Financial Statements                                     12
  Report of Independent Registered Public
    Accounting Firm                                                 16
  Factors Considered by the Independent Trustees
    in Approving the Management Contract                            17
  Trustees, Officers and Service Providers                          20

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                    92.1%
Despositary Receipts for International Stocks          4.2%
Temporary Cash Investment                              3.7%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                            25.2%
Consumer Discretionary                            21.6%
Health Care                                       18.8%
Industrials                                       11.4%
Financials                                        11.0%
Energy                                             6.1%
Materials                                          3.0%
Consumer Staples                                   2.9%

Five Largest Holdings
(As a percentage of equity holdings)

1. WPP Group Plc                                  4.30%
2. Fiserv, Inc.                                   3.84
3. Micros Systems, Inc.                           3.75
4. Mettler-Toledo
     International, Inc.                          3.72
5. Microchip Technology                           3.59

The Portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                                12/31/06      12/31/05
Net Asset Value per Share       $ 12.26       $ 11.37

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $    -         $    -            $    -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small and Mid Cap Growth VCT Portfolio at net asset value, compared to that of the Russell 2500 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                      Pioneer Small and Mid       Russell 2500
                    Cap Growth VCT Portfolio      Growth Index
 3/04                        $10,000                 $10,000
12/04                        $10,752                 $10,861
12/05                        $11,246                 $11,749
12/06                        $12,127                 $13,190

The Russell 2500 Growth Index measures the performance of U.S. small- and mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class
(3/15/04)                       7.56%
1 Year                          7.83%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Small and Mid Cap Growth VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                                              II
-------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                                     $ 1,000.00
Ending Account Value on 12/31/06                                      $ 1,051.49
Expenses Paid During Period*                                          $     5.17

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Small and Mid Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                                              II
-------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                                     $ 1,000.00
Ending Account Value on 12/31/06                                      $ 1,020.16
Expenses Paid During Period*                                          $     5.09

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

Investors in high-quality, domestic growth stocks faced a challenging environment during 2006, as strategies that took the greatest investment risk tended to reap the highest rewards. Although most stock market indexes made impressive gains during the 12 months ended December 31, 2006, the stocks of companies with more consistent earnings did not fully participate in the gains. In the following interview, L. Roy Papp and Rosellen Papp, members of the management team of L. Roy Papp & Associates, LLP, which is responsible for the management of Pioneer Small and Mid Cap Growth VCT Portfolio, discuss the factors that influenced performance during the 12 months ended December 31, 2006.

Q.   How did the Portfolio perform during 2006?

A. The Portfolio's emphasis on smaller-growth companies was not rewarded, especially during the market rally in the second half of the year. Pioneer Small and Mid Cap Growth VCT Portfolio (Class II shares) had a total return of 7.83%, at net asset value, for the 12 months ended December 31, 2006. During the same year, the Russell 2500 Growth Index rose by 12.26%. The average return of the 144 funds in Lipper's Mid-Cap Growth category was 8.66% during 2006.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   What were the principal factors that influenced performance for the period?

A. The Portfolio performed relatively well in the first six months of the year, in line with the Russell benchmark. However, in the robust rally in the final half of 2006, many of the top performers tended to be the types of companies with less consistent earnings that we avoid. The year did not favor our investment strategy, which focuses on stable-growth companies that have superior long-term earnings potential and that tend to be more defensive in nature. To illustrate the dominant trend in the stock market during 2006, the best-performing stock in the Dow Jones Industrial Average was General Motors, as investors speculated that the giant auto company would be able to avoid bankruptcy. However, this is not the kind of stock that we would typically own, as General Motors has been losing money and market share in a highly cyclical business.

     We tend to avoid corporations in cyclical industries, preferring strong companies with solid balance sheets and the ability to grow their profits steadily. We look for companies that are the beneficiaries of long-term secular growth trends. For example, we like information technology companies, whose products are helping to drive productivity increases, and we like health-care and financial services companies whose products and services are in demand as our population ages and the baby boomer generation reaches their 60s. In addition, we favor those corporations that are the beneficiaries of the globalization of commerce. When we find good companies, we tend to wait until their price is attractive enough to invest, as we do not want to overpay.

     We made several adjustments to the Portfolio's holdings during 2006. We established positions in: specialty retailer Coach; operator of NASCAR auto racing tracks, International Speedway; and industrials companies ITT and Gardner Denver. Although we ended the year underweighted in the energy sector, we did add investments in oil services companies Cameron International (formerly Cooper Cameron) and TETRA Technologies and in gas and oil exploration and production companies Chesapeake Energy and Pioneer Natural Resources. We sold our positions in two semiconductor equipment companies, KLA-Tencor and Novellus, when we saw delays in the semiconductor cycle. We also sold our investments in: Plantronics, a producer of high technology audio equipment that had more volatile earnings, and Simpson Manufacturing, a housing materials company; and sports vehicle manufacturer Polaris, which was affected by high energy prices.

A Word About Risk:

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q.   What were some of the investments that most affected results?

A. Two consumer discretionary stocks that performed well were Brinker International, operator of several restaurant chains, including Chili's, and Coach, the specialty retailer specializing in luxury goods. Technology investment Trimble Navigation also helped performance based upon the success of its global positioning product used by the commercial building industry. DeVry, which operates a chain of adult education and vocational training schools, also did well. In the health-care sector, several stocks performed well, including: ResMed, which develops products to treat sleep disorders; Stryker, a manufacturer of orthopedic products; and C.R. Bard, which develops products for vascular, urological and oncology treatments.

     Some health-care investments had disappointing results, however, including Express-Scripts and Medco, two pharmacy benefits managers. We have reduced our positions in both companies. Techne, which produces laboratory materials for the biotechnology industry, also underperformed, but we have maintained our position because of the company's longer-term outlook. Financial services company Federated Investors was hurt by low interest rates, which affected its money market-related business, but we retain confidence in it for the longer run. Cintas, which provides uniform and laundry service, was hurt by high energy prices which increased both its transportation and cleaning costs. Among our technology investments, disappointments included Linear Technology, Microchip Technology, and semiconductor equipment companies Microchip and KLA-Tencor and Novellus.

Q.   What is your investment outlook?

A. We believe the economy should do well in the coming months. Corporations are entering the new year with very strong balance sheets and growing earnings, while the investment backdrop is supported by relatively low unemployment and strong flows of tax receipts to governments. However, we believe that economic growth is likely to be less robust than we have seen in the past two years. In this environment, we believe the types of stocks that we emphasize should do well, as they tend to have more durable and consistent earnings growth.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

 Shares                                                         Value
           COMMON STOCKS - 97.7%
           Energy - 6.0%
           Oil & Gas Equipment & Services - 3.7%
  1,200    Cameron International Corp.*                    $   63,660
  1,100    FMC Technologies, Inc.*                             67,793
  2,600    TETRA Technologies, Inc.*(a)                        66,508
                                                           ----------
                                                           $  197,961
                                                           ----------
           Oil & Gas Exploration & Production - 2.3%
  1,900    Chesapeake Energy Corp. (a)                     $   55,195
  1,600    Pioneer Natural Resources Co.                       63,504
                                                           ----------
                                                           $  118,699
                                                           ----------
           Total Energy                                    $  316,660
                                                           ----------
           Materials - 2.9%
           Specialty Chemicals - 2.9%
  2,000    Sigma-Aldrich Corp.                             $  155,440
                                                           ----------
           Total Materials                                 $  155,440
                                                           ----------
           Capital Goods - 3.3%
           Industrial Machinery - 3.3%
  2,100    Gardner Denver, Inc.*                           $   78,351
  1,700    ITT Corp.                                           96,594
                                                           ----------
                                                           $  174,945
                                                           ----------
           Total Capital Goods                             $  174,945
                                                           ----------
           Commercial Services & Supplies - 4.9%
           Diversified Commercial Services - 4.9%
  2,750    ChoicePoint, Inc.*                              $  108,295
  3,898    Cintas Corp.                                       154,790
                                                           ----------
                                                           $  263,085
                                                           ----------
           Total Commercial Services &
           Supplies                                        $  263,085
                                                           ----------
           Transportation - 2.9%
           Air Freight & Couriers - 2.9%
  3,800    Expeditors International of Washington, Inc.    $  153,900
                                                           ----------
           Total Transportation                            $  153,900
                                                           ----------
           Consumer Durables & Apparel - 3.2%
           Apparel, Accessories & Luxury Goods - 3.2%
  4,000    Coach, Inc.*                                    $  171,840
                                                           ----------
           Total Consumer Durables & Apparel               $  171,840
                                                           ----------
           Consumer Services - 6.7%
           Education Services - 1.8%
  3,500    DeVry, Inc.                                     $   98,000
                                                           ----------
           Leisure Facilities - 2.3%
  2,400    International Speedway Corp.                    $  122,496
                                                           ----------
           Restaurants - 2.6%
  4,500    Brinker International, Inc.                     $  135,720
                                                           ----------
           Total Consumer Services                         $  356,216
                                                           ----------
           Media - 7.7%
           Advertising - 7.7%
  6,700    Harte -Hanks, Inc.                              $  185,657
  3,300    WPP Group Plc                                      223,541
                                                           ----------
                                                           $  409,198
                                                           ----------
           Total Media                                     $  409,198
                                                           ----------
           Retailing - 3.5%
           Automotive Retail - 3.5%
  5,800    O'Reilly Automotive, Inc.*                      $  185,948
                                                           ----------
           Total Retailing                                 $  185,948
                                                           ----------
           Household & Personal Products - 2.8%
           Household Products - 2.8%
  2,300    Clorox Co.                                      $  147,545
                                                           ----------
           Total Household & Personal
           Products                                        $  147,545
                                                           ----------
           Health Care Equipment & Services - 13.4%
           Health Care Equipment - 8.0%
  2,000    C. R. Bard, Inc.                                $  165,940
  2,600    ResMed, Inc.*                                      127,972
  2,400    Stryker Corp.                                      132,264
                                                           ----------
                                                           $  426,176
                                                           ----------
           Health Care Services - 2.4%
  1,300    Express Scripts, Inc.*                          $   93,080
    600    Medco Health Solutions, Inc.*                       32,064
                                                           ----------
                                                           $  125,144
                                                           ----------
           Health Care Supplies - 3.0%
  5,400    Dentsply International, Inc.                    $  161,190
                                                           ----------
           Total Health Care Equipment &
           Services                                        $  712,510
                                                           ----------
           Pharmaceuticals & Biotechnology - 5.0%
           Life Sciences Tools & Services - 5.0%
  5,500    Molecular Devices Corp.*                        $  115,885
  2,700    Techne Corp.*                                      149,715
                                                           ----------
                                                           $  265,600
                                                           ----------
           Total Pharmaceuticals &
           Biotechnology                                   $  265,600
                                                           ----------
           Banks - 3.4%
           Regional Banks - 3.4%
 10,200     UCBH Holdings, Inc.                            $  179,112
                                                           ----------
           Total Banks                                     $  179,112
                                                           ----------
           Diversified Financials - 7.4%
           Asset Management & Custody Banks - 7.4%
  5,200    Federated Investors, Inc.                       $  175,656
  2,000    Investors Financial Services Corp. (a)              85,340
  3,000    T. Rowe Price Associates, Inc.                     131,310
                                                           ----------
                                                           $  392,306
                                                           ----------
           Total Diversified Financials                    $  392,306
                                                           ----------

6 The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                           Value
           Software & Services - 11.5%
           Application Software - 2.7%
  3,500    Adobe Systems, Inc.*                              $  143,920
                                                             ----------
           Data Processing & Outsourced Services - 5.1%
  1,200    DST Systems, Inc.*                                $   75,156
  3,800    Fiserv, Inc.*                                        199,196
                                                             ----------
                                                             $  274,352
                                                             ----------
           Systems Software - 3.7%
  3,700    Micros Systems, Inc.*                             $  194,990
                                                             ----------
           Total Software & Services                         $  613,262
                                                             ----------
           Technology Hardware & Equipment - 7.1%
           Electronic Equipment &
           Instruments - 3.6%
  2,450    Mettler-Toledo International, Inc.*               $  193,183
                                                             ----------
           Electronic Manufacturing Services - 3.5%
  2,300    Molex, Inc.                                       $   63,710
  2,400    Trimble Navigation, Ltd.*                            121,752
                                                             ----------
                                                             $  185,462
                                                             ----------
           Total Technology Hardware &
           Equipment                                         $  378,645
                                                             ----------
           Semiconductors - 6.0%
           Semiconductors - 6.0%
  4,300    Linear Technology Corp.                           $  130,376
  5,700    Microchip Technology                                 186,390
                                                             ----------
                                                             $  316,766
                                                             ----------
           Total Semiconductors                              $  316,766
                                                             ----------
           TOTAL COMMON STOCKS
           (Cost $4,376,078)                                 $5,192,978
                                                             ----------

           TEMPORARY CASH INVESTMENT - 3.8%
           Security Lending Collateral - 3.8%
201,465    Securities Lending Investment Fund, 5.26%         $  201,465
                                                             ----------
           TOTAL TEMPORARY CASH INVESTMENT
           (Cost $201,465)                                   $  201,465
                                                             ----------
           TOTAL INVESTMENT IN SECURITIES - 101.5%
           (Cost $4,577,543)                                 $5,394,443
                                                             ----------
           OTHER ASSETS AND
           LIABILITIES - (1.5)%                              $  (80,286)
                                                             ----------
           TOTAL NET ASSETS - 100.0%                         $5,314,157
                                                             ==========

*    Non-income producing security.
(a)  At December 31, 2006, the following securities were out on loan:

 Shares    Security                                          Value
  1,584    Chesapeake Energy Corp.                        $ 46,015
  1,980    Investors Financial Services Corp.               84,487
  2,475    TETRA Technologies, Inc.*                        63,311
                                                          --------
           Total                                          $193,813
                                                          ========

The accompanying notes are an integral part of these financial statements.   7

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   Year       Year     3/15/04 (a)
                                                                                   Ended      Ended       to
Class II                                                                         12/31/06   12/31/05   12/31/04
Net asset value, beginning of period                                             $ 11.37    $ 10.87    $ 10.00
                                                                                 -------    -------    -------
Increase (decrease) from investment operations:
 Net investment loss                                                             $ (0.03)   $ (0.03)   $ (0.02)
 Net realized and unrealized gain on investments                                    0.92       0.53       0.89
                                                                                 -------    -------    -------
    Net increase from investment operations                                      $  0.89    $  0.50    $  0.87
                                                                                 -------    -------    -------
 Net increase in net asset value                                                 $  0.89    $  0.50    $  0.87
                                                                                 -------    -------    -------
 Net asset value, end of period                                                  $ 12.26    $ 11.37    $ 10.87
                                                                                 =======    =======    =======
Total return*                                                                       7.83%      4.60%      8.70%(b)
Ratio of net expenses to average net assets+                                        1.00%      1.00%      1.00%**
Ratio of net investment loss to average net assets+                                (0.26)%    (0.36)%    (0.51)%**
Portfolio turnover rate                                                               32%        13%        44%(b)
Net assets, end of period (in thousands)                                         $ 5,314    $ 4,602    $ 2,579
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                      2.36%      3.25%      7.50%**
  Net investment loss                                                              (1.62)%    (2.61)%    (7.01)%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                                      1.00%      1.00%      1.00%**
  Net investment loss                                                              (0.26)%    (0.36)%    (0.51)%**

(a)  The Portfolio commenced operations on March 15, 2004.
(b)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

8 The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $193,813) (cost     $5,394,443
  $4,577,543)
 Cash                                                                                      164,330
 Receivables --
   Dividends                                                                                 2,209
   Due from Pioneer Investment Management, Inc.                                              3,417
   Other                                                                                       990
                                                                                        ----------
      Total assets                                                                      $5,565,389
                                                                                        ----------
LIABILITIES:
 Payables --
   Fund shares repurchased                                                              $    1,744
   Upon return of securities loaned                                                        201,465
 Due to affiliates                                                                             366
 Accrued expenses                                                                           47,657
                                                                                        ----------
    Total liabilities                                                                   $  251,232
                                                                                        ----------
NET ASSETS:
 Paid-in capital                                                                        $4,610,241
 Accumulated net realized loss on investments                                             (112,984)
 Net unrealized gain on investments                                                        816,900
                                                                                        ----------
    Total net assets                                                                    $5,314,157
                                                                                        ----------
NET ASSET VALUE PER SHARE:
Class II:
(No par value, unlimited number of shares authorized)
 Net assets                                                                             $5,314,157
Shares outstanding                                                                         433,459
                                                                                        ----------
 Net asset value per share                                                              $    12.26


The accompanying notes are an integral part of these financial statements. 9

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                  Year
                                                                                                 Ended
                                                                                                12/31/06
INVESTMENT INCOME:
 Dividends                                                                                     $  31,907
 Interest                                                                                          4,955
 Income on securities loaned                                                                         268
                                                                                               ---------
  Total investment income                                                                      $  37,130
                                                                                               ---------
EXPENSES:
 Management fees                                                                               $  37,755
 Transfer agent fees and expenses                                                                  1,486
 Distribution fees                                                                                12,585
 Administrative reimbursements                                                                     1,124
 Custodian fees                                                                                   15,650
 Professional fees                                                                                35,850
 Printing expense                                                                                  7,440
 Fees and expenses of nonaffiliated trustees                                                       6,575
 Miscellaneous                                                                                       175
                                                                                               ---------
  Total expenses                                                                               $ 118,640
  Less management fees waived and expenses assumed by Pioneer Investment Management, Inc.        (68,300)
                                                                                               ---------
  Net expenses                                                                                 $  50,340
                                                                                               ---------
   Net investment loss                                                                         $ (13,210)
                                                                                               ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss from:
   Investments                                                                                 $  (3,614)
                                                                                               ---------
 Change in net unrealized gain from:
   Investments                                                                                 $ 392,530
                                                                                               ---------
   Net gain on investments                                                                     $ 388,916
                                                                                               =========
   Net increase in net assets resulting from operations                                        $ 375,706
                                                                                               =========


10 The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             Year
                                                                             Ended        Year Ended
                                                                           12/31/06        12/31/05
FROM OPERATIONS:
Net investment loss                                                       $  (13,210)     $  (13,587)
Net realized loss on investments                                              (3,614)        (56,634)
Change in net unrealized gain on investments                                 392,530         279,248
                                                                          ----------      ----------
  Net increase in net assets resulting from operations                    $  375,706      $  209,027
                                                                          ----------      ----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          $1,169,162      $2,273,067
Cost of shares repurchased                                                  (833,078)       (458,251)
                                                                          ----------      ----------
  Net increase in net assets resulting from Fund share transactions       $  336,084      $1,814,816
                                                                          ----------      ----------
  Net increase in net assets                                              $  711,790      $2,023,843
NET ASSETS:
Beginning of year                                                          4,602,367       2,578,524
                                                                          ----------      ----------
End of year                                                               $5,314,157      $4,602,367
                                                                          ==========      ==========
Accumulated net investment income, end of period                          $       --      $       --
                                                                          ==========      ==========

The accompanying notes are an integral part of these financial statements. 11

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Small and Mid Cap Growth VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio)
       (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

The Small and Mid Cap Growth VCT Portfolio commenced operations on March 15,
2004.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

Small and Mid Cap Growth Portfolio seeks long-term capital growth.

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The Portfolio also may use the fair value of a security,

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2006, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, Small and Mid Cap Growth Portfolio had a net capital loss carryforward of $95,205, of which the following amounts will expire between 2012 and 2013 if not utilized: $25,641 in 2012 and $39,905 in 2013.

     At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

--------------------------------------------------------------------------------
                                    Undistributed Net   Accumulated
                                    Investment Income   Net Realized   Paid-In
Portfolio                                 (Loss)         Gain (Loss)   Capital
--------------------------------------------------------------------------------
Small & Mid Cap Growth Portfolio        $13,210             $--        $(13,210)
                                        =======             ===        ========
--------------------------------------------------------------------------------

     The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis. There were no distributions paid during the years ended December 31, 2006 and December 31, 2005.

--------------------------------------------------------------------------------
                                                                         2006
--------------------------------------------------------------------------------
Distributable Earnings (Accumulated Losses):
Undistributed ordinary income                                         $      --
Capital loss carryforward                                               (95,205)
Unrealized appreciation                                                 799,121
                                                                      ---------
 Total                                                                $ 703,916
                                                                      =========
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Dividends and distributions are recorded on the ex-dividend date.

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Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

D.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Portfolio's average daily net assets up to $1 billion and 0.70% on assets over $1 billion.

Through May 1, 2007, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses of the Portfolio to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $10 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $246 in transfer agent fees payable to PIMSS at December 31, 2006.

4.   Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $110 payable to PFD at December 31, 2006.

5.   Aggregate Unrealized Appreciation and Depreciation

At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

----------------------------------------------------------------------------------------------
                                                                                     Net
                                                     Gross          Gross       Appreciation/
                                      Tax Cost    Appreciation   Depreciation   (Depreciation)
----------------------------------------------------------------------------------------------
Small and Mid Cap Growth Portfolio   $4,595,322     $874,983       $(75,862)      $799,121
                                     ==========     ========       =========      =========
----------------------------------------------------------------------------------------------

6.   Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $1,792,931 and $1,570,877, respectively.

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.   Capital Shares

At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

----------------------------------------------------------------------------------------
Small & Mid Cap Growth Portfolio     '06 Shares   '06 Amount   '05 Shares   '05 Amount
----------------------------------------------------------------------------------------
 CLASS II:
 Shares sold                           99,299     $1,169,162    209,164     $2,273,067
 Shares repurchased                   (70,487)      (833,078)   (41,774)      (458,251)
                                      -------     ----------    -------     ----------
 Net increase                          28,812     $  336,084    167,390     $1,814,816
                                      =======     ==========    =======     ==========

----------------------------------------------------------------------------------------

8.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

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Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Small and Mid Cap Growth VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Small and Mid Cap Growth VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small and Mid Cap Growth VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations, for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 9, 2007

Pioneer Small and Mid Cap Growth VCT Portfolio (the "Fund")
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract") between the Fund and Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"). The Investment Adviser has retained L. Roy Papp and Associates, LLC. (the "Sub-adviser") to act as sub-adviser to the Fund pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-adviser (the "Sub-advisory Agreement"). The Trustees have determined that the terms of the Management Contract and the Sub-advisory Agreement are fair and reasonable and that renewal of these contracts: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and
(ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of the Investment Adviser, or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract and Sub-advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and Sub-advisory Agreement, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates and (ix) the investment and compliance staffs and operations of the Sub-adviser.

Specifically, in connection with the Independent Trustees' review of the Management Contract and the Sub-advisory Agreement, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's and Sub-adviser's services and the reasonableness of the fees under the Management Contract and the Sub-advisory Agreement. Among other items, this information included data or analyses of (1) investment performance for the one year period ended June 30, 2006 of the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Fund to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the break points in the Fund's management fee and of a peer group of funds selected by the Independent Trustees for this purpose and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract and Sub-advisory Agreement. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

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Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
 MANAGEMENT CONTRACT                                               (continued)
--------------------------------------------------------------------------------

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser and Sub-adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the fourth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the activities of the Investment Adviser in monitoring the investment and compliance operations of the Sub-adviser. The Trustees concluded that the fund underperformed its peer group of funds during the short period since its inception.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser and Sub-adviser responsible for investment operations. Among other things, the Trustees considered the size, education and experience of the Sub-adviser's investment staff. The Trustees concluded that the Investment Adviser and the Sub-adviser have the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract and the Sub-advisory Agreement.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee, based on 2006 data, was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also evaluated the fee under the Sub-advisory Agreement and the portion of the fee under the Management Contract retained by the Investment Adviser and determined they were consistent with other sub-advised funds. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 (after giving effect to the expense limitation) to be in the first quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

18
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Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in the management fee, the Trustees concluded that any perceived or potential economies of scale would be shared at future asset levels, in a reasonable manner as the Fund grows in size, between the Investment Adviser and the Fund's shareholders.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and its affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Sub-adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's and Sub-adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser and the Sub-adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the Sub-adviser, and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund and the Sub-advisory Agreement, including the fees payable thereunder, were fair and reasonable and that their renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract and the Sub-advisory Agreement for another year.

Pioneer Small and Mid Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                         Trustees and Officers
Pioneer Investment Management, Inc.                        The trust's Board of Trustees provides broad supervision
                                                           over the portfolio's affairs. The officers of the trust are
Custodian                                                  responsible for the trust's operations. The trust's Trustees
Brown Brothers Harriman & Co.                              and officers are listed below, together with their principal occupations during the past five years. Trustees who are
Independent Registered Public Accounting Firm              interested persons of the trust within the meaning of the
Ernst & Young LLP                                          1940 Act are referred to as Interested Trustees. Trustees
                                                           who are not interested persons of the trust are referred to
Principal Underwriter                                      as Independent Trustees. Each of the Trustees serves as a
Pioneer Funds Distributor, Inc.                            trustee of each of the 86 U.S. registered investment
                                                           portfolios for which Pioneer serves as investment adviser
Legal Counsel                                              (the "Pioneer Funds"). The address for all Interested
Wilmer Cutler Pickering Hale and Dorr LLP                  Trustees and all officers of the trust is 60 State Street,
                                                           Boston, Massachusetts 02109.
Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE           PRINCIPAL OCCUPATION DURING          OTHER DIRECTORSHIPS HELD
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE          PAST FIVE YEARS                      BY THIS TRUSTEE
John F. Cogan, Jr. (80)*  Chairman of the  Trustee since 1994. Serves  Deputy Chairman and a Director of    Director of ICI Mutual
                          Board, Trustee   until a successor trustee   Pioneer Global Asset Management      Insurance Company
                          and President    is elected or earlier       S.p.A. ("PGAM"); Non-Executive
                                           retirement or removal.      Chairman and a Director of Pioneer
                                                                       Investment Management USA Inc.
                                                                       ("PIM-USA"); Chairman and a
                                                                       Director of Pioneer; Chairman and
                                                                       Director of Pioneer Institutional
                                                                       Asset Management, Inc. (since
                                                                       2006); Director of Pioneer
                                                                       Alternative Investment Management
                                                                       Limited (Dublin); President and a
                                                                       Director of Pioneer Alternative
                                                                       Investment Management (Bermuda)
                                                                       Limited and affiliated funds;
                                                                       Director of PIOGLOBAL Real Estate
                                                                       Investment Fund (Russia) (until
                                                                       June 2006); Director of Nano-C,
                                                                       Inc. (since 2003); Director of Cole
                                                                       Investment Corporation (since
                                                                       2004); Director of Fiduciary
                                                                       Counseling, Inc.; President and
                                                                       Director of Pioneer Funds
                                                                       Distributor, Inc. ("PFD") (until
                                                                       May 2006); President of all of the
                                                                       Pioneer Funds; and Of Counsel,
                                                                       Wilmer Cutler Pickering Hale and
                                                                       Dorr LLP (counsel to PIM-USA and
                                                                       the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Small and Mid Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE           PRINCIPAL OCCUPATION DURING         OTHER DIRECTORSHIPS HELD
NAME, AGE AND ADDRESS     WITH THE TRUST   AND TERM OF OFFICE          PAST FIVE YEARS                     BY THIS TRUSTEE
David R. Bock (63)        Trustee          Trustee since 2005. Serves  Senior Vice President and Chief     Director of The
3050 K. Street NW,                         until a successor trustee   Financial Officer, I-trax, Inc.     Enterprise Social
Washington, DC 20007                       is elected or earlier       (publicly traded health care        Investment Company
                                           retirement or removal.      services company) (2001 - present); (privately-held
                                                                       Managing Partner, Federal City      affordable housing
                                                                       Capital Advisors (boutique merchant finance company); and
                                                                       bank) (2002 to 2004); and Executive Director of New York
                                                                       Vice President and Chief Financial  Mortgage Trust (publicly
                                                                       Officer, Pedestal Inc. (internet-   traded mortgage REIT)
                                                                       based mortgage trading company)
                                                                       (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)         Trustee          Trustee since 2000. Serves  President, Bush International       Director of Brady
3509 Woodbine Street,                      until a successor trustee   (international financial advisory   Corporation (industrial
Chevy Chase, MD 20815                      is elected or earlier       firm)                               identification and
                                           retirement or removal.                                          specialty coated material
                                                                                                           products manufacturer);
                                                                                                           Director of Briggs &
                                                                                                           Stratton Co. (engine
                                                                                                           manufacturer); Director
                                                                                                           of Mortgage Guaranty
                                                                                                           Insurance Corporation;
                                                                                                           and Director of UAL
                                                                                                           Corporation (airline
                                                                                                           holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59) Trustee          Trustee since 2000. Serves  Founding Director, The Winthrop     None
1001 Sherbrooke Street                     until a successor trustee   Group, Inc. (consulting firm); and
West, Montreal, Quebec,                    is elected or earlier       Desautels Faculty of Management,
Canada H3A 1G5                             retirement or removal.      McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)      Trustee          Trustee since 2006. Serves  Private investor (2004 - present);  Director of Quadriserv
89 Robbins Avenue,                         until a successor trustee   and Senior Executive Vice           Inc. (technology products
Berkeley Heights, NJ                       is elected or earlier       President, The Bank of New York     for securities lending
07922                                      retirement or removal.      (financial and securities services) industry)
                                                                       (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)  Trustee          Trustee since 1995. Serves  President and Chief Executive       Director of New America
200 State Street, 12th                     until a successor trustee   Officer, Newbury, Piret & Company,  High Income Fund, Inc.
Floor, Boston, MA 02109                    is elected or earlier       Inc. (investment banking firm)      (closed-end investment
                                           retirement or removal.                                          company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)        Trustee          Trustee since 2000. Serves  President, John Winthrop & Co.,     None
One North Adgers Wharf,                    until a successor trustee   Inc. (private investment firm)
Charleston, SC 29401                       is elected or earlier
                                           retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Small and Mid Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE           PRINCIPAL OCCUPATION DURING          OTHER DIRECTORSHIPS HELD
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE          PAST FIVE YEARS                      BY THIS OFFICER
Osbert M. Hood (54)+      Executive Vice   Since 2003. Serves at the   President and Chief Executive        Trustee of certain
                          President        discretion of the Board     Officer, PIM-USA since May 2003      Pioneer Funds
                                                                       (Director since January 2001;
                                                                       Executive Vice President and Chief
                                                                       Operating Officer from November
                                                                       2000 - May 2003); Director of PGAM
                                                                       since June 2003; President and
                                                                       Director of Pioneer since May 2003;
                                                                       President and Director of Pioneer
                                                                       Institutional Asset Management,
                                                                       Inc. since February 2006; Chairman
                                                                       and Director of Pioneer Investment
                                                                       Management Shareholder Services,
                                                                       Inc. ("PIMSS") since May 2003;
                                                                       Director of PFD since May 2006;
                                                                       Director of Oak Ridge Investments,
                                                                       LLC (a registered investment
                                                                       adviser in which PIM-USA owns a
                                                                       minority interest) since January
                                                                       2005; Director of Vanderbilt
                                                                       Capital Advisors, LLC (an
                                                                       institutional investment adviser
                                                                       wholly- owned by PIM-USA) since
                                                                       June 2006; and Executive Vice
                                                                       President of all of the Pioneer
                                                                       Funds since June 2003

+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)  Secretary        Since 2000. Serves at the   Secretary of PIM-USA; Senior Vice    None
                                           discretion of the Board     President - Legal of Pioneer;
                                                                       Secretary/ Clerk of most of
                                                                       PIM-USA's subsidiaries; and
                                                                       Secretary of all of the Pioneer
                                                                       Funds since September 2003
                                                                       (Assistant Secretary from November
                                                                       2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley     Assistant        Since 2003. Serves at the   Vice President and Senior Counsel    None
(42)                      Secretary        discretion of the Board     of Pioneer since July 2002; Vice
                                                                       President and Senior Counsel of
                                                                       BISYS Fund Services, Inc. (April
                                                                       2001 to June 2002); Senior Vice
                                                                       President and Deputy General
                                                                       Counsel of Funds Distributor, Inc.
                                                                       (July 2000 to April 2001); and
                                                                       Assistant Secretary of all of the
                                                                       Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey     Assistant        Since 2006. Serves at the   Partner, Wilmer Cutler Pickering     None
(45)                      Secretary        discretion of the Board     Hale and Dorr LLP; and Assistant
                                                                       Secretary of all of the Pioneer
                                                                       Funds since July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)         Treasurer        Since 2000. Serves at the   Vice President - Fund Accounting,    None
                                           discretion of the Board     Administration and Controllership
                                                                       Services of Pioneer; and Treasurer
                                                                       of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)      Assistant        Since 2004. Serves at the   Deputy Treasurer of Pioneer since    None
                          Treasurer        discretion of the Board     2004; Treasurer and Senior Vice
                                                                       President, CDC IXIS Asset
                                                                       Management Services from 2002 to
                                                                       2003; Assistant Treasurer and Vice
                                                                       President, MFS Investment
                                                                       Management from 1997 to 2002; and
                                                                       Assistant Treasurer of all of the
                                                                       Pioneer Funds since November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)     Assistant        Since 2000. Serves at the   Assistant Vice President - Fund      None
                          Treasurer        discretion of the Board     Accounting, Administration and
                                                                       Controllership Services of Pioneer;
                                                                       and Assistant Treasurer of all of
                                                                       the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)        Assistant        Since 2002. Serves at the   Fund Accounting Manager - Fund       None
                          Treasurer        discretion of the Board     Accounting, Administration and
                                                                       Controllership Services of Pioneer;
                                                                       and Assistant Treasurer of all of
                                                                       the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Small and Mid Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE           PRINCIPAL OCCUPATION DURING          OTHER DIRECTORSHIPS HELD
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE          PAST FIVE YEARS                      BY THIS OFFICER
Katherine Kim Sullivan    Assistant        Since 2003. Serves at the   Fund Administration Manager - Fund   None
(33)                      Treasurer        discretion of the Board     Accounting, Administration and
                                                                       Controllership Services since June
                                                                       2003; Assistant Vice President -
                                                                       Mutual Fund Operations of State
                                                                       Street Corporation from June 2002
                                                                       to June 2003 (formerly Deutsche
                                                                       Bank Asset Management); Pioneer
                                                                       Fund Accounting, Administration and
                                                                       Controllership Services (Fund
                                                                       Accounting Manager from August 1999
                                                                       to May 2002); and Assistant
                                                                       Treasurer of all of the Pioneer
                                                                       Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)   Chief            Since 2006. Serves at the   Chief Compliance Officer of Pioneer  None
                          Compliance       discretion of the Board     and all of the Pioneer Funds since
                          Officer                                      March 2006; Vice President and
                                                                       Senior Counsel of Pioneer since
                                                                       September 2004; and Senior Vice
                                                                       President and Counsel, State Street
                                                                       Research & Management Company
                                                                       (February 1998 to September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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24

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                                                                              25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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26

--------------------------------------------------------------------------------

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

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28

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                                                              29

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18674-01-0207



                                                           [Logo] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer Strategic Income VCT Portfolio -- Class II Shares




                                                                   ANNUAL REPORT

                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

  Portfolio and Performance Update                                       2

  Comparing Ongoing Portfolio Expenses                                   3

  Portfolio Management Discussion                                        4

  Schedule of Investments                                                6

  Financial Statements                                                  15

  Notes to Financial Statements                                         19

  Report of Independent Registered Public
    Accounting Firm                                                     24

  Factors Considered by the Independent Trustees
    in Approving the Management Contract                                25

  Trustees, Officers and Service Providers                              28

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following is represented by a pie chart in the printed material.]

U.S. Government Securities                              48.5%
U.S. Corporate Bonds                                    37.9%
Foreign Government Bonds                                 6.2%
Asset Backed Securities                                  3.4%
Municipal Bonds                                          1.2%
Senior Secured Loans                                     1.1%
Collateralized Mortgage Obligations                      1.0%
Temporary Cash Investment                                0.7%

Maturity Distribution
(As a percentage of total investment portfolio)

[The following is represented by a pie chart in the printed material.]

0-1 years                                               15.9%
1-3 years                                               10.5%
3-4 years                                               24.3%
4-6 years                                               32.3%
6-8 years                                                8.8%
8+ years                                                 8.2%

Five Largest Holdings
(As a percentage of long-term holdings)

1.     U.S. Treasury Inflation Protected
         Security, 3.5%, 1/15/11                   2.09%
2.     U.S. Treasury Notes,
         5.0%, 2/15/11                             2.05
3.     U.S. Treasury Inflation Notes,
         1.875%, 7/15/15                           2.01
4.     U.S. Treasury Notes,
         5.5%, 8/15/28                             1.77
5.     U.S. Treasury Bonds,
         5.25%, 11/15/28                           1.70

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/06      12/31/05
Net Asset Value per Share     $ 10.80      $ 10.76

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $ 0.5558       $ 0.0270          $ 0.0254

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Strategic Income VCT Portfolio at net asset value, compared to that of the Lehman Brothers U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

           Pioneer         Lehman
           Strategic    Brothers U.S.
            Income    Universal Index
7/99        10000          10000
            10060          10136
12/00       10488          11233
            11184          12142
12/02       12352          13337
            14937          14113
12/04       16423          14814
            16832          15216
12/06       17882          15973

Index comparison begins July 31, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class
(7/29/99)                                                               8.14%
5 Years                                                                 9.84%
1 Year                                                                  6.24%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                                          II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                               $ 1,000.00
Ending Account Value on 12/31/06                                $ 1,050.22
Expenses Paid During Period*                                    $     5.53

* Expenses are equal to the Portfolio's annualized expense ratio of 1.07% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                                                         II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/06                               $ 1,000.00
Ending Account Value on 12/31/06                                $ 1,019.81
Expenses Paid During Period*                                    $     5.45

* Expenses are equal to the Portfolio's annualized expense ratio of 1.07% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

Riskier asset classes tended to deliver the handsomest investment rewards in 2006, a year in which economies grew and corporate profits rose throughout the world. The only slump in the performance of riskier fixed-income sectors - including domestic high-yield bonds and emerging market debt - occurred during a two-month period, beginning in mid-May. Overall, though, investors showed a willingness to take on credit risk, and lower-rated bonds outperformed government bonds and other high-grade securities. The following is an interview with Kenneth J. Taubes, who discusses the performance of Pioneer Strategic Income VCT Portfolio during the fiscal year ended December 31, 2006. Mr. Taubes, director of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Portfolio.

Q.   How did the Portfolio perform during 2006?

A. Pioneer Strategic Income VCT Portfolio Class II shares generated a total return of 6.24%, at net asset value, for the 12 months ended December 31, 2006. During the same 12 months, the Lehman Brothers U.S. Universal Bond Index returned 4.97% and the average return of the 50 portfolios in Lipper's general bond variable annuity portfolio category was 6.07%. On December 31, 2006, the 30-day Standardized SEC yield for the Portfolio's Class II shares was 4.78%.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   What was the investment environment like during 2006?

A. Over the course of the year, the domestic high-yield bond market delivered the strongest results among the major fixed-income sectors, followed by emerging market bonds. Government securities and other high-grade bonds tended to trail the higher-risk classes. The only exception to this general trend occurred during a two-month stretch, starting in mid-May, when concerns about rising inflationary pressures and the interest-rate hikes by the U.S. Federal Reserve led to a general decline of riskier assets, including high-yield corporates and emerging market debt. Over the final six months of the year, however, confidence returned as the Federal Reserve left rates unchanged and inflation pressures appeared to ease as oil prices receded. Confidence in the durability of the global economic expansion returned. Emerging market bonds then provided the best returns in the fixed-income assets, followed by domestic high-yield bonds. High-grade investments trailed during the final six months, although they generally still provided positive results.

Q. What were your principal strategies during the year, and how did they affect performance?

A. The Portfolio performed well during the year, helped by its exposure to high-yielding securities, including domestic high-yield bonds, international high yield bonds and emerging market debt. Moreover, our positions in investments denominated in foreign currencies also helped, notably our holdings denominated in the Swedish kroner and the euro. Only our exposure to the Japanese yen detracted from results. In addition, our duration management was successful. (Duration is a measure of a bond's price sensitivity to changes in interest rates.) We maintained a relatively short duration when interest rates were rising in the first half of the year. Beginning in June, we moved to a longer duration, which positioned the Portfolio to benefit when longer-maturity rates began to decline. During the first half of the year, we allocated about 10% of

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in high yield or lower-rated securities are subject to greater-than-average risk. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     assets to Treasury Inflation Protected Securities (TIPS), which contributed to performance as interest rates were rising. Although we reduced that positioning during the second half of the year, our investments in TIPS during the final six months did not help as they underperformed straight Treasuries as well as mortgage-backed securities.

Q.   What were some of the investments that most affected performance?

A. We had solid, positive contributions from a number of holdings. The debt of Norwegian oil services company Aker Kvaerner, for example, appreciated as oil drilling activity around the world increased. Rising iron ore prices, spurred by increased demand from emerging markets, led to strong results from our investments in bonds of CVRD of Brazil, one of the world's largest iron ore-mining corporation. Bonds of Platinum Underwriters, a property-and-casualty re-insurance company, appreciated when the company encountered relatively few storm-related claims in 2006, after raising premiums following the severe 2005 hurricane season. Trustreet Properties, a real estate investment trust, contributed as its bonds were bought back when the company was acquired. Securities issued by Ford Motor Credit appreciated during the year, after declining in 2005, as investors realized the company was not about to file for bankruptcy protection.

     Disappointments included bonds of Angiotech company, a producer of medical devices including stents for the treatment of clogged arteries. These bonds lost value early in the year amid concerns about the effects of drug-coated stents. The bonds recovered some of their value late in the year, however, as concerns waned with a favorable finding by the FDA. Ainsworth Lumber, a Canadian-based building materials company, was hurt by weakness in the U.S. housing market and the rising Canadian dollar. Also holding back results was the investment in securities of Stratos Global, a Canadian-based provider of satellite communications services.

Q.   What is your investment outlook?

A. As we enter 2007, we believe the environment looks favorable for our strategic income strategy, which emphasizes diversification in the fixed-income markets. The global economic picture is encouraging, and there is ample liquidity in the capital markets, even though some central banks are tightening their monetary policies. Given our expectations for continuing global growth, we do not expect the Federal Reserve to lower short-term rates in the near future. As a consequence, we are maintaining a shorter-than-benchmark duration policy to protect against the potential that interest rates might rise. We also have reduced the Portfolio's exposure to foreign currencies, as we do not see much further weakening in the relative value of the U.S. dollar in the immediate future. Unfortunately, we believe that a generally favorable outlook is reflected in current bond prices, and so opportunities to take advantage of mispriced securities may be limited.





     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

       Principal   S&P/Moody's
          Amount   Ratings
         USD ($)   (unaudited)                                                                         Value
                                   ASSET BACKED SECURITIES - 3.1%
                                   Energy - 0.2%
                                   Oil & Gas Equipment & Services - 0.2%
         135,000   A-/A1           Nakilat, Inc., 6.267%, 12/31/33 (144A)                        $   133,755
                                                                                                 -----------
                                   Total Energy                                                  $   133,755
                                                                                                 -----------
                                   Banks - 0.5%
                                   Thrifts & Mortgage Finance - 0.5%
         309,509   A-/Baa1         Taganka Car Loan Finance Plc, 6.35%, 11/14/13 (144A) (b)      $   309,508
                                                                                                 -----------
                                   Total Banks                                                   $   309,508
                                                                                                 -----------
                                   Diversified Financials - 0.9%
                                   Consumer Finance - 0.0%
DKK       18,055   AAA/Aaa         Realkredit Danmark, 7.0%, 10/1/32                             $     3,427
                                                                                                 -----------
                                   Diversified Financial Services - 0.9%
        216,117    BB-/Ba2         Caithness Coso Fund Corp., 6.263%, 6/15/14 (144A)             $   210,712
        174,902    BBB+/Baa2       PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)          178,400
        229,240    BBB/Baa2        Power Receivables Finance, 6.29%, 1/1/12 (144A)                   230,494
                                                                                                 -----------
                                                                                                 $   619,606
                                                                                                 -----------
                                   Total Diversified Financials                                  $   623,033
                                                                                                 -----------
                                   Utilities - 1.0%
                                   Electric Utilities - 1.0%
         209,880   BB-/Ba2         FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)               $   211,716
         376,193   NR/NR           Ormat Funding Corp., 8.25%, 12/30/20                              383,717
          53,307   BB-/Ba2         Tenaska Alabama, 7.0%, 6/30/21 (144A)                              52,942
                                                                                                 -----------
                                                                                                 $   648,375
                                                                                                 -----------
                                   Total Utilities                                               $   648,375
                                                                                                 -----------
                                   Government - 0.5%
         303,599   BB+/Ba2         Republic of Columbia, 9.75%, 4/9/11                           $   329,405
                                                                                                 -----------
                                   Total Government                                              $   329,405
                                                                                                 -----------
                                   TOTAL ASSET BACKED SECURITIES
                                   (Cost $2,041,493)                                             $ 2,044,076
                                                                                                 -----------
                                   COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9%
                                   Banks - 0.6%
                                   Thrifts & Mortgage Finance - 0.6%
         110,000   NR/Ba2          SBA CMBS Trust, 6.904%, 11/15/36                              $   110,317
         265,000   AAA/Ba2         T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)                        268,002
                                                                                                 -----------
                                                                                                 $   378,319
                                                                                                 -----------
                                   Total Banks                                                   $   378,319
                                                                                                 -----------
                                   Diversified Financials - 0.3%
                                   Diversified Financial Services - 0.3%
          80,000   NR/Ba1          Global Signal, 7.036%, 2/15/36 (144A)                         $    81,388
         155,000   NR/Ba2          Tower 2004-2A F, 6.376%, 12/15/14                                 149,909
                                                                                                 -----------
                                                                                                 $   231,297
                                                                                                 -----------
                                   Total Diversified Financials                                  $   231,297
                                                                                                 -----------
                                   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                   (Cost $610,000)                                               $   609,616
                                                                                                 -----------

6   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Principal   S&P/Moody's
              Amount   Ratings
             USD ($)   (unaudited)                                                                  Value
                                       CORPORATE BONDS - 33.7%
                                       Energy - 4.4%
                                       Coal & Consumable Fuels - 0.4%
             250,000   B+/Ba3          Adaro Finance BV, 8.5%, 12/8/10 (144A)                 $   256,250
                                                                                              -----------
                                       Oil & Gas Drilling - 0.6%
             300,000   NR/NR           DDI Holdings AS, 9.3%, 1/19/12 (144A)                  $   314,250
                                                                                              -----------
              75,000   NA/NA           DDI Holdings AS, 9.3%, 4/23/12 (144A)                       78,563
                                                                                              -----------
                                                                                              $   392,813
                                                                                              -----------
                                       Oil & Gas Equipment & Services - 0.5%
             110,000   A+/Aa3          Nakilat, Inc., 6.067%, 12/31/33 (144A)                 $   109,168
             500,000   NR/NR           Petromena AS, 9.75%, 5/24/12 (144A)                         84,226
             150,000   NR/B1           Semgroup LP, 8.75%, 11/15/15 (144A)                        150,750
                                                                                              -----------
                                                                                              $   344,144
                                                                                              -----------
                                       Oil & Gas Exploration & Production - 2.6%
             210,000   B-/B3           Baytex Energy, Ltd., 9.625%, 7/15/10                   $   218,925
             260,000   B-/B3           Clayton Williams Energy, 7.75%, 8/1/13                     239,850
             245,000   B/B2            Compton Petroleum Corp., 7.625%, 12/1/13                   236,425
             355,000   BBB+/NR         Gazprom International SA, 7.201%, 2/1/20 (144A)            375,408
             170,000   B-/B3           Harvest Operations Corp., 7.875%, 10/15/11                 161,075
ITL      275,000,000   BBB-/Baa1       Petroleos Mexicanos, 7.375%, 8/13/07                       190,775
             115,000   CCC+/Caa2       Petroquest Energy, Inc., 10.375%, 5/15/12                  121,038
             200,000   B/B1            Quicksilver Resources, Inc., 7.125%, 4/1/16                195,500
              45,000   BB+/Ba2         Southern Star Central Corp., 6.75%, 3/1/16                  44,888
                                                                                              -----------
                                                                                              $ 1,783,884
                                                                                              -----------
                                       Oil & Gas Storage & Transportation - 0.3%
              30,000   B/B2            Copano Energy LLC, 8.125%, 3/1/16                      $    31,050
              75,000   B/B1            Inergy LP, 8.25%, 3/1/16                                    78,750
              85,000   B-/B3           Targa Resources, Inc., 8.50%, 11/1/13 (144A)                85,638
                                                                                              -----------
                                                                                              $   195,438
                                                                                              -----------
                                       Total Energy                                           $ 2,972,529
                                                                                              -----------
                                       Materials - 6.3%
                                       Aluminum - 0.9%
              95,000   B-/B3e          Aleris International, Inc., 9.0%, 12/15/14 (144A)      $    95,475
             370,000   BB-/B1          Asia Aluminum Holdings, 8.0%, 12/23/11 (144A)              369,075
             140,000   B/B2            Novelis, Inc., 7.25%, 2/15/15                              135,450
                                                                                              -----------
                                                                                              $   600,000
                                                                                              -----------
                                       Commodity Chemicals - 1.1%
             110,000   B+/B1           Arco Chemical Co., 9.8%, 2/1/20                        $   127,050
             285,000   B+/B1           Georgia Gulf Corp., 9.5%, 10/15/14 (144A)                  277,875
             300,000   B+/Ba3          Invista, 9.25%, 5/1/12 (144A)                              321,750
                                                                                              -----------
                                                                                              $   726,675
                                                                                              -----------
                                       Construction Materials - 0.3%
             220,000   B-/B2           U.S. Concrete, Inc., 8.375%, 4/1/14                    $   215,050
                                                                                              -----------

The accompanying notes are an integral part of these financial statements.   7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

         Principal   S&P/Moody's
            Amount   Ratings
           USD ($)   (unaudited)                                                                      Value
                                     Diversified Chemical - 1.4%
           130,000   B-/B2           Basell Finance Co., 8.1%, 3/15/27 (144A)                   $   123,500
           350,000   B/B3            Crystal US Holdings, Inc., 10.5%, 10/1/14 (b)                  301,000
           100,000   B-/B2           Ineos Group Holdings PLC, 7.875%, 2/15/16 (144A)               125,706
EURO       145,000   B-/B2           Nell AF Sarl, 8.375%, 8/15/15 (144A)                           205,238
           160,000   B-/B2           Phibro Animal Health Corp., 10.0, 8/1/13 (144A)                166,000
                                                                                                -----------
                                                                                                $   921,444
                                                                                                -----------
                                     Diversified Metals & Mining - 1.5%
            70,000   B-/Caa1         American Rock Salt Co., LLC, 9.5%, 3/15/14                 $    72,100
           105,000   BB-/Ba3         FMG Finance Pty, Ltd., 10.625%, 9/1/16 (144A)                  112,613
           100,000   BBB/Baa3        Vale Overseas, Ltd., 6.25%, 1/11/16                            100,972
           400,000   BBB/Baa3        Vale Overseas, Ltd., 8.25%, 1/17/34                            473,817
           230,000   BB/Ba1          Vedenta Resources Plc, 6.625%, 2/22/10 (144A)                  227,125
                                                                                                -----------
                                                                                                $   986,627
                                                                                                -----------
                                     Forest Products - 0.3%
           305,000   B/B2            Ainsworth Lumber, 6.75%, 3/15/14                           $   231,800
                                                                                                -----------
                                     Paper Packaging - 0.2%
           110,000   CCC+/Caa1       Graham Packaging Co., 9.875%, 10/15/14 (a)                 $   111,100
                                                                                                -----------
                                     Paper Products - 0.4%
           100,000   B+/B2           Abitibi-Consolidated, Inc., 6.0%, 6/20/13                  $    80,000
           200,000   B+/B2           Bowater, Inc., 6.5%, 6/15/13                                   182,500
                                                                                                -----------
                                                                                                $   262,500
                                                                                                -----------
                                     Specialty Chemicals - 0.2%
           150,000   BB+/NA          LPG International, Inc., 7.25%, 12/20/15                   $   150,750
                                                                                                -----------
                                     Total Materials                                            $ 4,205,946
                                                                                                -----------
                                     Capital Goods - 3.1%
                                     Aerospace & Defense - 0.1%
            75,000   BB+/Ba3         L-3 Communications Corp., 6.375%, 10/15/15                 $    74,250
                                                                                                -----------
                                     Building Products - 0.5%
           325,000   B/B2            Builders Firstsource, Inc., 9.624%, 2/15/12 (b)            $   319,719
                                                                                                -----------
                                     Construction & Engineering - 0.3%
           160,000   B+/Ba3          Dycom Industries, 8.125%, 10/15/15                         $   165,600
                                                                                                -----------
                                     Construction, Farm Machinery & Heavy Trucks - 0.7%
           130,000   B+/B1           Commercial Vehicle Group, 8.0%, 7/1/13                     $   127,075
           270,000   B+/B1           Greenbrier Co., Inc., 8.375%, 5/15/15                          274,725
            65,000   B/B3            Titan Wheel International, Inc., 8.0%, 1/15/12 (144A)           65,406
                                                                                                -----------
                                                                                                $   467,206
                                                                                                -----------
                                     Electrical Component & Equipment - 0.2%
           200,000   NR/NR           Power Contract Financing LLC, 0.0%, 2/5/10 (144A) (b)      $   158,750
                                                                                                -----------
                                     Industrial Machinery - 0.2%
           150,000   B/B1            Gardner Denver, Inc., 8.0%, 5/1/13 (144A)                  $   156,000
                                                                                                -----------
                                     Trading Companies & Distributors - 1.1%
           325,000   BBB-/Baa3       Glencore Funding LLC, 6.0%, 4/15/14 (144A)                 $   316,820
           435,000   BB+/Ba1         Noble Group, Ltd., 6.625%, 3/17/15 (144A)                      395,137
                                                                                                -----------
                                                                                                $   711,957
                                                                                                -----------
                                     Total Capital Goods                                        $ 2,053,482
                                                                                                -----------

8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal     S&P/Moody's
   Amount     Ratings
  USD ($)     (unaudited)                                                                    Value
                              Commercial Services & Supplies - 1.9%
                              Diversified Commercial Services - 1.3%
  130,000     B+/Ba2          FTI Consulting, 7.625%, 6/15/13                          $   134,225
  500,000     B-/B3           NCO Group, Inc., 10.244%, 11/15/13 (144A) (b)                496,250
  240,000     B-/B3           Park-Ohio Industries, Inc., 8.375%, 11/15/14                 223,800
                                                                                       -----------
                                                                                       $   854,275
                                                                                       -----------
                              Environmental & Facilities Services - 0.5%
   80,000     B+/Ba3          Clean Harbors, Inc., 11.25%, 7/15/12 (144A)              $    89,050
  240,000     CCC+/B3         Hydrochem Industrial Service, 9.25%, 2/15/13 (144A)          241,200
                                                                                       -----------
                                                                                       $   330,250
                                                                                       -----------
                              Office Services & Supplies - 0.1%
   90,000     CCC/B3          Nutro Products, Inc., 9.4%, 10/15/13 (144A) (b)          $    93,150
                                                                                       -----------
                              Total Commercial Services & Supplies                     $ 1,277,675
                                                                                       -----------
                              Transportation - 0.6%
                              Marine - 0.5%
  185,000     BB+/NR          CMA CGM SA, 7.25%, 2/1/13 (144A)                         $   180,375
  125,000     BB-/Ba3         Stena AB, 7.0%, 12/1/16                                      118,750
   40,000     B-/B3           Trailer Bridge, Inc., 9.25%, 11/15/11                         41,250
                                                                                       -----------
                                                                                       $   340,375
                                                                                       -----------
                              Railroads - 0.1%
   70,000     B-/B3           TFM SA De CV, 9.375%, 5/1/12                             $    74,725
                                                                                       -----------
                              Total Transportation                                     $   415,100
                                                                                       -----------
                              Consumer Durables & Apparel - 1.3%
                              Footwear - 0.2%
  153,000     BB-/B1          Brown Shoe Co., Inc., 8.75%, 5/1/12                      $   161,415
                                                                                       -----------
                              Homebuilding - 1.1%
   95,000     BBB-/BBB-       C10 Capital SPV, Ltd., 6.722%, 12/31/49 (b)              $    95,228
  238,000     BB-/Ba2         Meritage Homes Corp., 6.25%, 3/15/15                         226,100
  130,000     BB/Ba3          Urbi Desarrollos Urbanos, 8.5%, 4/19/16 (144A)               140,530
  150,000     B+/B3           WCI Communities, Inc., 6.625%, 3/15/15 (a)                   129,000
  150,000     B/B3            WCI Communities, Inc., 7.875%, 10/1/13 (a)                   134,250
                                                                                       -----------
                                                                                       $   725,108
                                                                                       -----------
                              Total Consumer Durables & Apparel                        $   886,523
                                                                                       -----------
                              Consumer Services - 1.5%
                              Casinos & Gaming - 1.4%
  200,000     AAA/Aaa         Lottomatica S.p.A, 8.25%, 3/31/66 (144A)                 $   280,183
  225,000     B/Ba3           Station Casinos, Inc., 6.625%, 3/15/18                       192,938
  250,000     CCC+/B3         Tropicana Entertainment, 9.625%, 12/15/14 (144A)             248,750
  245,000     B-/Caa1         Trump Entertainment Resorts, 8.5%, 6/1/15                    243,775
                                                                                       -----------
                                                                                       $   965,646
                                                                                       -----------
                              Specialized Consumer Services - 0.1%
   50,000     BB-/B1          Service Corporation International, 7.625%, 10/1/18       $    53,000
                                                                                       -----------
                              Total Consumer Services                                  $ 1,018,646
                                                                                       -----------
                              Media - 1.5%
                              Broadcasting & Cable TV - 0.8%
  250,000     BB+/Ba2         C&M Finance, Ltd., 8.1%, 2/1/16 (144A)                   $   256,875
  210,000     B-/B2           Kabel Deutschland GMBH, 10.625%, 7/1/14                      232,838
                                                                                       -----------
                                                                                       $   489,713
                                                                                       -----------

The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

Principal     S&P/Moody's
   Amount     Ratings
  USD ($)     (unaudited)                                                                 Value
                              Movies & Entertainment - 0.4%
  285,000     B+/Ba2          Corp Interamer De Entret, 8.875%, 6/14/15 (144A)      $   283,575
                                                                                    -----------
                              Publishing - 0.3%
  200,000     B/B2            Sheridan Acquisition Corp., 10.25%, 8/15/11           $   208,000
                                                                                    -----------
                              Total Media                                           $   981,288
                                                                                    -----------
                              Retailing - 0.2%
                              Automotive Retail - 0.2%
  115,000     BB+/Ba2         Autonation, Inc., 7.0%, 4/15/14                       $   115,863
                                                                                    -----------
                              Total Retailing                                       $   115,863
                                                                                    -----------
                              Food, Beverage & Tobacco - 0.7%
                              Brewers - 0.7%
  142,000     NR/NR           Argentine Beverages, 7.375%, 3/22/12 (144A)           $   145,905
  220,000     BBB/Baa1        Cia Brasileira de Bebida, 8.75%, 9/15/13                  256,300
   80,000     BBB/Baa1        Cia Brasileira de Bebida, 10.5%, 12/15/11                  96,800
                                                                                    -----------
                                                                                    $   499,005
                                                                                    -----------
                              Total Food, Beverage & Tobacco                        $   499,005
                                                                                    -----------
                              Health Care Equipment & Services - 0.4%
                              Health Care Facilities - 0.1%
   65,000     BB-/B2          HCA, Inc., 9.625%, 11/15/16                           $    69,875
                                                                                    -----------
                              Health Care Services - 0.3%
  165,000     CCC+/B3         Rural/Metro Corp., 9.875%, 3/15/15                    $   171,600
                                                                                    -----------
                              Total Health Care Equipment & Services                $   241,475
                                                                                    -----------
                              Pharmaceuticals & Biotechnology - 0.6%
                              Biotechnology - 0.4%
  350,000     B-/B2           Angiotech Pharmaceutical, 7.75%, 4/1/14 (144A)        $   304,500
                                                                                    -----------
                              Pharmaceuticals - 0.2%
  116,000     B-/Caa1         Warner Chilcott Corp., 8.75%, 2/1/15                  $   118,900
                                                                                    -----------
                              Total Pharmaceuticals & Biotechnology                 $   423,400
                                                                                    -----------
                              Banks - 1.6%
                              Diversified Banks - 1.6%
  160,000     B/Ba1           ATF Bank JSC, 9.25%, 4/12/12 (144A)                   $   161,888
  135,000     BB+/Baa1        Kazkommerts International BV, 8.0%, 11/3/15               140,400
  150,000     B+/Ba2          Russian Stand Bank, 7.5%, 10/7/10 (144A)                  144,563
  200,000     NA/NA           Sibacademfinance Plc, 9.0%, 5/12/09 (144A)                203,120
  240,000     BB+/Baa2        TNK-BP Finance SA, 7.5%, 7/18/16 (144A)                   255,300
  175,000     BB/Baa1         Turanalem Finance BV, 8.5%, 2/10/15 (144A)                181,344
                                                                                    -----------
                                                                                    $ 1,086,615
                                                                                    -----------
                              Total Banks                                           $ 1,086,615
                                                                                    -----------
                              Diversified Financials - 1.9%
                              Consumer Finance - 0.8%
  235,000     B/B1            Ford Motor Credit Co., 5.7%, 1/15/10                  $   225,272
   35,000     B/B1            Ford Motor Credit Co., 5.8%, 1/12/09                       34,365
  320,000     A/A2            SLM Corp., 4.0%, 7/25/14 (b)                              293,971
                                                                                    -----------
                                                                                    $   553,608
                                                                                    -----------

10   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal     S&P/Moody's
   Amount     Ratings
  USD ($)     (unaudited)                                                                      Value
                              Specialized Finance - 1.1%
  320,000     NA/Baa3         Alfa Div Pymt Rights Fin, 7.247%, 12/15/11 (144A) (b)      $   319,968
  210,000     B-/B2e          Louis No1 Plc, 8.5%, 12/1/14 (144A)                            281,998
  120,000     CCC+/B2         Sally Holdings, 9.25%, 11/15/14 (144A)                         122,250
                                                                                         -----------
                                                                                         $   724,216
                                                                                         -----------
                              Total Diversified Financials                               $ 1,277,824
                                                                                         -----------
                              Insurance - 2.5%
                              Life & Health Insurance - 0.4%
  300,000     B-/B2           Presidential Life Corp., 7.875%, 2/15/09                   $   286,500
                                                                                         -----------
                              Multi-Line Insurance - 0.5%
  300,000     BB+/Ba1         Hanover Insurance Group, 7.625%, 10/15/25                  $   321,503
                                                                                         -----------
                              Property & Casualty Insurance - 1.0%
  285,000     BBB-/NR         Kingsway America, Inc., 7.5%, 2/1/14                       $   289,008
  350,000     BBB-/Baa3       Ohio Casualty Corp., 7.3%, 6/15/14                             373,662
                                                                                         -----------
                                                                                         $   662,670
                                                                                         -----------
                              Reinsurance - 0.6%
  365,000     BBB/NA          Platinum Underwriters Holding, 7.5%, 6/1/17                $   384,920
                                                                                         -----------
                              Total Insurance                                            $ 1,655,593
                                                                                         -----------
                              Real Estate - 1.2%
                              Real Estate Management & Development - 0.2%
  125,000     BB-/Ba3         Forest City Enterprises, 7.625%, 6/1/15                    $   127,500
                                                                                         -----------
                              Real Estate Investment Trusts - 1.0%
  120,000     BB-/B2          BF Saul Real Estate Investment Trust, 7.5%, 3/1/14         $   121,950
   95,000     B/B1            Crescent Real Estate, 9.25%, 4/15/09                            97,494
  340,000     B+/B1           Trustreet Properties, Inc., 7.5%, 4/1/15                       367,200
  120,000     BB+/Ba2         Ventas Realty Capital Corp., 7.125%, 6/1/15 (144A)             126,000
                                                                                         -----------
                                                                                         $   712,644
                                                                                         -----------
                              Total Real Estate                                          $   840,144
                                                                                         -----------
                              Technology Hardware & Equipment - 0.4%
                              Technology Distributors - 0.4%
  311,000     BB+/Baa3        Anixter International Corp., 5.95%, 3/1/15                 $   287,675
                                                                                         -----------
                              Total Technology Hardware & Equipment                      $   287,675
                                                                                         -----------
                              Semiconductors - 0.4%
  175,000     BBB-/Baa3       Chartered Semiconductor, 6.375%, 8/3/15                    $   175,527
   65,000     BB+/Ba2         NXP BV, 7.785%, 10/15/14 (144A)                                 67,194
                                                                                         -----------
                                                                                         $   242,721
                                                                                         -----------
                              Total Semiconductors                                       $   242,721
                                                                                         -----------
                              Telecommunication Services - 1.9%
                              Integrated Telecommunication Services - 0.6%
  140,000     B-/B3           Eschelon Operating Co., 8.375%, 3/15/10                    $   135,100
  210,000     CCC+/B3         Stratos Global Corp., 9.875%, 2/15/13                          202,650
   63,000     NR/Baa3         Tele Norte Leste Participacoes, 8.0%, 12/18/13                  66,938
                                                                                         -----------
                                                                                         $   404,688
                                                                                         -----------

The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

  Principal    S&P/Moody's
     Amount    Ratings
    USD ($)    (unaudited)                                                                                    Value
                               Wireless Telecommunication Services - 1.3%
    260,000    NR/B3           Digicel, Ltd., 9.25%, 9/1/12 (144A)                                      $   277,550
    240,000    B/B3            Intelsat Intermediate, 9.25%, 2/1/15                                         182,400
    115,000    BB-/Ba3         Mobile Telesystems Finance, 8.375%, 10/14/10 (144A)                          121,613
    290,000    B/B2            True Move Co., Ltd., 10.75%, 12/16/13 (144A)                                 283,475
                                                                                                        -----------
                                                                                                        $   865,038
                                                                                                        -----------
                               Total Telecommunication Services                                         $ 1,269,726
                                                                                                        -----------
                               Utilities - 1.3%
                               Electric Utilities - 1.1%
    292,133    NR/Ba1          Juniper Generation, 6.79%, 12/31/14 (144A)                               $   282,665
    250,000    BBB-/Baa3       Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                             242,030
    190,000    BB-/Ba3         MSW Energy Holdings, 7.375%, 9/1/10                                          193,800
                                                                                                        -----------
                                                                                                        $   718,495
                                                                                                        -----------
                               Gas Utilities - 0.2%
    125,000    BB/Ba1          Southern Union Co., 7.2%, 11/1/66                                        $   123,220
                                                                                                        -----------
                               Total Utilities                                                          $   841,715
                                                                                                        -----------
                               TOTAL CORPORATE BONDS
                               (Cost $22,155,237)                                                       $22,592,945
                                                                                                        -----------
                               U.S. GOVERNMENT & AGENCY OBLIGATIONS - 43.1%
  1,443,765                    Federal Home Loan Mortgage Corp., 4.5%, 4/1/20 - 4/1/35                  $ 1,385,752
    516,788                    Federal Home Loan Mortgage Corp., 5.0%, 5/1/34 - 6/1/36                      498,695
  1,096,586                    Federal Home Loan Mortgage Corp., 5.5%, 10/1/16 - 1/1/35                   1,086,403
  1,206,958                    Federal Home Loan Mortgage Corp., 6.0%, 6/1/17 - 6/1/35                    1,218,320
  1,186,665                    Federal National Mortgage Association, 4.5%, 5/1/20 - 9/1/35               1,124,971
  1,834,336                    Federal National Mortgage Association, 5.0%, 10/1/20 - 4/1/36              1,787,315
  1,852,198                    Federal National Mortgage Association, 5.5%, 3/1/18 - 5/1/36               1,833,536
    603,284                    Federal National Mortgage Association, 6.0%, 7/1/17 - 1/1/34                 608,692
    800,000                    Federal National Mortgage Association, 6.375%, 8/15/07                       630,826
     12,811                    Federal National Mortgage Association, 6.5%, 10/1/31 - 7/1/31                 13,117
        985                    Federal National Mortgage Association, 7.0%, 9/1/29                            1,016
  1,204,385                    Government National Mortgage Association, 4.5%, 9/15/33 - 3/15/36          1,138,145
    602,922                    Government National Mortgage Association, 5.0%, 12/15/34 - 4/15/35           586,535
  2,843,919                    Government National Mortgage Association, 5.5%, 10/15/19 - 11/15/36        2,833,571
  1,849,747                    Government National Mortgage Association, 6.0%, 8/15/16 - 3/15/36          1,878,730
    188,627                    Government National Mortgage Association, 6.5%, 3/15/29 - 1/15/34            193,711
        809                    Government National Mortgage Association, 7.0%, 3/15/31                          836
      8,855                    Government National Mortgage Association, 7.5%, 5/15/23                        9,146
      2,127                    Government National Mortgage Association I, 7.0%, 3/15/31                      2,198
    113,348                    Government National Mortgage Association II, 5.5%, 3/20/34                   112,590
    211,692                    Government National Mortgage Association II, 6.0%, 11/20/33                  214,321
    625,000                    U.S. Treasury Bonds, 4.375%, 12/15/10                                        617,798
    960,000                    U.S. Treasury Bonds, 5.25%, 11/15/28                                       1,006,725
    720,000                    U.S. Treasury Bonds, 6.25%, 8/15/23                                          828,732
  1,240,004                    U.S. Treasury Inflation Notes, 1.875%, 7/15/15                             1,188,320
    315,245                    U.S. Treasury Inflation Notes, 2.0%, 1/15/16                                 304,384
    599,652                    U.S. Treasury Inflation Notes, 2.5%, 7/15/16                                 604,196
    841,920                    U.S. Treasury Inflation Notes, 3.0%, 7/15/12                                 866,422
    153,453                    U.S. Treasury Inflation Protected Security, 3.375%, 1/15/12                  160,209
  1,188,662                    U.S. Treasury Inflation Protected Security, 3.5%, 1/15/11                  1,237,416
  1,445,000                    U.S. Treasury Notes, 4.25%, 1/15/11 - 8/15/15                              1,409,683

12   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Principal   S&P/Moody's
              Amount   Ratings
             USD ($)   (unaudited)                                                                                   Value
                                       U.S. Government & Agency Obligations (Cont.)
             600,000                   U.S. Treasury Notes, 4.625%, 11/15/09                                   $   598,125
             265,000                   U.S. Treasury Notes, 4.875%, 2/15/12                                        267,422
           1,200,000                   U.S. Treasury Notes, 5.0%, 2/15/11                                        1,215,000
             970,000                   U.S. Treasury Notes, 5.5%, 8/15/28                                        1,047,903
             520,000                   U.S. Treasury Strip, 0.0%, 11/15/13                                         378,132
                                                                                                               -----------
                                                                                                               $28,888,893
                                                                                                               -----------
                                       TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                       (Cost $28,934,646)                                                      $28,888,893
                                                                                                               -----------
                                       FOREIGN GOVERNMENT BONDS - 5.5%
ITL      195,000,000   B+/B2           Banco Nac De Desen Econo, 8.0%, 4/28/10                                 $   146,468
SEK        3,445,000   AAA/Aaa         Government of Sweden, 5.25%, 3/15/11                                        530,689
SEK        2,955,000   NR/NR           Government of Sweden, 5.5%, 10/8/12                                         468,114
SEK        2,150,000   NR/NR           Government of Sweden, 8.0%, 8/15/07                                         322,688
NOK        1,320,000   AAA/Aaa         Norwegian Government, 6.0%, 5/16/11                                         225,082
NOK        1,500,000   AAA/Aaa         Norwegian Government, 5.5%, 5/15/09                                         246,667
NOK        3,410,000   AAA/Aaa         Norwegian Government, 6.75%, 1/15/07                                        547,609
AUD          532,000   AAA/Aaa         Ontario Province, 5.5%, 4/23/13                                             400,134
AUD          207,000   AAA/Aaa         Queensland Treasury, 6.0%, 8/14/13                                          161,889
             335,000   AAA/Aaa         United Kingdom Treasury, 4.75%, 6/7/10                                      648,994
                                                                                                               -----------
                                                                                                               $ 3,698,334
                                                                                                               -----------
                                       TOTAL FOREIGN GOVERNMENT BONDS
                                       (Cost $3,340,706)                                                       $ 3,698,334
                                                                                                               -----------
                                       MUNICIPAL BONDS - 1.0%
                                       Muni Airport - 0.5%
              50,000   B/CAA1          New Jersey Economic Development Authority, 6.25%, 9/15/29               $    51,591
             175,000   B/CAA1          New Jersey Economic Development Authority Special Facility Revenue,
                                       7.0%, 11/15/30                                                              187,227
             100,000   NR/NR           Wayne Charter County SPL, 6.75%, 12/1/15                                     81,479
                                                                                                               -----------
                                                                                                               $   320,297
                                                                                                               -----------
                                       Muni Tobacco - 0.4%
              90,000   BBB/Baa3        Golden State Tobacco Securitization, 6.75%, 6/1/39                      $   103,043
             105,000   BBB/Baa3        Tobacco Settlement Authority Washington, 6.625%, 6/1/32                     117,482
              60,000   BBB/Baa3        Tobacco Settlement Financing Corp., 7.0%, 6/1/41                             69,573
                                                                                                               -----------
                                                                                                               $   290,098
                                                                                                               -----------
                                       Muni Utilities - 0.1%
              60,000   AAA/Aaa         San Antonio Texas Electric & Gas, 5.65%, 2/1/19 (144A) (b)              $    80,779
                                                                                                               -----------
                                       TOTAL MUNICIPAL BONDS
                                       (Cost $565,128)                                                         $   691,174
                                                                                                               -----------
                                       SENIOR SECURED FLOATING RATE LOAN INTERESTS - 1.0%**
             100,000   BB/Ba2          Banta Corp., Term Loan, 7.11%, 11/20/13                                 $   100,250
             100,000   B/B2            Freescale Semiconductor, Inc., Term Loan, 7.369%, 12/2/13                   100,500
             249,370   B/Ba3           Georgia-Pacific LLC, Term B Loan, 7.356%, 12/20/12                          250,825
             200,000   BB-/Ba2         Sanmina-SCI Corp., Term Loan, 7.88%, 1/31/08                                200,800
                                                                                                               -----------
                                                                                                               $   652,375
                                                                                                               -----------
                                       TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                                       (Cost $651,586)                                                         $   652,375
                                                                                                               -----------

The accompanying notes are an integral part of these financial statements.   13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

     Shares                                                              Value
               RIGHTS/WARRANTS - 0.0%
               Transportation - 0.0%
               Railroads - 0.0%
        210    Atlantic Express Transportation, Exp. 4/15/08*      $       420
                                                                   -----------
               Total Transportation                                $       420
                                                                   -----------
               TOTAL RIGHTS/WARRANTS
               (Cost $0)                                           $       420
                                                                   -----------
               TEMPORARY CASH INVESTMENT - 0.6%
               Security Lending Collateral - 0.6%
    386,291    Securities Lending Investment Fund, 5.26%           $   386,291
                                                                   -----------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $386,291)                                     $   386,291
                                                                   -----------
               TOTAL INVESTMENT IN SECURITIES - 88.9%
               (Cost $58,685,087)                                  $59,564,124
                                                                   -----------
               OTHER ASSETS AND LIABILITIES - 11.1%                $ 7,476,455
                                                                   -----------
               TOTAL NET ASSETS - 100.0%                           $67,040,580
                                                                   ===========

*      Non-income producing security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2006, the value of these securities amounted to $12,159,720 or 18.1% of total net assets.
NR     Not rated by either S&P or Moody's.
(a)    At December 31, 2006, the following securities were out on loan:

    Principal
       Amount     Security                                       Value
  $   108,900     Graham Packaging Co., 9.875%, 10/15/14      $109,989
      147,500     WCI Communities, Inc., 6.625%, 3/15/15       126,850
      148,500     WCI Communities, Inc., 7.875%, 10/1/13       132,908
                                                              --------
                  Total                                       $369,747
                                                              ========

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
** Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
NOTE: Principal amounts are denominated in U.S. dollars unless otherwise noted. EURO Euro
ITL   Italian Lira
DKK   Danish Kroner
SEK   Swedish Krona
NOK   Norwegian Kroner
AUD   Australian Dollar

14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                   5/1/03 (a)
                                                                          Year Ended   Year Ended   Year Ended         to
Class II                                                                   12/31/06     12/31/05     12/31/04       12/31/03
 Net asset value, beginning of period                                      $ 10.76     $  11.26      $ 11.01       $ 10.41
                                                                           -------     --------      -------       -------
 Increase (decrease) from investment operations:
  Net investment income                                                    $  0.51     $   0.55      $  0.55       $  0.41
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions                                                      0.14        (0.28)        0.49          0.62
                                                                           -------     --------      -------       --------
   Net increase from investment operations                                 $  0.65     $   0.27      $  1.04       $  1.03
 Distributions to shareowners:
  Net investment income                                                      (0.56)       (0.61)       (0.63)        (0.43)
  Net realized gain                                                          (0.05)       (0.16)       (0.16)            -
                                                                           -------     --------      -------       -------
   Net increase (decrease) in net asset value                              $  0.04     $  (0.50)     $  0.25       $  0.60
                                                                           -------     --------      -------       -------
 Net asset value, end of period                                            $ 10.80     $  10.76      $ 11.26       $ 11.01
                                                                           =======     ========      =======       =======
 Total return*                                                                6.24%        2.49%        9.95%        10.90%(b)
 Ratio of net expenses to average net assets+                                 1.07%        1.14%        1.29%         1.49%**
 Ratio of net investment income to average net assets+                        4.88%        5.30%        5.49%         5.08%**
 Portfolio turnover rate                                                        44%          46%          53%           68%
 Net assets, end of period (in thousands)                                  $48,052     $ 40,045      $25,027       $ 3,663
 Ratios with no waiver of management fees and assumption of expenses by
  PIM and no reduction for fees paid indirectly:
  Net expenses                                                                1.07%        1.14%        1.29%         1.49%**
  Net investment income                                                       4.88%        5.30%        5.49%         5.08%**

(a)  Class II shares were first publicly offered on May 1, 2003.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.   15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $369,747)
 (cost $58,685,087)                                                                     $59,564,124
 Cash                                                                                     5,319,033
 Foreign currencies, at value (cost $1,943,616)                                           1,947,762
 Receivables --
  Investment securities sold                                                                    262
  Fund shares sold                                                                            6,338
  Dividends, interest and foreign taxes withheld                                            844,736
 Other                                                                                        2,200
                                                                                        -----------
  Total assets                                                                          $67,684,455
                                                                                        -----------
LIABILITIES:
 Payables --
  Fund shares repurchased                                                               $   158,240
  Upon return of securities loaned                                                          386,291
  Forward foreign currency portfolio hedge contracts, open -- net                            33,812
 Due to affiliates                                                                            9,046
 Accrued expenses                                                                            56,486
                                                                                        -----------
  Total liabilities                                                                     $   643,875
                                                                                        -----------
NET ASSETS:
 Paid-in capital                                                                        $65,251,460
 Undistributed net investment income                                                        547,679
 Accumulated net realized gain on investments                                               387,017
 Net unrealized gain (loss) on:
  Investments                                                                               879,037
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                      (24,613)
                                                                                        -----------
     Total net assets                                                                   $67,040,580
                                                                                        -----------
Net Asset Value Per Share:
Class I:
(No par value, unlimited number of shares authorized)
 Net assets                                                                             $18,988,611
Shares outstanding                                                                        1,757,406
                                                                                        -----------
 Net asset value per share                                                              $     10.80
Class II:
(No par value, unlimited number of shares authorized)
 Net assets                                                                             $48,051,969
Shares outstanding                                                                        4,447,457
                                                                                        -----------
 Net asset value per share                                                              $     10.80

16  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                         Year Ended
                                                                                          12/31/06
INVESTMENT INCOME:
 Interest                                                                               $3,727,194
 Income on securities loaned, net                                                            1,426
                                                                                        ----------
  Total investment income                                                               $3,728,620
                                                                                        ----------
EXPENSES:
 Management fees                                                                        $  407,128
 Transfer agent fees and expenses                                                            3,171
 Distribution fees (Class II)                                                              107,745
 Administrative reimbursements                                                              14,120
 Custodian fees                                                                             26,343
 Professional fees                                                                          32,454
 Printing expense                                                                            6,854
 Fees and expenses of nonaffiliated trustees                                                 4,856
 Miscellaneous                                                                              21,764
                                                                                        ----------
  Total expenses                                                                        $  624,435
                                                                                        ----------
   Net investment income                                                                $3,104,185
                                                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                                           $  833,425
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                      (63,960)
                                                                                        ----------
                                                                                        $  769,465
                                                                                        ----------
 Change in net unrealized gain (loss) from:
  Investments                                                                           $   62,046
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                      (34,271)
                                                                                        ----------
                                                                                        $   27,775
                                                                                        ----------
 Net gain on investments and foreign currency transactions                              $  797,240
                                                                                        ==========
 Net increase in net assets resulting from operations                                   $3,901,425
                                                                                        ==========

The accompanying notes are an integral part of these financial statements.  17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                Year               Year
                                                                                                Ended             Ended
                                                                                              12/31/06           12/31/05
FROM OPERATIONS:
Net investment income                                                                      $   3,104,185      $  2,985,351
Net realized gain on investments                                                                 769,465           511,506
Change in net unrealized gain (loss) on investments and foreign currency transactions             27,775        (2,035,611)
                                                                                           -------------      ------------
  Net increase in net assets resulting from operations                                     $   3,901,425      $  1,461,246
                                                                                           -------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I                                                                                   $  (1,059,142)     $ (1,227,712)
 Class II                                                                                     (2,235,620)       (1,916,310)
Net realized gain
 Class I                                                                                         (95,758)         (308,227)
 Class II                                                                                       (211,483)         (487,951)
                                                                                           -------------      ------------
  Total distributions to shareowners                                                       $  (3,602,003)     $ (3,940,200)
                                                                                           -------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  13,951,457      $ 19,663,891
Reinvestment of distributions                                                                  3,570,906         3,902,297
Cost of shares repurchased                                                                   (11,488,616)       (6,220,715)
                                                                                           -------------      ------------
  Net increase in net assets resulting from Fund share transactions                        $   6,033,747      $ 17,345,473
                                                                                           -------------      ------------
  Net increase in net assets                                                               $   6,333,169      $ 14,866,519
                                                                                           -------------      ------------
NET ASSETS:
Beginning of year                                                                          $  60,707,411      $ 45,840,892
                                                                                           -------------      ------------
End of year                                                                                $  67,040,580      $ 60,707,411
                                                                                           =============      ============
Undistributed net investment income, end of year                                           $     547,679      $    397,503
                                                                                           =============      ============

18                  The accompanying notes are an integral part of these
financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
The Pioneer Strategic Income VCT Portfolio (The Portfolio) is a portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio
       (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio
       (International Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio
       (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio
       (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio
       (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio
       (Real Estate Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio
       (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio
       (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio
       (America Income Portfolio)
   Pioneer Money Market VCT Portfolio
       (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio)
       (Class II shares only)
   Pioneer Small and Mid Cap Growth VCT Portfolio
       (Small and Mid Cap Growth Portfolio)
       (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio)
       (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio)
       (Class I shares only)
   Pioneer Cullen Value VCT Portfolio
       (Cullen Value Portfolio) (Class II shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio)
       (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of the Portfolio is to produce a high level of current income.

When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

     In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Discounts and premiums on fixed income securities are accreted and amortized, respectively, on a yield-to-maturity basis and are included in interest income. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Foreign Currency Translation
     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts
     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D.   Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2006, no such taxes were paid.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

--------------------------------------------------------------------------------
                                 Undistributed Net      Accumulated
                                 Investment Income     Net Realized     Paid-In
Portfolio                              (Loss)           Gain (Loss)     Capital
--------------------------------------------------------------------------------
Strategic Income Portfolio           $340,753        $(340,753)          $--
                                     ========        =========           ===
--------------------------------------------------------------------------------

     The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

                                                                 2006          2005
-------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                             $3,453,073    $3,166,871
 Long-Term capital gain                                         148,930       773,329
                                                             ----------    ----------
                                                             $3,602,003    $3,940,200
 Return of Capital                                                   --            --
                                                             ----------    ----------
  Total distributions                                        $3,602,003    $3,940,200
                                                             ==========    ==========
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                               $  623,950
 Undistributed long-term gain/(capital loss carryforward)       287,651
 Unrealized appreciation (depreciation)                         877,519
                                                             ----------
  Total                                                      $1,789,120
                                                             ==========
-------------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the mark to market of foreign currency contracts and the accrued interest on defaulted bonds.

E.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

     loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

G.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $3,696 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3.   Transfer Agent

(PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,367 in transfer agent fees payable to PIMSS at December 31, 2006.

4.   Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $983 payable to PFD at December 31, 2006.

5.   Aggregate Unrealized Appreciation and Depreciation

At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------------------------
                                                                                         Net
                                                      Gross            Gross        Appreciation/
                                   Tax Cost       Appreciation     Depreciation     (Depreciation)
--------------------------------------------------------------------------------------------------
 Strategic Income Portfolio     $58,695,804      $1,590,789       $(722,469)       $868,320
                                ===========      ==========       =========        ========
--------------------------------------------------------------------------------------------------


6.   Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $11,407,145 and $15,470,095, respectively. The cost of purchases and the proceeds from sales of U.S. Government obligations were $15,195,943 and $10,344,108, respectively.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.   Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

Strategic Income Portfolio       '06 Shares    '06 Amount     '05 Shares      '05 Amount
-----------------------------------------------------------------------------------------
CLASS I:
Shares sold                        232,122    $ 2,485,261        299,475      $ 3,285,765
Reinvestment of distributions      105,161      1,123,803        136,735        1,498,145
Shares repurchased                (500,163)    (5,370,642)      (364,351)      (3,995,330)
                                 --------------------------------------------------------
 Net increase (decrease)          (162,880)   $(1,761,578)        71,859      $   788,580
                                 ========================================================
CLASS II:
Shares sold                      1,068,521    $11,466,196      1,483,721      $16,378,126
Reinvestment of distributions      229,026      2,447,103        219,709        2,404,152
Shares repurchased                (571,426)    (6,117,974)      (204,670)      (2,225,385)
                                 --------------------------------------------------------
 Net increase                      726,121    $ 7,795,325      1,498,760      $16,556,893
                                 ========================================================

8.   Forward Foreign Currency Contracts
During the year ended December 31, 2006, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

As of December 31, 2006, outstanding forward Portfolio hedge contracts were as follows:

                                                                                                Net
                                Contracts to      In Exchange   Settlement                  Unrealized
Portfolio                          Deliver            For          Date          Value      Gain (Loss)
---------------------------------------------------------------------------------------------------------
Strategic Income Portfolio     AUD      (925,000)   $(714,266)    2/6/07      $(729,813)     $(15,547)
Strategic Income Portfolio     EUR      (400,000)    (532,170)   1/12/07       (528,280)        3,890
Strategic Income Portfolio     EUR      (570,000)    (760,511)    1/8/07       (752,633)        7,878
Strategic Income Portfolio     GBP      (335,000)    (654,918)   1/16/07       (656,307)       (1,389)
Strategic Income Portfolio     JPY    214,030,000   1,837,626    2/13/07      1,808,982       (28,644)

9.   New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Strategic Income VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                             /s/ Ernst & Young LLP

Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio (the "Fund")
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE
MANAGEMENT CONTRACT                                               (continued)
--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Lehman Brothers Universal Bond Index. The Fund's performance, based upon total return, was in the second quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the first quintile of the peer group for the three years ended June 30, 2006 and the first quintile for the five years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) Trustees also considered the yield of the Fund, before deduction of expenses, relative to the yield of the index. The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was strong.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee, based on 2006 data, was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the fourth quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated asset levels, break points in the management fee are not necessary at this time. The Trustees will continue to evaluate annually the appropriateness of break points.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund). The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                        Trustees and Officers
Pioneer Investment Management, Inc.                       The trust's Board of Trustees provides broad supervision
                                                          over the portfolio's affairs. The officers of the trust are
Custodian                                                 responsible for the trust's operations. The trust's Trustees
Brown Brothers Harriman & Co.                             and officers are listed below, together with their principal occupations during the past five years. Trustees who are
Independent Registered Public Accounting Firm             interested persons of the trust within the meaning of the
Ernst & Young LLP                                         1940 Act are referred to as Interested Trustees. Trustees
                                                          who are not interested persons of the trust are referred to
Principal Underwriter                                     as Independent Trustees. Each of the Trustees serves as a
Pioneer Funds Distributor, Inc.                           trustee of Independent Registered Public Accounting Firm
                                                          each of the 86 U.S. registered investment portfolios for
Legal Counsel                                             which Pioneer serves as investment adviser (the "Pioneer
Wilmer Cutler Pickering Hale and Dorr LLP                 Funds"). The address for all Interested Trustees and all
                                                          officers of the trust is 60 State Street, Boston,
Shareowner Services and Transfer                          Massachusetts 02109.
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee
                           and President     is elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------


NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer Global Asset Management
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Investment
                           Corporation (since 2004); Director of Fiduciary Counseling, Inc.; President
                           and Director of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                           President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                           Pickering Hale and Dorr LLP (counsel to PIM-USA and the Pioneer Funds)
---------------------------------------------------------------------------------------------------------


NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (80)*   Director of ICI Mutual Insurance Company

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               POSITIONS HELD   LENGTH OF SERVICE
NAME, AGE AND ADDRESS          WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (63)             Trustee          Trustee since 2005. Serves
3050 K. Street NW,                              until a successor trustee
Washington, DC 20007                            is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (58)              Trustee          Trustee since 2000. Serves
3509 Woodbine Street,                           until a successor trustee
Chevy Chase, MD 20815                           is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Trustee          Trustee since 2000. Serves
1001 Sherbrooke Street West,                    until a successor trustee
Montreal, Quebec, Canada                        is elected or earlier
H3A 1G5                                         retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (56)           Trustee          Trustee since 2006. Serves
89 Robbins Avenue,                              until a successor trustee
Berkeley Heights, NJ                            is elected or earlier
07922                                           retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (58)       Trustee          Trustee since 1995. Serves
200 State Street, 12th                          until a successor trustee
Floor, Boston, MA 02109                         is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (70)             Trustee          Trustee since 2000. Serves
One North Adgers Wharf,                         until a successor trustee
Charleston, SC 29401                            is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------


NAME, AGE AND ADDRESS          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (63)             Senior Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded
3050 K. Street NW,             health care services company) (2001 - present); Managing Partner, Federal
Washington, DC 20007           City Capital Advisors (boutique merchant bank) (2002 to 2004); and
                               Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-
                               based mortgage trading company) (2000 - 2002)
---------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              President, Bush International (international financial advisory firm)
3509 Woodbine Street,
Chevy Chase, MD 20815
---------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Founding Director, The Winthrop Group, Inc. (consulting firm); and
1001 Sherbrooke Street West,   Desautels Faculty of Management, McGill University
Montreal, Quebec, Canada
H3A 1G5
---------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)           Private investor (2004 - present); and Senior Executive Vice President, The
89 Robbins Avenue,             Bank of New York (financial and securities services) (1986 - 2004)
Berkeley Heights, NJ
07922
---------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)       President and Chief Executive Officer, Newbury, Piret & Company, Inc.
200 State Street, 12th         (investment banking firm)
Floor, Boston, MA 02109
---------------------------------------------------------------------------------------------------------------
John Winthrop (70)             President, John Winthrop & Co., Inc. (private investment firm)
One North Adgers Wharf,
Charleston, SC 29401
---------------------------------------------------------------------------------------------------------------


NAME, AGE AND ADDRESS          OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (63)             Director of The Enterprise Social Investment
3050 K. Street NW,             Company (privately-held affordable housing
Washington, DC 20007           finance company); and Director of New York
                               Mortgage Trust (publicly traded mortgage
                               REIT)
--------------------------------------------------------------------------------
Mary K. Bush (58)              Director of Brady Corporation (industrial
3509 Woodbine Street,          identification and specialty coated material
Chevy Chase, MD 20815          products manufacturer); Director of Briggs
                               & Stratton Co. (engine manufacturer);
                               Director of Mortgage Guaranty Insurance
                               Corporation; and Director of UAL
                               Corporation (airline holding company)
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      None
1001 Sherbrooke Street West,
Montreal, Quebec, Canada
H3A 1G5
--------------------------------------------------------------------------------
Thomas J. Perna (56)           Director of Quadriserv Inc. (technology
89 Robbins Avenue,             products for securities lending industry)
Berkeley Heights, NJ
07922
--------------------------------------------------------------------------------
Marguerite A. Piret (58)       Director of New America High Income Fund,
200 State Street, 12th         Inc. (closed-end investment company)
Floor, Boston, MA 02109
--------------------------------------------------------------------------------
John Winthrop (70)             None
One North Adgers Wharf,
Charleston, SC 29401
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Osbert M. Hood (54)+         Executive Vice   Since 2003. Serves at the
                             President        discretion of the Board
--------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Christopher P. Harvey (45)   Assistant        Since 2006. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------


NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Osbert M. Hood (54)+         President and Chief Executive Officer, PIM-USA since May 2003 (Director since January 2001; Executive Vice President and Chief Operating Officer
                             from November 2000 - May 2003); Director of PGAM since June 2003;
                             President and Director of Pioneer since May 2003; President and Director of Pioneer Institutional Asset Management, Inc. since February 2006;
                             Chairman and Director of Pioneer Investment Management Shareholder
                             Services, Inc. ("PIMSS") since May 2003; Director of PFD since May 2006;
                             Director of Oak Ridge Investments, LLC (a registered investment adviser in which PIM-USA owns a minority interest) since January 2005; Director of
                             Vanderbilt Capital Advisors, LLC (an institutional investment adviser wholly-
                             owned by PIM-USA) since June 2006; and Executive Vice President of all of the Pioneer Funds since June 2003
-------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
-------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since July 2002; Vice
                             President and Senior Counsel of BISYS Fund Services, Inc. (April 2001 to
                             June 2002); Senior Vice President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001); and Assistant Secretary of all of
                             the Pioneer Funds since September 2003
-------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)   Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and Assistant Secretary
                             of all of the Pioneer Funds since July 2006.
-------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and Senior Vice
                             President, CDC IXIS Asset Management Services from 2002 to 2003;
                             Assistant Treasurer and Vice President, MFS Investment Management from
                             1997 to 2002; and Assistant Treasurer of all of the Pioneer Funds since
                             November 2004
-------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Assistant Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Fund Accounting Manager - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds since May 2002
-------------------------------------------------------------------------------------------------------------

NAME AND AGE                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Osbert M. Hood (54)+         Trustee of certain Pioneer Funds

+Mr. Hood resigned as EVP effective January 9, 2007.
--------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     None
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   None
--------------------------------------------------------------------------------
Christopher P. Harvey (45)   None
--------------------------------------------------------------------------------
Vincent Nave (61)            None
--------------------------------------------------------------------------------
Mark E. Bradley (47)         None
--------------------------------------------------------------------------------
Luis I. Presutti (41)        None
--------------------------------------------------------------------------------
Gary Sullivan (48)           None
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Katherine Kim Sullivan (33)  Assistant        Since 2003. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Terrence J. Cullen (45)      Chief            Since 2006. Serves at the
                             Compliance       discretion of the Board
                             Officer
--------------------------------------------------------------------------------


NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Katherine Kim Sullivan (33)  Fund Administration Manager - Fund Accounting, Administration and
                             Controllership Services since June 2003; Assistant Vice President - Mutual
                             Fund Operations of State Street Corporation from June 2002 to June 2003
                             (formerly Deutsche Bank Asset Management); Pioneer Fund Accounting,
                             Administration and Controllership Services (Fund Accounting Manager from
                             August 1999 to May 2002); and Assistant Treasurer of all of the Pioneer
                             Funds since September 2003
--------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)      Chief Compliance Officer of Pioneer and all of the Pioneer Funds since
                             March 2006; Vice President and Senior Counsel of Pioneer since
                             September 2004; and Senior Vice President and Counsel, State Street
                             Research & Management Company (February 1998 to September 2004)
--------------------------------------------------------------------------------------------------------

NAME AND AGE                  OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katherine Kim Sullivan (33)   None
--------------------------------------------------------------------------------

Terrence J. Cullen (45)       None
--------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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36

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                                                              37

[Logo] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18677-01-0207

                                                          [LOGO] PIONEER
                                                                 Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                                  Pioneer Value VCT Portfolio -- Class II Shares


                                                                   ANNUAL REPORT
                                                               December 31, 2006

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Value VCT Portfolio
  Portfolio and Performance Update                    2
  Comparing Ongoing Portfolio Expenses                3
  Portfolio Management Discussion                     4
  Schedule of Investments                             6
  Financial Statements                                8
  Notes to Financial Statements                      12
  Report of Independent Registered Public
    Accounting Firm                                  17
  Factors Considered by the Independent Trustees
    in Approving the Management Contract             18
  Trustees, Officers and Service Providers           21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                              96.5%
Depositary Receipts for International Stocks     1.9%
International Common Stocks                      1.6%

Sector Distribution
(As a percentage of equity holdings)

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                      28.7%
Health Care                                     16.6%
Consumer Staples                                14.0%
Energy                                          10.4%
Information Technology                           7.3%
Industrials                                      7.1%
Telecommunication Services                       5.7%
Utilities                                        4.7%
Consumer Discretionary                           3.2%
Materials                                        2.3%

Five Largest Holdings
(As a percentage of equity holdings)

1.   Allstate Corp.             4.97%
2.   American International
       Group, Inc.              4.48
3.   Schering-Plough Corp.      4.44
4.   ConocoPhillips             4.16
5.   Altria Group, Inc.         4.13

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Prices and Distributions

                              12/31/06     12/31/05
Net Asset Value per Share     $15.08       $13.92


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 12/31/06)         Income         Capital Gains     Capital Gains
                            $0.0317        $   -             $0.7902

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Value VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                 Pioneer Value               Russell 1000
                 VCT Portfolio               Value Index
05/03               10,000                      10,000
12/03               11,633                      11,800
12/04               12,959                      13,747
12/05               13,564                      14,716
12/06               15,604                      17,990

The Russell 1000 Value Index measures the performance of the value-oriented stocks in the Russell 1000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class
(5/1/03)                                                                 13.96%
1 Year                                                                   15.04%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Value VCT Portfolio

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                                       II
--------------------------------------------------------
Beginning Account Value on 7/1/06             $1,000.00
Ending Account Value on 12/31/06              $1,109.57
Expenses Paid During Period*                  $    5.96

* Expenses are equal to the Portfolio's annualized expense ratio of 1.12% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.


Share Class                                       II
--------------------------------------------------------
Beginning Account Value on 7/1/06             $1,000.00
Ending Account Value on 12/31/06              $1,019.56
Expenses Paid During Period*                  $    5.70

* Expenses are equal to the Portfolio's annualized expense ratio of 1.12% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

In the following interview, Aaron Clark, Pioneer Value VCT Portfolio's Manager, discusses the factors that influenced performance during the 12 months ended December 31, 2006.

Q. How did the Portfolio perform during 2006?

A. For the 12 months ended December 31, 2006, the Portfolio's Class II shares rose 15.04% at net asset value. The Portfolio underperformed the 22.25% return of the Russell 1000 Value Index as well as the 19.01% average return of the 98 portfolios in its Lipper peer group, Large-Cap Value Funds.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. The Portfolio produced a strong absolute return yet underperformed its benchmark. What was the cause of this?

A. The past 12 months was a period of strong performance for the broader U.S. stock market, largely as a result of the continued environment of steady economic growth and robust corporate earnings. Value stocks performed particularly well, as traditional value-oriented sectors such as financials, basic materials, industrials and utilities all outperformed the broader market.

   While this backdrop was positive for the Portfolio, three misses in individual stocks resulted in underperformance. Most notably, the Portfolio did not hold a position in ExxonMobil, which outperformed the broader energy sector on the strength of its record earnings. Since the stock comprises over 6% of the benchmark during the reporting period, our decision not to own its shares had an outsized impact on the Portfolio's relative performance. Also detracting from returns were the Portfolio's holdings in Dow Chemical, which declined on concerns about slower earnings; and Tyco International, whose shares fell sharply in January after the company missed earnings expectations. Dow has been eliminated from the Portfolio, but we continued to hold a position in Tyco during the reporting period.

   Our approach is to use fundamental research to build a portfolio of stocks whose prices do not fully reflect what we believe is the intrinsic value of the underlying companies. One outcome of this approach is that the Portfolio tends to be focused in about 40-60 stocks in which we hold the highest level of conviction. Therefore, two or three underperforming positions can weigh on short-term relative performance, as was the case during the past year. Nevertheless, we believe that our focus on investing in undervalued companies will stand the Portfolio in good stead over time.

Q. What were some holdings that helped performance?

A. The largest individual contributor was cable provider Comcast. The stock was the Portfolio's largest overweight relative to the benchmark earlier in the year, but its substantial rally from its April level of about $26 to the low $40s by year-end caused its shares to move closer to what we saw as their fair value. We therefore reduced the Portfolio's weighting in Comcast, but we continued to hold a reduced position at the close of the year.

   Also boosting performance were the Portfolio's holdings in two financial stocks - Allstate and Merrill Lynch. We believed Allstate was very undervalued at the time of our original purchase, and this view has been borne out as the stock has performed well on the strength of profit margins and positive changes in the auto insurance industry. Believing the stock remains undervalued, we continued to hold it in the Portfolio. Merrill Lynch, meanwhile, was boosted by the positive capital markets backdrop and the apparent success of the restructuring efforts it has undertaken in recent years.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. What notable changes did you make to the Portfolio throughout the reporting period?

A. We elected to take profits in a number of energy stocks whose market values had risen near, or in some cases above, what we believed was their intrinsic value. While we redeployed some of the proceeds of these sales within energy, we also moved some money into other areas where we found more attractive values; namely health care and technology. In the former, our research showed a number of large-cap pharmaceutical stocks to be significantly undervalued, prompting us to purchase shares in Schering-Plough, Bristol Myers, Merck and Wyeth. As of the date of this report, the Portfolio's weighting in health care was now substantially above that of the index, reflecting the large number of individual opportunities we found in this area. We also invested in a number of technology companies with high levels of free cash flow: Nokia, Motorola, IBM and Hewlett-Packard. Another purchase of note was Freescale Semiconductor, which subsequently was taken over by a private equity consortium at a premium approximately 40% above our average purchase price.

Q. What is your overall view on the value segment of the market at present?

A. Although value stocks have outperformed their growth counterparts for quite some time, there are still a wealth of opportunities to invest in high-quality, undervalued individual companies. In addition, the ongoing strength of the U.S. economy, together with the growing likelihood that the Federal Reserve is nearly finished with its long series of interest rate increases, continue to offer support for the market as a whole. We believe this environment will continue to provide fertile ground in which to employ our bottom-up approach to individual stock selection.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

      Shares                                                     Value
                  COMMON STOCKS - 96.8%
                  Energy - 10.0%
                  Integrated Oil & Gas - 10.0%
      31,600      Chevron Corp.                            $ 2,323,548
      38,076      ConocoPhillips                             2,739,568
      19,100      USX-Marathon Group, Inc.                   1,766,750
                                                           -----------
                                                           $ 6,829,866
                                                           -----------
                  Total Energy                             $ 6,829,866
                                                           -----------
                  Materials - 2.3%
                  Diversified Metals & Mining - 1.7%
      21,107      Freeport-McMoRan Copper & Gold, Inc.
                  (Class B)                                $ 1,176,293
                                                           -----------
                  Gold - 0.6%
       8,000      Newmont Mining Corp.                     $   361,200
                                                           -----------
                  Total Materials                          $ 1,537,493
                                                           -----------
                  Capital Goods - 6.1%
                  Industrial Conglomerates - 6.1%
      19,300      3M Co.                                   $ 1,504,049
      38,000      General Electric Co.                       1,413,980
      40,363      Tyco International, Ltd.                   1,227,035
                                                           -----------
                                                           $ 4,145,064
                                                           -----------
                  Total Capital Goods                      $ 4,145,064
                                                           -----------
                  Transportation - 0.8%
                  Railroads - 0.8%
      10,900      Norfolk Southern Corp.                   $   548,161
                                                           -----------
                  Total Transportation                     $   548,161
                                                           -----------
                  Retailing - 3.1%
                  Home Improvement Retail - 2.3%
      39,200      Home Depot, Inc.                         $ 1,574,272
                                                           -----------
                  Internet Retail - 0.8%
      26,600      Expedia, Inc.*                           $   558,068
                                                           -----------
                  Total Retailing                          $ 2,132,340
                                                           -----------
                  Food & Drug Retailing - 3.1%
                  Food Retail - 1.1%
      33,500      Kroger Co.                               $   772,845
                                                           -----------
                  Hypermarkets & Supercenters - 2.0%
      28,570      Wal-Mart Stores, Inc.                    $ 1,319,363
                                                           -----------
                  Total Food & Drug Retailing              $ 2,092,208
                                                           -----------
                  Food, Beverage & Tobacco - 7.0%
                  Packaged Foods & Meats - 3.0%
      12,600      Campbell Soup Co.                        $   490,014
      26,400      General Mills, Inc.                        1,520,640
                                                           -----------
                                                           $ 2,010,654
                                                           -----------
                  Tobacco - 4.0%
      31,750      Altria Group, Inc.                       $ 2,724,785
                                                           -----------
                  Total Food, Beverage & Tobacco           $ 4,735,439
                                                           -----------

      Shares                                                     Value
                  Household & Personal Products - 3.5%
                  Household Products - 2.8%
      27,600      Kimberly-Clark Corp.                     $ 1,875,420
                                                           -----------
                  Personal Products - 0.7%
      15,200      Avon Products, Inc.                      $   502,208
                                                           -----------
                  Total Household &
                  Personal Products                        $ 2,377,628
                                                           -----------
                  Health Care Equipment & Services - 1.6%
                  Health Care Equipment - 1.2%
      48,400      Boston Scientific Corp.*                 $   831,512
                                                           -----------
                  Managed Health Care - 0.4%
       6,600      Aetna, Inc.                              $   284,988
                                                           -----------
                  Total Health Care
                  Equipment & Services                     $ 1,116,500
                                                           -----------
                  Pharmaceuticals & Biotechnology - 14.4%
                  Pharmaceuticals - 14.4%
      97,820      Bristol-Myers Squibb Co.                 $ 2,574,622
      52,000      Merck & Co., Inc.                          2,267,200
      56,000      Pfizer, Inc.                               1,450,400
     123,970      Schering-Plough Corp.                      2,930,651
      11,700      Wyeth                                        595,764
                                                           -----------
                                                           $ 9,818,637
                                                           -----------
                  Total Pharmaceuticals &
                  Biotechnology                            $ 9,818,637
                                                           -----------
                  Banks - 6.8%
                  Diversified Banks - 3.5%
      42,280      Wachovia Corp.                           $ 2,407,846
                                                           -----------
                  Thrifts & Mortgage Finance - 3.3%
      11,500      Freddie Mac                              $   780,850
      31,618      Washington Mutual, Inc.                    1,438,303
                                                           -----------
                                                           $ 2,219,153
                                                           -----------
                  Total Banks                              $ 4,626,999
                                                           -----------
                  Diversified Financials - 9.7%
                  Asset Management & Custody Banks - 1.5%
      90,000      Amvescap Plc                             $ 1,048,859
                                                           -----------
                  Investment Banking & Brokerage - 2.4%
      17,220      Merrill Lynch & Co., Inc.                $ 1,603,182
                                                           -----------
                  Diversified Financial Services - 5.8%
      34,524      Bank of America Corp.                    $ 1,843,236
      38,434      Citigroup, Inc.                            2,140,774
                                                           -----------
                                                           $ 3,984,010
                                                           -----------
                  Total Diversified Financials             $ 6,636,051
                                                           -----------
                  Insurance - 11.3%
                  Life & Health Insurance - 2.1%
      69,695      UNUM Corp.                               $ 1,448,262
                                                           -----------
                  Multi-Line Insurance - 4.4%
      41,258      American International Group, Inc.       $ 2,956,548
                                                           -----------

6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                 Value
                  Property & Casualty Insurance - 4.8%
      50,309      Allstate Corp.                       $ 3,275,619
                                                       -----------
                  Total Insurance                      $ 7,680,429
                                                       -----------
                  Technology Hardware & Equipment - 7.1%
                  Communications Equipment - 2.7%
      27,800      Motorola, Inc.                       $   571,568
      61,148      Nokia Corp. (A.D.R.)                   1,242,527
                                                       -----------
                                                       $ 1,814,095
                                                       -----------
                  Computer Hardware - 4.4%
      34,200      Dell, Inc.*                          $   858,078
      29,600      Hewlett-Packard Co.                    1,219,224
       9,600      IBM Corp.                                932,640
                                                       -----------
                                                       $ 3,009,942
                                                       -----------
                  Total Technology
                  Hardware & Equipment                 $ 4,824,037
                                                       -----------
                  Telecommunication Services - 5.5%
                  Integrated Telecommunication Services - 5.5%
      25,800      BellSouth Corp.                      $ 1,215,439
      67,800      Verizon Communications, Inc.           2,524,872
                                                       -----------
                                                       $ 3,740,311
                                                       -----------
                  Total Telecommunication Services     $ 3,740,311
                                                       -----------

      Shares                                                 Value
                  Utilities - 4.5%
                  Electric Utilities - 3.9%
      24,590      Edison International                 $ 1,118,353
      25,790      Firstenergy Corp.                      1,555,137
                                                       -----------
                                                       $ 2,673,490
                                                       -----------
                  Independent Power Producer &
                  Energy Traders - 0.6%
       7,730      TXU Corp.                            $   419,043
                                                       -----------
                  Total Utilities                      $ 3,092,533
                                                       -----------
                  (Cost $58,082,778)                   $65,933,696
                                                       -----------
                  TOTAL INVESTMENT IN SECURITIES - 96.8%
                  (Cost $58,082,778)                   $65,933,696
                                                       -----------
                  OTHER ASSETS AND
                  LIABILITIES - 3.2%                   $ 2,160,095
                                                       -----------
                  TOTAL NET ASSETS - 100.0%            $68,093,791
                                                       ===========

(A.D.R.) American Depositary Receipt
*        Non-income producing security

    The accompanying notes are an integral part of these financial statements. 7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended    Year Ended     Year Ended     5/1/03 (a) to
Class II                                                            12/31/06      12/31/05       12/31/04         12/31/03
Net asset value, beginning of period                                $ 13.92       $ 13.40        $ 12.04          $10.00
                                                                    -------       -------        -------          ------
Increase from investment operations:
 Net investment income                                              $  0.21       $  0.02        $  0.02          $ 0.01
 Net realized and unrealized gain on investments and foreign
  currency transactions                                                1.77          0.60           1.36            2.03
                                                                    -------       -------        -------          ------
  Net increase from investment operations                           $  1.98       $  0.62        $  1.38          $ 2.04
Distributions to shareowners:
 Net investment income                                                (0.03)        (0.01)         (0.01)              -
 Net realized gain                                                    (0.79)        (0.09)         (0.01)              -
                                                                    -------       -------        -------          ------
 Net increase in net asset value                                    $  1.16       $  0.52        $  1.36          $ 2.04
                                                                    -------       -------        -------          ------
 Net asset value, end of period                                     $ 15.08       $ 13.92        $ 13.40          $12.04
                                                                    =======       =======        =======          ======
Total return*                                                         15.04%         4.67%         11.40%          20.40%
Ratio of net expenses to average net assets+                           1.12%         1.34%          1.50%           1.50%**
Ratio of net investment income to average net assets+                  1.38%         0.63%          0.27%           0.27%**
Portfolio turnover rate                                                  96%          208%            52%             24%
Net assets, end of period (in thousands)                            $68,094       $71,136        $10,879          $1,695
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          1.12%         1.43%          3.61%          10.93%**
 Net investment income (loss)                                          1.38%         0.54%         (1.85)%         (9.16)%**
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          1.12%         1.34%          1.50%           1.50%**
 Net investment income                                                 1.38%         0.63%          0.27%           0.27%**

+     Ratios with no reduction for fees paid indirectly.
(a)   Class II shares were first publicly offered on May 1, 2003.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**    Annualized.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expenses risk charges, separate account charges, and sales charges.

8 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $58,082,778)      $65,933,696
 Cash                                                         2,186,795
 Receivables -
 Dividends, interest and foreign taxes withheld                 116,120
 Other                                                            1,797
                                                            -----------
  Total assets                                              $68,238,408
                                                            -----------
LIABILITIES:
 Payables -
 Fund shares repurchased                                    $    76,738
 Due to affiliates                                                6,164
 Accrued expenses                                                61,715
                                                            -----------
  Total liabilities                                         $   144,617
                                                            -----------
NET ASSETS:
 Paid-in capital                                            $60,372,690
 Undistributed net investment income                            921,952
 Accumulated net realized loss on investments                (1,051,769)
 Net unrealized gain on investments                           7,850,918
                                                            -----------
  Total net assets                                          $68,093,791
                                                            -----------
NET ASSET VALUE PER SHARE:
 Class II:
 (No par value, unlimited number of shares authorized)
 Net assets                                                 $68,093,791
 Shares outstanding                                           4,514,324
                                                            -----------
 Net asset value per share                                  $     15.08


    The accompanying notes are an integral part of these financial statements. 9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                             Year
                                                                            Ended
                                                                           12/31/06
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $4,212)                     $1,601,077
 Interest                                                                   108,594
                                                                         ----------
  Total investment income                                                $1,709,671
                                                                         ----------
EXPENSES:
 Management fees                                                         $  511,538
 Transfer agent fees and expenses                                             1,300
 Distribution fees (Class II)                                               170,507
 Administrative reimbursements                                               15,372
 Custodian fees                                                              11,994
 Professional fees                                                           34,275
 Printing                                                                     9,287
 Fees and expenses of nonaffiliated trustees                                  5,355
 Miscellaneous                                                                6,072
                                                                         ----------
  Total expenses                                                         $  765,700
                                                                         ----------
  Net expenses                                                           $  765,700
                                                                         ----------
   Net investment income                                                 $  943,971
                                                                         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments                                                             $6,618,454
 Written options closed/expired                                             140,889
 Other assets and liabilities denominated in foreign currencies             (21,932)
                                                                         ----------
                                                                         $6,737,411
                                                                         ----------
 Change in net unrealized gain or (loss) from:
 Investments                                                             $1,924,056
 Other assets and liabilities denominated in foreign currencies                   4
                                                                         ----------
                                                                         $1,924,060
                                                                         ----------
 Net gain on investments, options and foreign currency transactions      $8,661,471
                                                                         ==========
 Net increase in net assets resulting from operations                    $9,605,442
                                                                         ==========

10 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   Year               Year
                                                                                                   Ended             Ended
                                                                                                 12/31/06           12/31/05
FROM OPERATIONS:
Net investment income                                                                         $     943,971      $    143,759
Net realized gain on investments, options and foreign currency transactions                       6,737,411         3,979,230
Change in net unrealized gain or (loss) on investments and foreign currency transactions          1,924,060        (2,014,683)
                                                                                              -------------      ------------
  Net increase in net assets resulting from operations                                        $   9,605,442      $  2,108,306
                                                                                              -------------      ------------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
 Class II                                                                                     $    (145,013)     $    (12,530)
Net realized gain
 Class II                                                                                        (3,614,807)          (94,867)
                                                                                              -------------      ------------
  Total distributions to shareowners                                                          $  (3,759,820)     $   (107,397)
                                                                                              -------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                              $   3,513,464      $  4,536,146
Shares issued in reorganization                                                                           -        56,877,053
Reinvestment of distributions                                                                     3,759,820           104,862
Cost of shares repurchased                                                                      (16,161,055)       (3,262,015)
                                                                                              -------------      ------------
  Net increase (decrease) in net assets resulting from Fund share transactions                $  (8,887,771)     $ 58,256,046
                                                                                              -------------      ------------
  Net increase (decrease) in net assets                                                       $  (3,042,149)     $ 60,256,955
NET ASSETS:
Beginning of year                                                                                71,135,940        10,878,985
                                                                                              -------------      ------------
End of year                                                                                   $  68,093,791      $ 71,135,940
                                                                                              =============      ============
Undistributed net investment income, end of year                                              $     921,952      $    144,926
                                                                                              =============      ============

   The accompanying notes are an integral part of these financial statements. 11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Value VCT Portfolio (the Portfolio), is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio)
       (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

The Portfolio commenced operations on May 1, 2003.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio seeks reasonable income and capital growth.

Information concerning the Portfolio's principal investment risk is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2006, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At December 31, 2006, there were no open forward foreign currency contracts.

D. Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, the Portfolio had a net capital loss carryforward of $5,325,505, of which the following amounts will expire between 2009 and 2010 if not utilized: $2,659,000 in 2009 and $2,666,505 in
   2010.

   At December 31, 2006, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset values of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

--------------------------------------------------------------------------------
                           Undistributed          Accumulated
                          Net Investment         Net Realized         Paid-In
Portfolio                     Income                 Loss             Capital
--------------------------------------------------------------------------------
 Value Portfolio            $(21,932)              $21,932              $-
                            ========               =======              ==
--------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

   The following chart shows the distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 and the components of distributable earnings as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                2006            2005
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                            $  145,013        $  20,216
 Long-Term capital gain                      3,614,807           87,181
                                            ------------------------------------
  Total distributions                       $3,759,820        $ 107,397
                                            ====================================
 Distributable Earnings
 (Accumulated Losses):
 Undistributed ordinary income              $  921,952
 Undistributed long-term gain                4,506,896
 Capital loss carryforward from AmSouth     (5,325,505)
 Unrealized appreciation (depreciation)      7,617,758
                                            ------------------------------------
  Total                                     $7,721,101
                                            ====================================
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

E. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $625,557 in commissions on the sale of Trust shares for the year ended December 31, 2006. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H. Option Writing
   When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from written options that expire unexercised are treated by the Portfolio on the expiration date as a realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security currency in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Transactions in written options for the year ended December 31, 2006 are summarized as follows:

--------------------------------------------------------------------------------
                                                   Option Written
--------------------------------------------------------------------------------
                                               Number of     Aggregate
                                               Contracts     Face Value
--------------------------------------------------------------------------------
 Options outstanding at beginning of year            -       $      -
 Options opened                                    145         44,664
 Options exercised                                (145)       (44,664)
                                               ---------------------------------
 Options outstanding at end of year                  -       $      -
                                               =================================
--------------------------------------------------------------------------------

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2006, $4,347 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

Through May 1, 2007, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.30% of the average daily net assets attributable to class II shares.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $410 in transfer agent fees payable to PIMSS at December 31, 2006.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $1,407 payable to PFD at December 31, 2006.

5. Aggregate Unrealized Appreciation and Depreciation
At December 31, 2006, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

---------------------------------------------------------------------------------------
                                                                              Net
                                           Gross            Gross        Appreciation/
                        Tax Cost       Appreciation     Depreciation     (Depreciation)
---------------------------------------------------------------------------------------
 Value Portfolio      $58,315,938       $7,844,774       $(227,016)        $7,617,758
                      ===========       ==========       =========         ==========
---------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2006, were $63,565,141 and $76,899,606, respectively.

7. Capital Shares
At December 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the years ended December 31, 2006 and December 31, 2005:

----------------------------------------------------------------------------------------------------
Value Portfolio                      '06 Shares        '06 Amount       '05 Shares      '05 Amount
----------------------------------------------------------------------------------------------------
 CLASS II:
 Shares sold                            255,454        $ 3,513,464           338,599     $ 4,536,146
 Shares issued in reorganization             --                 --         4,188,296      56,877,053
 Reinvestment of distributions          283,332          3,759,820             7,796         104,862
 Shares repurchased                  (1,134,886)       (16,161,055)         (236,328)     (3,262,015)
                                     ---------------------------------------------------------------
  Net increase (decrease)              (596,100)       $(8,887,771)        4,298,363     $58,256,046
                                     ===============================================================
----------------------------------------------------------------------------------------------------

8. Merger Information
On November 4, 2005, beneficial owners of AmSouth VIF Value Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on November 4, 2005, by exchanging all of the AmSouth Fund's net assets for Class II shares as indicated below, based on Class II share's ending net asset value on the Closing Date. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

----------------------------------------------------------------------------------------------------
                                    Pioneer                                          Portfolio
                                   Value VCT                 AmSouth                 Value VCT
                                   Portfolio                VIF Value                Portfolio
                             (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
----------------------------------------------------------------------------------------------------
 Net Assets                       $14,728,843              $56,877,053              $71,605,896
 Shares Outstanding                 1,084,731                3,957,885                5,273,027
 Class II Shares Issued                                                               4,188,296
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Unrealized
                                           Appreciation         Realized (Loss)
                                         on Closing Date        on Closing Date
--------------------------------------------------------------------------------
 AmSouth VIF Value                          $6,995,580            $(8,135,854)
                                            ==========            ===========
--------------------------------------------------------------------------------

9. New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Value VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                               /s/ Ernst & Young LLP

Boston, Massachusetts
February 9, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect to the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for the one and three year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of a peer group considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the fourth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, and the fifth quintile of the peer group for the three years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareholders. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees, focusing on three-year total returns, concluded that the Fund underperformed relative to its peers.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. Although the Fund's management fee for the 12 months ended June 30, 2006 was in the fifth quintile relative to the management fees paid by the other funds in that peer group for the comparable period, at the request of the Trustees, the Investment Adviser agreed to reduce the Fund's management fee by 0.05%, which would be within the third quintile of that peer group. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 (after giving effect to the expense limitation) to be in the fifth quintile, according to data prepared for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given current and anticipated asset levels, a

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT
CONTRACT                                                             (continued)
--------------------------------------------------------------------------------

   break point in the management fee was not necessary. The Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                            Trustees and Officers
Pioneer Investment Management, Inc.
                                                              The trust's Board of Trustees provides broad supervision
Custodian                                                     over the portfolio's affairs. The officers of the trust are
Brown Brothers Harriman & Co.                                 responsible for the trust's operations. The trust's Trustees and officers are listed below, together with their principal
Independent Registered Public Accounting Firm                 occupations during the past five years. Trustees who are
Ernst & Young LLP                                             interested persons of the trust within the meaning of the
                                                              1940 Act are referred to as Interested Trustees. Trustees
Principal Underwriter                                         who are not interested persons of the trust are referred to
Pioneer Funds Distributor, Inc.                               as Independent Trustees. Each of the Trustees serves as a
                                                              trustee of each of the 86 U.S. registered investment
Legal Counsel                                                 portfolios for which Pioneer serves as investment adviser
Wilmer Cutler Pickering Hale and Dorr LLP                     (the "Pioneer Funds"). The address for all Interested
                                                              Trustees and all officers of the trust is 60 State Street,
Shareowner Services and Transfer                              Boston, Massachusetts 02109.
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                     POSITIONS HELD    LENGTH OF SERVICE      PRINCIPAL OCCUPATION DURING            OTHER DIRECTORSHIPS HELD
NAME AND AGE         WITH THE TRUST    AND TERM OF OFFICE     PAST FIVE YEARS                        BY THIS TRUSTEE
John F. Cogan, Jr.   Chairman of the   Trustee since 1994.    Deputy Chairman and a Director of      Director of ICI Mutual
(80)*                Board, Trustee    Serves until a         Pioneer Global Asset Management        Insurance Company
                     and President     successor trustee is   S.p.A. ("PGAM"); Non-Executive
                                       elected or earlier     Chairman and a Director of Pioneer
                                       retirement or          Investment Management USA Inc.
                                       removal.               ("PIM-USA"); Chairman and a
                                                              Director of Pioneer; Chairman and
                                                              Director of Pioneer Institutional
                                                              Asset Management, Inc. (since
                                                              2006); Director of Pioneer
                                                              Alternative Investment Management
                                                              Limited (Dublin); President and a
                                                              Director of Pioneer Alternative
                                                              Investment Management (Bermuda)
                                                              Limited and affiliated funds;
                                                              Director of PIOGLOBAL Real Estate
                                                              Investment Fund (Russia) (until
                                                              June 2006); Director of Nano-C,
                                                              Inc. (since 2003); Director of Cole
                                                              Investment Corporation (since
                                                              2004); Director of Fiduciary
                                                              Counseling, Inc.; President and
                                                              Director of Pioneer Funds
                                                              Distributor, Inc. ("PFD") (until
                                                              May 2006); President of all of the
                                                              Pioneer Funds; and Of Counsel,
                                                              Wilmer Cutler Pickering Hale and
                                                              Dorr LLP (counsel to PIM-USA and
                                                              the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------

Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                              POSITIONS HELD   LENGTH OF SERVICE      PRINCIPAL OCCUPATION DURING           OTHER DIRECTORSHIPS HELD
NAME, AGE AND ADDRESS         WITH THE TRUST   AND TERM OF OFFICE     PAST FIVE YEARS                       BY THIS TRUSTEE
David R. Bock (63)            Trustee          Trustee since 2005.    Senior Vice President and Chief       Director of The
3050 K. Street NW,                             Serves until a         Financial Officer, I-trax, Inc.       Enterprise Social
Washington, DC 20007                           successor trustee is   (publicly traded health care          Investment Company
                                               elected or earlier     services company) (2001 - present);   (privately-held
                                               retirement or          Managing Partner, Federal City        affordable housing
                                               removal.               Capital Advisors (boutique merchant   finance company); and
                                                                      bank) (2002 to 2004); and Executive   Director of New York
                                                                      Vice President and Chief Financial    Mortgage Trust (publicly
                                                                      Officer, Pedestal Inc. (internet-     traded mortgage REIT)
                                                                      based mortgage trading company)
                                                                      (2000 - 2002)
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)             Trustee          Trustee since 2000.    President, Bush International         Director of Brady
3509 Woodbine Street,                          Serves until a         (international financial advisory     Corporation
Chevy Chase, MD 20815                          successor trustee is   firm)                                 (industrial
                                               elected or earlier                                           identification and
                                               retirement or                                                specialty coated
                                               removal.                                                     material products
                                                                                                            manufacturer);
                                                                                                            Director of Briggs &
                                                                                                            Stratton Co. (engine
                                                                                                            manufacturer);
                                                                                                            Director of Mortgage
                                                                                                            Guaranty Insurance
                                                                                                            Corporation; and
                                                                                                            Director of UAL
                                                                                                            Corporation (airline
                                                                                                            holding company)
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)     Trustee          Trustee since 2000.    Founding Director, The Winthrop       None
1001 Sherbrooke Street West,                   Serves until a         Group, Inc. (consulting firm); and
Montreal, Quebec, Canada                       successor trustee is   Desautels Faculty of Management,
H3A 1G5                                        elected or earlier     McGill University
                                               retirement or
                                               removal.
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)          Trustee          Trustee since 2006.    Private investor (2004 - present);    Director of
89 Robbins Avenue,                             Serves until a         and Senior Executive Vice             Quadriserv Inc.
Berkeley Heights, NJ                           successor trustee is   President, The Bank of New York       (technology products
07922                                          elected or earlier     (financial and securities services)   for securities
                                               retirement or          (1986 - 2004)                         lending industry)
                                               removal.
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)      Trustee          Trustee since 1995.    President and Chief Executive         Director of New America
200 State Street, 12th                         Serves until a         Officer, Newbury, Piret & Company,    High Income Fund, Inc.
Floor, Boston, MA 02109                        successor trustee is   Inc. (investment banking firm)        (closed-end investment
                                               elected or earlier                                           company)
                                               retirement or
                                               removal.
-----------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)            Trustee          Trustee since 2000.    President, John Winthrop & Co.,       None
One North Adgers Wharf,                        Serves until a         Inc. (private investment firm)
Charleston, SC 29401                           successor trustee is
                                               elected or earlier
                                               retirement or
                                               removal.
-----------------------------------------------------------------------------------------------------------------------------------

Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD   LENGTH OF SERVICE      PRINCIPAL OCCUPATION DURING           OTHER DIRECTORSHIPS HELD
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE     PAST FIVE YEARS                       BY THIS OFFICER
Osbert M. Hood (54)+       Executive Vice   Since 2003. Serves     President and Chief Executive         Trustee of certain
                           President        at the discretion of   Officer, PIM-USA since May 2003       Pioneer Funds
                                            the Board              (Director since January 2001;
                                                                   Executive Vice President and Chief
                                                                   Operating Officer from November
                                                                   2000 - May 2003); Director of PGAM
                                                                   since June 2003; President and
                                                                   Director of Pioneer since May 2003;
                                                                   President and Director of Pioneer
                                                                   Institutional Asset Management,
                                                                   Inc. since February 2006; Chairman
                                                                   and Director of Pioneer Investment
                                                                   Management Shareholder Services,
                                                                   Inc. ("PIMSS") since May 2003;
                                                                   Director of PFD since May 2006;
                                                                   Director of Oak Ridge Investments,
                                                                   LLC (a registered investment
                                                                   adviser in which PIM-USA owns a
                                                                   minority interest) since January
                                                                   2005; Director of Vanderbilt
                                                                   Capital Advisors, LLC (an
                                                                   institutional investment adviser
                                                                   wholly-owned by PIM-USA) since
                                                                   June 2006; and Executive Vice
                                                                   President of all of the Pioneer
                                                                   Funds since June 2003

+Mr. Hood resigned as EVP effective January 9, 2007.
-----------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)   Secretary        Since 2000. Serves     Secretary of PIM-USA; Senior Vice     None
                                            at the discretion of   President - Legal of Pioneer;
                                            the Board              Secretary/Clerk of most of
                                                                   PIM-USA's subsidiaries; and
                                                                   Secretary of all of the Pioneer
                                                                   Funds since September 2003
                                                                   (Assistant Secretary from November
                                                                   2000 to September 2003)
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42) Assistant        Since 2003. Serves     Vice President and Senior Counsel     None
                           Secretary        at the discretion of   of Pioneer since July 2002; Vice
                                            the Board              President and Senior Counsel of
                                                                   BISYS Fund Services, Inc. (April
                                                                   2001 to June 2002); Senior Vice
                                                                   President and Deputy General
                                                                   Counsel of Funds Distributor, Inc.
                                                                   (July 2000 to April 2001); and
                                                                   Assistant Secretary of all of the
                                                                   Pioneer Funds since September 2003
-----------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45) Assistant        Since 2006. Serves     Partner, Wilmer Cutler Pickering      None
                           Secretary        at the discretion of   Hale and Dorr LLP; and Assistant
                                            the Board              Secretary of all of the Pioneer
                                                                   Funds since July 2006.
-----------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)          Treasurer        Since 2000. Serves     Vice President - Fund Accounting,     None
                                            at the discretion of   Administration and Controllership
                                            the Board              Services of Pioneer; and Treasurer
                                                                   of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)       Assistant        Since 2004. Serves     Deputy Treasurer of Pioneer since     None
                           Treasurer        at the discretion of   2004; Treasurer and Senior Vice
                                            the Board              President, CDC IXIS Asset
                                                                   Management Services from 2002 to
                                                                   2003; Assistant Treasurer and Vice
                                                                   President, MFS Investment
                                                                   Management from 1997 to 2002; and
                                                                   Assistant Treasurer of all of the
                                                                   Pioneer Funds since November 2004
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)      Assistant        Since 2000. Serves     Assistant Vice President - Fund       None
                           Treasurer        at the discretion of   Accounting, Administration and
                                            the Board              Controllership Services of Pioneer;
                                                                   and Assistant Treasurer of all of
                                                                   the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)         Assistant        Since 2002. Serves     Fund Accounting Manager - Fund        None
                           Treasurer        at the discretion of   Accounting, Administration and
                                            the Board              Controllership Services of Pioneer;
                                                                   and Assistant Treasurer of all of
                                                                   the Pioneer Funds since May 2002
-----------------------------------------------------------------------------------------------------------------------------------

Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------



                          POSITIONS HELD   LENGTH OF SERVICE       PRINCIPAL OCCUPATION DURING             OTHER DIRECTORSHIPS HELD
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE      PAST FIVE YEARS                         BY THIS OFFICER
Katherine Kim Sullivan    Assistant        Since 2003. Serves      Fund Administration Manager - Fund      None
(33)                      Treasurer        at the discretion of    Accounting, Administration and
                                           the Board               Controllership Services since June
                                                                   2003; Assistant Vice President -
                                                                   Mutual Fund Operations of State
                                                                   Street Corporation from June 2002
                                                                   to June 2003 (formerly Deutsche
                                                                   Bank Asset Management); Pioneer
                                                                   Fund Accounting, Administration and
                                                                   Controllership Services (Fund
                                                                   Accounting Manager from August 1999
                                                                   to May 2002); and Assistant
                                                                   Treasurer of all of the Pioneer
                                                                   Funds since September 2003
-----------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)   Chief            Since 2006. Serves      Chief Compliance Officer of Pioneer     None
                          Compliance       at the discretion of    and all of the Pioneer Funds since
                          Officer          the Board               March 2006; Vice President and
                                                                   Senior Counsel of Pioneer since
                                                                   September 2004; and Senior Vice
                                                                   President and Counsel, State Street
                                                                   Research & Management Company
                                                                   (February 1998 to September 2004)
-----------------------------------------------------------------------------------------------------------------------------------
The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A.
("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

24
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[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18670-01-0207



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with routine and non routine filings of its Form N-1A, totaled approximately $696,652 in 2006 and $759,150 in 2005 for the Trust's 27 portfolios and 28 portfolios at that time, respectively.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees

There were no other audit related services provided to the Trust during the fiscal years ended December 31, 2006 and 2005.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax return, totaled $202,909 in 2006 and $190,400 in 2005.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees

There were no other services provided to the Trust during the fiscal year ended December 31, 2006 and 2005.



(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.

For the years ended December 31, 2006 and 2005, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled $202,909 in 2006 and $190,400 in 2005.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date February 26, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date February 26, 2007


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date February 26, 2007

* Print the name and title of each signing officer under his or her signature.